UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06557
STI Classic Funds
(Exact name of registrant as specified in charter)

BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)
BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code: 614-470-8000
Date of fiscal year end: 03/31
Date of reporting period: 03/31/07
Item 1. Reports to Stockholders.

2007 Annual Report

Institutional Money Market Funds
March 31, 2007

STI CLASSIC FUNDS March 31, 2007

Letter to Shareholders	1

Management Discussion of Fund Performance

Classic Institutional Cash Management Money Market Fund	3
Classic Institutional Municipal Cash Reserve Money Market Fund	4
Classic Institutional U.S. Government Securities Money Market Fund	5
Classic Institutional U.S. Treasury Securities Money Market Fund	6

Schedules of Portfolio Investments	8

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	31

Trustees and Officers of the STI Classic Funds	32

Additional Information	34

LETTER TO SHAREHOLDERS
March 31, 2007
Dear Valued STI Classic Funds Shareholder,
The equity markets struggled midway through the first quarter after a healthy start but finished in positive territory by March 31st. Anxiety about the pace of economic growth and fears of spillover affects from an already weakening housing market weighed on the stock market, increased its volatility, and sent some investors toward the relative perceived safety of bonds. The S&P 500 index gained 0.6% and is up 11.8% over the trailing 12 months, while the Lehman Brothers U.S. Aggregate Bond Index added 1.5% for the quarter and 6.6% over the previous year.
In previous letters, we emphasized our expectation that economic momentum would slow and the rate of growth would decelerate for a variety of reasons. We also relayed our view that inflation pressures would gradually ease. This forecast is playing out much as we expected. The challenge for investors and observers in this type of environment is that the individual bits of information and data points rarely move evenly or consistently and often leave investors with ambiguous results. A likely scenario for the upcoming quarter is a continuation of mixed reports.
Job growth was firm and hourly wages increased, but consumers also spent more money on energy, namely gasoline. The housing market became a focus of concern, weighed down by fears that increased delinquencies and foreclosures in the sub prime market would spill over into other credits and the broader economy. Government reports on capital spending also weakened as did estimates of first quarter S&P 500 operating earnings growth. Exports, however, continued to enjoy healthy gains amid a relatively strong global environment. Inflation reports remained stubbornly stuck at levels above the Federal Reserve’s unofficial 1-2% comfort zone, sparking central bank rhetoric about the need to remain vigilant in its monetary policy.
Stocks began and ended the quarter on a firm note, but the middle period was weak. In particular, a confluence of events sent global equity prices lower on February 27th and began a modest sell-off that extended into the first half of March. A sharp decline in Asian emerging markets, a more pessimistic economic forecast from former Fed chairman Alan Greenspan, and weak U.S. economic reports precipitated the drop. However, reasonable valuations and selective positive earnings news helped draw investors back to the market toward the end of the quarter. Mid-Cap and International stocks outperformed, while Growth and Value styles generated mixed performance. Merger and acquisition activity as well as leveraged buyouts were major catalysts that unlocked value in the market despite the softer economic undercurrent.
In the fixed income markets, bond yields fell and prices rose during the stock market’s decline, but at the end of Q1, yields drifted higher as confidence returned. Point to point, the yield on the 10-year Treasury note fell modestly to 4.65% from 4.71% at the end of the fourth quarter. Shorter maturity bond yields fell somewhat further causing the yield curve to return to a slightly positive slope between two- and ten-year maturities. Despite concerns over the health of the economy, High Yield bonds outperformed the Investment Grade market, though inflation-linked TIPS notes also outperformed.
Our outlook for the economy for the remainder of the year is unchanged: positive, sub-par growth, with a gradual decline in core inflation. This type of environment has and will continue to create stress on some companies with weaker business models and balance sheets. However, many of the stronger, well capitalized firms, whose stocks have lagged to date, are likely to be recognized by the markets. We expect a similar scenario for bonds, where credit quality becomes a greater focus in a range-bound market. To be sure, we expect some nervous indigestion from time to time, but on balance, we believe equities will move higher by the end of the year, while bonds will earn close to the coupons.

1

There are many exciting changes taking place in the STI Classic Fund family and at Trusco Capital that we believe will enhance our products and improve performance in the coming quarters. However, as we anxiously welcome the new, I wish to express a strong note of gratitude to Bob Rhodes, who retired from Trusco Capital Management on March 31, 2007. Bob was a founding member and Executive Vice President of Trusco and made significant contributions to the growth and success of Trusco and the STI Classic Funds. We are deeply indebted to him for his performance and strong personal integrity that has set a high standard for us all going forward.
I close this letter with thanks to you, our valued clients. We very much appreciate your support and confidence over the years, and we will strive to earn that trust again in 2007 and the years to follow.
Sincerely,
David H. Eidson
President and CEO
Trusco Capital Management, Inc.

2

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
Portfolio Manager
• Robert S. Bowman, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund was positioned for a steady rate environment by maintaining a mix of floating rate and fixed rate maturities. For the period the Federal Reserve has held interest rates steady at each Federal Open Market Committee (“FOMC”) meeting benefiting the performance of the Fund.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Federal Reserve will hold interest rates steady at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity will alleviate the current inflation concerns and allow the Federal Reserve to begin lowering interest rates. The portfolio has been structured in an effort to benefit from a near term steady interest rate policy and then a flattening of the LIBOR1 curve later in the year.

1   LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.
Yields and Maturity Distribution (%)

Institutional
Yields (as of March 31, 2007)	Shares
7 Day Average Yield	5.24
7 Day Effective Yield	5.38
30 Day Average Yield	5.21
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

3

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND
Portfolio Manager
• Robert S. Bowman, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund was positioned for a steady rate environment by maintaining a mix of floating rate and fixed rate maturities. For the period the Federal Reserve has held interest rates steady at each Federal Open Market Committee (“FOMC”) meeting benefiting the performance of the Fund.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Federal Reserve will hold interest rates steady at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity will alleviate the current inflation concerns and allow the Federal Reserve to begin lowering interest rates. The portfolio has been structured in an effort to benefit from a near term steady interest rate policy and then a flattening of the Libor1 curve later in the year.

1   LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.
Yields and Maturity Distribution (%)

Institutional
Yields (as of March 31, 2007)	Shares
7 Day Average Yield	3.46
7 Day Effective Yield	3.52
30 Day Average Yield	3.40
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In absence of such fee waivers, yield would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and the 30 Day Average Yield would have been 3.43%, 3.49% and 3.20%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

4

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Manager
• Robert S. Bowman, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund adapted well to the Federal Open Market Committee decision to stop raising the Federal Funds rate at the end of the first fiscal quarter. The Fund remained positioned for an extended pause in monetary policy action by the Federal Reserve Board (the “Fed”). The Fund increased exposure to callable securities in the flat and inverted yield curve environments.
How do you plan to position the Fund, based on market conditions?
Our outlook is for the Fed to remain on hold for an extended period of time. The Fed’s dual mandate for controlling inflation while accommodating sustained economic growth is continually challenged by conflicting economic indicators. We believe the Fund is well positioned to respond to any Fed action in the future.
Yields and Maturity Distribution (%)

Institutional
Yields (as of March 31, 2007)	Shares
7 Day Average Yield	5.12
7 Day Effective Yield	5.25
30 Day Average Yield	5.10
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and the 30 Day Average Yield would have been 5.12%, 5.25% and 5.09%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

5

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
Portfolio Manager(s)
• E. Dean Speer, CPA, CFA
• Kimberly C. Maichle, CFA
• Greg Hallman
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund adapted well to the Federal Open Market Committee decision to stop raising the Federal Funds rate at the end of the first fiscal quarter. The Fund remained positioned for an extended pause in monetary policy action by the Federal Reserve.
How do you plan to position the Fund, based on market conditions?
Our outlook is for the Fed to remain on hold for an extended period of time. The Fed’s dual mandate for controlling inflation while accommodating sustained economic growth is continually challenged by conflicting economic indicators. We believe the Fund is well positioned to respond to any Fed action in the future.
Yields and Maturity Distribution (%)

	Institutional	Corporate
Yields (as of March 31, 2007)	Shares	Trust Shares
7 Day Average Yield	5.08	4.83
7 Day Effective Yield	5.21	4.94
30 Day Average Yield	5.08	4.83
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

6

This page is intentionally left blank.

7

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Cash Management Money Market Fund

	Principal
	Amount($)	Value($)

Certificates of Deposit (5.5%)
Banks (5.5%)
Barclays Bank PLC NY, 5.320%, 06/04/07 (b)	35,000	35,000
Canadian Imperial Bank NY, 5.375%, 02/27/08 (b)	50,000	50,000
HBOS Treasury Services PLC, 5.400%, 08/27/07 (c) (d)	50,000	50,000
Nordea Bank Finland NY, 5.300%, 06/15/07 (b)	75,000	75,000

Total Certificates of Deposit (Cost $210,000)		210,000

Commercial Paper (40.4%)
Banks (8.1%)
Allied Irish Banks N.A., Inc., 5.340%, 11/08/07 (c)	25,000	24,233
Australia & New Zealand National Ltd., 5.395%, 05/15/07 (c) (d)	50,000	49,691
Australia & New Zealand National Ltd., 5.541%, 07/11/07 (c) (d)	12,000	11,825
Australia & New Zealand National Ltd., 5.272%, 09/27/07 (c) (d)	35,000	34,140
DEPFA Bank PLC, 5.423%, 09/18/07 (c) (d)	50,000	48,802
DEPFA Bank PLC, 5.321%, 12/17/07 (c) (d)	35,000	33,736
Skandinaviska Enskilda Bank AB, 5.385%, 11/06/07 (c) (d)	25,000	24,234
Societe Generale, 5.508%, 05/01/07 (c)	50,000	49,783
Societe Generale, 5.374%, 06/21/07 (c)	35,000	34,595

		311,039

Diversified Financial Services (32.3%)
Anglesea Funding LLC, 5.416%, 04/17/07 (c) (d)	35,000	34,919
Anglesea Funding LLC, 5.339%, 08/15/07 (c) (d)	50,000	49,018
Bear Stearns Cos., Inc., 5.518%, 04/05/07 (b)	35,000	35,000
Bear Stearns Cos., Inc., 5.508%, 06/12/07 (b)	50,000	50,000
Catapult-PmX Funding LLC, 5.320%, 11/30/07 (b) (d)	50,000	49,990
Chesham Finance LLC, 5.431%, 04/12/07 (c) (d)	65,000	64,900
Chesham Finance LLC, 5.430%, 07/09/07 (c) (d)	35,000	34,498
Chesham Finance LLC, 5.310%, 08/02/07 (b) (d)	35,000	34,997
Credit Suisse First Boston USA, Inc., 5.688%, 04/13/07 (c) (d)	25,000	24,955
Danske Corp., 5.242%, 12/03/07 (c)	40,000	38,658
Davis Square III Funding Corp., 5.409%, 04/03/07 (c) (d)	14,810	14,806
Davis Square III Funding Corp., 5.414%, 04/11/07 (c) (d)	50,000	49,927
East-Fleet Finance LLC, 5.442%, 04/02/07 (c) (d)	100,000	99,984
Ebury Finance LLC, 5.430%, 04/17/07 (c) (d)	35,000	34,919
Ebury Finance LLC, 5.300%, 10/19/07 (b) (d)	50,000	49,993
Grampian Funding LLC, 5.395%, 05/22/07, LOC: HBOS Treasury Services PLC (c) (d)	50,000	49,631
ING (US) Funding LLC, 5.680%, 04/05/07 (c)	35,000	34,979
Ixis Commercial Paper Corp., 5.301%, 05/16/07 (c) (d)	40,000	39,738
Ixis Commercial Paper Corp., 5.363%, 06/14/07 (c) (d)	35,000	34,629
Merrill Lynch & Co., Inc., 5.449%, 05/15/07 (c)	35,000	34,778
Mica Funding LLC, 5.334%, 04/16/07 (c) (d)	50,000	49,889
Morgan Stanley Dean Witter, 5.403%, 07/09/07 (c)	35,000	34,501
Nelnet Student Asset Funding LLC, 5.297%, 08/30/07 (c) (d)	30,000	29,367
Nestle Capital Corp., 5.548%, 08/01/07 (c) (d)	55,000	54,030
New Center Asset Trust, 5.310%, 06/28/07 (c)	40,000	39,489
New Center Asset Trust, 5.416%, 07/11/07 (c)	35,000	34,488

See Notes to Financial Statements.

8

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Cash Management Money Market Fund — continued

	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
New Center Asset Trust, 5.420%, 08/02/07 (c)	40,000	39,288
Sigma Finance, Inc., 5.263%, 10/03/07 (c) (d)	25,000	24,342
Tierra Alta Funding Ltd., 5.399%, 04/18/07 (c) (d)	35,860	35,771
Westpac Securities NZ Ltd., 5.329%, 10/26/07 (c)	35,000	33,960

		1,235,444

Total Commercial Paper (Cost $1,546,483)		1,546,483

Corporate Bonds (40.8%)
Banks (1.3%)
National City Bank Cleveland, 5.315%, 09/18/07 (b)	25,000	24,999
Wells Fargo Bank N.A., 5.300%, 06/11/07 (b)	25,000	25,000

		49,999

Diversified Financial Services (39.5%)
Atlas Capital Funding Corp., 5.350%, 07/16/07 (b) (d)	75,000	74,999
Atlas Capital Funding Corp., 5.340%, 09/10/07 (b) (d)	30,000	30,000
Bear Stearns Cos., Inc., 5.330%, 01/09/08 (b)	35,000	35,000
Beta Finance, Inc., 5.315%, 07/25/07 (b) (d)	35,000	34,999
Beta Finance, Inc., 5.305%, 09/28/07 (b) (d)	30,000	29,999
Beta Finance, Inc., 5.300%, 10/23/07 (d)	30,000	30,000
Beta Finance, Inc., 5.410%, 02/11/08 (b) (d)	25,000	25,000
CC USA, Inc., 5.330%, 05/30/07 (d)	50,000	50,000
CC USA, Inc., 5.310%, 10/23/07 (b) (d)	30,000	29,998
Cheyne Finance LLC, 5.323%, 05/15/07 (b) (d)	50,000	49,999
Cheyne Finance LLC, 5.315%, 11/26/07 (b) (d)	35,000	34,995
Cheyne Finance LLC, 5.308%, 03/26/08 (b) (d)	50,000	49,994
Cullinan Finance Corp., 5.320%, 10/25/07 (b) (d)	50,000	49,997
Cullinan Finance Corp., 5.315%, 01/23/08 (b) (d)	35,000	34,999
Cullinan Finance Corp., 5.315%, 03/12/08 (b) (d)	50,000	49,995
Dorada Finance, Inc., 5.315%, 07/25/07 (b) (d)	30,000	29,999
Dorada Finance, Inc., 5.305%, 09/18/07 (b) (d)	35,000	34,998
Dorada Finance, Inc., 5.430%, 01/30/08 (b) (d)	40,000	40,000
Five Finance, Inc., 5.310%, 05/25/07 (b) (d)	35,000	34,999
Five Finance, Inc., 5.315%, 05/31/07 (b) (d)	21,000	21,000
Five Finance, Inc., 5.310%, 08/15/07 (b) (d)	35,000	34,999
Five Finance, Inc., 5.310%, 10/30/07 (b) (d)	25,000	24,997
K2 (USA) LLC, 5.325%, 08/07/07 (b) (d)	30,000	30,000
K2 (USA) LLC, 5.320%, 11/21/07 (b) (d)	50,000	49,997
K2 (USA) LLC, 5.435%, 01/30/08 (b) (d)	40,000	40,000
Liberty Light US Capital, 5.320%, 05/11/07 (b) (d)	40,000	40,000
Liberty Light US Capital, 5.320%, 06/29/07 (b) (d)	15,000	15,000
Liberty Light US Capital, 5.320%, 02/04/08 (b) (d)	75,000	74,994
Merrill Lynch & Co., Inc., Ser C, 5.285%, 05/14/07 (b)	50,000	50,000
Morgan Stanley, 5.400%, 03/04/08 (b)	25,000	25,000
Sigma Finance, Inc., 5.320%, 08/06/07 (b) (d)	25,000	25,000
Sigma Finance, Inc., 5.315%, 01/15/08 (b) (d)	35,000	34,999
Sigma Finance, Inc., 5.315%, 01/15/08 (b) (d)	50,000	49,998
Stanfield Victoria LLC, 5.300%, 04/16/07 (b) (d)	30,000	30,000
Stanfield Victoria LLC, 5.325%, 08/20/07 (b) (d)	50,000	50,000
Stanfield Victoria LLC, 5.320%, 01/25/08 (b) (d)	35,000	35,000
Toyota Motor Credit Corp., 5.375%, 02/27/08 (b)	50,000	50,000

See Notes to Financial Statements.

9

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Cash Management Money Market Fund — concluded

	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
Toyota Motor Credit Corp., Ser B, 5.340%, 07/16/07 (b)	50,000	50,004
Whistlejacket Capital Ltd., 5.280%, 05/15/07 (b) (d)	30,000	30,000

		1,510,958

Total Corporate Bonds (Cost $1,560,957)		1,560,957

Master Notes (2.8%)
Bank of America Corp., 5.014% (b) (e)	108,000	108,000

Total Master Notes (Cost $108,000)		108,000

Municipal Bonds (1.1%)
Colorado (0.1%)
Colorado Housing & Finance Authority, RB, 5.350%, 11/01/35, LOC: Lloyds TSB Bank PLC (b)	5,080	5,080

Illinois (0.3%)
Wheaton College, University Improvements, Ser A, RB, 5.350%, 10/01/35, LOC: JP Morgan Chase Bank (b)	10,000	10,000

Mississippi (0.1%)
Mississippi Development Bank, Special Obligation, MCEDA Board Project, RB, 5.390%, 12/01/23, AMBAC, LOC: Wachovia Bank N.A. (b)	3,630	3,630

Virginia (0.6%)
Newport News Economic Development Authority, Ship Building Project, Ser A, RB, 5.390%, 07/01/31, LOC: Wachovia Bank N.A. (b)	4,120	4,120
Newport News Economic Development Authority, Ship Building Project, Ser A, RB, 5.440%, 07/01/31, LOC: Wachovia Bank N.A. (b)	20,405	20,405

		24,525

Total Municipal Bonds (Cost $43,235)		43,235

Short-Term Investment (0.0%)
Brown Brothers Cayman Cash Sweep, 4.630%	171	171

Total Short-Term Investment (Cost $171)		171

Time Deposits (10.1%)
Barclays Bank, 5.350% (b)	68,796	68,796
BNP Paribas, 5.410% (b)	167,390	167,390
Deutsche Bank AG, 5.350% (b)	151,138	151,138

Total Time Deposits (Cost $387,324)		387,324

Total Investments (Cost $3,856,170) (a) — 100.7%		3,856,170
Liabilities in excess of other assets — (0.7)%		(27,110)

Net Assets — 100.0%		$3,829,060

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rate represents the effective yield at purchase.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 63.0% of net assets as of March 31, 2007.

(e)	Perpetual maturity.

AMBAC	—	Security insured by American Municipal Bond Assurance Corporation
LLC	—	Limited Liability Corporation
LOC	—	Letter of Credit
PLC	—	Public Limited Company
RB	—	Revenue Bond
Ser	—	Series

See Notes to Financial Statements.

10

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Municipal Cash Reserve Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)

Commercial Paper (1.7%)

Florida (1.7%)
Miami Dade County, 3.560%, 06/01/07, LOC: BNP Paribas and Dexia Credit	2,000	2,000

Total Commercial Paper (Cost $2,000)		2,000

Municipal Bonds (95.3%)

Alabama (0.5%)
Alabama Special Care Facilities, Financing Authority Hospital, Depreciable Assets, RB, 3.610%, 04/01/15, FGIC (b)	600	600

Arkansas (1.8%)
Pulaski County Public Facilities Board, Multifamily Housing, Ser PT-3772, RB, AMT, 3.780%, 02/01/43, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	2,040	2,040

California (3.9%)
California Housing Finance Agency, Home Mortgage, Ser U, RB, AMT, 3.810%, 02/01/31, FSA (b)	100	100
Los Angeles Regional Airports Improvement Corp., Sublease, Los Angeles International Airport, RB, 3.800%, 12/01/25, LOC: Societe Generale (b)	4,500	4,500

		4,600

Colorado (7.3%)
Arkansas River Power Authority, Ser PT-3550, RB, 3.710%, 10/01/26, XLCA (b) (c)	3,500	3,500
Denver City & County Airport, Ser E, AMT, 5.000%, 11/15/07, XLCA	1,000	1,009
Westminster, Ser PT-2784, COP, 3.720%, 12/01/25, Callable 12/01/15 @ 100, MBIA (b) (c)	4,000	4,000

		8,509

Connecticut (2.5%)
Connecticut Housing Finance Authority, Mortgage Finance Program, SubSer B-2, RB, AMT, 3.690%, 11/15/38, AMBAC (b)	2,900	2,900

Florida (11.9%)
Collier County Housing Finance Authority, Brittany Apartments Project, Ser A, RB, AMT, 3.700%, 07/15/34, FNMA (b)	2,050	2,050
Florida Gulf Coast University Financing Corp., Capital Improvements, RB, 3.650%, 12/01/33, LOC: Wachovia Bank N.A. (b)	2,960	2,960
Florida Housing Finance Corp., Multifamily Housing, Stone Harbor Apartments, Ser K, RB, AMT, 3.700%, 07/15/36, LOC: Amsouth Bank (b)	5,000	5,000
Marion County Hospital District, Health Systems Improvement, Munroe Regional Health, RB, 3.680%, 10/01/30, LOC: Amsouth Bank (b)	960	960
Orange County Housing Finance Authority, Multifamily Housing, Northbridge Phase II, Ser A, RB, AMT, 3.700%, 09/15/36, LOC: Southtrust Bank N.A. (b)	900	900
Tampa-Hillsborough County Expressway Authority, Trust Receipts K13, Ser D, RB, 3.700%, 07/01/23, AMBAC (b) (c)	2,000	2,000

		13,870

Georgia (2.6%)
Fulton County Development Authority, King’s Ridge Christian School, RB, 3.680%, 05/01/26, LOC: Branch Banking & Trust (b)	3,000	3,000

See Notes to Financial Statements.

11

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Municipal Cash Reserve Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Idaho (1.7%)
Idaho Health Facilities Authority, St. Luke’s Regional Medical Center Project, RB, 3.800%, 07/01/35, FSA (b)	2,000	2,000

Illinois (7.6%)
Chicago Sales Tax, Ser PT-2866, RB, 3.720%, 01/01/26, Callable 07/01/15 @ 100, FSA (b) (c)	2,800	2,800
Illinois Development Finance Authority, Lyric Opera Chicago Project, RB, 3.700%, 12/01/28 (b)	1,000	1,000
Illinois Housing Development Authority, Multifamily Housing, Ser PT-3806, RB, 3.740%, 07/01/48, Callable 07/01/16 @ 100, AMBAC (b) (c)	5,000	5,000

		8,800

Indiana (7.0%)
Baugo School Building Corp., Ser PT-3109, RB, 3.720%, 07/15/24, Callable 07/15/15 @ 100, FSA (b) (c)	2,000	2,000
Indiana Bond Bank, Ser PT-2259, RB, 3.720%, 02/01/12, AMBAC (b) (c)	2,000	2,000
Wayne Township — Marion County School Building Corp., Ser PT-2896, RB, 3.720%, 07/15/26, Callable 07/15/15 @ 100, FGIC (b) (c)	4,190	4,190

		8,190

Maryland (6.0%)
Montgomery County Housing Opportunities Commission, Wisconsin Park Association LP, Issue I, RB, AMT, 3.690%, 06/01/30, FNMA (b)	5,000	5,000
Montgomery County Housing Opportunities Commission, Oakfield Apartments, Issue I, RB, AMT, 3.700%, 10/15/39, FNMA (b)	2,000	2,000

		7,000

Massachusetts (3.0%)
Massachusetts Development Finance Agency, Boston University, Ser R-2, RB, 3.810%, 10/01/42 (b)	3,500	3,500

Michigan (6.4%)
Michigan Housing Development Authority, Rental Housing, Ser A, RB, AMT, 3.690%, 10/01/39, FGIC (b)	2,500	2,500
Michigan Housing Development Authority, Ser C, RB, AMT, 3.690%, 06/01/30, FSA (b)	5,000	5,000

		7,500

Nevada (5.2%)
Las Vegas, Ser C, GO, 3.800%, 06/01/36, LOC: Lloyds TSB Bank PLC (b)	4,000	4,000
Washoe County, Ser PT-3452, RB, 3.710%, 12/01/35, LOC: Dexia Credit Local (b) (c)	2,000	2,000

		6,000

New Jersey (1.9%)
Essex County Improvement Authority, Ser PA-648, RB, 3.680%, 10/01/20, FGIC (b) (c)	2,250	2,250

New York (2.6%)
New York City Capital Resources Corp., Enhanced Assistance Program, RB, 3.620%, 01/01/26, LOC: Bank of America N.A. (b)	2,900	2,899

See Notes to Financial Statements.

12

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Municipal Cash Reserve Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

New York—continued
New York City Housing Development Corp., Multifamily, Manhattan Court Development, Ser A, RB, AMT, 3.690%, 06/01/36, LOC: Citibank N.A. (b)	100	100

		2,999

North Carolina (0.9%)
Raleigh, Downtown Improvement Projects, Ser B, COP, 3.650%, 02/01/34, LOC: Depfa Bank PLC (b)	1,000	1,000

Pennsylvania (5.2%)
Allegheny County, Pittsburgh International Airport, Ser A-1, RB, AMT, 5.750%, 01/01/08, MBIA	1,000	1,015
Delaware County Industrial Development Authority, Airport Facilities, United Parcel Service Project, RB, 3.810%, 12/01/15 (b)	3,000	3,000
Philadelphia Redevelopment Authority, Residential Mortgage Loan, Ser PA-1444, RB, AMT, 3.720%, 12/01/28, Callable 06/01/16 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	2,000	2,000

		6,015

Texas (5.4%)
Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Mobil Corp. Project, RB, 3.760%, 10/01/24 (b)	1,500	1,500
Mesquite Industrial Development Corp., Championship Rodeo, RB, 3.950%, 12/01/10, LOC: JP Morgan Chase & Co. Texas N.A. (b)	760	760
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply, Ser PA-1453-R, RB, 3.730%, 12/15/17, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	4,000	4,000

		6,260

Virginia (1.8%)
Farmville Industrial Development Authority, Educational Facilities, Longwood Student Housing, Ser A, RB, 3.640%, 09/01/36, LOC: Bank of America (b)	2,080	2,080

Wisconsin (1.8%)
Wisconsin Health & Educational Facilities Authority, Gundersen Lutheran, Ser B, RB, 3.850%, 05/01/33, FGIC (b)	2,150	2,150

Wyoming (4.3%)
Lincoln County Pollution Control, Exxon Mobil Corp. Project, Ser D, RB, 3.760%, 11/01/14 (b)	5,000	5,000

Other (4.0%)
Putable Floating Rate Option, Tax-Exempt Receipts, Sunamerica Trust 2001-2, Cl A, RB, AMT, 3.740%, 12/01/31, FHLMC (b) (c)	4,710	4,710

Total Municipal Bonds (Cost $110,973)		110,973

Money Market Fund (2.6%)
Fidelity Tax Free Fund, 3.280%	3,079,624	3,080

Total Money Market Fund (Cost $3,080)		3,080

Total Investments (Cost $116,053) (a) — 99.6%		116,053
Other assets in excess of liabilities — 0.4%		429

Net Assets — 100.0%		$116,482

See Notes to Financial Statements.

13

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional Municipal Cash Reserve Money Market Fund — concluded

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 36.5% of net assets as of March 31, 2007.

AMBAC	—	Security insured by American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax Paper
COP	—	Certificates of Participation
FGIC	—	Security insured by Financial Guaranty Insurance Company
FHLMC	—	Security insured by Freddie Mac
FNMA	—	Security insured by Fannie Mae
FSA	—	Security insured by Financial Security Assurance, Inc.
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Security insured by Municipal Bond Insurance Association
PLC	—	Public Limited Company
RB	—	Revenue Bond
Ser	—	Series
XLCA	—	Security insured by XL Capital Assurance, Inc.

See Notes to Financial Statements.

14

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional U.S. Government Securities Money Market Fund

	Principal
	Amount($)	Value($)

U.S. Government Agencies (43.2%)

Fannie Mae (14.9%)
5.304%, 04/27/07 (b)	10,000	9,964
5.475%, 04/30/07 (b)	10,000	9,958
5.295%, 05/01/07 (b)	77,012	76,690
5.587%, 06/01/07 (b)	10,000	9,911
4.375%, 09/07/07	2,575	2,565
5.274%, 09/28/07 (b)	9,200	8,972
5.300%, 01/08/08, Callable 06/17/07 @ 100	14,500	14,501

		132,561

Federal Farm Credit Bank (3.4%)
5.250%, 06/06/07 (c)	30,000	30,001

Federal Home Loan Bank (12.0%)
5.240%, 04/23/07 (c)	10,000	10,000
5.240%, 04/25/07 (c)	10,000	10,000
5.240%, 06/27/07 (c)	13,700	13,700
5.200%, 10/17/07, Callable 04/17/07 @ 100	9,900	9,896
5.400%, 10/26/07, Callable 06/29/07 @ 100	12,400	12,400
5.280%, 02/07/08 (c)	37,500	37,499
5.280%, 02/07/08 (c)	5,000	5,000
5.375%, 02/28/08, Callable 05/02/07 @ 100	8,200	8,200

		106,695

Freddie Mac (12.9%)
5.319%, 04/17/07 (b)	10,000	9,978
5.293%, 05/01/07 (b)	10,000	9,959
2.875%, 05/15/07	13,892	13,851
5.521%, 07/11/07 (b)	15,000	14,782
4.000%, 08/17/07	2,755	2,742
4.050%, 09/24/07	3,100	3,083
5.173%, 09/27/07 (c)	39,000	38,992
4.625%, 10/05/07	9,300	9,273
5.350%, 12/19/07, Callable 06/19/07 @ 100	10,000	10,000
5.375%, 03/14/08, Callable 05/15/07 @ 100	2,000	2,000

		114,660

Total U.S. Government Agencies (Cost $383,917)		383,917

Repurchase Agreements (65.5%)
ABN AMRO Bank N.V., 5.305%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $69,903 (collateralized by U.S. Government Agencies; 5.000%, due 04/01/34; total market value $71,270)	69,872	69,872
BNP Paribas, 5.265%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $88,203 (collateralized by U.S. Government Agencies; 4.700% - 6.375%, due 06/15/09 - 07/28/10; total market value $89,929)	88,165	88,165
HSBC Securities, Inc., 5.295%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $163,065 (collateralized by U.S. Government Agencies; 5.000% - 7.500%, due 05/15/13 - 03/20/37; total market value $166,256)	162,993	162,993
Lehman Brothers, Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $29,748 (collateralized by U.S. Government Agencies; 5.500%, due 11/01/34; total market value $30,329)	29,735	29,735
Merrill Lynch & Co., Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $15,729 (collateralized by U.S. Government Agencies; 4.000% - 6.500%, due 09/15/18 - 02/15/32; total market value $16,040)	15,722	15,722

See Notes to Financial Statements.

15

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional U.S. Government Securities Money Market Fund — concluded

	Principal
	Amount($)	Value($)

Repurchase Agreements—continued
Morgan Stanley, 5.265%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $62,851 (collateralized by U.S. Government Agencies; 4.013% - 6.553%, due 04/01/33 - 11/01/42; total market value $64,089)	62,824	62,824
UBS Warburg LLC, 5.335%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $153,298 (collateralized by U.S. Government Agencies; DN - 6.500%, due 05/15/18 - 06/25/43; total market value $156,297)	153,229	153,229

Total Repurchase Agreements (Cost $582,540)		582,540

Total Investments (Cost $966,457) (a) — 108.7%		966,457
Liabilities in excess of other assets — (8.7)%		(77,244)

Net Assets — 100.0%		$889,213

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Rate represents the effective yield at purchase.

(c)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

DN	—	Discount Note
LLC	—	Limited Liability Corporation

See Notes to Financial Statements.

16

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional U.S. Treasury Securities Money Market Fund

	Principal
	Amount($)	Value($)

U.S. Treasury Obligations (6.1%)

U.S. Treasury Bills (6.1%)
5.129%, 04/12/07 (b)	43,000	42,935
5.169%, 07/26/07 (b)	80,000	78,719

Total U.S. Treasury Obligations (Cost $121,654)		121,654

Repurchase Agreements (94.3%)
ABN AMRO Bank N.V., 5.015%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $231,279 (collateralized by U.S. Treasury Obligations; DN, due 11/15/27; total market value $235,806)	231,182	231,182
Bear Stearns Cos., Inc., 4.915%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $24,743 (collateralized by U.S. Treasury Obligations; 1.875%-12.000%, due 11/15/09-01/15/25; total market value $28,752)	24,733	24,733
BNP Paribas, 4.965%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $281,493 (collateralized by U.S. Treasury Obligations; 1.625%-10.625%, due 03/31/07- 08/15/29; total market value $287,004)	281,377	281,377
Deutsche Bank AG, 5.015%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $88,170 (collateralized by U.S. Treasury Obligations; DN-9.125%, due 08/30/07-05/15/18; total market value $89,896)	88,133	88,133
Dresdner Bank AG, 5.065%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $138,050 (collateralized by U.S. Treasury Obligations; DN-8.750%, due 04/05/07-02/15/37; total market value $140,754)	137,992	137,992
Greenwich Capital Markets, Inc., 5.085%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $256,848 (collateralized by U.S. Treasury Obligations; 4.000%-4.875%, due 04/15/10-08/31/11; total market value $261,876)	256,740	256,740
HSBC Securities, Inc., 5.015%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $340,238 (collateralized by U.S. Treasury Obligations; DN-9.125%, due 08/15/17-02/15/21; total market value $346,898)	340,095	340,095
JP Morgan Chase & Co., 5.035%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $44,990 (collateralized by U.S. Treasury Obligations; 8.125%, due 05/15/21; total market value $45,874)	44,971	44,971
Lehman Brothers, Inc., 4.665%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $26,858 (collateralized by U.S. Treasury Obligations; 8.500%, due 02/15/20; total market value $27,385)	26,847	26,847

See Notes to Financial Statements.

17

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Classic Institutional U.S. Treasury Securities Money Market Fund — concluded

	Principal
	Amount($)	Value($)

Repurchase Agreements—continued
Merrill Lynch & Co., Inc., 5.065%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $52,160 (collateralized by U.S. Treasury Obligations; 4.750%, due 12/31/08; total market value $53,183)	52,138	52,138
Morgan Stanley, 5.065%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $53,362 (collateralized by U.S. Treasury Obligations; DN, due 11/15/10-02/15/12; total market value $54,407)	53,340	53,340
UBS Warburg LLC, 5.085%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $330,233 (collateralized by U.S. Treasury Obligations; DN, due 02/15/26-02/15/36; total market value $336,696)	330,093	330,093

Total Repurchase Agreements (Cost $1,867,641)		1,867,641

Total Investments (Cost $1,989,295) (a) — 100.4%		1,989,295
Liabilities in excess of other assets — (0.4)%		(7,111)

Net Assets — 100.0%		$1,982,184

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Rate represents the effective yield at purchase.

DN	—	Discount Note
LLC	—	Limited Liability Corporation

See Notes to Financial Statements.

18

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

	Classic
	Institutional	Classic	Classic	Classic
	Cash	Institutional	Institutional	Institutional
	Management	Municipal Cash	U.S. Government	U.S. Treasury
	Money Market	Reserve Money	Securities Money	Securities Money
	Fund	Market Fund	Market Fund	Market Fund

Assets:

Total Investments, at Cost	$3,856,170	$116,053	$966,457	$1,989,295

Total Investments, at Value	$3,856,170	$116,053	$383,917	$121,654

Repurchase Agreements, at Cost	—	—	582,540	1,867,641

Total Investments	3,856,170	116,053	966,457	1,989,295

Interest and Dividends Receivable	17,710	753	2,272	522

Receivable for Capital Shares Issued	7,200	—	1,199	1,276

Receivable from Investment Adviser	—	2	—	—

Prepaid Expenses	5	1	4	5

Total Assets	3,881,085	116,809	969,932	1,991,098

Liabilities:

Income Distributions Payable	16,408	321	3,859	8,264

Payable for Investment Securities Purchased	34,948	—	76,689	—

Investment Advisory Fees Payable	388	—	113	246

Administration and Fund Accounting Fees Payable	75	—	15	41

Compliance Services Fees Payable	13	—	4	12

Shareholder Service Fees Payable	—	—	—	268

Custodian Fees Payable	10	1	4	11

Accrued Expenses	183	5	35	72

Total Liabilities	52,025	327	80,719	8,914

Total Net Assets	$3,829,060	$116,482	$889,213	$1,982,184

Net Assets Consist of:

Capital	$3,829,209	$116,484	$889,201	$1,982,336

Undistributed Net Investment Income	57	1	15	126

Accumulated Net Realized Losses on Investment Transactions	(206)	(3)	(3)	(278)

Total Net Assets	$3,829,060	$116,482	$889,213	$1,982,184

Net Assets:

Institutional Shares	$3,829,060	$116,482	$889,213	$715,831

Corporate Trust Shares	N/A	N/A	N/A	$1,266,353

Shares Outstanding (unlimited number of shares authorized, no par value):

Institutional Shares	3,829,209	116,484	889,201	715,839

Corporate Trust Shares	N/A	N/A	N/A	1,266,497

Net Asset Value, Offering and Redemption Price Per Share:

Institutional Shares	$1.00	$1.00	$1.00	$1.00

Corporate Trust Shares	N/A	N/A	N/A	$1.00

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

19

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

	Classic
	Institutional	Classic	Classic	Classic
	Cash	Institutional	Institutional	Institutional
	Management	Municipal Cash	U.S. Government	U.S. Treasury
	Money Market	Reserve Money	Securities Money	Securities Money
	Fund	Market Fund	Market Fund	Market Fund

Investment Income:

Interest Income	$176,873	$3,103	$46,786	$146,394

Dividend Income	—	61	—	15

Total Investment Income	176,873	3,164	46,786	146,409

Expenses:

Investment Advisory Fees	4,190	134	1,372	4,129

Administration and Fund Accounting Fees	855	22	231	724

Shareholder Service Fees — Corporate Trust Shares	—	—	—	5,159

Compliance Services Fees	61	1	17	55

Custodian Fees	33	8	12	38

Professional Fees	161	4	35	107

Insurance Fees	71	1	22	67

Registration Fees	(33)	10	(2)	(19)

Transfer Agent Fees	(8)	—	(4)	(11)

Printing Fees	42	(1)	8	24

Trustees’ Fees	76	2	21	66

Other Fees	(5)	21	(11)	22

Total Expenses	5,443	202	1,701	10,361

Less: Investment Advisory Fees Waived	—	(18)	—	—

Less: Administration Fees Waived	(32)	(8)	(9)	(16)

Net Expenses	5,411	176	1,692	10,345

Net Investment Income	171,462	2,988	45,094	136,064

Net Realized Gain (Loss) on Investments:

Net Realized Gain (Loss) on Investments Sold	(17)	(2)	(3)	—

Change in Net Assets from Operations	$171,445	$2,986	$45,091	$136,064

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated (Amounts in thousands)

	Classic Institutional		Classic Institutional		Classic Institutional
	Cash Management		Municipal Cash Reserve		U.S. Government Securities
	Money Market Fund		Money Market Fund		Money Market Fund

	04/01/06-	04/01/05-	04/01/06-	08/02/05*-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$171,462	$107,489	$2,988	$1,515	$45,094	$31,805

Net Realized Gain (Loss) on Investments Sold	(17)	(163)	(2)	—	(3)	—

Change in Net Assets from Operations	171,445	107,326	2,986	1,515	45,091	31,805

Dividends and Distributions to Shareholders:

Net Investment Income:

Institutional Shares	(171,406)	(107,488)	(2,987)	(1,515)	(45,079)	(31,805)

Corporate Trust Shares

Net Realized Gains:

Institutional Shares	—	—	(1)	—	—	—

Total Dividends and Distributions	(171,406)	(107,488)	(2,988)	(1,515)	(45,079)	(31,805)

Capital Transactions:

Institutional Shares:

Proceeds from Shares Issued	12,236,686	10,474,192	790,559	449,804	3,537,661	3,737,790

Reinvestment of Cash Distributions	80,231	57,184	7	—	15,256	12,924

Cost of Shares Redeemed	(11,463,417)	(10,147,220)	(800,064)	(323,822)	(3,615,491)	(3,693,592)

Change in Net Assets from Institutional Shares	853,500	384,156	(9,498)	125,982	(62,574)	57,122

Corporate Trust Shares:

Proceeds from Shares Issued

Cost of Shares Redeemed

Change in Net Assets from Corporate Trust Shares

Change in Net Assets from Capital Transactions	853,500	384,156	(9,498)	125,982	(62,574)	57,122

Change in Net Assets	853,539	383,994	(9,500)	125,982	(62,562)	57,122

Net Assets:

Beginning of Period	2,975,521	2,591,527	125,982	—	951,775	894,653

End of Period	$3,829,060	$2,975,521	$116,482	$125,982	$889,213	$951,775

Undistributed Net Investment Income, End of Period	$57	$1	$1	$—	$15	$—

Share Transactions:

Institutional Shares:

Issued	12,236,686	10,474,192	790,559	449,804	3,537,661	3,737,790

Reinvested	80,231	57,184	7	—	15,256	12,924

Redeemed	(11,463,417)	(10,147,220)	(800,064)	(323,822)	(3,615,491)	(3,693,592)

Change in Institutional Shares	853,500	384,156	(9,498)	125,982	(62,574)	57,122

Corporate Trust Shares:

Issued

Redeemed

Change in Corporate Trust Shares

Change in Shares	853,500	384,156	(9,498)	125,982	(62,574)	57,122

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Classic Institutional
	U.S. Treasury Securities
	Money Market Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$136,064	$88,517

Net Realized Gain (Loss) on Investments Sold	—	(37)

Change in Net Assets from Operations	136,064	88,480

Dividends and Distributions to Shareholders:

Net Investment Income:

Institutional Shares	(39,647)	(26,758)

Corporate Trust Shares	(96,366)	(61,759)

Net Realized Gains:

Institutional Shares	—	—

Total Dividends and Distributions	(136,013)	(88,517)

Capital Transactions:

Institutional Shares:

Proceeds from Shares Issued	4,075,327	5,829,775

Reinvestment of Cash Distributions	15,441	10,384

Cost of Shares Redeemed	(4,276,728)	(5,635,467)

Change in Net Assets from Institutional Shares	(185,960)	204,692

Corporate Trust Shares:

Proceeds from Shares Issued	3,259,455	4,198,189

Cost of Shares Redeemed	(4,061,601)	(3,955,073)

Change in Net Assets from Corporate Trust Shares	(802,146)	243,116

Change in Net Assets from Capital Transactions	(988,106)	447,808

Change in Net Assets	(988,055)	447,771

Net Assets:

Beginning of Period	2,970,239	2,522,468

End of Period	$1,982,184	$2,970,239

Undistributed Net Investment Income, End of Period	$126	$75

Share Transactions:

Institutional Shares:

Issued	4,075,327	5,829,775

Reinvested	15,441	10,384

Redeemed	(4,276,728)	(5,635,467)

Change in Institutional Shares	(185,960)	204,692

Corporate Trust Shares:

Issued	3,259,455	4,198,189

Redeemed	(4,061,601)	(3,955,073)

Change in Corporate Trust Shares	(802,146)	243,116

Change in Shares	(988,106)	447,808

*	Commencement of operations.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

21

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

			Net
			Realized			Distributions			Net
	Net Asset		and		Dividends	from		Total	Asset
	Value,	Net	Unrealized		from Net	Realized		Dividends	Value,
	Beginning	Investment	Gains on	Total From	Investment	Capital		and	End of
	of Period	Income	Investments	Operations	Income	Gains		Distributions	Period

Classic Institutional Cash Management Money Market Fund
Institutional Shares
Year Ended March 31, 2007	$1.00	$0.05	$—	$0.05	$(0.05)	$—		$(0.05)	$1.00
Year Ended March 31, 2006	1.00	0.04	—	0.04	(0.04)	—		(0.04)	1.00
Period Ended March 31, 2005*	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(a)	(0.01)	1.00
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2002	1.00	0.03	—	0.03	(0.03)	—		(0.03)	1.00

Classic Institutional Municipal Cash Reserve Money Market Fund
Institutional Shares
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(a)	(0.03)	1.00
Period Ended March 31, 2006 (b)	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00

Classic Institutional U.S. Government Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)	1.00
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)	1.00
Period Ended March 31, 2005*	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2002	1.00	0.03	—	0.03	(0.03)	—		(0.03)	1.00

Classic Institutional U.S. Treasury Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)	1.00
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)	1.00
Period Ended March 31, 2005*	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(a)	(0.01)	1.00
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(a)	(0.01)	1.00
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00
Corporate Trust Shares
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)	1.00
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)	1.00
Period Ended March 31, 2005*	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(a)	(0.01)	1.00
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(a)	(0.01)	1.00
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio
			of Net	Ratio of	Ratio of Expenses
			Expenses	Net	to Average Net
			to	Investment	Assets (Excluding
		Net Assets,	Average	Income to	Waivers,
	Total	End of	Net	Average	Reimbursements
	Return†	Period (000)	Assets††	Net Assets††	and Expense Offset)††

Classic Institutional Cash Management Money Market Fund
Institutional Shares
Year Ended March 31, 2007	5.17%	$3,829,060	0.16%	5.06%	0.16%
Year Ended March 31, 2006	3.62	2,975,521	0.17	3.60	0.19
Period Ended March 31, 2005*	1.43	2,591,527	0.19	1.71	0.26
Year Ended May 31, 2004	0.86	2,368,849	0.25	0.86	0.29
Year Ended May 31, 2003	1.46	2,985,750	0.25	1.45	0.29
Year Ended May 31, 2002	2.68	3,409,606	0.25	2.61	0.29

Classic Institutional Municipal Cash Reserve Money Market Fund
Institutional Shares
Year Ended March 31, 2007	3.42	116,482	0.20	3.35	0.23
Period Ended March 31, 2006 (b)	1.79	125,982	0.19	2.78	0.23

Classic Institutional U.S. Government Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2007	5.04	889,213	0.19	4.93	0.19
Year Ended March 31, 2006	3.51	951,775	0.21	3.48	0.21
Period Ended March 31, 2005*	1.36	894,653	0.25	1.63	0.26
Year Ended May 31, 2004	0.82	858,260	0.27	0.82	0.29
Year Ended May 31, 2003	1.40	1,040,066	0.26	1.39	0.29
Year Ended May 31, 2002	2.61	1,025,714	0.27	2.49	0.30

Classic Institutional U.S. Treasury Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2007	5.03	715,831	0.18	4.93	0.18
Year Ended March 31, 2006	3.41	901,777	0.20	3.45	0.20
Period Ended March 31, 2005*	1.31	697,095	0.25	1.62	0.26
Year Ended May 31, 2004	0.77	420,948	0.26	0.71	0.29
Year Ended May 31, 2003	1.30	653,340	0.26	1.23	0.29
Year Ended May 31, 2002	2.28	551,599	0.26	2.25	0.30
Corporate Trust Shares
Year Ended March 31, 2007	4.77	1,266,353	0.43	4.67	0.43
Year Ended March 31, 2006	3.17	2,068,462	0.44	3.14	0.44
Period Ended March 31, 2005*	1.14	1,825,373	0.44	1.38	0.45
Year Ended May 31, 2004	0.57	1,378,551	0.46	0.51	0.49
Year Ended May 31, 2003	1.10	1,298,910	0.46	1.05	0.49
Year Ended May 31, 2002	2.08	1,805,066	0.46	2.11	0.50

See Notes to Financial Highlights and Notes to Financial Statements.

22

NOTES TO FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  March 31, 2007

*	Effective June 1, 2004, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds.

†	Not annualized for periods less than one year.

††	Annualized for periods less than one year.

(a)	Amount less than $0.005.

(b)	Commenced operations on August 2, 2005.

23

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2007

1.	Organization

The STI Classic Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering 50 funds as of March 31, 2007. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Classic Institutional Cash Management Money Market Fund, the Classic Institutional Municipal Cash Reserve Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Classic Institutional Cash Management Money Market Fund, Classic Institutional Municipal Cash Reserve Money Market Fund and Classic Institutional U.S. Government Securities Money Market Fund may offer Institutional Shares only. The Classic Institutional U.S. Treasury Securities Money Market Fund may offer Institutional Shares and Corporate Trust Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Shareholder Service Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Investment securities are stated at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. Investments in other investment companies are valued at their respective daily net asset values.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, securities transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase,

24

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The Classic Institutional Cash Management Money Market Fund does not have any compensating balance arrangements with its custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the STI Classic Variable Trust (collectively, the “STI Complex”) are allocated across the STI Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share calculations on September 28, 2007. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15,

25

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and Trusco Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an advisory agreement.

Under the terms of the agreement, the Funds are charged the following annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The full fee is charged on average daily net assets of each Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on the next $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2007 were as follows:

	Maximum	Overall		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived or	Fees Paid
	Fee (%)	Fee (%)	Reimbursed (%)	(%)

Classic Institutional Cash Management Money Market Fund	0.13	0.12	—	0.12

Classic Institutional Municipal Cash Reserve Money Market Fund	0.15	0.15	(0.02)	0.13

Classic Institutional U.S. Government Securities Money Market Fund	0.15	0.15	—	0.15

Classic Institutional U.S. Treasury Securities Money Market Fund	0.15	0.14	—	0.14

The Investment Adviser has contractually agreed, until at least August 1, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

Total Operating
Expense (%)

Classic Institutional Cash Management Money Market Fund	0.17

Classic Institutional Municipal Cash Reserve Money Market Fund	0.20

Classic Institutional U.S. Government Securities Money Market Fund	0.20

Classic Institutional U.S. Treasury Securities Money Market Fund, Institutional Shares	0.20

Classic Institutional U.S. Treasury Securities Money Market Fund, Corporate Trust Shares	0.45

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2007, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2007, the cumulative potential reimbursements based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement (until August 1, 2009) are as follows (in thousands):

Amount($)

Classic Institutional Municipal Cash Reserve Money Market Fund	26

26

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the STI Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,714 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the STI Complex, including $300,000 towards the premium for Directors and Officers Liability/ Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the STI Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and BISYS Fund Services Limited Partnership (the “Distributor”) are parties to a Distribution Services Agreement. The Distributor receives no fees for its distribution services under this agreement.

Shareholder Servicing Agreement — The Classic Institutional U.S. Treasury Securities Money Market Fund has adopted a Shareholder Service Plan for the Corporate Trust Shares. The Fund pays SunTrust Bank a monthly shareholder services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Corporate Trust Shares, computed daily and paid monthly, which may be used by SunTrust Bank to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own Corporate Trust Shares of the Fund.

Custodian Agreement — SunTrust Bank acts as custodian for the Funds, except for the Classic Institutional Cash Management Money Market Fund, which appointed Brown Brothers Harriman & Co. as custodian effective January 29, 2007. Prior to this date, SunTrust Bank acted as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the STI Complex are also officers of the Investment Adviser, the Administrator and/ or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current meeting and retainer fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	55,000	44,000

Regular Meeting	10,000	8,000

Special Meeting Fee	5,000	4,000

Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the STI Classic Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of March 31, 2007, under the deferred compensation plan, the Trust had a deferred liability of approximately $68,635.

The Investment Adviser provides services to the STI Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for

27

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the STI Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated across the assets of the STI Complex. For the year ended March 31, 2007, the total amount paid by the Trust for compliance services was $546,818.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2007, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fees($)

Classic Institutional Cash Management Money Market Fund	70

Classic Institutional U.S. Government Securities Money Market Fund	177

Classic Institutional U.S. Treasury Securities Money Market Fund	1,085

4.	Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2007, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were the same as amounts reported for financial reporting purposes.

The tax character of distributions paid to shareholders during the year ended March 31, 2007 was as follows (in thousands):

	Distributions paid from

	Net Investment	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Classic Institutional Cash Management Money Market Fund	166,575	—	166,575

Classic Institutional Municipal Cash Reserve Money Market Fund	1	3,032	3,033

Classic Institutional U.S. Government Securities Money Market Fund	44,386	—	44,386

Classic Institutional U.S. Treasury Securities Money Market Fund	137,947	—	137,947

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

  Amounts designated as “—” are either $0 or have been rounded to $0.

28

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The tax character of distributions paid to shareholders during the period ended March 31, 2006 was as follows (in thousands):

	Distributions paid from

	Net Investment	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Classic Institutional Cash Management Money Market Fund	101,462	—	101,462

Classic Institutional Municipal Cash Reserve Money Market Fund	18	1,131	1,149

Classic Institutional U.S. Government Securities Money Market Fund	30,411	—	30,411

Classic Institutional U.S. Treasury Securities Money Market Fund	82,740	—	82,740

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

   Amounts designated as “—” are either $0 or have been rounded to $0.

As of March 31, 2007 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Total
	Undistributed	Undistributed			Accumulated	Accumulated
	Ordinary	Tax-Exempt	Accumulated	Distributions	Capital and Other	Earnings
	Income($)	Income($)	Earnings($)	Payable($)	Losses($)**	(Deficit)($)

Classic Institutional Cash Management Money Market Fund	16,472	—	16,472	(16,408)	(207)	(143)

Classic Institutional Municipal Cash Reserve Money Market Fund	—	321	321	(321)	(2)	(2)

Classic Institutional U.S. Government Securities Money Market Fund	3,876	—	3,876	(3,859)	(3)	14

Classic Institutional U.S. Treasury Securities Money Market Fund	8,396	—	8,396	(8,264)	(278)	(146)

**	As of the latest tax year end of March 31, 2007, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires

	2013($)	2014($)	2015($)

Classic Institutional Cash Management Money Market Fund	—	26	181

Classic Institutional Municipal Cash Reserve Money Market Fund	—	—	2

Classic Institutional U.S. Treasury Securities Money Market Fund	156	110	12

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Classic Institutional U.S. Government Securities Money Market Fund has incurred and will elect to defer $3, in thousands, in capital losses.

   Amounts designated as “—” are $0.

5.	Risks

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

29

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FUNDS  March 31, 2007

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC FUNDS  March 31, 2007

To the Board of Trustees and Shareholders of
STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Institutional Cash Management Money Market Fund, Classic Institutional Municipal Cash Reserve Money Market Fund, Classic Institutional U.S. Government Securities Money Market Fund, and Classic Institutional U.S. Treasury Securities Money Market Fund (four of the fifty funds constituting STI Classic Funds, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 30, 2007

31

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Mr. Ridley is a trustee who may be deemed to be an “interested person” of the Trust.

				Number of
		Term of		Portfolios
Name, Business Address,	Position	Office and	Principal	in Fund	Other
State of Residence and	Held With	Length of	Occupation(s)	Complex	Directorships
Date of Birth	Trust	Time Served	During the Past 5 Years	Overseen	Held

INTERESTED TRUSTEE*
Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

INDEPENDENT TRUSTEES
Jeffrey M. Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

F. Wendell Gooch 3435 Stelzer Road Columbus, OH 43219 (Indiana) DOB 12/32	Trustee	Indefinite; since May 1992	Retired	57	SEI Family of Funds

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca- Cola Company	57	None

James O. Robbins 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/42	Trustee	Indefinite; since May 2000	Retired. President and Chief Executive Officer, Cox Communications, Inc. (1985-2005)	57	Bessemer Securities, Inc.; Humana, Inc.

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

*	Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Investment Adviser.

32

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Term of
	Position(s)	Office and
Name, Address and	Held With	Length of	Principal Occupation(s)
Date of Birth	Trust	Time Served	During the Past 5 Years

OFFICERS
R. Jeffrey Young 3435 Stelzer Road Columbus, OH 43219 DOB 08/64	President and Chief Executive Officer	One year; since July 2004	Senior Vice President, Relationship Management, BISYS Fund Services (since 2002); Vice President, Client Services, BISYS Fund Services (1997-2002)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, Trusco Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer, Chief Financial Officer and Chief Accounting Officer	One year; since March 2007	Vice President, Fund Administration, BISYS Fund Services

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One year; since February 2005	Senior Counsel, Legal Services, BISYS Fund Services (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Jennifer A. English 3435 Stelzer Road Columbus, OH 43219 DOB 03/72	Assistant Secretary	One year; since November 2005	Assistant Counsel, Legal Services, BISYS Fund Services (since 2005); Assistant Counsel, PFPC Inc. (2002-2005); Associate Legal Product Manager, Fidelity Investments (2001)

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

33

ADDITIONAL INFORMATION
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Annual Approval of Investment Advisory Agreement

The continuance of the Trust’s investment advisory agreements with Trusco Capital Management, Inc. (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreements for another year.

In considering the renewal of the agreements this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 24, 2006, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 14, 2006, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At both meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information. As part of its consideration, the Board also reviewed a single consolidated form of advisory agreement representing the substance of both of the Trust’s existing agreements with the Adviser and considered whether to adopt the consolidated form of agreement going forward.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the consolidated form of agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the

34

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser supported the approval of the agreement.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Adviser supported the approval of the agreement.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreement and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreement.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

35

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Expense Examples

As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/1/06-03/31/07	10/1/06-03/31/07

Classic Institutional Cash Management Money Market Fund	Institutional Shares	$1,000.00	$1,026.10	$0.81	0.16%

Classic Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,017.10	1.01	0.20

Classic Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,025.50	0.96	0.19

Classic Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,025.50	0.91	0.18
	Corporate Trust Shares	1,000.00	1,024.20	2.17	0.43

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not

36

ADDITIONAL INFORMATION (concluded)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expense Paid	Expense Ratio
		Beginning	Ending	During Period*	During Period**
		Account Value	Account Value	10/01/06 -	10/01/06 -
		10/01/06	03/31/07	03/31/07	03/31/07

Classic Institutional Cash Management Money Market Fund	Institutional Shares	$1,000.00	$1,024.13	$0.81	0.16%

Classic Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,023.93	1.01	0.20

Classic Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,023.98	0.96	0.19

Classic Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,024.03	0.91	0.18
	Corporate Trust Shares	1,000.00	1,022.79	2.17	0.43

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

37

(This page intentionally left blank)

(This page intentionally left blank)

Investment Adviser:
Trusco Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-STI-FUND, or visit www.sticlassicfunds.com. Please read the prospectus carefully before investing.
Distributor:
BISYS Fund Services Limited Partnership

Not FDIC Insured • No Bank Guarantee • May Lose Value

STI-AIMM-0307
5/07

2007 Annual Report

Equity Funds
March 31, 2007

STI CLASSIC FUNDS March 31, 2007

Letter to Shareholders	1

Management Discussion of Fund Performance

Equity Funds:
Aggressive Growth Stock Fund	3
Capital Appreciation Fund	5
Emerging Growth Stock Fund	7
International Equity Fund	9
International Equity Index Fund	11
Large Cap Quantitative Equity Fund	13
Large Cap Relative Value Fund	15
Large Cap Value Equity Fund	17
Mid-Cap Equity Fund	19
Mid-Cap Value Equity Fund	21
Select Large Cap Growth Stock Fund	23
Small Cap Growth Stock Fund	25
Small Cap Quantitative Equity Fund	27
Small Cap Value Equity Fund	29

Asset Allocation Funds:
Life Vision Aggressive Growth Fund	31
Life Vision Conservative Fund	33
Life Vision Growth and Income Fund	35
Life Vision Moderate Growth Fund	37
Life Vision Target Date 2015	39
Life Vision Target Date 2025	41
Life Vision Target Date 2035	43

Schedules of Portfolio Investments	45

Statements of Assets and Liabilities	98

Statements of Operations	102

Statements of Changes in Net Assets	106

Financial Highlights	118

Notes to Financial Statements	129

Report of Independent Registered Public Accounting Firm	144

Other Federal Tax Information	145

Trustees and Officers of the STI Classic Funds	146

Additional Information	148
EX-99.CODE ETH
EX-99.CERT
EX-99.906.CERT

LETTER TO SHAREHOLDERS
March 31, 2007
Dear Valued STI Classic Funds Shareholder,
The equity markets struggled midway through the first quarter after a healthy start but finished in positive territory by March 31st. Anxiety about the pace of economic growth and fears of spillover affects from an already weakening housing market weighed on the stock market, increased its volatility, and sent some investors toward the relative perceived safety of bonds. The S&P 500 index gained 0.6% and is up 11.8% over the trailing 12 months, while the Lehman Brothers U.S. Aggregate Bond Index added 1.5% for the quarter and 6.6% over the previous year.
In previous letters, we emphasized our expectation that economic momentum would slow and the rate of growth would decelerate for a variety of reasons. We also relayed our view that inflation pressures would gradually ease. This forecast is playing out much as we expected. The challenge for investors and observers in this type of environment is that the individual bits of information and data points rarely move evenly or consistently and often leave investors with ambiguous results. A likely scenario for the upcoming quarter is a continuation of mixed reports.
Job growth was firm and hourly wages increased, but consumers also spent more money on energy, namely gasoline. The housing market became a focus of concern, weighed down by fears that increased delinquencies and foreclosures in the sub prime market would spill over into other credits and the broader economy. Government reports on capital spending also weakened as did estimates of first quarter S&P 500 operating earnings growth. Exports, however, continued to enjoy healthy gains amid a relatively strong global environment. Inflation reports remained stubbornly stuck at levels above the Federal Reserve’s unofficial 1-2% comfort zone, sparking central bank rhetoric about the need to remain vigilant in its monetary policy.
Stocks began and ended the quarter on a firm note, but the middle period was weak. In particular, a confluence of events sent global equity prices lower on February 27th and began a modest sell-off that extended into the first half of March. A sharp decline in Asian emerging markets, a more pessimistic economic forecast from former Fed chairman Alan Greenspan, and weak U.S. economic reports precipitated the drop. However, reasonable valuations and selective positive earnings news helped draw investors back to the market toward the end of the quarter. Mid-Cap and International stocks outperformed, while Growth and Value styles generated mixed performance. Merger and acquisition activity as well as leveraged buyouts were major catalysts that unlocked value in the market despite the softer economic undercurrent.
In the fixed income markets, bond yields fell and prices rose during the stock market’s decline, but at the end of Q1, yields drifted higher as confidence returned. Point to point, the yield on the 10-year Treasury note fell modestly to 4.65% from 4.71% at the end of the fourth quarter. Shorter maturity bond yields fell somewhat further causing the yield curve to return to a slightly positive slope between two- and ten-year maturities. Despite concerns over the health of the economy, High Yield bonds outperformed the Investment Grade market, though inflation-linked TIPS notes also outperformed.
Our outlook for the economy for the remainder of the year is unchanged: positive, sub-par growth, with a gradual decline in core inflation. This type of environment has and will continue to create stress on some companies with weaker business models and balance sheets. However, many of the stronger, well capitalized firms, whose stocks have lagged to date, are likely to be recognized by the markets. We expect a similar scenario for bonds, where credit quality becomes a greater focus in a range-bound market. To be sure, we expect some nervous indigestion from time to time, but on balance, we believe equities will move higher by the end of the year, while bonds will earn close to the coupons.

1

There are many exciting changes taking place in the STI Classic Fund family and at Trusco Capital that we believe will enhance our products and improve performance in the coming quarters. However, as we anxiously welcome the new, I wish to express a strong note of gratitude to Bob Rhodes, who retired from Trusco Capital Management on March 31, 2007. Bob was a founding member and Executive Vice President of Trusco and made significant contributions to the growth and success of Trusco and the STI Classic Funds. We are deeply indebted to him for his performance and strong personal integrity that has set a high standard for us all going forward.
I close this letter with thanks to you, our valued clients. We very much appreciate your support and confidence over the years, and we will strive to earn that trust again in 2007 and the years to follow.
Sincerely,
David H. Eidson
President and CEO
Trusco Capital Management, Inc.

2

AGGRESSIVE GROWTH STOCK FUND
Portfolio Manager(s)
•	Nancy Zevenbergen, CFA

•	Brooke de Boutray, CFA

•	Leslie Tubbs, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Aggressive Growth Stock Fund appreciated 3.27% (I Shares) for the 12 months ended March 31, 2007, trailing the 6.53% return for the Russell 3000® Growth Index benchmark. In general, the Fund’s investment style emphasizes smaller, faster-growing companies, a strategy which was not rewarded by the marketplace. The last 12 months proved particularly challenging for active equity managers, as the majority underperformed their respective benchmarks.
That being said, the underperformance was due primarily to stock selection in the Consumer and Financial sectors. The Fund’s only holding in Consumer Staples was the single largest detractor for the last 12 months. Despite strength in high-end specialty retailers, performance in Consumer Discretionary also trailed the benchmark sector return primarily due to losses in restaurant holdings. Financial issues in the Fund struggled versus their benchmark counterparts with a high concentration of companies being exposed to the equity markets.1
Health Care and Telecommunications Services stock selection were highlights for the Fund. Concentrations in biotechnology and health care supplies made Health Care the top contributing sector to Fund performance, while wireless service providers drove the highest absolute sector return for the Fund.1
What factors (including market and economic conditions) influenced the Fund’s performance for the period ended March 31, 2007?
With a highly concentrated Fund, stock selection was again the predominant driver of returns, generating 80% of this year’s underperformance.
Whole Foods Market, Inc. (retail-food), the largest single detractor for the last twelve months, struggled with difficult same-store comparisons and lower revenue guidance (the position was reduced). Shares of top-ten weighted QUALCOMM Incorporated (communications equipment) declined primarily on fears over litigation and significant contract renegotiations. The Fund was also negatively impacted by SRA International, Inc. (IT consulting/services), which was sold as a result of weak federal government contract growth from the U.S. Departments of Defense and Homeland Security.1
Apple Inc. (computer technology) was the top aggregate contributor to Fund performance for the past year on exceedingly strong sales of iPods and Macs. Additionally, Cognizant Technology Solutions Corporation (IT consulting/services) contributed positively to Fund performance. The company continues to experience strong offshore outsourcing demand, most notably from the finance and health care industries.1
How do you plan to position the Fund, based on market conditions?
We firmly believe that adhering to our investment process and philosophy through all market environments is critical for achieving competitive long-term returns. Though our aggressive growth equity style may be out of favor during specific market cycles, we remain steadfast in our commitment to provide a Fund with companies exhibiting faster, sustainable growth characteristics leading in the development and delivery of innovative products and services. Though our active investment style and concentrated Fund holdings can lead to more volatile performance over short time periods, focusing on select companies positioned in industries exhibiting leadership and secular growth profiles, we believe, should lead to stocks appreciating ahead of the benchmark over the long-term.

[1]	Portfolio composition subject to change.

3

AGGRESSIVE GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 3000® Growth index which measures the performance of those companies found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indices. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Aggressive Growth Stock Fund		Inception Date	1 Year	3 Year	Since Inception

A Shares	without sales charge	2/23/04	3.04	8.28	7.54
	with sales charge*		-2.87	6.17	5.51

C Shares	without CDSC	2/23/04	2.25	7.52	6.82
	with CDSC*		1.25	7.52	6.82

I Shares		2/23/04	3.27	8.56	7.85

Russell 3000® Growth Index			6.53	7.22	—

The expense ratios for A, C and I Shares are 1.51%, 2.21% and 1.21%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

4

CAPITAL APPRECIATION FUND
Portfolio Manager(s)
•	Robert J. Rhodes, CFA

•	Elizabeth G. Pola, CFA

•	Christoper Guinther

•	Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Capital Appreciation Fund produced positive results for the fiscal 2007 year returning 5.08% (I Shares). These results lagged the S&P 500 Index which increased 11.82% for the 12 month period ended March 31, 2007. Poor stock selection contributed 60% of the relative under performance while sector allocation contributed the remaining 40%. Technology was over-weighted relative to the S&P 500 Index and had the worst stock selection within the Fund. Fifty percent of the total relative under performance occurred within technology. The Fund’s average weighting was 20.1% while the S&P had less than 15.5% exposure to technology stocks. The over exposure to certain areas of the semiconductor industry hurt results—stocks that specifically detracted: Maxim, Analog Devices, LSI Logic, and Xilinx. In addition, Comverse Technology was delisted due to inappropriate use of options.1
Utilities, real estate and telecommunication stocks in general were all up more than 20% during fiscal 2007 while the Fund had very little exposure to these stocks. Limited exposure to the best performing industries and sectors detracted from relative results during the fiscal year.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund’s strategy within the energy sector for fiscal 2006 was to remain underweighted relative to the benchmark. That decision was based on valuation and a judgment about the price of the oil being extended verse its normative trend. The Fund continued to under weight the energy sector in fiscal 2007. The energy sector continued to produce record profits and share prices rose again. Energy stocks increased approximately 17% for the 12 month period ended March 31, 2007. Additionally, the Fund had been positioned for a period of slowing corporate profit growth and a return of the large cap growth oriented stocks. The S&P 500 operating earnings did not show a meaningful slow down in fiscal 2007. Value oriented investment strategies continued to flourish as evident by the dichotomy of returns between the Russell 1000® Value Index2 and the Russell 1000® Growth Index3. There was almost a ten percentage point different between the Russell indices returns for the fiscal year (7.1% for growth vs. 16.8% for value).1
How do you plan to position the Fund, based on market conditions?
Mr. Sansoterra and Mr. Guinther began management of the Fund March 27, 2007 and do not plan to position the Fund based on macro economic factors or top down market conditions. The team seeks to generate alpha4 in the Fund through stock selection via a balanced approach including fundamental stock analysis and disciplined risk management. Sector weights and market capitalization exposures will remain relatively close to index weights. This strategy lowers systematic (market) risk and focuses portfolio risk to the security level (non-systematic risk). Large sector rotation decisions will not be targeted. The team utilizes this strategy to focus Fund performance on superior stock selection. We believe this investment strategy is objective, balanced and designed to deliver a consistent frequency of alpha in all types of market conditions.1
The Fund will hold securities that exhibit common characteristics. These companies will typically exhibit positive fundamental change as measured by revenue growth, margin improvement and increased return on invested capital. Additionally, the team will consider companies whose cash flows and cash flow yields are attractive relative to other investment opportunities. Firms best managing their capital by buying back stock and increasing dividends will also be considered. Finally, stocks in the Fund should have reasonable valuations commensurate with their potential growth rates.

[1]	Portfolio composition subject to change.

[2]	Russell 1000® Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[3]	Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

[4]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

5

CAPITAL APPRECIATION FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Capital Appreciation Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	06/09/92	4.69	3.61	0.88	5.56
	with sales charge*		-1.30	1.57	-0.30	4.93

C Shares	without CDSC	06/01/95	3.96	3.04	0.36	5.04
	with CDSC*		2.97	3.04	0.36	5.04

I Shares	without load	07/01/92	5.08	4.10	1.45	6.19

S&P500 Index			11.82	10.05	6.26	8.20

The expense ratios for A, C and I Shares are 1.23%, 1.95% and 0.99%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

6

EMERGING GROWTH STOCK FUND
Portfolio Manager(s)
•	Nancy Zevenbergen, CFA

•	Brooke de Boutray, CFA

•	Leslie Tubbs, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Emerging Growth Stock Fund appreciated 1.09% (I Shares) for the 12 months ended March 31, 2007, trailing the 6.90% return for the Russell Midcap® Growth Index. In general, the Fund’s investment style emphasizes smaller, faster-growing companies, a strategy which was not rewarded by the marketplace. The last 12 months proved particularly challenging for active equity managers, as the majority underperformed their respective benchmarks.
That being said, the underperformance was due primarily to stock selection in the Consumer Staples, Financial and Industrials sectors. Consumer Staples was the single largest detractor for the last 12 months resulting from losses in retail-food and personal products. Financial issues in the Fund struggled versus their benchmark counterparts with a high concentration of companies being exposed to the equity markets. Additionally, Industrials faltered given a high concentration in airlines.1
A significant overweight, in combination with the highest absolute sector return, made Telecommunications Services the single best contributor to Fund performance. The Fund’s best stock selection occurred in Information Technology, most notably in computer hardware and IT consulting/services.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
With a highly concentrated Fund, stock selection was again the predominant driver of returns, accounting for the entirety of this year’s underperformance.1
AirTran Holdings, Inc. (airlines), the single largest detractor for the last 12 months, battled new entry from larger, well-known carriers in its key markets. The Fund was also negatively impacted by Stamps.com Inc. (retail-internet) as the company faced threats of new competitive offerings in online postage. In addition, Neurocrine Biosciences, Inc. (biotechnology) declined significantly on news that the FDA had declined the company’s application for approval of its insomnia drug. In keeping with our sell discipline, these deteriorated fundamentals led us to eliminate all three positions from the Fund.1
The single largest contributor to Fund performance was Huron Consulting Group Inc. (services-diversified/commercial). Huron has capitalized on the need for independent financial and operational consulting services as companies struggle with a more stringent and regulated environment. Key Fund contribution also came from NII Holdings, Inc. (wireless telecom services), which benefited from the introduction of wireless services into faster-growing Latin American markets.1
How do you plan to position the Fund, based on market conditions?
We firmly believe that adhering to our investment process and philosophy through all market environments is critical for achieving competitive long-term returns. Though our aggressive growth equity style may be out of favor during specific market cycles, we remain steadfast in our commitment to provide a Fund with companies exhibiting faster, sustainable growth characteristics leading in the development and delivery of innovative products and services. Though our active investment style and concentrated Fund holdings can lead to more volatile performance over short time periods, focusing on select companies positioned in industries exhibiting leadership and secular growth profiles, we believe, should lead to stocks appreciating ahead of the benchmark over the long-term.

[1]	Portfolio composition subject to change.

7

EMERGING GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Growth Index which measures the performance of those companies in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
					Since
Emerging Growth Stock Fund		Inception Date	1 Year	3 Year	Inception

A Shares[1]	without sales charge	02/23/04	0.79	9.25	8.37
	with sales charge*		-5.03	7.11	6.32

C Shares	without CDSC	02/27/04	0.00	8.56	7.25
	with CDSC*		-1.00	8.56	7.25

I Shares		02/23/04	1.09	9.61	8.75

Russell Midcap® Growth Index			6.90	12.41	—

The expense ratios for A, C and I Shares are 1.51%, 2.21% and 1.21%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

[1]	The total return is calculated in accordance with SEC guidelines. Total returns for financial reporting purposes are based on GAAP.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

8

INTERNATIONAL EQUITY FUND
Portfolio Manager
•	Chad Deakins, CFA
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The International Equity Fund was up 18.21% (I Shares) for the 12 month period ended March 31, 2007, slightly trailing the benchmark the MSCI EAFE Index which was up 20.20% for the period. Four of the top-performing markets were continental Europe, the UK, Australia and Singapore. Japan was the worst-performing market, returning just 3% for the period. Within continental Europe, Materials stocks and Utilities stocks were very strong performers. The Utility stocks were bid up by public and private entities in a wave of mergers and acquisitions. And, as is common in the late part of an economic cycle, the European Industrial stocks had strong returns. Information Technology stocks were the poorest performing group, returning 3% during the period. Much of the total return of the fund and index were due to foreign currency appreciation against the dollar. The Euro and British pound appreciated substantially versus the dollar, however the yen was up less than 1%. During the trailing 12 month period, low PE1 stocks dramatically outperformed high PE stocks, with stocks that had a PE below 15 returning more than 28%, and stocks that had a PE over 23x returning only 7.1%. A similar phenomenon was observed in the price-to-book ratio1, but not to such a magnitude.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund is run in a core strategy where we consider both value and growth in our decision-making process. Because value dramatically outperformed growth during the period, our focus on both value and growth was slightly disadvantageous. Our focus primarily on large-cap stocks also led to relative underperformance in this environment as the small-cap segment of the market was strong. However, in the strong market environment where the MSCI benchmark was up over 20%, the Fund did well by staying close in such a fast-moving market. During the year, the Fund did hold a cash position ranging between 1-2% which led to some cash drag also contributing to some of the underperformance.2
Favorable stock selection helped aid the total return of the Fund. The Fund was overweight the Industrials sector which was very strong. In Japan we generated minor outperformance by staying away from many of the underperforming companies.2
Fund challenges were mostly in the category of benchmark names we did not own that rose dramatically in the midst of some merger or acquisition event. There was a great deal of merger and acquisition activity in Europe where stocks with a poor outlook for earnings were taken over at a substantial premium. The Fund’s lack of exposure to these low quality companies was a main reason for difficulty in stock selection.2
How do you plan to position the Fund, based on market conditions?
Overall the global economy has been performing very well. Oil has come down from its peak which has helped ease inflation worries. Interest rates are still at multi-year lows although they are rising in some parts of the world. Earnings-per-share growth could be at its cyclical peak and remains strong. Global unemployment is at low levels with low wage inflation. Companies have de-leveraged their balance sheets to a large degree and have large amounts of cash. Return-on-equity ratios and profit margins are also at their cyclical peak levels. Given all these things, one might expect valuations to be full. On the contrary, the markets are not expensive; valuation ratios in Europe and Japan are as low as they have been in more than 20 years. We continue to think the international markets are attractive relative to the U.S.-market on valuation metrics and return on equity Continental Europe currently looks the most attractive. The Continental European market is trading at a discount to the United States’ on a P/E basis, even though on average, it offers a higher return on equity.2
Small caps and the emerging markets have had strong performance over the last few years and now appear overvalued relative to the larger cap stocks in the developed markets. Any increase in interest rates or any decrease in risk appetite may lead to underperformance for the emerging markets and smaller cap segments of the international markets. We are not there yet but in the near future we believe we will begin to see some deceleration in the economic cycle. If this deceleration begins, the main driver of the equity markets could be stability of earnings. In the current environment, we believe those companies that will benefit from capital expenditures by companies with large cash balances, as well as companies taken over in mergers and acquisition activity will be the strongest performers. We remain focused on selecting the best stocks in each region and maintaining our risk management strategy.

[1]	The Price-to-Earnings Ratio (“P/E”) is a valuation ratio of a company’s current share price to its per-share earnings. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings. The Price-to-Book Ratio is used to compare a stock’s market value to its book value. The higher the ratio, the higher the premium the market is willing to pay for a company above its hard assets. The Return on Equity is a measure of a corporation’s profitability that reveals how much profit a company generates with the money shareholders have invested.

[2]	Portfolio composition subject to change.

9

INTERNATIONAL EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE Index) a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed markets. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
International Equity Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	01/02/96	18.00	18.35	13.92	7.21
	with sales charge*		11.24	16.04	12.59	6.58

C Shares	without CDSC	01/02/96	16.97	17.47	13.12	6.46
	with CDSC*		15.97	17.47	13.12	6.46

I Shares		01/31/95	18.21	18.64	14.30	7.59

MSCI EAFE Index			20.20	19.83	15.68	8.31

The expense ratios for A, C and I Shares are 1.59%, 2.29% and 1.29%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

10

INTERNATIONAL EQUITY INDEX FUND
Portfolio Manager(s)
•	Chad Deakins, CFA

•	Andrew Atkins
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The International Equity Index Fund tracked the MSCI EAFE Index GDP Weighted (net return) Index very well for the year ended March 31, 2007. Our stratified sampling strategy continues to track the index with almost non-existent tracking error while allowing us to avoid illiquid names that would cause trading difficulties.
The International Equity Index Fund was up 20.27% (I Shares) for the 12 month period outperforming the MSCI EAFE GDP (net return) Index which was up 17.99%. Tracking error for the 12 month period is less than 1%, while beta1 is measured at 1.00 and R Squared1 is measured at 99%. These are all ideal measures for an index fund.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
For the second consecutive year, mutual fund investors have poured record amounts of money into foreign stock funds, especially in comparison to funds that invest primarily in U.S. based companies.
In general, valuations continue to be lower outside of the U.S. even after the run-up that we have experienced in foreign markets. As of March 31, 2007, the FTSE Eurotop 1002 was trading at a P/E of around 13. The same measure for the MSCI EAFE was just over 15 while the domestic S&P 5002 was measuring above 16 times. This fact, coupled with strong earnings growth among many foreign countries and a weak and declining dollar lends to a strong global stock market.
How do you plan to position the Fund, based on market conditions?
Developed global markets continued to grow in relation to the U.S. and we continued to see large flows of money from domestic mutual funds into international funds. This has become a long term trend and is one that we do not anticipate reversing in the near future as International markets develope a very strong track record and continued to attract increased attention from investors. We will continue to execute our proven strategy to track the MSCI EAFE GDP index as closely as possible.

[1]	The Price-to-Earnings Ratio (“P/E”) is a valuation ratio of a company’s current share price to its per-share earnings. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it’s more volatile than the market, and less than 1 indicates that it’s less volatile than the market. The R-squared measures the percentage of a fund’s movement that is explained by movements in the market index, and helps indicated the accuracy of a fund’s alpha and beta.

[2]	The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The FTSE Eurotop 100 is a tradeable index, designed to represent the performance of the 100 most highly capitalised blue chip companies basedin European countries, which form part of the European Monetary Union (EMU).

[3]	Portfolio composition subject to change.

11

INTERNATIONAL EQUITY INDEX FUND
Growth of $10,000 Investment(as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE Index-GDP Weighted) a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed counties. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
International Equity Index Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	06/06/94	20.03	19.47	15.50	9.03
	with sales charge*		13.10	17.12	14.13	8.38

C Shares	without CDSC	06/08/95	19.13	18.64	14.76	8.32
	with CDSC*		18.13	18.64	14.76	8.32

I Shares		06/06/94	20.27	19.83	15.96	9.48

MSCI EAFE Index (GDP Weighted)			17.99	18.15	14.66	8.02

The expense ratios for A, C and I Shares are 0.97%, 1.67% and 0.67%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

12

LARGE CAP QUANTITATIVE EQUITY FUND (formerly Strategic Quantitative Equity Fund)
Portfolio Manager
•	Edward E. Best, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Large Cap Quantitative Equity Fund returned 5.63% (I Shares) while its benchmark, the S&P 500 Index returned 11.82%.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Around May of 2006, a general shift occurred in the pattern of market returns as the extended duration of small company outperformance became more erratic. Accompanying this shift in leadership was a general reversal or perversion in the returns of various stock selection factor classes. While valuation factors continued to reap positive relative returns, typically consistent return generating factor classes such as price momentum and analyst activity became inconsistent and even generated return patterns opposite from what is typically realized. The Fund’s poor stock selection and inopportune sector calls joined this aberration to create the realized underperformance. Unfortunately, this market behavior accompanied the early part of the Fund’s track record, resulting in a less than desirable start. Going forward, we are studying a technique to more closely align the portfolio’s market cap profile with that of the index. In addition, we are reevaluating our method of selecting candidate sectors for differential relative weighting. As a consequence, we are temporarily taking a more sector-neutral approach in our portfolio construction. Finally, we have expanded the number of factor classes that we utilize in our sector-specific, multi-factor models. We feel that this expansion will make our process more dynamic in various environments.1
How do you plan to position the Fund, based on market conditions?
We continue to believe that the most holistic method of portfolio construction is to have generally constant exposure to various classes of stock selection factors as opposed to only one or a few classes. Because these classes of factors are not perfectly correlated, we hope that the relative performance of the Fund will be less erratic than a strategy that focuses on only one or two classes. With this concept in mind, we feel that the Fund is currently well positioned for outperformance in a variety of market environments.1

[1]	Portfolio composition subject to change.

13

LARGE CAP QUANTITATIVE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 8/7/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
					Since
Large Cap Quantitative Equity Fund		Inception Date	1 Year	3 Year	Inception

A Shares	without sales charge	10/08/03	5.38	9.96	11.88
	with sales charge*		-0.66	7.82	10.00

C Shares	without CDSC	10/13/03	4.60	9.14	10.31
	with CDSC*		3.60	9.14	10.31

I Shares		08/07/03	5.63	10.23	15.54

S&P500 Index			11.82	10.05	—

The expense ratios for A, C and I Shares are 1.21%, 1.96% and 0.96%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

14

LARGE CAP RELATIVE VALUE FUND
Portfolio Manager
• Jeffrey E. Markunas, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
Despite a rocky start to the fiscal year, the markets bottomed in July and essentially locked into rally mode from there onward. The S&P 500 gained 11.82% for the period ended March 31, 2007, better than most investors had been expecting. The Large Cap Relative Value Fund gained 12.51% (I Shares), ending the Fund’s fiscal year ahead of the market. Outperformance came during the calendar third and fourth quarters of 2006, bracketing softer 2Q 2006 and 1Q 2007. The long running twin engines of economic and corporate profit growth, turbocharged by global liquidity, propelled the markets, generally to the advantage of value-oriented sectors and issues.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Enduring economic and profit momentum, unfolding against a backdrop of unprecedented global liquidity and availability of investment capital, has been a perfect recipe to feed a rising equity market. However, the market advance also has fed rising investor complacency, manifest by falling volatility and a compression in risk spreads across equities and many different asset classes. Ironically, complacency appears to be burgeoning at a time when economic and profit growth both are poised to finally downshift into a lower gear, and at a time where consumer-driven credit problems are beginning to emerge. The long economic expansion and weakening value of the dollar also have ignited some inflationary pressures, a matter under the close scrutiny of the Federal Reserve and a likely reason no to expect lower interest rates any time soon. While overall consistent with the conditions we were contemplating, the development time frame has been far more protracted than anticipated, thus our portfolio repositioning with less emphasis on economic sensitivity and more emphasis on larger, less cyclical situations has yet to benefit Fund performance in any meaningful way.1
How do you plan to position the Fund, based on market conditions?
Nevertheless, this environment continues to suggest to us an opportunity for the underperforming, undervalued, and under appreciated larger cap, better quality segment of the market to finally grab the leadership baton. Only sporadic evidence of this leadership rotation has been seen to date. The Fund’s lackluster performance in the latest quarter and respectable performance over the past year hardly please us, but we feel the Fund is positioned to benefit from the prospective environment. We believe the catalysts are lining up across the portfolio to produce a very satisfactory 2007 year and we remain dually focused on taking advantage of opportunities created within the market, and in exercising the requisite amount of patience for the issues we already hold.1

[1]	Portfolio composition subject to change.

15

LARGE CAP RELATIVE VALUE FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 1000® Value Index and the S&P 500 Index. The Russell 1000® Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The S&P 500 is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Large Cap Relative Value Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	05/07/93	12.25	12.41	8.04	9.32
	with sales charge*		5.79	10.21	6.77	8.67

C Shares	without CDSC	04/05/95	11.40	11.55	7.24	8.51
	with CDSC*		10.40	11.55	7.24	8.51

I Shares		09/26/92	12.51	12.65	8.28	9.49

Russell 1000® Value Index			16.83	14.42	10.25	10.85

S&P500 Index			11.82	10.05	6.26	8.20

The expense ratios for A, C and I Shares are 1.12%, 1.87% and 0.87%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

16

LARGE CAP VALUE EQUITY FUND
Portfolio Manager
• Mills Riddick, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007, the Large Cap Value Equity Fund returned 15.26% (I Shares) versus 16.83% for the Russell 1000® Value Index. The most significant detractor to Fund performance was an overweight relative to the Index and stock selection in Industrials. Housing weakened significantly over the last 12 months which in turn hurt names like Simpson Manufacturing Co. (SSD) and Pentair Inc. (PNR) who are both tied to the residential construction cycle. ITT Corp. (ITT) also sold off due to investor fears over housing exposure despite a majority of the company’s income being derived from defense related products. The Fund benefited from a slight overweight in Telecommunications, but an underweight in AT&T (T) specifically caused the overall sector to detract from Fund performance. Stock selection in Healthcare negatively impacted performance, with weakness in Pharmaceuticals arising from Johnson & Johnson (JNJ) disclosing receipt of subpoenas from prosecutors in connection with marketing oversight for Topamax, Natrecor and best selling Risperdal prescription drugs. The Fund benefited primarily from stock selection in Materials, with a slight benefit from the Fund’s overweight during the period ending March 31, 2007. Martin Marietta Materials Inc. (MLM) realized increased pricing power in aggregates after consolidation in the industry which provided double digit earnings growth. Weyerhaeuser Co. (WY) was weakened by a decline housing sentiment, but was revalued upwards after management explored REIT conversion options and capitalized on timber assets. International Flavors & Fragrance (IFF) advanced after exceeding year over year comparisons due to advancements resulting from the companies increased research and development investments. From an allocation standpoint, the Fund benefited from an underweight to the Financials sector, which underperformed the overall Index due to concerns over the inverted yield curve and that credit problems that developed in sub prime mortgages could spread into other loan categories and asset classes. Stock selection and allocation effect provided a significant positive impact to performance in Energy. Marathon Oil’s (MRO) exploration success coupled with solid operational execution assisted in realigning Wall Street’s view of the firm, while Apache Corp. (APA) continues to benefit from low expectations and valuations. Utilities was the top performing sector within the Index for the trailing twelve month period, and the Fund benefited from both an overweight to a strong sector and outstanding stock selection. Public Service Enterprise Group (PEG), PPL Corp (PPL) and Entergy (ETR) all advanced from merger speculation following the announcement of a $32 billion leveraged buyout by Kohlberg Kravis Roberts and the Texas Pacific Group of power generator TXU Corporation (TXU).1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
As previously noted, our Industrials holdings hurt performance the worst. Investors were very concerned about anything that had residential construction exposure and certainly many of these companies do. On a positive note, our bets in Energy and Utilities continued to pay off as oil and natural gas prices remain stubbornly high, refining margins expand and merchant electricity rates continue to march higher.1
How do you plan to position the Fund, based on market conditions?
The Fund is underweight Consumer Discretionary and market weight Consumer Staples. The Fund is slightly under weight Energy but has solid positions in integrated oil companies with significant refining assets. The Fund is slightly under weight in Materials. We like stocks such as DuPont that have huge free cash flows, some pricing power and tremendous balance sheet flexibility to raise dividends and buyback stock. The Fund is under weight Financials however it remains the largest sector weighting. The Fund is over weight Industrials and slightly overweight Technology with companies like Illinois Tool Works because of their strong balance sheets and good operating leverage. The Fund is slightly overweight Healthcare with Pfizer being a favorite from a valuation standpoint. The Fund is equal weight Telecommunications and overweight Utilities with companies like Entergy that benefit from excess merchant generation capacity that can be sold into unregulated markets.1

[1]	Portfolio composition subject to change.

17

LARGE CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to Russell 1000® Value Index an unmanaged index comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Large Cap Value Equity Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	02/17/93	14.81	12.55	7.93	8.10
	with sales charge*		8.23	10.34	6.67	7.46

C Shares	without CDSC	06/01/95	14.04	11.78	7.17	7.32
	with CDSC*		13.04	11.78	7.17	7.32

I Shares		10/31/89	15.26	12.92	8.33	8.49

Russell 1000® Value Index			16.83	14.42	10.25	10.85

The expense ratios for A, C and I Shares are 1.15%, 1.85% and 0.85%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

18

MID-CAP EQUITY FUND
Portfolio Manager
• Chad Deakins, CFA
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Mid Cap Equity Fund returned 9.59% (I Shares) for the 12 month period ended March 31, 2007. The Russell Midcap® Index returned 11.79% for the same period. The Fund trailed the benchmark by 220 basis points (2.20%) for the period. For the year, the sectors contributing the most to the Fund’s performance were Energy, Consumer Discretionary, and Information Technology. The sectors detracting the most from performance were Financials and Utilities. The two holdings that detracted the most from performance were PDL Bio Pharma Inc. and Global Payments, Inc. The stock adding the most to performance was WellCare Group, Inc.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund was negatively impacted by the market fleeing any company impacted by the increase in delinquency rates in the sub-prime mortgage markets. While not investing in any direct sub-prime lenders, the Fund does have exposure to the mortgage insurance and thrift industry. We believe the worst may be behind us in terms of sub-prime fears as eventually the market should begin to factor in a Federal Reserve (“Fed”) rate cut. Over the course of this coming year, we believe Financial stocks may begin to out perform as the market looks to the Fed to cut interest rates. If the market begins to discount a rate cut, we would expect Technology and Financials to take leadership in the market away from the Consumer Staples sector.1
How do you plan to position the Fund, based on market conditions?
Looking forward, we believe we are in a transition period of slowing economic growth and more moderate gains in corporate profits. In conjunction with this transition, volatility has increased and could potentially remain a factor as the current year progresses. Nonetheless, we believe some important positives remain in place for the equity markets. Although the economy is slowing, we do not anticipate a recession. In addition, the Fed has moved to a more neutral stance on interest rates and we expect they may remain there for the foreseeable future. Liquidity trends in the market remain positive and both corporations and private equity investors remain active on the acquisition front. Corporations also continue to focus on costs, with many engaging in ongoing restructuring and business portfolio adjustments by way of spin-offs and breakups. We continue to believe such activity is a positive for the mid-cap sector of the market. And valuation levels appear reasonable based on the economic and interest rate outlook.1
With a backdrop of increased volatility and relatively compressed valuation levels across economic sectors, our current portfolio strategy is relatively sector neutral. We are focusing on stock selection and diversification within sectors. Steady earnings performance will be important in the quarters ahead and we will be focusing on names offering an attractive balance between earnings growth and visibility and reasonable valuation levels. Overall, we believe the portfolio is well-positioned for this environment.1

[1]	Portfolio composition subject to change.

19

MID-CAP EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Index a widely recognized index that measures the performance of the 800 smallest companies in the Russell universe. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Mid-Cap Equity Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	01/31/94	9.28	14.03	8.38	7.69
	with sales charge*		3.00	11.80	7.10	7.05

C Shares	without CDSC	06/05/95	8.51	13.27	7.69	7.02
	with CDSC*		7.51	13.27	7.69	7.02

I Shares		02/02/94	9.59	14.41	8.80	8.13

Russell Midcap®Index			11.79	15.72	12.91	12.71

The expense ratios for A, C and I Shares are 1.39%, 2.09% and 1.09%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

20

MID-CAP VALUE EQUITY FUND
Portfolio Manager
• Don Wordell, CFA
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Mid-Cap Value Equity Fund returned 17.47% (I Shares) for the 12 month period ended March 31, 2007, outperforming the Russell Midcap® Value Index which returned 17.13%. The Fund outperformed the Lipper Mid Cap Value Index1 peer group by 418 basis points (4.18%), which advanced 13.29% over the same time period. The benchmark was positively impacted by the large weighting and strong performance of REITs, which returned 21.16% over the same time period. The Fund benefited from superior stock selection and an underweight to the Index within the Financials sector for the period ending March 31, 2007. Two securities significantly impacting performance for the year were Trustreet Properties (TSY), a restaurant real estate investment trust that agreed to be acquired by GE Capital Solutions, and Investors Financial Services Corp (IFIN) which advanced after news of a pending acquisition by State Street (STT) in a $4.5 billion all stock deal. Lazard Ltd. (LAZ) reacted positively as the company benefited from a growing backlog as the outlook for global M&A remains strong. Stock selection in Materials also contributed to the Fund’s outperformance, as Vulcan Materials Co. (VMC) continued to run with secular bull trends in aggregate pricing and demand after consolidation in the aggregate markets, while management at Weyerhaeuser Co. (WY) capitalized on hidden assets such as timber to drive a revaluation by the market. International Flavors & Fragrance (IFF) benefited from a combination of easy year over year comparisons and strong returns from recent investments in research and development. Stock selection in Consumer Discretionary positively impacted performance, particularly Office Max (OMX) which advanced on management’s successful execution of a turnaround plan after depressed margins. Cooper Tire & Rubber (CTB) helped performance after management’s effective restructuring and an increase in market share due to a strike at competitor Goodyear Tire (GT). Hilton Hotels (HLT) advanced after excessive concerns due to dilutive acquisition of sister company Hilton International proved unfounded and strong lodging fundamentals continued. On allocation overview, the Fund was able to offset an underweight in Utilities with outstanding stock selection, with Questar (STR) benefiting from an upwards revision to its proven natural gas reserves.2
What factors influenced the Fund’s performance for the period ended March 31, 2007?
We will continue to adhere to our Value process, which uncovers stocks that pay secure dividends, trade at or near the lower third of historical valuation and possess financial stability. The fund will not abandon or massage the process to capture short-term performance, as history has shown, valuation disconnects tend to revert back to normalcy.2
How do you plan to position the Fund, based on market conditions?
The equity market is signaling the near term economic/profit deceleration picture is not as dim as some anticipated, however, the yield curve stubbornly remains inverted, which historically has signaled a more severe correction. We remain bullish on equities as valuations are not extended, absolute levels of interest rates are low, and job growth remains robust. However, the long term risks to the economy are still prevalent: housing will not be a source of funds, supply/demand imbalances are anticipated to keep energy prices above long term averages, and inflation is still above the comfort zone of the policy makers. We expect market volatility to increase as conflicting data will whipsaw stocks until this mid cycle slowdown is either just that, a slowdown, or something more severe. The Energy and Industrial sectors continue to be a focal point for the portfolio, we also remain underweight REITs and Utilities due to extreme valuations.2

[1]	The Lipper Mid Cap Value Funds Index is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

[2]	Portfolio composition subject to change.

21

MID-CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Value Index a widely recognized index that measures the performance of the companies in the Russell universe with lower price-to-earnings ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
					Since
Mid-Cap Value Equity Fund		Inception Date	1 Year	3 Year	Inception

A Shares	without sales charge	10/27/03	17.11	16.21	19.38
	with sales charge*		10.37	13.93	17.35

C Shares	without CDSC	11/30/01	16.27	15.64	10.82
	with CDSC*		15.28	15.64	10.82

I Shares		11/30/01	17.47	16.63	11.67

Russell Midcap® Value Index			17.13	18.58	—

The expense ratios for A, C and I Shares are 1.38%, 2.08% and 1.08%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website atwww.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

22

SELECT LARGE CAP GROWTH STOCK FUND (formerly Quality Growth Stock Fund)
Portfolio Manager
• Parker W. Thomas, Jr.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Select Large Cap Growth Stock Fund returned 4.42% (I shares) for the 12 month period ended March 31, 2007 compared to a 7.06% return for the Russell 1000® Growth Index. Factors in this relative performance include:
1)	The holdings in the Consumer sectors accounted for almost one quarter of the relative under-performance. We were market weighted but stock selection lagged the benchmark by 2% of relative performance.[1]

2)	We were underweight Energy, a sector with above average performance. Although our stocks were up 8% for the year, stocks in the sector gained 16%.[1]

3)	We were overweight in Technology, an S&P sector that gained 3% and trailed the benchmark. While our selections outperformed, the overweight was a detractor from performance.[1]

4)	One of the smallest weighted sectors, Utilities, was the absolute best performing, up 34%. We had a very modest exposure to the sector and our selection lagged the group’s performance. The relative shortfall here represents 10% of the underperformance.[1]
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Performance during the last fiscal year continued to reflect a trend of value outperforming growth. For the 12 months ended March 31, 2007, the S&P 500/Citigroup Value Index2 gained 15.63% while the S&P 500/Citigroup Growth Index2 only gained 8.08%. The absence of any significant recessionary trends provided a foundation where the higher risk stocks as measured by beta (which measures volatility of a security or portfolio of securities in comparison with the market as a whole) and lower quality based on S&P rankings provided better returns. Our portfolio has a higher quality and lower risk bias.1
Returns for large cap stocks, unlike previous years, were competitive with small and midcap stocks. For the 12 months ended March 31, 2007, the S&P 100 Stock Index2 gained 13.05% while the S&P MidCap 400 Index2 and SmallCap 600 Index2 had returns of 8.44% and 5.29% respectively.
Our current profile focuses less on sector allocation and more on attractive stock selection. We will appropriately adjust sector allocation in response to company specific improvement in fundamental trends.
How do you plan to position the Fund, based on market conditions?
We continue to believe that large cap growth companies’ relative performance may improve as we move through the next several quarters. The gap between the performance of large cap value stocks and growth stock has been large and the duration of the relative underperformance has been long at 5 years. We expect the catalyst for large cap growth to be better relative earnings growth combined with an attractive valuation and solid financials.
The portfolio’s name changed from Quality Growth Stock to Select Large Cap Growth Stock and the benchmark changed from the S&P 500 to the Russell 1000® Growth Index. These changes were effective March 1, 2007. During March, the portfolio returned 0.88% and the benchmark return was 0.54%. Historically the portfolio held approximately 60 stocks and we have decreased the amount of stocks in the porfolio to 40. The transition in the Fund’s holdings resulted in an increase in the turnover ratio; however on an ongoing basis our goal is to keep the portfolio turnover at the 60%-80% range. We will continue to emphasize large cap companies with improving earnings and fundamentals with a goal of achieving above benchmark returns while managing portfolio risk. While the portfolio is concentrated, the portfolio names are quality, large cap companies with solid financials.1

[1]	Portfolio composition subject to change.

[2]	The S&P 100 Index is composed of 100 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-The-Counter markets. The S&P MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The S&P SmallCap 600 Index is comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The S&P 500/Citigroup Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor’s 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The S&P 500/Citigroup Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor’s 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

23

SELECT LARGE CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97 Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund has changed its standardized benchmark index from the S&P 500 Index to the Russell 1000® Growth Index to better represent the new objective of the Fund. The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Select Large Cap Growth Stock Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	10/14/03	4.13	4.59	1.60	4.89
	with sales charge*		-1.87	2.55	0.41	4.27

C Shares	without CDSC	12/15/98	3.40	3.88	0.79	4.12
	with CDSC*		2.40	3.88	0.79	4.12

I Shares		12/31/95	4.42	4.94	1.83	5.00

S&P 500 Index			11.82	10.05	6.26	8.20

Russell 1000® Growth Index			7.06	7.01	3.48	5.51

The gross expense ratios for the A, C and I Shares are 1.30%, 2.00% and 1.00%, respectively. The net expense ratios for the A, C and I Shares are 1.25%, 1.95% and 0.95%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses from exceeding 1.25%, 1.95% and 0.95% for A, C, and I Shares, respectively. Without these fee waivers, performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

†	The performance quoted represents past performance of SunTrust Bank’s internally managed common trust fund, adjusted for fees and expenses for periods prior to December 12, 1998 and inception of the A and C Shares on October 14, 2003 and December 15, 1998, respectively. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

24

SMALL CAP GROWTH STOCK FUND
Portfolio Manager
• James P. Foster
• Christopher Guinther
• Michael A. Sansoterra
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the fiscal year ended March 31, 2007 the Small Cap Growth Stock Fund returned -7.80% (I Shares) while the Russell 2000® Growth Index was up 1.56%. The vast percentage of the under-performance occurred due to stock selection. Stock selection was poor in the four primary growth sectors of the Russell 2000® Growth Index: Technology, Healthcare, Consumer Discretionary and Industrials. The Consumer Discretionary sector of the Fund was down 4.95% while that sector in the benchmark was up 5.40%, contributing almost two percentage points of the total under-performance. Jos A. Banks (retail clothing), one of the Fund’s best performers in the previous fiscal year suffered a drop in earnings during the first quarter 2006 (period ended April 2006). Jos A. Banks was $43.62 on April 27, 2006 and just eight weeks later the stock was down 42.2% with a price of $24.75. This single holding accounted for nearly ten percent of the Fund’s total under performance. Stock selection within the Technology sector also negatively impacted investment results. The Fund’s return within the Technology sector was -6.76% with the biggest detractor being Neoware. Neoware provides software solutions to enable thin client appliance computing. The company had been growing very rapidly (nearly 60% earnings growth) then disappointed investors with poor results following the second quarter of 2006. The company lost almost 50% of its value after the poor quarterly results. The Fund’s new investment team has made significant changes to the investment process by enhancing the quantitative tools, the investment professionals experience and responsibilities, and the risk management process.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
In May 2006, the team responsible for managing the Fund departed. This material change in investment professionals significantly disrupted the investment process and poor performance followed for the next six months, or the second half of 2006. The Fund’s new investment team was assembled immediately but not completed until recently early in calendar year 2007, when a new lead portfolio manager and several new sector focused portfolio managers were hired and in place. The team has stabilized the Fund’s performance through the first calendar quarter of 2007 and good results have been produced early into the first month of fiscal 2008.
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. In fact, the team seeks to eliminate investment results or variances relative to the index by minimizing unintended biases that can develop in a portfolio due to bottom up stock selection. Results are expected to be achieved through taking non-systematic risk or stock selection risks. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as they attempt to generate alpha2 through superior, bottom-up stock selection. Our investment strategy is objective, balanced and designed to deliver a consistent frequency of alpha in all types of market conditions.
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year over year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. They are acutely aware of capital deployment as measured by capital expenditures relative to sales and stock buybacks. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute and becoming dependent on the results of that single characteristic in the market. Therefore, the team seeks to eliminate investment results that are directly attributable to market conditions, and add alpha through stock selection.1

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

25

SMALL CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 10/8/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Growth Index, an unmanaged index which is comprised of the securities in the Russell 2000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
						Since
Small Cap Growth Stock Fund		Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	12/10/99	-8.06	6.99	7.92	13.24
	with sales charge*		-13.34	4.90	6.65	12.45

C Shares	without CDSC	10/08/98	-8.68	6.29	7.21	12.43
	with CDSC*		-9.54	6.29	7.21	12.43

I Shares		10/08/98	-7.80	7.37	8.30	13.58

Russell 2000® Growth Index			1.56	9.41	7.88	—

The expense ratios for A, C and I Shares are 1.47%, 2.17% and 1.17%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

†	The A Shares were offered beginning on December 10, 1999. The performance shown for the A Shares prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

26

SMALL CAP QUANTITATIVE EQUITY FUND
Portfolio Manager
• Stephen Futch
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Fund returned -1.81% (I Shares) while its benchmark, the Russell 2000®, returned 5.91%.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Around May of 2006, a general shift occurred in the pattern of market returns as the extended duration of small company outperformance became more erratic. Accompanying this shift in leadership was a general reversal or perversion in the returns of various stock selection factor classes. While valuation factors continued to reap positive relative returns, typically consistent return generating factor classes such as price momentum and analyst activity became inconsistent and even generated return patterns opposite from what is typically realized. The Fund’s poor stock selection and inopportune sector calls joined this aberration to create the realized underperformance. Unfortunately, this market behavior accompanied the early part of the Fund’s track record, resulting in a less than desirable start. Going forward, we are studying a technique to more closely align the portfolio’s market cap profile with that of the index. In addition, we are reevaluating our method of selecting candidate sectors for differential relative weighting. As a consequence, we are temporarily taking a more sector-neutral approach in our portfolio construction. Finally, we have expanded the number of factor classes that we utilize in our sector-specific, multi-factor models. We feel that this expansion will make our process more dynamic in various environments.
How do you plan to position the Fund, based on market conditions?
We continue to believe that the most holistic method of portfolio construction is to have generally constant exposure to various classes of stock selection factors as opposed to only one or a few classes. Because these classes of factors are not perfectly correlated, we hope that the relative performance of the fund will be less erratic than a strategy that focuses on only one or two classes. With this concept in mind, we feel that the fund is currently well positioned for outperformance in a variety of market environments.

[1]	Portfolio composition subject to change.

27

SMALL CAP QUANTITATIVE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 4/3/06. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Aggregate Total Returns as of 3/31/07 (%)
			Since
Small Cap Quantitative Equity Fund		Inception Date	Inception

A Shares	without sales charge	04/03/06	-2.10
	with sales charge*		-7.73

C Shares[1]	without CDSC	04/03/06	-2.70
	with CDSC*		-3.67

I Shares		04/03/06	-1.81

Russell 2000® Index			5.91 **

The expense ratios for A, C and I Shares are 1.45%, 2.15% and 1.15%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

[1]	The total return is calculated in accordance with SEC guidelines. Total returns for financial reporting purposes are based on GAAP.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The Since Inception Return for the Russell 2000® Index was calculated from 3/31/06.

28

SMALL CAP VALUE EQUITY FUND
Portfolio Manager
• Brett Barner, CFA
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007, the Small Cap Value Equity Fund returned 7.41% (I Shares) versus 10.38% for the benchmark Russell 2000® Value Index.
The primary reason for the underperformance relative to the Index was stock selection in the Industrials sector, where weakening sentiment spooked the markets to sell off stocks with housing exposure last summer. Graco Inc. (GGG), a company with a strong management team, a proven track record of integrating acquisitions and delivering consistent double digit earnings growth, declined due to a softening in housing end markets. Walter Industries (WLT) also detracted from performance over the aforementioned housing concerns combined with the mild winter driving a pullback in coal prices, while Oshkosh Truck Corp. (OSK) sold off after announcing the sizeable acquisition of JLG, a lift platform maker. Stock selection in Consumer Discretionary significantly detracted from performance. Housing also placed downwards pressure on Technical Olympia (TOA), and Pool Corp (POOL) declined on lowered model activity and housing starts. Lithia Motors (LAD) faced a tough overall North American new vehicle market and exposure to Detroit original equipment manufacturers. Stock selection in Energy hampered performance, primarily CHC Helicopter (FLI) which pulled back due to short term challenges in integrating new helicopters into their expanding fleet. Carbo Ceramics (CRR), a leader in technology for drilling propellants, sold off after managements restructuring missteps, poor operational performance and subsequent poor earnings release.1
In the Financials sector, the Fund exhibited solid investment performance from superior stock selection and an underweight to the Index. A pair of acquisitions provided significant strength to stock selection, as First Republic (FRC) announced Merrill Lynch was acquiring the company and Hub International (HBG) agreed to be acquired by Morgan Stanley and Apex Partners. Cohen & Steers Inc. (CNS) is a manager of high-income equity portfolios specializing in REITs benefiting from a global increase in real estate valuation as well as the legalization of REIT structure in several European countries. Outstanding stock selection in Utilities positively impacted performance for the Fund as Companhia de Saneamento Basico do Estado de Sao Paulo (SBS) advanced on an improving demand environment in Sao Paolo and finalization of a tariff increase, improvement in earnings from the ability to increase volumes within its operating territory. PNM Resources (PNM) benefited the Fund from continued improvement in power demand conditions and the announcement of a joint venture agreement with Cascade Investments. Superior stock selection in Consumer Staples also helped performance as Longs Drug Stores (LDG) released solid numbers and raised guidance for 2008 as it benefited from the continued success of managements restructuring and prescription drug plan. Church & Dwight Co. (CHD) and J.M. Smucker Co. (SJM) advanced from depressed valuations and positively impacted Fund performance.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Large inflows of capital from non-traditional Small Cap Value investors are skewing valuations to the upside for most securities in the universe, which has in turn caused lower quality names to increase in price and, therefore, making stock selection critical for out performance. These non-traditional investors may also place undue downside pressure on valuations when they decide to exit the Small Cap realm, therefore we continue to be cautious concerning valuations in the Small Cap Value equity arena. The Fund places these concerns at the forefront during portfolio review and will continuously monitor for signals of investor change within the Small Cap Universe.1
How do you plan to position the Fund, based on market conditions?
The Fund will continue to utilize its bottom-up approach to stock selection. The process seeks dividend paying stocks trading at the lower end of historical trading ranges, display characteristics of financial strength and possessing an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions.1
Industrial stocks are the largest sector of the Fund at 28.8%, overweight to the Index at 11.1% due to our bullish outlook for long term sector fundamentals and growth prospects. The Fund is overweight in the Healthcare sector, with a 8.9% weighting relative to the 4.9% Index weighting based on attractive valuations, strong balance sheets and significant operating leverage to an improving economy. The Fund has significant exposure in the Financials sector at 12.2%; however, this allocation is significantly underweight the benchmark (33.2%) owing to concerns with an inverted yield curve and sub prime concerns spreading to loan products and other asset classes. The Fund currently does not have a position in REITs as current valuations are extreme and unsupported by current fundamentals. The Fund continued to reduce its exposure to the Consumer Discretionary sector during the first quarter as strength in the consumer is being closely watched given falling mortgage equity withdrawals.1

[1]	Portfolio composition subject to change.

29

SMALL CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Value Index a widely-recognized, capitalization weighted index of companies in the Russell 2000® Index with lower growth rates and price-to-book ratios. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Small Cap Value Equity Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	10/09/03	7.17	17.52	15.96	13.36
	with sales charge*		1.00	15.23	14.61	12.70

C Shares	without CDSC	06/06/97	7.10	17.46	15.54	12.59
	with CDSC*		6.28	17.46	15.54	12.59

I Shares		08/31/94	7.41	17.81	16.23	13.49

Russell 2000® Value Index			10.38	14.47	13.61	13.46

The expense ratios for A, C and I Shares are 1.45%, 1.45% and 1.20%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

†	The performance quoted represents past performance of the SunTrust Bank’s internally managed common trust fund, adjusted for fees and expenses for periods prior to January 31, 1997, and past performance of the I Shares for the periods between January 31, 1997 and inception of the C Shares on June 6, 1997 and the A Shares on October 9, 2003. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

30

LIFE VISION AGGRESSIVE GROWTH FUND
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Life Vision Aggressive Growth Fund underperformed its blended benchmark for the year ended March 31, 2007. Fund underperformance was due to weak relative performance in several heavily weighted large-cap funds, which was offset in part by exposure to the international sector and a general bias toward equities.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities as well as an average portfolio bias toward equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

31

LIFE VISION AGGRESSIVE GROWTH FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Citigroup 3 Month Treasury Bill Index and a Hybrid blend of 90/10 (90% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Life Vision			Average Annual Total Returns as of 3/31/07 (%)
Aggressive Growth Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	10/16/03	9.31	10.12	7.07	8.21
	with sales charge*		3.03	7.97	5.82	7.58

B Shares	without CDSC	03/11/03	8.71	9.60	6.63	7.99
	with CDSC*		3.71	8.48	6.32	7.99

C Shares	without CDSC	04/04/05	8.54	9.72	6.88	8.12
	with CDSC*		7.54	9.72	6.88	8.12

I Shares		12/31/92	9.60	10.43	7.30	8.33

S&P 500 Index			11.82	10.05	6.26	8.20

Citigroup 3 Month Treasury Bill Index			4.98	3.33	2.51	3.67

Hybrid Index (90% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index)			12.25	9.75	6.17	7.97

The gross expense ratios for A, B, C and I Shares are 0.51%, 0.96%, 1.21%, and 0.21%, respectively. The net expense ratios for A, B, C and I Shares are 0.50%, 0.95%, 1.20% and 0.20%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.92% of net assets and are in addition to the expense ratios listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Shares reflect the maximum CDSC (contingent deferred sales charge) of 5.00% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

†	The quoted performance of the Life Vision Aggressive Growth Fund includes performance of certain accounts advised by Crestar Bank, for periods dating back to December 31, 1992 and prior to the Fund’s commencement of operations on June 30, 1997, as adjusted to reflect the expenses associated with the Fund. The accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the accounts’ performance may have been adversely affected. For the period prior to October 16, 2003 (Class A Shares), March 11, 2003 (Class B Shares) and April 4, 2005 (Class C Shares), the quoted performance reflects the performance of the Class I Shares.
Class B Shares are closed to new investors.

32

LIFE VISION CONSERVATIVE FUND
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Life Vision Conservative Fund underperformed its blended benchmark for the year ended March 31, 2007. Fund underperformance was due to weak relative performance in several heavily weighted large-cap funds, which was offset in part by exposure to the international sector and a general bias toward equities.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities as well as an average portfolio bias toward equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

33

LIFE VISION CONSERVATIVE FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Aggregate Bond Index, the S&P 500 Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 70/20/10 (70% of the Lehman Brothers U.S. Aggregate Bond Index, 20% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index). The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Life Vision					Since
Conservative Fund		Inception Date†	1 Year	3 Year	Inception

A Shares	without sales charge	11/11/03	6.64	4.61	6.47
	with sales charge*		1.57	2.94	5.20

B Shares	without CDSC	03/11/03	6.12	4.18	6.08
	with CDSC*		1.12	2.94	5.66

C Shares	without CDSC	04/04/05	5.91	4.34	6.27
	with CDSC*		4.91	4.34	6.27

I Shares		11/06/03	6.91	4.94	6.73

Lehman Brothers U.S. Aggregate Bond Index			6.59	3.31	—

S&P 500 Index			11.82	10.05	—

Citigroup 3 Month U.S. Treasury Bill Index			4.98	3.33	—

Hybrid Index (70% of the Lehman Brothers U.S. Aggregate Bond Index, 20% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index)			7.49	4.68	—

The gross expense ratios for A, B, C and I Shares are 0.85%, 1.30%, 1.55% and 0.55%, respectively. The net expense ratios for A, B, C and I Shares are 0.50%, 0.95%, 1.20% and 0.20%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.45% of net assets and are in addition to the expense ratios listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%, Class B Shares reflect the maximum CDSC (contingent deferred sales charge) of 5.00% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

†	For the period prior to November 11, 2003 (Class A Shares) and April 4, 2005 (Class C Shares), the quoted performance reflects the performance of the Class I Shares and Class B Shares prior to November 6, 2003. The I Shares opened on November 6, 2003. The performance shown prior to that date is based on the performance of the B Shares.
Class B Shares are closed to new investors.

34

LIFE VISION GROWTH AND INCOME FUND
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
The Life Vision Growth & Income Fund underperformed its blended benchmark for the year ended March 31, 2007. Fund underperformance was due to weak relative performance in several heavily weighted large-cap funds, which was offset in part by exposure to the international sector and a general bias toward equities.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities as well as an average portfolio bias toward equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

35

LIFE VISION GROWTH AND INCOME FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 65/25/10 (65% of the S&P 500 Index, 25% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Life Vision			Average Annual Total Returns as of 3/31/07 (%)
Growth and Income Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	11/05/03	8.44	8.24	7.05	7.93
	with sales charge*		2.18	6.11	5.79	7.30

B Shares	without CDSC	03/11/03	7.95	7.75	6.65	7.73
	with CDSC*		2.95	6.59	6.33	7.73

C Shares	without CDSC	04/06/05	7.62	7.72	6.76	7.79
	with CDSC*		6.62	7.72	6.76	7.79

I Shares		12/31/92	8.73	8.61	7.29	8.05

S&P 500 Index			11.82	10.05	6.26	8.20

Lehman Brothers U.S. Aggregate Bond Index			6.59	3.31	5.35	6.46

Citigroup 3 Month U.S. Treasury Bill Index			4.98	3.33	2.51	3.67

Hybrid Index (65% of the S&P 500 Index, 25% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index)			9.85	7.72	5.87	7.62

The gross expense ratios for A, B, C and I Shares are 0.49%, 0.94%, 1.19% and 0.19%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50%, 0.94%, 1.20% and 0.20% for the A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.77% of net assets and are in addition to the expense ratios listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Shares reflect the maximum CDSC (contingent deferred sales charge) of 5.00% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.
†    The quoted performance of the Life Vision Growth and Income Fund includes performance of certain accounts advised by Crestar Bank, for periods dating back to December 31, 1992 and prior to the Fund’s commencement of operations on June 30, 1997, as adjusted to reflect the expenses associated with the Fund. The accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the accounts’ performance may have been adversely affected. For the period prior to November 5, 2003 (Class A Shares), March 11, 2003 (Class B Shares) and April 6, 2005 (Class C Shares), the quoted performance reflects the performance of the Class I Shares.
Class B Shares are closed to new investors.

36

LIFE VISION MODERATE GROWTH FUND
Portfolio Manager

• Alan Gayle

Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Life Vision Moderate Growth Fund underperformed its blended benchmark for the year ended March 31, 2007. Fund underperformance was due to weak relative performance in several heavily weighted large-cap funds, which was offset in part by exposure to the international sector and a general bias toward equities.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities as well as an average portfolio bias toward equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

37

LIFE VISION MODERATE GROWTH FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 50/40/10 (50% of the S&P 500 Index, 40% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Life Vision			Average Annual Total Returns as of 3/31/07 (%)
Moderate Growth Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	10/10/03	7.77	6.78	6.47	7.23
	with sales charge*		1.58	4.68	5.21	6.60

B Shares	without CDSC	03/11/03	7.36	6.31	6.03	7.01
	with CDSC*		2.36	5.11	5.72	7.01

C Shares	without CDSC	04/06/05	7.01	6.26	6.19	7.09
	with CDSC*		6.01	6.26	6.19	7.09

I Shares		12/31/92	8.02	7.05	6.67	7.33

S&P 500 Index			11.82	10.05	6.26	8.20

Lehman Brothers U.S. Aggregate Bond Index			6.59	3.31	5.35	6.46

Citigroup 3 Month U.S. Treasury Bill Index			4.98	3.33	2.51	3.67

Hybrid Index (50% of the S&P 500 Index, 40% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index)			9.07	6.71	5.76	7.39

The gross expense ratios for A, B, C and I Shares are 0.48%, 0.93%, 1.18% and 0.18%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50%, 0.93%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.64% of net assets and are in addition to the expense ratios listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Shares reflect the maximum CDSC (contingent deferred sales charge) of 5.00% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.
†    The quoted performance of the Life Vision Moderate Growth Fund includes performance of certain accounts advised by Crestar Bank, for periods dating back to December 31, 1992 and prior to the Fund’s commencement of operations on June 30, 1997, as adjusted to reflect the expenses associated with the Fund. The accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the accounts’ performance may have been adversely affected. For the period prior to October 10, 2003 (Class A Shares), March 11, 2003 (Class B Shares) and April 6, 2005 (Class C Shares), the quoted performance reflects the performance of the Class I Shares.
Class B Shares are closed to new investors.

38

LIFE VISION TARGET DATE 2015 FUND
Portfolio Manager

• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Life Vision Target Date 2015 Fund underperformed its 60/40 blended benchmark for the year ended March 31, 2007. Fund underperformance was due to weak relative performance in several heavily weighted large-cap funds in the second and third quarters, which was offset in part by exposure to the international sector and a general bias toward equities. The fund outperformed the hybrid benchmark in the first quarter.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities as well as an average portfolio bias toward equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

39

LIFE VISION TARGET DATE 2015 FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 10/12/05. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Life Vision			Average Annual Total Returns as of 3/31/07 (%)
Target Date 2015 Fund		Inception Date	1 Year	Since Inception

A Shares	without sales charge	01/05/07[1]	9.13	13.23
	with sales charge*		2.88	8.74

I Shares		10/12/05[2]	9.18	13.26

S&P 500 Index			11.82	—

Lehman Brothers U.S. Aggregate Bond Index			6.59	—

Hybrid Index (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index)			9.75	—

The gross expense ratios for A and I Shares are 0.83% and 0.53%, respectively. The net expense ratios for A and I Shares are 0.50% and 0.20%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50% and 0.20%, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.76% of net assets and are in addition to the expense ratio listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

1    The performance of the Life Vision Target Date 2015 A Shares prior to 01/05/07 is that of the I Shares and has not been adjusted to reflect expenses. If it had been, performance would have been lower.
2    The inception date for the I Shares was August 1, 2005, however, no activity occurred in the I Shares until 10/12/05.
*    Class A Share performance reflects the maximum front-end sales charge of 5.75%.

40

LIFE VISION TARGET DATE 2025 FUND
Portfolio Manager

• Alan Gayle

Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Life Vision Target Date 2025 Fund slightly underperformed its 60/40 blended benchmark for the year ended March 31, 2007. This was attributable to the fees and expenses associated with the Fund, but not the index. Fund performance was helped by high equity weights and exposure to the international sector but was hampered by weak relative returns in several heavily weighted large-cap funds in the second and third quarters.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk in coming quarters.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

41

LIFE VISION TARGET DATE 2025 FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 10/21/05. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Life Vision			Average Annual Total Returns as of 3/31/07 (%)
Target Date 2015 Fund		Inception Date	1 Year	Since Inception

A Shares	without sales charge with sales charge*	07/12/06[1]	9.32 3.02	15.32 10.67

I Shares		10/21/05[2]	9.64	15.55

S&P 500 Index			11.82	—

Lehman Brothers U.S. Aggregate Bond Index			6.59	—

Hybrid Index (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index)			9.75	—

The gross expense ratios for the A and I Shares are 0.87% and 0.57%, respectively. The net expense ratios for A and I Shares are 0.50% and 0.20%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50% and 0.20%, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.89% of net assets and are in addition to the expense ratio listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

1    The performance of the Life Vision Target Date 2025 A Shares prior to 07/12/06 is that of the I Shares and has not been adjusted to reflect expenses. If it had been, performance would have been lower.
2    The inception date for the Fund was August 1, 2005, however, no activity occurred in the I Shares until 10/21/05.
*    Class A Share performance reflects the maximum front-end sales charge of 5.75%.

42

LIFE VISION TARGET DATE 2035 FUND
Portfolio Manager

• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Life Vision Target Date 2035 Fund slightly underperformed its 60/40 blended benchmark for the year ended March 31, 2007. This was attributable to the fees and expenses associated with the Fund, but not the index. Fund performance was helped by high equity weights and exposure to the international sector but was hampered by weak relative returns in several heavily weighted large-cap funds in the second and third quarters.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Exposure to small-cap and international equities contributed positively to performance, while the fund’s modest tilt toward the growth style was a slight detriment. The fund’s relatively concentrated exposure to the large-cap core and growth funds had the biggest negative impact on portfolio performance. The availability of additional fund options in this space allowed for a more diversified exposure by the end of the fiscal year which should help reduce manager risk in coming quarters.
How do you plan to position the Fund, based on market conditions?
We will continue to emphasize equities in general focusing on large-cap and international equities and will use a more diversified allocation across large-cap equity fund managers.

43

LIFE VISION TARGET DATE 2035 FUND
Growth of $10,000 Investment (as of March 31, 2007)
This chart assumes an initial hypothetical investment of $10,000 made on 11/2/05. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Life Vision			Average Annual Total Returns as of 3/31/07 (%)
Target Date 2015 Fund		Inception Date	1 Year	Since Inception

A Shares	without sales charge	05/04/06[1]	9.17	13.98
	with sales charge*		2.93	9.29

I Shares		11/02/05[2]	9.41	14.16

S&P 500 Index			11.82	—

Lehman Brothers U.S. Aggregate Bond Index			6.59	—

Hybrid Index (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index)			9.75	—

The gross expense ratios for the A and I Shares are 0.84% and 0.54%, respectively. The net expense ratios for A and I Shares are 0.50% and 0.20%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.50% and 0.20%, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying STI Classic Funds in which the Fund invests, totaled 0.91% of net assets and are in addition to the expense ratio listed above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

1    The performance for the Life Vision Target Date 2035 Fund A Shares prior to 05/04/06 is that of the I Shares and has not been adjusted to reflect expenses. If it had been, performance would have been lower.
2    The inception date for the Fund was August 1, 2005, however, no activity occurred in the I Shares until 11/02/05.
*    Class A Share performance reflects the maximum front-end sales charge of 5.75%.

44

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Aggressive Growth Stock Fund

	Shares	Value($)

Common Stocks (99.2%)
Consumer Discretionary (22.3%)
Best Buy Co., Inc.	124,200	6,051
Blue Nile, Inc. *	147,400	5,993
Coach, Inc. *	165,300	8,273
eBay, Inc. *	365,100	12,102
Life Time Fitness, Inc. *	86,900	4,468
Monster Worldwide, Inc. *	128,300	6,078
Nordstrom, Inc.	15,500	821
Nutri/ System, Inc. *	110,900	5,812
Starbucks Corp. *	357,700	11,217
Urban Outfitters, Inc. *	163,900	4,345
Walt Disney Co. (The)	224,300	7,723

		72,883

Consumer Staples (2.9%)
Archer-Daniels-Midland Co.	151,400	5,556
Whole Foods Market, Inc.	89,700	4,023

		9,579

Financials (10.2%)
BlackRock, Inc., Cl A	65,300	10,208
CB Richard Ellis Group, Inc., Cl A *	124,500	4,255
Euronet Worldwide, Inc. *	223,800	6,011
Huron Consulting Group, Inc. *	53,000	3,225
Legg Mason, Inc.	46,800	4,409
Portfolio Recovery Associates, Inc. *	115,800	5,170

		33,278

Health Care (18.5%)
Alcon, Inc.	37,000	4,877
Celgene Corp. *	62,900	3,300
Covance, Inc. *	59,600	3,537
Edwards Lifesciences Corp. *	37,500	1,901
Gen-Probe, Inc. *	25,100	1,182
Genentech, Inc. *	123,600	10,150
Gilead Sciences, Inc. *	202,150	15,465
IDEXX Laboratories, Inc. *	40,500	3,549
Kyphon, Inc. *	77,000	3,476
Psychiatric Solutions, Inc. *	230,500	9,291
Varian Medical Systems, Inc. *	79,600	3,796

		60,524

Industrials (2.2%)
First Solar, Inc. *	63,300	3,292
US Airways Group, Inc. *	84,800	3,857

		7,149

Information Technology (34.7%)
Akamai Technologies, Inc. *	115,700	5,776
Alliance Data Systems Corp. *	91,300	5,626
Apple, Inc. *	176,400	16,388
aQuantive, Inc. *	311,100	8,683
Broadcom Corp., Cl A *	195,600	6,273
Cognizant Technology Solutions Corp., Cl A *	205,300	18,121
F5 Networks, Inc. *	79,800	5,321
Google, Inc., Cl A *	28,400	13,012
Paychex, Inc.	155,000	5,870
QUALCOMM, Inc.	269,600	11,501
Riverbed Technology, Inc. *	59,100	1,634
SiRF Technology Holdings, Inc. *	85,200	2,365
SunPower Corp., Cl A *	77,600	3,531
Yahoo!, Inc. *	312,300	9,772

		113,873

Software (0.7%)
Adobe Systems, Inc. *	58,100	2,423

Telecommunication Services (7.7%)
American Tower Corp., Cl A *	90,400	3,521
NII Holdings, Inc. *	223,500	16,580
Time Warner Telecom, Inc., Cl A *	238,100	4,945

		25,046

Total Common Stocks (Cost $264,876)		324,755

Money Market Fund (1.4%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (b)	4,651,595	4,652

Total Money Market Fund (Cost $4,652)		4,652

Total Investments (Cost $269,528) (a) — 100.6%		329,407
Liabilities in excess of other assets — (0.6)%		(2,015)

Net Assets — 100.0%		$327,392

*	Non-income producing security.

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Aggressive Growth Stock Fund — concluded

(a)	Cost for federal income tax purposes is $271,359 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$63,720

Unrealized Depreciation	(5,672)

Unrealized Appreciation (Depreciation)	$58,048

(b)	Affiliate investment.

Cl	— Class

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Capital Appreciation Fund

	Shares	Value($)

Common Stocks (99.9%)
Consumer Discretionary (13.3%)
Best Buy Co., Inc.	403,400	19,654
Carnival Corp.	270,300	12,666
Coach, Inc. *	417,500	20,896
E.W. Scripps Co. (The), Cl A (b)	337,500	15,080
Garmin Ltd. (b)	299,400	16,213
Lowe’s Cos., Inc. (b)	696,900	21,945
Newell Rubbermaid, Inc.	351,800	10,937
Target Corp. (b)	309,800	18,359
Walt Disney Co. (The)	773,700	26,638

		162,388

Consumer Staples (5.8%)
Anheuser-Busch Cos., Inc.	321,000	16,198
Colgate-Palmolive Co.	184,700	12,336
PepsiCo, Inc.	249,800	15,877
Procter & Gamble Co. (The)	412,200	26,035

		70,446

Energy (7.4%)
Chevron Corp.	251,000	18,564
Exxon Mobil Corp.	391,517	29,540
Halliburton Co. (b)	486,500	15,442
Nabors Industries Ltd. * (b)	256,300	7,604
Schlumberger Ltd.	285,500	19,728

		90,878

Financials (15.9%)
Ambac Financial Group, Inc. (b)	222,900	19,256
American Express Co.	329,900	18,606
American International Group, Inc.	453,800	30,505
Bank of America Corp.	443,900	22,648
Genworth Financial, Inc., Cl A	561,800	19,629
Goldman Sachs Group, Inc.	116,700	24,114
JPMorgan Chase & Co.	543,400	26,290
Morgan Stanley	303,800	23,927
Wells Fargo & Co.	261,900	9,017

		193,992

Health Care (22.1%)
AmerisourceBergen Corp. (b)	437,200	23,062
Barr Pharmaceuticals, Inc. *	295,400	13,692
Baxter International, Inc.	584,500	30,786
Johnson & Johnson	456,700	27,521
Lincare Holdings, Inc. * (b)	442,400	16,214
Medtronic, Inc.	334,700	16,420
Mylan Laboratories, Inc.	778,000	16,447
Omnicare, Inc. (b)	278,000	11,056
Patterson Cos., Inc. * (b)	273,500	9,707
Pfizer, Inc.	726,700	18,356
Quest Diagnostics, Inc. (b)	408,400	20,367
Sanofi-Aventis ADR (b)	407,900	17,748
Schering-Plough Corp.	957,200	24,418
Universal Health Services, Inc., Cl B	277,300	15,878
Vertex Pharmaceuticals, Inc. * (b)	292,100	8,190

		269,862

Industrials (9.2%)
Danaher Corp. (b)	234,400	16,748
Emerson Electric Co.	350,400	15,099
General Electric Co.	796,800	28,175
Honeywell International, Inc.	393,800	18,138
Illinois Tool Works, Inc.	208,100	10,738
Raytheon Co.	296,600	15,560
United Parcel Service, Inc., Cl B	122,900	8,615

		113,073

Information Technology (22.7%)
Alcatel — Lucent ADR (b)	1,001,000	11,832
ASML Holding NV * (b)	711,100	17,600
Cisco Systems, Inc. *	1,133,300	28,933
Citrix Systems, Inc. *	330,300	10,580
Comverse Technology, Inc. *	417,300	8,909
Corning, Inc. * (b)	1,223,300	27,818
EMC Corp. *	1,324,700	18,347
Global Payments, Inc.	262,100	8,927
Google, Inc., Cl A *	24,100	11,042
Harris Corp.	299,500	15,260
Intel Corp.	747,000	14,290
International Business Machines Corp.	123,800	11,669
Intersil Corp., Cl A	368,600	9,764
Microsoft Corp. (b)	1,153,900	32,158
Oracle Corp. *	830,800	15,062

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Capital Appreciation Fund — concluded

	Shares	Value($)

Information Technology—continued
QUALCOMM, Inc.	367,500	15,678
STMicroelectronics NV (b)	654,900	12,574
Symantec Corp. * (b)	460,600	7,968

		278,411

Materials (1.6%)
Praxair, Inc.	319,600	20,122

Telecommunication Services (1.9%)
AT&T, Inc.	574,300	22,645

Total Common Stocks (Cost $1,059,513)		1,221,817

Short-Term Investment (15.8%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	193,416,660	193,417

Total Short-Term Investment (Cost $193,417)		193,417

Total Investments (Cost $1,252,930) (a) — 115.7%		1,415,234
Liabilities in excess of other assets — (15.7)%		(191,526)

Net Assets — 100.0%		$1,223,708

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $1,254,146 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$188,866

Unrealized Depreciation	(27,778)

Unrealized Appreciation (Depreciation)	$161,088

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $187,298.

(c)	This security was purchased with cash collateral held from securities lending.

ADR	— American Depositary Receipt

Cl	— Class

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Emerging Growth Stock Fund

	Shares	Value($)

Common Stocks (98.7%)
Consumer Discretionary (17.5%)
Blue Nile, Inc. *	29,800	1,212
Life Time Fitness, Inc. *	53,400	2,745
Monster Worldwide, Inc. *	53,200	2,520
Morton’s Restaurant Group, Inc. *	62,900	1,119
Nordstrom, Inc.	65,200	3,451
Nutri/ System, Inc. *	62,300	3,265
Polo Ralph Lauren Corp.	35,900	3,165
Steiner Leisure Ltd. *	13,200	594
VistaPrint Ltd. *	37,800	1,448

		19,519

Consumer Staples (2.5%)
Bare Escentuals, Inc. *	78,800	2,827

Financials (19.0%)
BlackRock, Inc., Cl A	25,800	4,033
CB Richard Ellis Group, Inc., Cl A *	91,300	3,121
eHealth, Inc. *	71,400	1,681
Euronet Worldwide, Inc. *	115,400	3,100
Greenhill & Co., Inc.	22,300	1,369
Huron Consulting Group, Inc. *	67,100	4,082
Portfolio Recovery Associates, Inc. *	70,600	3,152
Stifel Financial Corp. *	16,100	713

		21,251

Health Care (16.6%)
Amylin Pharmaceuticals, Inc. *	37,700	1,408
HMS Holdings Corp. *	113,800	2,492
Hologic, Inc. *	41,200	2,375
IDEXX Laboratories, Inc. *	12,000	1,052
Kyphon, Inc. *	48,200	2,176
Medivation, Inc. *	30,300	571
Myriad Genetics, Inc. *	25,000	862
Psychiatric Solutions, Inc. *	99,600	4,014
Theravance, Inc. *	18,800	555
Varian Medical Systems, Inc. *	51,000	2,432
Vertex Pharmaceuticals, Inc. *	23,200	651

		18,588

Industrials (7.3%)
Alaska Air Group, Inc. *	63,400	2,416
First Solar, Inc. *	81,700	4,249
Fuel Tech, Inc. *	62,800	1,548

		8,213

Information Technology (25.2%)
aQuantive, Inc. *	115,400	3,221
Atheros Communications, Inc. *	46,300	1,108
Baidu.com, Inc. ADR *	22,400	2,163
Cognizant Technology Solutions Corp., Cl A *	38,000	3,354
Equinix, Inc. *	14,500	1,242
Exlservice Holdings, Inc. *	39,300	812
F5 Networks, Inc. *	57,800	3,853
Optium Corp. *	79,600	1,545
Riverbed Technology, Inc. *	112,700	3,115
SunPower Corp., Cl A *	78,700	3,580
ViaSat, Inc. *	91,800	3,027
WebSideStory, Inc. *	79,400	1,028

		28,048

Telecommunication Services (10.6%)
Cbeyond, Inc. *	19,000	557
Crown Castle International Corp. *	70,000	2,249
NII Holdings, Inc. *	69,900	5,185
SBA Communications Corp., Cl A *	38,300	1,132
Time Warner Telecom, Inc., Cl A *	133,200	2,767

		11,890

Total Common Stocks (Cost $93,039)		110,336

Money Market Fund (1.3%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (b)	1,488,152	1,488

Total Money Market Fund (Cost $1,488)		1,488

Total Investments (Cost $94,527) (a) — 100.0%		111,824
Liabilities in excess of other assets — 0.0%		(32)

Net Assets — 100.0%		$111,792

*	Non-income producing security.

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Emerging Growth Stock Fund — concluded

(a)	Cost for federal income tax purposes is $94,815 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$19,028

Unrealized Depreciation	(2,019)

Unrealized Appreciation (Depreciation)	$17,009

(b)	Affiliate investment.

ADR	— American Depositary Receipt

Cl	— Class

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Fund

	Shares or
	Principal
	Amount($)	Value($)

Foreign Common Stocks (96.3%)
Australia (5.1%)
Australia & New Zealand Banking	367,540	8,831
Group Ltd.
Babcock & Brown Ltd. (b)	353,898	7,864
BlueScope Steel Ltd. (b)	267,637	2,273
Challenger Financial Services Group Ltd.	880,474	3,397
David Jones Ltd. (b)	507,088	1,866
Insurance Australia Group Ltd.	390,501	1,851
Leighton Holdings Ltd. (b)	209,138	5,671
Macquarie Bank Ltd.	28,003	1,874
Qantas Airways Ltd. (b)	672,036	2,854
QBE Insurance Group Ltd. (b)	232,184	5,924
Rio Tinto Group Ltd. (b)	63,583	4,053
Smorgon Steel Group Ltd.	1,210,295	1,997
St. George Bank Ltd. (b)	100,119	2,837
Suncorp-Metway Ltd.	407,495	6,856
Zinifex Ltd.	193,920	2,475

		60,623

Belgium (1.2%)
Delhaize Group (b)	82,936	7,623
Fortis	146,430	6,687

		14,310

Denmark (0.5%)
Danske Bank A/ S (b)	125,086	5,820

Finland (1.1%)
Fortum Corp. (b)	72,574	2,116
Nokia Corp., Cl A	500,749	11,524

		13,640

France (10.4%)
Air France-KLM	143,584	6,549
BNP Paribas	132,124	13,799
Bouygues SA	62,425	4,824
Capgemini SA	96,391	7,337
Compagnie de Saint-Gobain	64,480	6,302
Compagnie Generale de Geophysique SA *	28,065	5,885
Credit Agricole SA	189,529	7,390
France Telecom SA (b)	263,240	6,951
Lafarge SA	62,337	9,799
Societe Generale	65,433	11,307
SUEZ SA (b)	122,667	6,469
Total SA	226,285	15,854
VINCI SA	73,482	11,387
Vivendi Universal SA	228,447	9,282

		123,135

Germany (8.6%)
Allianz AG (b)	57,906	11,912
BASF AG	100,476	11,287
Continental AG (b)	61,972	8,008
Deutsche Bank AG	72,692	9,783
Deutsche Lufthansa AG	217,748	5,916
Deutsche Telekom AG (b)	215,490	3,560
E.ON AG (b)	87,301	11,803
Henkel KGaA	45,182	6,683
MAN AG	96,889	11,259
Muenchener Rueckversicherungs-Gesellschaft AG	49,095	8,279
Stada Arzneimittel AG	83,586	5,066
ThyssenKrupp AG	177,814	8,797

		102,353

Hong Kong (2.0%)
China Coal Energy Co. *	1,227,257	1,312
China Mobile Ltd.	492,983	4,483
CLP Holdings Ltd.	356,569	2,604
Guangshen Railway Co. Ltd. (b)	1,758,234	1,116
Guoco Group Ltd.	354,610	4,989
Huaneng Power International, Inc.	1,356,293	1,180
Huadian Power International Corp. Ltd.	3,080,229	1,104
Orient Overseas International Ltd.	240,027	2,230
Wharf Holdings Ltd. (The)	1,202,736	4,464

		23,482

Ireland (2.5%)
Allied Irish Banks PLC	282,472	8,377
Anglo Irish Bank Corp. PLC	273,047	5,835
Bank of Ireland	360,065	7,767
CRH PLC	191,550	8,187

		30,166

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Italy (3.2%)
Enel SpA	930,245	9,953
Eni SpA (b)	327,047	10,641
Mediaset SpA (b)	715,431	7,783
UniCredito Italiano SpA	951,108	9,052

		37,429

Japan (21.0%)
Astellas Pharma, Inc. (b)	52,516	2,264
Canon, Inc.	144,866	7,783
Daicel Chemical Industries Ltd.	860,288	5,878
Daiichi Sankyo Co. Ltd. (b)	197,700	6,058
East Japan Railway Co.	1,253	9,763
Honda Motor Co. Ltd.	463,051	16,152
ITOCHU Corp.	934,880	9,268
KDDI Corp.	844	6,741
Komatsu Ltd.	268,939	5,661
Makino Milling Machine Co. Ltd.	308,773	3,952
Mitsubishi Estate Co. Ltd.	117,000	3,843
Mitsubishi UFJ Financial Group, Inc.	293	3,308
Mitsui & Co. Ltd.	455,772	8,510
Mitsui Fudosan Co. Ltd.	84,000	2,467
Mitsui O.S.K. Lines Ltd.	238,800	2,651
Mizuho Financial Group, Inc.	1,269	8,175
Nippon Telegraph & Telephone Corp.	1,525	8,064
Nippon Yusen Kabushiki Kaisha (b)	892,662	7,160
Nomura Holdings, Inc.	251,900	5,249
NSK Ltd.	720,799	6,876
Okinawa Electric Power Co., Inc. (The)	87,536	5,468
ORIX Corp.	53,991	14,067
Ricoh Co. Ltd.	269,000	6,062
SAN-A Co. Ltd.	35,800	1,228
Sekisui Chemical Co. Ltd. (b)	813,299	6,482
Sumitomo Corp.	760,743	13,687
Sumitomo Metal Industries Ltd.	2,188,791	11,314
Sumitomo Mitsui Financial Group, Inc.	926	8,410
Taiheiyo Cement Corp.	1,087,180	4,808
Takeda Pharmaceutical Co. Ltd.	120,679	7,918
Toyota Motor Corp.	395,794	25,362
Urban Corp.	168,000	2,447
Yamaha Motor Co. Ltd.	277,256	7,766
Yamatake Corp.	219,709	5,091

		249,933

Netherlands (3.0%)
Akzo Nobel NV (b)	68,602	5,209
ASML Holding NV *	86,892	2,146
Heineken NV	90,539	4,736
ING Groep NV (b)	279,552	11,818
Koninklijke DSM NV (b)	66,546	2,981
Koninklijke KPN NV (b)	571,513	8,901

		35,791

New Zealand (0.7%)
Fletcher Building Ltd. (b)	1,001,582	7,868

Norway (1.9%)
DNB NOR ASA	347,916	4,913
Orkla ASA (b)	155,495	10,967
Telenor ASA	354,990	6,310

		22,190

Portugal (0.3%)
Energias de Portugal SA	622,356	3,342

Singapore (1.4%)
DBS Group Holdings Ltd.	233,963	3,302
Oversea-Chinese Banking Corp. Ltd.	461,672	2,740
United Overseas Bank Ltd.	422,806	5,854
Wing Tai Holdings Ltd.	2,203,744	4,621

		16,517

Spain (3.0%)
Banco Bilbao Vizcaya Argentaria SA	486,251	11,938
Banco Santander Central Hispano SA	859,950	15,346
Endesa SA (b)	73,410	3,969
Telefonica SA	201,425	4,439

		35,692

Sweden (2.8%)
Alfa Laval AB	107,352	5,567
Autoliv, Inc.	39,275	2,245

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Sweden—continued
Sandvik AB (b)	382,569	6,796
Swedbank AB, A shares	92,515	3,240
Swedish Match AB	405,663	7,250
Telefonaktiebolaget LM Ericsson	2,359,213	8,686

		33,784

Switzerland (6.7%)
Credit Suisse Group	209,794	15,059
Nestle SA (b)	42,488	16,552
Novartis AG (b)	288,861	16,574
Roche Holding Ltd. (b)	76,109	13,470
Swiss Re	84,999	7,767
Zurich Financial Services	36,356	10,497

		79,919

United Kingdom (20.9%)
Allied Irish Banks PLC	8,296	245
Anglo American PLC	75,213	3,962
Anglo Irish Bank Corp. PLC	8,134	174
AstraZeneca PLC	261,470	14,066
Aviva PLC	663,583	9,773
Barclays PLC	1,175,474	16,676
BHP Billiton PLC	472,854	10,541
Bodycote International PLC	1,073,881	6,566
BP PLC	1,206,455	13,104
British Airways PLC *	404,443	3,868
BT Group PLC	1,852,077	11,069
Centrica PLC	1,323,657	10,066
CRH PLC	5,626	240
De La Rue PLC	431,102	6,065
GlaxoSmithKline PLC	636,371	17,492
HBOS PLC	607,138	12,508
International Power PLC	516,414	4,029
National Express Group PLC	294,728	7,318
Next PLC	145,674	6,446
Royal & Sun Alliance Insurance Group PLC	2,349,152	7,488
Royal Bank of Scotland Group PLC (The)	487,301	19,025
Royal Dutch Shell PLC, Cl A	551,652	18,355
Royal Dutch Shell PLC, Cl B	300,908	10,012
Scottish & Newcastle PLC	224,463	2,657
Tate & Lyle PLC	188,199	2,129
Tesco PLC	560,821	4,902
Unilever PLC	123,694	3,726
Vodafone Group PLC	5,245,633	13,985
William Morrison Supermarkets PLC	1,144,421	6,952
WPP Group PLC	358,169	5,426

		248,865

Total Foreign Common Stocks (Cost $876,257)		1,144,859

Foreign Preferred Stocks (1.2%)
Germany (1.2%)
Fresenius AG, 1.510%	93,192	7,407
ProSiebenSat.1 Media AG, 0.840%	190,544	6,752

Total Foreign Preferred Stocks (Cost $10,666)		14,159

Short-Term Investments (15.6%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 4.630%	5,802	5,802
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	179,638,443	179,638

Total Short-Term Investments (Cost $185,440)		185,440

Total Investments (Cost $1,072,363) (a) — 113.1%		1,344,458
Liabilities in excess of other assets — (13.1)%		(156,242)

Net Assets — 100.0%		$1,188,216

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $1,077,694 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$273,178

Unrealized Depreciation	(6,414)

Unrealized Appreciation (Depreciation)	$266,764

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Fund — concluded

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $171,348.

(c)	This security was purchased with cash collateral held from securities lending.

Cl	— Class

PLC	— Public Limited Company

The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of March 31, 2007, were as follows (unaudited):

Consumer Discretionary	8.8%
Consumer Staples	6.2
Energy	5.8
Financials	30.8
Health Care	7.6
Industrials	13.0
Information Technology	3.7
Materials	8.6
Short-Term Investments	15.6
Telecommunication Services	6.7
Transportation & Services	1.1
Utilities	5.2

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund

	Shares or
	Principal
	Amount($)	Value($)

Common Stock (0.0%)
United States (0.0%)
Ship Finance International Ltd. (b)	4,300	118

Total Common Stock (Cost $73)		118

Foreign Common Stocks (93.9%)
Australia (3.9%)
AGL Energy Ltd. (b)	33,400	436
Alinta Ltd.	19,288	227
Alumina Ltd.	78,578	465
Amcor Ltd.	48,118	294
AMP Ltd.	99,498	836
Aristocrat Leisure Ltd. (b)	22,596	300
Australia & New Zealand Banking Group Ltd.	90,307	2,169
AXA Asia Pacific Holdings Ltd.	55,893	326
BHP Billiton Ltd.	180,391	4,360
BlueScope Steel Ltd. (b)	45,870	390
Boral Ltd.	40,875	272
Brambles Ltd. * (b)	58,632	645
Brambles Ltd. *	33,000	360
Centro Properties Group	54,208	382
Coca-Cola Amatil Ltd.	52,906	377
Coles Myer Ltd.	67,703	890
Commonwealth Bank of Australia	64,652	2,627
Computershare Ltd.	33,134	291
CSL Ltd.	10,412	694
CSR Ltd.	88,300	244
Fairfax MediaLtd. (b)	83,941	338
Foster’s Group Ltd.	114,547	635
GPT Group	133,553	534
Insurance Australia Group Ltd.	101,898	483
Lend Lease Corp. Ltd.	27,713	448
Lion Nathan Ltd.	39,384	282
Macquarie Bank Ltd.	14,332	959
Macquarie Goodman Group	93,485	529
Macquarie Infrastructure Group	157,769	490
Mirvac Group Ltd.	90,741	385
National Australia Bank Ltd.	80,471	2,629
Newcrest Mining Ltd.	18,422	355
Orica Ltd.	18,249	374
Origin Energy Ltd.	63,473	463
Perpetual Ltd.	5,205	327
QBE Insurance Group Ltd. (b)	43,159	1,101
Rinker Group Ltd.	48,267	705
Rio Tinto Group Ltd. (b)	14,150	902
Santos Ltd.	47,132	387
Sonic Healthcare Ltd. (b)	23,530	281
Stockland Trust Group	99,741	658
Suncorp-Metway Ltd.	39,016	656
Sydney Roads Group (b)	52,589	57
TABCORP Holdings Ltd.	30,565	408
Telstra Corp. Ltd. (b)	113,153	427
Toll Holdings Ltd.	38,546	639
Transurban Group (b)	61,523	386
Wesfarmers Ltd.	24,821	758
Westfield Group (b)	71,524	1,190
Westpac Banking Corp.	91,775	1,956
Woodside Petroleum Ltd.	30,018	959
Woolworths Ltd.	61,612	1,355
WorleyParsons Ltd. (b)	15,824	356
Zinifex Ltd.	33,046	422

		39,419

Austria (1.6%)
BETandWIN.com Interactive Entertainment AG * (b)	4,357	205
BOHLER-UDDEHOLM AG (b)	13,240	1,273
Erste Bank der oesterreichischen Sparkassen AG (b)	39,245	3,056
Flughafen Wien AG (b)	3,519	345
Immofinanz Immobilien Anlagen AG *	74,312	1,191
Meinl European Land Ltd. *	41,086	1,143
Oesterreichische Elektrizitaeswirtschafts AG (b)	18,065	810
OMV AG	36,036	2,269
Raiffeisen International Bank-Holding AG (b)	7,383	1,039
RHI AG * (b)	6,822	337
Telekom Austria AG	78,670	1,966

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Austria—continued
Voest-Alpine AG	20,624	1,496
Wiener Staedtische Allgemeine Versicherung AG (b)	6,465	459
Wienerberger AG (b)	14,658	915

		16,504

Belgium (1.9%)
Agfa-Gevaert NV (b)	14,463	326
Barco NV	2,315	214
Belgacom SA (b)	19,620	871
Delhaize Group (b)	9,428	867
Dexia Group	66,511	1,985
Fortis	134,462	6,140
Groep Colruyt	2,158	494
Groupe Bruxelles Lambert SA	8,875	1,038
InBev	21,597	1,559
KBC Bank & Insurance Holding Co. NV	21,449	2,668
Mobistar SA	4,281	362
NV Bekaert SA	1,916	260
NV Umicore SA	3,567	634
Omega Pharma NV	3,029	233
Solvay SA (b)	7,286	1,120
UCB SA (b)	10,877	633

		19,404

Denmark (1.4%)
A.P. Moller-Maersk A/ S	150	1,565
Bang & Olufsen A/ S, Cl B (b)	1,910	237
Carlsberg A/ S, Cl B (b)	4,500	490
Coloplast A/ S, Cl B (b)	4,394	373
Danisco A/ S (b)	6,809	537
Danske Bank A/ S (b)	49,268	2,293
DSV A/ S (b)	3,150	552
FLS Industries A/ S	6,450	437
GN Store Nord A/ S * (b)	30,900	438
H. Lundbeck A/ S	9,200	215
Jyske Bank A/ S *	9,275	747
Novo Nordisk A/ S, Cl B (b)	31,737	2,896
Novozymes A/ S, Cl B (b)	6,870	615
Sydbank A/ S (b)	10,950	589
Topdanmark A/ S *	2,500	484
Trygvesta A/ S (b)	3,700	306
Vestas Wind Systems A/S *	25,038	1,403
William Demant Holding *	4,307	382

		14,559

Finland (0.9%)
Cargotec Corp., Cl B	5,572	336
Fortum Corp. (b)	22,749	663
Kone Oyj, Cl B	6,824	390
Metso Corp.	8,000	423
Neste Oil Oyj (b)	11,003	379
Nokia Corp., Cl A (b)	192,181	4,423
Sampo PLC, Cl A	25,675	779
Stora Enso Oyj (b)	33,496	582
Tietoenator Oyj (b)	5,289	154
UPM-Kymmene Corp. (b)	29,132	742

		8,871

France (10.3%)
Accor	17,025	1,627
Air France-KLM	9,858	450
Alcatel	111,303	1,310
Alstom *	8,791	1,141
Atos Origin SA *	6,051	405
AXA	131,360	5,568
BNP Paribas	65,479	6,838
Bouygues SA (b)	17,023	1,315
Business Objects SA * (b)	9,093	331
Capgemini SA	10,296	784
Carrefour SA	47,702	3,488
Casino Guichard-Perrachon SA (b)	4,093	413
CNP Assurances SA	2,791	325
Compagnie de Saint-Gobain	25,040	2,447
Compagnie Generale des Etablissements Michelin, Cl B	12,716	1,404
Credit Agricole SA (b)	46,945	1,830
Dassault Systemes SA (b)	4,961	267
Essilor International SA	8,425	968
Euronext Paris SA	8,836	1,056
European Aeronautic Defence & Space Co. Eads NV (b)	27,977	868
France Telecom SA (b)	135,709	3,584
Gaz de France (b)	15,234	707
Gecina SA (b)	2,273	423

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

France—continued
Groupe Danone	18,918	3,090
Hermes International	6,030	834
Imerys	3,354	311
Klepierre (b)	2,987	578
L’Air Liquide Prime Fidelite	1,069	261
L’Air Liquide SA	8,130	1,982
L’Oreal SA	22,653	2,473
Lafarge SA	12,042	1,893
Lagardere SCA	10,353	797
LVMH Moet Hennessy Louis Vuitton SA	19,301	2,141
M6 Metropole Television (b)	6,690	245
Neopost SA	3,160	452
PagesJaunes SA	12,867	281
Pernod Ricard	7,416	1,504
Pinault-Printemps-Redoute SA	4,848	775
PSA Peugeot Citroen SA	13,658	963
Publicis Groupe SA	11,170	540
Renault SA	15,192	1,777
Safran SA (b)	14,584	356
Sanofi-Aventis	79,722	6,931
Schneider Electric SA	18,566	2,357
Societe BIC	4,498	315
Societe Generale	27,339	4,723
Societe Television Francaise 1 (b)	10,468	350
Sodexho Alliance SA (b)	8,825	646
SUEZ SA (b)	81,943	4,321
Technip SA (b)	10,636	780
Thales (b)	9,004	523
Thomson	26,244	505
Total SA	174,779	12,244
Unibail Holding (b)	4,427	1,342
Valeo SA	6,474	380
Vallourec SA	2,995	766
Veolia Environnement SA	24,290	1,806
VINCI SA	17,466	2,707
Vivendi Universal SA	92,698	3,767
Zodiac SA (b)	3,745	270

		103,535

Germany (14.2%)
Adidas-Salomon AG	30,783	1,680
Allianz AG	61,614	12,673
ALTANA AG (b)	11,268	732
BASF AG	72,575	8,153
Bayer AG	105,797	6,753
Beiersdorf AG	8,698	594
Bilfinger Berger AG	6,958	635
Celesio AG	13,686	859
Commerzbank AG	91,897	4,069
Continental AG	19,423	2,510
DaimlerChrysler AG (b)	132,844	10,953
Deutsche Bank AG	75,490	10,160
Deutsche Boerse AG	15,491	3,558
Deutsche Lufthansa AG	33,938	922
Deutsche Post AG	113,083	3,420
Deutsche Post AG *	3,502	106
Deutsche Postbank AG	8,404	730
Deutsche Telekom AG (b)	414,543	6,849
Douglas Holding AG	6,789	398
E.ON AG	90,074	12,178
Heidelberger Druckmaschinen AG	10,661	488
Henkel KGaA	8,837	1,307
Hochtief AG	7,238	735
Hypo Real Estate Holding AG	20,765	1,325
Infineon Technologies AG *	114,529	1,784
IVG Immobilien AG (b)	15,998	764
Karstadt Quelle AG * (b)	12,195	449
Linde AG (b)	15,924	1,715
MAN AG	18,906	2,197
Merck KGaA	8,130	1,048
METRO AG	20,673	1,465
MLP AG (b)	10,855	272
Muenchener Rueckversicherungs-Gesellschaft AG (b)	28,554	4,815
PUMA Rudolf Dassler Sport AG (b)	1,959	716
Rheinmetall AG	6,832	631
RWE AG (b)	64,901	6,866
Salzgitter AG	6,955	1,014
SAP AG	129,756	5,790
Siemens AG	123,527	13,200
Solarworld AG (b)	6,661	516
Suedzucker AG	10,745	206
ThyssenKrupp AG	54,650	2,704
TUI AG (b)	32,991	815

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Germany—continued
Volkswagen AG (b)	25,280	3,802
Wincor Nixdorf AG (b)	6,068	566

		143,122

Greece (1.2%)
Alpha Bank SA	51,306	1,624
Coca-Cola HBC	13,800	581
Cosmote Mobile Telecommunications SA	15,790	473
EFG Eurobank Ergasias SA	29,756	1,216
Hellenic Petroleum SA	19,180	274
Hellenic Technodomiki Tev SA	26,180	385
Hellenic Telecommunications Organization SA *	43,670	1,195
National Bank of Greece SA	48,619	2,578
OPAP SA	30,980	1,188
Piraeus Bank SA	30,000	1,042
Public Power Corp. SA	15,540	380
Titan Cement Co. SA	7,840	423
Viohalco SA	18,180	280

		11,639

Hong Kong (0.9%)
Bank of East Asia Ltd.	111,585	649
BOC Hong Kong Holdings Ltd.	194,000	470
Cheung Kong Holdings Ltd.	68,000	861
CLP Holdings Ltd.	40,100	293
Esprit Holdings Ltd.	44,500	522
Foxconn International Holdings Ltd. * (b)	97,000	296
Hang Seng Bank Ltd.	16,100	229
Henderson Land Development Co. Ltd.	54,000	316
Hong Kong & China Gas Co. Ltd. (The)	157,237	351
Hong Kong Exchanges & Clearing Ltd.	58,000	565
Hongkong Electric Holdings Ltd.	46,000	236
Hutchison Whampoa Ltd.	95,080	916
Li & Fung Ltd.	147,400	463
Link REIT (The)	104,000	250
New World Development Co. Ltd.	169,000	383
PCCW Ltd.	215,326	129
Sun Hung Kai Properties Ltd.	65,600	759
Sunlight Real Estate Investment Trust *	4,153	1
Swire Pacific Ltd.	51,500	578
Wharf Holdings Ltd. (The)	84,000	312

		8,579

Ireland (1.2%)
Allied Irish Banks PLC	73,962	2,192
Bank of Ireland	42,663	1,353
Bank of Ireland	77,895	1,680
C&C Group PLC	30,100	457
C&C Group PLC	4,500	69
CRH PLC	46,895	2,003
DCC PLC	11,376	401
DEPFA Bank PLC	55,676	997
Elan Corp. PLC *	17,605	226
Grafton Group PLC *	28,278	425
Independent News & Media PLC	156	1
Independent News & Media PLC	82,827	376
Irish Life & Permanent PLC	26,986	741
Kerry Group PLC	3,912	109
Kerry Group PLC, Cl A	16,342	672
Kingspan Group PLC	14,621	388
Ryanair Holdings PLC *	52,102	406

		12,496

Italy (8.4%)
Alleanza Assicurazioni SpA (b)	55,830	713
Arnoldo Mondadori Editore SpA (b)	27,901	291
Assicurazioni Generali SpA	155,937	6,632
Autogrill SpA (b)	20,663	396
Autostrade SpA	51,616	1,655
Banca Intesa SpA	1,238,743	9,406
Banca Intesa SpA	157,025	1,175
Banca Monte dei Paschi di Siena SpA (b)	190,669	1,194

See Notes to Financial Statements.

58

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Italy—continued
Banca Popolare di Milano Scarl SpA	80,260	1,242
Banche Popolari Unite SpA	63,831	1,888
Banco Popolare di Verona e Novara Scrl SpA (b)	67,992	2,111
Benetton Group SpA	14,363	233
Bulgari SpA	29,964	433
Capitalia SpA	294,467	2,661
Enel SpA (b)	707,412	7,569
Eni SpA (b)	438,287	14,261
Fiat SpA * (b)	97,577	2,459
Finmeccanica SpA (b)	48,561	1,460
Fondiaria-Sai SpA (b)	13,510	620
Gruppo Editoriale L’Espresso SpA (b)	44,146	235
Italcementi SpA (b)	12,881	386
Lottomatica SpA	12,963	516
Luxottica Group SpA	24,211	772
Mediaset SpA (b)	130,920	1,424
MEDIOBANCA-Banca di Credito Finanziario SpA	81,708	1,819
Mediolanum SpA (b)	53,219	431
Pirelli & C. SpA (b)	567,648	627
Seat Pagine Gialle SpA (b)	851,278	525
Snam Rete Gas SpA (b)	165,838	1,053
Telecom Italia RNC SpA (b)	966,503	2,390
Telecom Italia SpA (b)	1,764,293	5,031
Terna SpA	205,105	762
Tiscali SpA * (b)	63,228	239
UniCredito Italiano SpA	1,312,167	12,488

		85,097

Japan (20.4%)
77 Bank Ltd.	33,000	215
Acom Co. Ltd.	5,950	253
Advantest Corp.	12,600	559
AEON Co. Ltd.	42,300	844
AEON Credit Service Co. Ltd.	9,000	152
Aiful Corp.	5,800	180
Aisin Seiki Co. Ltd.	15,700	550
Ajinomoto Co., Inc.	47,000	541
All Nippon Airways Co. Ltd.	55,000	216
Alps Electric Co. Ltd.	17,800	208
Amada Co. Ltd.	31,000	354
Ariake Japan Co. Ltd.	40	1
Asahi Breweries Ltd.	30,400	488
Asahi Glass Co. Ltd.	67,000	943
Asahi Kasei Corp.	95,000	692
Astellas Pharma, Inc. (b)	37,361	1,611
Bank of Fukuoka Ltd. (The) (d)	49,000	396
Bank of Yokohama Ltd. (The)	90,000	671
Benesse Corp. (b)	6,100	227
Bridgestone Corp.	44,500	889
Canon, Inc.	73,000	3,922
Casio Computer Co. Ltd.	20,300	445
Central Japan Railway Co.	111	1,262
Chiba Bank Ltd. (The)	61,000	538
Chubu Electric Power Co., Inc.	44,200	1,519
Chugai Pharmaceutical Co. Ltd.	21,200	536
Citizen Watch Co. Ltd. (b)	36,100	339
Credit Saison Co. Ltd.	14,200	468
CSK Corp.	5,900	247
Dai Nippon Printing Co. Ltd. (b)	45,000	708
Daiichi Sankyo Co. Ltd. (b)	52,325	1,603
Daikin Industries Ltd.	17,900	623
Daimaru, Inc. (The) (b)	20,000	259
Dainippon Ink & Chemicals, Inc.	67,000	266
Daito Trust Construction Co. Ltd.	6,900	325
Daiwa House Industry Co. Ltd.	42,000	689
Daiwa Securities Group, Inc.	95,000	1,147
Denki Kagaku Kogyo KK	49,000	230
DENSO Corp.	35,900	1,335
Dentsu, Inc.	146	409
DOWA Mining Co. Ltd. (b)	25,000	254
East Japan Railway Co.	237	1,847
Eisai Co. Ltd. (b)	17,600	844
Electric Power Development Co. Ltd. (b)	11,320	570

See Notes to Financial Statements.

59

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Japan—continued
FANUC Ltd.	13,200	1,229
Fast Retailing Co. Ltd.	4,000	311
Fuji Electric Co. Ltd.	49,000	227
Fuji Photo Film Co. Ltd.	34,100	1,395
Fujikura Ltd.	30,000	212
Fujitsu Ltd.	135,000	899
Furukawa Electric Co. Ltd. (The)	52,000	318
Gunma Bank Ltd. (The)	42,000	298
Hirose Electric Co. Ltd. (b)	2,700	325
Hitachi Chemical Co. Ltd.	9,500	223
Hitachi Ltd. (b)	235,000	1,823
Hokkaido Electric Power Co., Inc.	11,600	308
Hokuhoku Financial Group, Inc.	96,000	331
Honda Motor Co. Ltd.	106,400	3,712
Hoya Corp. (b)	30,000	996
Ibiden Co. Ltd.	10,200	529
INPEX Holdings, Inc.	69	597
Isetan Co. Ltd.	16,200	283
Ishikawajima-Harima Heavy Industries Co. Ltd. (b)	94,000	391
ITOCHU Corp.	120,000	1,190
Japan Real Estate Investment Corp.	35	463
Japan Retail Fund Investment Corp.	36	354
Japan Tobacco, Inc.	315	1,548
JFE Holdings, Inc.	40,975	2,424
JGC Corp.	18,000	295
Joyo Bank Ltd. (The)	60,300	377
JS Group Corp. (b)	21,312	462
JSR Corp.	13,900	321
Kajima Corp.	76,000	388
Kamigumi Co. Ltd.	28,000	241
Kaneka Corp. (b)	25,000	238
Kansai Electric Power Co., Inc. (The) (b)	44,300	1,275
Kansai Paint Co. Ltd.	24,000	205
Kao Corp. (b)	34,000	996
Kawasaki Heavy Industries Ltd. (b)	102,000	432
Kawasaki Kisen Kaisha Ltd. (b)	48,000	455
KDDI Corp.	176	1,406
Keihin Electric Express Railway Co. Ltd. (b)	42,000	322
Keio Electric Railway Co. Ltd.	52,000	361
Keyence Corp.	2,860	645
Kintetsu Corp. (b)	132,250	416
Kirin Brewery Co. Ltd.	55,000	795
Kobe Steel Ltd.	229,000	923
Kokuyo Co. Ltd. (b)	13,700	181
Komatsu Ltd.	66,800	1,406
Konami Corp.	8,900	238
Konica Minolta Holdings, Inc.	39,000	512
Kubota Corp.	87,000	763
Kuraray Co. Ltd.	29,000	313
Kurita Water Industries Ltd. (b)	12,400	300
Kyocera Corp.	11,800	1,113
Kyowa Hakko Kogyo Co. Ltd.	29,000	268
Kyushu Electric Power Co., Inc. (b)	23,200	660
Lawson, Inc.	5,500	211
Leopalace21 Corp.	10,000	331
Mabuchi Motor Co. Ltd. (b)	3,500	217
Makita Corp.	9,900	367
Marubeni Corp.	127,000	772
Marui Co. Ltd.	25,300	310
Matsushita Electric Industrial Co. Ltd.	133,880	2,699
Matsushita Electric Works Ltd.	31,000	355
Millea Holdings, Inc.	50,400	1,865
Minebea Co. Ltd.	39,000	242
Mitsubishi Chemical Holdings Corp.	86,000	732
Mitsubishi Corp.	97,400	2,261
Mitsubishi Electric Corp.	140,000	1,443
Mitsubishi Estate Co. Ltd.	84,000	2,759
Mitsubishi Gas Chemical Co., Inc.	30,000	288
Mitsubishi Heavy Industries Ltd.	240,000	1,552
Mitsubishi Logistics Corp.	14,000	238
Mitsubishi Materials Corp.	75,000	356
Mitsubishi Rayon Co. Ltd.	42,000	280

See Notes to Financial Statements.

60

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Japan—continued
Mitsubishi UFJ Financial Group, Inc.	592	6,685
Mitsui & Co. Ltd. (b)	115,000	2,147
Mitsui Chemicals, Inc.	53,000	463
Mitsui Engineering & Shipbuilding Co. Ltd. (b)	73,000	309
Mitsui Fudosan Co. Ltd.	62,000	1,821
Mitsui Mining & Smelting Co. Ltd.	49,000	269
Mitsui O.S.K. Lines Ltd.	85,000	944
Mitsui Sumitomo Insurance Co. Ltd.	85,340	1,071
Mitsui Trust Holdings, Inc.	48,000	473
Mitsukoshi Ltd. (b)	39,000	179
Mizuho Financial Group, Inc.	668	4,303
Murata Manufacturing Co. Ltd.	15,000	1,095
Namco Bandai Holdings, Inc. (b)	20,050	313
NEC Corp.	154,000	826
NGK Insulators Ltd.	25,000	516
NGK Spark Plug Co. Ltd. (b)	15,000	281
Nidec Corp.	8,600	555
Nikko Cordial Corp. (b)	64,000	914
Nikon Corp.	25,000	527
Nintendo Co. Ltd. (b)	7,100	2,064
Nippon Building Fund, Inc. (b)	37	612
Nippon Electric Glass Co. Ltd.	28,500	500
Nippon Express Co. Ltd.	70,000	439
Nippon Meat Packers, Inc.	16,000	196
Nippon Mining Holdings, Inc. (b)	71,000	613
Nippon Oil Corp.	99,000	803
Nippon Sheet Glass Co. Ltd.	38,000	199
Nippon Steel Corp.	447,000	3,141
Nippon Telegraph & Telephone Corp.	356	1,882
Nippon Unipac Holding	75	267
Nippon Yusen Kabushiki Kaisha (b)	94,000	754
Nissan Chemical Industries Ltd.	16,000	207
Nissan Motor Co. Ltd. (b)	155,800	1,670
Nisshin Seifun Group, Inc. (b)	18,300	186
Nisshin Steel Co. Ltd.	82,000	354
Nissin Food Products Co. Ltd.	7,300	268
Nitto Denko Corp.	12,500	587
NOK Corp.	9,200	157
Nomura Holdings, Inc.	121,500	2,532
Nomura Research Institute Ltd.	11,000	324
NSK Ltd.	37,000	353
NTN Corp.	37,000	320
NTT DATA Corp.	97	493
NTT DoCoMo, Inc. (b)	1,277	2,363
Obayashi Corp.	52,000	335
Odakyu Electric Railway Co. Ltd. (b)	61,000	446
Oji Paper Co. Ltd. (b)	59,000	313
Olympus Corp.	18,000	616
OMRON Corp.	18,600	500
Onward Kashiyama Co. Ltd.	14,000	195
Oriental Land Co. Ltd.	4,800	286
ORIX Corp.	6,530	1,702
Osaka Gas Co. Ltd. (b)	144,000	559
Pioneer Corp. (b)	16,300	213
Promise Co. Ltd.	6,950	262
Rakuten, Inc.	553	263
Resona Holdings, Inc. (b)	332	893
Ricoh Co. Ltd.	49,000	1,104
ROHM Co. Ltd.	8,200	744
Sankyo Co. Ltd.	4,600	202
SANYO Electric Co. Ltd. * (b)	132,000	225
SBI Holdings, Inc.	821	311
Secom Co. Ltd.	15,800	734
Sega Sammy Holdings, Inc. (b)	15,104	353
Seiko Epson Corp. (b)	12,500	368
Sekisui Chemical Co. Ltd.	38,000	303
Sekisui House Ltd.	40,000	623
Seven & I Holdings Co. Ltd.	56,440	1,720
Sharp Corp.	72,000	1,387

See Notes to Financial Statements.

61

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Japan—continued
Shimamura Co. Ltd.	2,000	220
Shimano, Inc.	8,300	256
Shimizu Corp.	51,000	313
Shin-Etsu Chemical Co. Ltd.	27,200	1,660
Shinsei Bank Ltd.	111,000	532
Shionogi & Co. Ltd.	24,000	432
Shiseido Co. Ltd.	27,000	549
Shizuoka Bank Ltd. (The)	48,000	511
Showa Denko KK	85,000	320
Showa Shell Sekiyu KK	19,100	234
SMC Corp.	4,400	590
Softbank Corp. (b)	53,100	1,366
Sompo Japan Insurance, Inc.	62,000	773
Sony Corp.	70,000	3,559
Stanley Electric Co. Ltd.	14,400	293
Sumitomo Chemical Co. Ltd.	110,000	831
Sumitomo Corp.	82,600	1,486
Sumitomo Electric Industries Ltd. (b)	56,300	856
Sumitomo Heavy Industries Ltd.	44,000	438
Sumitomo Metal Industries Ltd.	308,000	1,592
Sumitomo Metal Mining Co. Ltd. (b)	39,000	753
Sumitomo Mitsui Financial Group, Inc.	428	3,887
Sumitomo Realty & Development Co. Ltd.	29,000	1,100
Sumitomo Trust & Banking Co. Ltd. (The)	94,000	981
Suruga Bank Ltd.	21,000	274
Suzuken Co. Ltd.	6,400	227
T&D Holdings, Inc.	16,900	1,166
Taiheiyo Cement Corp.	70,000	310
Taisei Corp.	78,000	289
Taisho Pharmaceutical Co. Ltd.	12,000	220
Taiyo Yuden Co. Ltd.	16,000	333
Takashimaya Co. Ltd.	23,000	283
Takeda Pharmaceutical Co. Ltd.	59,300	3,891
Takefuji Corp. (b)	9,410	378
TDK Corp.	9,700	841
Teijin Ltd. (b)	65,000	367
Terumo Corp.	13,100	510
THK Co. Ltd. (b)	9,700	228
Tobu Railway Co. Ltd. (b)	78,000	375
Toho Co. Ltd. (b)	14,400	281
Tohoku Electric Power Co., Inc.	28,300	718
Tokyo Electric Power Co., Inc. (The) (b)	78,500	2,685
Tokyo Electron Ltd.	12,200	853
Tokyo Gas Co. Ltd.	149,000	831
Tokyu Corp.	91,000	709
TonenGeneral Sekiyu KK	29,000	324
Toppan Printing Co. Ltd.	44,000	459
Toray Industries, Inc.	103,000	745
Toshiba Corp. (b)	210,000	1,403
Tosoh Corp.	46,000	237
TOTO Ltd. (b)	23,700	238
Toyo Seikan Kaisha Ltd.	13,600	274
Toyobo Co. Ltd.	74,000	220
Toyota Industries Corp.	14,000	663
Toyota Motor Corp.	195,300	12,516
Trend Micro, Inc.	7,500	205
Ube Industries Ltd.	88,000	279
Uni-Charm Corp.	4,200	266
UNY Co. Ltd.	16,000	220
Ushio, Inc.	12,600	243
USS Co. Ltd.	2,960	193
Wacoal Corp.	16,000	203
West Japan Railway Co. (b)	144	665
Yahoo Japan Corp. (b)	1,079	372
Yakult Honsha Co. Ltd.	10,700	273
Yamada Denki Co. Ltd.	6,660	621
Yamaha Corp.	15,300	342
Yamaha Motor Co. Ltd.	14,300	401
Yamato Transport Co. Ltd.	32,000	516
Yokogawa Electric Corp.	20,400	313

		205,470

Netherlands (3.6%)
ABN AMRO Holding NV	125,022	5,379
AEGON NV	98,557	1,964
Akzo Nobel NV	19,001	1,443
ASML Holding NV *	34,793	859
Fugro NV	6,000	305
Hagemeyer NV * (b)	43,224	206

See Notes to Financial Statements.

62

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Netherlands—continued
Heineken NV	16,555	866
ING Groep NV	129,168	5,460
Koninklijke DSM NV (b)	11,152	500
Koninklijke KPN NV (b)	137,913	2,148
Mittal Steel Co. NV	21,100	1,121
Mittal Steel Co. NV	37,386	1,985
QIAGEN NV * (b)	22,416	381
Randstad Holding NV	3,853	299
Reed Elsevier NV	47,767	845
Rodamco Europe NV	4,646	646
Royal Ahold NV *	111,518	1,303
Royal Numico NV (b)	12,293	634
Royal Philips Electronics NV (b)	86,058	3,286
SBM Offshore NV	12,700	458
TPG NV	30,641	1,405
Unilever NV	114,282	3,327
Vedior NV	13,551	301
Wolters Kluwer NV	22,491	675

		35,796

New Zealand (0.5%)
Auckland International Airport Ltd. (b)	334,300	575
Contact Energy Ltd.	77,603	510
Fisher & Paykel Appliances Holdings Ltd.	95,674	251
Fisher & Paykel Healthcare Corp. Ltd.	162,014	420
Fletcher Building Ltd. (b)	122,611	963
Kiwi Income Property Trust (b)	331,361	390
Sky City Entertainment Group Ltd.	143,943	480
Telecom Corp. of New Zealand Ltd. (b)	453,977	1,534

		5,123

Norway (1.5%)
Acergy SA *	25,100	536
Det Norske Oljeselskap ASA * (b)	95,200	171
DNB NOR ASA (b)	91,040	1,286
Frontline Ltd. (b)	8,400	299
Norsk Hydro ASA	95,600	3,171
Norske Skogindustrier ASA	24,150	413
Orkla ASA	26,600	1,876
Petroleum Geo-Services ASA *	21,402	559
Schibsted ASA (b)	10,600	468
SeaDrill Ltd. *	34,600	569
Ship Finance International Ltd.	900	25
Statoil ASA (b)	82,500	2,247
Storebrand ASA	36,600	587
Tandberg ASA (b)	20,694	433
Telenor ASA	98,600	1,753
Tomra Systems ASA (b)	27,950	201
Yara International ASA	30,840	851

		15,445

Portugal (1.1%)
Banco BPI SA	93,608	813
Banco Comercial Portugues SA	467,648	1,693
Banco Espirito Santo SA	48,555	927
Brisa-Auto-estradas de Portugal SA	76,323	1,001
CIMPOR-Cimentos de Portugal, SGPS, SA	42,280	355
Energias de Portugal SA	383,064	2,057
Jeronimo Martins, SGPS, SA	13,411	349
Keppel Corp. Ltd.	39,000	489
Portugal Telecom, SGPS, SA	163,066	2,184
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	22,010	326
Sonae, SGPS, SA	255,182	576

		10,770

Singapore (0.6%)
Capitaland Ltd.	89,000	470
City Developments Ltd.	41,000	395
DBS Group Holdings Ltd.	61,467	867
Oversea-Chinese Banking Corp. Ltd.	154,700	918
Singapore Airlines Ltd.	39,000	427
Singapore Press Holdings Ltd.	120,750	350
Singapore Telecommunications Ltd.	283,660	614

See Notes to Financial Statements.

63

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Singapore—continued
United Overseas Bank Ltd.	70,000	969
UOL Group Ltd.	125,300	421
Venture Corp. Ltd.	30,000	289

		5,720

Spain (6.2%)
Abertis Infraestructuras SA (b)	30,976	995
Acciona SA	4,008	868
Acerinox SA (b)	25,226	642
Actividades de Construccion y Servicios SA (ACS) (b)	29,880	1,814
Altadis SA (b)	32,006	2,055
Antena 3 de Television SA (b)	12,549	281
Banco Bilbao Vizcaya Argentaria SA (b)	358,159	8,793
Banco Popular Espanol SA (b)	101,754	2,098
Banco Santander Central Hispano SA	630,734	11,254
Cintra Concesiones de Infraestructuras de Transporte SA (b)	27,641	518
Corporacion Mapfre	76,065	390
Ebro Puleva SA	16,201	382
Endesa SA (b)	102,438	5,539
Fomento de Construcciones y Contratas SA	6,418	660
Gamesa Corporacion Tecnologica SA (b)	22,098	800
Gas Natural SDG SA (b)	21,823	1,025
Grupo Ferrovial SA (b)	8,393	849
Iberdrola SA (b)	91,849	4,342
Iberia Lineas Aereas de Espana SA	94,195	502
Indra Sistemas SA	19,673	496
Industria de Diseno Textil SA	25,038	1,556
Promotora de Informaciones SA	14,588	325
Repsol YPF SA (b)	104,150	3,511
Sacyr Vallehermoso Group SA (b)	13,501	756
Sociedad General de Aguas de Barcelona SA, Cl A	10,872	387
Telefonica SA	481,131	10,604
Union Fenosa SA	17,780	959
Zeltia SA * (b)	34,645	315

		62,716

Sweden (1.9%)
ASSA ABLOY AB	22,600	520
Atlas Copco AB, Cl A (b)	21,700	721
Atlas Copco AB, Cl B (b)	15,541	495
Boliden AB	18,400	406
Electrolux AB, Ser B * (b)	17,900	454
Getinge AB, Cl B	14,200	323
H&M Hennes & Mauritz AB	25,500	1,469
Husqvarna AB, Cl B *	17,900	296
Nordea Bank AB (b)	121,200	1,936
Sandvik AB	61,900	1,100
Scania AB, Cl B (b)	7,527	591
Securitas AB, Cl B	21,000	320
Securitas Direct AB, Cl B * (b)	21,000	58
Securitas Systems AB, Cl B *	21,000	73
Skandinaviska Enskilda Banken AB (b)	29,200	935
Skanska AB, Cl B (b)	25,100	559
SKF AB, Cl B (b)	27,400	570
SSAB Svenskt Stal AB, Ser A (b)	11,400	352
Svenska Cellulosa AB ACA (b)	8,500	455
Svenska Handelsbanken AB, Cl A	30,200	898
Swedish Match AB	18,600	332
Tele2 AB, Cl B (b)	24,500	402
Telefonaktiebolaget LM Ericsson	856,800	3,154
TeliaSonera AB	113,000	975
Volvo AB, Cl A	6,557	565
Volvo AB, Cl B (b)	13,650	1,150

		19,109

Switzerland (1.9%)
ABB Ltd.	42,045	720
Adecco SA	3,943	250

See Notes to Financial Statements.

64

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Switzerland—continued
Compagnie Financiere Richemont SA	12,783	715
Credit Suisse Group	24,733	1,775
Holcim Ltd.	4,662	467
Nestle SA (b)	7,579	2,954
Nobel Biocare Holding AG	865	315
Novartis AG	43,390	2,490
Roche Holding Ltd. (b)	13,781	2,439
STMicroelectronics NV	58,342	1,123
Swiss Re	7,298	667
Swisscom AG	681	246
Syngenta AG	2,815	539
UBS AG *	41,264	2,452
Xstrata PLC	16,344	840
Zurich Financial Services	3,083	890

		18,882

United Kingdom (10.3%)
3I Group PLC	21,131	472
AMVESCAP PLC	34,094	376
Anglo American PLC	47,216	2,487
AstraZeneca PLC	53,095	2,856
Aviva PLC	88,686	1,306
BAE Systems PLC	118,408	1,072
Barclays PLC	220,082	3,122
Barratt Developments PLC	11,879	258
BG Group PLC	129,040	1,861
BHP Billiton PLC	84,866	1,892
Biffa PLC	13,447	91
Boots Group PLC	33,699	681
BP PLC	671,851	7,296
British American Tobacco PLC	52,340	1,636
British Land Co. PLC (The)	21,472	646
British Sky Broadcasting Group PLC	45,640	506
BT Group PLC	294,201	1,758
Bunzl PLC	30,585	433
Burberry Group PLC	26,473	340
Cadbury Schweppes PLC	72,947	936
Capita Group PLC (The)	33,514	450
Carnival PLC	7,052	340
Centrica PLC	134,608	1,024
Compass Group PLC	85,307	571
Corus Group PLC	35,478	424
Daily Mail & General Trust PLC	19,072	305
Diageo PLC	91,360	1,851
DSG International PLC	84,617	283
Elan Corp. PLC *	39,596	519
EMAP PLC	11,989	178
Enterprise Inns PLC	32,254	424
Experian Group Ltd.	31,602	364
Friends Provident PLC	76,822	291
Gallaher Group PLC	25,629	571
GKN PLC	36,074	271
GlaxoSmithKline PLC	194,371	5,343
Hammerson PLC	16,989	579
Hanson PLC	29,848	480
Hays PLC	72,491	224
HBOS PLC	129,901	2,676
Home Retail Group	31,602	276
HSBC Holdings PLC	369,195	6,462
ICAP PLC	25,085	262
Imperial Chemical Industries PLC	48,410	476
Imperial Tobacco Group PLC	24,474	1,096
InterContinental Hotels Group PLC	16,574	410
International Power PLC	62,672	489
ITV PLC	174,542	374
J Sainsbury PLC	58,013	627
Johnson Matthey PLC	10,122	314
Kelda Group PLC	22,689	419
Kingfisher PLC	97,600	534
Land Securities Group PLC	18,026	759
Legal & General Group PLC	231,506	724
Liberty International PLC	16,465	404
Lloyds TSB Group PLC	191,836	2,114
Man Group PLC	69,240	756
Marks & Spencer Group PLC	59,702	795
Mitchells & Butlers PLC	31,040	481
National Grid PLC	94,611	1,485
Next PLC	9,555	423
Old Mutual PLC	195,420	631
Pearson PLC	32,051	550
Persimmon PLC	11,625	322
Provident Financial PLC	20,451	324

See Notes to Financial Statements.

65

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

United Kingdom—continued
Prudential PLC	85,536	1,208
Punch Taverns PLC	12,598	309
Reckitt Benckiser PLC	20,066	1,045
Reed Elsevier PLC	47,223	564
Rentokil Initial PLC	96,633	310
Reuters Group PLC	52,315	480
Rio Tinto PLC	36,076	2,060
Rolls-Royce PLC	66,989	651
Royal & Sun Alliance Insurance Group PLC	124,634	397
Royal Bank of Scotland Group PLC (The)	106,323	4,151
Royal Dutch Shell PLC, Cl A (b)	132,454	4,405
Royal Dutch Shell PLC, Cl B	92,559	3,080
SABMiller PLC	30,620	672
Sage Group PLC (The)	65,479	333
Scottish & Newcastle PLC	33,658	398
Scottish & Southern Energy PLC	31,572	957
Scottish Power PLC	56,783	894
Scottish Power PLC, B Shares	21,721	—
Severn Trent PLC	10,716	302
Slough Estates PLC	26,485	409
Smith & Nephew PLC	40,066	509
Smiths Group PLC	22,415	453
Tate & Lyle PLC	23,905	270
Tesco PLC	265,616	2,322
Tomkins PLC	39,274	206
Unilever PLC	42,934	1,293
United Business Media PLC	14,929	233
United Utilities PLC	33,365	496
Vodafone Group PLC	1,796,469	4,790
Whitbread PLC	10,325	383
Whitbread PLC * (d)	13,595	41
William Hill Organization Ltd.	20,531	257
Wolseley PLC	24,242	568
WPP Group PLC	45,503	689
Yell Group PLC	32,812	386

		104,221

Total Foreign Common Stocks (Cost $569,301)		946,477

Foreign Preferred Stocks (0.6%)
Germany (0.5%)
Fresenius Medical Care AG, 1.230%	9,344	1,357
Porsche AG, 5.000%	1,191	1,817
ProSiebenSat.1 Media AG, 0.840%	12,482	442
RWE AG, 1.750%	5,293	524
Volkswagen AG, 1.210%	15,594	1,600

		5,740

Italy (0.1%)
Compagnia Assicuratrice Unipol SpA, 0.125% *	185,420	677

Total Foreign Preferred Stocks (Cost $2,859)		6,417

Exchange Traded Funds (2.5%)
iShares MSCI EAFE Index Fund (b)	264,000	20,157
iShares MSCI Germany Index Fund (b)	82,000	2,362
iShares MSCI Italy Index Fund	44,000	1,488
iShares MSCI Japan Index Fund	62,000	906

Total Exchange Traded Funds (Cost $25,032)		24,913

Rights (0.0%)
Japan (0.0%)
DOWA Mining (b) (c)	25,000	—

Total Rights (Cost $—)		—

Short-Term Investments (24.5%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 4.630%	16,148	16,148
CSFB Enhanced Liquidity Portfolio, 5.421% (e)	231,051,453	231,051

Total Short-Term Investments (Cost $247,199)		247,199
Total Investments (Cost $844,464) (a) — 121.5%		1,225,124
Liabilities in excess of other assets — (21.5)%		(217,176)

Net Assets — 100.0%		$1,007,948

See Notes to Financial Statements.

66

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

International Equity Index Fund — concluded

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $866,736 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$368,115

Unrealized Depreciation	(9,727)

Unrealized Appreciation (Depreciation)	$358,388

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $220,589.

(c)	Market value is zero.

(d)	Valued at fair value using methods determined by the Board and represents 0.043% of net assets as of March 31, 2007.

(e)	This security was purchased with cash collateral held from securities lending.

Cl	— Class

PLC	— Public Limited Company

REIT	— Real Estate Investment Trust

Ser	— Series

The investment concentrations for the International Equity Index Fund as a percentage of net assets, by industry, as of March 31, 2007, were as follows (unaudited):

Consumer Discretionary	11.8%
Consumer Staples	5.8
Energy	6.0
Financials	28.7
Health Care	4.5
Industrials	11.4
Information Technology	5.1
Materials	8.3
Metals	0.2
Short-Term Investments	27.0
Telecommunication Services	5.7
Transportation & Services	0.1
Utilities	6.9

See Notes to Financial Statements.

67

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund

	Shares	Value($)

Common Stocks (99.2%)
Consumer Discretionary (10.5%)
Best Buy Co., Inc.	38,815	1,891
Carnival Corp.	38,849	1,820
Coach, Inc. *	38,232	1,914
Hasbro, Inc.	63,818	1,826
J.C. Penney Co., Inc.	22,271	1,830
Kohl’s Corp. *	26,146	2,003
Limited Brands, Inc.	65,227	1,700
Lowe’s Cos., Inc.	54,965	1,731
Mattel, Inc.	69,365	1,912
McDonald’s Corp.	41,295	1,860
McGraw-Hill Cos., Inc. (The)	27,946	1,757
NIKE, Inc., Cl B	17,269	1,835
Nordstrom, Inc.	34,054	1,803
Omnicom Group, Inc.	17,411	1,783
Sherwin-Williams Co. (The)	27,109	1,790
TJX Cos., Inc. (The)	65,606	1,769
Walt Disney Co. (The)	52,676	1,814
YUM! Brands, Inc.	31,139	1,799

		32,837

Consumer Staples (9.3%)
Altria Group, Inc.	41,992	3,687
ConAgra Foods, Inc.	140,383	3,497
Costco Wholesale Corp.	63,322	3,409
General Mills, Inc.	62,838	3,658
H.J. Heinz Co.	77,221	3,639
Pepsi Bottling Group, Inc. (The)	114,162	3,641
Sara Lee Corp.	215,010	3,638
SUPERVALU, Inc.	95,753	3,741

		28,910

Energy (10.0%)
Anadarko Petroleum Corp.	104,109	4,475
Apache Corp.	61,270	4,332
Chevron Corp.	61,217	4,528
Exxon Mobil Corp.	58,518	4,415
Marathon Oil Corp.	46,236	4,570
Nabors Industries Ltd. *	139,678	4,144
Valero Energy Corp.	72,898	4,700

		31,164

Financials (20.2%)
ACE Ltd.	65,521	3,739
Allstate Corp. (The)	61,195	3,675
Bank of America Corp.	72,186	3,683
Bear Stearns Cos., Inc. (The)	24,162	3,633
Chubb Corp. (The)	72,026	3,722
Citigroup, Inc.	72,846	3,740
Genworth Financial, Inc., Cl A	104,115	3,638
Goldman Sachs Group, Inc. (The)	18,187	3,758
Lehman Brothers Holdings, Inc.	50,051	3,507
Loews Corp.	84,755	3,850
Merrill Lynch & Co., Inc.	43,848	3,581
MGIC Investment Corp.	60,950	3,591
Morgan Stanley	49,097	3,867
Progressive Corp. (The)	160,348	3,499
SAFECO Corp.	54,994	3,653
Torchmark Corp.	57,547	3,775
Wachovia Corp.	66,434	3,657

		62,568

Health Care (11.1%)
AmerisourceBergen Corp.	58,716	3,097
Applera Corp. — Applied Biosystems Group	100,261	2,965
Forest Laboratories, Inc. *	59,669	3,069
Humana, Inc. *	51,552	2,991
McKesson Corp.	55,428	3,245
Merck & Co., Inc.	69,955	3,090
Pfizer, Inc.	123,738	3,126
Schering-Plough Corp.	131,648	3,358
Thermo Fisher Scientific, Inc. *	68,238	3,190
Waters Corp. *	56,941	3,303
WellPoint, Inc. *	38,903	3,155

		34,589

Industrials (10.4%)
Cummins, Inc.	19,780	2,862
Danaher Corp.	37,140	2,654
Dover Corp.	55,711	2,719
Eaton Corp.	32,871	2,747
Emerson Electric Co.	61,845	2,665
Illinois Tool Works, Inc.	51,558	2,660
ITT Corp.	44,959	2,712
Parker Hannifin Corp.	32,322	2,789
Rockwell Collins, Inc.	40,755	2,728
Ryder System, Inc.	51,708	2,551
United Technologies Corp.	40,562	2,637
Waste Management, Inc.	78,192	2,691

		32,415

See Notes to Financial Statements.

68

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund — concluded

	Shares	Value($)

Information Technology (14.7%)
Applied Materials, Inc.	162,501	2,977
BMC Software, Inc. *	97,784	3,011
Cisco Systems, Inc. *	116,332	2,970
Compuware Corp. *	329,796	3,130
Convergys Corp. *	117,236	2,979
Fiserv, Inc. *	56,980	3,023
Hewlett-Packard Co.	76,687	3,078
International Business Machines Corp.	32,469	3,061
KLA-Tencor Corp.	58,322	3,110
LSI Logic Corp. *	297,012	3,101
Molex, Inc.	102,885	2,901
NCR Corp. *	65,289	3,119
Novellus Systems, Inc. *	93,715	3,001
Oracle Corp. *	183,667	3,329
Sun Microsystems, Inc. *	492,274	2,959

		45,749

Insurance (2.2%)
CIGNA Corp.	21,674	3,092
Travelers Cos., Inc. (The)	72,480	3,752

		6,844

Materials (3.5%)
Ashland, Inc.	40,648	2,667
Bemis Co., Inc.	80,364	2,683
MeadWestvaco Corp.	87,438	2,697
Nucor Corp.	43,740	2,848

		10,895

Telecommunication Services (3.6%)
AT&T, Inc.	99,707	3,931
Sprint Nextel Corp.	189,882	3,600
Verizon Communications, Inc.	97,987	3,716

		11,247

Utilities (3.7%)
American Electric Power Co., Inc.	34,877	1,700
Edison International	33,318	1,637
FirstEnergy Corp.	25,027	1,658
Progress Energy, Inc.	32,049	1,617
Public Service Enterprise Group, Inc.	20,907	1,736
Sempra Energy	26,078	1,591
TXU Corp.	23,658	1,516

		11,455

Total Common Stocks (Cost $300,922)		308,673

Money Market Fund (5.4%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (b)	16,852,134	16,852

Total Money Market Fund (Cost $16,852)		16,852

Total Investments (Cost $317,774) (a) — 104.6%		325,525
Liabilities in excess of other assets — (4.6)%		(14,200)

Net Assets — 100.0%		$311,325

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $318,842 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$11,554

Unrealized Depreciation	(4,871)

Unrealized Appreciation (Depreciation)	$6,683

(b)	Affiliate investment.

Cl	— Class

See Notes to Financial Statements.

69

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Large Cap Relative Value Fund

	Shares	Value($)

Common Stocks (99.9%)
Consumer Discretionary (8.0%)
Abercrombie & Fitch Co., Cl A	200,000	15,136
CBS Corp., Cl B (b)	700,000	21,413
Darden Restaurants, Inc.	400,000	16,476
Lennar Corp., Cl A	278,911	11,773
NIKE, Inc., Cl B (b)	150,000	15,939
Target Corp. (b)	150,000	8,889
Time Warner, Inc. (b)	1,400,000	27,608
Walt Disney Co. (The)	500,000	17,215

		134,449

Consumer Staples (12.2%)
Anheuser-Busch Cos., Inc.	300,000	15,138
Archer-Daniels-Midland Co.	750,000	27,524
Cadbury Schweppes PLC ADR (b)	400,000	20,548
ConAgra Foods, Inc.	900,000	22,419
CVS/ Caremark Corp.	650,000	22,191
Diageo PLC ADR	125,000	10,119
General Mills, Inc.	400,000	23,288
PepsiCo, Inc.	225,000	14,301
Procter & Gamble Co. (The)	275,000	17,369
Wal-Mart Stores, Inc.	400,000	18,780
Wm. Wrigley Jr. Co. (b)	250,000	12,733

		204,410

Energy (10.4%)
Baker Hughes, Inc.	275,000	18,186
Chevron Corp.	600,000	44,375
ConocoPhillips	550,000	37,593
CONSOL Energy, Inc.	600,000	23,478
Exxon Mobil Corp.	400,000	30,180
Spectra Energy Corp.	750,000	19,703

		173,515

Financials (21.7%)
American International Group, Inc.	400,000	26,888
Ameriprise Financial, Inc.	325,000	18,571
Bank of America Corp.	750,000	38,264
Berkshire Hathaway, Inc., Cl B * (b)	5,500	20,020
Capital One Financial Corp.	300,000	22,638
Cincinnati Financial Corp.	300,000	12,720
CIT Group, Inc.	350,000	18,522
Citigroup, Inc.	1,000,000	51,339
Genworth Financial, Inc., Cl A	690,000	24,109
Morgan Stanley	175,000	13,783
Principal Financial Group, Inc.	285,000	17,063
SLM Corp.	400,000	16,360
State Street Corp.	200,000	12,950
UBS AG ADR	375,000	22,286
Wachovia Corp.	450,000	24,773
Wells Fargo & Co.	600,000	20,658

		360,944

Health Care (10.3%)
Abbott Laboratories	350,000	19,530
Amgen, Inc. * (b)	250,000	13,970
Boston Scientific Corp. *	1,000,000	14,540
Bristol-Myers Squibb Co.	700,000	19,432
Eli Lilly & Co.	500,000	26,855
Johnson & Johnson	325,000	19,585
Medtronic, Inc.	350,000	17,171
Pfizer, Inc.	1,600,000	40,416

		171,499

Industrials (11.6%)
3M Co.	250,000	19,108
Burlington Northern Santa Fe Corp.	110,000	8,847
Dover Corp.	400,000	19,524
Emerson Electric Co.	350,000	15,082
Equifax, Inc.	450,000	16,403
General Electric Co.	1,000,000	35,359
Goodrich Corp.	375,000	19,305
Ingersoll-Rand Co. Ltd., Cl A	400,000	17,348
R.R. Donnelley & Sons Co.	300,000	10,977
Tyco International Ltd.	1,000,000	31,550

		193,503

Information Technology (16.5%)
Accenture Ltd., Cl A	500,000	19,270
Applied Materials, Inc. (b)	1,000,000	18,320
Cadence Design Systems, Inc. * (b)	800,000	16,848
Cisco Systems, Inc. *	700,000	17,871
Dell, Inc. *	850,000	19,729
First Data Corp.	700,000	18,830
Fiserv, Inc. *	335,000	17,775

See Notes to Financial Statements.

70

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Large Cap Relative Value Fund — concluded

	Shares	Value($)

Information Technology—continued
Hewlett-Packard Co.	400,000	16,056
Intel Corp.	1,200,000	22,955
Jabil Circuit, Inc. (b)	650,000	13,917
Microsoft Corp. (b)	850,000	23,689
Nokia Corp. ADR (b)	900,000	20,628
Texas Instruments, Inc.	400,000	12,040
VeriSign, Inc. * (b)	800,000	20,096
Western Union Co.	800,000	17,560

		275,584

Materials (4.1%)
E.I. du Pont de Nemours & Co. (b)	400,000	19,772
Huntsman Corp.	1,200,000	22,908
Praxair, Inc.	150,000	9,444
Sonoco Products Co.	450,000	16,911

		69,035

Telecommunication Services (2.8%)
ALLTEL Corp.	400,000	24,800
AT&T, Inc.	550,000	21,687

		46,487

Utilities (2.3%)
Duke Energy Corp. (b)	800,000	16,232
Edison International	450,000	22,109

		38,341

Total Common Stocks (Cost $1,350,903)		1,667,767

Short-Term Investment (7.4%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	123,651,075	123,651

Total Short-Term Investment (Cost $123,651)		123,651

Money Market Fund (0.5%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	8,615,954	8,616

Total Money Market Fund (Cost $8,616)		8,616

Total Investments (Cost $1,483,170) (a) — 107.8%		1,800,034
Liabilities in excess of other assets — (7.8)%		(129,749)

Net Assets — 100.0%		$1,670,285

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $1,486,105 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$330,789

Unrealized Depreciation	(16,860)

Unrealized Appreciation (Depreciation)	$313,929

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $120,012.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate investment.

ADR	— American Depositary Receipt

Cl	— Class

PLC	— Public Limited Company

See Notes to Financial Statements.

71

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund

	Shares	Value($)

Common Stocks (97.0%)
Consumer Discretionary (6.1%)
Advance Auto Parts, Inc.	222,683	8,584
Borders Group, Inc. (b)	332,790	6,796
Circuit City Stores, Inc.	534,250	9,900
Dow Jones & Co., Inc. (b)	228,537	7,878
Leggett & Platt, Inc.	335,650	7,609
Target Corp. (b)	133,500	7,911
Thor Industries, Inc.	126,636	4,988
Time Warner, Inc.	345,600	6,815

		60,481

Consumer Staples (7.5%)
Brown-Forman Corp., Cl B	78,910	5,173
Colgate-Palmolive Co.	216,850	14,483
Hershey Co. (The) (b)	272,600	14,900
PepsiCo, Inc.	336,300	21,376
Procter & Gamble Co. (The)	303,200	19,150

		75,082

Energy (12.8%)
Apache Corp.	150,050	10,609
BJ Services Co. (b)	185,000	5,162
Chevron Corp.	299,150	22,125
ConocoPhillips	316,400	21,626
Diamond Offshore Drilling, Inc. (b)	65,150	5,274
Exxon Mobil Corp.	392,900	29,644
Marathon Oil Corp.	167,600	16,564
Rowan Cos., Inc.	257,100	8,348
Spectra Energy Corp. (b)	308,841	8,113

		127,465

Financials (24.7%)
American International Group, Inc.	244,150	16,412
Aon Corp. (b)	138,350	5,252
Astoria Financial Corp.	166,225	4,420
Bank of America Corp.	448,650	22,890
Bank of New York Co., Inc. (The)	125,608	5,093
BB&T Corp.	114,850	4,711
Bear Stearns Cos., Inc. (The)	33,750	5,074
Citigroup, Inc.	543,279	27,891
Colonial BancGroup, Inc. (The) (b)	199,550	4,939
Genworth Financial, Inc., Cl A	439,600	15,360
Hartford Financial Services Group, Inc. (The)	53,250	5,090
HCC Insurance Holdings, Inc. (b)	163,100	5,023
Huntington Bancshares, Inc.	216,400	4,728
JPMorgan Chase & Co.	413,616	20,011
Lincoln National Corp.	76,750	5,203
Mercury General Corp.	96,790	5,134
Merrill Lynch & Co., Inc.	106,750	8,718
Morgan Stanley	115,158	9,070
Northern Trust Corp.	136,500	8,209
Protective Life Corp.	114,850	5,058
State Street Corp.	122,100	7,906
U.S. Bancorp (b)	138,950	4,859
Wachovia Corp.	367,650	20,239
Washington Mutual, Inc. (b)	460,100	18,579
XL Capital Ltd., Cl A (b)	70,750	4,950

		244,819

Health Care (7.6%)
Cooper Cos., Inc. (The) (b)	110,900	5,392
Eli Lilly & Co.	149,350	8,022
Johnson & Johnson	328,750	19,810
Omnicare, Inc. (b)	200,450	7,972
Pfizer, Inc.	691,500	17,467
Wyeth	340,950	17,058

		75,721

Industrials (15.6%)
3M Co.	128,650	9,833
Con-way, Inc.	127,050	6,332
Emerson Electric Co.	227,754	9,814
General Electric Co.	757,150	26,773
Harsco Corp.	141,892	6,365
Hubbell, Inc., Cl B (b)	110,600	5,335
Illinois Tool Works, Inc.	319,550	16,489
Oshkosh Truck Corp.	100,000	5,300
Pentair, Inc. (b)	193,300	6,023
R.R. Donnelley & Sons Co.	239,400	8,760
Rockwell Automation, Inc.	159,550	9,552
Southwest Airlines Co. (b)	519,500	7,637
Timken Co. (The)	176,029	5,335
United Parcel Service, Inc., Cl B (b)	111,300	7,802

See Notes to Financial Statements.

72

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund — concluded

	Shares	Value($)

Industrials—continued
Wabtec Corp. (b)	194,900	6,722
Waste Management, Inc.	506,600	17,432

		155,504

Information Technology (4.2%)
First Data Corp.	320,400	8,619
Harris Corp.	96,275	4,905
Jack Henry & Associates, Inc.	214,265	5,153
Maxim Integrated Products, Inc.	293,700	8,635
Motorola, Inc.	515,350	9,106
Tektronix, Inc.	184,950	5,208

		41,626

Materials (3.9%)
Alcoa, Inc.	139,500	4,729
Dow Chemical Co. (The)	185,200	8,493
E.I. du Pont de Nemours & Co.	158,500	7,835
Louisiana-Pacific Corp. (b)	150,522	3,019
Peabody Energy Corp. (b)	174,750	7,032
Praxair, Inc.	126,650	7,974

		39,082

Telecommunication Services (6.3%)
ALLTEL Corp.	162,086	10,049
AT&T, Inc.	544,100	21,454
Sprint Nextel Corp. (b)	845,450	16,030
Verizon Communications, Inc.	408,060	15,474

		63,007

Utilities (8.3%)
Aqua America, Inc. (b)	359,261	8,065
Dominion Resources, Inc. (b)	124,168	11,022
Duke Energy Corp. (b)	493,406	10,011
Entergy Corp.	102,150	10,718
PPL Corp.	275,844	11,282
Public Service Enterprise Group, Inc.	136,100	11,302
Questar Corp. (b)	116,700	10,411
TECO Energy, Inc.	300,853	5,178
Vectren Corp.	179,550	5,135

		83,124

Total Common Stocks (Cost $836,943)		965,911

Short-Term Investment (14.3%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	142,277,541	142,278

Total Short-Term Investment (Cost $142,278)		142,278

Money Market Fund (5.1%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	50,836,698	50,837

Total Money Market Fund (Cost $50,837)		50,837

Total Investments (Cost $1,030,058) (a) — 116.4%		1,159,026
Liabilities in excess of other assets — (16.4)%		(162,922)

Net Assets — 100.0%		$996,104

(a)	Cost for federal income tax purposes is $1,030,775 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$135,589

Unrealized Depreciation	(7,338)

Unrealized Appreciation (Depreciation)	$128,251

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $138,335.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate investment.

Cl	— Class

See Notes to Financial Statements.

73

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Mid-Cap Equity Fund

	Shares	Value($)

Common Stocks (97.7%)
Consumer Discretionary (16.9%)
Abercrombie & Fitch Co., Cl A	47,461	3,592
American Eagle Outfitters, Inc. (b)	111,016	3,329
CBS Corp., Cl B	98,836	3,023
DIRECTV Group, Inc. (The) * (b)	120,998	2,791
Hilton Hotels Corp.	112,817	4,057
International Game Technology	77,131	3,115
J.C. Penney Co., Inc.	47,115	3,871
KB HOME (b)	54,016	2,305
Limited Brands, Inc. (b)	124,967	3,257
Liz Claiborne, Inc.	77,012	3,300
Mattel, Inc.	154,152	4,250
Men’s Wearhouse, Inc. (The)	65,485	3,081
Mohawk Industries, Inc. * (b)	37,093	3,043
Newell Rubbermaid, Inc.	120,589	3,749
Nordstrom, Inc.	63,993	3,388
Omnicom Group, Inc.	33,177	3,397
Sotheby’s (b)	89,365	3,974
Whirlpool Corp. (b)	31,384	2,665

		60,187

Consumer Staples (6.4%)
Church & Dwight Co., Inc. (b)	50,359	2,536
Del Monte Foods Co.	252,730	2,901
General Mills, Inc.	57,758	3,363
J. M. Smucker Co. (The)	74,741	3,985
Kroger Co. (The)	134,119	3,789
Pepsi Bottling Group, Inc. (The)	108,498	3,460
Reynolds American, Inc. (b)	42,219	2,635

		22,669

Energy (6.6%)
Cameron International Corp. * (b)	70,746	4,442
Chesapeake Energy Corp. (b)	83,716	2,585
Diamond Offshore Drilling, Inc.	33,875	2,742
Noble Energy, Inc.	81,866	4,884
Pogo Producing Co. (b)	54,846	2,638
Spectra Energy Corp.	72,000	1,891
Tesoro Corp.	43,349	4,354

		23,536

Financials (17.6%)
AMB Property Corp. (b)	49,488	2,909
Ambac Financial Group, Inc.	36,409	3,145
American Financial Group, Inc.	88,064	2,998
Ameriprise Financial, Inc.	63,224	3,613
Apartment Investment & Management Co., Cl A	53,676	3,097
Arch Capital Group Ltd. *	30,174	2,058
Archstone-Smith Trust (b)	40,990	2,225
Assurant, Inc.	53,225	2,854
BankUnited Financial Corp., Cl A (b)	84,477	1,792
Bear Stearns Cos., Inc. (The) (b)	13,617	2,047
CB Richard Ellis Group, Inc., Cl A *	78,965	2,699
CIT Group, Inc.	70,750	3,743
Entertainment Properties Trust (b)	40,433	2,436
HCC Insurance Holdings, Inc.	97,977	3,018
Jones Lang LaSalle, Inc.	32,686	3,408
Marshall & Ilsley Corp.	72,666	3,365
MGIC Investment Corp. (b)	57,208	3,371
PMI Group, Inc. (The)	89,409	4,044
ProLogis	50,745	3,295
Raymond James Financial, Inc.	53,003	1,577
Security Capital Assurance Ltd. (b)	70,623	1,994
SL Green Realty Corp. (b)	23,340	3,202

		62,890

Health Care (9.2%)
Applera Corp.- Applied Biosystems Group	93,315	2,759
Becton, Dickinson & Co.	43,804	3,368
Celgene Corp. * (b)	46,271	2,427
Dade Behring Holdings, Inc.	62,699	2,749
Henry Schein, Inc. *	52,584	2,902
Laboratory Corp. of America Holdings *	46,569	3,382
Millipore Corp. * (b)	45,504	3,298
Thermo Fisher Scientific, Inc. * (b)	88,988	4,160

See Notes to Financial Statements.

74

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Mid-Cap Equity Fund — continued

	Shares	Value($)

Health Care—continued
Universal Health Services, Inc., Cl B	51,660	2,958
WellCare Health Plans, Inc. *	57,259	4,882

		32,885

Industrials (11.1%)
Alaska Air Group, Inc. *	65,259	2,486
Copart, Inc. *	114,187	3,198
Covanta Holding Corp. *	158,976	3,526
CSX Corp.	94,399	3,781
Curtiss-Wright Corp.	78,121	3,011
Dover Corp.	35,500	1,733
Eaton Corp.	38,678	3,232
Goodrich Corp.	53,713	2,765
Ingersoll-Rand Co. Ltd., Cl A	90,444	3,923
L-3 Communications Holdings, Inc.	24,973	2,184
Lennox International, Inc.	108,195	3,863
PACCAR, Inc. (b)	38,511	2,827
Toro Co. (The)	58,843	3,015

		39,544

Information Technology (13.7%)
BMC Software, Inc. * (b)	102,129	3,145
Cadence Design Systems, Inc. * (b)	200,089	4,214
Electronic Data Systems Corp.	116,379	3,221
Fiserv, Inc. *	56,158	2,980
Juniper Networks, Inc. * (b)	149,935	2,951
Lexmark International, Inc., Cl A * (b)	45,301	2,648
LSI Logic Corp. * (b)	390,455	4,076
MEMC Electronic Materials, Inc. *	22,935	1,389
NCR Corp. *	60,346	2,883
Novellus Systems, Inc. * (b)	79,716	2,553
Sybase, Inc. * (b)	160,022	4,045
Teradyne, Inc. * (b)	179,608	2,971
Total System Services, Inc. (b)	97,604	3,109
VeriSign, Inc. * (b)	112,075	2,815
Vishay Intertechnology, Inc. * (b)	194,412	2,718
Xerox Corp. *	194,093	3,278

		48,996

Materials (6.5%)
Albemarle Corp.	64,714	2,675
FMC Corp.	37,634	2,839
Freeport-McMoRan Copper & Gold, Inc., Cl B	41,955	2,777
Huntsman Corp.	152,219	2,906
Lyondell Chemical Co. (b)	99,444	2,980
Sonoco Products Co.	90,516	3,401
Steel Dynamics, Inc.	57,702	2,493
United States Steel Corp.	31,620	3,136

		23,207

Telecommunication Services (1.9%)
Qwest Communications International, Inc. * (b)	393,369	3,536
Telephone & Data Systems, Inc.	55,870	3,331

		6,867

Utilities (7.8%)
Alliant Energy Corp.	92,897	4,164
American Electric Power Co., Inc.	97,283	4,742
Edison International	87,710	4,309
MDU Resources Group, Inc. (b)	122,121	3,510
OGE Energy Corp.	95,326	3,699
PG&E Corp.	94,996	4,585
Xcel Energy, Inc.	109,272	2,698

		27,707

Total Common Stocks (Cost $286,918)		348,488

Short-Term Investment (25.5%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	90,822,627	90,823

Total Short-Term Investment (Cost $90,823)		90,823

Money Market (2.0%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	7,257,261	7,257

Total Money Market (Cost $7,257)		7,257

Total Investments (Cost $384,998) (a) — 125.2%		446,568
Liabilities in excess of other assets — (25.2)%		(89,965)

Net Assets — 100.0%		$356,603

See Notes to Financial Statements.

75

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Mid-Cap Equity Fund — concluded

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $387,350 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$61,477

Unrealized Depreciation	(2,259)

Unrealized Appreciation (Depreciation)	$59,218

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $88,196.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate investment.

Cl	— Class

See Notes to Financial Statements.

76

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund

	Shares	Value($)

Common Stocks (96.8%)
Consumer Discretionary (9.8%)
American Greetings Corp., Cl A (b)	115,860	2,689
Borders Group, Inc.	118,300	2,416
Brunswick Corp.	107,400	3,421
Circuit City Stores, Inc.	384,200	7,119
Dow Jones & Co., Inc. (b)	89,300	3,078
H&R Block, Inc. (b)	84,100	1,769
Leggett & Platt, Inc.	170,900	3,874
Standard Pacific Corp. (b)	182,400	3,807

		28,173

Consumer Staples (6.2%)
Brown-Forman Corp., Cl B	28,100	1,842
Clorox Co. (The)	28,800	1,834
Hershey Co. (The) (b)	96,200	5,258
Longs Drug Stores Corp.	51,000	2,634
Pepsi Bottling Group, Inc. (The)	135,200	4,312
Sara Lee Corp.	119,700	2,025

		17,905

Energy (15.5%)
Anadarko Petroleum Corp. (b)	131,700	5,660
BJ Services Co.	123,900	3,457
Cameco Corp.	18,000	737
CHC Helicopter Corp., Cl A	103,089	2,101
Chesapeake Energy Corp. (b)	142,400	4,397
Diamond Offshore Drilling, Inc. (b)	35,400	2,866
Foundation Coal Holdings, Inc. (b)	93,626	3,215
Hess Corp.	33,700	1,869
Overseas Shipholding Group, Inc.	24,600	1,540
Rowan Cos., Inc. (b)	108,900	3,536
Ship Finance International, Ltd. (b)	51,800	1,421
Spectra Energy Corp.	80,600	2,117
Sunoco, Inc.	99,500	7,010
TransCanada Corp.	49,500	1,647
Valero GP Holdings LLC	24,500	680
Williams Cos., Inc. (The)	86,765	2,469

		44,722

Financials (17.9%)
Annaly Capital Management, Inc.	109,047	1,688
Aon Corp.	68,500	2,600
Astoria Financial Corp. (b)	90,700	2,412
BankUnited Financial Corp., Cl A (b)	93,240	1,978
Bear Stearns Cos., Inc. (The)	9,500	1,428
Brookfield Properties Corp.	35,800	1,443
Colonial BancGroup, Inc. (The)	228,500	5,655
Colonial Properties Trust (b)	97,200	4,439
Comerica, Inc. (b)	36,300	2,146
Fidelity National Financial, Inc., Cl A	111,600	2,680
Genesis Lease Ltd. ADR *	52,644	1,377
Genworth Financial, Inc., Cl A	133,700	4,671
Huntington Bancshares, Inc.	130,000	2,841
Lazard Ltd., Cl A (b)	49,826	2,500
Protective Life Corp.	95,900	4,223
Security Capital Assurance Ltd.	175,626	4,958
XL Capital Ltd., Cl A (b)	35,600	2,491
Zions Bancorp	25,800	2,181

		51,711

Health Care (4.8%)
Brookdale Senior Living, Inc.	47,700	2,130
Cooper Cos., Inc. (The) (b)	129,600	6,301
Omnicare, Inc. (b)	135,700	5,397

		13,828

Industrials (17.4%)
Aircastle Ltd.	141,458	5,005
Chicago Bridge & Iron Co. NV	84,600	2,601
Con-way, Inc. (b)	50,900	2,537
Cooper Industries Ltd., Cl A	45,200	2,034
Franklin Electric Co., Inc. (b)	45,900	2,134
Hubbell, Inc., Cl B (b)	89,500	4,317
Mueller Water Products, Inc., Cl B	127,300	1,705
Oshkosh Truck Corp.	102,300	5,422
Pentair, Inc.	65,500	2,041
R.R. Donnelley & Sons Co.	165,252	6,046
Rockwell Automation, Inc.	88,173	5,279
Southwest Airlines Co. (b)	357,600	5,257
UTI Worldwide, Inc.	70,400	1,730
Waste Management, Inc.	121,000	4,164

		50,272

See Notes to Financial Statements.

77

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund — concluded

	Shares	Value($)

Information Technology (8.9%)
Alcatel — Lucent ADR (b)	445,200	5,261
First Data Corp.	145,000	3,901
Harris Corp.	25,400	1,294
Intersil Corp., Cl A	115,200	3,052
Jabil Circuit, Inc.	198,300	4,245
Maxim Integrated Products, Inc.	98,900	2,908
Molex, Inc.	99,000	2,792
Nam Tai Electronics, Inc.	166,000	2,150

		25,603

Materials (6.1%)
Air Products & Chemicals, Inc.	27,800	2,054
Ball Corp. (b)	33,200	1,522
Cytec Industries, Inc.	50,200	2,823
FMC Corp.	20,300	1,531
Freeport-McMoRan Copper & Gold, Inc., Cl B	47,400	3,137
Louisiana-Pacific Corp.	49,500	993
Quanex Corp. (b)	75,724	3,208
Worthington Industries, Inc. (b)	109,800	2,260

		17,528

Telecommunication Services (1.3%)
Embarq Corp.	68,700	3,871

Utilities (8.9%)
Aqua America, Inc. (b)	98,600	2,214
CMS Energy Corp.	95,700	1,703
Constellation Energy Group, Inc.	19,400	1,687
Edison International	41,000	2,014
Integrys Energy Group, Inc.	50,100	2,781
ITC Holdings Corp.	16,200	701
PG&E Corp.	34,700	1,675
PNM Resources, Inc.	44,700	1,444
Public Service Enterprise Group, Inc.	32,200	2,674
Questar Corp.	31,600	2,819
TECO Energy, Inc.	122,600	2,110
TransAlta Corp.	85,100	1,836
Vectren Corp.	71,500	2,045

		25,703

Total Common Stocks (Cost $267,094)		279,316

Short-Term Investment (25.5%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	73,638,951	73,639

Total Short-Term Investment (Cost $73,639)		73,639

Money Market Fund (2.9%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	8,290,131	8,290

Total Money Market Fund (Cost $8,290)		8,290

Total Investments (Cost $349,023) (a) — 125.2%		361,245
Liabilities in excess of other assets — (25.2)%		(72,665)

Net Assets — 100.0%		$288,580

(a)	Cost for federal income tax purposes is $349,550 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$17,071

Unrealized Depreciation	(5,376)

Unrealized Appreciation (Depreciation)	$11,695

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $71,326.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate investment.

ADR	— American Depositary Receipt

Cl	— Class

See Notes to Financial Statements.

78

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Select Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks (96.7%)
Consumer Discretionary (14.0%)
Best Buy Co., Inc.	66,310	3,231
Coach, Inc. *	52,600	2,633
Omnicom Group, Inc.	29,300	3,000
Staples, Inc.	128,980	3,333
Target Corp. (b)	59,270	3,511
TJX Cos., Inc. (The)	97,040	2,616

		18,324

Consumer Staples (9.1%)
Costco Wholesale Corp. (b)	59,620	3,210
PepsiCo, Inc.	72,170	4,587
Procter & Gamble Co. (The)	66,280	4,186

		11,983

Energy (2.9%)
Baker Hughes, Inc.	28,600	1,892
Schlumberger Ltd.	27,300	1,886

		3,778

Financials (12.5%)
AFLAC, Inc.	70,100	3,299
American Express Co.	72,350	4,080
Merrill Lynch & Co., Inc.	30,160	2,463
State Street Corp.	39,700	2,571
T. Rowe Price Group, Inc.	84,100	3,969

		16,382

Health Care (15.5%)
Amgen, Inc. *	29,090	1,626
Baxter International, Inc.	94,900	4,998
Gilead Sciences, Inc. *	39,290	3,006
Stryker Corp. (b)	67,850	4,500
Thermo Fisher Scientific, Inc. * (b)	63,300	2,959
WellPoint, Inc. *	39,990	3,243

		20,332

Industrials (13.1%)
Boeing Co. (The)	34,000	3,023
Danaher Corp. (b)	36,640	2,618
General Electric Co.	98,794	3,492
Precision Castparts Corp.	18,200	1,894
Raytheon Co.	59,200	3,106
United Technologies Corp.	46,900	3,049

		17,182

Information Technology (23.9%)
Apple, Inc. *	36,800	3,419
Automatic Data Processing, Inc.	67,800	3,282
Cisco Systems, Inc. *	144,250	3,683
Google, Inc., Cl A *	7,620	3,491
Hewlett-Packard Co.	95,750	3,843
Intel Corp.	122,376	2,341
Microsoft Corp.	181,446	5,058
Oracle Corp. * (b)	161,038	2,920
QUALCOMM, Inc.	81,610	3,481

		31,518

Materials (3.6%)
Praxair, Inc.	74,440	4,687

Software (2.1%)
Adobe Systems, Inc. *	67,300	2,806

Total Common Stocks (Cost $115,692)		126,992

Warrants (0.0%)
Information Technology (0.0%)
Lucent Technologies, Inc. *	22,693	2

Total Warrants (Cost $—)		2

Short-Term Investment (6.9%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	9,089,100	9,089

Total Short-Term Investment (Cost $9,089)		9,089

Money Market Fund (9.5%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	12,459,919	12,460

Total Money Market Fund (Cost $12,460)		12,460

Total Investments (Cost $137,241) (a) — 113.1%		148,543
Liabilities in excess of other assets — (13.1)%		(17,250)

Net Assets — 100.0%		$131,293

*	Non-income producing security.

See Notes to Financial Statements.

79

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Select Large Cap Growth Stock Fund — concluded

(a)	Cost for federal income tax purposes is $137,451 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$12,746

Unrealized Depreciation	(1,654)

Unrealized Appreciation (Depreciation)	$11,092

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at in March 31, 2007 thousands was $8,874.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate investment.

Cl	— Class

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

80

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund

	Shares	Value($)

Common Stocks (98.2%)
Consumer Discretionary (18.3%)
Aeropostale, Inc. * (b)	177,290	7,132
Applebee’s International, Inc.	144,386	3,578
Blue Nile, Inc. * (b)	73,016	2,969
Casual Male Retail Group, Inc. * (b)	286,538	3,390
Charlotte Russe Holding, Inc. *	207,397	5,988
Chipotle Mexican Grill, Inc., Cl A * (b)	104,941	6,517
CKE Restaurants, Inc. (b)	252,306	4,758
Columbia Sportswear Co.	92,242	5,748
Crocs, Inc. * (b)	136,326	6,441
Dick’s Sporting Goods, Inc. * (b)	133,312	7,766
Guess?, Inc. (b)	151,723	6,143
Heelys, Inc. * (b)	95,863	2,813
INVESTools, Inc. *	286,732	3,986
J. Crew Group, Inc. * (b)	124,603	5,005
Jarden Corp. * (b)	75,460	2,890
Laureate Education, Inc. * (b)	67,691	3,992
Life Time Fitness, Inc. * (b)	140,107	7,203
National CineMedia, Inc. *	19,929	532
New York & Co., Inc. * (b)	260,481	4,113
Oakley, Inc. (b)	197,301	3,974
Pacific Sunwear of California, Inc. * (b)	252,171	5,253
Pantry, Inc., (The) * (b)	49,313	2,230
Phillips-Van Heusen Corp. (b)	131,234	7,717
Priceline.com, Inc. * (b)	145,027	7,723
Skechers U.S.A., Inc., Cl A *	161,994	5,438
Smith & Wesson Holding Corp. * (b)	452,328	5,921
Sotheby’s (b)	166,962	7,426
Steiner Leisure Ltd. * (b)	59,167	2,661
Tractor Supply Co. * (b)	124,655	6,420
Tween Brands, Inc. * (b)	159,969	5,714
VistaPrint Ltd. * (b)	153,730	5,888
WMS Industries, Inc. * (b)	156,804	6,153

		163,482

Consumer Staples (2.8%)
Corn Products International, Inc.	130,504	4,645
Hain Celestial Group, Inc., (The) *	185,534	5,579
NBTY, Inc. * (b)	49,021	2,600
Nu Skin Enterprises, Inc., Cl A (b)	329,649	5,446
Wild Oats Markets, Inc. *	358,628	6,527

		24,797

Energy (5.6%)
Allis-Chalmers Energy, Inc. * (b)	146,184	2,302
Cal Dive International, Inc. *	313,536	3,828
Core Laboratories NV *	83,209	6,976
Drill-Quip, Inc. * (b)	65,550	2,837
Goodrich Petroleum Corp. * (b)	114,744	3,859
GulfMark Offshore, Inc. * (b)	158,855	6,935
Hanover Compressor Co. * (b)	94,702	2,107
Matrix Service Co. * (b)	294,893	5,966
Oceaneering International, Inc. * (b)	93,649	3,944
RPC, Inc. (b)	188,445	3,139
Sunoco Logistics Partners LP (b)	72,827	4,314
Superior Energy Services, Inc. *	100,798	3,475

		49,682

Financials (7.0%)
Advanta Corp., Cl B (b)	133,460	5,852
BankUnited Financial Corp., Cl A (b)	99,072	2,101
Cash America International, Inc.	59,040	2,421
Corporate Office Properties Trust	91,772	4,192
Digital Reality Trust, Inc. (b)	122,615	4,892
FCStone Group, Inc. *	8,740	326
FelCor Lodging Trust, Inc.	130,762	3,396
Hanover Insurance Group, Inc., (The)	53,847	2,483
International Securities Exchange Holdings, Inc., Cl A (b)	99,145	4,838

See Notes to Financial Statements.

81

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — continued

	Shares	Value($)

Financials—continued
optionsXpress Holdings, Inc.	195,613	4,605
PrivateBancorp, Inc. (b)	119,915	4,384
Smithtown Bancorp, Inc.	2,157	56
SVB Financial Group * (b)	75,937	3,690
Tanger Factory Outlet Centers, Inc. (b)	73,058	2,951
Thomas Weisel Partners Group, Inc. * (b)	111,795	2,126
Triad Guaranty, Inc. * (b)	51,934	2,151
United Community Banks, Inc. (b)	147,115	4,824
Waddell & Reed Financial, Inc., Cl A	138,432	3,228
World Acceptance Corp. * (b)	107,719	4,303

		62,819

Health Care (19.7%)
Alexion Pharmaceuticals, Inc. * (b)	104,309	4,510
Alkermes, Inc. * (b)	285,237	4,404
Allscripts Healthcare Solutions, Inc. * (b)	255,682	6,855
BioMarin Pharmaceutical, Inc. * (b)	386,516	6,671
Cholestech Corp. *	197,968	3,413
Conceptus, Inc. * (b)	236,798	4,736
Digene Corp. * (b)	148,939	6,317
ev3, Inc. * (b)	211,215	4,161
Gen-Probe, Inc. *	128,602	6,055
Genomic Health, Inc. * (b)	219,691	3,809
GTx, Inc. * (b)	200,729	4,095
HealthExtras, Inc. * (b)	164,409	4,732
Hologic, Inc. * (b)	155,161	8,943
Human Genome Sciences, Inc. * (b)	449,871	4,778
Illumina, Inc. * (b)	138,017	4,044
Immucor, Inc. * (b)	153,846	4,528
LHC Group, Inc. * (b)	182,192	5,908
LifeCell Corp. * (b)	213,122	5,322
Medarex, Inc. * (b)	275,444	3,564
Meridian Bioscience, Inc.	223,406	6,202
New River Pharmaceuticals, Inc. *	129,654	8,250
NuVasive, Inc. * (b)	242,125	5,750
Omicell, Inc. *	356,941	7,467
OSI Pharmaceuticals, Inc. * (b)	159,499	5,263
Palomar Medical Technologies, Inc. * (b)	141,158	5,639
PDL BioPharma, Inc. * (b)	173,174	3,758
Phase Forward, Inc. *	383,197	5,031
Psychiatric Solutions, Inc. * (b)	260,952	10,519
Sirona Dental Systems, Inc. (b)	134,781	4,645
Stereotaxis, Inc. * (b)	298,720	3,555
Ventana Medical Systems, Inc. * (b)	169,393	7,098
West Pharmaceutical Services, Inc. (b)	128,202	5,952

		175,974

Industrials (15.2%)
Acuity Brands, Inc. (b)	112,650	6,133
Alaska Air Group, Inc. *	108,452	4,132
Ameron International Corp. (b)	28,604	1,884
COMSYS IT Partners, Inc. * (b)	192,937	3,839
Consolidated Graphics, Inc. *	61,878	4,582
Copart, Inc. *	78,066	2,187
EMCOR Group, Inc. * (b)	74,144	4,373
Flow International Corp. * (f)	784,746	8,429
FormFactor, Inc. * (b)	156,501	7,003
Gardner Denver, Inc. *	156,539	5,455
General Cable Corp. * (b)	167,238	8,937
Genesee & Wyoming, Inc., Cl A * (b)	99,704	2,653
Genlyte Group, Inc., (The) * (b)	85,356	6,022
Heidrick & Struggles International, Inc. *	114,179	5,532
Hub Group, Inc., Cl A *	218,887	6,346
II-VI, Inc. * (b)	161,478	5,466
Insituform Technologies, Inc., Cl A * (b)	153,307	3,187
Kansas City Southern, Inc. * (b)	196,859	7,004
Korn/ Ferry International *	198,406	4,551
Orbital Sciences Corp. * (b)	296,846	5,563
Toro Co., (The)	118,739	6,084

See Notes to Financial Statements.

82

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — continued

	Shares	Value($)

Industrials—continued
TurboChef Technologies, Inc. * (b)	163,015	2,481
URS Corp. *	127,774	5,442
Wabtec Corp.	182,675	6,300
Woodward Governor Co.	143,095	5,891
Zoltek Cos., Inc. * (b)	179,820	6,281

		135,757

Information Technology (23.2%)
Aeroflex, Inc. * (b)	372,978	4,905
ANADIGICS, Inc. * (b)	523,213	6,184
ANSYS, Inc. * (b)	94,382	4,792
aQuantive, Inc. * (b)	273,816	7,642
Arris Group, Inc. * (b)	460,902	6,490
Atheros Communications, Inc. *	342,774	8,204
Bankrate, Inc. * (b)	95,377	3,361
Benchmark Electronics, Inc. *	172,955	3,573
Blackboard, Inc. * (b)	116,783	3,927
Brocade Communications Systems, Inc. * (b)	747,739	7,118
Color Kinetics, Inc. * (b)	150,201	2,918
CommScope, Inc. * (b)	185,765	7,969
Comtech Group, Inc. * (b)	280,102	4,896
Cymer, Inc. * (b)	109,251	4,539
Cypress Semiconductor Corp. * (b)	307,503	5,704
Digital River, Inc. *	152,283	8,415
Dionex Corp. *	86,189	5,870
Double-Take Software, Inc. *	167,777	2,267
eFunds Corp. *	176,949	4,717
Electro Scientific Industries, Inc. *	141,426	2,721
FEI Co. * (b)	137,008	4,941
Harmonic, Inc. * (b)	437,876	4,300
IHS, Inc., Cl A *	122,205	5,024
InfoCrossing, Inc. *	253,784	3,774
Lightbridge, Inc. *	216,549	3,805
Netlogic Microsystems, Inc. * (b)	74,629	1,987
NICE Systems Ltd. *	105,214	3,579
Nuance Communications, Inc. * (b)	495,375	7,584
Paxar Corp. *	155,275	4,456
Perficient, Inc. * (b)	266,215	5,266
Quest Software, Inc. * (b)	200,944	3,269
Radiant Systems, Inc. * (b)	253,981	3,309
Radvision Ltd. *	165,609	3,908
SonicWALL, Inc. *	408,379	3,414
Tessera Technologies, Inc. * (b)	90,776	3,607
THQ, Inc. *	240,840	8,235
Trident Microsystems, Inc. * (b)	256,481	5,145
Trimble Navigation Ltd. *	211,400	5,674
ValueClick, Inc. * (b)	198,296	5,181
Varian Semiconductor Equipment Associates, Inc. * (b)	148,150	7,908
VASCO Data Security International, Inc. * (b)	263,754	4,713

		205,291

Materials (4.6%)
Albemarle Corp.	148,471	6,138
AMCOL International Corp.	117,887	3,495
Carpenter Technology Corp.	46,965	5,671
Claymont Steel Holdings, Inc. * (b)	149,751	2,985
Glatfelter Co.	158,320	2,361
Hecla Mining Co. * (b)	510,241	4,623
Hercules, Inc. *	356,852	6,973
Myers Industries, Inc.	152,469	2,848
Terra Industries, Inc. * (b)	336,069	5,881

		40,975

Telecommunication Services (1.8%)
Cbeyond, Inc. * (b)	188,479	5,528
Sunair Services Corp. * (f)	1,000,000	3,430
Time Warner Telecom, Inc., Cl A * (b)	356,092	7,396

		16,354

Total Common Stocks (Cost $713,009)		875,131

Warrants (0.1%)
Health Care (0.0%)
Drugmax, Inc. * (d) (g)	1,301,500	—

Information Technology (0.1%)
InfoCrossing, Inc. * (g)	139,109	975

See Notes to Financial Statements.

83

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — concluded

	Shares	Value($)

Telecommunication Services (0.0%)
Sunair Services Corp. (d) (f) (g)	350,000	—

Total Warrants (Cost $169)		975

Short-Term Investment (43.7%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	389,519,958	389,520

Total Short-Term Investment (Cost $389,520)		389,520

Money Market Fund (2.2%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (e)	19,545,233	19,545

Total Money Market Fund (Cost $19,545)		19,545

Total Investments (Cost $1,122,243) (a) — 144.2%		1,285,171
Liabilities in excess of other assets — (44.2)%		(393,736)

Net Assets — 100.0%		$891,435

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $1,125,515 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$179,203

Unrealized Depreciation	(19,547)

Unrealized Appreciation (Depreciation)	$159,656

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $379,335.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Value rounds to less than $1,000.

(e)	Affiliate investment.

(f)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board. The illiquid securities held by the Fund as of March 31, 2007 are identified below (in thousands):

	Acquisition				Percent of
Security Description	Date	Cost($)	Shares	Value($)	Net Assets(%)

Flow International Corp.	*	2,919	785	8,429	0.95

Sunair Services Corp.	12/15/05	5,250	1,000	3,430	0.38

Sunair Services Corp. Warrants	12/15/05	—	350	—	—

*	Purchased on various dates beginning 03/18/05.

(g)	Valued at fair value using methods determined by the Board. Fair valued securities held by the Fund represent 0.10% of net assets as of March 31, 2007.

Cl	— Class

LP	— Limited Partnership

Amounts listed as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

84

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Quantitative Equity Fund

	Shares	Value($)

Common Stocks (98.4%)
Consumer Discretionary (16.4%)
Aeropostale, Inc. *	2,036	82
American Greetings Corp., Cl A	3,187	74
Asbury Automotive Group, Inc.	2,789	79
Avatar Holdings, Inc. *	1,034	74
Big Lots, Inc. *	2,979	93
Bob Evans Farms, Inc.	2,060	76
Brown Shoe Co., Inc.	1,452	61
Buckle, Inc., (The)	2,159	77
Charlotte Russe Holding, Inc. *	2,552	74
Columbia Sportswear Co.	1,172	73
Crocs, Inc. *	1,529	72
CSS Industries, Inc.	2,173	81
Gymboree Corp., (The) *	1,977	79
Hartmarx Corp. *	11,289	84
Insight Enterprises, Inc. *	3,819	69
Kellwood Co.	2,363	69
Kimball International, Inc., Cl B	3,543	68
Maidenform Brands, Inc. *	4,073	95
Modine Manufacturing Co.	3,020	69
Movado Group, Inc.	2,526	74
Payless ShoeSource, Inc. *	2,406	80
Perry Ellis International, Inc. *	2,439	78
Phillips-Van Heusen Corp.	1,359	80
Pinnacle Entertainment, Inc. *	2,307	67
Regis Corp.	1,771	71
Scholastic Corp. *	2,142	67
Shoe Carnival, Inc. *	2,468	82
Tempur-Pedic International, Inc.	2,998	78
Triarc Cos., Inc., Cl B	4,137	71
UniFirst Corp.	1,793	69
Warnaco Group, Inc., (The) *	2,852	81
Wolverine World Wide, Inc.	2,685	77

		2,424

Consumer Staples (3.4%)
Chattem, Inc. *	1,229	73
Imperial Sugar Co.	2,131	71
Inter Parfums, Inc.	3,396	71
J & J Snack Foods Corp.	1,652	65
NBTY, Inc. *	1,347	72
TreeHouse Foods, Inc. *	2,273	69
Village Super Market, Inc., Cl A	842	81

		502

Energy (5.0%)
Basic Energy Services, Inc. *	2,793	65
Exploration Co. of Delaware, (The) *	5,545	60
Gulf Island Fabrication, Inc.	1,845	49
GulfMark Offshore, Inc. *	1,598	70
Lufkin Industries, Inc.	1,174	66
Matrix Service Co. *	3,526	71
Parker Drilling Co. *	7,376	69
Pioneer Drilling Co. *	5,250	67
RPC, Inc.	4,228	70
Union Drilling, Inc. *	5,203	74
W-H Energy Services, Inc. *	1,509	71

		732

Financials (21.3%)
Advanta Corp., Cl B	1,742	76
Agree Realty Corp.	2,150	73
American Home Mortgage Investment Corp.	2,670	72
American Physicians Capital, Inc. *	1,962	79
Arbor Realty Trust, Inc.	2,363	72
BankUnited Financial Corp., Cl A	2,979	63
CBRE Realty Finance, Inc.	5,592	74
CNA Surety Corp. *	3,686	78
Cohen & Steers, Inc.	1,743	75
Commerce Group Corp., (The)	2,539	76
Crystal River Capital, Inc.	2,854	77
Deerfield Triarc Capital Corp.	4,724	71
Delphi Financial Group, Inc., Cl A	1,852	75
DiamondRock Hospitality Co.	4,022	76
Donegal Group, Inc., Cl A	4,240	72
Downey Financial Corp.	1,112	72
EMC Insurance Group, Inc.	2,669	69
FirstFed Financial Corp. *	1,273	72
Gramercy Capital Corp.	2,263	69
Greene County Bancshares, Inc.	2,136	72
Harleysville Group, Inc.	2,238	73
Horizon Financial Corp.	3,318	73
ITLA Capital Corp.	1,413	74
James River Group, Inc.	2,575	82
Jer Investors Trust, Inc.	3,825	73
KKR Financial Corp.	2,643	72
Knight Capital Group, Inc., Cl A *	4,614	73
MCG Capital Corp.	3,839	72
Midland Co., (The)	1,705	72
Newcastle Investment Corp.	2,468	68
NorthStar Realty Finance Corp.	4,796	73
NYMAGIC, Inc.	1,848	75

See Notes to Financial Statements.

85

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Quantitative Equity Fund — continued

	Shares	Value($)

Financials—continued
Odyssey Re Holdings Corp.	1,866	73
QC Holdings, Inc.	5,487	73
RAIT Financial Trust	2,175	61
Realty Income Corp.	2,645	75
Redwood Trust, Inc.	1,347	70
Resource Capital Corp.	4,380	71
Safety Insurance Group, Inc.	1,713	69
Senior Housing Properties Trust	3,039	73
TierOne Corp.	2,618	71
Triad Guaranty, Inc. *	1,600	66
West Coast Bancorp	2,397	77

		3,122

Health Care (10.7%)
Albany Molecular Research, Inc. *	6,867	68
Amedisys, Inc. *	2,031	66
AMERIGROUP Corp. *	1,968	60
Applera Corp. — Celera Group *	4,684	67
Bio-Rad Laboratories, Inc., Cl A *	916	64
Bradley Pharmaceuticals, Inc. *	3,352	64
Centene Corp. *	2,697	57
CorVel Corp. *	2,157	65
Cross Country Healthcare, Inc. *	3,410	62
Digene Corp. *	1,374	58
Greatbatch, Inc. *	2,505	64
Mentor Corp.	1,355	62
National Healthcare Corp.	1,186	60
Noven Pharmaceuticals, Inc. *	2,639	61
Omnicell, Inc. *	3,347	70
Pain Therapeutics, Inc. *	8,234	65
Pharmanet Development Group, Inc. *	3,197	83
Pozen, Inc. *	4,130	61
Progenics Pharmaceuticals, Inc. *	2,341	55
Savient Pharmaceuticals, Inc. *	4,798	58
Sciele Pharma, Inc. *	2,824	67
SuperGen, Inc. *	13,591	80
Trimeris, Inc. *	5,684	39
West Pharmaceutical Services, Inc.	1,422	66
Zoll Medical Corp. *	2,336	62

		1,584

Industrials (10.6%)
Acuity Brands, Inc.	1,465	80
Ceradyne, Inc. *	1,572	86
CLARCOR, Inc.	2,619	83
COMSYS IT Partners, Inc. *	4,076	81
CRA International, Inc. *	1,574	82
Deluxe Corp.	2,627	88
Genlyte Group, Inc., (The) *	1,169	82
JetBlue Airways Corp. *	6,589	76
Kforce, Inc. *	5,964	82
L.B. Foster Co., Cl A *	4,360	90
Layne Christensen Co. *	2,532	93
Nordson Corp.	1,663	77
Pacer International, Inc.	3,001	81
Regal-Beloit Corp.	1,798	83
Robbins & Myers, Inc.	2,071	77
Standard Parking Corp. *	2,386	84
TransDigm Group, Inc. *	2,543	94
Volt Information Sciences, Inc. *	2,385	62
Waste Industries USA, Inc.	3,197	88

		1,569

Information Technology (17.9%)
Actel Corp. *	4,407	73
Actuate Corp. *	13,920	73
Aeroflex, Inc. *	6,454	85
Agilysys, Inc.	3,513	79
Arris Group, Inc. *	5,614	79
Avanex Corp. *	39,451	71
CTS Corp.	5,510	76
Diodes, Inc. *	1,965	68
Excel Technology, Inc. *	2,762	75
Harmonic, Inc. *	8,374	82
Hyperion Solutions Corp. *	1,722	89
iGATE Corp. *	10,749	89
Imation Corp.	1,773	72
infoUSA, Inc.	7,183	69
JDA Software Group, Inc. *	4,965	75
ManTech International Corp., Cl A *	2,141	72
Merge Technologies, Inc. *	12,890	63
Methode Electronics, Inc.	6,825	101
MPS Group, Inc. *	5,152	73
MTS Systems Corp.	1,953	76
Ness Technologies, Inc. *	5,311	68
Newport Corp. *	4,131	68
Pegasystems, Inc.	8,345	77
Pericom Semiconductor Corp. *	7,290	71
Perot Systems Corp., Cl A *	4,386	78
Polycom, Inc. *	2,313	77

See Notes to Financial Statements.

86

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Quantitative Equity Fund — concluded

	Shares	Value($)

Information Technology—continued
QAD, Inc.	8,814	80
Quantum Corp. *	29,868	81
Skyworks Solutions, Inc. *	11,178	64
Sybase, Inc. *	2,954	75
Sykes Enterprises, Inc. *	4,599	84
TIBCO Software, Inc. *	8,152	69
TNS, Inc. *	4,433	71
ViaSat, Inc. *	2,160	71
Zygo Corp. *	4,614	74

		2,648

Materials (8.4%)
AEP Industries, Inc. *	1,790	77
Buckeye Technologies, Inc. *	6,382	83
Chaparral Steel Co.	1,628	94
Georgia Gulf Corp.	4,229	69
Greif, Inc., Cl A	693	77
H.B. Fuller Co.	3,265	89
Headwaters, Inc. *	3,431	75
Koppers Holdings, Inc.	3,307	85
Mercer International, Inc. *	6,502	78
Myers Industries, Inc.	4,771	89
NN, Inc.	6,856	86
Rock-Tenn Co., Cl A	2,498	83
Schweitzer-Mauduit International, Inc.	3,399	84
Sensient Technologies Corp.	3,312	85
Spartech Corp.	3,068	90

		1,244

Telecommunication Services (1.6%)
Atlantic Tele-Network, Inc.	3,084	81
CT Communications, Inc.	3,690	88
EMS Technologies, Inc. *	3,683	71

		240

Utilities (3.1%)
Aquila, Inc. *	21,110	88
El Paso Electric Co. *	3,698	98
ITC Holdings Corp.	1,983	86
Southwest Gas Corp.	2,343	91
Westar Energy, Inc.	3,237	89

		452

Total Common Stocks (Cost $14,529)		14,516

Money Market Fund (2.8%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (b)	410,692	411

Total Money Market Fund (Cost $411)		411

Total Investments (Cost $14,940) (a) — 101.2%		14,927
Liabilities in excess of other assets — (1.2)%		(177)

Net Assets — 100.0%		$14,750

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $14,972 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$541

Unrealized Depreciation	(586)

Unrealized Appreciation (Depreciation)	$(45)

(b)	Affiliate investment.

Cl	— Class

See Notes to Financial Statements.

87

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund

	Shares	Value($)

Common Stocks (98.8%)
Consumer Discretionary (12.0%)
Bassett Furniture Industries, Inc.	204,700	3,013
bebe stores, Inc. (b)	305,400	5,308
Borders Group, Inc. (b)	197,200	4,027
Christopher & Banks Corp.	302,000	5,880
Cobra Electronics Corp.	309,800	3,210
Cooper Tire & Rubber Co. (b)	297,700	5,445
Courier Corp.	106,400	4,157
Dow Jones & Co., Inc. (b)	210,500	7,256
Group 1 Automotive, Inc. (b)	138,300	5,500
K-Swiss, Inc., Cl A (b)	221,200	5,977
Libbey, Inc.	64,747	908
Makita Corp. ADR	112,654	4,202
Movado Group, Inc. (b)	266,800	7,856
Stage Stores, Inc.	230,700	5,378
Stanley Furniture Co., Inc. (b)	58,600	1,219
Thor Industries, Inc.	132,500	5,219
Tuesday Morning Corp. (b)	365,218	5,420
World Wrestling Entertainment, Inc.	360,200	5,871

		85,846

Consumer Staples (5.0%)
Church & Dwight Co., Inc. (b)	182,250	9,176
Flowers Foods, Inc.	288,100	8,692
Gruma SA ADR	107,357	1,361
Inter Parfums, Inc.	177,000	3,717
Longs Drug Stores Corp.	253,900	13,112

		36,058

Energy (5.9%)
CARBO Ceramics, Inc. (b)	183,400	8,537
CHC Helicopter Corp., Cl A	676,700	13,791
Foundation Coal Holdings, Inc. (b)	273,400	9,389
Tidewater, Inc. (b)	104,200	6,104
Ultrapar Participacoes SA ADR	151,900	4,466

		42,287

Financials (14.8%)
Bank of Hawaii Corp. (b)	134,100	7,111
Banner Corp.	89,000	3,698
Capital Corp. of the West	53,400	1,418
Cash America International, Inc. (b)	359,300	14,732
Cathay General Bancorp (b)	53,500	1,818
City National Corp. (b)	72,300	5,321
Desert Community Bank	82,000	1,558
East West Bancorp, Inc. (b)	55,513	2,041
Federal Agricultural Mortgage Corp., Cl A (b)	76,189	2,072
Glacier Bancorp, Inc.	296,098	7,118
HCC Insurance Holdings, Inc.	225,850	6,956
Horizon Financial Corp.	255,032	5,631
International Bancshares Corp. (b)	111,100	3,296
Jones Lang LaSalle, Inc.	104,500	10,898
OneBeacon Insurance Group Ltd.	283,400	7,085
StanCorp Financial Group, Inc.	186,200	9,155
UCBH Holdings, Inc. (b)	350,300	6,523
Washington Federal, Inc.	184,804	4,336
West Coast Bancorp	170,853	5,462

		106,229

Health Care (10.8%)
Cooper Cos., Inc. (The) (b)	597,300	29,042
PerkinElmer, Inc.	316,500	7,666
Perrigo Co. (b)	429,000	7,576
PolyMedica, Corp.	85,600	3,623
STERIS Corp.	949,000	25,205
Vital Signs, Inc.	80,094	4,163

		77,275

Industrials (34.9%)
A.O. Smith Corp.	142,000	5,427
AAON, Inc.	17,398	455
American Ecology Corp. (b)	214,300	4,117
Baldor Electric Co.	210,400	7,940
BlueLinx Holdings, Inc.	223,400	2,346
Brady Corp., Cl A (b)	166,000	5,179
Donaldson Co., Inc. (b)	229,400	8,281
Dynamic Materials, Corp. * (b)	232,900	7,620
Forward Air Corp. (b)	298,111	9,802
Franklin Electric Co., Inc. (b)	115,400	5,366
GATX Corp. (b)	702,600	33,584

See Notes to Financial Statements.

88

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund — continued

	Shares	Value($)

Industrials—continued
Gol Linhas Aereas Inteligentes SA ADR (b)	231,392	7,041
Graco, Inc.	442,100	17,313
Greenbrier Cos., Inc. (The) (b)	198,500	5,300
Grupo Aeroportuario del Pacifico SA de CV ADR (b)	574,900	24,721
Guangshen Railway Co., Ltd ADR	55,911	1,765
Heartland Express, Inc.	376,200	5,974
Herman Miller, Inc. (b)	287,800	9,638
IDEX Corp. (b)	120,600	6,136
Lennox International, Inc.	127,044	4,535
LSI Industries, Inc.	207,787	3,478
McGrath Rentcorp	237,100	7,509
Mueller Water Products, Inc., Cl B (b)	303,680	4,066
Multi-Color Corp.	156,800	5,499
Oshkosh Truck Corp.	91,600	4,855
Portec Rail Products, Inc.	145,427	1,478
Quixote Corp.	245,334	4,907
Seaspan Corp. (b)	287,067	7,691
Supreme Industries, Inc., Cl A	77,705	455
Titan International, Inc. (b)	206,600	5,233
UAP Holding Corp.	75,400	1,949
United Industrial Corp. (b)	111,000	6,127
UTI Worldwide, Inc. (b)	179,000	4,400
Wabtec Corp.	478,700	16,510
Walter Industries, Inc.	183,700	4,547

		251,244

Information Technology (4.2%)
Black Box Corp.	147,900	5,404
Cohu, Inc. (b)	334,300	6,285
Keithley Instruments, Inc.	246,700	3,772
Nam Tai Electronics, Inc.	337,200	4,367
Tektronix, Inc.	371,400	10,459

		30,287

Materials (7.7%)
Aber Diamond Corp. (b)	127,300	4,743
Agnico-Eagle Mines Ltd.	140,800	4,987
AMCOL International Corp.	179,600	5,325
Cytec Industries, Inc.	122,300	6,878
Gerdau Ameristeel Corp.	329,500	3,872
Louisiana-Pacific Corp.	260,700	5,230
Myers Industries, Inc.	113,396	2,118
RPM International, Inc.	394,400	9,110
Scotts Miracle-Gro Co. (The), Cl A (b)	165,400	7,283
Valspar Corp. (The)	210,100	5,847

		55,393

Telecommunication Services (0.5%)
Alaska Communications Systems, Group, Inc.	237,100	3,497

Utilities (3.0%)
Companhia de Saneamento Basico do Estado de Sao Paulo ADR	296,400	10,015
PNM Resources, Inc. (b)	228,800	7,390
Portland General Electric Co.	137,700	4,021

		21,426

Total Common Stocks (Cost $592,041)		709,542

Short-Term Investment (20.8%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	148,921,729	148,922

Total Short-Term Investment (Cost $148,922)		148,922

Money Market Fund (1.5%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	10,575,778	10,576

Total Money Market Fund (Cost $10,576)		10,576

Total Investments (Cost $751,539) (a) — 121.1%		869,040
Liabilities in excess of other assets — (21.1)%		(151,503)

Net Assets — 100.0%		$717,537

*	Non-income producing security.

See Notes to Financial Statements.

89

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund — concluded

(a)	Cost for federal income tax purposes is $752,080 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$138,562

Unrealized Depreciation	(21,602)

Unrealized Appreciation (Depreciation)	$116,960

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $144,716.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate investment.

ADR	— American Depositary Receipt

Cl	— Class

See Notes to Financial Statements.

90

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Aggressive Growth Fund

	Shares	Value($)

Equity Funds (97.2%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	399,544	5,050
STI Classic Capital Appreciation Fund, I Shares (b)	443,188	5,699
STI Classic Emerging Growth Stock Fund, I Shares * (b)	97,122	1,260
STI Classic International Equity Index Fund, I Shares (b)	684,510	12,760
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	449,669	6,331
STI Classic Large Cap Relative Value Fund, I Shares (b)	658,860	11,721
STI Classic Large Cap Value Equity Fund, I Shares (b)	418,128	6,326
STI Classic Mid-Cap Equity Fund, I Shares (b)	182,863	2,540
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	121,498	1,582
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	211,535	5,695
STI Classic Small Cap Growth Stock Fund, I Shares * (b)	30,669	632
STI Classic Small Cap Value Equity Fund, I Shares (b)	109,558	1,901

Total Equity Funds (Cost $48,962)		61,497

Money Market Fund (3.0%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	1,884,913	1,885

Total Money Market Fund (Cost $1,885)		1,885

Total Investments (Cost $50,847) (a) — 100.2%		63,382
Liabilities in excess of other assets — (0.2)%		(96)

Net Assets — 100.0%		$63,286

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $51,869 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$11,599

Unrealized Depreciation	(86)

Unrealized Appreciation (Depreciation)	$11,513

(b)	Affiliate Investment.

See Notes to Financial Statements.

91

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Conservative Fund

	Shares	Value($)

Equity Funds (26.9%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	15,113	191
STI Classic Capital Appreciation Fund, I Shares (b)	29,801	383
STI Classic Emerging Growth Stock Fund, I Shares * (b)	7,347	95
STI Classic International Equity Index Fund, I Shares (b)	28,510	531
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	10,205	144
STI Classic Large Cap Relative Value Fund, I Shares (b)	32,329	576
STI Classic Large Cap Value Equity Fund, I Shares (b)	12,652	191
STI Classic Mid-Cap Equity Fund, I Shares (b)	6,916	96
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	7,353	96
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	7,112	191
STI Classic Small Cap Value Equity Fund, I Shares (b)	5,525	96

Total Equity Funds (Cost $2,121)		2,590

Fixed Income Funds (69.9%)
STI Classic Seix Floating Rate High Income Fund, I Shares (b)	33,743	337
STI Classic Seix High Yield Fund, I Shares (b)	17,721	192
STI Classic Total Return Bond Fund, I Shares (b)	602,572	6,001
STI Classic U.S. Government Securities Ultra-Short Bond Fund, I Shares (b)	19,359	193

Total Fixed Income Funds (Cost $6,796)		6,723

Money Market Fund (3.0%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	289,735	290

Total Money Market Fund (Cost $290)		290

Total Investments (Cost $9,207) (a) — 99.8%		9,603
Other assets in excess of liabilities — 0.2%		15

Net Assets — 100.0%		$9,618

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $9,251 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$449

Unrealized Depreciation	(97)

Unrealized Appreciation (Depreciation)	$352

(b)	Affiliate investment.

See Notes to Financial Statements.

92

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Growth and Income Fund

	Shares	Value($)

Equity Funds (74.9%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	688,264	8,700
STI Classic Capital Appreciation Fund, I Shares (b)	766,170	9,853
STI Classic Emerging Growth Stock Fund, I Shares * (b)	161,908	2,100
STI Classic International Equity Index Fund, I Shares (b)	1,171,562	21,838
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	769,617	10,836
STI Classic Large Cap Relative Value Fund, I Shares (b)	1,124,074	19,997
STI Classic Large Cap Value Equity Fund, I Shares (b)	715,635	10,828
STI Classic Mid-Cap Equity Fund, I Shares (b)	304,842	4,234
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	216,047	2,813
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	365,699	9,845
STI Classic Small Cap Growth Stock Fund, I Shares * (b)	68,168	1,405
STI Classic Small Cap Value Equity Fund, I Shares (b)	186,698	3,239

Total Equity Funds (Cost $84,487)		105,688

Fixed Income Funds (20.9%)
STI Classic Seix Floating Rate High Income Fund, I Shares (b)	140,569	1,403
STI Classic Seix High Yield Fund, I Shares (b)	129,548	1,404
STI Classic Total Return Bond Fund, I Shares (b)	2,532,734	25,226
STI Classic U.S. Government Securities Ultra-Short Bond Fund, I Shares (b)	141,134	1,404

Total Fixed Income Funds (Cost $29,653)		29,437

Money Market Fund (4.1%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	5,795,186	5,795

Total Money Market Fund (Cost $5,795)		5,795

Total Investments (Cost $119,935) (a) — 99.9%		140,920
Other assets in excess of liabilities — 0.1%		207

Net Assets — 100.0%		$141,127

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $121,320 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$20,088

Unrealized Depreciation	(488)

Unrealized Appreciation (Depreciation)	$19,600

(b)	Affiliate investment.

See Notes to Financial Statements.

93

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Moderate Growth Fund

	Shares	Value($)

Equity Funds (55.1%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	857,231	10,835
STI Classic Capital Appreciation Fund, I Shares (b)	935,783	12,034
STI Classic Emerging Growth Stock Fund, I Shares * (b)	185,001	2,399
STI Classic International Equity Index Fund, I Shares (b)	1,463,027	27,272
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	978,249	13,774
STI Classic Large Cap Relative Value Fund, I Shares (b)	1,426,544	25,378
STI Classic Large Cap Value Equity Fund, I Shares (b)	909,631	13,763
STI Classic Mid-Cap Equity Fund, I Shares (b)	401,302	5,574
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	259,679	3,381
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	447,056	12,035
STI Classic Small Cap Growth Stock Fund, I Shares * (b)	117,052	2,412
STI Classic Small Cap Value Equity Fund, I Shares (b)	236,948	4,111

Total Equity Funds (Cost $110,387)		132,968

Fixed Income Funds (40.9%)
STI Classic Seix Floating Rate High Income Fund, I Shares (b)	482,739	4,818
STI Classic Seix High Yield Fund, I Shares (b)	222,445	2,411
STI Classic Total Return Bond Fund, I Shares (b)	8,939,511	89,038
STI Classic U.S. Government Securities Ultra-Short Bond Fund, I Shares (b)	242,340	2,411

Total Fixed Income Funds (Cost $99,498)		98,678

Money Market Fund (4.0%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	9,722,189	9,722

Total Money Market Fund (Cost $9,722)		9,722

Total Investments (Cost $219,607) (a) — 100.0%		241,368
Liabilities in excess of other assets — 0.0%		(45)

Net Assets — 100.0%		$241,323

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $222,494 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$20,062

Unrealized Depreciation	(1,188)

Unrealized Appreciation (Depreciation)	$18,874

(b)	Affiliate investment.

See Notes to Financial Statements.

94

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Target Date 2015 Fund

	Shares	Value($)

Equity Funds (82.4%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	11,388	144
STI Classic Capital Appreciation Fund, I Shares (b)	12,834	165
STI Classic Emerging Growth Stock Fund, I Shares * (b)	2,373	31
STI Classic International Equity Index Fund, I Shares (b)	19,513	364
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	13,184	186
STI Classic Large Cap Relative Value Fund, I Shares (b)	18,564	330
STI Classic Large Cap Value Equity Fund, I Shares (b)	12,259	185
STI Classic Mid-Cap Equity Fund, I Shares (b)	5,213	72
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	3,166	41
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	6,126	165
STI Classic Small Cap Growth Stock Fund, I Shares * (b)	999	21

Total Equity Funds (Cost $1,639)		1,704

Fixed Income Funds (12.9%)
STI Classic Seix Floating Rate High Income Fund, I Shares (b)	2,060	21
STI Classic Seix High Yield Fund, I Shares (b)	3,798	41
STI Classic Total Return Bond Fund, I Shares (b)	18,560	184
STI Classic U.S. Government Securities Ultra-Short Bond Fund, I Shares (b)	2,068	21

Total Fixed Income Funds (Cost $265)		267

Exchange Traded Fund (2.5%)
iShares Russell 2000 Value Index Fund	642	52

Total Exchange Traded Fund (Cost $50)		52

Money Market Fund (2.2%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	45,196	45

Total Money Market Fund (Cost $45)		45

Total Investments (Cost $1,999) (a) — 100.0%		2,068
Other assets in excess of liabilities — 0.0%		1

Net Assets — 100.0%		$2,069

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $2,000 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$74

Unrealized Depreciation	(6)

Unrealized Appreciation (Depreciation)	$68

(b)	Affiliate investment.

See Notes to Financial Statements.

95

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Target Date 2025 Fund

	Shares	Value($)

Equity Funds (92.0%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	29,972	379
STI Classic Capital Appreciation Fund, I Shares (b)	33,199	427
STI Classic Emerging Growth Stock Fund, I Shares * (b)	5,465	71
STI Classic International Equity Index Fund, I Shares (b)	49,938	931
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	33,706	475
STI Classic Large Cap Relative Value Fund, I Shares (b)	48,021	854
STI Classic Large Cap Value Equity Fund, I Shares (b)	31,329	474
STI Classic Mid-Cap Equity Fund, I Shares (b)	13,700	190
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	7,286	95
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	15,858	427
STI Classic Small Cap Growth Stock Fund, I Shares * (b)	2,301	47

Total Equity Funds (Cost $4,241)		4,370

Fixed Income Fund (3.0%)
STI Classic Total Return Bond Fund, I Shares (b)	14,252	142

Total Fixed Income Fund (Cost $142)		142

Exchange Traded Fund (3.0%)
iShares Russell 2000 Value Index Fund	1,767	143

Total Exchange Traded Fund (Cost $139)		143

Money Market Fund (2.2%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	105,317	105

Total Money Market Fund (Cost $105)		105

Total Investments (Cost $4,627) (a) — 100.2%		4,760
Liabilities in excess of other assets — (0.2)%		(11)

Net Assets — 100.0%		$4,749

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $4,630 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$137

Unrealized Depreciation	(7)

Unrealized Appreciation (Depreciation)	$130

(b)	Affiliate investment.

See Notes to Financial Statements.

96

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Life Vision Target Date 2035 Fund

	Shares	Value($)

Equity Funds (93.1%)
STI Classic Aggressive Growth Stock Fund, I Shares * (b)	8,285	105
STI Classic Capital Appreciation Fund, I Shares (b)	9,154	118
STI Classic Emerging Growth Stock Fund, I Shares * (b)	2,014	26
STI Classic International Equity Index Fund, I Shares (b)	14,093	263
STI Classic Large Cap Quantitative Equity Fund, I Shares (b)	9,305	131
STI Classic Large Cap Relative Value Fund, I Shares (b)	13,609	242
STI Classic Large Cap Value Equity Fund, I Shares (b)	8,642	131
STI Classic Mid-Cap Equity Fund, I Shares (b)	3,778	52
STI Classic Mid-Cap Value Equity Fund, I Shares (b)	2,514	33
STI Classic Select Large Cap Growth Stock Fund, I Shares (b)	4,378	118
STI Classic Small Cap Growth Stock Fund, I Shares * (b)	637	13

Total Equity Funds (Cost $1,166)		1,232

Fixed Income Fund (1.0%)
STI Classic Total Return Bond Fund, I Shares (b)	1,314	13

Total Fixed Income Fund (Cost $13)		13

Exchange Traded Fund (3.0%)
iShares Russell 2000 Value Index Fund	487	39

Total Exchange Traded Fund (Cost $37)		39

Money Market Fund (4.0%)
STI Classic Prime Quality Money Market Fund, I Shares, 4.899% (b)	52,975	53

Total Money Market Fund (Cost $53)		53

Total Investments (Cost $1,269) (a) — 101.1%		1,337
Liabilities in excess of other assets — (1.1)%		(15)

Net Assets — 100.0%		$1,322

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $1,267 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$72

Unrealized Depreciation	(2)

Unrealized Appreciation (Depreciation)	$70

(b)	Affiliate investment.

See Notes to Financial Statements.

97

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

	Aggressive	Capital	Emerging		International	Large Cap
	Growth Stock	Appreciation	Growth Stock	International	Equity	Quantitative
	Fund	Fund	Fund	Equity Fund	Index Fund	Equity Fund

Assets:

Total Investments, at Cost	$269,528	$1,252,930	$94,527	$1,072,363	$844,464	$317,774

Investments, at Value*	$324,755	$1,415,234	$110,336	$1,344,458	$1,225,124	$308,673

Investment in Affiliates, at Value (Cost $4,652, $—, $1,488, $—, $— and $16,852, respectively)	4,652	—	1,488	—	—	16,852

Total Investments	329,407	1,415,234	111,824	1,344,458	1,225,124	325,525

Cash	—	88	314	—	—	—

Foreign Currency, at Value (Cost $—, $—, $—, $14,410, $12,020 and $—, respectively)	—	—	—	14,514	12,614	—

Interest and Dividends Receivable	23	666	9	4,791	2,813	265

Receivable for Investment Securities Sold	370	4,982	202	38,995	—	—

Receivable for Capital Shares Sold	410	985	146	649	1,348	363

Reclaims Receivable	—	—	—	93	93	—

Prepaid Expenses	9	10	5	12	3	6

Total Assets	330,219	1,421,965	112,500	1,403,512	1,241,995	326,159

Liabilities:

Payable for Investment Securities Purchased	1,290	—	543	32,070	—	14,095

Payable for Capital Shares Redeemed	1,198	3,660	49	2,053	2,203	478

Payable upon Return of Securities Loaned	—	193,417	—	179,638	231,051	—

Investment Advisory Fees Payable	302	996	103	1,099	405	214

Administration and Fund Accounting Fees Payable	6	26	1	24	9	6

Compliance Services Fees Payable	1	5	—	4	3	2

Distribution and Service Fees Payable	3	52	—	11	8	1

Custodian Fees Payable	3	10	2	316	293	7

Accrued Expenses	24	91	10	81	75	31

Total Liabilities	2,827	198,257	708	215,296	234,047	14,834

Total Net Assets	$327,392	$1,223,708	$111,792	$1,188,216	$1,007,948	$311,325

Net Assets Consist of:

Capital	$288,179	$1,001,050	$93,760	$849,353	$689,716	$282,053

Accumulated Net Investment Income (Loss)	(8)	(3)	(11)	499	(2,516)	30

Accumulated Net Realized Gains (Losses) on Investment Transactions and Foreign Currency Transactions	(20,658)	60,357	746	66,111	(60,532)	21,491

Net Unrealized Appreciation on Investments and Foreign Currency Transactions	59,879	162,304	17,297	272,253	381,280	7,751

Total Net Assets	$327,392	$1,223,708	$111,792	$1,188,216	$1,007,948	$311,325

Net Assets:

I Shares	$323,303	$1,105,504	$111,078	$1,165,510	$994,685	$309,126

A Shares	$553	$80,848	$615	$14,277	$5,921	$944

C Shares	$3,536	$37,356	$99	$8,429	$7,342	$1,255

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	25,575	85,970	8,567	69,272	53,356	21,948

A Shares	44	6,630	48	857	320	68

C Shares	288	3,287	8	535	408	92

Net Asset Value and Redemption Price Per Share: †

I Shares	$12.64	$12.86	$12.97	$16.83	$18.64	$14.08

A Shares	$12.53	$12.19	$12.83	$16.67	$18.49	$13.97

C Shares**	$12.27	$11.36	$12.59	$15.76	$17.99	$13.61

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$12.64	$12.86	$12.97	$16.83	$18.64	$14.08

A Shares	$13.29	$12.93	$13.61	$17.69	$19.62	$14.82

C Shares	$12.27	$11.36	$12.59	$15.76	$17.99	$13.61

Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

*	The Capital Appreciation Fund, International Equity Fund and International Equity Index Fund include securities on loan of $187,298, $171,348 and $220,589, respectively.
**	Redemption price per share varies by length of time shares are held.
†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

98

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

	Large Cap	Large Cap	Mid-Cap	Mid-Cap	Select Large	Small Cap
	Relative Value	Value Equity	Equity	Value Equity	Cap Growth	Growth Stock
	Fund	Fund	Fund	Fund	Stock Fund	Fund

Assets:

Total Investments, at Cost	$1,483,170	$1,030,058	$384,998	$349,023	$137,241	$1,122,243

Investments, at Value*	$1,791,418	$1,108,189	$439,311	$352,955	$136,083	$1,265,626

Investment in Affiliates, at Value (Cost $8,616, $50,837, $7,257, $8,290, $12,460 and $19,545, respectively)	8,616	50,837	7,257	8,290	12,460	19,545

Total Investments	1,800,034	1,159,026	446,568	361,245	148,543	1,285,171

Cash	—	—	1,329	—	—	—

Interest and Dividends Receivable	1,419	1,060	348	492	203	428

Receivable for Investment Securities Sold	15,061	5,730	1,384	2,959	—	6,281

Receivable for Capital Shares Sold	1,934	2,938	579	4,996	16	1,197

Prepaid Expenses	5	8	7	9	9	8

Total Assets	1,818,453	1,168,762	450,215	369,701	148,771	1,293,085

Liabilities:

Payable for Fund Overdraft	—	—	—	—	—	4,547

Payable for Investment Securities Purchased	17,879	28,902	1,329	6,411	7,819	2,098

Payable for Capital Shares Redeemed	5,264	684	1,105	802	421	4,458

Payable upon Return of Securities Loaned	123,651	142,278	90,823	73,639	9,089	389,520

Investment Advisory Fees Payable	1,138	638	300	232	99	877

Administration and Fund Accounting Fees Payable	33	20	7	6	1	15

Compliance Services Fees Payable	6	3	1	1	—	4

Distribution and Service Fees Payable	68	50	12	6	28	25

Custodian Fees Payable	12	8	8	4	2	18

Accrued Expenses	117	75	27	20	19	88

Total Liabilities	148,168	172,658	93,612	81,121	17,478	401,650

Total Net Assets	$1,670,285	$996,104	$356,603	$288,580	$131,293	$891,435

Net Assets Consist of:

Capital	$1,277,158	$831,574	$287,923	$252,570	$297,039	$678,225

Accumulated Net Investment Income (Loss)	(2)	68	13	173	43	147

Accumulated Net Realized Gains (Losses) on Investment Transactions	76,265	35,494	7,097	23,615	(177,091)	50,135

Net Unrealized Appreciation on Investments	316,864	128,968	61,570	12,222	11,302	162,928

Total Net Assets	$1,670,285	$996,104	$356,603	$288,580	$131,293	$891,435

Net Assets:

I Shares	$1,554,971	$893,491	$333,976	$278,949	$98,027	$845,570

A Shares	$46,878	$62,390	$11,773	$3,362	$371	$24,320

C Shares	$68,436	$40,223	$10,854	$6,269	$32,895	$21,545

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	87,389	59,066	24,041	21,432	3,641	41,033

A Shares	2,609	4,137	887	259	14	1,219

C Shares	3,898	2,695	892	486	1,320	1,167

Net Asset Value and Redemption Price Per Share: †

I Shares	$17.79	$15.13	$13.89	$13.02	$26.92	$20.61

A Shares	$17.97	$15.08	$13.28	$12.97	$26.73	$19.96

C Shares**	$17.56	$14.92	$12.16	$12.91	$24.93	$18.46

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$17.79	$15.13	$13.89	$13.02	$26.92	$20.61

A Shares	$19.07	$16.00	$14.09	$13.76	$28.36	$21.18

C Shares	$17.56	$14.92	$12.16	$12.91	$24.93	$18.46

Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

*	The Large Cap Relative Value Fund, Large Cap Value Equity Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund include securities on loan of $120,012, $138,335, $88,196, $71,326, $8,874 and $379,335, respectively.
**	Redemption price per share varies by length of time shares are held.
†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

99

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

	Small Cap	Small Cap	Life Vision	Life Vision	Life Vision	Life Vision
	Quantitative	Value Equity	Aggressive	Conservative	Growth and	Moderate
	Equity Fund	Fund	Growth Fund	Fund	Income Fund	Growth Fund

Assets:

Total Investments, at Cost	$14,940	$751,539	$50,847	$9,207	$119,935	$219,607

Investments, at Value*	$14,516	$858,464	$—	$—	$—	$—

Investment in Affiliates, at Value (Cost $411, $10,576, $50,847, $9,207, $119,935 and $219,607, respectively)	411	10,576	63,382	9,603	140,920	241,368

Total Investments	14,927	869,040	63,382	9,603	140,920	241,368

Interest and Dividends Receivable	26	1,102	7	33	178	504

Receivable for Investment Securities Sold	—	3,076	—	—	—	—

Receivable for Capital Shares Sold	—	483	59	1	148	197

Prepaid Expenses	—	10	1	1	2	3

Total Assets	14,953	873,711	63,449	9,638	141,248	242,072

Liabilities:

Payable for Investment Securities Purchased	—	3,975	—	—	—	—

Payable for Capital Shares Redeemed	157	2,507	144	12	78	674

Payable upon Return of Securities Loaned	—	148,922	—	—	—	—

Investment Advisory Fees Payable	13	683	6	—	12	21

Administration and Fund Accounting Fees Payable	—	14	1	—	3	5

Compliance Services Fees Payable	—	3	—	—	1	1

Distribution and Service Fees Payable	—	9	6	4	17	32

Custodian Fees Payable	18	9	1	1	1	2

Accrued Expenses	15	52	5	3	9	14

Total Liabilities	203	156,174	163	20	121	749

Total Net Assets	$14,750	$717,537	$63,286	$9,618	$141,127	$241,323

Net Assets Consist of:

Capital	$14,861	$518,554	$48,516	$9,163	$116,210	$221,546

Accumulated Net Investment Income (Loss)	1	100	1	11	51	162

Accumulated Net Realized Gains (Losses) on Investment Transactions	(99)	81,382	2,234	48	3,881	(2,146)

Net Unrealized Appreciation (Depreciation) on Investments	(13)	117,501	12,535	396	20,985	21,761

Total Net Assets	$14,750	$717,537	$63,286	$9,618	$141,127	$241,323

Net Assets:

I Shares	$14,690	$674,619	$53,098	$3,362	$111,848	$193,107

A Shares	$49	$7,629	$3,040	$811	$6,778	$11,069

C Shares	$11	$35,289	$1,573	$792	$5,535	$24,424

B Shares	N/A	N/A	$5,575	$4,653	$16,966	$12,723

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	1,498	38,886	4,084	296	8,679	17,746

A Shares	5	444	234	71	527	1,017

C Shares	1	2,105	121	70	432	2,248

B Shares	N/A	N/A	434	409	1,318	1,172

Net Asset Value and Redemption Price Per Share: †

I Shares	$9.81	$17.35	$13.00	$11.37	$12.89	$10.88

A Shares	$9.79	$17.20	$12.97	$11.38	$12.87	$10.88

C Shares**	$9.72	$16.76	$12.98	$11.37	$12.83	$10.86

B Shares**	N/A	N/A	$12.84	$11.38	$12.87	$10.86

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$9.81	$17.35	$13.00	$11.37	$12.89	$10.88

A Shares	$10.39	$18.25	$13.76	$11.95	$13.66	$11.54

C Shares	$9.72	$16.76	$12.98	$11.37	$12.83	$10.86

B Shares	N/A	N/A	$12.84	$11.38	$12.87	$10.86

Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	4.75%	5.75%	5.75%

*	The Small Cap Value Equity Fund includes securities on loan of $144,716.
**	Redemption price per share varies by length of time shares are held.
†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

100

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

	Life Vision	Life Vision	Life Vision
	Target Date	Target Date	Target Date
	2015 Fund	2025 Fund	2035 Fund

Assets:

Total Investments, at Cost	$1,999	$4,627	$1,269

Investments, at Value	$52	$143	$39

Investment in Affiliates, at Value (Cost $1,949, $4,488 and $1,232, respectively)	2,016	4,617	1,298

Total Investments	2,068	4,760	1,337

Interest and Dividends Receivable	1	1	—

Receivable for Capital Shares Sold	2	2	15

Prepaid Expenses	1	1	1

Total Assets	2,072	4,764	1,353

Liabilities:

Payable for Investment Securities Purchased	—	—	27

Payable for Capital Shares Redeemed	—	11	—

Investment Advisory Fees Payable	2	1	1

Custodian Fees Payable	1	2	1

Accrued Expenses	—	1	2

Total Liabilities	3	15	31

Total Net Assets	$2,069	$4,749	$1,322

Net Assets Consist of:

Capital	$1,978	$4,551	$1,225

Accumulated Net Investment Income	1	1	—

Accumulated Net Realized Gains on Investment Transactions	21	64	29

Net Unrealized Appreciation on Investments	69	133	68

Total Net Assets	$2,069	$4,749	$1,322

Net Assets:

I Shares	$2,067	$4,704	$1,318

A Shares	$2	$45	$4

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	179	394	113

A Shares	—	4	—

Net Asset Value and Redemption Price Per Share: †

I Shares	$11.56	$11.93	$11.64

A Shares	$11.56	$11.93	$11.64

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$11.56	$11.93	$11.64

A Shares	$12.27	$12.66	$12.35

Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%

†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

101

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

	Aggressive	Capital	Emerging		International	Large Cap
	Growth Stock	Appreciation	Growth	International	Equity	Quantitative
	Fund	Fund	Stock Fund	Equity Fund	Index Fund	Equity Fund

Investment Income:

Dividend Income	$983	$17,912	$146	$27,465	$23,098	$4,435

Dividend Income from Affiliated Investment Companies	116	370	112	—	—	76

Interest Income	84	376	10	596	749	35

Income from Securities Lending	—	748	—	1,270	1,482	—

Less: Foreign Taxes Withheld	—	—	—	(2,352)	(2,413)	—

Total Investment Income	1,183	19,406	268	26,979	22,916	4,546

Expenses:

Investment Advisory Fees	3,425	12,363	905	11,905	4,313	2,761

Administration and Fund Accounting Fees	79	337	21	270	223	82

Compliance Services Fees	6	24	2	19	16	12

Distribution Fees — A Shares	2	265	1	41	17	3

Distribution and Service Fees — C Shares	41	429	1	84	60	14

Custodian Fees	16	17	9	590	633	23

Professional Fees	15	59	4	50	42	19

Insurance Fees	2	18	—	10	17	5

Registration Fees	30	(6)	23	34	16	28

Transfer Agent Fees	17	112	1	19	6	1

Printing Fees	14	53	5	37	26	28

Trustees’ Fees	7	30	2	24	20	7

Other Fees	15	(1)	1	55	100	14

Total Expenses	3,669	13,700	975	13,138	5,489	2,997

Less: Administration Fees Waived	(2)	(7)	(9)	(7)	(17)	(2)

Net Expenses	3,667	13,693	966	13,131	5,472	2,995

Net Investment Income (Loss)	(2,484)	5,713	(698)	13,848	17,444	1,551

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net Realized Gain (Loss) on Investments Sold and Foreign Currency Transactions	(11,788)	60,872	1,704	96,943	7,770	24,394

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	29,196	(3,769)	6,460	70,475	143,488	(6,151)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	17,408	57,103	8,164	167,418	151,258	18,243

Change in Net Assets from Operations	$14,924	$62,816	$7,466	$181,266	$168,702	$19,794

Amounts designated as “— ” are $0 or have been rounded to $0.

See Notes to Financial Statements.

102

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

	Large Cap	Large Cap		Mid-Cap	Select Large	Small Cap
	Relative	Value	Mid-Cap	Value	Cap Growth	Growth
	Value Fund	Equity Fund	Equity Fund	Equity Fund	Stock Fund	Stock Fund

Investment Income:

Dividend Income	$35,615	$20,528	$5,229	$5,143	$1,462	$4,207

Dividend Income from Affiliated Investment Companies	513	1,501	167	380	120	709

Interest Income	—	171	455	—	17	960

Income from Securities Lending	513	310	228	180	21	3,021

Total Investment Income	36,641	22,510	6,079	5,703	1,620	8,897

Expenses:

Investment Advisory Fees	13,020	7,163	4,050	2,667	885	14,936

Administration and Fund Accounting Fees	409	232	102	67	26	344

Compliance Services Fees	23	17	7	5	2	24

Distribution Fees — A Shares	119	188	37	9	1	140

Distribution and Service Fees — C Shares	730	420	116	63	392	273

Custodian Fees	32	16	27	11	2	66

Professional Fees	65	43	17	12	5	55

Insurance Fees	33	21	8	6	3	29

Registration Fees	4	20	32	30	26	30

Transfer Agent Fees	109	72	50	10	56	241

Printing Fees	40	36	16	11	10	57

Trustees’ Fees	36	21	9	6	2	31

Other Fees	4	1	11	3	5	19

Total Expenses	14,624	8,250	4,482	2,900	1,415	16,245

Less: Administration Fees Waived	(9)	(6)	(2)	(2)	(6)	(45)

Net Expenses	14,615	8,244	4,480	2,898	1,409	16,200

Net Investment Income (Loss)	22,026	14,266	1,599	2,805	211	(7,303)

Net Realized and Unrealized Gain (Loss) on Investments:

Net Realized Gain on Investments Sold	121,792	102,395	29,613	49,345	17,498	54,274

Net Change in Unrealized Appreciation (Depreciation) on Investments	47,465	13,084	945	(9,247)	(16,393)	(211,108)

Net Realized and Unrealized Gain (Loss) on Investments	169,257	115,479	30,558	40,098	1,105	(156,834)

Change in Net Assets from Operations	$191,283	$129,745	$32,157	$42,903	$1,316	$(164,137)

Amounts designated as “— ” are $0 or have been rounded to $0.

See Notes to Financial Statements.

103

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

	Small Cap	Small Cap	Life Vision	Life Vision	Life Vision	Life Vision
	Quantitative	Value	Aggressive	Conservative	Growth and	Moderate
	Equity Fund(a)	Equity Fund	Growth Fund	Fund	Income Fund	Growth Fund

Investment Income:

Dividend Income	$216	$11,881	$—	$—	$—	$—

Dividend Income from Affiliated Investment Companies	7	584	720	398	2,945	5,622

Interest Income	5	77	—	—	—	—

Income from Securities Lending	—	427	—	—	—	—

Total Investment Income	228	12,969	720	398	2,945	5,622

Expenses:

Investment Advisory Fees	197	8,476	64	10	135	189

Administration and Fund Accounting Fees	5	189	16	2	34	48

Compliance Services Fees	—	13	1	—	2	3

Distribution Fees — A Shares	—	17	8	3	19	19

Distribution and Service Fees — C Shares	—	98	13	7	42	39

Distribution Fees — B Shares	—	—	41	36	128	98

Custodian Fees	71	24	7	6	6	6

Professional Fees	9	33	3	—	7	11

Insurance Fees	—	17	1	—	3	4

Registration Fees	17	17	7	4	9	3

Transfer Agent Fees	—	42	6	3	18	12

Printing Fees	8	33	8	2	16	21

Trustees’ Fees	—	17	1	—	3	4

Other Fees	9	5	3	4	3	4

Total Expenses	316	8,981	179	77	425	461

Less: Investment Advisory Fees Waived	(5)	—	—	(10)	—	—

Less: Administration Fees Waived or Fees Reimbursed	(103)	(4)	—	(1)	(1)	(1)

Net Expenses	208	8,977	179	66	424	460

Net Investment Income (Loss)	20	3,992	541	332	2,521	5,162

Net Realized and Unrealized Gain (Loss) on Investments:

Capital Gain Received from Investments in Affiliated Investment Companies	—	—	2,525	84	4,138	4,083

Net Realized Gain (Loss) on Investments Sold *	(99)	162,868	1,588	(5)	2,187	2,093

Net Change in Unrealized Appreciation (Depreciation) on Investments *	(13)	(117,368)	1,277	170	2,685	3,313

Net Realized and Unrealized Gain (Loss) on Investments	(112)	45,500	5,390	249	9,010	9,489

Change in Net Assets from Operations	$(92)	$49,492	$5,931	$581	$11,531	$14,651

*	Net realized gain on securities sold and net change in unrealized appreciation on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.
(a)	From commencement of operations on April 3, 2006.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

104

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

	Life Vision	Life Vision	Life Vision
	Target Date	Target Date	Target Date
	2015 Fund	2025 Fund	2035 Fund

Investment Income:

Dividend Income	$—	$1	$—

Dividend Income from Affiliated Investment Companies	21	29	11

Total Investment Income	21	30	11

Expenses:

Investment Advisory Fees	1	2	1

Administration and Fund Accounting Fees	—	1	—

Custodian Fees	5	7	6

Registration Fees	13	13	13

Other Fees	3	2	2

Total Expenses	22	25	22

Less: Investment Advisory Fees Waived and Fees Reimbursed	(20)	(21)	(21)

Net Expenses	2	4	1

Net Investment Income	19	26	10

Net Realized and Unrealized Gain on Investments:

Capital Gain Received from Investments in Affiliated Investment Companies	37	91	43

Net Realized (Loss) on Investments Sold *	(6)	(4)	(3)

Net Change in Unrealized Appreciation on Investments *	58	115	51

Net Realized and Unrealized Gain on Investments	89	202	91

Change in Net Assets from Operations	$108	$228	$101

*	Net realized gain on securities sold and net change in unrealized appreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

105

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Capital Appreciation		Emerging Growth
	Stock Fund		Fund		Stock Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income (Loss)	$(2,484)	$(722)	$5,713	$2,425	$(698)	$(255)

Net Realized Gain (Loss) on Investments Sold, Forward Foreign Currencies and Foreign Currency Transactions	(11,788)	(3,816)	60,872	55,310	1,704	1,325

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	29,196	27,629	(3,769)	51,746	6,460	9,111

Net Increase from Payments by Affiliates	—	—	—	—	—	—

Change in Net Assets from Operations	14,924	23,091	62,816	109,481	7,466	10,181

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	—	(5)	(5,740)	(2,305)	—	—

A Shares	—	—	(242)	—	—	—

C Shares	—	—	(30)	—	—	—

Net Realized Gains:

I Shares	—	—	(48,970)	(29,860)	—	—

A Shares	—	—	(3,726)	(2,465)	—	—

C Shares	—	—	(1,896)	(1,308)	—	—

Total Dividends and Distributions	—	(5)	(60,604)	(35,938)	—	—

Change in Net Assets from Capital Transactions	52,502	171,957	(231,356)	(316,585)	55,623	17,908

Change in Net Assets	67,426	195,043	(229,144)	(243,042)	63,089	28,089

Net Assets:

Beginning of Period	259,966	64,923	1,452,852	1,695,894	48,703	20,614

End of Period	$327,392	$259,966	$1,223,708	$1,452,852	$111,792	$48,703

Accumulated Net Investment Income (Loss), End of Period	$(8)	$(11)	$(3)	$120	$(11)	$(15)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	International
	Equity Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income (Loss)	$13,848	$9,597

Net Realized Gain (Loss) on Investments Sold, Forward Foreign Currencies and Foreign Currency Transactions	96,943	46,895

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	70,475	110,353

Net Increase from Payments by Affiliates	—	2

Change in Net Assets from Operations	181,266	166,847

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(18,408)	(8,756)

A Shares	(203)	(88)

C Shares	(67)	—

Net Realized Gains:

I Shares	(150)	—

A Shares	(2)	—

C Shares	(1)	—

Total Dividends and Distributions	(18,831)	(8,844)

Change in Net Assets from Capital Transactions	78,547	291,758

Change in Net Assets	240,982	449,761

Net Assets:

Beginning of Period	947,234	497,473

End of Period	$1,188,216	$947,234

Accumulated Net Investment Income (Loss), End of Period	$499	$1,088

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

106

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Capital Appreciation		Emerging Growth
	Stock Fund		Fund		Stock Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$194,041	$193,192	$302,082	$390,413	$106,285	$25,991

Dividends Reinvested	—	2	36,401	22,561	—	—

Cost of Shares Redeemed	(139,963)	(19,718)	(532,077)	(676,657)	(51,032)	(8,236)

Change in Net Assets from I Shares	$54,078	$173,476	$(193,594)	$(263,683)	$55,253	$17,755

A Shares:

Proceeds from Shares Issued	$2,944	$190	$6,028	$8,707	$516	$116

Dividends Reinvested	—	—	3,828	2,391	—	—

Cost of Shares Redeemed	(2,815)	(43)	(33,556)	(38,114)	(142)	(18)

Change in Net Assets from A Shares	$129	$147	$(23,700)	$(27,016)	$374	$98

C Shares:

Proceeds from Shares Issued	$104	$218	$418	$1,332	$68	$55

Dividends Reinvested	—	—	1,866	1,268	—	—

Cost of Shares Redeemed	(1,809)	(1,884)	(16,346)	(28,486)	(72)	—

Change in Net Assets from C Shares	$(1,705)	$(1,666)	$(14,062)	$(25,886)	$(4)	$55

Change in Net Assets from Capital Transactions	$52,502	$171,957	$(231,356)	$(316,585)	$55,623	$17,908

Share Transactions:

I Shares:

Issued	16,703	16,618	23,675	31,807	8,835	2,376

Reinvested	—	—	2,827	1,810	—	—

Redeemed	(11,908)	(1,805)	(41,606)	(54,757)	(4,037)	(791)

Change in I Shares	4,795	14,813	(15,104)	(21,140)	4,798	1,585

A Shares:

Issued	276	17	498	745	42	10

Reinvested	—	—	313	202	—	—

Redeemed	(259)	(4)	(2,765)	(3,241)	(11)	(2)

Change in A Shares	17	13	(1,954)	(2,294)	31	8

C Shares:

Issued	9	21	37	121	5	5

Reinvested	—	—	163	114	—	—

Redeemed	(156)	(178)	(1,440)	(2,575)	(6)	—

Change in C Shares	(147)	(157)	(1,240)	(2,340)	(1)	5

Change in Shares	4,665	14,669	(18,298)	(25,774)	4,828	1,598

[Additional columns below]

[Continued from above table, first column(s) repeated]

	International
	Equity Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$371,965	$411,692

Dividends Reinvested	4,867	2,197

Cost of Shares Redeemed	(296,951)	(121,946)

Change in Net Assets from I Shares	$79,881	$291,943

A Shares:

Proceeds from Shares Issued	$14,548	$4,921

Dividends Reinvested	181	77

Cost of Shares Redeemed	(14,676)	(3,828)

Change in Net Assets from A Shares	$53	$1,170

C Shares:

Proceeds from Shares Issued	$414	$1,175

Dividends Reinvested	67	—

Cost of Shares Redeemed	(1,868)	(2,530)

Change in Net Assets from C Shares	$(1,387)	$(1,355)

Change in Net Assets from Capital Transactions	$78,547	$291,758

Share Transactions:

I Shares:

Issued	24,381	32,572

Reinvested	302	166

Redeemed	(19,398)	(9,601)

Change in I Shares	5,285	23,137

A Shares:

Issued	1,003	391

Reinvested	11	6

Redeemed	(981)	(302)

Change in A Shares	33	95

C Shares:

Issued	29	100

Reinvested	4	—

Redeemed	(130)	(217)

Change in C Shares	(97)	(117)

Change in Shares	5,221	23,115

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

107

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	International		Large Cap Quantitative		Large Cap Relative
	Equity Index Fund		Equity Fund		Value Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$17,444	$11,433	$1,551	$93	$22,026	$14,557

Net Realized Gain on Investments Sold, Forward Foreign Currencies and Foreign Currency Transactions	7,770	5,290	24,394	10,158	121,792	110,126

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	143,488	132,522	(6,151)	9,471	47,465	39,541

Net Increase from Payments by Affiliates	—	7	—	—	—	—

Change in Net Assets from Operations	168,702	149,252	19,794	19,722	191,283	164,224

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(18,118)	(9,595)	(1,533)	(60)	(21,852)	(13,698)

A Shares	(90)	(84)	(2)	—	(571)	(388)

C Shares	(85)	(8)	—	—	(357)	(93)

Net Realized Gains:

I Shares	—	—	(9,255)	(12,525)	(105,997)	(52,561)

A Shares	—	—	(36)	(77)	(3,279)	(1,849)

C Shares	—	—	(35)	(118)	(4,984)	(3,290)

Total Dividends and Distributions	(18,293)	(9,687)	(10,861)	(12,780)	(137,040)	(71,879)

Change in Net Assets from Capital Transactions	68,874	117,744	14,966	185,415	95,481	284,015

Change in Net Assets	219,283	257,309	23,899	192,357	149,724	376,360

Net Assets:

Beginning of Period	788,665	531,356	287,426	95,069	1,520,561	1,144,201

End of Period	$1,007,948	$788,665	$311,325	$287,426	$1,670,285	$1,520,561

Accumulated Net Investment Income (Loss), End of Period	$(2,516)	$(1,892)	$30	$14	$(2)	$858

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Large Cap Value
	Equity Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$14,266	$14,917

Net Realized Gain on Investments Sold, Forward Foreign Currencies and Foreign Currency Transactions	102,395	55,766

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	13,084	28,775

Net Increase from Payments by Affiliates	—	—

Change in Net Assets from Operations	129,745	99,458

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(13,131)	(13,581)

A Shares	(812)	(989)

C Shares	(264)	(340)

Net Realized Gains:

I Shares	(31,908)	—

A Shares	(2,337)	—

C Shares	(1,568)	—

Total Dividends and Distributions	(50,020)	(14,910)

Change in Net Assets from Capital Transactions	37,730	(127,185)

Change in Net Assets	117,455	(42,637)

Net Assets:

Beginning of Period	878,649	921,286

End of Period	$996,104	$878,649

Accumulated Net Investment Income (Loss), End of Period	$68	$9

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

108

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	International		Large Cap Quantitative		Large Cap Relative
	Equity Index Fund		Equity Fund		Value Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$308,565	$258,434	$144,181	$220,812	$442,012	$552,868

Dividends Reinvested	10,069	5,754	4,354	4,633	61,144	35,791

Cost of Shares Redeemed	(246,266)	(144,948)	(133,003)	(40,814)	(394,496)	(286,603)

Change in Net Assets from I Shares	$72,368	$119,240	$15,532	$184,631	$108,660	$302,056

A Shares:

Proceeds from Shares Issued	$5,082	$1,666	$1,708	$904	$13,376	$9,149

Dividends Reinvested	79	81	35	68	3,442	2,010

Cost of Shares Redeemed	(9,029)	(2,293)	(2,028)	(212)	(17,648)	(13,233)

Change in Net Assets from A Shares	$(3,868)	$(546)	$(285)	$760	$(830)	$(2,074)

C Shares:

Proceeds from Shares Issued	$2,610	$351	$97	$467	$2,091	$4,631

Dividends Reinvested	81	7	33	111	5,087	3,215

Cost of Shares Redeemed	(2,317)	(1,308)	(411)	(554)	(19,527)	(23,813)

Change in Net Assets from C Shares	$374	$(950)	$(281)	$24	$(12,349)	$(15,967)

Change in Net Assets from Capital Transactions	$68,874	$117,744	$14,966	$185,415	$95,481	$284,015

Share Transactions:

I Shares:

Issued	18,312	18,710	10,535	16,302	25,101	33,293

Reinvested	569	402	316	353	3,464	2,139

Redeemed	(14,496)	(10,515)	(9,605)	(2,988)	(22,343)	(17,149)

Change in I Shares	4,385	8,597	1,246	13,667	6,222	18,283

A Shares:

Issued	317	115	129	67	766	549

Reinvested	4	6	3	5	193	119

Redeemed	(554)	(167)	(151)	(16)	(992)	(786)

Change in A Shares	(233)	(46)	(19)	56	(33)	(118)

C Shares:

Issued	155	26	7	35	120	284

Reinvested	5	1	2	9	293	195

Redeemed	(144)	(101)	(31)	(42)	(1,124)	(1,453)

Change in C Shares	16	(74)	(22)	2	(711)	(974)

Change in Shares	4,168	8,477	1,205	13,725	5,478	17,191

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Large Cap Value
	Equity Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$188,156	$135,139

Dividends Reinvested	34,278	9,868

Cost of Shares Redeemed	(166,014)	(244,925)

Change in Net Assets from I Shares	$56,420	$(99,918)

A Shares:

Proceeds from Shares Issued	$5,244	$3,961

Dividends Reinvested	3,039	947

Cost of Shares Redeemed	(19,277)	(19,040)

Change in Net Assets from A Shares	$(10,994)	$(14,132)

C Shares:

Proceeds from Shares Issued	$991	$1,086

Dividends Reinvested	1,777	327

Cost of Shares Redeemed	(10,464)	(14,548)

Change in Net Assets from C Shares	$(7,696)	$(13,135)

Change in Net Assets from Capital Transactions	$37,730	$(127,185)

Share Transactions:

I Shares:

Issued	12,782	10,604

Reinvested	2,324	757

Redeemed	(11,371)	(18,995)

Change in I Shares	3,735	(7,634)

A Shares:

Issued	370	311

Reinvested	207	73

Redeemed	(1,351)	(1,484)

Change in A Shares	(774)	(1,100)

C Shares:

Issued	69	87

Reinvested	122	25

Redeemed	(731)	(1,152)

Change in C Shares	(540)	(1,040)

Change in Shares	2,421	(9,774)

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

109

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Mid-Cap		Mid-Cap Value		Select Large Cap
	Equity Fund		Equity Fund		Growth Stock Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income (Loss)	$1,599	$1,762	$2,805	$2,168	$211	$(276)

Net Realized Gain on Investments Sold	29,613	31,428	49,345	26,814	17,498	17,605

Net Change in Unrealized Appreciation (Depreciation) on Investments	945	22,166	(9,247)	9,917	(16,393)	(7,295)

Change in Net Assets from Operations	32,157	55,356	42,903	38,899	1,316	10,034

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(1,688)	(1,634)	(2,658)	(2,100)	(168)	(463)

A Shares	(26)	(36)	(22)	(15)	—	(2)

C Shares	—	—	(6)	(11)	—	(64)

Net Realized Gains:

I Shares	(24,539)	(14,705)	(40,247)	(20,403)	—	—

A Shares	(881)	(730)	(492)	(208)	—	—

C Shares	(879)	(694)	(949)	(598)	—	—

Total Dividends and Distributions	(28,013)	(17,799)	(44,374)	(23,335)	(168)	(529)

Change in Net Assets from Capital Transactions	(87,508)	158,637	37,716	19,071	6,784	(53,743)

Change in Net Assets	(83,364)	196,194	36,245	34,635	7,932	(44,238)

Net Assets:

Beginning of Period	439,967	243,773	252,335	217,700	123,361	167,599

End of Period	$356,603	$439,967	$288,580	$252,335	$131,293	$123,361

Accumulated Net Investment Income (Loss), End of Period	$13	$144	$173	$54	$43	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Small Cap
	Growth Stock Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income (Loss)	$(7,303)	$(9,311)

Net Realized Gain on Investments Sold	54,274	129,014

Net Change in Unrealized Appreciation (Depreciation) on Investments	(211,108)	224,874

Change in Net Assets from Operations	(164,137)	344,577

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	—	—

A Shares	—	—

C Shares	—	—

Net Realized Gains:

I Shares	(64,037)	(105,684)

A Shares	(1,912)	(3,574)

C Shares	(1,522)	(2,682)

Total Dividends and Distributions	(67,471)	(111,940)

Change in Net Assets from Capital Transactions	(614,776)	490,131

Change in Net Assets	(846,384)	722,768

Net Assets:

Beginning of Period	1,737,819	1,015,051

End of Period	$891,435	$1,737,819

Accumulated Net Investment Income (Loss), End of Period	$147	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

110

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Mid-Cap		Mid-Cap Value		Select Large Cap
	Equity Fund		Equity Fund		Growth Stock Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$121,973	$250,612	$141,296	$82,778	$66,219	$7,349

Dividends Reinvested	14,317	8,646	20,051	10,665	67	68

Cost of Shares Redeemed	(216,799)	(97,492)	(124,533)	(73,941)	(42,803)	(37,892)

Change in Net Assets from I Shares	$(80,509)	$161,766	$36,814	$19,502	$23,483	$(30,475)

A Shares:

Proceeds from Shares Issued	$2,572	$3,061	$1,703	$1,345	$259	$582

Dividends Reinvested	856	727	457	187	—	1

Cost of Shares Redeemed	(7,841)	(4,203)	(1,198)	(970)	(376)	(825)

Change in Net Assets from A Shares	$(4,413)	$(415)	$962	$562	$(117)	$(242)

C Shares:

Proceeds from Shares Issued	$303	$1,009	$616	$344	$280	$550

Dividends Reinvested	838	665	919	576	—	59

Cost of Shares Redeemed	(3,727)	(4,388)	(1,595)	(1,913)	(16,862)	(23,635)

Change in Net Assets from C Shares	$(2,586)	$(2,714)	$(60)	$(993)	$(16,582)	$(23,026)

Change in Net Assets from Capital Transactions	$(87,508)	$158,637	$37,716	$19,071	$6,784	$(53,743)

Share Transactions:

I Shares:

Issued	9,065	19,102	10,806	6,541	2,435	290

Reinvested	1,072	667	1,596	871	3	3

Redeemed	(16,117)	(7,583)	(9,501)	(5,921)	(1,681)	(1,509)

Change in I Shares	(5,980)	12,186	2,901	1,491	757	(1,216)

A Shares:

Issued	204	246	127	107	10	23

Reinvested	67	58	37	15	—	—

Redeemed	(604)	(341)	(91)	(77)	(14)	(33)

Change in A Shares	(333)	(37)	73	45	(4)	(10)

C Shares:

Issued	25	87	47	27	12	24

Reinvested	71	58	74	48	—	3

Redeemed	(315)	(380)	(122)	(152)	(700)	(1,016)

Change in C Shares	(219)	(235)	(1)	(77)	(688)	(989)

Change in Shares	(6,532)	11,914	2,973	1,459	65	(2,215)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Small Cap Growth
	Stock Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$432,211	$836,404

Dividends Reinvested	53,211	86,652

Cost of Shares Redeemed	(1,062,116)	(441,501)

Change in Net Assets from I Shares	$(576,694)	$481,555

A Shares:

Proceeds from Shares Issued	$21,465	$19,918

Dividends Reinvested	1,738	3,405

Cost of Shares Redeemed	(51,551)	(10,408)

Change in Net Assets from A Shares	$(28,348)	$12,915

C Shares:

Proceeds from Shares Issued	$855	$2,166

Dividends Reinvested	1,445	2,539

Cost of Shares Redeemed	(12,034)	(9,044)

Change in Net Assets from C Shares	$(9,734)	$(4,339)

Change in Net Assets from Capital Transactions	$(614,776)	$490,131

Share Transactions:

I Shares:

Issued	20,133	38,694

Reinvested	2,589	4,066

Redeemed	(51,099)	(20,410)

Change in I Shares	(28,377)	22,350

A Shares:

Issued	1,023	944

Reinvested	87	164

Redeemed	(2,493)	(498)

Change in A Shares	(1,383)	610

C Shares:

Issued	42	110

Reinvested	78	131

Redeemed	(637)	(466)

Change in C Shares	(517)	(225)

Change in Shares	(30,277)	22,735

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

111

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Small Cap
	Quantitative	Small Cap Value		Life Vision
	Equity Fund	Equity Fund		Aggressive Growth Fund

	04/03/06-*	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$20	$3,992	$3,550	$541	$650

Capital Gain Received from Investments in Affiliated Investment Companies	—	—	—	2,525	1,091

Net Realized Gain (Loss) on Investments Sold	(99)	162,868	190,190	1,588	959

Net Change in Unrealized Appreciation (Depreciation) on Investments	(13)	(117,368)	10,943	1,277	4,463

Change in Net Assets from Operations	(92)	49,492	204,683	5,931	7,163

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(19)	(4,008)	(3,434)	(1,056)	(583)

A Shares	—	(23)	(13)	(48)	(22)

C Shares	—	(134)	(118)	(16)	(5)

B Shares				(70)	(42)

Net Realized Gains:

I Shares	—	(161,578)	(142,285)	(1,015)	(519)

A Shares	—	(1,777)	(974)	(55)	(26)

C Shares	—	(9,018)	(8,202)	(26)	(8)

B Shares				(104)	(64)

Total Dividends and Distributions	(19)	(176,538)	(155,026)	(2,390)	(1,269)

Change in Net Assets from Capital Transactions	14,861	31,169	(11,427)	(2,541)	5,577

Change in Net Assets	14,750	(95,877)	38,230	1,000	11,471

Net Assets:

Beginning of Period	—	813,414	775,184	62,286	50,815

End of Period	$14,750	$717,537	$813,414	$63,286	$62,286

Accumulated Net Investment Income (Loss), End of Period	$1	$100	$273	$1	$1

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Life Vision
	Conservative Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$332	$262

Capital Gain Received from Investments in Affiliated Investment Companies	84	67

Net Realized Gain (Loss) on Investments Sold	(5)	28

Net Change in Unrealized Appreciation (Depreciation) on Investments	170	20

Change in Net Assets from Operations	581	377

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(130)	(74)

A Shares	(35)	(36)

C Shares	(23)	(17)

B Shares	(168)	(128)

Net Realized Gains:

I Shares	(29)	(14)

A Shares	(8)	(7)

C Shares	(7)	(4)

B Shares	(46)	(29)

Total Dividends and Distributions	(446)	(309)

Change in Net Assets from Capital Transactions	(931)	3,691

Change in Net Assets	(796)	3,759

Net Assets:

Beginning of Period	10,414	6,655

End of Period	$9,618	$10,414

Accumulated Net Investment Income (Loss), End of Period	$11	$11

*	Commencement of operations.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

112

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Small Cap
	Quantitative	Small Cap Value		Life Vision
	Equity Fund	Equity Fund		Aggressive Growth Fund

	04/03/06-*	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$26,808	$142,003	$173,077	$18,522	$15,960

Dividends Reinvested	7	135,202	106,300	2,024	1,089

Cost of Shares Redeemed	(12,013)	(246,253)	(290,041)	(23,246)	(12,553)

Change in Net Assets from I Shares	$14,802	$30,952	$(10,664)	$(2,700)	$4,496

A Shares:

Proceeds from Shares Issued	$48	$3,313	$1,825	$426	$957

Dividends Reinvested	—	1,441	644	102	46

Cost of Shares Redeemed	—	(1,322)	(2,054)	(264)	(711)

Change in Net Assets from A Shares	$48	$3,432	$415	$264	$292

C Shares:

Proceeds from Shares Issued	$11	$374	$696	$541	$1,184

Dividends Reinvested	—	8,830	7,953	42	13

Cost of Shares Redeemed	—	(12,419)	(9,827)	(228)	(120)

Change in Net Assets from C Shares	$11	$(3,215)	$(1,178)	$355	$1,077

B Shares:

Proceeds from Shares Issued				$133	$401

Dividends Reinvested				173	104

Cost of Shares Redeemed				(766)	(793)

Change in Net Assets from B Shares				$(460)	$(288)

Change in Net Assets from Capital Transactions	$14,861	$31,169	$(11,427)	$(2,541)	$5,577

Share Transactions:

I Shares:

Issued	2,728	7,539	8,501	1,482	1,378

Reinvested	1	8,068	5,755	158	92

Redeemed	(1,231)	(13,164)	(14,423)	(1,837)	(1,098)

Change in I Shares	1,498	2,443	(167)	(197)	372

A Shares:

Issued	5	172	89	34	84

Reinvested	—	87	35	8	4

Redeemed	—	(71)	(102)	(21)	(63)

Change in A Shares	5	188	22	21	25

C Shares:

Issued	1	19	35	43	102

Reinvested	—	546	442	3	1

Redeemed	—	(686)	(496)	(18)	(10)

Change in C Shares	1	(121)	(19)	28	93

B Shares:

Issued				11	36

Reinvested				14	9

Redeemed				(63)	(69)

Change in B Shares				(38)	(24)

Change in Shares	1,504	2,510	(164)	(186)	466

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Life Vision
	Conservative Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$1,752	$3,189

Dividends Reinvested	153	84

Cost of Shares Redeemed	(1,650)	(613)

Change in Net Assets from I Shares	$255	$2,660

A Shares:

Proceeds from Shares Issued	$108	$717

Dividends Reinvested	34	34

Cost of Shares Redeemed	(666)	(42)

Change in Net Assets from A Shares	$(524)	$709

C Shares:

Proceeds from Shares Issued	$366	$930

Dividends Reinvested	26	18

Cost of Shares Redeemed	(445)	(115)

Change in Net Assets from C Shares	$(53)	$833

B Shares:

Proceeds from Shares Issued	$6	$120

Dividends Reinvested	182	133

Cost of Shares Redeemed	(797)	(764)

Change in Net Assets from B Shares	$(609)	$(511)

Change in Net Assets from Capital Transactions	$(931)	$3,691

Share Transactions:

I Shares:

Issued	157	284

Reinvested	14	8

Redeemed	(149)	(55)

Change in I Shares	22	237

A Shares:

Issued	9	64

Reinvested	3	3

Redeemed	(59)	(4)

Change in A Shares	(47)	63

C Shares:

Issued	33	83

Reinvested	2	2

Redeemed	(40)	(10)

Change in C Shares	(5)	75

B Shares:

Issued	1	11

Reinvested	16	12

Redeemed	(71)	(68)

Change in B Shares	(54)	(45)

Change in Shares	(84)	330

*	Commencement of operations.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

113

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision		Life Vision		Life Vision
	Growth and Income Fund		Moderate Growth Fund		Target Date 2015 Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	10/12/05-*
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$2,521	$2,089	$5,162	$4,178	$19	$3

Capital Gain Received from Investments in Affiliated Investment Companies	4,138	1,834	4,083	1,945	37	3

Net Realized Gain (Loss) on Investments Sold	2,187	1,961	2,093	3,257	(6)	—

Net Change in Unrealized Appreciation on Investments	2,685	6,195	3,313	3,923	58	11

Change in Net Assets from Operations	11,531	12,079	14,651	13,303	108	17

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(2,977)	(1,750)	(5,550)	(3,669)	(29)	(2)

A Shares	(163)	(83)	(191)	(157)	—	—

C Shares	(86)	(21)	(85)	(20)

B Shares	(343)	(204)	(328)	(266)

Net Realized Gains:

I Shares	(2,198)	—	(6,776)	(3,087)	(3)	—

A Shares	(135)	—	(243)	(163)	—	—

C Shares	(96)	—	(84)	(26)

B Shares	(342)	—	(528)	(315)

Total Dividends and Distributions	(6,340)	(2,058)	(13,785)	(7,703)	(32)	(2)

Change in Net Assets from Capital Transactions	11,586	6,593	60,588	18,789	1,723	255

Change in Net Assets	16,777	16,614	61,454	24,389	1,799	270

Net Assets:

Beginning of Period	124,350	107,736	179,869	155,480	270	—

End of Period	$141,127	$124,350	$241,323	$179,869	$2,069	$270

Accumulated Net Investment Income (Loss), End of Period	$51	$40	$162	$116	$1	$1

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Life Vision
	Target Date 2025 Fund

	04/01/06-	10/21/05-*
	03/31/07	03/31/06

Operations:

Net Investment Income	$26	$3

Capital Gain Received from Investments in Affiliated Investment Companies	91	2

Net Realized Gain (Loss) on Investments Sold	(4)	—

Net Change in Unrealized Appreciation on Investments	115	18

Change in Net Assets from Operations	228	23

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(49)	(2)

A Shares	—	—

C Shares

B Shares

Net Realized Gains:

I Shares	(2)	—

A Shares	—	—

C Shares

B Shares

Total Dividends and Distributions	(51)	(2)

Change in Net Assets from Capital Transactions	3,462	1,089

Change in Net Assets	3,639	1,110

Net Assets:

Beginning of Period	1,110	—

End of Period	$4,749	$1,110

Accumulated Net Investment Income (Loss), End of Period	$1	$1

*	Commencement of operations.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

114

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision		Life Vision		Life Vision
	Growth and Income Fund		Moderate Growth Fund		Target Date 2015 Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	10/12/05*-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$41,607	$28,839	$48,287	$52,916	$1,890	$255

Proceeds from Shares Issued in Acquisition	—	—	32,309	—	—	—

Dividends Reinvested	5,153	1,747	12,207	6,685	31	2

Cost of Shares Redeemed	(37,048)	(28,075)	(58,615)	(38,674)	(200)	(2)

Change in Net Assets from I Shares	$9,712	$2,511	$34,188	$20,927	$1,721	$255

A Shares:(1)

Proceeds from Shares Issued	$1,435	$2,726	$1,015	$2,619	$2	$—

Proceeds from Shares Issued in Acquisition	—	—	5,098	—	—	—

Dividends Reinvested	297	82	414	311	—	—

Cost of Shares Redeemed	(946)	(1,078)	(1,346)	(5,501)	—	—

Change in Net Assets from A Shares	$786	$1,730	$5,181	$(2,571)	$2	$—

C Shares:

Proceeds from Shares Issued	$3,325	$3,013	$875	$1,691

Proceeds from Shares Issued in Acquisition	—	—	22,680	—

Dividends Reinvested	171	20	159	43

Cost of Shares Redeemed	(947)	(342)	(1,106)	(92)

Change in Net Assets from C Shares	$2,549	$2,691	$22,608	$1,642

B Shares:

Proceeds from Shares Issued	$213	$1,586	$25	$620

Dividends Reinvested	644	193	829	561

Cost of Shares Redeemed	(2,318)	(2,118)	(2,243)	(2,390)

Change in Net Assets from B Shares	$(1,461)	$(339)	$(1,389)	$(1,209)

Change in Net Assets from Capital Transactions	$11,586	$6,593	$60,588	$18,789	$1,723	$255

Share Transactions:

I Shares:

Issued	3,306	2,447	4,424	4,953	169	25

Issued in Acquisition	—	—	2,988	—	—	—

Reinvested	405	146	1,111	625	3	—

Redeemed	(2,916)	(2,382)	(5,371)	(3,619)	(18)	—

Change in I Shares	795	211	3,152	1,959	154	25

A Shares:(1)

Issued	117	232	94	246	—	—

Issued in Acquisition	—	—	471	—	—	—

Reinvested	23	7	38	29	—	—

Redeemed	(75)	(91)	(123)	(517)	—	—

Change in A Shares	65	148	480	(242)	—	—

C Shares:

Issued	268	254	79	160

Issued in Acquisition	—	—	2,101	—

Reinvested	13	2	15	4

Redeemed	(77)	(28)	(102)	(9)

Change in C Shares	204	228	2,093	155

B Shares:

Issued	17	138	2	59

Reinvested	51	16	76	53

Redeemed	(186)	(179)	(207)	(226)

Change in B Shares	(118)	(25)	(129)	(114)

Change in Shares	946	562	5,596	1,758	154	25

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Life Vision
	Target Date 2025 Fund

	04/01/06-	10/21/05*-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$3,629	$1,096

Proceeds from Shares Issued in Acquisition	—	—

Dividends Reinvested	50	2

Cost of Shares Redeemed	(259)	(9)

Change in Net Assets from I Shares	$3,420	$1,089

A Shares:(1)

Proceeds from Shares Issued	$42	$—

Proceeds from Shares Issued in Acquisition	—	—

Dividends Reinvested	—	—

Cost of Shares Redeemed	—	—

Change in Net Assets from A Shares	$42	$—

C Shares:

Proceeds from Shares Issued

Proceeds from Shares Issued in Acquisition

Dividends Reinvested

Cost of Shares Redeemed

Change in Net Assets from C Shares

B Shares:

Proceeds from Shares Issued

Dividends Reinvested

Cost of Shares Redeemed

Change in Net Assets from B Shares

Change in Net Assets from Capital Transactions	$3,462	$1,089

Share Transactions:

I Shares:

Issued	313	101

Issued in Acquisition	—	—

Reinvested	4	—

Redeemed	(23)	(1)

Change in I Shares	294	100

A Shares:(1)

Issued	4	—

Issued in Acquisition	—	—

Reinvested	—	—

Redeemed	—	—

Change in A Shares	4	—

C Shares:

Issued

Issued in Acquisition

Reinvested

Redeemed

Change in C Shares

B Shares:

Issued

Reinvested

Redeemed

Change in B Shares

Change in Shares	298	100

*	Commencement of operations.

(1)	A shares commenced operations beginning on January 5, 2007 for the Life Vision Target Date 2015 Fund and July 12, 2006 for the Life Vision Target Date 2025 Fund.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

115

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision
	Target Date 2035 Fund

	04/01/06-	11/02/05-*
	03/31/07	03/31/06

Operations:

Net Investment Income	$10	$3

Capital Gain Received from Investments in Affiliated Investment Companies	43	4

Net Realized Gain (Loss) on Investments Sold	(3)	1

Net Change in Unrealized Appreciation on Investments	51	17

Change in Net Assets from Operations	101	25

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(21)	(3)

Net Realized Gains:

I Shares	(5)	—

Total Dividends and Distributions	(26)	(3)

Change in Net Assets from Capital Transactions	657	568

Change in Net Assets	732	590

Net Assets:

Beginning of Period	590	—

End of Period	$1,322	$590

Accumulated Net Investment Income (Loss), End of Period	$—	$—

*	Commencement of operations.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

116

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
STI CLASSIC FUNDS  March 31, 2007  For the Periods Indicated  (Amounts in thousands)

	Life Vision
	Target Date 2035 Fund

	04/01/06-	11/02/05*-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$747	$634

Dividends Reinvested	26	3

Cost of Shares Redeemed	(120)	(69)

Change in Net Assets from I Shares	$653	$568

A Shares:(1)

Proceeds from Shares Issued	$4	$—

Change in Net Assets from A Shares	$4	$—

Change in Net Assets from Capital Transactions	$657	$568

Share Transactions:

I Shares:

Issued	67	61

Reinvested	2	—

Redeemed	(10)	(7)

Change in I Shares	59	54

A Shares:(1)

Issued	—	—

Change in A Shares	—	—

Change in Shares	59	54

*	Commencement of operations.

(1)	A shares commenced operations beginning on May 4, 2006.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

117

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Aggressive Growth Stock Fund
I Shares

Year Ended March 31, 2007	$12.24	$(0.09	)(a)	$0.49	$0.40	$—	$—	$—

Year Ended March 31, 2006	9.89	(0.07	)(a)	2.42	2.35	— *	—	— *

Period Ended March 31, 2005	10.00	(0.06	)(a)	(0.05)	(0.11)	—	—	—

Period Ended May 31, 2004(b)	10.00	(0.02	)(a)	0.02	—	—	—	—
A Shares

Year Ended March 31, 2007	12.16	(0.12	)(a)	0.49	0.37	—	—	—

Year Ended March 31, 2006	9.84	(0.10	)(a)	2.42	2.32	—	—	—

Period Ended March 31, 2005	9.99	(0.09	)(a)	(0.06)	(0.15)	—	—	—

Period Ended May 31, 2004(b)	10.00	(0.03	)(a)	0.02	(0.01)	—	—	—
C Shares

Year Ended March 31, 2007	12.00	(0.20	)(a)	0.47	0.27	—	—	—

Year Ended March 31, 2006	9.78	(0.17	)(a)	2.39	2.22	—	—	—

Period Ended March 31, 2005	9.97	(0.15	)(a)	(0.04)	(0.19)	—	—	—

Period Ended May 31, 2004(b)	10.00	(0.04	)(a)	0.01	(0.03)	—	—	—

Capital Appreciation Fund
I Shares

Year Ended March 31, 2007	12.83	0.06	(a)	0.58	0.64	(0.06)	(0.55)	(0.61)

Year Ended March 31, 2006	12.22	0.03	(a)	0.86	0.89	(0.02)	(0.26)	(0.28)

Period Ended March 31, 2005	12.33	0.03	(a)	0.07	0.10	(0.03)	(0.18)	(0.21)

Year Ended May 31, 2004	11.02	(0.03	)(a)	1.34	1.31	—	—	—

Year Ended May 31, 2003	12.24	(0.03	)(a)	(1.19)	(1.22)	—	—	—

Year Ended May 31, 2002	13.89	—		(1.53)	(1.53)	—	(0.12)	(0.12)
A Shares

Year Ended March 31, 2007	12.20	0.02	(a)	0.56	0.58	(0.04)	(0.55)	(0.59)

Year Ended March 31, 2006	11.66	(0.03	)(a)	0.83	0.80	—	(0.26)	(0.26)

Period Ended March 31, 2005	11.82	(0.04	)(a)	0.06	0.02	—	(0.18)	(0.18)

Year Ended May 31, 2004	10.63	(0.10	)(a)	1.29	1.19	—	—	—

Year Ended May 31, 2003	11.89	(0.10	)(a)	(1.16)	(1.26)	—	—	—

Year Ended May 31, 2002	13.59	(0.10)		(1.48)	(1.58)	—	(0.12)	(0.12)
C Shares

Year Ended March 31, 2007	11.46	(0.06	)(a)	0.52	0.46	(0.01)	(0.55)	(0.56)

Year Ended March 31, 2006	11.04	(0.09	)(a)	0.77	0.68	—	(0.26)	(0.26)

Period Ended March 31, 2005	11.22	(0.07	)(a)	0.07	—	—	(0.18)	(0.18)

Year Ended May 31, 2004	10.15	(0.15	)(a)	1.22	1.07	—	—	—

Year Ended May 31, 2003	11.40	(0.14	)(a)	(1.11)	(1.25)	—	—	—

Year Ended May 31, 2002	13.09	(0.06)		(1.51)	(1.57)	—	(0.12)	(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Aggressive Growth Stock Fund
I Shares

Year Ended March 31, 2007	$12.64	3.27%	$323,303	1.17%	(0.79)%	1.17%	49%

Year Ended March 31, 2006	12.24	23.77	254,412	1.19	(0.61)	1.23	30

Period Ended March 31, 2005	9.89	(1.10)	58,988	1.22	(0.79)	1.45	42

Period Ended May 31, 2004(b)	10.00	0.00	20,501	1.22	(0.74)	1.61	2
A Shares

Year Ended March 31, 2007	12.53	3.04	553	1.47	(1.10)	1.47	49

Year Ended March 31, 2006	12.16	23.58	331	1.50	(0.94)	1.55	30

Period Ended March 31, 2005	9.84	(1.50)	140	1.58	(1.14)	5.56	42

Period Ended May 31, 2004(b)	9.99	(0.10)	49	1.65	(1.25)	11.29 (c)	2
C Shares

Year Ended March 31, 2007	12.27	2.25	3,536	2.16	(1.78)	2.16	49

Year Ended March 31, 2006	12.00	22.70	5,223	2.17	(1.63)	2.27	30

Period Ended March 31, 2005	9.78	(1.91)	5,795	2.19	(1.75)	2.56	42

Period Ended May 31, 2004(b)	9.97	(0.30)	65	2.10	(1.69)	8.78 (c)	2

Capital Appreciation Fund
I Shares

Year Ended March 31, 2007	12.86	5.08	1,105,504	0.98	0.48	0.98	79

Year Ended March 31, 2006	12.83	7.33	1,296,236	1.06	0.22	1.07	74

Period Ended March 31, 2005	12.22	0.76	1,493,213	1.19	0.31	1.21	72

Year Ended May 31, 2004	12.33	11.89	1,248,636	1.23	(0.25)	1.24	106

Year Ended May 31, 2003	11.02	(9.97)	1,090,549	1.22	(0.32)	1.24	69

Year Ended May 31, 2002	12.24	(11.06)	1,204,445	1.22	(0.54)	1.24	75
A Shares

Year Ended March 31, 2007	12.19	4.69	80,848	1.28	0.18	1.28	79

Year Ended March 31, 2006	12.20	6.97	104,733	1.50	(0.22)	1.50	74

Period Ended March 31, 2005	11.66	0.15	126,895	1.86	(0.38)	1.90	72

Year Ended May 31, 2004	11.82	11.19	145,883	1.88	(0.91)	2.00	106

Year Ended May 31, 2003	10.63	(10.60)	141,488	1.88	(0.98)	2.00	69

Year Ended May 31, 2002	11.89	(11.68)	163,155	1.88	(1.20)	1.99	75
C Shares

Year Ended March 31, 2007	11.36	3.96	37,356	1.98	(0.52)	1.98	79

Year Ended March 31, 2006	11.46	6.27	51,883	2.07	(0.79)	2.08	74

Period Ended March 31, 2005	11.04	(0.02)	75,786	2.21	(0.74)	2.24	72

Year Ended May 31, 2004	11.22	10.54	100,472	2.35	(1.38)	2.43	106

Year Ended May 31, 2003	10.15	(10.96)	94,505	2.35	(1.45)	2.45	69

Year Ended May 31, 2002	11.40	(12.05)	110,923	2.35	(1.67)	2.39	75

See Notes to Financial Highlights and Notes to Financial Statements.

118

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Emerging Growth Stock Fund
I Shares

Year Ended March 31, 2007	$12.83	$(0.10	)(a)	$0.24	$0.14	$—	$—	$—

Year Ended March 31, 2006	9.38	(0.09	)(a)	3.54	3.45	—	—	—

Period Ended March 31, 2005	9.60	(0.08	)(a)	(0.14)	(0.22)	—	—	—

Period Ended May 31, 2004(b)	10.00	(0.03	)(a)	(0.37)	(0.40)	—	—	—
A Shares

Year Ended March 31, 2007	12.74	(0.14	)(a)	0.23	0.09	—	—	—

Year Ended March 31, 2006	9.34	(0.13	)(a)	3.53	3.40	—	—	—

Period Ended March 31, 2005	9.59	(0.11	)(a)	(0.14)	(0.25)	—	—	—

Period Ended May 31, 2004(b)	10.00	(0.04	)(a)	(0.37)	(0.41)	—	—	—
C Shares

Year Ended March 31, 2007	12.59	(0.22	)(a)	0.22	—	—	—	—

Year Ended March 31, 2006	9.29	(0.20	)(a)	3.50	3.30	—	—	—

Period Ended March 31, 2005	9.58	(0.15	)(a)	(0.14)	(0.29)	—	—	—

Period Ended May 31, 2004(d)	10.14	(0.05	)(a)	(0.51)	(0.56)	—	—	—

International Equity Fund
I Shares

Year Ended March 31, 2007	14.49	0.20		2.41	2.61	(0.27)	— *	(0.27)

Year Ended March 31, 2006	11.77	0.16		2.72	2.88	(0.16)	—	(0.16)

Period Ended March 31, 2005	10.15	0.06		1.67	1.73	(0.11)	—	(0.11)

Year Ended May 31, 2004	8.00	0.10	(a)	2.19	2.29	(0.14)	—	(0.14)

Year Ended May 31, 2003	9.31	0.07		(1.32)	(1.25)	(0.06)	—	(0.06)

Year Ended May 31, 2002	10.19	0.19		(1.07)	(0.88)	—	—	—
A Shares

Year Ended March 31, 2007	14.34	0.16		2.40	2.56	(0.23)	— *	(0.23)

Year Ended March 31, 2006	11.64	0.11		2.70	2.81	(0.11)	—	(0.11)

Period Ended March 31, 2005	10.03	0.01		1.67	1.68	(0.07)	—	(0.07)

Year Ended May 31, 2004	7.92	0.04	(a)	2.17	2.21	(0.10)	—	(0.10)

Year Ended May 31, 2003	9.21	0.04		(1.30)	(1.26)	(0.03)	—	(0.03)

Year Ended May 31, 2002	10.11	0.14		(1.04)	(0.90)	—	—	—
C Shares

Year Ended March 31, 2007	13.58	0.05		2.25	2.30	(0.12)	— *	(0.12)

Year Ended March 31, 2006	11.01	—		2.57	2.57	—	—	—

Period Ended March 31, 2005	9.49	(0.02	)(a)	1.54	1.52	— *	—	— *

Year Ended May 31, 2004	7.50	(0.01	)(a)	2.06	2.05	(0.06)	—	(0.06)

Year Ended May 31, 2003	8.75	(0.01)		(1.24)	(1.25)	—	—	—

Year Ended May 31, 2002	9.68	0.04		(0.97)	(0.93)	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Emerging Growth Stock Fund
I Shares

Year Ended March 31, 2007	$12.97	1.09%	$111,078	1.17%	(0.85)%	1.18%	103%

Year Ended March 31, 2006	12.83	36.78	48,369	1.20	(0.84)	1.24	107

Period Ended March 31, 2005	9.38	(2.29)	20,494	1.23	(1.03)	1.51	64

Period Ended May 31, 2004(b)	9.60	(4.00)	12,891	1.22	(1.04)	1.69	11
A Shares

Year Ended March 31, 2007	12.83	0.71	615	1.48	(1.16)	1.49	103

Year Ended March 31, 2006	12.74	36.30	227	1.51	(1.16)	1.55	107

Period Ended March 31, 2005	9.34	(2.61)	86	1.59	(1.40)	6.91	64

Period Ended May 31, 2004(b)	9.59	(4.10)	39	1.65	(1.46)	13.36 (c)	11
C Shares

Year Ended March 31, 2007	12.59	0.00	99	2.17	(1.84)	2.18	103

Year Ended March 31, 2006	12.59	35.52	107	2.17	(1.82)	2.21	107

Period Ended March 31, 2005	9.29	(3.03)	34	2.11	(1.92)	13.65	64

Period Ended May 31, 2004(d)	9.58	(5.52)	34	2.11	(1.95)	18.36 (c)	11

International Equity Fund
I Shares

Year Ended March 31, 2007	16.83	18.21	1,165,510	1.22	1.31	1.22	81

Year Ended March 31, 2006	14.49	24.47 #	926,845	1.31	1.40	1.32	59

Period Ended March 31, 2005	11.77	17.09	480,731	1.38	0.85	1.38	39

Year Ended May 31, 2004	10.15	28.64	332,180	1.41	1.08	1.41	58

Year Ended May 31, 2003	8.00	(13.40)	191,041	1.46	0.83	1.46	89

Year Ended May 31, 2002	9.31	(8.64)	252,991	1.48	0.48	1.48	102
A Shares

Year Ended March 31, 2007	16.67	18.00	14,277	1.52	1.05	1.52	81

Year Ended March 31, 2006	14.34	24.15 #	11,805	1.62	1.14	1.63	59

Period Ended March 31, 2005	11.64	16.78	8,480	1.72	0.47	1.75	39

Year Ended May 31, 2004	10.03	29.97	7,056	1.83	0.46	2.06	58

Year Ended May 31, 2003	7.92	(13.70)	6,408	1.83	0.59	2.22	89

Year Ended May 31, 2002	9.21	(8.90)	5,272	1.83	(0.21)	2.08	102
C Shares

Year Ended March 31, 2007	15.76	16.97	8,429	2.22	0.35	2.22	81

Year Ended March 31, 2006	13.58	23.34 #	8,584	2.31	0.51	2.32	59

Period Ended March 31, 2005	11.01	16.03	8,248	2.40	(0.21)	2.45	39

Year Ended May 31, 2004	9.49	27.32	7,606	2.53	(0.15)	2.86	58

Year Ended May 31, 2003	7.50	(14.29)	5,678	2.53	(0.17)	3.03	89

Year Ended May 31, 2002	8.75	(9.61)	6,567	2.53	(0.73)	2.93	102

See Notes to Financial Highlights and Notes to Financial Statements.

119

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

International Equity Index Fund
I Shares

Year Ended March 31, 2007	$15.81	$0.35		$2.84	$3.19	$(0.36)	$—	$(0.36)

Year Ended March 31, 2006	12.83	0.25		2.94	3.19	(0.21)	—	(0.21)

Period Ended March 31, 2005	11.11	0.08	(a)	1.88	1.96	(0.24)	—	(0.24)

Year Ended May 31, 2004	8.39	0.14	(a)	2.71	2.85	(0.13)	—	(0.13)

Year Ended May 31, 2003	9.76	0.10	(a)	(1.43)	(1.33)	(0.04)	—	(0.04)

Year Ended May 31, 2002	11.18	0.04		(1.43)	(1.39)	(0.03)	—	(0.03)
A Shares

Year Ended March 31, 2007	15.66	0.28		2.84	3.12	(0.29)	—	(0.29)

Year Ended March 31, 2006	12.69	0.25		2.87	3.12	(0.15)	—	(0.15)

Period Ended March 31, 2005	10.93	0.04	(a)	1.84	1.88	(0.12)	—	(0.12)

Year Ended May 31, 2004	8.28	0.07	(a)	2.68	2.75	(0.10)	—	(0.10)

Year Ended May 31, 2003	9.64	0.10	(a)	(1.45)	(1.35)	(0.01)	—	(0.01)

Year Ended May 31, 2002	11.05	(0.02)		(1.38)	(1.40)	(0.01)	—	(0.01)
C Shares

Year Ended March 31, 2007	15.29	0.21		2.71	2.92	(0.22)	—	(0.22)

Year Ended March 31, 2006	12.37	0.07		2.87	2.94	(0.02)	—	(0.02)

Period Ended March 31, 2005	10.69	(0.02	)(a)	1.80	1.78	(0.10)	—	(0.10)

Year Ended May 31, 2004	8.10	0.02	(a)	2.62	2.64	(0.05)	—	(0.05)

Year Ended May 31, 2003	9.48	0.01	(a)	(1.39)	(1.38)	—	—	—

Year Ended May 31, 2002	10.93	(0.12)		(1.33)	(1.45)	—	—	—

Large Cap Quantitative Equity Fund
I Shares

Year Ended March 31, 2007	13.75	0.07	(a)	0.69	0.76	(0.06)	(0.37)	(0.43)

Year Ended March 31, 2006	13.25	0.01	(a)	1.55	1.56	— *	(1.06)	(1.06)

Period Ended March 31, 2005	12.08	(0.02	)(a)	1.91	1.89	—	(0.72)	(0.72)

Period Ended May 31, 2004(e)	10.00	(0.02	)(a)	2.35	2.33	—	(0.25)	(0.25)
A Shares

Year Ended March 31, 2007	13.65	0.03	(a)	0.69	0.72	(0.03)	(0.37)	(0.40)

Year Ended March 31, 2006	13.18	(0.02	)(a)	1.55	1.53	—	(1.06)	(1.06)

Period Ended March 31, 2005	12.05	(0.05	)(a)	1.90	1.85	—	(0.72)	(0.72)

Period Ended May 31, 2004(f)	11.35	(0.05	)(a)	1.00	0.95	—	(0.25)	(0.25)
C Shares

Year Ended March 31, 2007	13.37	(0.07	)(a)	0.68	0.61	—	(0.37)	(0.37)

Year Ended March 31, 2006	13.03	(0.13	)(a)	1.53	1.40	—	(1.06)	(1.06)

Period Ended March 31, 2005	12.00	(0.13	)(a)	1.88	1.75	—	(0.72)	(0.72)

Period Ended May 31, 2004(g)	11.64	(0.11	)(a)	0.72	0.61	—	(0.25)	(0.25)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

International Equity Index Fund
I Shares

Year Ended March 31, 2007	$18.64	20.27%	$994,685	0.61%	1.99%	0.61%	8%

Year Ended March 31, 2006	15.81	25.06 #	774,008	0.76	1.84	0.78	7

Period Ended March 31, 2005	12.83	17.68	517,993	0.97	0.81	1.06	21

Year Ended May 31, 2004	11.11	34.07	351,163	0.98	1.38	1.07	10

Year Ended May 31, 2003	8.39	(13.63)	248,770	1.03	1.26	1.12	25

Year Ended May 31, 2002	9.76	(12.43)	287,944	1.04	0.63	1.12	35
A Shares

Year Ended March 31, 2007	18.49	20.03	5,921	0.91	1.69	0.91	8

Year Ended March 31, 2006	15.66	24.74 #	8,666	1.09	1.58	1.12	7

Period Ended March 31, 2005	12.69	17.22	7,600	1.36	0.38	1.45	21

Year Ended May 31, 2004	10.93	33.26	15,037	1.49	0.73	1.61	10

Year Ended May 31, 2003	8.28	(14.03)	9,877	1.49	1.33	1.87	25

Year Ended May 31, 2002	9.64	(12.65)	3,222	1.49	(0.12)	1.90	35
C Shares

Year Ended March 31, 2007	17.99	19.13	7,342	1.61	0.99	1.61	8

Year Ended March 31, 2006	15.29	23.79 #	5,991	1.77	0.94	1.80	7

Period Ended March 31, 2005	12.37	16.62	5,763	1.99	(0.24)	2.12	21

Year Ended May 31, 2004	10.69	32.60	5,208	2.14	0.25	2.54	10

Year Ended May 31, 2003	8.10	(14.56)	3,093	2.14	0.18	2.82	25

Year Ended May 31, 2002	9.48	(13.27)	3,505	2.14	(0.68)	2.26	35

Large Cap Quantitative Equity Fund
I Shares

Year Ended March 31, 2007	14.08	5.63	309,126	0.92	0.48	0.92	450

Year Ended March 31, 2006	13.75	12.17	284,727	0.99	0.07	1.02	432

Period Ended March 31, 2005	13.25	15.84	93,204	1.11	(0.19)	1.26	346

Period Ended May 31, 2004(e)	12.08	23.43	66,812	1.13	(0.22)	1.33	344
A Shares

Year Ended March 31, 2007	13.97	5.38	944	1.17	0.24	1.17	450

Year Ended March 31, 2006	13.65	11.90	1,181	1.23	(0.17)	1.27	432

Period Ended March 31, 2005	13.18	15.54	407	1.39	(0.47)	2.37	346

Period Ended May 31, 2004(f)	12.05	8.48	155	1.55	(0.67)	10.70 (c)	344
C Shares

Year Ended March 31, 2007	13.61	4.60	1,255	1.92	(0.54)	1.92	450

Year Ended March 31, 2006	13.37	11.11	1,518	2.00	(0.97)	2.05	432

Period Ended March 31, 2005	13.03	14.76	1,458	2.13	(1.22)	2.39	346

Period Ended May 31, 2004(g)	12.00	5.34	1,573	2.30	(1.42)	3.09	344

See Notes to Financial Highlights and Notes to Financial Statements.

120

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Large Cap Relative Value Fund
I Shares

Year Ended March 31, 2007	$17.20	$0.25		$1.87	$2.12	$(0.26)	$(1.27)	$(1.53)

Year Ended March 31, 2006	16.07	0.18		1.83	2.01	(0.18)	(0.70)	(0.88)

Period Ended March 31, 2005	14.72	0.17		1.74	1.91	(0.18)	(0.38)	(0.56)

Year Ended May 31, 2004	12.21	0.14	(a)	2.50	2.64	(0.13)	—	(0.13)

Year Ended May 31, 2003	13.80	0.13		(1.60)	(1.47)	(0.12)	—	(0.12)

Year Ended May 31, 2002	15.05	0.09		(1.26)	(1.17)	(0.08)	—	(0.08)
A Shares

Year Ended March 31, 2007	17.36	0.20		1.89	2.09	(0.21)	(1.27)	(1.48)

Year Ended March 31, 2006	16.21	0.14		1.85	1.99	(0.14)	(0.70)	(0.84)

Period Ended March 31, 2005	14.83	0.14		1.77	1.91	(0.15)	(0.38)	(0.53)

Year Ended May 31, 2004	12.31	0.12	(a)	2.51	2.63	(0.11)	—	(0.11)

Year Ended May 31, 2003	13.91	0.11		(1.61)	(1.50)	(0.10)	—	(0.10)

Year Ended May 31, 2002	15.17	0.06		(1.27)	(1.21)	(0.05)	—	(0.05)
C Shares

Year Ended March 31, 2007	17.00	0.08		1.84	1.92	(0.09)	(1.27)	(1.36)

Year Ended March 31, 2006	15.89	0.02		1.81	1.83	(0.02)	(0.70)	(0.72)

Period Ended March 31, 2005	14.54	0.03		1.74	1.77	(0.04)	(0.38)	(0.42)

Year Ended May 31, 2004	12.08	0.01	(a)	2.47	2.48	(0.02)	—	(0.02)

Year Ended May 31, 2003	13.66	—		(1.56)	(1.56)	(0.02)	—	(0.02)

Year Ended May 31, 2002	14.96	(0.02)		(1.28)	(1.30)	—	—	—

Large Cap Value Equity Fund
I Shares

Year Ended March 31, 2007	13.85	0.23		1.85	2.08	(0.23)	(0.57)	(0.80)

Year Ended March 31, 2006	12.59	0.23		1.26	1.49	(0.23)	—	(0.23)

Period Ended March 31, 2005	11.47	0.15		1.15	1.30	(0.18)	—	(0.18)

Year Ended May 31, 2004	9.73	0.15	(a)	1.74	1.89	(0.15)	—	(0.15)

Year Ended May 31, 2003	11.05	0.15		(1.33)	(1.18)	(0.14)	—	(0.14)

Year Ended May 31, 2002	11.61	0.12		(0.56)	(0.44)	(0.12)	—	(0.12)
A Shares

Year Ended March 31, 2007	13.82	0.19		1.83	2.02	(0.19)	(0.57)	(0.76)

Year Ended March 31, 2006	12.56	0.19		1.26	1.45	(0.19)	—	(0.19)

Period Ended March 31, 2005	11.43	0.11		1.16	1.27	(0.14)	—	(0.14)

Year Ended May 31, 2004	9.70	0.11	(a)	1.73	1.84	(0.11)	—	(0.11)

Year Ended May 31, 2003	11.01	0.12		(1.32)	(1.20)	(0.11)	—	(0.11)

Year Ended May 31, 2002	11.58	0.08		(0.56)	(0.48)	(0.09)	—	(0.09)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Large Cap Relative Value Fund
I Shares

Year Ended March 31, 2007	$17.79	12.51%	$1,554,971	0.85%	1.41%	0.85%	58%

Year Ended March 31, 2006	17.20	12.76	1,396,362	0.90	1.15	0.90	55

Period Ended March 31, 2005	16.07	12.98	1,010,717	0.96	1.23	0.96	44

Year Ended May 31, 2004	14.72	21.76	782,665	1.00	1.03	1.00	51

Year Ended May 31, 2003	12.21	(10.58)	598,862	0.99	1.05	0.99	52

Year Ended May 31, 2002	13.80	(7.80)	792,557	0.99	0.63	0.99	68
A Shares

Year Ended March 31, 2007	17.97	12.25	46,878	1.10	1.19	1.10	58

Year Ended March 31, 2006	17.36	12.50	45,851	1.15	0.90	1.15	55

Period Ended March 31, 2005	16.21	12.86	44,743	1.18	0.97	1.23	44

Year Ended May 31, 2004	14.83	21.45	45,808	1.18	0.84	1.36	51

Year Ended May 31, 2003	12.31	(10.74)	36,305	1.18	0.88	1.38	52

Year Ended May 31, 2002	13.91	(7.97)	36,789	1.18	0.44	1.36	68
C Shares

Year Ended March 31, 2007	17.56	11.40	68,436	1.85	0.42	1.85	58

Year Ended March 31, 2006	17.00	11.69	78,348	1.90	0.15	1.90	55

Period Ended March 31, 2005	15.89	12.12	88,741	1.93	0.23	1.99	44

Year Ended May 31, 2004	14.54	20.58	97,899	1.93	0.09	2.17	51

Year Ended May 31, 2003	12.08	(11.41)	74,261	1.93	0.11	2.20	52

Year Ended May 31, 2002	13.66	(8.69)	94,671	1.93	(0.29)	2.16	68

Large Cap Value Equity Fund
I Shares

Year Ended March 31, 2007	15.13	15.26	893,491	0.83	1.62	0.83	95

Year Ended March 31, 2006	13.85	11.93	766,547	0.85	1.74	0.86	104

Period Ended March 31, 2005	12.59	11.42	792,677	0.86	1.52	0.86	87

Year Ended May 31, 2004	11.47	19.58	715,928	0.90	1.40	0.90	67

Year Ended May 31, 2003	9.73	(10.54)	681,899	0.89	1.68	0.89	46

Year Ended May 31, 2002	11.05	(3.68)	686,014	0.90	1.13	0.90	60
A Shares

Year Ended March 31, 2007	15.08	14.81	62,390	1.13	1.32	1.13	95

Year Ended March 31, 2006	13.82	11.61	67,845	1.16	1.43	1.17	104

Period Ended March 31, 2005	12.56	11.18	75,462	1.20	1.18	1.20	87

Year Ended May 31, 2004	11.43	19.10	73,257	1.28	1.01	1.31	67

Year Ended May 31, 2003	9.70	(10.85)	65,294	1.28	1.29	1.32	46

Year Ended May 31, 2002	11.01	(4.14)	75,697	1.28	0.74	1.31	60

See Notes to Financial Highlights and Notes to Financial Statements.

121

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Large Cap Value Equity Fund
C Shares

Year Ended March 31, 2007	$13.68	$0.09		$1.81	$1.90	$(0.09)	$(0.57)	$(0.66)

Year Ended March 31, 2006	12.43	0.09		1.25	1.34	(0.09)	—	(0.09)

Period Ended March 31, 2005	11.31	0.03		1.15	1.18	(0.06)	—	(0.06)

Year Ended May 31, 2004	9.60	0.03	(a)	1.72	1.75	(0.04)	—	(0.04)

Year Ended May 31, 2003	10.90	0.05		(1.31)	(1.26)	(0.04)	—	(0.04)

Year Ended May 31, 2002	11.46	—		(0.55)	(0.55)	(0.01)	—	(0.01)

Mid-Cap Equity Fund
I Shares

Year Ended March 31, 2007	13.67	0.06		1.21	1.27	(0.06)	(0.99)	(1.05)

Year Ended March 31, 2006	12.03	0.07		2.26	2.33	(0.07)	(0.62)	(0.69)

Period Ended March 31, 2005	10.32	0.07		1.70	1.77	(0.06)	—	(0.06)

Year Ended May 31, 2004	8.74	0.06	(a)	1.57	1.63	(0.05)	—	(0.05)

Year Ended May 31, 2003	9.79	(0.03	)(a)	(1.02)**	(1.05)**	—	—	—

Year Ended May 31, 2002	10.95	0.01		(1.17)	(1.16)	—	—	—
A Shares

Year Ended March 31, 2007	13.12	0.02		1.16	1.18	(0.03)	(0.99)	(1.02)

Year Ended March 31, 2006	11.57	0.03		2.17	2.20	(0.03)	(0.62)	(0.65)

Period Ended March 31, 2005	9.92	0.02		1.64	1.66	(0.01)	—	(0.01)

Year Ended May 31, 2004	8.42	0.02	(a)	1.51	1.53	(0.03)	—	(0.03)

Year Ended May 31, 2003	9.47	(0.05	)(a)	(1.00)	(1.05)	—	—	—

Year Ended May 31, 2002	10.64	(0.03)		(1.14)	(1.17)	—	—	—
C Shares

Year Ended March 31, 2007	12.15	(0.01)		1.01	1.00	—	(0.99)	(0.99)

Year Ended March 31, 2006	10.81	—		1.96	1.96	—	(0.62)	(0.62)

Period Ended March 31, 2005	9.30	0.01		1.50	1.51	—	—	—

Year Ended May 31, 2004	7.92	(0.04	)(a)	1.43	1.39	(0.01)	—	(0.01)

Year Ended May 31, 2003	8.97	(0.10	)(a)	(0.95)	(1.05)	—	—	—

Year Ended May 31, 2002	10.14	0.02		(1.19)	(1.17)	—	—	—

Mid-Cap Value Equity Fund
I Shares

Year Ended March 31, 2007	13.14	0.14		2.04	2.18	(0.13)	(2.17)	(2.30)

Year Ended March 31, 2006	12.27	0.13		2.15	2.28	(0.13)	(1.28)	(1.41)

Period Ended March 31, 2005	10.95	0.11		1.33	1.44	(0.12)	—	(0.12)

Year Ended May 31, 2004	8.62	0.05	(a)	2.33	2.38	(0.05)	—	(0.05)

Year Ended May 31, 2003	10.95	0.05		(2.16)	(2.11)	(0.04)	(0.18)	(0.22)

Period Ended May 31, 2002 (h)	10.00	0.02		0.94	0.96	(0.01)	—	(0.01)
A Shares

Year Ended March 31, 2007	13.10	0.11		2.03	2.14	(0.10)	(2.17)	(2.27)

Year Ended March 31, 2006	12.24	0.09		2.14	2.23	(0.09)	(1.28)	(1.37)

Period Ended March 31, 2005	10.94	0.08		1.31	1.39	(0.09)	—	(0.09)

Period Ended May 31, 2004(i)	9.39	0.02	(a)	1.55	1.57	(0.02)	—	(0.02)
[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Large Cap Value Equity Fund
C Shares

Year Ended March 31, 2007	$14.92	14.04%	$40,223	1.83%	0.62%	1.83%	95%

Year Ended March 31, 2006	13.68	10.86	44,257	1.85	0.74	1.86	104

Period Ended March 31, 2005	12.43	10.46	53,147	1.88	0.49	1.89	87

Year Ended May 31, 2004	11.31	18.27	57,403	2.02	0.27	2.07	67

Year Ended May 31, 2003	9.60	(11.56)	49,007	2.02	0.55	2.10	46

Year Ended May 31, 2002	10.90	(4.82)	59,392	2.02	—	2.05	60

Mid-Cap Equity Fund
I Shares

Year Ended March 31, 2007	13.89	9.59	333,976	1.07	0.43	1.07	189

Year Ended March 31, 2006	13.67	19.68	410,459	1.12	0.63	1.13	138

Period Ended March 31, 2005	12.03	17.17	214,660	1.20	0.64	1.22	68

Year Ended May 31, 2004	10.32	18.70	177,128	1.23	0.64	1.26	126

Year Ended May 31, 2003	8.74	(10.73)	118,092	1.22	(0.31)	1.25	144

Year Ended May 31, 2002	9.79	(10.59)	171,813	1.22	(0.18)	1.24	87
A Shares

Year Ended March 31, 2007	13.28	9.28	11,773	1.37	0.12	1.37	189

Year Ended March 31, 2006	13.12	19.32	16,009	1.47	0.25	1.48	138

Period Ended March 31, 2005	11.57	16.79	14,556	1.63	0.21	1.68	68

Year Ended May 31, 2004	9.92	18.16	17,125	1.68	0.20	1.87	126

Year Ended May 31, 2003	8.42	(11.09)	12,137	1.68	(0.68)	1.92	144

Year Ended May 31, 2002	9.47	(11.00)	10,766	1.68	(0.63)	1.89	87
C Shares

Year Ended March 31, 2007	12.16	8.51	10,854	2.07	(0.58)	2.07	189

Year Ended March 31, 2006	12.15	18.44	13,499	2.13	(0.42)	2.14	138

Period Ended March 31, 2005	10.81	16.24	14,557	2.21	(0.37)	2.28	68

Year Ended May 31, 2004	9.30	17.51	15,998	2.28	(0.41)	2.54	126

Year Ended May 31, 2003	7.92	(11.71)	12,013	2.28	(1.33)	2.60	144

Year Ended May 31, 2002	8.97	(11.54)	13,937	2.28	(1.23)	2.50	87

Mid-Cap Value Equity Fund
I Shares

Year Ended March 31, 2007	13.02	17.47	278,949	1.06	1.08	1.06	196

Year Ended March 31, 2006	13.14	19.49	243,534	1.13	1.03	1.16	169

Period Ended March 31, 2005	12.27	13.25	209,088	1.22	1.19	1.32	117

Year Ended May 31, 2004	10.95	27.71	147,185	1.26	0.53	1.36	95

Year Ended May 31, 2003	8.62	(19.05)	99,854	1.25	0.63	1.35	71

Period Ended May 31, 2002 (h)	10.95	9.65	174,859	1.27	0.29	1.37	30
A Shares

Year Ended March 31, 2007	12.97	17.11	3,362	1.36	0.78	1.36	196

Year Ended March 31, 2006	13.10	19.09	2,435	1.46	0.72	1.49	169

Period Ended March 31, 2005	12.24	12.73	1,724	1.62	0.74	1.93	117

Period Ended May 31, 2004(i)	10.94	16.73	610	1.60	0.24	4.23	95

See Notes to Financial Highlights and Notes to Financial Statements.

122

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Mid-Cap Value Equity Fund
C Shares

Year Ended March 31, 2007	$13.06	$0.02		$2.01	$2.03	$(0.01)	$(2.17)	$(2.18)

Year Ended March 31, 2006	12.21	0.02		2.13	2.15	(0.02)	(1.28)	(1.30)

Period Ended March 31, 2005	10.90	0.04		1.32	1.36	(0.05)	—	(0.05)

Year Ended May 31, 2004	8.58	(0.01	)(a)	2.33	2.32	— *	—	— *

Year Ended May 31, 2003	10.92	0.01		(2.16)	(2.15)	(0.01)	(0.18)	(0.19)

Period Ended May 31, 2002(h)	10.00	(0.01)		0.93	0.92	—	—	—

Select Large Cap Growth Stock Fund
I Shares

Year Ended March 31, 2007	25.83	0.15	(a)	0.99	1.14	(0.05)	—	(0.05)

Year Ended March 31, 2006	24.14	—		1.82	1.82	(0.13)	—	(0.13)

Period Ended March 31, 2005	23.31	0.10	(a)	0.77	0.87	(0.04)	—	(0.04)

Year Ended May 31, 2004	20.78	(0.06	)(a)	2.59	2.53	—	—	—

Year Ended May 31, 2003	23.25	—	(a)	(2.47)	(2.47)	—	—	—

Year Ended May 31, 2002	26.74	(0.02)		(3.47)	(3.49)	—	—	—
A Shares

Year Ended March 31, 2007	25.67	0.07	(a)	0.99	1.06	—	—	—

Year Ended March 31, 2006	24.02	(0.05)		1.78	1.73	(0.08)	—	(0.08)

Period Ended March 31, 2005	23.26	0.03	(a)	0.77	0.80	(0.04)	—	(0.04)

Period Ended May 31, 2004(j)	22.32	(0.10	)(a)	1.04	0.94	—	—	—
C Shares

Year Ended March 31, 2007	24.11	(0.11	)(a)	0.93	0.82	—	—	—

Year Ended March 31, 2006	22.67	(0.11)		1.57	1.46	(0.02)	—	(0.02)

Period Ended March 31, 2005	22.04	(0.09	)(a)	0.72	0.63	—	—	—

Year Ended May 31, 2004	19.85	(0.29	)(a)	2.48	2.19	—	—	—

Year Ended May 31, 2003	22.45	(0.20	)(a)	(2.40)	(2.60)	—	—	—

Year Ended May 31, 2002	26.10	(0.41)		(3.24)	(3.65)	—	—	—

Small Cap Growth Stock Fund
I Shares

Year Ended March 31, 2007	23.65	(0.11	)(a)	(1.74)	(1.85)	—	(1.19)	(1.19)

Year Ended March 31, 2006	19.99	(0.14	)(a)	5.46	5.32	—	(1.66)	(1.66)

Period Ended March 31, 2005	20.25	(0.08	)(a)	2.27	2.19	—	(2.45)	(2.45)

Year Ended May 31, 2004	15.19	(0.16	)(a)	5.22	5.06	—	—	—

Year Ended May 31, 2003	17.28	(0.12	)(a)	(1.72)	(1.84)	—	(0.25)	(0.25)

Year Ended May 31, 2002	18.37	—		(1.02)	(1.02)	—	(0.07)	(0.07)
A Shares

Year Ended March 31, 2007	23.02	(0.17	)(a)	(1.70)	(1.87)	—	(1.19)	(1.19)

Year Ended March 31, 2006	19.56	(0.21	)(a)	5.33	5.12	—	(1.66)	(1.66)

Period Ended March 31, 2005	19.92	(0.14	)(a)	2.23	2.09	—	(2.45)	(2.45)

Year Ended May 31, 2004	15.00	(0.22	)(a)	5.14	4.92	—	—	—

Year Ended May 31, 2003	17.12	(0.17	)(a)	(1.70)	(1.87)	—	(0.25)	(0.25)

Year Ended May 31, 2002	18.26	(0.17)		(0.90)	(1.07)	—	(0.07)	(0.07)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Mid-Cap Value Equity Fund
C Shares

Year Ended March 31, 2007	$12.91	16.27%	$6,269	2.06%	0.07%	2.06%	196%

Year Ended March 31, 2006	13.06	18.47	6,366	2.03	0.13	2.17	169

Period Ended March 31, 2005	12.21	12.47	6,888	1.91	0.54	2.39	117

Year Ended May 31, 2004	10.90	27.06	7,880	1.90	(0.11)	2.74	95

Year Ended May 31, 2003	8.58	(19.58)	5,744	1.90	0.03	2.85	71

Period Ended May 31, 2002(h)	10.92	9.24	5,465	1.89	(0.31)	2.72	30

Select Large Cap Growth Stock Fund
I Shares

Year Ended March 31, 2007	26.92	4.42	98,027	0.97	0.59	0.98	160

Year Ended March 31, 2006	25.83	7.54	74,481	1.07	0.21	1.08	82

Period Ended March 31, 2005	24.14	3.74	98,982	1.22	0.52	1.25	51

Year Ended May 31, 2004	23.31	12.18	144,732	1.25	(0.28)	1.25	49

Year Ended May 31, 2003	20.78	(10.62)	198,429	1.24	(0.01)	1.24	58

Year Ended May 31, 2002	23.25	(13.05)	244,707	1.24	(0.10)	1.24	69
A Shares

Year Ended March 31, 2007	26.73	4.13	371	1.28	0.26	1.29	160

Year Ended March 31, 2006	25.67	7.21	468	1.39	(0.11)	1.41	82

Period Ended March 31, 2005	24.02	3.42	667	1.62	0.13	2.00	51

Period Ended May 31, 2004(j)	23.26	4.21	365	1.65	(0.71)	4.48 (c)	49
C Shares

Year Ended March 31, 2007	24.93	3.40	32,895	1.98	(0.44)	1.99	160

Year Ended March 31, 2006	24.11	6.46	48,412	2.07	(0.80)	2.08	82

Period Ended March 31, 2005	22.67	2.86	67,950	2.23	(0.47)	2.28	51

Year Ended May 31, 2004	22.04	11.03	92,966	2.31	(1.34)	2.41	49

Year Ended May 31, 2003	19.85	(11.58)	110,085	2.31	(1.07)	2.40	58

Year Ended May 31, 2002	22.45	(13.98)	167,973	2.31	(1.16)	2.36	69

Small Cap Growth Stock Fund
I Shares

Year Ended March 31, 2007	20.61	(7.80)	845,570	1.16	(0.51)	1.16	139

Year Ended March 31, 2006	23.65	27.55	1,641,681	1.17	(0.66)	1.18	98

Period Ended March 31, 2005	19.99	10.60	940,775	1.22	(0.46)	1.22	70

Year Ended May 31, 2004	20.25	33.31	789,650	1.25	(0.83)	1.25	107

Year Ended May 31, 2003	15.19	(10.50)	567,714	1.24	(0.87)	1.24	96

Year Ended May 31, 2002	17.28	(5.55)	593,211	1.25	(1.01)	1.25	100
A Shares

Year Ended March 31, 2007	19.96	(8.06)	24,320	1.46	(0.81)	1.46	139

Year Ended March 31, 2006	23.02	27.13 ##	59,896	1.51	(1.00)	1.54	98

Period Ended March 31, 2005	19.56	10.26	38,954	1.61	(0.84)	1.73	70

Year Ended May 31, 2004	19.92	32.80	40,590	1.61	(1.20)	1.88	107

Year Ended May 31, 2003	15.00	(10.77)	21,887	1.61	(1.23)	1.93	96

Year Ended May 31, 2002	17.12	(5.86)	24,978	1.61	(1.37)	1.88	100

See Notes to Financial Highlights and Notes to Financial Statements.

123

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and				Distributions
	Net Asset	Net		Unrealized		Dividends		from	Total
	Value,	Investment		Gains		from Net		Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions

Small Cap Growth Stock Fund
C Shares

Year Ended March 31, 2007	$21.53	$(0.29	)(a)	$(1.59)	$(1.88)	$—		$(1.19)	$(1.19)

Year Ended March 31, 2006	18.51	(0.33	)(a)	5.01	4.68	—		(1.66)	(1.66)

Period Ended March 31, 2005	19.06	(0.23	)(a)	2.13	1.90	—		(2.45)	(2.45)

Year Ended May 31, 2004	14.45	(0.34	)(a)	4.95	4.61	—		—	—

Year Ended May 31, 2003	16.62	(0.26	)(a)	(1.66)	(1.92)	—		(0.25)	(0.25)

Year Ended May 31, 2002	17.85	(0.02)		(1.14)	(1.16)	—		(0.07)	(0.07)

Small Cap Quantitative Equity Fund
I Shares

Period Ended March 31, 2007(k)	10.00	0.01	(a)	(0.19)	(0.18)	(0.01)		—	(0.01)
A Shares

Period Ended March 31, 2007(k)	10.00	(0.02	)(a)	(0.19)	(0.21)	—		—	—
C Shares

Period Ended March 31, 2007(k)	10.00	(0.09	)(a)	(0.19)	(0.28)	—		—	—

Small Cap Value Equity Fund
I Shares

Year Ended March 31, 2007	20.93	0.10		1.25	1.35	(0.11)		(4.82)	(4.93)

Year Ended March 31, 2006	19.86	0.10		5.39	5.49	(0.10)		(4.32)	(4.42)

Period Ended March 31, 2005	18.26	0.04	(a)	3.15	3.19	(0.06)		(1.53)	(1.59)

Year Ended May 31, 2004	13.73	0.06	(a)	4.53	4.59	(0.06)		—	(0.06)

Year Ended May 31, 2003	14.54	0.08		(0.82)	(0.74)	(0.07)		—	(0.07)

Year Ended May 31, 2002	12.21	0.08		2.35	2.43	(0.10)		—	(0.10)
A Shares

Year Ended March 31, 2007	20.79	0.05		1.24	1.29	(0.06)		(4.82)	(4.88)

Year Ended March 31, 2006	19.75	0.06		5.36	5.42	(0.06)		(4.32)	(4.38)

Period Ended March 31, 2005	18.18	(0.01	)(a)	3.13	3.12	(0.02)		(1.53)	(1.55)

Period Ended May 31, 2004(l)	15.75	0.03	(a)	2.41	2.44	(0.01)		—	(0.01)
C Shares

Year Ended March 31, 2007	20.39	0.05		1.20	1.25	(0.06)		(4.82)	(4.88)

Year Ended March 31, 2006	19.45	0.06		5.26	5.32	(0.06)		(4.32)	(4.38)

Period Ended March 31, 2005	17.91	(0.01	)(a)	3.09	3.08	(0.01)		(1.53)	(1.54)

Year Ended May 31, 2004	13.55	(0.10	)(a)	4.46	4.36	—	*	—	—	*

Year Ended May 31, 2003	14.43	(0.04)		(0.84)	(0.88)	—		—	—

Year Ended May 31, 2002	12.15	—		2.29	2.29	(0.01)		—	(0.01)

Life Vision Aggressive Growth Fund(4)
I Shares

Year Ended March 31, 2007	12.32	0.12	(a)	1.05	1.17	(0.25)		(0.24)	(0.49)

Year Ended March 31, 2006†	11.07	0.07	(a)	1.45	1.52	(0.14)		(0.13)	(0.27)

Period Ended March 31, 2005†	10.25	0.09		0.85	0.94	(0.12)		—	(0.12)

Year Ended May 31, 2004	8.55	0.04	(a)	1.70	1.74	(0.04	)***	—	(0.04	)***

Year Ended May 31, 2003	9.57	0.03		(1.02)	(0.99)	(0.03)		—	(0.03)

Year Ended May 31, 2002	10.31	0.02		(0.74)	(0.72)	(0.02)		—	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Small Cap Growth Stock Fund
C Shares

Year Ended March 31, 2007	$18.46	(8.68)%	$21,545	2.16%	(1.51)%	2.16%	139%

Year Ended March 31, 2006	21.53	26.27 ##	36,242	2.18	(1.67)	2.18	98

Period Ended March 31, 2005	18.51	9.71	35,322	2.22	(1.46)	2.24	70

Year Ended May 31, 2004	19.06	31.90	40,354	2.31	(1.90)	2.40	107

Year Ended May 31, 2003	14.45	(11.40)	25,601	2.31	(1.93)	2.46	96

Year Ended May 31, 2002	16.62	(6.50)	29,457	2.31	(2.07)	2.41	100

Small Cap Quantitative Equity Fund
I Shares

Period Ended March 31, 2007(k)	9.81	(1.81)	14,690	1.11	0.11	1.68	565
A Shares

Period Ended March 31, 2007(k)	9.79	(2.10)	49	1.41	(0.25)	2.40 (c)	565
C Shares

Period Ended March 31, 2007(k)	9.72	(2.80)	11	2.11	(0.93)	3.01 (c)	565

Small Cap Value Equity Fund
I Shares

Year Ended March 31, 2007	17.35	7.41	674,619	1.18	0.55	1.18	62

Year Ended March 31, 2006	20.93	30.70	762,709	1.20	0.48	1.20	58

Period Ended March 31, 2005	19.86	17.57	726,904	1.21	0.22	1.21	17

Year Ended May 31, 2004	18.26	33.56	682,567	1.25	0.38	1.25	44

Year Ended May 31, 2003	13.73	(5.09)	518,468	1.24	0.64	1.24	29

Year Ended May 31, 2002	14.54	20.06	614,199	1.25	0.67	1.25	29
A Shares

Year Ended March 31, 2007	17.20	7.17	7,629	1.44	0.28	1.44	62

Year Ended March 31, 2006	20.79	30.44	5,317	1.45	0.22	1.48	58

Period Ended March 31, 2005	19.75	17.26	4,616	1.47	(0.05)	1.61	17

Period Ended May 31, 2004(l)	18.18	15.51	4,088	1.55	0.30	2.15	44
C Shares

Year Ended March 31, 2007	16.76	7.10	35,289	1.43	0.30	1.43	62

Year Ended March 31, 2006	20.39	30.41	45,388	1.45	0.23	1.70	58

Period Ended March 31, 2005	19.45	17.27	43,664	1.50	(0.07)	2.25	17

Year Ended May 31, 2004	17.91	32.20	46,192	2.26	(0.64)	2.45	44

Year Ended May 31, 2003	13.55	(6.10)	34,064	2.31	(0.40)	2.50	29

Year Ended May 31, 2002	14.43	18.92	32,708	2.31	(0.38)	2.52	29

Life Vision Aggressive Growth Fund(4)
I Shares

Year Ended March 31, 2007	13.00	9.60	53,098	0.18	0.94	0.18	52

Year Ended March 31, 2006†	12.32	13.90	52,765	0.21	0.66	0.26	31

Period Ended March 31, 2005†	11.07	9.15	43,283	0.21	0.98	0.34	29

Year Ended May 31, 2004	10.25	20.34	38,468	0.25	0.39	0.39	44

Year Ended May 31, 2003	8.55	(10.36)	28,681	0.25	0.33	0.40	50

Year Ended May 31, 2002	9.57	(6.96)	34,398	0.25	0.17	0.41	101

See Notes to Financial Highlights and Notes to Financial Statements.

124

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Life Vision Aggressive Growth Fund(4)
A Shares

Year Ended March 31, 2007	$12.29	$0.08	(a)	$1.05	$1.13	$(0.21)	$(0.24)	$(0.45)

Year Ended March 31, 2006†	11.05	0.04	(a)	1.44	1.48	(0.11)	(0.13)	(0.24)

Period Ended March 31, 2005†	10.23	0.06		0.85	0.91	(0.09)	—	(0.09)

Period Ended May 31, 2004(m)	9.46	(0.01	)(a)	0.81	0.80	(0.03)	—	(0.03)
C Shares

Year Ended March 31, 2007	12.33	—	(a)	1.04	1.04	(0.15)	(0.24)	(0.39)

Period Ended March 31, 2006(n)†	11.07	0.01	(a)	1.46	1.47	(0.08)	(0.13)	(0.21)
B Shares

Year Ended March 31, 2007	12.19	0.03	(a)	1.02	1.05	(0.16)	(0.24)	(0.40)

Year Ended March 31, 2006†	10.98	(0.02	)(a)	1.45	1.43	(0.09)	(0.13)	(0.22)

Period Ended March 31, 2005†	10.18	0.03		0.83	0.86	(0.06)	—	(0.06)

Year Ended May 31, 2004	8.53	(0.04	)(a)	1.70	1.66	(0.01)	—	(0.01)

Period Ended May 31, 2003(o)	7.23	(0.01)		1.31	1.30	—	—	—

Life Vision Conservative Fund(4)
I Shares

Year Ended March 31, 2007	11.21	0.45	(a)	0.30	0.75	(0.48)	(0.11)	(0.59)

Year Ended March 31, 2006†	11.09	0.34		0.20	0.54	(0.36)	(0.06)	(0.42)

Period Ended March 31, 2005†	10.87	0.27		0.29	0.56	(0.30)	(0.04)	(0.34)

Period Ended May 31, 2004(p)	10.71	0.15	(a)	0.14	0.29	(0.13)	—	(0.13)
A Shares

Year Ended March 31, 2007	11.21	0.41	(a)	0.32	0.73	(0.45)	(0.11)	(0.56)

Year Ended March 31, 2006†	11.09	0.30		0.20	0.50	(0.32)	(0.06)	(0.38)

Period Ended March 31, 2005†	10.86	0.23		0.30	0.53	(0.26)	(0.04)	(0.30)

Period Ended May 31, 2004(q)	10.68	0.12	(a)	0.18	0.30	(0.12)	—	(0.12)
C Shares

Year Ended March 31, 2007	11.20	0.34	(a)	0.31	0.65	(0.37)	(0.11)	(0.48)

Period Ended March 31, 2006(n)†	11.08	0.26		0.20	0.46	(0.28)	(0.06)	(0.34)
B Shares

Year Ended March 31, 2007	11.22	0.36	(a)	0.31	0.67	(0.40)	(0.11)	(0.51)

Year Ended March 31, 2006†	11.09	0.25		0.21	0.46	(0.27)	(0.06)	(0.33)

Period Ended March 31, 2005†	10.86	0.19		0.30	0.49	(0.22)	(0.04)	(0.26)

Year Ended May 31, 2004	10.43	0.17	(a)	0.39	0.56	(0.13)	—	(0.13)

Period Ended May 31, 2003(o)	10.00	0.01		0.42	0.43	—	—	—

Life Vision Growth and Income Fund(4)
I Shares

Year Ended March 31, 2007	12.43	0.25	(a)	0.82	1.07	(0.35)	(0.26)	(0.61)

Year Ended March 31, 2006†	11.41	0.17	(a)	1.08	1.25	(0.23)	—	(0.23)

Period Ended March 31, 2005†	10.76	0.14		0.69	0.83	(0.18)	—	(0.18)

Year Ended May 31, 2004	9.33	0.14	(a)	1.43	1.57	(0.14)	—	(0.14)

Year Ended May 31, 2003	9.98	0.13		(0.65)	(0.52)	(0.13)	—	(0.13)

Year Ended May 31, 2002	10.42	0.12		(0.43)	(0.31)	(0.13)	—	(0.13)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Life Vision Aggressive Growth Fund(4)
A Shares

Year Ended March 31, 2007	$12.97	9.31%	$3,040	0.48%	0.63%	0.48%	52%

Year Ended March 31, 2006†	12.29	13.50	2,619	0.52	0.42	0.62	31

Period Ended March 31, 2005†	11.05	8.90	2,080	0.55	0.86	1.01	29

Period Ended May 31, 2004(m)	10.23	8.43	867	0.51	(0.24)	5.15	44
C Shares

Year Ended March 31, 2007	12.98	8.54	1,573	1.18	(0.03)	1.18	52

Period Ended March 31, 2006(n)†	12.33	13.40	1,146	1.17	0.03	1.22	31
B Shares

Year Ended March 31, 2007	12.84	8.71	5,575	0.93	0.18	0.93	52

Year Ended March 31, 2006†	12.19	13.10	5,756	0.99	(0.14)	1.10	31

Period Ended March 31, 2005†	10.98	8.44	5,452	1.03	0.19	1.40	29

Year Ended May 31, 2004	10.18	19.49	4,367	1.00	(0.36)	1.95	44

Period Ended May 31, 2003(o)	8.53	18.03	1,052	0.89	(0.86)	1.36	50

Life Vision Conservative Fund(4)
I Shares

Year Ended March 31, 2007	11.37	6.91	3,362	0.20	4.00	0.32	43

Year Ended March 31, 2006†	11.21	4.96	3,066	0.20	3.33	0.56	29

Period Ended March 31, 2005†	11.09	5.18	414	0.17	3.18	1.52	121

Period Ended May 31, 2004(p)	10.87	2.68	30	0.25	2.41	85.33 (c)	138
A Shares

Year Ended March 31, 2007	11.38	6.64	811	0.50	3.61	0.62	43

Year Ended March 31, 2006†	11.21	4.63	1,324	0.53	2.85	0.83	29

Period Ended March 31, 2005†	11.09	4.88	606	0.56	2.50	1.51	121

Period Ended May 31, 2004(q)	10.86	2.82	474	0.57	2.06	4.00	138
C Shares

Year Ended March 31, 2007	11.37	5.91	792	1.20	2.99	1.32	43

Period Ended March 31, 2006(n)†	11.20	4.22	835	1.03	2.39	1.59	29
B Shares

Year Ended March 31, 2007	11.38	6.12	4,653	0.95	3.23	1.07	43

Year Ended March 31, 2006†	11.22	4.23	5,189	0.97	2.34	1.19	29

Period Ended March 31, 2005†	11.09	4.50	5,635	0.96	2.11	1.67	121

Year Ended May 31, 2004	10.86	5.38	5,012	0.95	1.54	1.81	138

Period Ended May 31, 2003(o)	10.43	4.30	800	0.92	0.85	1.39	160

Life Vision Growth and Income Fund(4)
I Shares

Year Ended March 31, 2007	12.89	8.73	111,848	0.17	2.00	0.17	45

Year Ended March 31, 2006†	12.43	11.05	97,964	0.19	1.46	0.24	34

Period Ended March 31, 2005†	11.41	7.77	87,520	0.22	1.60	0.33	59

Year Ended May 31, 2004	10.76	16.92	75,083	0.25	1.38	0.36	97

Year Ended May 31, 2003	9.33	(5.16)	59,449	0.25	1.46	0.37	139

Year Ended May 31, 2002	9.98	(2.97)	77,395	0.25	1.25	0.39	166

See Notes to Financial Highlights and Notes to Financial Statements.

125

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Life Vision Growth and Income Fund(4)
A Shares

Year Ended March 31, 2007	$12.41	$0.21	(a)	$0.82	$1.03	$(0.31)	$(0.26)	$(0.57)

Year Ended March 31, 2006†	11.39	0.15	(a)	1.06	1.21	(0.19)	—	(0.19)

Period Ended March 31, 2005†	10.75	0.11		0.68	0.79	(0.15)	—	(0.15)

Period Ended May 31, 2004(r)	10.18	0.06	(a)	0.58	0.64	(0.07)	—	(0.07)
C Shares

Year Ended March 31, 2007	12.39	0.13	(a)	0.80	0.93	(0.23)	(0.26)	(0.49)

Period Ended March 31, 2006(s)†	11.41	0.11	(a)	1.02	1.13	(0.15)	—	(0.15)
B Shares

Year Ended March 31, 2007	12.41	0.16	(a)	0.82	0.98	(0.26)	(0.26)	(0.52)

Year Ended March 31, 2006†	11.39	0.08	(a)	1.08	1.16	(0.14)	—	(0.14)

Period Ended March 31, 2005†	10.74	0.06		0.69	0.75	(0.10)	—	(0.10)

Year Ended May 31, 2004	9.34	0.07	(a)	1.42	1.49	(0.09)	—	(0.09)

Period Ended May 31, 2003(o)	8.10	0.02		1.24	1.26	(0.02)	—	(0.02)

Life Vision Moderate Growth Fund(4)
I Shares

Year Ended March 31, 2007	10.85	0.31	(a)	0.55	0.86	(0.37)	(0.46)	(0.83)

Year Ended March 31, 2006†	10.49	0.24	(a)	0.64	0.88	(0.28)	(0.24)	(0.52)

Period Ended March 31, 2005†	10.06	0.18		0.52	0.70	(0.22)	(0.05)	(0.27)

Year Ended May 31, 2004	9.02	0.16	(a)	1.04	1.20	(0.16)	—	(0.16)

Year Ended May 31, 2003	9.40	0.16		(0.38)	(0.22)	(0.16)	—	(0.16)

Year Ended May 31, 2002	9.73	0.17		(0.32)	(0.15)	(0.18)	—	(0.18)
A Shares

Year Ended March 31, 2007	10.84	0.28	(a)	0.55	0.83	(0.33)	(0.46)	(0.79)

Year Ended March 31, 2006†	10.48	0.20	(a)	0.64	0.84	(0.24)	(0.24)	(0.48)

Period Ended March 31, 2005†	10.05	0.15		0.52	0.67	(0.19)	(0.05)	(0.24)

Period Ended May 31, 2004(t)	9.58	0.10	(a)	0.45	0.55	(0.08)	—	(0.08)
C Shares

Year Ended March 31, 2007	10.82	0.23	(a)	0.52	0.75	(0.25)	(0.46)	(0.71)

Period Ended March 31, 2006(s)†	10.49	0.15	(a)	0.62	0.77	(0.20)	(0.24)	(0.44)
B Shares

Year Ended March 31, 2007	10.82	0.22	(a)	0.56	0.78	(0.28)	(0.46)	(0.74)

Year Ended March 31, 2006†	10.46	0.16	(a)	0.64	0.80	(0.20)	(0.24)	(0.44)

Period Ended March 31, 2005†	10.03	0.11		0.52	0.63	(0.15)	(0.05)	(0.20)

Year Ended May 31, 2004	9.00	0.09	(a)	1.04	1.13	(0.10)	—	(0.10)

Period Ended May 31, 2003(o)	8.05	0.03		0.95	0.98	(0.03)	—	(0.03)

Life Vision Target Date 2015 Fund(4)
I Shares

Year Ended March 31, 2007	10.86	0.21	(a)	0.77	0.98	(0.26)	(0.02)	(0.28)

Period Ended March 31, 2006(u)†	10.00	0.09	(a)	0.90	0.99	(0.13)	—	(0.13)
A Shares

Period Ended March 31, 2007(v)	11.42	0.05	(a)	0.11	0.16	(0.02)	—	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Life Vision Growth and Income Fund(4)
A Shares

Year Ended March 31, 2007	$12.87	8.44%	$6,778	0.47%	1.71%	0.47%	45%

Year Ended March 31, 2006†	12.41	10.73	5,737	0.51	1.24	0.58	34

Period Ended March 31, 2005†	11.39	7.37	3,575	0.57	1.33	0.91	59

Period Ended May 31, 2004(r)	10.75	6.32	1,426	0.56	1.04	1.95	97
C Shares

Year Ended March 31, 2007	12.83	7.62	5,535	1.17	1.05	1.17	45

Period Ended March 31, 2006(s)†	12.39	9.94	2,820	1.15	0.89	1.20	34
B Shares

Year Ended March 31, 2007	12.87	7.95	16,966	0.92	1.24	0.92	45

Year Ended March 31, 2006†	12.41	10.21	17,829	0.96	0.71	1.07	34

Period Ended March 31, 2005†	11.39	7.00	16,641	1.01	0.83	1.34	59

Year Ended May 31, 2004	10.74	15.99	13,060	1.00	0.63	1.61	97

Period Ended May 31, 2003(o)	9.34	15.57	2,017	0.90	0.39	1.34	139

Life Vision Moderate Growth Fund(4)
I Shares

Year Ended March 31, 2007	10.88	8.02	193,107	0.16	2.80	0.16	49

Year Ended March 31, 2006†	10.85	8.48	158,301	0.18	2.17	0.22	34

Period Ended March 31, 2005†	10.49	6.98	132,522	0.21	2.10	0.32	83

Year Ended May 31, 2004	10.06	13.35	121,659	0.25	1.65	0.36	109

Year Ended May 31, 2003	9.02	(2.21)	93,722	0.25	1.87	0.36	101

Year Ended May 31, 2002	9.40	(1.52)	88,592	0.25	1.81	0.36	202
A Shares

Year Ended March 31, 2007	10.88	7.77	11,069	0.46	2.53	0.46	49

Year Ended March 31, 2006†	10.84	8.16	5,821	0.47	1.92	0.59	34

Period Ended March 31, 2005†	10.48	6.74	8,161	0.47	1.91	0.87	83

Period Ended May 31, 2004(t)	10.05	5.79	3,541	0.55	1.49	1.27	109
C Shares

Year Ended March 31, 2007	10.86	7.01	24,424	1.19	2.12	1.19	49

Period Ended March 31, 2006(s)†	10.82	7.40	1,674	1.13	1.43	1.19	34
B Shares

Year Ended March 31, 2007	10.86	7.36	12,723	0.91	2.03	0.91	49

Year Ended March 31, 2006†	10.82	7.60	14,073	0.92	1.41	1.06	34

Period Ended March 31, 2005†	10.46	6.28	14,797	0.92	1.37	1.35	83

Year Ended May 31, 2004	10.03	12.66	13,236	1.00	0.91	1.56	109

Period Ended May 31, 2003(o)	9.00	12.22	2,691	0.91	0.93	1.34	101

Life Vision Target Date 2015 Fund(4)
I Shares

Year Ended March 31, 2007	11.56	9.18	2,067	0.20	1.87	2.20	67

Period Ended March 31, 2006(u)†	10.86	9.94	270	0.20	1.80	13.92 (c)	25
A Shares

Period Ended March 31, 2007(v)	11.56	1.43	2	0.50	1.64	2.36 (c)	67

See Notes to Financial Highlights and Notes to Financial Statements.

126

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Life Vision Target Date 2025 Fund(4)
I Shares

Year Ended March 31, 2007	$11.11	$0.15	(a)	$0.91	$1.06	$(0.23)	$(0.01)	$(0.24)

Period Ended March 31, 2006(w)†	10.00	0.09	(a)	1.14	1.23	(0.12)	—	(0.12)
A Shares

Period Ended March 31, 2007(x)	10.82	0.07	(a)	1.23	1.30	(0.18)	(0.01)	(0.19)

Life Vision Target Date 2035 Fund(4)
I Shares

Year Ended March 31, 2007	10.89	0.12	(a)	0.90	1.02	(0.22)	(0.05)	(0.27)

Period Ended March 31, 2006(y)†	10.00	0.07	(a)	0.94	1.01	(0.12)	—	(0.12)
A Shares

Period Ended March 31, 2007(z)	11.07	0.08	(a)	0.73	0.81	(0.19)	(0.05)	(0.24)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
					Ratio of	Expenses to
				Ratio	Net	Average Net
				of Net	Investment	Assets
	Net			Expenses	Income	(Excluding
	Asset			to	(Loss) to	Waivers,
	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	End of	Total	End of	Net	Net	and Expense	Turnover
	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)

Life Vision Target Date 2025 Fund(4)
I Shares

Year Ended March 31, 2007	$11.93	9.64%	$4,704	0.20%	1.28%	1.28%	48%

Period Ended March 31, 2006(w)†	11.11	12.33	1,110	0.20	1.86	11.64 (c)	17
A Shares

Period Ended March 31, 2007(x)	11.93	12.01	45	0.50	0.86	2.00	48

Life Vision Target Date 2035 Fund(4)
I Shares

Year Ended March 31, 2007	11.64	9.41	1,318	0.20	1.05	2.45	50

Period Ended March 31, 2006(y)†	10.89	10.14	590	0.20	1.41	10.98 (c)	40
A Shares

Period Ended March 31, 2007(z)	11.64	7.39	4	0.50	0.77	4.75	50

See Notes to Financial Highlights and Notes to Financial Statements.

127

NOTES TO FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  March 31, 2007

*	Amount represents less than $0.005.

**	Includes redemption fees of $0.001.

***	Includes return of capital of $0.03.

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than a year.

(4)	The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying funds. The expense ratios do not include such expenses.

#	The Fund had a voluntary reimbursement by the Investment Adviser and affiliates that had no effect on total returns for the period.

##	The Fund’s total return includes the effect of an asset valuation adjustment as of March 31, 2006. Excluding this effect, total return would have been 27.08% and 26.21% for the A Shares and C Shares respectively. There was no effect to the total return in I Shares.

(a)	Per share data calculated using average shares outstanding method.

(b)	Commenced operations on February 23, 2004.

(c)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(d)	Commenced operations on February 27, 2004.

(e)	Commenced operations on August 7, 2003.

(f)	Commenced operations on October 8, 2003.

(g)	Commenced operations on October 13, 2003.

(h)	Commenced operations on November 30, 2001.

(i)	Commenced operations on October 27, 2003.

(j)	Commenced operations on October 14, 2003.

(k)	Commended operations on April 3, 2006.

(l)	Commenced operations on October 9, 2003.

(m)	Commenced operations on October 16, 2003.

(n)	Commenced operations on April 4, 2005.

(o)	Commenced operations on March 11, 2003.

(p)	Commenced operations on November 6, 2003.

(q)	Commenced operations on November 11, 2003.

(r)	Commenced operations on November 5, 2003.

(s)	Commenced operations on April 6, 2005.

(t)	Commenced operations on October 10, 2003.

(u)	Commenced operations on October 12, 2005.

(v)	Commenced operations on January 5, 2007.

(w)	Commenced operations on October 21, 2005.

(x)	Commenced operations on July 12, 2006.

(y)	Commenced operations on November 2, 2005.

(z)	Commenced operations on May 4, 2006.

†	Net Investment Income (Loss), Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) to Average Net Assets have been adjusted due to the reclassification of short-term gains from Net Investment Income to Net Realized and Unrealized Gains (Losses) on Investments.

128

NOTES TO FINANCIAL STATEMENTS

STI CLASSIC FUNDS March 31, 2007

1. Organization

The STI Classic Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering 50 funds as of March 31, 2007. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, the Capital Appreciation Fund, the Emerging Growth Stock Fund, the International Equity Fund, the International Equity Index Fund, the Large Cap Quantitative Equity Fund (formerly Strategic Quantitative Equity Fund), the Large Cap Relative Value Fund, the Large Cap Value Equity Fund, the Mid-Cap Equity Fund, the Mid-Cap Value Equity Fund, the Select Large Cap Growth Stock Fund (formerly the Quality Growth Stock Fund), the Small Cap Growth Stock Fund, the Small Cap Quantitative Equity Fund, the Small Cap Value Equity Fund, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Life Vision Target Date 2015 Fund, the Life Vision Target Date 2025 Fund and the Life Vision Target Date 2035 Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Funds may offer the following share classes: I Shares, A Shares and C Shares. In addition, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund may offer B Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution Plan and the Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Life Vision Conservative Fund) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Life Vision Conservative Fund A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase. The B Shares will not be subject to a sales charge but will be subject to a maximum CDSC of 5.00% as a percentage of original purchase price if redeemed within five years of purchase.

Effective August 1, 2005, investors are not permitted to make new purchases of Class B Shares, except through dividend or distribution reinvestments in Class B Shares and exchanges of Class B Shares of a Fund for Class B Shares of another Fund.

Effective April 30, 2004, the Small Cap Value Equity Fund was closed to new investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

129

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

2. Reorganization

Life Vision Moderate Growth Fund — The Trust entered into a plan of reorganization on the behalf of the Balanced Fund and the Life Vision Moderate Growth Fund that provides for (i) the acquisition by the Life Vision Moderate Growth Fund of all of the net assets of the Balanced Fund in exchange for I Shares, A Shares, and C Shares of the Life Vision Moderate Growth Fund, (ii) the distribution of such shares to the shareholders of the Balanced Fund and (iii) the dissolution of the Balanced Fund. The reorganization was approved by the Board of Trustees (the “Board”) on November 14, 2006 and completed on February 28, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization

		Life Vision Moderate	Life Vision Moderate
	Balanced Fund	Growth Fund	Growth Fund

Shares	6,599,362	16,050,580	21,610,264

Net Assets	$60,087,436	$173,582,176	$233,669,612

Net Asset Value:

I Shares	$9.14	$10.81	$10.81

A Shares	$9.20	$10.81	$10.81

C Shares	$9.04	$10.80	$10.80

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Board. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective daily net asset values.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures will be performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and

130

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds’ accounting agent and may preauthorize the Funds’ accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser or sub-adviser does not pre-authorize the Fund’s accounting agent to utilize a Fair Value Pricing Service, the adviser or sub-adviser will request that a Committee Meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by a Fair Value Pricing Service to fair value their international equity securities.

The assets of the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Life Vision Target Date 2015 Fund, the Life Vision Target Date 2025 Fund and the Life Vision Target Date 2035 Fund (the “Life Vision Funds”) consist of investments in underlying investment companies (some of which are affiliated), which are valued at their respective daily net asset values. Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the underlying securities in which the Life Vision Funds invest. Also, in addition to the Life Vision Funds’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, securities transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of a premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The

131

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. The Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Contracts — The International Equity and the International Equity Index Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. As of March 31, 2007, there were no open forward foreign currency contracts.

Securities Lending — Each Fund (except the Small Cap Quantitative Equity Fund and the Life Vision Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, sub-adviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 102% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio (the “Portfolio”). This investment may consist of money market mutual funds registered under the 1940 Act and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2007, the Portfolio was invested in repurchase agreements, asset backed securities and corporate bonds (with interest rates ranging from 5.390% to 5.648% and maturity dates ranging from 04/02/07 to 02/25/21).

132

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The Funds paid securities lending fees during the year ended March 31, 2007, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below (in thousands):

Fees($)

Capital Appreciation Fund	131

International Equity Fund	224

International Equity Index Fund	263

Large Cap Relative Value Fund	88

Large Cap Value Equity Fund	54

Mid-Cap Equity Fund	39

Mid-Cap Value Equity Fund	31

Select Large Cap Growth Stock Fund	4

Small Cap Growth Stock Fund	530

Small Cap Value Equity Fund	75

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The International Equity Fund and the International Equity Index Fund do not have any compensating balance arrangements with their custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the STI Classic Variable Trust (collectively, the “STI Complex”) are allocated across the STI Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds, except for the International Equity and International Equity Index Funds, which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Redemption Fees — Prior to November 20, 2006, a redemption fee of 2% of the value of the shares sold was imposed on shares redeemed within seven days of purchase (60 days or less for the International Equity and International Equity Index Funds) unless the redemption was excluded under the Funds’ Redemption Fee Policy. On November 20, 2006, the Redemption Fee Policy was removed from all Funds except for the International Equity and International Equity Index Funds. For financial statement purposes, these amounts are recorded as an addition to paid-in capital and are included in the Statements

133

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

of Changes in Net Assets within “Change in Net Assets from Capital Transactions”. Fees for the Funds during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Year Ended	Year Ended
	03/31/07($)	03/31/06($)

Aggressive Growth Stock Fund	266	4

Capital Appreciation Fund	953	1,291

Emerging Growth Stock Fund	1	—

International Equity Fund	26,327	21,374

International Equity Index Fund	50,088	5,066

Large Cap Quantitative Equity Fund	105	—

Large Cap Relative Value Fund	3,599	1,604

Large Cap Value Equity Fund	6	204

Mid-Cap Equity Fund	2,007	165

Mid-Cap Value Equity Fund	1,118	134

Select Large Cap Growth Stock Fund	6	336

Small Cap Growth Stock Fund	23,750	3,989

Small Cap Value Equity Fund	462	182

Life Vision Conservative Fund	55	—

Life Vision Growth and Income Fund	276	5

Life Vision Moderate Growth Fund	—	4

      Amounts designated as “—” are $0.

New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share calculations on September 28, 2007. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

134

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

4. Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and Trusco Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an advisory agreement. Zevenbergen Capital Investments LLC serves as the Sub-Adviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

Under the terms of the agreements, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2007 were as follows:

	Maximum	Overall		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived or	Fees
	Fee(%)	Fee(%)	Reimbursed(%)	Paid(%)

Aggressive Growth Stock Fund*	1.10	1.10	—	1.10

Capital Appreciation Fund	0.97	0.93	—	0.93

Emerging Growth Stock Fund*	1.10	1.10	—	1.10

International Equity Fund	1.15	1.12	—	1.12

International Equity Index Fund	0.50	0.49	—	0.49

Large Cap Quantitative Equity Fund	0.85	0.85	—	0.85

Large Cap Relative Value Fund	0.85	0.80	—	0.80

Large Cap Value Equity Fund	0.80	0.78	—	0.78

Mid-Cap Equity Fund	1.00	1.00	—	1.00

Mid-Cap Value Equity Fund	1.00	1.00	—	1.00

Select Large Cap Growth Stock Fund	0.85	0.85	—	0.85

Small Cap Growth Stock Fund	1.15	1.10	—	1.10

Small Cap Quantitative Equity Fund	1.05	1.05	(0.02)	1.03

Small Cap Value Equity Fund	1.15	1.13	—	1.13

Life Vision Aggressive Growth Fund	0.10	0.10	—	0.10

Life Vision Conservative Fund	0.10	0.10	(0.10)	—

Life Vision Growth and Income Fund	0.10	0.10	—	0.10

Life Vision Moderate Growth Fund	0.10	0.10	—	0.10

Life Vision Target Date 2015 Fund	0.10	0.10	(1.98)	—

Life Vision Target Date 2025 Fund	0.10	0.10	(1.07)	—

Life Vision Target Date 2035 Fund	0.10	0.10	(2.26)	—

*	Aggregate annual fees paid to the Investment Adviser, who pays Zevenbergen Capital Investments LLC a portion of the fees to serve as the Fund’s Sub-Adviser.

135

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The Investment Adviser has contractually agreed, until at least August 1, 2007 (until August 1, 2008 for the Select Large Cap Growth Stock Fund) to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

		Total Operating
		Expense(%)

Select Large Cap Growth Stock Fund	I Shares	0.95

Select Large Cap Growth Stock Fund	A Shares	1.25

Select Large Cap Growth Stock Fund	C Shares	1.95

Life Vision Aggressive Growth Fund	I Shares	0.20

Life Vision Aggressive Growth Fund	A Shares	0.50

Life Vision Aggressive Growth Fund	C Shares	1.20

Life Vision Aggressive Growth Fund	B Shares	0.95

Life Vision Conservative Fund	I Shares	0.20

Life Vision Conservative Fund	A Shares	0.50

Life Vision Conservative Fund	C Shares	1.20

Life Vision Conservative Fund	B Shares	0.95

Life Vision Growth and Income Fund	I Shares	0.20

Life Vision Growth and Income Fund	A Shares	0.50

Life Vision Growth and Income Fund	C Shares	1.20

Life Vision Growth and Income Fund	B Shares	0.95

Life Vision Moderate Growth Fund	I Shares	0.20

Life Vision Moderate Growth Fund	A Shares	0.50

Life Vision Moderate Growth Fund	C Shares	1.20

Life Vision Moderate Growth Fund	B Shares	0.95

Life Vision Target Date 2015 Fund	I Shares	0.20

Life Vision Target Date 2015 Fund	A Shares	0.50

Life Vision Target Date 2025 Fund	I Shares	0.20

Life Vision Target Date 2025 Fund	A Shares	0.50

Life Vision Target Date 2035 Fund	I Shares	0.20

Life Vision Target Date 2035 Fund	A Shares	0.50

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2007, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2007, the cumulative potential reimbursement based on reimbursements within three years from the date of the corresponding Expense Limitation

136

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

Agreement (until August 1, 2009 (until August 1, 2010 for the Select Large Cap Growth Stock Fund) ), as reduced by amounts forfeited during the fiscal year, are as follows (in thousands):

Amount($)

Life Vision Conservative Fund	32

Life Vision Target Date 2015 Fund	33

Life Vision Target Date 2025 Fund	34

Life Vision Target Date 2035 Fund	34

During the year ended March 31, 2007, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers will not be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the STI Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,714 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the STI Complex, including $300,000 towards the premium for Directors and Officers Liability/ Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the STI Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and BISYS Fund Services Limited Partnership (the “Distributor”) are parties to a Distribution Services Agreement. The Distributor receives no fees for its distribution services under the agreement for the I Shares of any Fund. With respect to the A Shares, C Shares and B Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of C Shares and B Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2007 were as follows:

137

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

	Board Approved	Board Approved	Board Approved
	and Charged	and Charged	and Charged
	A Share	C Share	B Share
	Distribution	Distribution and	Distribution and
	Fee(%)	Service Fee(%)	Service Fee(%)

Aggressive Growth Stock Fund	0.30	1.00	N/A

Capital Appreciation Fund	0.30	1.00	N/A

Emerging Growth Stock Fund	0.30	1.00	N/A

International Equity Fund	0.30	1.00	N/A

International Equity Index Fund	0.30	1.00	N/A

Large Cap Quantitative Equity Fund	0.25	1.00	N/A

Large Cap Relative Value Fund	0.25	1.00	N/A

Large Cap Value Equity Fund	0.30	1.00	N/A

Mid-Cap Equity Fund	0.30	1.00	N/A

Mid-Cap Value Equity Fund	0.30	1.00	N/A

Select Large Cap Growth Stock Fund	0.30	1.00	N/A

Small Cap Growth Stock Fund	0.30	1.00	N/A

Small Cap Quantitative Equity Fund	0.30	1.00	N/A

Small Cap Value Equity Fund	0.25	0.25	N/A

Life Vision Aggressive Growth Fund	0.30	1.00	0.75

Life Vision Conservative Fund	0.30	1.00	0.75

Life Vision Growth and Income Fund	0.30	1.00	0.75

Life Vision Moderate Growth Fund	0.30	1.00	0.75

Life Vision Target Date 2015 Fund	0.30	N/A	N/A

Life Vision Target Date 2025 Fund	0.30	N/A	N/A

Life Vision Target Date 2035 Fund	0.30	N/A	N/A

Custodian Agreements — SunTrust Bank acts as custodian for the Funds, except for the International Equity Fund and the International Equity Index Fund, which have appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the STI Complex are also officers of the Investment Adviser, the Administrator and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	55,000	44,000

Regular Meeting Fee	10,000	8,000

Special Meeting Fee	5,000	4,000

Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the STI Classic Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of March 31, 2007, under the deferred compensation plan, the Trust had a deferred liability of approximately $68,635.

138

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The Investment Adviser provides services to the STI Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the STI Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated across the assets of the STI Complex. For the year ended March 31, 2007, the total amount paid by the Trust for compliance services was $546,818.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2007, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fees($)

Aggressive Growth Stock Fund	1

Capital Appreciation Fund	3

Emerging Growth Stock Fund	—

Large Cap Quantitative Equity Fund	—

Large Cap Value Equity Fund	1

Mid-Cap Equity Fund	4

Select Large Cap Growth Stock Fund	—

Small Cap Growth Stock Fund	9

Small Cap Value Equity Fund	1
Amounts designated as “—” round to less than $1,000.

139

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

5. Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2007 were as follows (in thousands):

		Sales and
	Purchases($)	Maturities($)

Aggressive Growth Stock Fund	202,240	150,725

Capital Appreciation Fund	1,034,996	1,285,551

Emerging Growth Stock Fund	136,956	83,457

International Equity Fund	918,298	840,629

International Equity Index Fund	124,213	70,774

Large Cap Quantitative Equity Fund	1,451,826	1,446,099

Large Cap Relative Value Equity Fund	929,934	929,805

Large Cap Value Equity Fund	835,590	850,466

Mid-Cap Equity Fund	740,779	849,461

Mid-Cap Value Equity Fund	502,897	509,884

Select Large Cap Growth Stock Fund	171,728	166,766

Small Cap Growth Stock Fund	1,819,849	2,480,491

Small Cap Quantitative Equity Fund	118,862	104,215

Small Cap Value Equity Fund	455,254	595,203

Life Vision Aggressive Growth Fund	31,860	32,496

Life Vision Conservative Fund	3,844	4,147

Life Vision Growth and Income Fund	71,827	56,348

Life Vision Moderate Growth Fund	144,318	85,507

Life Vision Target Date 2015 Fund	2,350	663

Life Vision Target Date 2025 Fund	4,349	955

Life Vision Target Date 2035 Fund	1,061	429

6. Federal Tax Policies and Information

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2007, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2007, are presented on

140

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

each Fund’s Schedule of Portfolio Investments. The tax character of distributions paid to shareholders during the year ended March 31, 2007 was as follows (in thousands):

	Distributions Paid From

	Net	Net Long	Total
	Investment	Term Capital	Distributions
Fund	Income($)	Gains($)	Paid($)*

Capital Appreciation Fund	20,866	39,738	60,604

International Equity Fund	18,678	153	18,831

International Equity Index Fund	18,293	—	18,293

Large Cap Quantitative Equity Fund	3,062	7,799	10,861

Large Cap Relative Value Fund	53,247	83,793	137,040

Large Cap Value Equity Fund	14,207	35,813	50,020

Mid-Cap Equity Fund	1,714	26,299	28,013

Mid-Cap Value Equity Fund	30,066	14,308	44,374

Select Large Cap Growth Stock Fund	168	—	168

Small Cap Growth Stock Fund	15,457	52,014	67,471

Small Cap Quantitative Equity Fund	19	—	19

Small Cap Value Equity Fund	46,044	130,494	176,538

Life Vision Aggressive Growth Fund	1,323	1,067	2,390

Life Vision Conservative Fund	378	68	446

Life Vision Growth and Income Fund	3,732	2,608	6,340

Life Vision Moderate Growth Fund	7,147	6,638	13,785

Life Vision Target Date 2015 Fund	30	2	32

Life Vision Target Date 2025 Fund	50	1	51

Life Vision Target Date 2035 Fund	22	4	26

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are either $0 or have been rounded to $0.

141

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The tax character of distributions paid to shareholders during the period ended March 31, 2006 was as follows (in thousands):

	Distributions Paid From

	Net	Net Long	Total
	Investment	Term Capital	Distributions
Fund	Income($)	Gains($)	Paid($)*

Aggressive Growth Stock Fund	5	—	5

Capital Appreciation Fund	2,820	33,118	35,938

Emerging Growth Stock Fund	—	—	—

International Equity Fund	8,844	—	8,844

International Equity Index Fund	9,687	—	9,687

Large Cap Quantitative Equity Fund	12,192	588	12,780

Large Cap Relative Value Fund	20,863	51,016	71,879

Large Cap Value Equity Fund	14,910	—	14,910

Mid-Cap Equity Fund	1,670	16,129	17,799

Mid-Cap Value Equity Fund	8,090	15,245	23,335

Select Large Cap Growth Stock Fund	529	—	529

Small Cap Growth Stock Fund	14,140	97,800	111,940

Small Cap Value Equity Fund	13,487	141,539	155,026

Life Vision Aggressive Growth Fund	652	617	1,269

Life Vision Conservative Fund	309	—	309

Life Vision Growth and Income Fund	2,058	—	2,058

Life Vision Moderate Growth Fund	5,382	2,321	7,703

Life Vision Target Date 2015 Fund	2	—	2

Life Vision Target Date 2025 Fund	2	—	2

Life Vision Target Date 2035 Fund	3	—	3

*	Total distributions paid differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

Amounts designated as “—” are either $0 or have been rounded to $0.

As of March 31, 2007 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed	Undistributed		Accumulated
	Ordinary	Long Term	Accumulated	Capital and
	Income($)	Capital Gains($)	Earnings($)	Other Losses($)**

Aggressive Growth Stock Fund	—	—	—	(18,823)

Capital Appreciation Fund	—	61,573	61,573	—

Emerging Growth Stock Fund	—	1,034	1,034	—

International Equity Fund	15,808	56,135	71,943	—

International Equity Index Fund	4,070	—	4,070	(44,845)

Large Cap Quantitative Equity Fund	19,583	3,015	22,598	—

Large Cap Relative Value Fund	22,826	56,375	79,201	—

Large Cap Value Equity Fund	21,798	14,483	36,281	—

Mid-Cap Equity Fund	6,908	2,555	9,463	—

Mid-Cap Value Equity Fund	22,663	1,652	24,315	—

Select Large Cap Growth Stock Fund	43	—	43	(176,881)

Small Cap Growth Stock Fund	—	53,557	53,557	—

Small Cap Quantitative Equity Fund	1	—	1	(67)

Small Cap Value Equity Fund	2,435	79,589	82,024	—

Life Vision Aggressive Growth Fund	423	2,834	3,257	—

Life Vision Conservative Fund	25	78	103	—

Life Vision Growth and Income Fund	438	4,879	5,317	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Total
	Unrealized	Accumulated
	Appreciation	Earnings
	(Depreciation)($)***	(Deficit)($)

Aggressive Growth Stock Fund	58,048	39,225

Capital Appreciation Fund	161,088	222,661

Emerging Growth Stock Fund	17,009	18,043

International Equity Fund	266,922	338,865

International Equity Index Fund	359,009	318,234

Large Cap Quantitative Equity Fund	6,683	29,281

Large Cap Relative Value Fund	313,929	393,130

Large Cap Value Equity Fund	128,251	164,532

Mid-Cap Equity Fund	59,218	68,681

Mid-Cap Value Equity Fund	11,695	36,010

Select Large Cap Growth Stock Fund	11,092	(165,746)

Small Cap Growth Stock Fund	159,656	213,213

Small Cap Quantitative Equity Fund	(45)	(111)

Small Cap Value Equity Fund	116,960	198,984

Life Vision Aggressive Growth Fund	11,513	14,770

Life Vision Conservative Fund	352	455

Life Vision Growth and Income Fund	19,600	24,917

142

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FUNDS  March 31, 2007

	Undistributed	Undistributed		Accumulated
	Ordinary	Long Term	Accumulated	Capital and
	Income($)	Capital Gains($)	Earnings($)	Other Losses($)**

Life Vision Moderate Growth Fund	354	549	903	—

Life Vision Target Date 2015 Fund	1	22	23	—

Life Vision Target Date 2025 Fund	3	65	68	—

Life Vision Target Date 2035 Fund	—	27	27	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Total
	Unrealized	Accumulated
	Appreciation	Earnings
	(Depreciation)($)***	(Deficit)($)

Life Vision Moderate Growth Fund	18,874	19,777

Life Vision Target Date 2015 Fund	68	91

Life Vision Target Date 2025 Fund	130	198

Life Vision Target Date 2035 Fund	70	97

**	As of the latest tax year end of March 31, 2007, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires

	2009($)	2010($)	2011($)	2012($)	2013($)	2014($)	2015($)

Aggressive Growth Stock Fund	—	3,369	—	—	1,399	2,683	11,372

International Equity Index Fund	—	15,965	16,546	9,207	3,127	—	—

Select Large Cap Growth Stock Fund	114,701	52,653	9,527	—	—	—	—

Small Cap Quantitative Equity Fund	—	—	—	—	—	—	67

During the year ended March 31, 2007, the Emerging Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Value Equity Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund utilized $525, $25,598, $7,672, $30,146, $17,564 and $665 in capital loss carryforwards, respectively (in thousands).

***	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and return of capital adjustments.

7. Risks

The International Equity and International Equity Index Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of interest rate fluctuation and price volatility associated with these Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

8. Subsequent Events

Effective May 31, 2007, the Capital Appreciation Fund, the Large Cap Relative Value Fund and the Mid-Cap Equity Fund will be renamed the Large Cap Growth Stock Fund, the Large Cap Core Equity Fund and the Mid-Cap Core Equity Fund, respectively.

At the meeting on May 15, 2007, the Board voted to remove the Redemption Fee Policy from the International Equity Fund and International Equity Index Fund. This change will be effective on August 1, 2007.

143

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

STI CLASSIC FUNDS March 31, 2007

To the Board of Trustees and Shareholders of
STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Capital Appreciation Fund, Emerging Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Quantitative Equity Fund (formerly, Strategic Quantitative Equity Fund), Large Cap Relative Value Fund, Large Cap Value Equity Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund (formerly, Quality Growth Stock Fund), Small Cap Growth Stock Fund, Small Cap Quantitative Equity Fund, Small Cap Value Equity Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Life Vision Target Date 2015 Fund, Life Vision Target Date 2025 Fund, and Life Vision Target Date 2035 Fund (twenty-one of the fifty funds constituting STI Classic Funds, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007, by correspondence with the custodians and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 30, 2007

144

OTHER FEDERAL TAX INFORMATION

STI CLASSIC FUNDS March 31, 2007
(Unaudited)

For corporate shareholders, the following percentage of the total ordinary income distributions paid by the Funds during the year ended March 31, 2007 qualify for the corporate dividends received deductions:

Dividend
Received
Deduction(%)

Capital Appreciation Fund	100.00

Large Cap Quantitative Equity Fund	19.09

Large Cap Relative Value Fund	58.17

Large Cap Value Equity Fund	53.97

Mid-Cap Equity Fund	57.22

Mid-Cap Value Equity Fund	14.57

Select Large Cap Growth Stock Fund	100.00

Small Cap Growth Stock Fund	22.19

Small Cap Quantitative Equity Fund	100.00

Small Cap Value Equity Fund	37.76

Life Vision Aggressive Growth Fund	37.77

Life Vision Conservative Fund	4.30

Life Vision Growth and Income Fund	22.73

Life Vision Moderate Growth Fund	13.20

Life Vision Target Date 2015 Fund	31.08

Life Vision Target Date 2025 Fund	40.21

Life Vision Target Date 2035 Fund	45.64

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 of the Internal Revenue Code. For the year ended March 31, 2007, the International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $2,123 and $2,343, respectively (in thousands).

For the year ended March 31, 2007, the following Funds have qualified dividend income of:

Qualified
Dividend
Income(%)

Capital Appreciation Fund	100.00

International Equity Fund	85.07

International Equity Index Fund	90.56

Large Cap Quantitative Equity Fund	18.13

Large Cap Relative Value Fund	57.98

Large Cap Value Equity Fund	53.76

Mid-Cap Equity Fund	53.90

Mid-Cap Value Equity Fund	13.79

Select Large Cap Growth Stock Fund	100.00

Small Cap Growth Stock Fund	21.87

Small Cap Quantitative Equity Fund	100.00

Small Cap Value Equity Fund	40.00

Life Vision Aggressive Growth Fund	48.40

Life Vision Conservative Fund	6.43

Life Vision Growth and Income Fund	30.20

Life Vision Moderate Growth Fund	17.14

Life Vision Target Date 2015 Fund	41.95

Life Vision Target Date 2025 Fund	54.82

Life Vision Target Date 2035 Fund	61.08

145

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Mr. Ridley is a trustee who may be deemed to be an “interested person” of the Trust.

				Number of
Name, Business	Position	Term of		Portfolios
Address,	Held	Office and		in Fund
State of Residence	with	Length of	Principal Occupation(s)	Complex
and Date of Birth	Trust	Time Served	During the Past 5 Years	Overseen	Other Directorships Held

INTERESTED TRUSTEE* Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

INDEPENDENT TRUSTEES
Jeffrey M. Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

F. Wendell Gooch 3435 Stelzer Road Columbus, OH 43219 (Indiana) DOB 12/32	Trustee	Indefinite; since May 1992	Retired	57	SEI Family of Funds

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	57	None

James O. Robbins 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/42	Trustee	Indefinite; since May 2000	Retired. President and Chief Executive Officer, Cox Communications, Inc. (1985-2005)	57	Bessemer Securities, Inc.; Humana, Inc.

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

*	Mr. Ridley may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act because of a material business relationship with the parent of the Adviser.

146

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (concluded)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Term of
	Position(s)	Office and
Name, Address	Held with	Length of	Principal Occupation(s)
and Date of Birth	Trust	Time Served	During the Past 5 Years

OFFICERS R. Jeffrey Young 3435 Stelzer Road Columbus, OH 43219 DOB 08/64	President and Chief Executive Officer	One year; since July 2004	Senior Vice President, Relationship Management, BISYS Fund Services (since 2002); Vice President, Client Services, BISYS Fund Services (1997-2002)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, Trusco Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer, Chief Financial Officer and Chief Accounting Officer	One year; since March 2007	Vice President, Fund Administration, BISYS Fund Services

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One year; since February 2005	Senior Counsel, Legal Services, BISYS Fund Services (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Jennifer A. English 3435 Stelzer Road Columbus, OH 43219 DOB 03/72	Assistant Secretary	One year; since November 2005	Assistant Counsel, Legal Services, BISYS Fund Services (since 2005); Assistant Counsel, PFPC Inc. (2002-2005); Associate Legal Product Manager, Fidelity Investments (2001)

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

147

ADDITIONAL INFORMATION
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Annual Approval of Investment Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreements with Trusco Capital Management, Inc. (the “Adviser”) and subadvisory agreement with Zevenbergen Capital Investments LLC (the “Subadviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadviser. The Trustees use this information, as well as other information that the Adviser, Subadviser, and other service providers may submit to the Board, to help them decide whether to renew the agreements for another year.

In considering the renewal of the agreements this year, the Board requested and received material from the Adviser and Subadviser in preparation for a special meeting of the Board held on October 24, 2006, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 14, 2006, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadviser’s investment management and other services; (b) the Adviser’s and Subadviser’s investment management personnel; (c) the Adviser’s and Subadviser’s operations and financial condition; (d) the Adviser’s and Subadviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadviser charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadviser’s profitability from their Fund-related operations; (h) the Adviser’s and Subadviser’s compliance systems; (i) the Adviser’s and Subadviser’s policies and procedures for personal securities transactions; (j) the Adviser’s and Subadviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At both meetings, representatives from the Adviser and Subadviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadviser, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information. As part of its consideration, the Board also reviewed a single consolidated form of advisory agreement representing the substance of the Trust’s three existing agreements with the Adviser and considered whether to adopt the consolidated form of agreement going forward.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the consolidated form of agreement with the Adviser, the agreement with the Subadviser, and the selection of the Adviser and Subadviser, and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadviser. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management

148

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadviser supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadviser supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

149

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Expense Examples

As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,098.20	$6.07	1.16%
	A Shares	1,000.00	1,096.20	7.63	1.46
	C Shares	1,000.00	1,093.60	11.27	2.16

Capital Appreciation Fund	I Shares	1,000.00	1,045.30	5.00	0.98
	A Shares	1,000.00	1,043.50	6.52	1.28
	C Shares	1,000.00	1,039.60	10.07	1.98

Emerging Growth Stock Fund	I Shares	1,000.00	1,120.00	6.24	1.18
	A Shares	1,000.00	1,117.60	7.81	1.48
	C Shares	1,000.00	1,113.20	11.49	2.18

International Equity Fund	I Shares	1,000.00	1,133.50	6.44	1.21
	A Shares	1,000.00	1,133.30	8.03	1.51
	C Shares	1,000.00	1,128.20	11.73	2.21

International Equity Index Fund	I Shares	1,000.00	1,157.30	3.28	0.61
	A Shares	1,000.00	1,156.00	4.89	0.91
	C Shares	1,000.00	1,151.40	8.64	1.61

Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,066.90	4.74	0.92
	A Shares	1,000.00	1,066.00	6.08	1.18
	C Shares	1,000.00	1,062.70	9.87	1.92

Large Cap Relative Value Fund	I Shares	1,000.00	1,074.80	4.40	0.85
	A Shares	1,000.00	1,074.00	5.69	1.10
	C Shares	1,000.00	1,069.90	9.55	1.85

Large Cap Value Equity Fund	I Shares	1,000.00	1,093.00	4.33	0.83
	A Shares	1,000.00	1,090.90	5.89	1.13
	C Shares	1,000.00	1,086.60	9.52	1.83

Mid-Cap Equity Fund	I Shares	1,000.00	1,124.20	5.67	1.07
	A Shares	1,000.00	1,123.00	7.25	1.37
	C Shares	1,000.00	1,118.30	10.93	2.07

Mid-Cap Value Equity Fund	I Shares	1,000.00	1,150.30	5.68	1.06
	A Shares	1,000.00	1,148.30	7.28	1.36
	C Shares	1,000.00	1,143.90	11.01	2.06

Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,047.20	5.00	0.98
	A Shares	1,000.00	1,045.80	6.53	1.28
	C Shares	1,000.00	1,042.20	10.08	1.98

150

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Small Cap Growth Stock Fund	I Shares	$1,000.00	$1,070.50	$6.04	1.17%
	A Shares	1,000.00	1,069.00	7.58	1.47
	C Shares	1,000.00	1,065.20	11.17	2.17

Small Cap Quantitative Equity Fund	I Shares	1,000.00	1,066.00	5.82	1.13
	A Shares	1,000.00	1,064.10	7.36	1.43
	C Shares	1,000.00	1,061.10	10.95	2.13

Small Cap Value Equity Fund	I Shares	1,000.00	1,121.20	6.29	1.19
	A Shares	1,000.00	1,119.70	7.61	1.44
	C Shares	1,000.00	1,119.50	7.61	1.44

Life Vision Aggressive Growth Fund	I Shares	1,000.00	1,085.30	0.99	0.19
	A Shares	1,000.00	1,083.90	2.55	0.49
	C Shares	1,000.00	1,080.20	6.17	1.19
	B Shares	1,000.00	1,080.90	4.88	0.94

Life Vision Conservative Fund	I Shares	1,000.00	1,043.20	1.02	0.20
	A Shares	1,000.00	1,041.70	2.55	0.50
	C Shares	1,000.00	1,038.10	6.10	1.20
	B Shares	1,000.00	1,039.20	4.83	0.95

Life Vision Growth and Income Fund	I Shares	1,000.00	1,071.10	0.93	0.18
	A Shares	1,000.00	1,069.60	2.48	0.48
	C Shares	1,000.00	1,066.40	6.08	1.18
	B Shares	1,000.00	1,067.30	4.79	0.93

Life Vision Moderate Growth Fund	I Shares	1,000.00	1,059.50	0.87	0.17
	A Shares	1,000.00	1,058.50	2.41	0.47
	C Shares	1,000.00	1,054.30	5.99	1.17
	B Shares	1,000.00	1,055.80	4.72	0.92

Life Vision Target Date 2015	I Shares	1,000.00	1,072.40	1.03	0.20
	A Shares(a)	1,000.00	1,014.30	1.20	0.50

Life Vision Target Date 2025	I Shares	1,000.00	1,082.70	1.04	0.20
	A Shares	1,000.00	1,081.30	2.59	0.50

Life Vision Target Date 2035	I Shares	1,000.00	1,084.40	1.04	0.20
	A Shares	1,000.00	1,082.80	2.60	0.50

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	Information shown reflects values for the period from January 5, 2007 (commencement of operations) to March 31, 2007 and has been calculated using expense ratios and rates of return for the same period.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

151

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,019.15	$5.84	1.16%
	A Shares	1,000.00	1,017.65	7.34	1.46
	C Shares	1,000.00	1,014.16	10.85	2.16

Capital Appreciation Fund	I Shares	1,000.00	1,020.04	4.94	0.98
	A Shares	1,000.00	1,018.55	6.44	1.28
	C Shares	1,000.00	1,015.06	9.95	1.98

Emerging Growth Stock Fund	I Shares	1,000.00	1,019.05	5.94	1.18
	A Shares	1,000.00	1,017.55	7.44	1.48
	C Shares	1,000.00	1,014.06	10.95	2.18

International Equity Fund	I Shares	1,000.00	1,018.90	6.09	1.21
	A Shares	1,000.00	1,017.40	7.59	1.51
	C Shares	1,000.00	1,013.91	11.10	2.21

International Equity Index Fund	I Shares	1,000.00	1,021.89	3.07	0.61
	A Shares	1,000.00	1,020.39	4.58	0.91
	C Shares	1,000.00	1,016.90	8.10	1.61

Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,020.34	4.63	0.92
	A Shares	1,000.00	1,019.05	5.94	1.18
	C Shares	1,000.00	1,015.36	9.65	1.92

Large Cap Relative Value Fund	I Shares	1,000.00	1,020.69	4.28	0.85
	A Shares	1,000.00	1,019.45	5.54	1.10
	C Shares	1,000.00	1,015.71	9.30	1.85

Large Cap Value Equity Fund	I Shares	1,000.00	1,020.79	4.18	0.83
	A Shares	1,000.00	1,019.30	5.69	1.13
	C Shares	1,000.00	1,015.81	9.20	1.83

Mid-Cap Equity Fund	I Shares	1,000.00	1,019.60	5.39	1.07
	A Shares	1,000.00	1,018.10	6.89	1.37
	C Shares	1,000.00	1,014.61	10.40	2.07

Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.65	5.34	1.06
	A Shares	1,000.00	1,018.15	6.84	1.36
	C Shares	1,000.00	1,014.66	10.35	2.06

Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.04	4.94	0.98
	A Shares	1,000.00	1,018.55	6.44	1.28
	C Shares	1,000.00	1,015.06	9.95	1.98

Small Cap Growth Stock Fund	I Shares	1,000.00	1,019.10	5.89	1.17
	A Shares	1,000.00	1,017.60	7.39	1.47
	C Shares	1,000.00	1,014.11	10.90	2.17

Small Cap Quantitative Equity Fund	I Shares	1,000.00	1,019.30	5.69	1.13
	A Shares	1,000.00	1,017.80	7.19	1.43
	C Shares	1,000.00	1,014.31	10.70	2.13

Small Cap Value Equity Fund	I Shares	1,000.00	1,019.00	5.99	1.19
	A Shares	1,000.00	1,017.75	7.24	1.44
	C Shares	1,000.00	1,017.75	7.24	1.44

Life Vision Aggressive Growth Fund	I Shares	1,000.00	1,023.98	0.96	0.19
	A Shares	1,000.00	1,022.49	2.47	0.49
	C Shares	1,000.00	1,019.00	5.99	1.19
	B Shares	1,000.00	1,020.24	4.73	0.94

Life Vision Conservative Fund	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	C Shares	1,000.00	1,018.95	6.04	1.20
	B Shares	1,000.00	1,020.19	4.78	0.95

Life Vision Growth and Income Fund	I Shares	1,000.00	1,024.03	0.91	0.18
	A Shares	1,000.00	1,022.54	2.42	0.48
	C Shares	1,000.00	1,019.05	5.94	1.18
	B Shares	1,000.00	1,020.29	4.68	0.93

152

ADDITIONAL INFORMATION (concluded)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Life Vision Moderate Growth Fund	I Shares	$1,000.00	$1,024.08	$0.86	0.17%
	A Shares	1,000.00	1,022.59	2.37	0.47
	C Shares	1,000.00	1,019.10	5.89	1.17
	B Shares	1,000.00	1,020.34	4.63	0.92

Life Vision Target Date 2015	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares(a)	1,000.00	1,010.73	1.20	0.50

Life Vision Target Date 2025	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50

Life Vision Target Date 2035	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	Information shown reflects values for the period from January 5, 2006 (commencement of operations) to March 31, 2007 and has been calculated using expense ratios and rates of return for the same period.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Other Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

153

(This page intentionally left blank)

(This page intentionally left blank)

Investment Adviser:
Trusco Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-STI-FUND, or visit www.sticlassicfunds.com. Please read the prospectus carefully before investing.
Distributor:
BISYS Fund Services Limited Partnership
Not FDIC Insured • No Bank Guarantee • May Lose Value
STI-AE-0307
5/07

2007 Annual Report

Bond and Money Market Funds
March 31, 2007

STI CLASSIC FUNDS March 31, 2007

Letter to Shareholders	1

Management Discussion of Fund Performance

Bond Funds:

Georgia Tax-Exempt Bond Fund	3
High Grade Municipal Bond Fund	5
High Income Fund	7
Intermediate Bond Fund	9
Investment Grade Bond Fund	11
Investment Grade Tax-Exempt Bond Fund	13
Limited Duration Fund	15
Limited-Term Federal Mortgage Securities Fund	17
Maryland Municipal Bond Fund	19
North Carolina Tax-Exempt Bond Fund	21
Seix Floating Rate High Income Fund	23
Seix High Yield Fund	25
Short-Term Bond Fund	27
Short-Term U.S. Treasury Securities Fund	29
Strategic Income Fund	31
Total Return Bond Fund	33
Ultra-Short Bond Fund	35
U.S. Government Securities Fund	37
U.S. Government Securities Ultra-Short Bond Fund	39
Virginia Intermediate Municipal Bond Fund	41

Money Market Funds:
Prime Quality Money Market Fund	43
Tax-Exempt Money Market Fund	44
U.S. Government Securities Money Market Fund	45
U.S. Treasury Money Market Fund	46
Virginia Tax-Free Money Market Fund	47

Schedules of Portfolio Investments	49

Statements of Assets and Liabilities	167

Statements of Operations	171

Statements of Changes in Net Assets	175

Financial Highlights	189

Notes to Financial Statements	201

Report of Independent Registered Public Accounting Firm	220

Other Federal Tax Information	221

Trustees and Officers of the STI Classic Funds	222

Additional Information	224

LETTER TO SHAREHOLDERS
March 31, 2007
Dear Valued STI Classic Funds Shareholder,
The equity markets struggled midway through the first quarter after a healthy start but finished in positive territory by March 31st. Anxiety about the pace of economic growth and fears of spillover affects from an already weakening housing market weighed on the stock market, increased its volatility, and sent some investors toward the relative perceived safety of bonds. The S&P 500 index gained 0.6% and is up 11.8% over the trailing 12 months, while the Lehman Brothers U.S. Aggregate Bond Index added 1.5% for the quarter and 6.6% over the previous year.
In previous letters, we emphasized our expectation that economic momentum would slow and the rate of growth would decelerate for a variety of reasons. We also relayed our view that inflation pressures would gradually ease. This forecast is playing out much as we expected. The challenge for investors and observers in this type of environment is that the individual bits of information and data points rarely move evenly or consistently and often leave investors with ambiguous results. A likely scenario for the upcoming quarter is a continuation of mixed reports.
Job growth was firm and hourly wages increased, but consumers also spent more money on energy, namely gasoline. The housing market became a focus of concern, weighed down by fears that increased delinquencies and foreclosures in the sub prime market would spill over into other credits and the broader economy. Government reports on capital spending also weakened as did estimates of first quarter S&P 500 operating earnings growth. Exports, however, continued to enjoy healthy gains amid a relatively strong global environment. Inflation reports remained stubbornly stuck at levels above the Federal Reserve’s unofficial 1-2% comfort zone, sparking central bank rhetoric about the need to remain vigilant in its monetary policy.
Stocks began and ended the quarter on a firm note, but the middle period was weak. In particular, a confluence of events sent global equity prices lower on February 27th and began a modest sell-off that extended into the first half of March. A sharp decline in Asian emerging markets, a more pessimistic economic forecast from former Fed chairman Alan Greenspan, and weak U.S. economic reports precipitated the drop. However, reasonable valuations and selective positive earnings news helped draw investors back to the market toward the end of the quarter. Mid-Cap and International stocks outperformed, while Growth and Value styles generated mixed performance. Merger and acquisition activity as well as leveraged buyouts were major catalysts that unlocked value in the market despite the softer economic undercurrent.
In the fixed income markets, bond yields fell and prices rose during the stock market’s decline, but at the end of Q1, yields drifted higher as confidence returned. Point to point, the yield on the 10-year Treasury note fell modestly to 4.65% from 4.71% at the end of the fourth quarter. Shorter maturity bond yields fell somewhat further causing the yield curve to return to a slightly positive slope between two- and ten-year maturities. Despite concerns over the health of the economy, High Yield bonds outperformed the Investment Grade market, though inflation-linked TIPS notes also outperformed.
Our outlook for the economy for the remainder of the year is unchanged: positive, sub-par growth, with a gradual decline in core inflation. This type of environment has and will continue to create stress on some companies with weaker business models and balance sheets. However, many of the stronger, well capitalized firms, whose stocks have lagged to date, are likely to be recognized by the markets. We expect a similar scenario for bonds, where credit quality becomes a greater focus in a range-bound market. To be sure, we expect some nervous indigestion from time to time, but on balance, we believe equities will move higher by the end of the year, while bonds will earn close to the coupons.

There are many exciting changes taking place in the STI Classic Fund family and at Trusco Capital that we believe will enhance our products and improve performance in the coming quarters. However, as we anxiously welcome the new, I wish to express a strong note of gratitude to Bob Rhodes, who retired from Trusco Capital Management on March 31, 2007. Bob was a founding member and Executive Vice President of Trusco and made significant contributions to the growth and success of Trusco and the STI Classic Funds. We are deeply indebted to him for his performance and strong personal integrity that has set a high standard for us all going forward.
I close this letter with thanks to you, our valued clients. We very much appreciate your support and confidence over the years, and we will strive to earn that trust again in 2007 and the years to follow.
Sincerely,
David H. Eidson
President and CEO
Trusco Capital Management, Inc.

GEORGIA TAX-EXEMPT BOND FUND
Portfolio Manager
•	Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 months ended March 31, 2007, the Georgia Tax-Exempt Bond Fund had a total return of 4.95% (I Shares) versus a 5.62% return for the Lehman Brothers 10 Year Municipal Bond Index. The Fund maintained an overweight of less than one-year and 20-year and longer paper. Trading activity and portfolio events during the period resulted in exposure to the 7-year, 10-year, 20-year, and long bond sectors being increased, and exposure to the less than one-year through three-year sectors being reduced. Five, 10, and 30-year generic AAA rated municipal bond yields declined 7, 22, and 36 basis points (0.07%, 0.22% and 0.36%) respectively, over the twelve months. The two-year to 30-year municipal bond yield curve flattened 36 basis points (0.36%) to 58 basis points (0.58%) of slope.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund slightly underperformed its benchmark index for the period; the underperformance was due primarily to management fees, which are associated with a mutual fund but not associated with our benchmark index, the Lehman Brothers 10 Year Municipal Bond Index.1
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high.1

GEORGIA TAX-EXEMPT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Georgia Tax-Exempt Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	01/19/94	4.68	3.01	4.39	4.69
	with sales charge*		-0.31	1.36	3.38	4.18

C Shares	without CDSC	06/06/95	3.81	2.28	3.71	4.12
	with CDSC*		2.81	2.28	3.71	4.12

I Shares		01/18/94	4.95	3.22	4.58	4.90

Lehman Brothers 10 Year Municipal Bond Index			5.62	3.57	5.37	5.78

The expense ratios for A, C and I Shares are 0.78%, 1.63% and 0.63%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

HIGH GRADE MUNICIPAL BOND FUND (formerly Florida Tax-Exempt Bond Fund)
Portfolio Manager
• Ronald Schwartz, CFA, CFP
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the High Grade Municipal Bond Fund returned 4.54% (I Shares) out performing the Lipper Insured Municipal Debt Funds Average2 which returned 4.39% for the period, however, under performing the Lehman 10 Year Municipal Bond Index which produced a 5.62% total return. After the repeal of the Florida Intangible Tax by Governor Bush in October 2006, the Fund changed its investment strategy away from a Florida Tax-Exempt Fund to a National Insured Fund. The Fund continues to transition to its new objectives and strategies. The large concentration of Florida paper has been a detriment to the portfolio versus its new indices as has its underweighting of longer dated maturities.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The year 2006 was the fourth year in a row where additional credit and duration risk paid off. The 2-30 year municipal curve flattening dramatically from a slope of 94 basis points (0.94%) as of March 31, 2006 to 55 basis points (0.55%) by December 31, 2006. Issuance remained below previous year’s level and often was met with insatiable demand as U.S. property insurance concerns added to tax-exempt portfolios and a broadening base of “alternative investors” were attracted to the sector for its strong credit characteristics and a yield curve that remained steeper than other fixed income categories. Municipal yields remain nearly unchanged by the end of first quarter 2007; as the
2-30 year curve steepened 3 basis points (0.03%) to a slope of 58.1
How do you plan to position the Fund, based on market conditions?
The nervous nature of financial markets so far in 2007 is consistent with our forecast of positive but below average economic growth and a gradual easing in inflation pressures. We believe the next move by the Federal Open Market Committee will be to lower its target federal funds rate, but that move is unlikely to occur before the second half of 2007. We will continue to hold a wide range of credits across the maturity spectrum, while maintaining a quality bias and a neutral duration position near term.1

[2]	The Lipper Intermediate Municipal Debt Funds Average consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. It is not possible to invest directly in any index.

HIGH GRADE MUNICIPAL BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
High Grade Municipal Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	01/18/94	4.38	2.52	4.28	4.88
	with sales charge*		-0.58	0.88	3.28	4.37

C Shares	without CDSC	06/01/95	3.49	1.75	3.62	4.31
	with CDSC*		2.49	1.75	3.62	4.31

I Shares		01/25/94	4.54	2.66	4.48	5.09

Lehman Brothers 10 Year Municipal Bond Index			5.62	3.57	5.37	5.78

The expense ratios for A, C and I Shares are 0.76%, 1.61% and 0.61%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

HIGH INCOME FUND
Portfolio Manager(s)
• George Goudelias
• Michael McEachern, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the High Income Fund returned 14.58% (I Shares) outperforming the 11.58% return for the Lehman Brothers U.S. Corporate High Yield Bond Index.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund outperformed the Lehman U.S. Corporate High Yield Bond Index again because of its yield advantage and superior security selection. Among the best performing issues were the Metals company, Freeport MacMoran, the financial printer, Clarke American, and Aramark, a Food Service provider. GMAC and GM underperformed this quarter because of worries about sub-prime exposure. We believe, however, that this has already been accounted for and that both of these issuers should do well in the second quarter of 2007. The portfolio also benefited from a void in the Homebuilding industry that lagged with increased uncertainty about the outlook for new home sales.1
How do you plan to position the Fund, based on market conditions?
In this sixth year of recovery, the economy could be approaching an inflection point. Gross Domestic Product2 growth is steady, but has slowed. Housing starts dropped from a record 2.3 million unit pace in early 2006 to a more sustainable 1.5 million early this year. (1.0 million starts would signal a true housing recession.) Business spending on equipment and software is showing signs of weakness. On the positive side, the consumer has been the economy’s main support for the past six months. With personal income growing comfortably and unemployment low, there is no evidence that consumption will stall. The Federal Open Market Committee, faced with vulnerability in certain crucial economic sectors, but inflationary pressures from higher energy prices and the weak dollar, is expected to maintain their 5.25% federal funds target until one of these cross currents begins to dominate.
Despite an ambivalent outlook for the economy, high yield fundamentals remain solid. Defaults continue to be near historic lows. Corporate balance sheets remain relatively healthy. Event risk continue to be a concern, but the bonds most affected were originally issued as investment grade and lack covenant protection. By analyzing the impact of a possible leveraging event on each portfolio holding, we have, for the most part, been able to avoid the negative affects of the recent surge in leveraged buyouts. Technical factors continue to be positive for high yield. Demand remains strong and the net new supply is being absorbed by the bank loan market. With quality spreads between CCC’s and BB’s near historic lows, we continue to structure the portfolio in an effort outperform significantly if CCC’s come under pressure. Given strong fundamental and technical conditions, we believe that the Fund could outperform the benchmark moderately if quality spreads remain within a tight range. In an environment with no dominant trends, we expect potentially superior security selection, a Seix strength, should pay off to an even greater degree.1

[1]	The Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

HIGH INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Corporate High Yield Bond Index, a widely recognized, market value-weighted index that covers the universe of fixed rate, non-investment grade debt. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
							Since
High Income Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Inception

A Shares	without sales charge	10/27/03	14.22	9.39	—	—	10.28
	with sales charge*		8.76	7.64	—	—	8.71

C Shares	without CDSC	05/04/94	13.45	8.80	9.45	5.45	5.53
	with CDSC*		12.45	8.80	9.45	5.45	5.53

I Shares		10/03/01	14.58	9.74	10.31	—	10.04

Lehman Brothers U.S. Corporate High Yield Bond Index			11.58	8.59	10.39	6.75	—

The gross expense ratios for the A, C and I Shares are 1.05%, 1.75% and 0.75%, respectively. The net expense ratios for the A, C and I Shares are 1.00%, 1.70% and 0.70%, respectively. Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee wiavers, performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

INTERMEDIATE BOND FUND

Portfolio Manager(s)
•	John Talty, CFA

•	Perry Troisi
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 months ended March 31, 2007 the Intermediate Bond Fund lagged the benchmark a bit with a total return of 5.97% (I Shares) versus the 6.14% return for the Lehman Brothers Intermediate Government/Credit index.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Our underweight to the best performing sector, Corporates, was the primary reason for the underperformance. Mortgages, which did not perform as well as the overall index, also contributed.
How do you plan to position the Fund, based on market conditions?
Our opportunistic allocation to mortgages instituted during the latter part of last year was established during a period of stable to lower volatility. This enabled us to maximize yield and collect nominal spread tightening. Since the sub-prime and Chinese equity fears surfaced in the waning days of February, volatility rose dramatically. This is not a positive development for mortgage spreads. We have virtually eliminated these positions to help reduce portfolio risk.1

INTERMEDIATE BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 6/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers Intermediate Government/Credit Bond Index which is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities having maturities of 10 years or less. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
		Inception				Since
Intermediate Bond Fund		Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	10/11/04	5.62	2.37	4.23	5.03
	with sales charge*		0.61	0.72	3.23	4.37

C Shares	without CDSC	10/11/04	4.92	1.87	3.92	4.83
	with CDSC*		3.92	1.87	3.92	4.83

I Shares		06/30/99	5.97	2.67	4.42	5.15

Lehman Brothers Intermediate Government/Credit Index			6.14	2.60	4.91	—

The expense ratios for A, C and I Shares are 0.55%, 1.30% and 0.30%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds. com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares, Institutional Shares were renamed I Shares.

†	The quoted returns reflect the performance from June 30, 1999 to October 11, 2004 of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund.
Performance for the I Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund’s Class I Shares prior to that date.
Performance for the C Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund’s Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund’s C Share expenses. If it had been, the performance would have been lower.
The Class A Shares began operating on October 11, 2004. Performance between December 30, 1997 to January 25, 2002 and January 25, 2002 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Intermediate Bond Fund, the Fund’s predecessor. The performance of the predecessor fund’s Class I Shares has not been adjusted to reflect the Fund’s A Share expenses. If it had been, the performance would have been lower.
As of January 31, 2007, the High Quality Bond Fund merged into the Intermediate Bond Fund.

INVESTMENT GRADE BOND FUND
Portfolio Manager(s)
•	Perry Troisi

•	John Talty, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Investment Grade Bond Fund returned 5.79% (I Shares). This performance lagged its benchmarks, the Lehman Brother U.S. Government/Credit Index and the Lehman Brothers U.S. Aggregate Bond Index for the 12 month period ended March 31, 2007. The Lehman Brothers U.S. Govt/Credit Index and the Lehman Brothers U.S. Aggregate Bond Index returned 6.38% and 6.59% respectively, for the 12 month period.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fed has effectively kept rates range-bound and inflationary pressures under control, and we would be surprised to see any Fed action before the fourth quarter, absent surprises.
Although recent events in the sub-prime mortgage market have impacted investor’s views about the economy, we believe the sub-prime problem is an isolated phenomenon with little risk to the portfolio. Our mortgage allocation is composed of conventional agency guaranteed pass-through securities and AAA-rated senior tier CMBS. In addition, while the major commercial banks have nominal exposure to the sub-prime market, their risk is well managed. On the other hand, we have reduced our mortgage overweight which was added last year, providing higher incremental yield during a lower volatility period than we currently see.1
How do you plan to position the Fund, based on market conditions?
We have reviewed every credit and assessed its LBO potential. Among the list of concerns are items such as debt to equity ratios, cash flow, motivation of management, shareholder activism, history of aggressive merger and acquisition activities, size of the business and commitment to capital expenditures. An undervalued stock price is the most significant warning sign. We have sold companies that could be vulnerable and added defensive issues in the utility and pipeline industries. We purchased household names such as Conoco, IBM, Wal-Mart and Caterpillar where size alone should prevent the threat of a leveraged buyout. In general, we remain underweighted in corporates but are poised to act on weakness.1

INVESTMENT GRADE BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Government/Credit Bond Index a widely recognized composite index made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index which include U.S. Government, Treasury and agency securities, as well as high grade corporate bonds. The Fund’s performance is also compared to the Lehman Brothers U.S. Aggregate Bond Index a widely recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Investment Grade Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	06/11/92	5.48	2.72	4.51	5.21
	with sales charge*		0.46	1.06	3.51	4.70

C Shares	without CDSC	06/07/95	4.84	2.09	3.94	4.66
	with CDSC*		3.84	2.09	3.94	4.66

I Shares		07/16/92	5.79	3.08	4.90	5.61

Lehman Brothers U.S. Government/ Credit Bond Index			6.38	2.90	5.57	6.51

Lehman Brothers U.S. Aggregate Bond Index			6.59	3.31	5.35	6.46

The expense ratios for A, C and I Shares are 0.86%, 1.56% and 0.56%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Portfolio Manager
•	Ronald Schwartz, CFA, CFP
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Investment Grade Tax-Exempt Fund returned 4.51% (I Shares) out performing the Lehman Brothers 5 Year Municipal Bond Index which returned 4.28% and the Lipper Intermediate Municipal Debt Funds Average which returned 4.21%1. While the Fund outperformed the benchmark and average, its overall high credit quality bias and underweighting of longer dated maturities were a determinant to the Fund’s performance. Market volatility lead to trading opportunities that proved beneficial to the Funds performance.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The year 2006 was the fourth year in a row where additional credit and duration risk paid off. The 2-30 year municipal curve flattening dramatically from a slope of 94 basis points (0.94%) as of March 31, 2006 to 55 basis points (0.55%) by December 31, 2006. Issuance remained below previous year’s level and often was met with insatiable demand as U.S. property insurance concerns added to tax-exempt portfolios and a broadening base of “alternative investors” were attracted to the sector for its strong credit characteristics and a yield curve that remained steeper than other fixed income categories. Municipal yields remained nearly unchanged by the end of first quarter 2007; as the
2-30 year curve steepened 3 basis points (0.03%) to a slope of 58.2
How do you plan to position the Fund, based on market conditions?
The nervous nature of financial markets so far in 2007 is consistent with our forecast of positive but below average economic growth and a gradual easing in inflation pressures. We believe the next move by the Federal Open Market Committee will be to lower its target federal funds rate, but that move is unlikely to occur before the second half of 2007. We will continue to hold a wide range of credits across the maturity spectrum, while maintain a quality bias and a neutral duration position near term.2

[1]	The Lipper Intermediate Municipal Debt Funds Average consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. It is not possible to invest directly in any index.

INVESTMENT GRADE TAX-EXEMPT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Investment Grade			Average Annual Total Returns as of 3/31/07 (%)
Tax-Exempt Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	06/09/92	4.20	2.62	4.33	5.14
	with sales charge*		-0.77	0.95	3.31	4.63

C Shares	without CDSC	06/01/95	3.48	2.00	3.74	4.59
	with CDSC*		2.48	2.00	3.74	4.59

I Shares		10/21/93	4.51	2.99	4.71	5.56

Lehman Brothers 5 Year Municipal Bond Index			4.28	2.22	4.12	4.79

The expense ratios for A, C and I Shares are 0.87%, 1.57% and 0.57%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

LIMITED DURATION FUND
Portfolio Manager(s)
•	Joseph Calabrese, CFA

•	John Talty, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Limited Duration Fund slightly lagged its benchmark the Merrill Lynch 3 Month U.S. Treasury Bill for the one year period ended March 31, 2007. The Fund produced a 5.04% (I Shares) total return versus the 5.07% return of the benchmark.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund generates the majority of its return through the collection of interest. By utilizing asset-backed securities with attractive spreads over money market instruments, Agencies and Treasuries, the Fund strives to produce a steady source of income with price preservation as a secondary goal.
The Fund rewarded constituents with performance of 1.19% during the first quarter of 2007. This was accomplished as the Federal Open Market Committee had successfully managed a delicate balance of supporting a static economy while keeping a guarded eye on inflation. Looking at dwindling returns of other asset classes, investors are finally becoming more conscious of risk. The subprime mortgage issue, Chinese equity fears and a continuously active market for leveraged buyouts has significantly increased volatility. We continue to believe bonds have good relative value in this environment relative to the risks of other asset classes.1
How do you plan to position the Fund, based on market conditions?
The recent demise of sub-prime mortgages loans made to normally unqualified homebuyers has made it difficult to interpret the strength of the economy. The mirage of housing appreciation gave lenders the ability to eschew appraisals, loan documentation and income verification in the interest of profitability. With housing data spotty and earnings expectations for homebuilders tumbling, many fear the onset of a housing bubble about to burst. “Easy money” borrowing surely had an influence. In hindsight, if the health of the real estate market was overstated then, it is not nearly as weak as it looks today. We believe the sub-prime problem is an isolated phenomenon that has little or no risk to your fixed income portfolio. Since sub-primes are residential in nature, our AAA-rated Commercial Mortgage Backed Securities are unaffected. Our Asset Backed Securities are primarily credit card receivables, auto loans or aged home equity loans (which are due to be repaid shortly).1
We believe the Federal Reserve has been deft at keeping markets wondering while rates remain range-bound. The unanticipated deletion of “additional firming” from its latest formal text was a signal and may be a test to this Federal Reserve’s credibility. While the next move in rates is still unknown, the bond market tends to forecast varying degrees of lower rates. We would be surprised to see any action before the fourth quarter unless outside forces intervene to alter this timetable.

LIMITED DURATION FUND
This chart assumes an initial hypothetical investment of $10,000 made on 10/25/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch 3 Month U.S. Treasury Bill Index which is a widely-recognized index that tracks the performance of 3 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

		Average Annual Total Returns as of 3/31/07 (%)
				Since
Limited Duration Fund	Inception Date	1 Year	3 Year	Inception

I Shares	10/25/02	5.04	3.40	2.61

Merrill Lynch 3 Month U.S. Treasury Bill Index		5.07	3.41	—

The expense ratio for I Shares is 0.16%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds. com.

†	The quoted returns reflect the performance from October 25, 2002 to October 11, 2004 of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund.

Effective August 1, 2005, Institutional Shares were renamed I Shares.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Portfolio Manager(s)
•	Joseph Calabrese, CFA

•	John Talty, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Limited-Term Federal Mortgage Securities Fund slightly underperformed the Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index, and outperformed the Merrill Lynch 1-5 Year U.S. Treasuries Index. The Fund produced a 5.33% (I Shares) total return and the Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index produced a 5.39% and 5.26% return, respectively, for the period. The slight underperformance of the Fund compared to the Merrill Lynch 1-5 Year AAA U.S. Treasury Index was attributable to the fees and expenses associated with the Fund, but not the Index.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Our mortgage overweight enables us to maximize yield which is crucial to short duration performance.1
We maintained our allocation to Mortgages for its income benefit. We sold low coupon MBS and agency debentures and bought Treasuries as we await better value. We added positions in Adjustable Rate MBS. We will continue to reinvest prepayments into the MBS component to maximize our exposure to that sector.1
How do you plan to position the Fund, based on market conditions?
The recent demise of sub-prime mortgages—loans made to normally unqualified homebuyers—has made it difficult to interpret the strength of the economy. The mirage of housing appreciation gave lenders the ability to eschew appraisals, loan documentation and income verification in the interest of profitability. With housing data spotty and earnings expectations for homebuilders tumbling, many fear the onset of a housing bubble about to burst. “Easy money” borrowing surely had an influence. In hindsight, if the health of the real estate market was overstated then, it is not nearly as weak as it looks today. We believe the sub-prime problem is an isolated phenomenon that has little or no risk to your fixed income portfolio. Our mortgage allocation is composed of conventionally issued pass-through securities and collateralized mortgage obligations guaranteed by FHLMC, FNMA and GNMA.1
We believe the Federal Reserve has been deft at keeping markets wondering while rates remain range-bound. The unanticipated deletion of “additional firming” from its latest formal text was a signal and could be a test to this Federal Reserve’s credibility. While the next move in rates is still unknown, the bond market tends to forecast varying degrees of lower rates. We would be surprised to see any action before the fourth quarter unless outside forces intervene to alter this timetable.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index. The Merrill Lynch 1-5 Year AAA U.S. Treasuries/ Agencies Index tracks the performance of U.S. government and agency bonds that have a minimum issue size of $150 million. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely recognized, capitalization weighted index of U.S. Treasury securities with maturities of one year or greater and no more than 5 years. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Limited-Term Federal Mortgage			Average Annual Total Returns as of 3/31/07 (%)
Securities Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	07/18/94	5.03	2.34	3.27	4.60
	with sales charge*		2.43	1.47	2.75	4.34

C Shares	without CDSC	06/07/95	4.18	1.66	2.74	4.16
	with CDSC*		3.18	1.66	2.74	4.16

I Shares		06/06/94	5.33	2.55	3.51	4.85

Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index			5.39	2.30	3.62	5.18

Merrill Lynch 1-5 Year U.S. Treasuries Index			5.26	2.15	3.52	5.09

The expense ratios for A, C and I Shares are 0.78%, 1.58% and 0.58%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

MARYLAND MUNICIPAL BOND FUND
Portfolio Manager
• George E. Calvert, Jr.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Maryland Municipal Bond Fund outperformed the Lipper Maryland Municipal Debt Funds Average1 for the year; however underperformed the Fund’s benchmark index, the Lehman Brothers 10 Year Municipal Bond Index. The Fund returned 4.93% (I Shares) versus 4.40% for the Lipper average and 5.62% (without expenses) for the Lehman Brothers 10 Year Municipal Bond Index. Market returns improved with maturity extension and with exposure to lower grade credits during this period. The Fund’s holdings of lower investment grade (rated A and BBB) bonds assisted relative performance while the weighting to the longer maturities was neither under nor overweight our typical levels as a percentage of assets.2
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund maintained a duration shorter than the Lehman 10 Year Index throughout the period. During the period, longer maturity municipals outperformed shorter bonds and this outperformance increased as maturity was extended. The Fund was set up more short-to-neutral during this period, which along with fees ultimately resulted in the Fund lagging it’s benchmark..
The demand for higher yielding securities, in general, has forced credit spreads to narrow levels for several years and spreads remain near all time lows in some sectors. The Fund has a nearly 30% combined weighting to health care and higher education bonds, many with lower investment grade ratings, and these helped performance. As the long end of the market continued to perform well and term interest rates refused to move upwards, a greater allocation to long bonds would have been advantageous over this 12 month period.2
How do you plan to position the Fund, based on market conditions?
We will purchase a diversity of credits and seek a spread to AAA benchmarks yield with most trades, while adhering to an overall high grade orientation. This is difficult in Maryland as there are a limited number of cities and counties and demand is intense for higher yielding bonds. With forecasts for the U.S. economy, interest rates and housing markets differing widely, a duration positioning towards the middle of the Fund’s historic range is expected. However, the Fund will not ignore the performance potential of longer bonds or the returns to be obtained in the intermediate range from a steeper curve. The Fund currently holds an ample weighting in the 5 to 10 year area but may replace some seasoned 15-years and longer bonds that have rolled shorter and have less call protection.2

[1]	The Lipper Maryland Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. and excludes the effect of sales charges.

MARYLAND MUNICIPAL BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
							Since
Maryland Municipal Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year	Inception

A Shares	without sales charge	04/13/05	4.77	3.01	4.58	5.07	4.50
	with sales charge*		-0.24	1.35	3.75	4.56	4.04

C Shares	without CDSC	04/25/96	3.88	2.20	3.69	4.16	4.07
	with CDSC*		2.88	2.20	3.69	4.16	4.07

I Shares		03/01/96	4.93	3.22	4.70	5.13	4.56

Lehman Brothers 10 Year Municipal Bond Index			5.62	3.57	5.37	5.78	—

The expense ratios for A, C and I Shares are 0.80%, 1.65% and 0.65%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

†	The A Shares were offered beginning on 4/14/05. The A Shares performance between 3/1/96 to 4/14/05 is that of the Class I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been performance would have been lower.

NORTH CAROLINA TAX-EXEMPT BOND FUND
Portfolio Manager
• Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007, the North Carolina Tax-Exempt Bond Fund had a total return of 5.17% (I Shares) versus an average return of 4.40% for the Lipper North Carolina Municipal Debt Funds Average1 and 5.62% (without expenses) for the Funds benchmark the Lehman Brothers 10 Year Municipal Bond Index. The Fund’s high relative allocation to 15-year and longer paper contributed largely to its performance. The Fund maintained an overweight of less than one-year and 15-year and longer paper. Trading activity and portfolio events during the period resulted in exposure to the 10-year, 20-year, and long bond sectors being increased, and exposure to the less than 1-year, 3-year, 7-year, and 15-year sectors being reduced. Five, 10, and 30-year generic AAA rated municipal bond yields declined 7, 22, and 36 basis points (0.07%, 0.22% and 0.36%) respectively, over the 12 months. The 2-year to 30-year municipal bond yield curve flattened 36 basis points (0.36%) to 58 basis points (0.58%) of slope.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The factors behind the Fund’s performance were its high relative allocation to bonds with final maturities exceeding 15 years and a pre-refunding event. The slight underperformance of the Fund compared to the Lehman Brother 10 Year Municipal Bond Index was attributable to a few factors, fees and expenses associated with a mutual fund, the Index is not limited to North Carolina exempt bonds where as the Fund is, limited to those types of securities, and the Index may contain sectors the Fund will avoid.2
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high.2

[1]	The Lipper North Carolina Municipal Debt Funds Average is average of mutual funds that invests at least 65% of their assets in municipal debt issues that are exempt from taxation in North Carolina, with dollar-weighted average maturities of five to ten years.

NORTH CAROLINA TAX-EXEMPT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
North Carolina					Since
Tax-Exempt Bond Fund		Inception Date†	1 Year	3 Year	Inception

A Shares	without sales charge	03/21/05	5.02	3.31	3.49
	with sales charge*		0.06	1.65	1.94

C Shares	without CDSC	03/21/05	4.14	2.81	3.03
	with CDSC*		3.14	2.81	3.03

I Shares		01/08/04	5.17	3.23	3.42

Lehman Brothers 10 Year Municipal Bond Index			5.62	3.57	—

The gross expense ratios for the A, C and I Shares are 0.82%, 1.67% and 0.67%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.86%, 1.71% and 0.71% for A, C and I Shares, respectively. In absence of such fee waivers, total return would be reduced.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

†	The Fund began operations on March 21, 2005. Performance from January 8, 2004 to March 21, 2005 is that of the CCMI Tax-Exempt North Carolina Bond Fund, the Fund’s predecessor. The historical performance has not been adjusted to reflect the Fund’s A or C Share expenses. If it had been, the performance would have been lower.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

SEIX FLOATING RATE HIGH INCOME FUND
Portfolio Manager(s)
• George Goudelias
• Michael McEachern, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Seix Floating Rate High Income Fund outperformed its benchmark, the Credit Suisse First Boston Institutional Leveraged Loan Index for the 12 month period ended March 31, 2007. The Fund returned 7.47% (I Shares) versus 7.45% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Outperformance was helped by an allocation to Bonds, an overweight to Metals/Minerals, Utilities, Media/Telecom, and Gaming, and an underweight to Food/Tobacco and Housing, which underperformed during the quarter.1
We continued to find opportunities in issuers and industries that exhibited both solid asset coverage and solid cash flow generation. We have built up some liquidity in the portfolio to potentially take advantage of opportunities should the market start to reprice risk.
How do you plan to position the Fund, based on market conditions?
We continue to remain positive on the credit markets but remain cognizant of the current spread environment. We feel a conservative posture is prudent considering the pricing pressures and lack of covenant protection afforded to investors more recently and look to take advantage of weakness as the technicals change coming into a period of heavy supply in the second quarter.1

SEIX FLOATING RATE HIGH INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/2/06. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Credit Suisse First Boston (“CSFB”) Institutional Leveraged Loan Index is designed to mirror the investible universe of the U.S.-denominated leveraged loan market. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns
			as of 3/31/07 (%)
				Since
Seix Floating Rate High Yield Fund		Inception Date	1 Year	Inception

A Shares	without sales charge with sales charge*	05/08/06[1]	7.28 4.55	6.73 4.23

I Shares	without load	03/02/06	7.47	6.90

CSFB Institutional Leveraged Loan Index			7.45	—

The gross expense ratios for A and I Shares are 0.85% and 0.55%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.85% and 0.55% for A and I Shares, respectively. In absence of such fee waivers, total return would be reduced.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

[1]	The A Shares were offered beginning on May 8, 2006. That A Shares performance between March 2, 2006 to May 8, 2006 is that of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50%.

SEIX HIGH YIELD FUND
Portfolio Manager(s)
•	George Goudelias
•	Michael McEachern, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Seix High Yield Fund, which concentrates on the higher quality sector of the high yield market, posted a total return of 8.68% (I Shares) for the 12 month period ended March 31, 2007 versus the 11.42% for the Fund’s benchmark, the Merrill Lynch High Yield Master Index.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Underperformance of the Funds compared to our benchmark was primarily a factor of the High Yield Fund’s focus on high quality. The lowest quality credits outperformed the general high yield market during the past 12 months. Our void in GM and Ford manufacturing entities—neither of which passed our credit screens—contributed to the lag as well. The Fund was overweighted in the more stable sectors such as Energy and Utilities.1
Seix has no plans to change the investment process or our focus on credit fundamentals and thorough security research.
How do you plan to position the Fund, based on market conditions?
Despite an ambivalent outlook for the economy, high yield fundamentals remain solid. Defaults continue to be near historic lows. Corporate balance sheets remain relatively healthy. Event risk continues to be a concern, but the bonds most affected were originally issued as investment grade and lack covenant protection. By analyzing the impact of a possible leveraging event on each portfolio holding, we have, for the most part, been able to avoid the negative affects of the recent surge in leveraged buyouts.
Technical factors continue to be positive for high yield. Demand remains strong and the net new supply is being absorbed by the Bank Loan market. With quality spreads between CCC’s and BB’s near historic lows, we continue to structure the portfolio in an effort to outperform significantly if CCC’s come under pressure. Given strong fundamental and technical conditions, we believe that the Fund can outperform the benchmark moderately if quality spreads remain within a tight range. In an environment with no dominant trends, we expect potentially superior security selection, a Seix strength, could pay off to an even greater degree.1

SEIX HIGH YIELD FUND
This chart assumes an initial hypothetical investment of $10,000 made on 12/29/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch High Yield Master Index which is a widely-recognized index of U.S. high yield corporate bond issues having maturities of at least one year. The index in unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)†
						Since
Seix High Yield Fund		Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge with sales charge*	12/21/01	8.61 3.47	5.96 4.25	7.87 6.82	8.33 7.49

C Shares	without CDSC with CDSC*	10/11/04	7.62 6.62	5.31 5.31	7.62 7.62	8.15 8.15

I Shares		12/29/00	8.68	6.11	8.11	8.54

Merrill Lynch High Yield Master Index			11.42	8.49	10.00	—

The expense ratios for A, C and I Shares are 0.74%, 1.49% and 0.49%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares, Institutional Shares were renamed I Shares.
†	The quoted returns reflect the performance from December 29, 2000 to October 11, 2004 of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund.
Performance for the I Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund’s Class I Shares prior to that date.
Performance for the C Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund’s Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund’s C Share expenses. If it had been, the performance would have been lower.
The Class A Shares began operating on October 11, 2004. Performance between December 29, 2000 to December 21, 2001 and December 21, 2001 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix High Yield Fund, the Fund’s predecessor. The performance of the predecessor fund’s Class I Shares has not been adjusted to reflect the Fund’s A Share expenses. If it had been, the performance would have been lower.

SHORT-TERM BOND FUND
Portfolio Manager(s)
•	Robert W. Corner
•	H. Rick Nelson
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Short-Term Bond Fund returned 5.23% (I Shares) for the 12 month period ended March 31, 2007 slightly lagged the 5.28% return of the benchmark, the Citigroup 1-3 Year Government/Credit Index.
The Fund’s increased allocation to mortgage backed securities added to performance as volatility remained low and spreads narrow. Our underweight position to corporate credit detracted from performance as credit product continued its four-plus year string of good returns.1

Our underweight allocation to U.S. Treasury securities and U.S. Agency debt securities helped boost performance as these two “low risk” sectors had the lowest relative returns for the year.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Key themes over the last year that significantly influenced the fixed income markets were (i) the probable end of the Federal Reserve (the “Fed”) tightening cycle amidst slowing economic growth while inflation remained stubbornly above the Feds comfort zone of 2%; (ii) the inversion of the U.S. Treasury yield curve as yields peaked then reversed course while the Fed held the fed funds rate steady at 5.25%; (iii) the unraveling of the housing market boom and follow through deterioration of the sub prime market; (iv) low market volatility which provided support for structured product (i.e. MBS) performance; (v) generally tight credit spreads due to substantial demand from overseas and from Collateralized Debt Obligation buyers which boosted returns on corporate bonds, especially lower rated (i.e. BBB) bonds.
The first quarter of the year saw rising yields due to accelerating inflation, oil prices above $70/barrel, and 50 basis points (0.50%) of tightening by the Federal Open Market Committee (“FOMC”) pushing the fed fund rate to its cycle high of 5.25%. This point in time proved to be a meaningful turning point in the fixed income markets as the U.S. Treasury curve inverted for the first time upon the FOMC’s tightening move on June 29.
In the second quarter, investment grade fixed income markets posted their best quarterly performance in more than three years on prospects that the Fed had ended its tightening cycle as a result of slower growth from a weaker housing market and abating inflation concerns. The yield of two year U.S. Treasury note fell by almost 50 basis points during the quarter.
Yields rose slightly in the third quarter as predictions of Fed ease were pushed further into the future on signs of a stabilizing economy coupled with Fed anti inflation rhetoric.
The final fiscal quarter of the year witnessed a systematic re-evaluation of risks as stocks sagged, swap spreads and credit spreads leaked out, and sub prime fallout broadened. The FOMC maintained the overnight fed funds rate at 5.25% and moved to a “neutral” bias citing moderating growth. However, the FOMC was still concerned about the potential risks of stubbornly high inflation.
How do you plan to position the Fund, based on market conditions?
Looking forward, we continue to believe the next move by the Fed will be an ease. However, the key to lower rates, employment and consumer spending, have remained resilient. Also keeping the Fed in a temporary holding pattern is stubbornly high inflation. As such, we expect to maintain a neutral duration with a bias to add to duration if yields rise.1
We also expect the current “inverted” yield curve to return to a more normal shape over time — positively impacting short-term bonds on a relative basis. Our curve strategy is to be slightly bulleted focusing on the 1-5 year part of the yield curve in order to take advantage of the eventual normalization of the yield curve.
While both swap and credit spreads widened slightly in the Fund’s last fiscal quarter of 2006, we believe there is the potential for further widening in credit spreads as the sub prime situation continues to unfold and there is abundant cash and financial flexibility in the hands of companies, hedge funds, and private equity. As such, we expect to remain underweight credit due to (still) relatively tight spreads and the continued risks mentioned above.1
We remain overweight high quality MBS as swap spreads are attractive compared to credit spreads. This focus adds incremental yield to portfolios without lowering credit quality.1
The Fund also anticipates using futures, options, swaps and CDS to better implement the above mentioned strategies with the objective of potentially boosting Fund performance.

SHORT-TERM BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 1-3 Year Government/Credit Index a widely recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the index have maturities of one year or greater and less than three years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Short-Term Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge with sales charge*	03/22/93	5.11 2.48	2.55 1.68	2.74 2.21	4.16 3.90

C Shares	without CDSC with CDSC*	06/20/95	4.29 3.29	1.97 1.97	2.25 2.25	3.73 3.73

I Shares	without load	03/15/93	5.23	2.77	2.96	4.36

Citigroup 1-3 Year Government/Credit Index			5.28	2.54	3.58	5.09

The expense ratios for A, C and I Shares are 0.68%, 1.48% and 0.48%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

SHORT-TERM U.S. TREASURY SECURITIES FUND
Portfolio Manager(s)
•	H. Rick Nelson

•	Chad Stephens
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Short-Term U.S. Treasury Securities Fund returned 4.64% (I Shares) for the 12 month period ended March 31 placing it slightly below the Lipper Short U.S. Treasury Funds category median return of 4.70%. The Fund also underperformed the 4.98% return for the Citigroup 1-3 Year Treasury Index and the 5.01% for the Citigroup 6 month Treasury Bill Index. The underperformance of the Fund compared to the Fund’s stated 1-3 year benchmark index is due to the expenses of the Fund as market based indices do not reflect embedded fees and expenses.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Key themes over the last year that significantly influenced the fixed income markets were (i) the probable end of the Federal Reserve (“Fed”) tightening cycle amidst slowing economic growth while inflation remained stubbornly above the Feds comfort zone of 2%; (ii) the inversion of the U.S. Treasury yield curve as yields peaked then reversed course while the Federal Reserve (the “Fed”) held the fed funds rate steady at 5.25%; (iii) the unraveling of the housing market boom and follow through deterioration of the sub prime market; (iv) low market volatility which provided support for structured product (i.e. MBS) performance; (v) generally tight credit spreads due to substantial demand from overseas and from Collateralize Debt Obligation buyers which boosted returns on corporate bonds, especially lower rated (i.e. BBB) bonds.
The first quarter of the year saw rising yields due to accelerating inflation, oil prices above $70/barrel, and 50 basis points (0.50%) of tightening by the Federal Open Market Committee (“FOMC”) pushing the fed fund rate to its cycle high of 5.25%. This point in time proved to be a meaningful turning point in the fixed income markets as the U.S. Treasury curve inverted for the first time upon the FOMC’s tightening move on June 29.
In the second quarter, investment grade fixed income markets posted their best quarterly performance in more than three years on prospects that the Fed had ended its tightening cycle as a result of slower growth from a weaker housing market and abating inflation concerns. The yield of two year U.S. Treasury note fell by almost 50 basis points (0.50%) during the quarter.
Yields rose slightly in the third quarter as predictions of Fed ease were pushed further into the future on signs of a stabilizing economy coupled with Fed anti inflation rhetoric.
The final fiscal quarter of the year witnessed a systematic reevaluation of risks as stocks sagged, swap spreads and credit spreads leaked out, and sub prime fallout broadened. The FOMC maintained the overnight fed funds rate at 5.25% and moved to a “neutral” bias citing moderating growth. However, the FOMC was still concerned about the potential risks of stubbornly high inflation.
How do you plan to position the Fund, based on market conditions?
Looking forward, we continue to believe the next move by the Fed will be an ease. However, the key to lower rates, employment and consumer spending, have remained resilient. Also keeping the Fed in a temporary holding pattern is stubbornly high inflation. As such, we plan to maintain a neutral duration with a bias to add to duration if yields rise.
We expect the current “inverted” yield curve to return to a more normal shape over time — positively impacting short-term bonds on a relative basis. Our curve strategy is to be slightly bulleted focusing on the 1-5 year part of the yield curve in order to take advantage of the eventual normalization of the yield curve.
The Fund also anticipates using futures and options to better implement the above mentioned strategies with the objective of boosting Fund performance.1

SHORT-TERM U.S. TREASURY SECURITIES FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 1-3 Year Treasury Index and the Citigroup 6 Month Treasury Bill Index. The Citigroup 1-3 Year Treasury Index is a widely recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6 Month Treasury Bill Index tracks the performance of 6 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Short-Term U.S. Treasury
Securities Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	03/18/93	4.46	1.75	2.31	3.79
	with sales charge*		1.86	0.90	1.79	3.53

C Shares	without CDSC	06/22/95	3.62	1.16	1.86	3.46
	with CDSC*		2.62	1.16	1.86	3.46

I Shares		03/15/93	4.64	1.92	2.48	3.96

Citigroup 1-3 Year Treasury Index			4.98	2.28	3.10	4.75

Citigroup 6 Month Treasury Bill Index			5.01	3.37	2.58	3.81

The gross expense ratios for the A, C and I Shares are 0.72%, 1.54% and 0.54%, respectively. The net expense ratios for the A, C and I Shares are 0.68%, 1.50% and 0.50%, respectively. Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee wiavers, performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

STRATEGIC INCOME FUND
Portfolio Manager(s)
•	Michael McEachern, CFA
•	Adrien Webb, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
International investing involves increased risk and volatility.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Strategic Income Fund well outperformed its benchmark, the Strategic Income Hybrid Index. With a total return of 8.66% (I Shares) versus 6.49% for the Index. The Fund uses a hybrid blended benchmark of 34% of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, 33% of the Merrill Lynch U.S. High Yield Master Index and 33% of the Merrill Lynch AAA Global Government Bond II ex-U.S. Index for performance comparison purposes.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fed has effectively kept rates range-bound and inflationary pressures under control, and we would be surprised to see any Fed action before the fourth quarter, absent surprises. Although recent events in the sub-prime mortgage market have affected investors’ views about the economy, we believe the sub-prime problem is an isolated phenomenon with little risk to the portfolio. Our mortgage allocation is composed of conventional agency guaranteed pass-through securities and AAA-rated senior tier CMBS. In addition, while the major commercial banks have nominal exposure to the sub-prime market, their risk is well managed. On the other hand, we have reduced our mortgage overweight which was added last year, providing higher incremental yield during a lower volatility period than we currently see
How do you plan to position the Fund, based on market conditions?
We have reviewed every credit and assessed its LBO potential. Among the list of concerns are items such as debt to equity ratios, cash flow, motivation of management, shareholder activism, history of aggressive merger and acquisition activities, size of the business and commitment to capital expenditures. An undervalued stock price is the most significant warning sign. We have sold companies that could be vulnerable and added defensive issues in the utility and pipeline industries. We purchased household names such as Conoco, IBM, Wal-Mart and Caterpillar where size alone should prevent the threat of a leveraged buyout. In general, we remain underweighted in corporates but are poised to act on weakness.

STRATEGIC INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Strategic Income Hybrid Index a blended hybrid index which consists of 33% of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, 34% of the Merrill Lynch U.S. High Yield Master II Index and 33% of the Merrill Lynch AAA Global Government Bond II ex U.S. Index. The Merrill Lynch AAA U.S. Treasury/Agency Master Index, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch AAA Global Government Bond II ex U.S. Index. The Merrill Lynch AAA U.S. Treasury/Agency Master Index is a widely-recognized U.S. government index that tracks the performance of the combined U.S. Treasury and U.S. agency markets. It includes U.S. dollar-denominated, U.S. Treasury and U.S. agency bonds, issued in the U.S. domestic bond market, having a at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies. The Merrill Lynch U.S. High Yield Master II Index is a widely-recognized, market-value weighted index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a widely recognized subset of the Merrill Lynch Global Government bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish and Swedish returns. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Strategic Income Fund		Inception Date	1 Year	3 Year	5 Year	Since Inception

A Shares	without sales charge	10/08/03	8.31	4.69	—	5.67
	with sales charge*		3.19	3.00	—	4.18

C Shares	without CDSC	11/30/01	7.48	4.07	5.67	5.16
	with CDSC*		6.48	4.07	5.67	5.16

I Shares		11/30/01	8.66	4.94	6.38	5.86

Merrill Lynch AAA U.S. Treasury/Agency Master Index			5.90	2.72	5.02	—

Merrill Lynch U.S. High Yield Master II Index			11.59	8.56	10.07	—

Merrill Lynch AAA Global Government Bond II ex U.S. Index			5.26	4.49	4.93	—

Strategic Income Hybrid Index			6.49	4.59	6.36	—

The expense ratios for A, C and I are 1.02%, 1.72% and 0.72%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

TOTAL RETURN BOND FUND (formerly Core Bond Fund)
Portfolio Manager(s)
•	John Talty, CFA

•	Perry Troisi
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 month period ended March 31, 2007 the Total Return Bond Fund slightly lagged its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. The Fund produced a 6.16% (I Share) total return versus the Lehman Brothers Index return of 6.59%.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Our mortgage allocation is composed of conventional agency guaranteed pass-through securities and AAA-rated senior tier CMBS. In addition, while the major commercial banks have nominal exposure to the sub-prime market, their risk is well managed. On the other hand, we have reduced our mortgage overweight which was added last year, providing higher incremental yield during a lower volatility period than we currently see. We continue to be underweight corporate exposure, and have worked to minimize LBO risk.1
How do you plan to position the Fund, based on market conditions?
The Federal Reserve has effectively kept rates range-bound and inflationary pressures under control, and we would be surprised to see any Fed action before the fourth quarter, absent surprises. Although recent events in the sub-prime mortgage market have impacted investor’s views about the economy, we believe the sub-prime problem is an isolated phenomenon with little risk to the portfolio.

TOTAL RETURN BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 12/30/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Aggregate Bond Index a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
						Since
Total Return Bond Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	01/25/02	5.82	2.83	4.56	5.09
	with sales charge*		0.75	1.16	3.55	4.53

C Shares	without CDSC	10/11/04	5.10	2.43	4.45	5.02
	with CDSC*		4.10	2.43	4.45	5.02

I Shares		12/30/97	6.16	3.18	4.91	5.27

Lehman Brothers U.S. Aggregate Bond Index			6.59	3.31	5.35	—

The expense ratios for A, C and I Shares are 0.56%, 1.31% and 0.31%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The Total Return Bond Fund began operations on 10/11/04. Performance for the Total Return Bond Fund A Shares prior to 10/11/04 and 1/25/02 is that of the P Shares and I Shares, respectively, of the Seix Core Bond Fund, the Fund’s predecessor, which commenced operations on 12/30/97. Performance for the Total Return Bond Fund C Shares prior to 10/11/04 is that of the I Shares of the Fund’s predecessor. Performance of the I Shares prior to 10/11/04 is that of the I Shares of the Fund’s predecessor. The performance of the predecessor Fund’s I Shares has not been adjusted to reflect the A Shares or C Shares expenses. If it had been, the performance would have been lower.

*    Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and Institutional Shares were renamed I Shares.
As of September 29, 2006, the STI Classic Total Return Bond Fund merged into the STI Classic Core Bond Fund. Following the merger, the STI Classic Core Bond Fund was renamed the STI Classic Total Return Bond Fund.

ULTRA-SHORT BOND FUND
Portfolio Manager(s)
• Robert W. Corner
• H. Rick Nelson
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Ultra Short Bond Fund returned 5.44% (I Shares) for the 12 month period ended March 31, 2007 outperforming the 5.01% return for the Fund’s benchmark index, the Citigroup 6 Month U.S. Treasury Bill Index.
The Fund’s increased allocation to mortgage backed securities added to performance as volatility remained low and spreads narrow. Our lower allocation to corporate credit detracted from performance as credit product continued its four-plus year string of good returns.

Our underweight allocation to U.S. Treasury securities and U.S. Agency debt securities helped boost performance as these two “low risk” sectors had the lowest relative returns for the year.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Key themes over the last year that significantly influenced the fixed income markets were (i) the probable end of the Federal Reserve (“Fed”) tightening cycle amidst slowing economic growth while inflation remained stubbornly above the Feds comfort zone of 2%; (ii) the inversion of the U.S. Treasury yield curve as yields peaked then reversed course while the Fed held the fed funds rate steady at 5.25%; (iii) the unraveling of the housing market boom and follow through deterioration of the sub prime market; (iv) low market volatility which provided support for structured product (i.e. MBS) performance; (v) generally tight credit spreads due to substantial demand from overseas and from Collateralize Debt Obligation buyers which boosted returns on corporate bonds, especially lower rated (i.e. BBB) bonds.
The first quarter of the year saw rising yields due to accelerating inflation, oil prices above $70/barrel, and 50 basis points (0.50%) of tightening by the Federal Open Market Committee (“FOMC”) pushing the fed fund rate to its cycle high of 5.25%. This point in time proved to be a meaningful turning point in the fixed income markets as the U.S. Treasury curve inverted for the first time upon the FOMC’s tightening move on June 29.
In the second quarter, investment grade fixed income markets posted their best quarterly performance in more than three years on prospects that the Fed had ended its tightening cycle as a result of slower growth from a weaker housing market and abating inflation concerns. The yield of two year U.S. Treasury note fell by almost 50 basis points (0.50%) during the quarter.
Yields rose slightly in the third quarter as predictions of Fed ease were pushed further into the future on signs of a stabilizing economy coupled with Fed anti inflation rhetoric.
The final fiscal quarter of the year witnessed a systematic reevaluation of risks as stocks sagged, swap spreads and credit spreads leaked out, and sub prime fallout broadened. The FOMC maintained the overnight fed funds rate at 5.25% and moved to a “neutral” bias citing moderating growth. However, the FOMC was still concerned about the potential risks of stubbornly high inflation.
How do you plan to position the Fund, based on market conditions?
Looking forward, we continue to believe the next move by the Fed will be an ease. However, the key to lower rates, employment and consumer spending, have remained resilient. Also keeping the Fed in a temporary holding pattern is stubbornly high inflation. As such, we expect to maintain a neutral duration with a bias to add to duration if yields rise.1
We also expect the current “inverted” yield curve to return to a more normal shape over time — positively impacting short-term bonds on a relative basis. Our curve strategy is to be slightly bulleted focusing on the 1-5 year part of the yield curve in order to take advantage of the eventual normalization of the yield curve.1
While both swap and credit spreads widened slightly in the last fiscal quarter of the year, we believe there is the potential for further widening in credit spreads as the sub prime situation continues to unfold and there is abundant cash and financial flexibility in the hands of companies, hedge funds, and private equity. As such, we expect to remain underweight credit due to (still) relatively tight spreads and the continued risks mentioned above.1
We remain overweight high quality MBS as swap spreads are attractive compared to credit spreads. This focus adds incremental yield to portfolios without lowering credit quality.1
The Fund also anticipates using futures, options, swaps and CDS to better implement the above mentioned strategies with the objective of potentially boosting Fund performance.1

ULTRA-SHORT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely-recognized index which tracks the performance of 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

		Average Annual Total Returns as of 3/31/07 (%)
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	Since Inception

I Shares	04/15/02	5.44	3.19	2.88

Citigroup 6 Month U.S. Treasury Bill Index		5.01	3.37	—

The expense ratio for I Shares is 0.30%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds. com.
Effective August 1, 2005, Institutional Shares were renamed I Shares.

U.S. GOVERNMENT SECURITIES FUND
Portfolio Manager(s)
• Joseph Calabrese, CFA
• John Talty, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
For the 12 months ended March 31, 2007, the U.S. Government Securities Fund returned 5.86% (I Shares). The Fund underperformed the Merrill Lynch Government/Mortgage Custom Index which returned 6.57% and outperformed the Lehman Brothers Intermediate U.S. Government Bond which returned 5.75%.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund was underweighted to mortgages during a rally in the sector at mid-year. We repositioned the portfolio early in the rally but the majority of the annual shortfall was concentrated in the third quarter of 2006. During this period, we also chose to concentrate on higher coupon securities whose selection underperformed the overall market in a very strong absolute return quarter. We swapped positions in Adjustable Rate Mortgage-Backed Securities for better structure and shorter durations. We established an allocation to intermediate Treasury Inflation Protected Securities. Inflation has remained slightly elevated and seasonal accretion improves the relative value of the sector. Provided the Fed maintains their diligence on the inflation front, we see this as one of the few opportunities for spread tightening among the major investment grade alternatives in the months ahead.
How do you plan to position the Fund, based on market conditions?
The recent demise of sub-prime mortgages — loans made to normally unqualified homebuyers — has made it difficult to interpret the strength of the economy. The mirage of housing appreciation gave lenders the ability to eschew appraisals, loan documentation and income verification in the interest of profitability. With housing data spotty and earnings expectations for homebuilders tumbling, many fear the onset of a housing bubble about to burst. “Easy money” borrowing surely had an influence. In hindsight, if the health of the real estate market was overstated then, it is not nearly as weak as it looks today. We believe the sub-prime problem is an isolated phenomenon that has little or no risk to the Fund’s portfolio. Our mortgage allocation is composed of conventionally issued pass-through securities guaranteed by FHLMC, FNMA and GNMA. Should these bonds widen in sympathy during the sub-prime contagion, an attractive buying opportunity could present itself.
The Fed has been deft at keeping markets wondering while rates remain range-bound. The unanticipated deletion of “additional firming” from its latest formal text was a signal and will be a test to this Fed’s credibility. While the next move in rates is still unknown, the bond market tends to forecast varying degrees of lower rates. We would be surprised to see any action before the fourth quarter unless outside forces intervene to alter this timetable.

U.S. GOVERNMENT SECURITIES FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Merrill Lynch Government/Mortgage Custom Index is a synthetic index created by combining the Merrill Lynch Government Master Index, which is a comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least one year; and the Merrill Lynch Mortgage Master Index, which is comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government bond index is a market value-weighted index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. Government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
U.S. Government Securities Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	06/06/94	5.54	2.53	3.90	5.22
	with sales charge*		0.51	0.89	2.90	4.72

C Shares	without CDSC	06/07/95	4.81	1.88	3.30	4.66
	with CDSC*		3.81	1.88	3.30	4.66

I Shares		08/01/94	5.86	2.87	4.29	5.62

Merrill Lynch Government/Mortgage Custom Index			6.57	3.44	5.11	6.33

Lehman Brothers Intermediate U.S. Government Bond Index			5.75	2.39	4.29	5.64

The expense ratios for A, C and I Shares are 0.87%, 1.57% and 0.57%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Portfolio Manager(s)
• Robert W.Corner
• H. Rick Nelson
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The U.S. Government Securities Ultra-Short Bond Fund returned 5.50% (I Shares) for the one year period ended March 31, 2007 out performing the 5.01% return for the Funds benchmark the Citigroup 6 Month Treasury Bill Index.
The Fund’s increased allocation to mortgage backed securities added to performance as volatility remained low and spreads narrow.1
Our underweight allocation to U.S. Treasury securities and U.S. Agency debt securities helped boost performance as these two “low risk” sectors had the lowest relative returns for the year.1
What factors influenced the Fund’s performance for the period ended March 31, 2007?
Key themes over the last year that significantly influenced the fixed income markets were (i) the probable end of the Federal Reserve (the “Fed”) tightening cycle amidst slowing economic growth while inflation remained stubbornly above the Feds comfort zone of 2%; (ii) the inversion of the U.S. Treasury yield curve as yields peaked then reversed course while the Fed held the fed funds rate steady at 5.25%; (iii) the unraveling of the housing market boom and follow through deterioration of the sub prime market; (iv) low market volatility which provided support for structured product (i.e. MBS) performance; (v) generally tight credit spreads due to substantial demand from overseas and from Collateralize Debt Obligation buyers which boosted returns on corporate bonds, especially lower rated (i.e. BBB) bonds.
The first quarter of the fiscal year saw rising yields due to accelerating inflation, oil prices above $70/barrel, and 50 basis points (0.50%) of tightening by the Federal Open Market Committee (“FOMC”) pushing the fed fund rate to its cycle high of 5.25%. This point in time proved to be a meaningful turning point in the fixed income markets as the U.S. Treasury curve inverted for the first time upon the FOMC’s tightening move on June 29.
In the second quarter, investment grade fixed income markets posted their best quarterly performance in more than three years on prospects that the Fed had ended its tightening cycle as a result of slower growth from a weaker housing market and abating inflation concerns. The yield of two year U.S. Treasury note fell by almost 50 basis points (0.50%) during the quarter.
Yields rose slightly in the third quarter as predictions of Fed ease were pushed further into the future on signs of a stabilizing economy coupled with Fed anti inflation rhetoric.
The final fiscal quarter of the year witnessed a systematic reevaluation of risks as stocks sagged, swap spreads and credit spreads leaked out, and sub prime fallout broadened. The FOMC maintained the overnight fed funds rate at 5.25% and moved to a “neutral” bias citing moderating growth. However, the FOMC was still concerned about the potential risks of stubbornly high inflation.
How do you plan to position the Fund, based on market conditions?
Looking forward, we continue to believe the next move by the Fed will be an ease. However, the key to lower rates, employment and consumer spending, have remained resilient. Also keeping the Fed in a temporary holding pattern is stubbornly high inflation. As such, we expect to maintain a neutral duration with a bias to add to duration if yields rise.1
We also expect the current “inverted” yield curve to return to a more normal shape over time — positively impacting short-term bonds on a relative basis. Our curve strategy is to be slightly bulleted focusing on the 1-5 year part of the yield curve in order to take advantage of the eventual normalization of the yield curve.1
We remain overweight high quality MBS as swap spreads are attractive compared to credit spreads. This focus adds incremental yield to portfolios without lowering credit quality.1
The Fund also anticipates using futures, options, swaps and CDS to better implement the above mentioned strategies with the objective of potentially boosting Fund performance.1

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely-recognized index which tracks the performance of the 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

		Average Annual Total Returns as of 3/31/07 (%)
U.S. Government Securities
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	Since Inception

I Shares	04/11/02	5.50	3.23	2.83

Citigroup 6 Month U.S. Treasury Bill Index		5.01	3.37	—

The gross expense ratio is 0.34%. The net expense ratio is 0.28%. Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee wiavers, performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds. com.
Effective August 1, 2005, Institutional Shares were renamed I Shares.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Portfolio Manager
• George E. Calvert, Jr.
Investment Concerns
The geographical concentration of portfolio holdings in this fund may involve increased risk.
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2007?
The Fund outperformed the Lipper Other States Intermediate Municipal Debt Funds Average1 peer group and the Lehman Brother 5 Year Municipal Bond Index for the 12 month period with a total return of 4.67% (I Shares) compared to 4.10% and 4.28%, respectively. Returns improved with maturity extension and by holding lower grade credits. The Fund’s commitment to bonds in the 10 to 20 year area of the curve and a 10% weighting in bonds rated below single-A were the primary factors in performance. The lower quality bonds included bonds secured by Virginia’s master tobacco settlement revenue and bonds for senior living facilities.
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The demand for higher yielding securities, in general, has held credit spreads to narrow levels for several years and in some sectors spreads remain near all time lows. Long rates have refused to go higher for a variety of reasons the last few years even though the U.S. economy has continued to advance. This has rewarded portfolios with a longer duration and hurt more defensively positioned funds as bond prices declined inside 10 years. Had we not begun the period with a more defensive duration profile, a larger commitment to the 15-years and longer area of the curve would have been advantageous.2
How do you plan to position the Fund, based on market conditions?
We will continue to hold a diversity of sectors and credits and seek a yield spread to AAA benchmarks on most trades, without deviating from an overall high grade orientation. The Fund’s holdings across the maturity spectrum are not expected to vary substantially from the past weightings. Forecasts for the U.S. economy and particularly the housing market differ widely as do forecasts for interest rates. With these uncertainties, a duration neutral positioning towards the middle of the Fund’s historical range is expected with a slightly heavier weighting in the 5 to 10 year maturities in anticipation of a steeper yield curve.2

[1]	The Lipper Other States Intermediate Municipal Debt Funds Index consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. It is not possible to invest directly in any index.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

			Average Annual Total Returns as of 3/31/07 (%)
Virginia Intermediate
Municipal Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	05/05/93	4.52	2.70	4.03	4.45
	with sales charge*		-0.45	1.05	3.03	3.94

C Shares	without CDSC	09/01/05	3.64	2.32	3.82	4.35
	with CDSC*		2.64	2.32	3.82	4.35

I Shares		01/11/93	4.67	2.82	4.13	4.50

Lehman Brothers 5 Year Municipal Bond Index			4.28	2.22	4.12	4.79

The gross expense ratios for A, C and I Shares are 0.78%, 1.63% and 0.63%, respectively. The net expense ratios for the A, C and I Shares are 0.75%, 1.60% and 0.60%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2007 in order to keep total operating expenses from exceeding 0.75%, 1.60% and 0.60% for A, C and I Shares, respectively. In absence of such fee waivers, total return would be reduced.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only. Effective August 1, 2005, T Shares were renamed I Shares.
The C Shares were offered beginning on 9/1/05. The C Shares performance between 1/11/93 to 9/1/05 is that of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been performance would have been lower.

PRIME QUALITY MONEY MARKET FUND
Portfolio Manager(s)
• E. Dean Speer, CPA, CFA
• Kimberly C. Maichle, CFA
• Greg Hallman
Investment Concerns
An investment in the Prime Quality Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund adapted well to the Federal Open Market Committee decision to stop raising the federal funds rate at the end of the first fiscal quarter. The Fund remained positioned for an extended pause in monetary policy action by the Federal Reserve. The Fund increased exposure to prime based floating rate securities in the flat and inverted yield curve environments.1
How do you plan to position the Fund, based on market conditions?
Our outlook is for the Federal Reserve to remain on hold for an extended period of time. The Fed’s dual mandate for controlling inflation while accommodating sustained economic growth is continually challenged by conflicting economic indicators. We believe the Fund is well positioned to respond to any Fed action in the future.1
Yields and Maturity Distribution(%)

Yields (as of March 31, 2007)	A Shares	C Shares	I Shares
7 Day Average Yield	4.74	4.64	4.89
7 Day Effective Yield	4.85	4.75	5.01
30 Day Average Yield	4.72	4.62	4.87
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

TAX-EXEMPT MONEY MARKET FUND
Portfolio Manager
• Robert Bowman, CFA
Investment Concerns
An investment in the Tax-Exempt Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund was positioned for a steady rate environment by maintaining a mix of floating rate and fixed rate maturities. For the period the Federal Reserve has held interest rates steady at each Federal Open Market Committee (FOMC) meeting benefiting the performance of the Fund.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Federal Reserve will hold interest rates steady at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity will alleviate the current inflation concerns and allow the Federal Reserve to begin lowering interest rates. The portfolio has been structured in an effort to benefit from a near term steady interest rate policy and then a flattening of the LIBOR1 curve later in the year.
Yields and Maturity Distribution (%)

Yields (as of March 31, 2007)	A Shares	I Shares
7 Day Average Yield	3.07	3.22
7 Day Effective Yield	3.12	3.27
30 Day Average Yield	3.00	3.15
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

[1]	LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Manager
• Robert Bowman, CFA
Investment Concerns
An investment in the U.S. Government Securities Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund adapted well to the Federal Open Market Committee decision to stop raising the federal funds rate at the end of the first fiscal quarter. The Fund remained positioned for an extended pause in monetary policy action by the Federal Reserve. The Fund increased exposure to callable securities in the flat and inverted yield curve environments.1
How do you plan to position the Fund, based on market conditions?
Our outlook is for the federal reserve to remain on hold for an extended period of time. The fed’s dual mandate for controlling inflation while accommodating sustained economic growth is continually challenged by conflicting economic indicators. We believe the fund is well positioned to respond to any fed action in the future.1
Yields And Maturity Distribution (%)

Yields (as of March 31, 2007)	A Shares	I Shares
7 Day Average Yield	4.58	4.73
7 Day Effective Yield	4.68	4.84
30 Day Average Yield	4.56	4.71
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

U.S. TREASURY MONEY MARKET FUND
Portfolio Manager(s)
• E. Dean Speer, CPA, CFA
• Kimberly C. Maichle, CFA
• Greg Hallman
Investment Concerns
An investment in the U.S. Treasury Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund adapted well to the Federal Open Market Committee decision to stop raising the federal funds rate at the end of the first fiscal quarter. The Fund remained positioned for an extended pause in monetary policy action by the Federal Reserve.1
How do you plan to position the Fund, based on market conditions?
Our outlook is for the Federal Reserve to remain on hold for an extended period of time. The Fed’s dual mandate for controlling inflation while accommodating sustained economic growth is continually challenged by conflicting economic indicators. We believe the Fund is well positioned to potentially respond to any Fed action in the future.1
Yields And Maturity Distribution (%)

Yields (as of March 31, 2007)	A Shares	I Shares
7 Day Average Yield	4.49	4.64
7 Day Effective Yield	4.59	4.75
30 Day Average Yield	4.51	4.66
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

VIRGINIA TAX-FREE MONEY MARKET FUND
Portfolio Manager
• Robert Bowman, CFA
Investment Concerns
An investment in the Virginia Tax-Free Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2007?
The Fund was positioned for a steady rate environment by maintaining a mix of floating rate and fixed rate maturities. For the period the Federal Reserve has held interest rates steady at each Federal Open Market Committee (FOMC) meeting benefiting the performance of the fund.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Federal Reserve will hold interest rates steady at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity will alleviate the current inflation concerns and allow the Federal Reserve to begin lowering interest rates. The portfolio has been structured in an effort to benefit from a near term steady interest rate policy and then a flattening of the LIBOR1 curve later in the year.
Yields and Maturity Distribution (%)

Yields (as of March 31, 2007)	A Shares	I Shares
7 Day Average Yield	3.06	3.21
7 Day Effective Yield	3.10	3.26
30 Day Average Yield	2.99	3.14
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.sticlassicfunds.com.

[1]	LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

This page is intentionally left blank.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (98.2%)
Georgia (94.0%)
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Callable 04/01/14 @ 102	2,680	2,916
Athens Housing Authority, Student Housing Lease Project, RB, 5.250%, 12/01/21, Callable 12/01/12 @ 100, AMBAC	1,000	1,059
Atlanta Airport Passenger Facility Charge, Ser J, RB, 5.000%, 01/01/34, Callable 01/01/15 @ 100, FSA	11,000	11,495
Atlanta Airport Passenger Facility Charge, Ser K-2, RB, AMT, 3.700%, 01/01/26, CIFG (b)	2,000	2,000
Atlanta Airport Passenger Facility Charge, Ser K-3, RB, AMT, 3.700%, 01/01/26, XLCA (b)	1,000	1,000
Atlanta Airport Project, Ser A, RB, AMT, 5.375%, 01/01/19, Callable 07/01/14 @ 100, FSA	5,000	5,348
Atlanta Development Authority, Student Housing Facilities, Georgia State University, RB, 5.000%, 09/01/30, Callable 09/01/15 @ 100, XLCA	2,600	2,739
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/34, Callable 10/01/14 @ 100, FSA	2,000	2,151
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/39, Callable 10/01/14 @ 100, FSA	5,000	5,361
Barrow County, GO, 4.500%, 10/01/11, FGIC	1,255	1,299
Brunswick Water & Sewer, Refunding & Improvement Project, RB, 6.100%, 10/01/14, MBIA	1,000	1,127
Burke County Development Authority, Pollution Control, Vogtle Project, RB, 3.700%, 10/01/32 (b)	4,043	4,043
Carroll County Water Authority, Water & Sewer, RB, 5.250%, 07/01/22, Callable 07/01/15 @ 100, FSA	1,000	1,090
Carrollton Payroll Development Authority, UWG Campus Center, RB, 5.250%, 08/01/27, Callable 08/01/14 @ 100, MBIA	1,000	1,074
Central Valdosta Development Authority, Lowndes County Judicial Project, RB, 5.250%, 06/01/21, Callable 06/01/13 @ 102	1,885	2,037
Cherokee County School System, GO, 5.000%, 08/01/13, MBIA	1,000	1,072
Cobb County Development Authority, Kennesaw State University Project, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, MBIA	2,250	2,364
Cobb County Development Authority, Kennesaw State University Project, Ser A, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, MBIA	2,000	2,096
Cobb County Development Authority, Solid Waste Disposal, Georgia Waste Management Project, Ser A, RB, AMT, 5.000%, 04/01/33, Callable 04/01/16 @ 101	1,000	1,013
Cobb-Marietta County, Coliseum & Exhibit Hall Project, RB, 5.500%, 10/01/12, MBIA	940	999
College Park Business & Industrial Development Authority, Civic Center Project, RB, 5.750%, 09/01/20, Prerefunded 09/01/10 @ 102, AMBAC	3,000	3,251

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Georgia—continued
Coweta County Development Authority, Newnan Water, Sewer & Light Commission, RB, 5.000%, 07/01/25, Callable 07/01/15 @ 100, MBIA	1,000	1,057
Coweta County Water & Sewer Authority, RB, 5.000%, 06/01/25, FSA	1,000	1,113
Dalton Utilities, RB, 6.000%, 01/01/08, MBIA	3,240	3,297
Dekalb County Public Safety & Judicial Facilities Authority, Public Safety & Judicial Facility Project, RB, 5.000%, 12/01/29, Callable 01/01/14 @ 101	1,000	1,054
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, AMBAC	1,390	1,492
Douglasville-Douglas County Water & Sewer Authority, RB, 5.000%, 06/01/28, Callable 12/01/15 @ 100, MBIA	2,000	2,114
East Point Building Authority, Water & Sewer Project, RB, 5.000%, 02/01/18, Callable 02/01/17 @ 100, XLCA	3,125	3,377
Forsyth County Hospital Authority, Baptist Health Care System Project, RB, 6.375%, 10/01/28, ETM	1,000	1,242
Forsyth County Water & Sewer Authority, RB, 5.000%, 04/01/28, Callable 04/01/13 @ 100	1,700	1,784
Fulton County Development Authority, Cauley Creek Water Facilities, Ser A, RB, AMT, 5.500%, 02/01/17, Callable 02/01/11 @ 100	1,310	1,378
Fulton County Development Authority, Georgia Technology Foundation, Ser A, RB, 5.000%, 11/01/31, Callable 05/01/12 @ 100	1,000	1,043
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, Callable 05/01/14 @ 100, MBIA	2,370	2,559
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/27, Callable 05/01/14 @ 100, MBIA	3,375	3,617
Fulton County Development Authority, Molecular Science Building Project, RB, 5.000%, 05/01/34, Callable 05/01/14 @ 100, MBIA	1,000	1,049
Fulton County Development Authority, Spelman College, RB, 5.000%, 06/01/26, Callable 06/01/17 @ 100	1,750	1,860
Fulton County Water & Sewer, RB, 5.000%, 01/01/16, Callable 07/01/08 @ 101, FGIC	1,630	1,671
Fulton County Water & Sewer, RB, 5.000%, 01/01/24, Callable 01/01/14 @ 100, FGIC	2,000	2,105
Gainesville Redevelopment Authority, Educational Facilities, Riverside Military Academy, RB, 5.125%, 03/01/37, Callable 03/01/17 @ 100	1,600	1,638
Georgia Municipal Electric Authority, RB, 8.000%, 01/01/15, Callable 05/21/07 @ 100, ETM	1,900	2,376
Georgia State Private College & Universities Facilities Authority, Mercer University Project, RB, 6.400%, 11/01/11, MBIA, ETM	1,675	1,791

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Georgia—continued
Georgia State Road & Tollway Authority, Federal Highway Grant, RAN, 5.000%, 06/01/14, MBIA	3,000	3,240
Georgia State Road & Tollway Authority, Federal Highway Grant, RAN, 5.000%, 06/01/18, Callable 06/01/16 @ 100, MBIA	2,650	2,872
Georgia State, Ser B, GO, 4.500%, 03/01/21, Callable 03/01/16 @ 100	2,285	2,354
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Prerefunded 01/01/14 @ 100, MBIA	2,910	3,163
Gwinnett County Hospital Authority, Gwinnett Hospital Systems Project, Ser B, RB, 5.000%, 10/01/24, Callable 10/01/14 @ 100	1,250	1,312
Gwinnett County, Public Schools Project, COP, 5.250%, 01/01/25, Prerefunded 01/01/14 @ 100, MBIA	1,500	1,630
Habersham County School District, GO, 4.500%, 04/01/12, MBIA	1,335	1,385
Henry County Hospital Authority, Henry Medical Center Project, RB, 5.500%, 07/01/08, Prerefunded 07/01/07 @ 102, AMBAC	1,640	1,680
Henry County Water & Sewer, RB, 6.150%, 02/01/20, AMBAC	2,100	2,533
Metropolitan Atlanta Rapid Transit Authority, Ser E, RB, 7.000%, 07/01/11, ETM	3,595	3,953
Milledgeville-Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Callable 09/01/14 @ 101	2,355	2,593
Municipal Electric Authority of Georgia, Combustion, Ser A, RB, 5.000%, 11/01/24, Callable 11/01/07 @ 100	2,000	2,012
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/16, Callable 01/01/13 @ 100, MBIA	1,435	1,550
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/17, Callable 01/01/13 @ 100, MBIA	2,220	2,393
Oconee County Industrial Development Authority, OIIT Project, RB, 5.250%, 07/01/23, Callable 07/01/13 @ 100	1,295	1,371
Paulding County School District, GO, 6.000%, 02/01/10, MBIA	1,000	1,063
Paulding County School District, Ser A, GO, 6.625%, 02/01/08	525	538
Upper Oconee Basin Water Authority, RB, 5.000%, 07/01/26, Callable 07/01/15 @ 100, MBIA	2,000	2,118
Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.250%, 10/01/27, Callable 10/01/12 @ 101, AMBAC	2,110	2,241
Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.000%, 10/01/33, Callable 10/01/17 @ 100	8,000	8,336
Vidalia Water & Sewer, RB, 6.000%, 07/01/07, ETM	605	609

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Georgia—continued
Walker, Dade & Catoosa Counties, Hutcheson Medical Project, Ser A, RB, 5.500%, 10/01/08, Callable 10/01/07 @ 102, FSA	1,370	1,407

		143,504

Puerto Rico (4.2%)
Puerto Rico Electric Power Authority, Ser SS, RB, 5.000%, 07/01/24, Callable 07/01/15 @ 100, MBIA	1,000	1,067
Puerto Rico Highway & Transportation Authority, Ser AA, RB, 5.500%, 07/01/19, MBIA	2,500	2,868
Puerto Rico Municipal Finance Agency, Ser A, GO, 5.000%, 08/01/30, Callable 08/01/15 @ 100, FSA	2,300	2,436

		6,371

Total Municipal Bonds (Cost $146,621)		149,875

Money Market Funds (1.0%)
Federated Tax-Free Obligations Fund, 3.490%	1,334,478	1,334
SEI Tax Exempt Trust, Institutional Tax Free Fund, 3.350%	148,505	149

Total Money Market Funds (Cost $1,483)		1,483

Total Investments (Cost $148,104) (a) — 99.2%		151,358
Other assets in excess of liabilities — 0.8%		1,227

Net Assets — 100.0%		$152,585

(a)	Cost for federal income tax purposes is $148,104 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$4,152

Unrealized Depreciation	(898)

Unrealized Appreciation (Depreciation)	$3,254

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

CIFG	— Security insured by Capitalized Interest Financial Guaranty

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RAN	— Revenue Anticipation Note

RB	— Revenue Bond

Ser	— Series

XLCA	— Security insured by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (96.4%)
Alabama (2.7%)
Homewood Educational Building Authority, Samford University, Ser A, RB, 5.000%, 12/01/34, Callable 12/01/16 @ 100, MBIA	2,500	2,639
Montgomery Medical Clinic Board, Health Care Facility, Jackson Hospital & Clinic, RB, 5.250%, 03/01/36, Callable 03/01/16 @ 100	2,000	2,068

		4,707

California (2.1%)
Los Angeles Unified School District, Ser B, GO, 5.000%, 07/01/20, Callable 07/01/16 @ 100, FGIC	3,365	3,623

Florida (38.0%)
Brevard County School Board, COP, 5.500%, 07/01/17, Callable 07/01/12 @ 100, AMBAC	1,860	2,016
Brevard County School Board, COP, 5.500%, 07/01/18, Callable 07/01/12 @ 100, AMBAC	3,015	3,267
Brevard County Utility Authority, RB, 5.250%, 03/01/13, Callable 03/01/12 @ 100, FGIC	1,000	1,069
Brevard County Utility Authority, RB, 5.250%, 03/01/14, Callable 03/01/12 @ 100, FGIC	1,000	1,068
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM	950	1,254
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.250%, 06/01/11, Callable 06/01/08 @ 101	1,000	1,027
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.375%, 06/01/18, Callable 06/01/12 @ 101	2,130	2,304
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.375%, 06/01/15, Callable 06/01/12 @ 100	1,535	1,654
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.625%, 06/01/15, Callable 06/01/10 @ 101	1,235	1,317
Florida State Board of Education, Lottery, Ser A, RB, 5.375%, 07/01/15, Callable 07/01/12 @ 101, FGIC	3,500	3,799
Florida State Division of Bond Finance, Department of Environmental Protection & Preservation, Ser 2000-A, RB, 5.375%, 07/01/11, Callable 07/01/09 @ 101, FGIC	2,130	2,227
Greater Orlando Aviation Authority, Airport Facilities, RB, AMT, 5.500%, 10/01/17, FGIC	1,810	2,008
Hillsborough County Industrial Development Authority, University Community Hospital Project, RB, 6.500%, 08/15/19, MBIA	145	174
Jacksonville Electric Authority, Electrical Systems Project, Ser 3-A, RB, 5.250%, 10/01/13, Callable 10/01/07 @ 101	1,000	1,018
Jacksonville Health Facilities Authority, Charity Obligation Group, Ser C, RB, 5.750%, 08/15/13, Prerefunded 08/15/11 @ 101	3,090	3,263
Jacksonville Sales Tax, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	1,435	1,541

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Florida—continued
Jacksonville Sales Tax, RB, 5.500%, 10/01/14, Callable 10/01/11 @ 100, AMBAC	1,200	1,287
Jacksonville Sales Tax, RB, 5.500%, 10/01/15, Callable 10/01/11 @ 100, AMBAC	1,550	1,663
Lee County Memorial Health Systems Hospital, Ser A, RB, 5.750%, 04/01/15, Callable 04/01/12 @ 100, FSA	1,000	1,091
Lee County Transportation Facility Authority, Ser A, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	2,000	2,148
Manatee County Improvement Project, RB, 5.000%, 10/01/23, Callable 10/01/14 @ 100, FGIC	2,095	2,214
Miami Parking Facilities Authority, RB, 5.250%, 10/01/15, MBIA	1,000	1,096
Orange County Health Facilities Authority, Ser C, RB, 6.250%, 10/01/16, MBIA	4,855	5,685
Orange County Tourist Development Tax Authority, RB, 5.500%, 10/01/11, Callable 10/01/09 @ 100, AMBAC	3,030	3,165
Osceola County Tourist Development Tax Authority, Ser A, RB, 5.500%, 10/01/15, Callable 10/01/12 @ 100, FGIC	1,000	1,087
Palm Beach County School Board Authority, Ser C, COP, 5.500%, 08/01/14, Callable 08/01/12 @ 100, FSA	2,735	2,967
Palm Beach County School Board, COP, 5.000%, 08/01/20, Callable 08/01/17 @ 100	1,750	1,877
Pensacola Airport Authority, Ser A, RB, AMT, 6.250%, 10/01/09, AMBAC	505	534
Pensacola Airport Authority, Ser A, RB, AMT, 6.000%, 10/01/12, Callable 10/01/08 @ 102, MBIA	1,075	1,125
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, Callable 10/01/14 @ 100, FSA	2,000	2,186
Polk County Utility Systems Authority, RB, 6.000%, 10/01/08, FGIC, ETM	985	1,005
Tampa Guaranteed Entitlement Authority, RB, 6.000%, 10/01/18, AMBAC	500	564
Tampa Sales Tax Authority, Ser A, RB, 5.375%, 10/01/14, Callable 10/01/11 @ 101, AMBAC	1,640	1,767
Tampa, University of Tampa Project, RB, 5.000%, 04/01/28, Callable 04/01/16 @ 100, CIFG	5,000	5,301

		65,768

Illinois (3.1%)
Chicago Housing Authority, Capital Program, RB, 5.000%, 07/01/23, Callable 07/01/16 @ 100, FSA	5,000	5,296

Massachusetts (6.2%)
Massachusetts State School Building Authority, Sales Tax, Ser A, RB, 5.000%, 08/15/37, Callable 08/15/17 @ 100	5,000	5,307
Massachusetts State, Construction Loan, Ser A, GO, 5.000%, 03/01/23, Prerefunded 03/01/15 @ 100, FSA	5,000	5,417

		10,724

Missouri (4.9%)
Missouri State Highways & Transit Commission, State Road, Ser B, RB, 5.000%, 05/01/22, Callable 05/01/16 @ 100	7,950	8,520

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

New Jersey (2.5%)
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser A, RB, 5.250%, 12/15/13, MBIA	4,000	4,350

Pennsylvania (3.1%)
Allegheny County Airport Authority, Pittsburgh International Airport, Ser B, RB, AMT, 5.000%, 01/01/18, MBIA	5,000	5,347

Puerto Rico (20.5%)
Puerto Rico Commonwealth Highway & Transportation Authority, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	5,860	6,352
Puerto Rico Commonwealth Highway & Transportation Authority, Ser G, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	3,000	3,252
Puerto Rico Commonwealth Highway & Transportation Authority, Ser I, RB, 5.000%, 07/01/23, Callable 07/01/14 @ 100, FGIC	3,000	3,185
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax, Ser C, RB, 5.500%, 07/01/17, AMBAC	12,450	14,187
Puerto Rico Commonwealth Municipal Finance Agency, Ser A, RB, 5.250%, 08/01/14, Callable 08/01/12 @ 100, FSA	6,965	7,487
Puerto Rico Commonwealth Municipal Finance Agency, Ser A, RB, 5.250%, 08/01/16, Callable 08/01/12 @ 100, FSA	1,020	1,096

		35,559

Texas (4.8%)
Kermit Independent School District, GO, 5.250%, 02/15/37, Callable 02/15/17 @ 100	4,000	4,336
San Antonio, General Improvement, GO, 5.000%, 02/01/21, Callable 02/01/16 @ 100	3,805	4,051

		8,387

Washington (8.5%)
NJB Properties, Lease, King County Project, Ser A, RB, 5.000%, 12/01/31, Callable 12/01/16 @ 100	10,000	10,582
Washington State, Motor Vehicle Fuel Tax, Ser 2007-B, GO, 5.000%, 07/01/29, Callable 07/01/16 @ 100, FSA	3,885	4,121

		14,703

Total Municipal Bonds (Cost $165,194)		166,984

Money Market Fund (3.1%)
Federated Tax-Free Obligations Fund, 3.490%	5,436,210	5,436

Total Money Market Fund (Cost $5,436)		5,436

Total Investments (Cost $170,630) (a) — 99.5%		172,420
Other assets in excess of liabilities — 0.5%		855

Net Assets — 100.0%		$173,275

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund — concluded

(a)	Cost for federal income tax purposes is $170,630 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2,293

Unrealized Depreciation	(503)

Unrealized Appreciation (Depreciation)	$1,790

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

CIFG	— Security insured by Capitalized Interest Financial Guaranty

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Income Fund

	Shares or
	Principal
	Amount($)	Value($)

Bank Loans (3.1%)
Commercial Services (1.4%)
Merrill Corp., 11.820%, 10/01/13 (b) (d)	1,000	1,005

Computers (0.6%)
Stratus Technologies, Inc., 14.350%, 03/15/12 (b) (d)	450	432

Telecommunications (1.1%)
Wind Acquisition Holdings, 12.610%, 12/07/11 (b) (d)	754	771

Total Bank Loans (Cost $2,192)		2,208

Convertible Bonds (1.5%)
Telecommunications (1.5%)
Nortel Networks Corp., 1.750%, 04/15/12, Callable 04/15/11 @ 100 (d) (e)	530	531
Nortel Networks Corp., 2.125%, 04/15/14, Callable 04/15/13 @ 100 (d) (e)	525	528

Total Convertible Bonds (Cost $1,055)		1,059

Corporate Bonds (90.5%)
Advertising (4.8%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/09 @ 105.06	935	1,019
Affinion Group, Inc., 11.500%, 10/15/15, Callable 10/15/10 @ 105.75	520	572
Quebecor World, Inc., 9.750%, 01/15/15, Callable 01/15/11 @ 104.88 (d)	1,039	1,092
Quebecor World Capital Corp., 8.750%, 03/15/16, Callable 03/15/11 @ 104.38 (d)	110	111
R.H. Donnelley Corp., 10.875%, 12/15/12, Callable 12/15/07 @ 105.44	250	270
Valassis Communications, Inc., 8.250%, 03/01/15, Callable 03/01/11 @ 104.13 (d)	355	349

		3,413

Aerospace/ Defense (1.8%)
Esterline Technologies Corp., 6.625%, 03/01/17, Callable 03/11/12 @ 103.31 (d)	75	75
Hawker Beechcraft Corp., 9.750%, 04/01/17, Callable 04/01/12 @ 104.88 (d) (e)	1,185	1,239

		1,314

Apparel (2.6%)
Hanesbrands, Inc., 8.735%, 12/15/14, Callable 12/15/08 @ 102 (b) (d)	255	260
Levi Strauss & Co., 8.875%, 04/01/16, Callable 04/01/11 @ 104.44 (e)	1,500	1,605

		1,865

Auto Manufacturers (2.9%)
General Motors Corp., 8.375%, 07/15/33 (e)	2,320	2,082

Auto Parts & Equipment (3.1%)
Goodyear Tire & Rubber Co. (The), 9.140%, 12/01/09 (b) (d)	1,060	1,064
Visteon Corp., 8.250%, 08/01/10 (e)	1,180	1,204

		2,268

Beverages (0.2%)
Cott Beverages, Inc., 8.000%, 12/15/11, Callable 05/14/07 @ 104	175	179

Chemicals (3.6%)
Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25 (d) (e)	2,080	1,992
PQ Corp., 7.500%, 02/15/13, Callable 02/15/09 @ 103.75 (b) (e)	605	611

		2,603

Commercial Services (3.9%)
Atlantic Broadband, Inc., 9.375%, 01/15/14, Callable 01/15/09 @ 104.69	675	690
Cenveo Corp., 7.875%, 12/01/13, Callable 12/01/08 @ 103.94	210	206

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Commercial Services— continued
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25 (e)	495	564
Seitel Acquisition Corp., 9.750%, 02/15/14 (d)	55	56
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/12 @ 103.25	305	304
United Rentals NA, Inc., 7.750%, 11/15/13, Callable 11/15/08 @ 103.88	450	462
Visant Holdings Corp., 8.750%, 12/01/13, Callable 12/01/08 @ 106.563 (e)	515	537

		2,819

Diversified Financial Services (8.3%)
Ford Motor Credit Co., 8.625%, 11/01/10	1,410	1,439
Galaxy Entertainment Finance Co. Ltd., 9.875%, 12/15/12, Callable 12/15/09 @ 104.94 (d)	100	109
General Motors Acceptance Corp., LLC, 8.000%, 11/01/31 (e)	1,970	2,112
Hexion US Finance Corp., 9.750%, 11/15/14, Callable 11/15/10 @ 104.88 (d)	425	446
Hexion US Finance Corp., 9.860%, 11/15/14, Callable 11/15/08 @ 102 (b) (d)	80	82
IDEARC, Inc., 8.000%, 11/15/16, Callable 11/15/11 @ 104 (d)	1,095	1,126
NSG Holdings LLC, 7.750%, 12/15/25 (d)	375	392
Residential Capital LLC, 6.500%, 04/17/13	260	258
Snoqualmie Enterprise Authority, 9.125%, 02/01/15, Callable 02/01/11 @ 104.56 (d)	45	46

		6,010

Diversified Minerals (0.7%)
FMG Finance Property Ltd., 10.625%, 09/01/16 (d)	435	500

Diversified Operations (5.1%)
Activant Solutions, Inc., 9.500%, 05/01/16, Callable 05/01/11 @ 104.75	990	975
Aramark Corp., 8.500%, 02/01/15, Callable 02/01/11 @ 104.25 (b) (d)	980	1,020
Aramark Corp., 8.860%, 02/01/15, Callable 02/01/09 @ 102 (d)	75	77
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15, Callable 04/01/11 @ 104.13	580	624
Freeport-McMoRan Copper & Gold, Inc., 8.564%, 04/01/15, Callable 04/01/09 @ 102 (b)	545	573
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19	395	427

		3,696

Electric (4.5%)
Aquila, Inc., 14.875%, 07/01/12 (e)	1,420	1,850
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 103.31	325	344
FPL Energy National Wind, 6.125%, 03/25/19 (d)	219	213
PSEG Energy Holdings LLC, 10.000%, 10/01/09	10	11
Sithe/ Independence Funding, Ser A, 9.000%, 12/30/13	750	826

		3,244

Entertainment (0.1%)
Pokagon Gaming Authority, 10.375%, 06/15/14, Callable 06/15/10 @ 105.19 (d)	70	77

Food (3.1%)
Pinnacle Foods Holding Corp., 8.250%, 12/01/13, Callable 12/01/08 @ 104.12	775	843

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Food— continued
Pinnacle Foods Holding Corp., 10.625%, 04/01/17, Callable 04/01/12 @ 105.31 (d)	1,275	1,254
Stater Brothers Holdings, Inc., 8.125%, 06/15/12, Callable 06/15/08 @ 104.06	170	175

		2,272

Forest Products & Paper (2.3%)
Abitibi-Consolidated, Inc., 8.550%, 08/01/10	80	81
Abitibi-Consolidated, Inc., 8.375%, 04/01/15	65	61
Boise Cascade LLC, 8.235%, 10/15/12, Callable 10/15/07 @ 100 (b)	600	602
Bowater Canada Finance Corp., 7.950%, 11/15/11	190	185
Verso Paper Holdings LLC, 9.110%, 08/01/14, Callable 08/01/08 @ 102 (b) (d)	745	764

		1,693

Healthcare — Products (2.1%)
Universal Hospital Services, Inc., 10.125%, 11/01/11, Callable 11/01/07 @ 105.06	1,450	1,541

Healthcare — Services (8.5%)
Community Health Systems, Inc., 6.500%, 12/15/12, Callable 12/15/08 @ 103.25	830	855
HCA, Inc., 9.625%, 11/15/16, Callable 11/15/11 @ 104.81 (d)	990	1,069
Sun Healthcare Group, Inc., 9.125%, 04/15/15, Callable 04/15/11 @ 104.56 (d)	1,050	1,076
Triad Hospitals, Inc., 7.000%, 11/15/13, Callable 11/15/08 @ 103.50	1,950	2,035
US Oncology, Inc., 10.750%, 08/15/14, Callable 08/15/09 @ 105.38	1,000	1,115

		6,150

Household Products/ Wares (0.9%)
Mobile Services Group, Inc., 9.750%, 08/01/14, Callable 08/01/10 @ 104.88 (d)	600	635

Machinery Diversified (1.8%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56 (d)	1,250	1,306

Media (5.6%)
CCH I LLC, 11.000%, 10/01/15, Callable 10/01/10 @ 105.50	910	944
Dex Media, Inc., 9.540%, 11/15/13, Callable 11/15/08 @ 104.50 (c) (f)	50	47
General Cable Corp., 7.725%, 04/01/15, Callable 04/01/09 @ 102 (b) (d)	45	45
General Cable Corp., 7.125%, 04/01/17, Callable 04/01/12 @ 103.56 (d)	40	40
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	1,800	2,007
LIN Television Corp., Ser B, 6.500%, 05/15/13, Callable 05/15/08 @ 103.25	10	10
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	555	567
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (d)	205	210
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	165	170

		4,040

Miscellaneous Manufacturer (3.6%)
American Railcar Industries, Inc., 7.500%, 03/01/14, Callable 03/01/11 @ 103.75 (d)	70	72
Clarke American Corp., 11.750%, 12/15/13, Callable 12/15/09 @ 105.88	1,940	2,241

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Miscellaneous Manufacturer— continued
Koppers, Inc., 9.875%, 10/15/13, Callable 10/15/08 @ 104.94	239	259

		2,572

Oil & Gas (1.9%)
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	205	211
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	85	89
Denbury Resources, Inc., 7.500%, 12/15/15, Callable 12/15/10 @ 103.75	47	47
OPTI Canada, Inc., 8.250%, 12/15/14, Callable 12/15/10 @ 104.13 (d)	975	1,014

		1,361

Packaging & Containers (1.0%)
Graphic Packaging International, 9.500%, 08/15/13, Callable 08/15/08 @ 104.75 (e)	650	691

Pipelines (2.4%)
Targa Resources, Inc., 8.500%, 11/01/13, Callable 11/01/09 @ 104.25 (d)	1,305	1,331
Williams Partners LP, 7.250%, 02/01/17 (d)	350	370

		1,701

Real Estate (0.6%)
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56	25	25
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56 (d)	440	434

		459

Retail (2.1%)
Asbury Automotive Group, Inc., 7.625%, 03/15/17, Callable 03/15/12 @ 103.81 (d)	140	140
Brookstone Co., Inc., 12.000%, 10/15/12, Callable 10/15/09 @ 106 (e)	1,300	1,352

		1,492

Semiconductors (5.3%)
Amkor Technology, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.625	135	141
Freescale Semiconductor, Inc., 10.125%, 12/15/16, Callable 12/15/11 @ 105.06 (d) (e)	1,890	1,894
NXP Funding LLC, 9.500%, 10/15/15, Callable 10/15/11 @ 104.75 (d)	1,745	1,802

		3,837

Software (0.8%)
Open Solutions, Inc., 9.750%, 02/01/15, Callable 02/01/11 @ 104.88 (d)	575	592

Telecommunications (6.9%)
Citizens Communications Co., 7.125%, 03/15/19 (d)	205	203
Intelsat Corp., 9.000%, 06/15/16, Callable 06/15/11 @ 104.50 (d)	150	165
Nordic Telephone Co., Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44 (d)	185	198
NTL Cable PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.563	950	1,002
Telecordia Technologies, Inc., 10.000%, 03/15/13, Callable 03/15/08 @ 105 (d)	1,300	1,216
West Corp., 11.000%, 10/15/16, Callable 10/15/11 @ 105.50 (d) (e)	2,055	2,168

		4,952

Total Corporate Bonds (Cost $63,577)		65,364

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

High Income Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Short-Term Investment (26.4%)
CSFB Enhanced Liquidity Portfolio, 5.421% (g)	19,074,056	19,074

Total Short-Term Investment (Cost $19,074)		19,074

Repurchase Agreement (4.2%)
Merrill Lynch & Co., Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $2,998 (collateralized by U.S. Government Agencies; 6.500%, due 02/15/32; total market $3,060)	2,996	2,996

Total Repurchase Agreement (Cost $2,996)		2,996

Total Investments (Cost $88,894) (a) — 125.7%		90,701
Liabilities in excess of other assets — (25.7)%		(18,532)

Net Assets — 100.0%		$72,169

(a)	Cost for federal income tax purposes is $88,915 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2,165

Unrealized Depreciation	(379)

Unrealized Appreciation (Depreciation)	$1,786

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rate represents the effective yield at purchase.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 44.5% of net assets as of March 31, 2007.

(e)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $18,189.

(f)	Step bond.

(g)	This security was purchased with cash collateral held from securities lending.

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

Ser	— Series

At March 31, 2007, liquid assets totaling $1,602, in thousands, have been designated as collateral for open swap agreements.

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount ($)	Rate (%)	Date	Value ($)

Residential Capital LLC	JP Morgan	(500)	2.00	03/20/12	32

Residential Capital LLC	JP Morgan	(1,500)	1.38	03/20/12	(3)

					29

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Intermediate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (2.4%)
Automobile ABS (1.7%)
Chase Manhattan Auto Owner Trust, Ser 2003-B, Cl A4, 2.570%, 02/16/10	261	259
Daimler Chrysler Auto Trust, Ser 2003-B, Cl A4, 2.860%, 03/09/09	184	183
Daimler Chrysler Auto Trust, Ser 2003-B, Cl A4, 6.500%, 11/15/13	510	536
Daimler Chrysler Auto Trust, Ser 2005-A, Cl A4, 3.740%, 02/08/10	410	405
Honda Auto Receivables Owner Trust, Ser 2006-1, Cl A3, 5.070%, 02/18/10	265	265

		1,648

Credit Card ABS (0.6%)
Citibank Credit Card Master Trust I, Ser 1998-2, Cl A, 6.050%, 01/15/10	550	554

Home Equity ABS (0.1%)
Contimortgage Home Equity Loan Trust, Ser 1996-2, Cl A8, 7.900%, 07/15/27	55	55
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1F, 7.462%, 09/15/29	6	6
New Century Home Equity Loan Trust, Ser 1999-NCB, Cl A7, 7.540%, 06/25/29	4	4
Soundview Home Equity Loan Trust, Ser 2001-1, Cl A, 6.765%, 04/15/31 (b)	12	12

		77

Total Asset Backed Securities (Cost $2,271)		2,279

Collateralized Mortgage Obligations (7.2%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	355	347
Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 5.634%, 07/10/46	530	540
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	430	435
Citigroup/ Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44 (b)	415	415
Citigroup/ Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl A4, 5.362%, 01/15/46 (b)	275	276
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.340%, 03/10/44 (b)	360	361
GMAC Commercial Mortgage Securities, Inc., Ser 2003-C2, Cl A1, 4.576%, 05/10/40	522	516
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38 (b)	535	542
GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39 (b)	375	380
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB15, Cl A4, 5.814%, 06/12/43 (b)	560	578
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43 (b)	385	388
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.156%, 02/15/31	790	779
Morgan Stanley Capital I, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41 (b)	790	788
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4, 5.418%, 01/15/45 (b)	455	456

Total Collateralized Mortgage Obligations (Cost $6,780)		6,801

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Corporate Bonds (27.4%)
Aerospace/ Defense (0.6%)
L-3 Communications Corp., 6.125%, 01/15/14, Callable 01/15/09 @ 103.06	250	246
United Technologies Corp., 4.875%, 05/01/15	330	319

		565

Airlines (0.5%)
Continental Airlines, Inc., Ser A, 5.983%, 04/19/22	295	294
Southwest Airlines Co., 5.125%, 03/01/17	180	168

		462

Banks (1.6%)
Bank of America Corp., 7.400%, 01/15/11	485	523
Wachovia Corp., 5.300%, 10/15/11	470	473
Wells Fargo Co., 4.875%, 01/12/11	490	487

		1,483

Beverages (0.5%)
Sabmiller PLC, 6.200%, 07/01/11 (c)	495	511

Building Materials (0.7%)
Lafarge SA, 6.150%, 07/15/11	270	278
Owens Corning, Inc., 6.500%, 12/01/16 (c)	405	414

		692

Chemicals (0.3%)
Lyondell Chemical Co., 8.250%, 09/15/16, Callable 09/15/11 @ 104.13	250	268

Coal (0.3%)
Peabody Energy Corp., 7.375%, 11/01/16	280	295

Commercial Services (0.5%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/07 @ 103.75	250	257
ERAC USA Finance Co., 5.600%, 05/01/15 (c)	195	195

		452

Diversified Financial Services (8.3%)
ABX Financing Co., 5.750%, 10/15/16 (c)	815	819
CIT Group, Inc., 5.600%, 04/27/11	315	318
Citigroup, Inc., 5.125%, 05/05/14	410	406
Ford Motor Credit Corp., 7.000%, 10/01/13	185	172
Fund American Cos., Inc., 5.875%, 05/15/13	485	485
General Electric Capital Corp., 4.250%, 01/15/08	1,260	1,250
GMAC LLC, 6.750%, 12/01/14	175	173
Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	465	448
Household Finance Corp., 4.125%, 12/15/08	745	732
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	205	205
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	100	102
Janus Capital Group, Inc., 5.875%, 09/15/11	195	197
JP Morgan Chase & Co., 6.625%, 03/15/12	480	509
Lazard Group LLC, 7.125%, 05/15/15	545	575
Lehman Brothers Holdings, Inc., 5.250%, 02/06/12	365	365
Morgan Stanley, 5.300%, 03/01/13	455	454
SLM Corp., 5.625%, 04/10/07	115	115
Western Union Co., 5.930%, 10/01/16	585	586

		7,911

Electric (1.3%)
MidAmerican Energy Holdings Co., Ser. D, 5.000%, 02/15/14	680	659
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.688	250	257
Oncor Electric Delivery Co., 6.375%, 01/15/15	315	328

		1,244

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Entertainment (0.3%)
WMG Acquisition Corp., 7.375%, 04/15/14, Callable 04/15/09 @ 103.688	260	248

Environment Control (0.3%)
Allied Waste North America, Inc., 7.125%, 05/15/16, Callable 05/15/11 @ 103.56	250	254

Healthcare — Services (0.2%)
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56 (c)	170	182

Insurance (0.8%)
American International Group, Ser G, 5.600%, 10/18/16	560	569
MetLife, Inc., 5.000%, 06/15/15	180	175

		744

Investment Companies (0.3%)
Credit Suisse First Boston USA, Inc., 6.500%, 01/15/12	225	237

Lodging (0.3%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31	250	248

Media (1.5%)
Dex Media West/ Finance LLC, Ser B, 9.875%, 08/15/13, Callable 08/15/08 @ 104.938	230	251
EchoStar DBS Corp., 7.125%, 02/01/16	260	268
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (c)	250	256
News America Holdings, Inc., 9.250%, 02/01/13	360	427
Rogers Cable, Inc., 6.250%, 06/15/13	250	254

		1,456

Miscellaneous Manufacturer (0.7%)
General Electric Co., 5.000%, 02/01/13	280	278
Siemens Financierings NV, 5.750%, 10/17/16 (c)	350	356

		634

Oil & Gas (2.3%)
Anadarko Petroleum Corp., 5.950%, 09/15/16	295	296
Chesapeake Energy Corp., 6.500%, 08/15/17	295	291
Devon Financing Corp. ULC, 6.875%, 09/30/11	570	606
Enterprise Products Operating LP, Ser B, 5.600%, 10/15/14	500	499
Weatherford International Ltd., 4.950%, 10/15/13	535	515

		2,207

Pharmaceuticals (0.4%)
Merck & Co., Inc., 5.125%, 11/15/11	255	255
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	125	123

		378

Pipelines (1.2%)
Centerpoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	355	395
El Paso Natural Gas Co., 5.950%, 04/15/17 (c)	135	136
Kinder Morgan, Inc., 5.700%, 01/05/16	230	216
Southern Natural Gas Co., 5.900%, 04/01/17 (c)	115	115
Williams Cos., Inc., 7.125%, 09/01/11	240	251

		1,113

Retail (0.8%)
Woolworths Ltd., 5.550%, 11/15/15 (c)	785	780

Semiconductors (0.3%)
Advanced Micro Devices, Inc., 7.750%, 11/01/12, Callable 11/01/08 @ 103.88	250	253

Software (0.1%)
Intuit, Inc., 5.750%, 03/15/17	90	89

Telecommunications (3.3%)
AT&T, Inc., 5.100%, 09/15/14	425	415

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Telecommunications—continued
Cisco Systems, Inc., 5.500%, 02/22/16	450	452
Citizens Communications Co., 9.250%, 05/15/11	220	245
Comcast Corp., 4.950%, 06/15/16	225	214
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.375	240	250
Qwest Corp., 8.875%, 03/15/12	230	254
Time Warner Inc., 5.500%, 11/15/11	190	192
Verizon Communications, Inc., 5.550%, 02/15/16	230	230
Vodafone Group PLC, 5.500%, 06/15/11	605	611
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	230	252

		3,115

Total Corporate Bonds (Cost $25,737)		25,821

U.S. Government Agencies (17.1%)
Fannie Mae (17.1%)
4.250%, 05/15/09	11,235	11,097
5.000%, 10/15/11	4,625	4,653
5.250%, 09/15/16	370	377

Total U.S. Government Agencies (Cost $16,078)		16,127

U.S. Government Agency Mortgages (8.6%)
Fannie Mae (5.6%)
5.725%, 03/01/12	217	222
6.260%, 05/01/12	305	319
5.119%, 01/01/36 (b)	2,154	2,158
5.412%, 04/01/36 (b)	1,099	1,104
5.351%, 05/01/36 (b)	1,018	1,021
5.369%, 05/01/36 (b)	442	444

		5,268

Freddie Mac (0.0%)
6.500%, 08/01/08	23	23

Government National Mortgage Association (3.0%)
6.400%, 10/16/20 (b)	214	216
6.114%, 11/16/21	51	51
4.449%, 03/16/25	326	322
4.811%, 05/16/27	436	432
4.212%, 01/16/28	398	390
3.760%, 09/16/28	431	419
4.241%, 07/16/29	199	195
5.441%, 02/16/31 (b)	400	404
5.269%, 03/16/37 (b)	400	398

		2,827

Total U.S. Government Agency Mortgages (Cost $8,118)		8,118

U.S. Treasury Obligations (35.6%)
U.S. Treasury Notes (35.6%)
3.625%, 04/30/07	860	859
3.125%, 05/15/07	7,010	6,993
3.375%, 12/15/08	7,165	7,013
3.500%, 08/15/09	600	586
4.750%, 02/15/10	5,570	5,602
4.625%, 10/31/11	160	161
4.625%, 02/29/12	1,295	1,300
4.375%, 08/15/12	4,660	4,631
4.500%, 11/15/15	3,510	3,474
2.000%, 01/15/16	2,810	2,822
5.125%, 05/15/16	65	67

Total U.S. Treasury Obligations (Cost $33,568)		33,508

Money Market Fund (2.2%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	2,067,757	2,068

Total Money Market Fund (Cost $2,068)		2,068

Total Investments (Cost $94,620) (a) — 100.5%		94,722
Liabilities in excess of other assets — (0.5)%		(480)

Net Assets — 100.0%		$94,242

(a)	Cost for federal income tax purposes is $94,670 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$255

Unrealized Depreciation	(203)

Unrealized Appreciation (Depreciation)	$52

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Intermediate Bond Fund — concluded

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.0% of net assets as of March 31, 2007.

(d)	Affiliate investment.

Cl	— Class

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

Ser	— Series

At March 31, 2007, liquid assets totaling $1,503, in thousands, have been designated as collateral for open swap agreements.

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount ($)	Rate (%)	Date	Value ($)

Dow Jones CDS Indices; Series 7	Citibank N.A.	1,195	0.59	03/20/17	(6)

Dow Jones CDS Indices; Series 7	Citibank N.A.	120	0.59	03/20/17	(1)

Brunswick Corp.	Merrill Lynch	(120)	1.15	03/20/17	(1)

Cardinal Health, Inc.	Merrill Lynch	(120)	0.53	03/20/17	—

Campbell Soup Co.	Citibank N.A.	(120)	0.33	03/20/17	(1)

H.J. Heinz Co.	Citibank N.A.	(120)	0.74	03/20/17	(2)

IStar Financial, Inc.	Citibank N.A.	(120)	0.70	03/20/17	1

Lennar Corp.	Citibank N.A.	(120)	1.02	03/20/17	5

Nordstrom, Inc.	Citibank N.A.	(120)	0.45	03/20/17	(1)

Nucor Corp.	Citibank N.A.	(120)	0.24	03/20/17	(1)

Quest Diagnostics, Inc.	Merrill Lynch	(120)	0.78	03/20/17	1

Sprint Nextel Corp.	Citibank N.A.	(120)	1.18	03/20/17	(1)

Weyerhaueser Co.	Citibank N.A.	(120)	1.05	03/20/17	—

					(7)

Amounts designated as “—” round to less than $1,000.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (1.3%)
Automobile ABS (1.1%)
Daimler Chrysler Auto Trust, Ser 2005-A, Cl A4, 3.740%, 02/08/10	2,700	2,665
Honda Auto Receivables Owner Trust, Ser 2006-1, Cl A3, 5.070%, 02/18/10	1,765	1,763

		4,428

Credit Card ABS (0.2%)
Citibank Credit Card Issuance Trust, Ser 2008-A7, Cl A7, 4.150%, 07/07/17	1,000	940

Total Asset Backed Securities (Cost $5,335)		5,368

Collateralized Mortgage Obligations (7.2%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	2,375	2,324
Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 5.634%, 07/10/46	1,675	1,706
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	1,385	1,401
Citigroup/ Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44 (b)	2,995	2,993
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.340%, 03/10/44 (b)	2,450	2,458
GMAC Commercial Mortgage Securities, Inc., Ser 2003-C2, Cl A1, 4.576%, 05/10/40	3,109	3,071
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38 (b)	3,650	3,695
GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39 (b)	1,200	1,217
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB15, Cl A4, 5.814%, 06/12/43 (b)	1,865	1,924
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43 (b)	1,235	1,244
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.156%, 02/15/31	2,430	2,398
Morgan Stanley Capital I, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41 (b)	2,705	2,695
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4, 5.418%, 01/15/45 (b)	2,985	2,994

Total Collateralized Mortgage Obligations (Cost $30,012)		30,120

Corporate Bonds (30.8%)

Aerospace/ Defense (1.1%)
Boeing Co. (The), 5.125%, 02/15/13	1,735	1,739
L-3 Communications Corp., 6.125%, 01/15/14, Callable 01/15/09 @ 103.06	1,280	1,258
United Technologies Corp., 4.875%, 05/01/15	1,495	1,448

		4,445

Airlines (0.5%)
Continental Airlines, Inc., Ser A, 5.983%, 04/19/22	1,495	1,491
Southwest Airlines Co., 5.125%, 03/01/17	870	811

		2,302

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Auto Manufacturers (0.5%)
DaimlerChrysler NA Holdings Corp., 8.500%, 01/18/31	1,550	1,936

Banks (1.8%)
Bank of America Corp., 7.400%, 01/15/11	2,685	2,893
Wachovia Corp., 5.300%, 10/15/11	2,385	2,399
Wells Fargo Co., 4.875%, 01/12/11	2,440	2,426

		7,718

Beverages (0.6%)
SABMiller PLC, 6.200%, 07/01/11 (c) (d)	2,265	2,339

Building Materials (0.8%)
Lafarge SA, 6.150%, 07/15/11	1,225	1,263
Owens Corning, Inc., 6.500%, 12/01/16 (c)	2,190	2,237

		3,500

Chemicals (0.7%)
Lyondell Chemical Co., 8.250%, 09/15/16, Callable 09/15/11 @ 104.13 (d)	1,250	1,338
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36	1,680	1,625

		2,963

Coal (0.2%)
Peabody Energy Corp., 7.375%, 11/01/16 (d)	890	937

Commercial Services (0.5%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/07 @ 103.75	1,260	1,295
ERAC USA Finance Co., 5.600%, 05/01/15 (c)	870	871

		2,166

Computers (0.2%)
Dell, Inc., 7.100%, 04/15/28	540	576
IBM Corp., 5.875%, 11/29/32	425	434

		1,010

Diversified Financial Services (7.5%)
ABX Financing Co., 6.350%, 10/15/36 (c)	2,165	2,139
CIT Group, Inc., 5.600%, 04/27/11	1,780	1,798
Citigroup, Inc., 5.125%, 05/05/14	765	757
Citigroup, Inc., 5.850%, 12/11/34	670	665
Ford Motor Credit Corp., 7.000%, 10/01/13 (d)	1,340	1,246
Fund American Cos., Inc., 5.875%, 05/15/13	2,775	2,776
GMAC LLC, 6.750%, 12/01/14	1,260	1,239
Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	2,500	2,410
HSBC Holdings PLC, 7.625%, 05/17/32	950	1,125
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	845	843
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	555	566
Janus Capital Group, Inc., 5.875%, 09/15/11	945	957
JP Morgan Chase & Co., 6.625%, 03/15/12	2,780	2,947
Lazard Group LLC, 7.125%, 05/15/15	2,855	3,009
Lehman Brothers Holdings, Inc., 5.250%, 02/06/12	1,380	1,379
Merrill Lynch & Co., 5.770%, 07/25/11	2,540	2,598
Morgan Stanley, 5.300%, 03/01/13	1,865	1,863
Western Union Co., 5.930%, 10/01/16	3,020	3,025

		31,342

Electric (1.4%)
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,595	1,592
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69	1,260	1,295

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Electric—continued
Oncor Electric Delivery Co., 7.000%, 05/01/32	1,045	1,134
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,755	1,758

		5,779

Entertainment (0.3%)
WMG Acquisition Corp., 7.375%, 04/15/14, Callable 04/15/09 @ 103.69	1,320	1,257

Environment Control (0.3%)
Allied Waste North America, Inc., 7.125%, 05/15/16, Callable 05/15/11 @ 103.56	1,260	1,282

Healthcare — Services (0.3%)
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56 (c)	1,205	1,288

Insurance (0.8%)
American International Group, Ser G, 5.600%, 10/18/16	3,005	3,056
Metlife, Inc., 5.700%, 06/15/35	360	346

		3,402

Investment Companies (0.2%)
Credit Suisse First Boston USA, Inc., 6.500%, 01/15/12	870	915

Lodging (0.3%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31	1,280	1,267

Machinery Diversified (0.1%)
Caterpillar, Inc., 6.050%, 08/15/36	315	322

Media (1.7%)
Dex Media West/ Finance LLC, Ser B, 9.875%, 08/15/13, Callable 08/15/08 @ 104.94	1,170	1,277
EchoStar DBS Corp., 7.125%, 02/01/16	1,300	1,342
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (c)	1,290	1,319
News America Holdings, Inc., 6.200%, 12/15/34	845	820
Rogers Cable, Inc., 6.250%, 06/15/13	1,280	1,299
Time Warner, Inc., 6.500%, 11/15/36	1,040	1,037

		7,094

Miscellaneous Manufacturer (1.6%)
General Electric Co., 5.000%, 02/01/13	4,495	4,461
Siemens Financierings NV, 6.125%, 08/17/26 (c)	2,240	2,279

		6,740

Oil & Gas (2.3%)
Anadarko Petroleum Corp., 5.950%, 09/15/16	1,425	1,428
Chesapeake Energy Corp., 6.500%, 08/15/17	1,505	1,486
ConocoPhillips, 5.900%, 10/15/32	740	748
Devon Financing Corp. ULC, 7.875%, 09/30/31	1,885	2,234
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35	1,720	1,586
Weatherford International, Inc., 6.500%, 08/01/36	1,630	1,630
Western Oil Sands, Inc., 8.375%, 05/01/12	605	676

		9,788

Pharmaceuticals (0.5%)
Merck & Co., Inc., 5.125%, 11/15/11	1,195	1,199
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	760	733

		1,932

Pipelines (1.2%)
Centerpoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,070	1,192
El Paso Natural Gas Co., 5.950%, 04/15/17 (c)	685	688

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Pipelines—continued
Kinder Morgan Finance Co. ULC, 6.400%, 01/05/36	1,345	1,204
Southern Natural Gas Co., 5.900%, 04/01/17 (c)	570	570
Williams Cos., Inc., 7.125%, 09/01/11 (d)	1,230	1,289

		4,943

Retail (1.1%)
Wal-Mart Stores, Inc., 5.250%, 09/01/35	610	554
Woolworths Ltd., 5.550%, 11/15/15 (c)	3,920	3,893

		4,447

Semiconductors (0.3%)
Advanced Micro Devices, Inc., 7.750%, 11/01/12, Callable 11/01/08 @ 103.88	1,270	1,284

Software (0.1%)
Intuit, Inc., 5.750%, 03/15/17	465	459

Telecommunications (3.9%)
AT&T, Inc., 5.100%, 09/15/14	1,895	1,851
AT&T, Inc., 6.450%, 06/15/34	1,165	1,186
Cisco Systems, Inc., 5.500%, 02/22/16	2,345	2,361
Citizens Communications Co., 9.250%, 05/15/11	1,130	1,260
Comcast Corp., 6.450%, 03/15/37	1,055	1,056
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.375	1,220	1,269
Qwest Corp., 8.875%, 03/15/12	1,160	1,282
Verizon Communications, Inc., 5.550%, 02/15/16	1,635	1,636
Vodafone Group PLC, 5.500%, 06/15/11 (d)	3,050	3,083
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	1,170	1,280

		16,264

Total Corporate Bonds (Cost $128,709)		129,121

U.S. Government Agencies (20.4%)
Fannie Mae (16.8%)
3.250%, 02/15/09	1,000	971
4.250%, 05/15/09 (d)	39,420	38,940
5.000%, 10/15/11 (d)	18,080	18,188
5.125%, 01/02/14	500	501
5.250%, 09/15/16 (d)	11,650	11,859

		70,459

Federal Home Loan Bank (1.3%)
4.239%, 03/03/08 (b)	2,500	2,494
4.790%, 03/24/08, Callable 06/24/07 @ 100 (b)	2,000	1,982
5.000%, 05/08/18, Callable 05/08/07 @ 100	1,000	983

		5,459

Freddie Mac (2.3%)
4.050%, 11/17/09	700	687
6.750%, 03/15/31 (d)	7,535	9,042

		9,729

Total U.S. Government Agencies (Cost $85,356)		85,647

U.S. Government Agency Mortgages (6.6%)
Fannie Mae (5.5%)
5.119%, 01/01/36 (b)	9,464	9,482
5.412%, 04/01/36 (b)	4,833	4,854
5.351%, 05/01/36 (b)	4,479	4,495
5.369%, 05/01/36 (b)	4,108	4,123

		22,954

Freddie Mac (1.0%)
7.000%, 05/01/07	8	8
5.356%, 12/01/36 (b)	4,304	4,315

		4,323

Government National Mortgage Association (0.1%)
7.000%, 04/15/13	196	202
7.000%, 08/15/14	109	113

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Government National Mortgage Association—continued
7.000%, 05/15/31	59	62

		377

Total U.S. Government Agency Mortgages (Cost $27,571)		27,654

U.S. Treasury Obligations (32.4%)
U.S. Treasury Bonds (4.5%)
6.125%, 11/15/27 (d)	15,860	18,311
4.500%, 02/15/36	775	731

		19,042

U.S. Treasury Notes (27.9%)
3.125%, 05/15/07	10,135	10,111
3.375%, 12/15/08 (d)	2,485	2,433
3.500%, 08/15/09	12,630	12,328
4.750%, 02/15/10	25,130	25,272
4.875%, 04/30/11	260	263
4.625%, 10/31/11 (d)	20,285	20,352
4.625%, 02/29/12	4,975	4,993
4.375%, 08/15/12	21,530	21,395
2.000%, 01/15/16	12,575	12,627
4.625%, 02/15/17	7,200	7,185

		116,959

Total U.S. Treasury Obligations (Cost $136,187)		136,001

Short-Term Investment (27.4%)
CSFB Enhanced Liquidity Portfolio, 5.421% (e)	115,142,959	115,143

Total Short-Term Investment (Cost $115,143)		115,143

Money Market Fund (2.8%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (f)	11,916,853	11,917

Total Money Market Fund (Cost $11,917)		11,917

Total Investments (Cost $540,230) (a) — 128.9%		540,971
Liabilities in excess of other assets — (28.9)%		(121,225)

Net Assets — 100.0%		$419,746

(a)	Cost for federal income tax purposes is $540,336 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$1,859

Unrealized Depreciation	(1,224)

Unrealized Appreciation (Depreciation)	$635

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 3.7% of net assets as of March 31, 2007.

(d)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $110,894.

(e)	This security was purchased with cash collateral held from securities lending.

(f)	Affiliate investment.

Cl	— Class

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

Ser	— Series

At March 31, 2007, liquid assets totaling $2,403, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — concluded

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount ($)	Rate (%)	Date	Value ($)

Dow Jones CDS Indices; Series 7	Citibank N.A.	7,415	0.59	03/20/17	(36)

Dow Jones CDS Indices; Series 7	Citibank N.A.	740	0.59	03/20/17	(5)

Brunswick Corp.	Merrill Lynch	(740)	1.15	03/20/17	(5)

Campbell Soup Co.	Citibank N.A.	(740)	0.33	12/20/17	(4)

Cardinal Health, Inc. CDS	Merrill Lynch	(740)	0.53	03/20/17	3

H.J. Heinz Co.	Citibank N.A.	(740)	0.74	03/20/17	(9)

IStar Financial, Inc.	Citibank N.A.	(740)	0.70	12/20/17	8

Lennar Corp.	Citibank N.A.	(740)	1.02	12/20/17	28

Nordstrom, Inc.	Citibank N.A.	(740)	0.45	03/20/17	(6)

Nucor Corp.	Citibank N.A.	(740)	0.42	03/20/17	(9)

Quest Diagnostics, Inc.	Merrill Lynch	(740)	0.78	12/20/17	4

Sprint Nextel Corp.	Citibank N.A.	(740)	1.18	03/20/17	(6)

Weyerhaeuser Co.	Citibank N.A.	(740)	1.05	12/20/11	(4)

					(41)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (96.4%)
Alabama (4.6%)
Alabama Public School & College Authority, Capital Improvements, Ser C, RB, 5.750%, 07/01/17, Callable 07/01/09 @ 101.50	3,950	4,174
Alabama Water Pollution Control Authority, RB, 5.750%, 08/15/12, Callable 08/15/09 @ 100, AMBAC	5,205	5,445
Auburn University, Ser A, RB, 6.000%, 06/01/16, Callable 06/01/11 @ 100, MBIA	4,060	4,413
Huntsville, Ser A, GO, 5.625%, 05/01/16, Callable 05/01/12 @ 102	2,375	2,615
Huntsville, Ser A, GO, 5.750%, 05/01/19, Callable 05/01/12 @ 102	2,800	3,098

		19,745

Arizona (0.8%)
Arizona Water Infrastructure Finance Authority, Water Quality, Ser A, RB, 5.625%, 10/01/12, Callable 10/01/09 @ 101	3,280	3,460

California (9.5%)
California State Department of Water Resources Power Supply, Ser A, RB, 5.500%, 05/01/14, Callable 05/01/12 @ 101, AMBAC	3,140	3,432
California State Department of Water Resources Power Supply, Ser A, RB, 5.500%, 05/01/15, Callable 05/01/12 @ 101, AMBAC	5,800	6,339
California State GO, 5.000%, 08/01/19, Callable 02/01/17 @ 100	6,800	7,282
California State, GO, 5.500%, 11/01/33, Callable 11/01/13 @ 100	11,000	11,973
Fresno Unified School District, Ser A, GO, 6.550%, 08/01/20, Callable 02/01/13 @ 103, MBIA	1,000	1,171
Los Angeles Unified School District, Ser B, GO, 5.000%, 07/01/20, Callable 07/01/16 @ 100, FGIC	4,000	4,307
Orange County Loma Ridge/ Data Center Project, COP, 6.000%, 06/01/21, Prerefunded 06/01/19 @ 100, AMBAC	2,075	2,396
Roseville Natural Gas Finance Authority, RB, 5.000%, 02/15/16	3,635	3,912

		40,812

Colorado (1.3%)
Douglas County School District No. RE1, Douglas & Ebert Counties, GO, 5.750%, 12/15/20, Callable 12/15/14 @ 100, FGIC	2,540	2,854
Metropolitan Wastewater Reclamation District, RB, 5.450%, 04/01/12, Callable 04/01/08 @ 100	2,570	2,614

		5,468

Florida (2.5%)
Florida State Board of Education, Ser C, GO, 5.750%, 06/01/23, Prerefunded 06/01/10 @ 101, FGIC	5,000	5,355
Tampa, University of Tampa Project, RB, 5.000%, 04/01/28, Callable 04/01/16 @ 100, CIFG	5,000	5,301

		10,656

Georgia (3.0%)
Georgia State, Finance & Investment Commission, Ser C, GO, 5.500%, 07/01/16, Callable 07/01/14 @ 100	7,000	7,785

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Georgia—continued
Main Street Natural Gas, Inc., Georgia Gas Project, Ser B, RB, 5.000%, 03/15/12	5,000	5,253

		13,038

Illinois (5.4%)
Chicago O’Hare International Airport, General Airport Third Lien, Ser A, RB, 5.250%, 01/01/26, Callable 01/01/16 @ 100, MBIA	4,675	5,045
Illinois State Sales Tax, Ser X, RB, 5.500%, 06/15/13, Callable 06/15/07 @ 101	3,390	3,435
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/20, Callable 07/01/16 @ 100, FSA	2,500	2,679
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/26, Callable 07/01/16 @ 100, FSA	2,500	2,654
Illinois State, First Ser, GO, 5.375%, 12/01/15, Callable 12/01/12 @ 100, FSA	8,600	9,307

		23,120

Indiana (2.6%)
Indiana Finance Authority Highway Revenue, Ser A, RB, 5.000%, 12/01/19, FGIC	5,820	6,357
Indianapolis Local Public Improvement Board, Waterworks Project, Ser A, RB, 5.250%, 07/01/33, Prerefunded 07/01/12 @ 100	4,400	4,723

		11,080

Iowa (0.5%)
Des Moines Public Parking System, Ser A, RB, 6.375%, 06/01/18, Callable 06/01/10 @ 100, FGIC	2,005	2,164

Maryland (1.7%)
Maryland State & Local Facilities, Second Ser, GO, 5.000%, 08/01/18, Callable 08/01/13 @ 100	7,005	7,503

Massachusetts (6.1%)
Massachusetts State School Building Authority, Dedicated Sales Tax, Ser A, RB, 5.000%, 08/15/37, Callable 8/15/17 @ 100, AMBAC	5,000	5,307
Massachusetts State, Consolidated Lien, Ser A, GO, 5.000%, 03/01/21, Prerefunded 03/01/15 @ 100	4,000	4,334
Massachusetts State, Consolidated Lien, Ser C, GO, 5.250%, 09/01/23, Prerefunded 09/01/15 @ 100	10,000	11,057
Massachusetts State, Consolidation Lien, Ser A, GO, 5.000%, 03/01/23, Prerefunded 03/01/15 @ 100, FSA	5,000	5,418

		26,116

Michigan (2.1%)
Detroit Water Supply System, Ser A, RB, 5.000%, 07/01/13, FSA	5,160	5,504
Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.375%, 10/01/17, Callable 10/01/12 @ 100	3,300	3,546

		9,050

Minnesota (2.5%)
Minnesota State, GO, 5.000%, 11/01/22, Callable 11/01/16 @ 100	9,805	10,587

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Missouri (8.0%)
Missouri State Highways & Transportation Commission, RB, 5.000%, 02/01/15	4,750	5,142
Missouri State Highways & Transportation Commission, RB, 5.000%, 02/01/18	21,855	23,920
Missouri State Highways & Transportation Commission, Senior Lien, RB, 5.000%, 02/01/16	5,000	5,438

		34,500

New Jersey (3.5%)
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/20, Callable 11/01/15 @ 100, FSA	10,000	11,390
New Jersey State Transportation Trust Fund Authority, Ser A, RB, 5.500%, 12/15/16, FSA	3,300	3,737

		15,127

New York (12.4%)
Buffalo School Improvements, Ser D, GO, 5.500%, 12/15/14, Callable 12/15/11 @ 100, FGIC	1,075	1,160
Metropolitan Transportation Authority, New York Service Contract, Ser A, RB, 5.500%, 01/01/19, Callable 07/01/12 @ 100, MBIA	10,000	10,838
New York City, Ser A, GO, 6.250%, 08/01/08, Callable 08/01/07 @ 100.75, MBIA	11,000	11,185
New York City, Ser C, GO, 5.000%, 01/01/14	3,500	3,729
New York City, Ser C, GO, 5.000%, 01/01/17	5,000	5,375
Tobacco Settlement Financing Corp., Ser A1, RB, 5.250%, 06/01/13, Callable 06/01/08 @ 100	10,000	10,171
Tobacco Settlement Financing Corp., Ser A1, RB, 5.500%, 06/01/14, Callable 06/01/09 @ 100	3,750	3,881
Tobacco Settlement Financing Corp., Ser C1, RB, 5.250%, 06/01/12, Callable 06/01/07 @ 100	6,720	6,736

		53,075

North Carolina (1.2%)
Charlotte Governmental Facilities, Ser F, COP, 3.660%, 06/01/33	5,331	5,331

Oregon (0.9%)
Tri-County Metropolitan Transportation District, Payroll Tax & Grant Receipt, RB, 4.000%, 05/01/14, Callable 05/01/09 @ 100, MBIA	4,000	4,015

Pennsylvania (7.2%)
Easton Area School District, Ser 2006, GO, 7.750%, 04/01/25, Callable 04/01/16 @ 100, FSA	8,790	11,307
Pennsylvania State Projects, First Ser, GO, 5.250%, 02/01/13, MBIA	5,755	6,219
Pennsylvania State, First Ser, GO, 5.000%, 01/01/18, Callable 01/01/13 @ 100, MBIA	5,690	6,064
Pittsburgh, Ser B, GO, 5.000%, 09/01/12, FSA	6,800	7,227

		30,817

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Puerto Rico (9.4%)
Puerto Rico Commonwealth Highway & Transportation Authority, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	5,000	5,420
Puerto Rico Commonwealth Highway & Transportation Authority, RB, 5.250%, 07/01/17, Callable 07/01/13 @ 100, FGIC	5,260	5,702
Puerto Rico Commonwealth Highway & Transportation Authority, Ser G, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	2,720	2,949
Puerto Rico Commonwealth Highway & Transportation Authority, Ser K, RB, 5.000%, 07/01/35, Prerefunded 07/01/15 @ 100	5,040	5,476
Puerto Rico Commonwealth Highway & Transportation Authority, Ser K, RB, 5.000%, 07/01/35, Prerefunded 07/01/15 @ 100	10,150	11,028
Puerto Rico Commonwealth Municipal Finance Agency, Ser A, RB, 5.250%, 08/01/14, Callable 08/01/12 @ 100, FSA	4,000	4,300
Puerto Rico Public Finance Corp., Commonwealth Appropriations, Ser A, RB, 5.375%, 06/01/17, AMBAC	5,000	5,641

		40,516

Rhode Island (1.2%)
Rhode Island State Health & Educational Building Corp., Catholic School Project, Ser A, RB, 3.660%, 04/01/36	5,000	5,000

Texas (5.2%)
Dallas, GO, 5.000%, 02/15/18, Callable 02/15/15 @ 100	7,175	7,690
Garland, GO, 5.000%, 02/15/19, Callable 02/15/17 @ 100, FSA	5,000	5,383
Irving Waterworks & Sewer, RB, 5.950%, 06/15/19, Callable 06/15/09 @ 100.50	1,460	1,538
Lubbock County, GO, 5.500%, 02/15/16, Callable 02/15/13 @ 100, FGIC	4,360	4,761
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, Callable 12/15/14 @ 100, MBIA	2,690	2,920

		22,292

Virginia (0.8%)
Virginia Commonwealth Transportation Board, North Virginia Transportation District, Ser A, RB, 5.000%, 05/15/14	3,290	3,549

Washington (4.0%)
NJB Properties, Lease, King County Project, Ser A, RB, 5.000%, 12/01/31, Callable 12/01/16 @ 100	5,000	5,290
Pierce County School District No. 10, Tacoma, GO, 5.000%, 12/01/16, Callable 12/01/13 @ 100, FGIC	5,200	5,561
Washington State, Motor Vehicle Fuel Tax, Ser 2007-B, GO, 5.000%, 07/01/29, Callable 07/01/16 @ 100, FSA	6,000	6,365

		17,216

Total Municipal Bonds (Cost $412,766)		414,237

Money Market Funds (6.2%)
Federated Tax-Free Obligations Fund, 3.490%	19,894,453	19,895
SEI Tax Exempt Trust, Institutional Tax Free Fund, 3.350%	6,584,233	6,584

Total Money Market Funds (Cost $26,479)		26,479

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — concluded

Value($)

Total Investments (Cost $439,245) (a) — 102.6%	440,716
Liabilities in excess of other assets — (2.6)%	(11,266)

Net Assets — 100.0%	$429,450

(a)	Cost for federal income tax purposes is $439,268 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2,764

Unrealized Depreciation	(1,316)

Unrealized Appreciation (Depreciation)	$1,448

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

COP	— Certificate of Participation

CIFG	— Security insured by Capitalized Interest Financial Guaranty

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Limited Duration Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (46.4%)
Automobile ABS (3.4%)
Americredit Automobile Receivables Trust, Ser 2004-CA, Cl A3, 3.000%, 03/06/09	461	461
USAA Auto Owner Trust, Ser 2006-4, Cl A1, 5.340%, 12/13/07	906	905

		1,366

Credit Card ABS (23.3%)
American Express Credit Account Master Trust, Ser 2003-3, Cl A, 5.430%, 11/15/10 (b)	800	801
American Express Credit Account Master Trust, Ser 2005-3, Cl A, 5.320%, 01/18/11 (b)	1,140	1,139
JP Morgan Chase & Co. Credit Card Master Trust, Ser 2003-2, Cl A, 5.430%, 07/15/10 (b)	800	801
JP Morgan Chase & Co. Issuance Trust, Ser 2005-A1, Cl A1, 5.330%, 12/15/10 (b)	1,175	1,175
Citibank Credit Card Issuance Trust, Ser 2003-A9, Cl A, 5.455%, 11/22/10 (b)	1,600	1,603
First USA Credit Card Master Trust, Ser 1997-4, Cl A, 5.530%, 02/17/10 (b)	986	986
First USA Credit Card Master Trust, Ser 1997-8, Cl A, 5.470%, 05/17/10 (b)	1,000	1,001
MBNA Credit Card Master Trust, Ser 2002-A10, Cl A, 5.460%, 02/16/10 (b)	500	500
MBNA Credit Card Master Trust, Ser 2002-A13, Cl A, 5.450%, 05/17/10 (b)	1,400	1,402

		9,408

Diversified Financial Services (9.7%)
Nelnet Student Loan Trust, Ser 2005-3, Cl A, 5.400%, 06/22/17 (b)	2,000	2,002
SLM Student Loan Trust, Ser 2004-8, Cl A3, 5.450%, 07/27/15 (b)	1,924	1,927

		3,929

Home Equity ABS (10%)
Countrywide Home Equity Loan Trust, Ser 2003-C, Cl A, 5.590%, 05/15/29 (b)	171	172
Countrywide Home Equity Loan Trust, Ser 2006-C, Cl 2A, 5.500%, 05/15/36 (b)	904	903
Countrywide Home Equity Loan Trust, Ser 2006-E, Cl 2A, 5.460%, 11/29/31 (b)	556	556
Fannie Mae Guarantor Trust, Ser 2002-T10, Cl A1, 5.560%, 06/25/32 (b)	968	968
First Franklin Mortgage Loan, Ser 2006-FF12, Cl A2, 5.360%, 09/25/36 (b)	1,412	1,411

		4,010

Total Asset Backed Securities (Cost $18,714)		18,713

U.S. Government Agencies (51.7%)
Fannie Mae (5.2%)
3.875%, 05/15/07	2,091	2,087

Federal Home Loan Bank (30.7%)
3.500%, 05/15/07	7,500	7,485
3.625%, 06/20/07	4,900	4,882

		12,367

Freddie Mac (15.8%)
3.750%, 04/15/07	2,765	2,763
4.625%, 06/01/07	3,600	3,596

		6,359

Total U.S. Government Agencies (Cost $20,814)		20,813

Money Market Fund (1.2%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (c)	464,044	464

Total Money Market Fund (Cost $464)		464

Total Investments (Cost $39,992) (a) — 99.3%		39,990
Other assets in excess of liabilities — 0.7%		301

Net Assets — 100.0%		$40,291

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Limited Duration Fund — concluded

(a)	Cost for federal income tax purposes is $39,995 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2

Unrealized Depreciation	(7)

Unrealized Appreciation (Depreciation)	$(5)

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Affiliate investment.

Cl	— Class

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Limited-Term Federal Mortgage Securities Fund

	Shares or
	Principal
	Amount($)	Value($)

U.S. Government Agency (0.7%)

Fannie Mae (0.7%)
6.000%, 05/15/08	3,000	3,032

Total U.S. Government Agency (Cost $3,029)		3,032

U.S. Government Agency Mortgages (93.5%)

Fannie Mae (64.1%)
6.500%, 12/01/08	1,186	1,193
7.500%, 09/01/12	3,136	3,205
6.000%, 09/01/13	775	789
4.000%, 11/01/13	7,768	7,544
4.500%, 03/01/14	12,504	12,292
6.000%, 09/01/16	4,802	4,892
6.500%, 10/01/16	1,017	1,042
5.500%, 12/01/16	2,574	2,589
6.000%, 08/01/17	1,588	1,616
6.000%, 10/01/17	2,875	2,927
6.000%, 10/01/17	983	1,000
6.000%, 06/01/19	4,867	4,949
5.500%, 07/01/19	6,233	6,257
5.500%, 07/01/19	1,283	1,288
5.500%, 08/01/19	3,035	3,046
5.000%, 09/01/19	5,331	5,265
5.500%, 10/01/19	3,924	3,939
5.500%, 06/01/20	7,904	7,926
4.500%, 09/01/20	9,952	9,636
6.000%, 08/01/21	23,874	24,271
7.000%, 05/01/32	4,184	4,361
6.500%, 12/01/32	2,971	3,055
4.115%, 05/01/33 (b)	4,301	4,291
6.000%, 11/01/33	1,419	1,436
4.495%, 05/01/34 (b)	2,171	2,146
7.000%, 06/01/34	3,238	3,358
3.460%, 07/01/34 (b)	4,771	4,814
4.756%, 06/01/35 (b)	14,006	13,858
4.475%, 08/01/35 (b)	7,664	7,634
5.000%, 10/01/35	14,591	14,112
5.291%, 11/01/35 (b)	16,486	16,400
5.159%, 01/01/36 (b)	6,514	6,532
4.464%, 02/01/36 (b)	11,607	11,557
4.772%, 02/01/36 (b)	14,640	14,595
5.530%, 02/01/36 (b)	12,268	12,369
6.014%, 05/01/36 (b)	18,737	18,914
5.558%, 06/01/36 (b)	9,354	9,430
6.500%, 06/01/36	9,783	9,980
5.787%, 09/01/36 (b)	9,782	9,884
6.000%, 10/01/36	8,639	8,704

		283,096

Freddie Mac (28.7%)
7.000%, 11/01/16	638	660
6.500%, 02/01/17	1,896	1,943
5.500%, 05/01/17	3,756	3,777
6.000%, 07/01/17	2,504	2,548
5.000%, 02/15/19	7,809	7,777
4.500%, 10/15/27	10,000	9,835
6.000%, 12/01/31	13,827	14,024
6.500%, 09/01/32	3,504	3,601
5.007%, 12/01/32 (b)	9,880	9,935
3.363%, 08/01/33 (b)	15,204	14,910
4.755%, 04/01/35 (b)	6,208	6,213
5.131%, 04/01/36 (b)	16,856	16,889
6.500%, 09/01/36	9,971	10,168
5.000%, 10/01/36	11,684	11,292
5.356%, 12/01/36 (b)	2,518	2,525
6.000%, 12/01/36	3,360	3,387
5.000%, 03/01/37	7,204	6,962

		126,446

Government National Mortgage Association (0.7%)
6.000%, 07/20/36	2,990	3,025

Total U.S. Government Agency Mortgages (Cost $413,509)		412,567

U.S. Treasury Obligations (3.6%)

U.S. Treasury Notes (3.6%)
3.875%, 05/15/10 (c)	16,000	15,696

Total U.S. Treasury Obligations (Cost $15,694)		15,696

Short-Term Investment (3.7%)
CSFB Enhanced Liquidity Portfolio, 5.421% (d)	16,240,000	16,240

Total Short-Term Investment (Cost $16,240)		16,240

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Limited-Term Federal Mortgage Securities Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Money Market Fund (1.3%)
STI Classic U.S. Government Securities Money Market Fund, 4.710% (e)	5,514,055	5,514

Total Money Market Fund (Cost $5,514)		5,514

Total Investments (Cost $453,986) (a) — 102.8%		453,049
Liabilities in excess of other assets — (2.8)%		(12,230)

Net Assets — 100.0%		$440,819

(a)	Cost for federal income tax purposes is $453,591 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2,118

Unrealized Depreciation	(2,660)

Unrealized Appreciation (Depreciation)	$(542)

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $15,696.

(d)	This security was purchased with cash collateral held from securities lending.

(e)	Affiliate investment.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (99.2%)

Maryland (97.5%)
Annapolis Public Improvement, GO, 5.000%, 04/01/08	250	253
Anne Arundel County Special Obligation, Arundel Mills Project, RB, 5.125%, 07/01/22, Callable 07/01/14 @ 100, County Guaranteed	1,000	1,075
Anne Arundel County, General Improvement, GO, 5.000%, 03/01/14	1,000	1,079
Baltimore Convention Center, Baltimore Hotel Corp., Ser A, RB, 5.250%, 09/01/39, Callable 09/01/16 @ 100	1,000	1,079
Baltimore Public Improvement, Ser A, GO, 4.750%, 10/15/16	1,000	1,078
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.000%, 07/01/22	1,000	1,075
Cecil County, Public Improvement, GO, 4.000%, 09/01/17, Callable 09/01/16 @ 100, CIFG	750	757
Charles County, Public Improvement, GO, 5.000%, 03/01/16	1,000	1,092
Frederick County Educational Facilities, Mount St. Mary’s University, RB, 4.375%, 09/01/19, Callable 09/01/17 @ 100	550	534
Frederick County Educational Facilities, Mount St. Mary’s University, RB, 5.625%, 09/01/38, Callable 09/01/16 @ 100	500	536
Frederick County Educational Facilities, Mount St. Mary’s University, Ser A, RB, 4.750%, 09/01/08	175	177
Frederick County, Public Facilities, GO, 5.000%, 12/01/15	1,075	1,175
Frederick County, Public Facilities, GO, 5.000%, 12/01/16, Callable 12/01/15 @ 100	1,000	1,089
Harford County, GO, 5.000%, 07/15/25, Callable 07/15/15 @ 100	1,000	1,064
Howard County, Public Improvement, GO, 5.000%, 02/15/15	1,000	1,089
Maryland Community Development Administration, Department of Housing & Community Development, Ser 2, RB, AMT, 4.700%, 04/01/11	490	490
Maryland Community Development Administration, Department of Housing & Community Development, Ser 2001B, RB, AMT, 4.100%, 07/01/08, FHA/GNMA/HUD	285	286
Maryland Community Development Administration, Department of Housing & Community Development, Ser A, RB, AMT, 4.550%, 09/01/22, Callable 09/01/16 @ 100	500	495
Maryland Economic Development Corp., Department of Transportation Headquarters, RB, 5.375%, 06/01/19, Callable 06/01/12 @ 100.50	1,000	1,078
Maryland Economic Development Corp., University of Maryland College Park Project, RB, 5.750%, 06/01/18, Callable 06/01/13 @ 100	475	529
Maryland Economic Development Corp., University Village at Sheppard Pratt, RB, 5.875%, 07/01/21, Callable 07/01/11 @ 101, ACA	250	268
Maryland Health & Higher Educational Facilities Authority, Calvert Health Systems, RB, 5.500%, 07/01/36, Callable 07/01/14 @ 100	1,000	1,072

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Maryland—continued
Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital, RB, 6.000%, 07/01/18, Callable 07/01/12 @ 100	500	541
Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital, RB, 6.000%, 07/01/21, Callable 07/01/12 @ 100	250	271
Maryland Health & Higher Educational Facilities Authority, Catholic Health Initiatives, Ser A, RB, 6.000%, 12/01/24, Callable 06/01/10 @ 101, ETM	250	270
Maryland Health & Higher Educational Facilities Authority, Doctors Community Hospital, Ser A, RB, 4.000%, 07/01/13	500	496
Maryland Health & Higher Educational Facilities Authority, Goucher College, RB, 5.375%, 07/01/25, Callable 07/01/14 @ 100	565	605
Maryland Health & Higher Educational Facilities Authority, Hebrew Home of Greater Washington, RB, 5.700%, 01/01/21, Callable 01/01/12 @ 100	480	508
Maryland Health & Higher Educational Facilities Authority, Hebrew Home of Greater Washington, RB, 5.700%, 01/01/22, Callable 01/01/12 @ 100	510	540
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Ser A, RB, 5.125%, 07/01/34, Callable 07/01/14 @ 100	1,000	1,048
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.750%, 07/01/21, Callable 07/01/11 @ 100	1,225	1,300
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Ser A, RB, 4.500%, 07/01/26, Callable 07/01/16 @ 100	500	499
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Ser A, RB, 5.000%, 07/01/15, MBIA/FHA	1,000	1,081
Maryland Transportation Authority, Baltimore/ Washington International Airport, Ser B, RB, AMT, 5.375%, 03/01/15, Callable 03/01/12 @ 101, AMBAC	1,000	1,070
Maryland, Capital Improvements, Ser A, GO, 5.000%, 02/15/17, Callable 02/15/15 @ 100	1,000	1,082
Maryland, Capital Improvements, Ser A, GO, 5.000%, 02/15/19, Callable 02/15/15 @ 100	1,000	1,077
Maryland, State & Local Facilities, Ser 2, GO, 5.000%, 08/01/16, Callable 08/01/13 @ 100	1,000	1,074
Montgomery County Economic Development, Trinity Health Care Group, RB, 5.500%, 12/01/16, Callable 12/01/11 @ 100	1,000	1,067
Montgomery County Housing Opportunities Commission, Aston Woods Apartments, Ser A, RB, 4.900%, 05/15/31, Callable 05/15/08 @ 102, FNMA	1,150	1,182
Montgomery County Housing Opportunities Commission, Ser A, RB, 4.450%, 07/01/17, Callable 01/01/11 @ 100	150	150
Montgomery County Housing Opportunities Commission, Ser A, RB, 6.000%, 07/01/20, Callable 07/01/10 @ 100	1,005	1,050

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Maryland—continued
Montgomery County Revenue Authority, Lease, College Arts Center Project, Ser A, RB, 5.000%, 05/01/28, Callable 05/01/15 @ 100	1,000	1,052
Montgomery County, Anticipation Notes, Ser A, GO, 3.750%, 06/01/26, LOC: Dexia Credit Local (b)	200	200
St. Mary’s County, Public Improvement, GO, 5.500%, 07/01/11	665	715
Talbot County Public Facilities, GO, 5.375%, 03/15/17, Callable 03/15/12 @ 101	1,000	1,077
Washington Suburban Sanitation District, GO, 4.000%, 06/01/07	200	200

		35,525

Puerto Rico (1.7%)
Puerto Rico Housing Bank & Finance Agency, Affordable Housing Mortgage Portfolio I, RB, AMT, 6.250%, 04/01/29, Callable 07/01/07 @ 100, GNMA/FNMA/FHLMC	625	626

Total Municipal Bonds (Cost $35,298)		36,151

Money Market Fund (1.5%)
Federated Maryland Municipal Cash Trust, 3.000% (b)	534,450	534

Total Money Market Fund (Cost $534)		534

Total Investments (Cost $35,832) (a) — 100.7%		36,685
Liabilities in excess of other assets — (0.7)%		(254)

Net Assets — 100.0%		$36,431

(a)	Cost for federal income tax purposes is $35,830 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$890

Unrealized Depreciation	(35)

Unrealized Appreciation (Depreciation)	$855

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

ACA	— Security insured by American Capital Access

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

CIFG	— Security insured by Capitalized Interest Financial Guaranty

ETM	— Escrowed to Maturity

FHA	— Security insured by Federal Housing Administration

FHLMC	— Security insured by Freddie Mac

FNMA	— Security insured by Fannie Mae

GNMA	— Security insured by Government National Mortgage Association

GO	— General Obligation

HUD	— Security insured by Department of Housing and Urban Development

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (96.3%)

North Carolina (92.4%)
Appalachian State University, Procurement Services Building, RB, 5.000%, 07/15/30, Callable 07/15/15 @ 100, MBIA	1,250	1,322
Brunswick County Enterprise System, Ser A, RB, 5.250%, 04/01/22, Callable 04/01/14 @ 100, FSA	500	539
Buncombe County, COP, 5.250%, 10/01/17, Callable 10/01/13 @ 100, AMBAC	585	627
Charlotte Transit Projects, Ser A, COP, 5.000%, 06/01/33, Callable 06/01/13 @ 100	1,920	1,986
Charlotte Water & Sewer System, RB, 5.250%, 06/01/15, Prerefunded 06/01/09 @ 101	500	522
Charlotte Water & Sewer System, Ser A, RB, 4.625%, 07/01/36, Callable 07/01/16 @ 100	2,500	2,528
Charlotte, Convention Facilities Project, COP, 5.000%, 12/01/25, Callable 12/01/15 @ 100	1,000	1,053
Charlotte-Mecklenberg Hospital Authority, Carolina’s Health Care System, Ser A, RB, 5.000%, 01/15/13, Callable 01/15/08 @ 101	500	510
Dare County, COP, 5.000%, 06/01/23, Callable 12/01/12 @ 100, AMBAC	830	872
Iredell County Public Facilities Project, COP, 5.250%, 10/01/20, Callable 10/01/13 @ 100, AMBAC	500	535
Lee County Public Facilities Project, COP, 4.750%, 04/01/28, Callable 04/01/17 @ 100, FSA	1,145	1,182
North Carolina Capital Facilities Finance Agency, Duke University Project, Ser A, RB, 5.250%, 07/01/42, Prerefunded 10/01/12 @ 100	3,000	3,227
North Carolina Capital Facilities Finance Agency, Educational Facilities, Brevard College Corp., RB, 5.000%, 10/01/26, Callable 04/01/17 @ 100	1,000	1,028
North Carolina Capital Facilities Finance Agency, Educational Facilities, Trinity Episcopal School Project, RB, 3.660%, 09/01/24, LOC: Wachovia Bank N.A. (b)	400	400
North Carolina Capital Facilities Finance Agency, Student Housing, NCA&T University Foundation Project, Ser A, RB, 5.250%, 06/01/20, Callable 06/01/14 @ 100, Radian	500	531
North Carolina Eastern Municipal Power Agency, Power System, Ser C, RB, 5.375%, 01/01/16, Callable 01/01/13 @ 100	500	531
North Carolina Educational Facilities Finance Agency, Belmont Abbey College, RB, 3.660%, 06/01/18, LOC: Wachovia Bank N.A. (b)	400	400
North Carolina Educational Facilities Finance Agency, Wingate University, RB, 3.660%, 05/01/22, LOC: Bank of America N.A. (b)	400	400
North Carolina Housing Finance Agency Homeownership, Ser 24-A, RB, AMT, 4.900%, 01/01/38, Callable 01/01/16 @ 100	1,000	1,007
North Carolina Medical Care Commission Retirement Facilities, First Mortgage, Given Estates, RB, 5.000%, 07/01/33, Callable 07/01/17 @ 102	1,000	1,031

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

North Carolina—continued
North Carolina Medical Care Commission, Health Care Facilities, First Mortgage, Arbor Acres United Methodist, RB, 4.500%, 01/01/32, Callable 01/01/17 @ 100	1,250	1,221
North Carolina Medical Care Commission, Health Care Facilities, Novant Health Obligations Group, RB, 5.000%, 11/01/39, Callable 11/01/16 @ 100	1,000	1,043
North Carolina Medical Care Commission, Health Care Facilities, Novant Health Obligations Group, Ser A, RB, 5.000%, 11/01/17, Callable 11/01/13 @ 100	1,290	1,356
North Carolina Medical Care Commission, Health Care Facilities, Novant Health Obligations Group, Ser A, RB, 5.000%, 11/01/18, Callable 11/01/13 @ 100	500	524
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Ser A, RB, 5.500%, 01/01/15, MBIA	500	555
North Carolina State Education Assistance Authority, Student Loans, Ser A-3, RB, 3.690%, 09/01/35, AMBAC (b)	1,500	1,500
North Carolina State Education Assistance Authority, Student Loans, Subser Q, RB, AMT, 3.770%, 07/01/36 (b)	2,250	2,250
Onslow County Hospital Authority, Onsolow Memorial Hospital Project, RB, 5.125%, 04/01/18, Callable 10/01/16 @ 100 MBIA/FHA	500	540
Pitt County School Facilities Project, Ser B, COP, 5.300%, 04/01/21, Callable 04/01/10 @ 101, FSA	500	527
Raleigh Combined Enterprise System, Ser A, RB, 5.000%, 03/01/26, Callable 03/01/16 @ 100	2,000	2,132
Raleigh Durham Airport Authority, Ser A, RB, 5.000%, 05/01/30, Callable 05/01/15 @ 100, AMBAC	2,000	2,103
Rockingham County, COP, 5.000%, 04/01/18, Callable 04/01/12 @ 101, AMBAC	500	530
Salisbury Enterprise System, RB, 5.000%, 02/01/20, Callable 02/01/12 @ 101, FSA	500	531
University of North Carolina at Wilmington, COP, 5.000%, 06/01/31, Callable 06/01/15 @ 100, FGIC	1,295	1,358
University of North Carolina Systems Pool, Ser A, RB, 5.375%, 04/01/21, Callable 10/01/12 @ 100, AMBAC	230	248
University of North Carolina Systems Pool, Ser A, RB, 5.375%, 04/01/21, Prerefunded 10/01/12 @ 100, AMBAC	170	184
University of North Carolina Systems Pool, Ser A, RB, 5.375%, 04/01/22, Prerefunded 10/01/12 @ 100, AMBAC	215	233
University of North Carolina Systems Pool, Ser A, RB, 5.000%, 04/01/23, Callable 04/01/15 @ 100, AMBAC	1,910	2,028
Wake County Hospital, RB, 5.125%, 10/01/13, MBIA, ETM	350	378

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

North Carolina—continued
Wake County Industrial Facilities & Pollution Control Financing Authority, Carolina Power & Light Co. Project, RB, 5.375%, 02/01/17, Callable 02/01/12 @ 101	1,000	1,060
Wilmington, Ser A, COP, 5.350%, 06/01/24, Prerefunded 06/01/09 @ 101, MBIA	500	522
Wilson Combined Enterprise Systems, RB, 5.250%, 12/01/18, Callable 12/01/12 @ 100, FSA	500	537

		41,591

Puerto Rico (3.9%)
Puerto Rico Convention Center Authority, Hotel Occupancy Tax, Ser A, RB, 5.000%, 07/01/31, Callable 07/01/16 @ 100, AMBAC	1,000	1,065
Puerto Rico Highway & Transportation Authority, Ser AA, RB, 5.500%, 07/01/19, MBIA	595	683

		1,748

Total Municipal Bonds (Cost $42,798)		43,339

Money Market Funds (7.3%)
Federated Tax-Free Obligations Fund, 3.490% (b)	2,164,405	2,164
SEI Tax Exempt Trust, Institutional Tax Free Fund, 3.350% (b)	1,134,585	1,135

Total Money Market Funds (Cost $3,299)		3,299

Total Investments (Cost $46,097) (a) — 103.6%		46,638
Liabilities in excess of other assets — (3.6)%		(1,610)

Net Assets — 100.0%		$45,028

(a)	Cost for federal income tax purposes is $46,097 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$630

Unrealized Depreciation	(89)

Unrealized Appreciation (Depreciation)	$541

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security insured by Financial Guaranty Insurance Company

FHA	— Security insured by Federal Housing Administration

FSA	— Security insured by Financial Security Assurance

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

Radian	— Security insured by Radian

RB	— Revenue Bond

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund

	Principal
	Amount($)	Value($)

Bank Loans (89.9%)
Advertising (2.2%)
Affinion Group, Inc., 8.100%, 10/01/12 (b) (d)	4,063	4,083
PRIMEDIA, Inc., 7.570%, 09/30/13 (b) (d)	2,950	2,951
Proquest, 8.345%, 02/09/13 (b) (d)	2,000	2,003
Readers’s Digest Association, Inc. (The), 7.375%, 03/02/13 (b) (d)	2,000	2,004
Valassis Communications, Inc., 0.000%, 03/02/14 (b) (c) (d)	427	425
Valassis Communications, Inc., 7.070%, 03/02/14 (b) (d)	1,573	1,573

		13,039

Aerospace/ Defense (0.7%)
AM General Corp., 8.320%, 09/30/12 (b) (d)	32	32
AM General Corp., 8.363%, 09/30/12 (b) (d)	952	958
BE Aerospace, Inc., 7.108%, 08/14/12 (b) (d)	833	835
Hawker Beechcraft, Inc., 0.000%, 04/02/14 (b) (c) (d)	195	196
Hawker Beechcraft, Inc., 0.000%, 04/02/14 (b) (c) (d)	2,305	2,310

		4,331

Airlines (0.3%)
US Airways Group, Inc., 7.850%, 03/23/14 (b) (d)	2,000	2,012

Apparel (0.3%)
Hanesbrands, Inc., 7.570%, 09/05/13 (b) (d)	926	931
Hanesbrands, Inc., 9.110%, 03/05/14 (b) (d)	1,000	1,025

		1,956

Auto Parts & Equipment (1.2%)
Baker Tanks, Inc., 7.570%, 11/23/12 (b) (d)	2,963	2,977
Goodyear Tire & Rubber Co. (The), 8.140%, 04/30/10 (b) (d)	4,000	4,022

		6,999

Building Materials (4.8%)
Brand Services, Inc., 0.000%, 02/07/13 (b) (c) (d)	7,500	7,275
Building Materials Corp., 8.125%, 02/22/14 (b) (d)	4,000	3,993
Contech Construction Products, Inc., 7.330%, 01/31/13 (b) (d)	3,974	3,989
Landsource Communications, 8.125%, 02/26/13 (b) (d)	4,000	4,016
Landsource Communications, 9.875%, 02/26/13 (b) (d)	1,000	1,012
Ohmstede Ltd., 8.592%, 08/02/13 (b) (d)	2,957	2,968
Quality Home Brands, 8.140%, 12/01/12 (b) (d)	2,980	2,989
USG Corp., 0.000%, 08/02/11 (b) (c) (d)	2,000	1,985

		28,227

Chemicals (4.7%)
Celanese AG, 7.114%, 06/01/10 (b) (d)	1,859	1,861
Celanese Holdings LLC, 0.000%, 04/02/14 (b) (c) (d)	2,500	2,500
Columbian Chemicals Co., 7.114%, 02/11/13 (b) (d)	3,960	3,960
Compass Minerals International, Inc., 6.854%, 12/22/12 (b) (d)	2,625	2,624
Georgia Gulf Corp., 7.320%, 08/02/13 (b) (d)	2,425	2,435
Hexion Specialty Chemicals, Inc., 7.875%, 05/05/13 (b) (d)	4,087	4,108
Hexion Specialty Chemicals, Inc., 7.875%, 05/15/13 (b) (d)	886	890
Huntsman International LLC, 7.070%, 08/16/12 (b) (d)	2,974	2,978
Ineos Group Holdings PLC, 7.580%, 12/14/13 (b) (d)	990	999
Ineos Group Holdings PLC, 8.080%, 12/14/14 (b) (d)	990	1,001
Lucite International Ltd., 8.070%, 07/03/13 (b) (d)	260	262
Lucite International Ltd., 8.070%, 07/03/13 (b) (d)	735	742
Lyondell Chemical Co., 7.110%, 08/16/13 (b) (d)	3,483	3,487

		27,847

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Principal
	Amount($)	Value($)

Coal (0.7%)
Alpha Natural Resources, Inc., 7.100%, 10/26/12 (b) (d)	3,957	3,966

Commercial Services (8.2%)
Astoria Generating Co. LLC, 7.320%, 08/13/13 (b) (d)	1,418	1,424
Cenveo Corp., 0.000%, 03/16/14 (b) (c) (d)	3,310	3,313
Cenveo Corp., 0.000%, 03/16/14 (b) (c) (d)	690	691
Eastman Kodak Co., 7.570%, 10/18/12 (b) (d)	2,168	2,171
Harlan Sprague Dawley, Inc., 7.950%, 01/11/12 (b) (d)	2,178	2,186
Hertz Corp. (The), 7.071%, 12/21/12 (b) (d)	693	698
Live Nation, Inc., 8.070%, 06/21/13 (b) (d)	1,995	2,004
Live Nation, Inc., 8.120%, 06/21/13 (b) (d)	4,950	4,975
Merrill Corp., 7.589%, 05/15/11 (b) (d)	4,455	4,481
Merrill Corp., 11.820%, 10/01/13 (b) (d)	3,000	3,015
National Money Mart Co., 8.050%, 10/30/12 (b) (d)	1,147	1,151
National Money Mart Co., 8.494%, 10/30/12 (b) (d)	843	846
National Pizza Products, LP, 7.112%, 04/26/13 (b) (d)	1,667	1,667
Oshkosh Truck Corp., 7.346%, 12/06/13 (b) (d)	4,988	5,005
Quintiles Transnational Corp., 7.433%, 03/21/13 (b) (d)	990	991
Quintiles Transnational Corp., 9.360%, 03/21/14 (b) (d)	2,000	2,018
Rent-A-Center, Inc., 7.105%, 06/30/12 (b) (d)	2,985	2,991
Rental Service, Corp., 8.850%, 11/21/13 (b) (d)	4,000	4,070
Sedgwick CMS Holdings, Inc., 6.580%, 01/31/13 (b) (d)	1,985	1,989
Vanguard Car Rental USA, Inc., 8.348%, 05/26/13 (b) (d)	2,820	2,844

		48,530

Computers (3.9%)
Acxiom Corp., 7.083%, 09/15/12 (b) (d)	2,735	2,749
Dresser, Inc., 8.125%, 10/31/13 (b) (d)	2,885	2,906
Reynolds & Reynolds Co., 7.813%, 10/23/12 (b) (d)	1,990	1,994
Reynolds & Reynolds Co., 10.845%, 10/23/13 (b) (d)	2,000	2,045
Sanmina-Sci Corp., 7.875%, 01/31/08 (b) (d)	5,000	5,016
Spansion LLC, 8.360%, 10/30/12 (b) (d)	4,000	4,027
Stratus Technologies, Inc., 8.548%, 03/15/12 (b) (d)	995	993
Sungard Data Systems, Inc., 7.820%, 02/11/13 (b) (d)	1,967	1,982
TTM Technologies, Inc., 7.616%, 10/27/12 (b) (d)	1,500	1,502

		23,214

Diversified Financial Services (6.0%)
HCP Acquisition, Inc., 7.570%, 02/22/14 (b) (d)	4	4
IDEARC, Inc., 7.320%, 11/09/14 (b) (d)	6,000	6,032
Level 3 Communications, Inc., 7.570%, 03/01/14 (b) (d)	3,000	3,010
LSP General Finance Co. LLC, 0.875%, 03/29/13 (b) (d)	3	3
LSP General Finance Co. LLC, 7.114%, 03/29/13 (b) (d)	4,000	4,005
LSP General Finance Co. LLC, 7.114%, 03/29/13 (b) (d)	178	178
Nasdaq Stock Market, Inc., 7.070%, 04/18/12 (b) (d)	563	565
Nasdaq Stock Market, Inc., 7.070%, 04/18/12 (b) (d)	971	974
Peach Holdings, Inc., 9.120%, 11/21/13 (b) (d)	5,963	5,992
TPF Generation Holdings LLC, 7.370%, 12/15/11 (b) (d)	94	95
TPF Generation Holdings LLC, 7.370%, 12/15/13 (b) (d)	301	303
TPF Generation Holdings LLC, 7.355%, 12/21/13 (b) (d)	1,601	1,609
VNU, Inc., 7.610%, 08/09/13 (b) (d)	8,955	9,031

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
WideOpenWest Finance LLC, 7.610%, 05/01/13 (b) (d)	4,000	4,023

		35,824

Diversified Operations (1.5%)
Aramark Corp., 7.360%, 01/27/14 (b) (d)	165	165
Aramark Corp., 7.470%, 01/27/14 (b) (d)	2,335	2,343
Freeport-McMoRan Copper & Gold, Inc., 0.000%, 03/19/14 (b) (c) (d)	6,114	6,122

		8,630

Education (0.2%)
Education Management LLC, 7.375%, 05/23/12 (b) (d)	995	999

Electric (2.6%)
Boston Generating LLC, 5.241%, 12/21/13 (b) (d)	345	347
Boston Generating LLC, 7.570%, 12/21/13 (b) (d)	1,555	1,566
Boston Generating LLC, 7.616%, 12/21/13 (b) (d)	97	97
Generac Power Systems, Inc., 7.860%, 11/07/13 (b) (d)	3,960	3,976
Generac Power Systems, Inc., 11.360%, 04/07/14 (b) (d)	1,000	1,000
LSP-Kendall Energy LLC, 7.364%, 10/07/13 (b) (d)	1,882	1,873
Mirant North America LLC, 7.070%, 01/03/13 (b) (d)	3,204	3,210
NRG Energy, Inc., 7.364%, 02/01/13 (b) (d)	3,512	3,535

		15,604

Energy (2.1%)
Longview Power LLC, 0.000%, 02/27/14 (b) (c) (d)	1,167	1,174
Longview Power LLC, 7.570%, 02/27/14 (b) (d)	333	336
Longview Power LLC, 9.500%, 02/27/14 (b) (d)	1,000	1,006
NE Energy, 9.850%, 10/19/11 (b) (d)	1,000	1,011
NE Energy, 7.850%, 10/19/13 (b) (d)	894	900
NE Energy, 7.850%, 10/19/13 (b) (d)	106	106
Sandridge Energy, Inc., 8.975%, 04/15/14 (b) (d)	5,000	5,056
Sandridge Energy, Inc., 8.625%, 04/15/15 (b) (d)	3,000	3,060

		12,649

Entertainment (4.5%)
Cedar Fair LP, 7.825%, 08/30/12 (b) (d)	3,980	4,011
Cinemark, Inc., 7.377%, 10/04/13 (b) (d)	1,990	1,997
Isle of Capri Casinos, 7.118%, 02/04/11 (b) (d)	2,947	2,964
Penn National Gaming, Inc., 7.114%, 10/03/12 (b) (d)	1,985	1,997
Regal Cinemas, Inc., 7.114%, 02/26/13 (b) (d)	2,970	2,977
Venetian Casino Resort LLC, 7.120%, 06/15/11 (b) (d)	385	387
Venetian Casino Resort LLC, 7.120%, 06/15/11 (b) (d)	2,865	2,883
Venetian Casino Resort LLC, 8.120%, 04/06/13 (b) (d)	3,263	3,288
Venetian Macau Ltd., 0.375%, 05/26/12 (b) (d)	2,616	2,634
Venetian Macau Ltd., 8.620%, 05/26/12 (b) (d)	384	387
Wimar Opco LLC, 7.860%, 01/03/12 (b) (d)	2,971	3,000

		26,525

Environment Control (0.5%)
Allied Waste North America, Inc., 5.322%, 01/15/12 (b) (d)	831	834
Allied Waste North America, Inc., 7.142%, 01/15/12 (b) (d)	1,873	1,880

		2,714

Food (1.5%)
Dean Foods Co., 0.000%, 04/02/14 (b) (c) (d)	2,500	2,500
Pinnacle Foods Group, Inc., 7.360%, 11/15/10 (b) (d)	2,006	2,016
Pinnacle Foods Group, Inc., 0.000%, 04/02/14 (b) (c) (d)	2,100	2,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Principal
	Amount($)	Value($)

Food—continued
SUPERVALU, Inc., 7.090%, 06/02/12 (b) (d)	1,995	2,001

		8,617

Forest Products & Paper (0.5%)
Georgia-Pacific Corp., 7.361%, 01/27/11 (b) (d)	1,900	1,907
Verso Paper Holdings LLC, 7.125%, 08/03/13 (b) (d)	907	911

		2,818

Healthcare — Services (6.0%)
Beverly Enterprises, Inc., 8.114%, 04/07/11 (b) (d)	3,205	3,217
Capella Healthcare, Inc., 8.364%, 11/30/12 (b) (d)	3,980	4,000
Conseco, Inc., 7.320%, 10/03/13 (b) (d)	998	999
CRC Health Corp., 7.864%, 02/06/13 (b) (d)	2,970	3,000
Davita, Inc., 6.825%, 10/12/12 (b) (d)	1,421	1,423
HCA, Inc., 0.000%, 11/17/12 (b) (c) (d)	5,000	4,968
HCA, Inc., 7.614%, 11/06/13 (b) (d)	3,990	4,026
Matria Healthcare, Inc., 7.362%, 01/19/12 (b) (d)	1,087	1,090
Multiplan, Inc., 7.820%, 04/08/13 (b) (d)	2,675	2,689
Multiplan, Inc., 7.820%, 04/12/13 (b) (d)	939	945
National Mentor Holdings, Inc., 5.257%, 06/28/13 (b) (d)	110	110
National Mentor Holdings, Inc., 7.867%, 06/28/13 (b) (d)	1,876	1,881
Talecris Biotherapeutics, Inc., 8.860%, 12/06/13 (b) (d)	2,993	3,004
Vanguard Health Systems, Inc., 7.614%, 09/23/11 (b) (d)	3,980	4,010

		35,362

Investment Companies (0.5%)
Thermal North America, Inc., 8.120%, 10/27/08 (b) (d)	3,000	3,015

Leisure Time (2.0%)
Sabre Holdings Corp., 0.000%, 09/30/14 (b) (c) (d)	2,000	2,000
TDS Investor Corp., 7.864%, 08/09/13 (b) (d)	535	539
TDS Investor Corp., 7.864%, 08/09/13 (b) (d)	5,437	5,479
Worldspan LP, 8.330%, 12/07/13 (b) (d)	1,995	2,007
Worldspan LP, 12.360%, 12/07/14 (b) (d)	2,000	2,013

		12,038

Lodging (3.3%)
Kerzner International Ltd., 0.500%, 08/31/13 (b) (d)	750	741
Kerzner International Ltd., 8.340%, 08/31/13 (b) (d)	2,286	2,257
Kerzner International Ltd., 8.340%, 08/31/13 (b) (d)	214	212
Kerzner International Ltd., 8.346%, 08/31/13 (b) (d)	550	543
Metro-Goldwyn-Mayer, Inc., 8.614%, 03/15/12 (b) (d)	2,987	2,984
Metro-Goldwyn-Mayer, Inc., 8.620%, 04/08/12 (b) (d)	3,300	3,294
MGM Mirage, Inc., 6.999%, 11/22/09 (b) (d)	1,357	1,314
MotorCity Casino, 7.350%, 07/26/12 (b) (d)	2,967	2,989
PA Meadows, 8.360%, 11/15/11 (b) (d)	3,000	3,019
Seminole Indian Casinos, 0.000%, 03/05/14 (b) (c) (d)	259	261
Seminole Indian Casinos, 0.000%, 03/05/14 (b) (c) (d)	874	876
Seminole Indian Casinos, 0.000%, 03/05/14 (b) (c) (d)	866	872

		19,362

Machinery Diversified (0.6%)
NACCO Materials Handling Group, Inc., 7.356%, 02/24/13 (b) (d)	3,483	3,500

Media (10.0%)
Cablevision Systems Corp., 7.110%, 03/21/12 (b) (d)	3,470	3,479
Entravision Communications Corp., 6.860%, 03/29/13 (b) (d)	1,975	1,979

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Principal
	Amount($)	Value($)

Media—continued
Gray Television, Inc., 6.820%, 12/31/14 (b) (d)	2,970	2,971
Insight Midwest Holdings LLC, 6.610%, 10/06/13 (b) (d)	2,500	2,478
Mediacom LLC, 7.101%, 04/15/15 (b) (d)	4,130	4,126
MediaNews Group, Inc., 7.070%, 06/28/13 (b) (d)	2,978	2,978
Next Media Operating, Inc., 7.320%, 11/04/12 (b) (d)	1,338	1,335
Next Media Operating, Inc., 7.320%, 11/04/12 (b) (d)	594	591
Penton Media, Inc., 10.345%, 02/01/14 (b) (d)	1,000	1,011
Persona Communications Corp., 8.100%, 10/12/13 (b) (d)	765	773
Persona Communications Corp., 8.120%, 10/12/13 (b) (d)	1,235	1,247
Persona Communications Corp., 11.364%, 04/12/14 (b) (d)	2,000	2,030
Philadelphia Newspapers, 8.100%, 06/29/13 (b) (d)	2,912	2,926
Quebecor Media, Inc., 7.360%, 01/17/13 (b) (d)	2,970	2,985
San Juan Cable LLC, 7.348%, 10/31/12 (b) (d)	990	991
TCM Media, Inc., 8.860%, 06/30/10 (b) (d)	1,958	1,963
Umbrella Acquisition, 0.000%, 09/16/14 (b) (c) (d)	785	785
Umbrella Acquisition, 0.000%, 09/16/14 (b) (c) (d)	12,215	12,216
Umbrella Acquisition, 0.000%, 09/16/14 (b) (c) (d)	5,000	5,013
VTR Globalcom SA, 8.321%, 09/20/14 (b) (d)	4,000	4,005
Wenner Media LLC, 7.070%, 09/29/13 (b) (d)	2,865	2,879
Yell Group PLC, 7.320%, 08/07/13 (b) (d)	1,000	1,007

		59,768

Mining (0.8%)
Longyear Holdings, 8.614%, 10/18/12 (b) (d)	264	265
Longyear Holdings, 8.614%, 10/18/12 (b) (d)	246	247
Longyear Holdings, 8.614%, 10/18/12 (b) (d)	2,475	2,481
Longyear Holdings, 12.364%, 10/18/13 (b) (d)	2,000	2,040

		5,033

Miscellaneous Manufacturer (3.8%)
Activant Solutions Holdings, Inc., 7.375%, 05/01/13 (b) (d)	3,726	3,726
Bombardier, Inc., 7.860%, 06/28/13 (b) (d)	6,380	6,412
Covalence Specialty Materials Corp., 7.375%, 02/07/13 (b) (d)	2,596	2,595
John Maneely Co., 8.505%, 12/06/13 (b) (d)	2,977	2,985
Nutro Products, Inc., 7.364%, 04/14/13 (b) (d)	2,906	2,913
Samsonite Corp., 7.600%, 12/21/13 (b) (d)	1,995	2,008
Universal City Development, 7.360%, 06/09/11 (b) (d)	1,851	1,859

		22,498

Oil & Gas (1.3%)
Niska Gas Storage, 7.070%, 05/01/11 (b) (d)	363	364
Niska Gas Storage, 7.090%, 05/01/13 (b) (d)	2,239	2,244
Niska Gas Storage, 7.090%, 05/01/13 (b) (d)	224	225
OPTI Canada, Inc., 7.230%, 05/17/13 (b) (d)	3,000	3,011
Petroleum Geo-Services ASA, 7.610%, 12/16/12 (b) (d)	861	866
Western Refining Co., 0.000%, 04/05/14 (b) (c) (d)	196	198
Western Refining Co., 0.000%, 04/05/14 (b) (c) (d)	804	806

		7,714

Packaging & Containers (0.7%)
Berry Plastics, 7.110%, 09/05/13 (b) (d)	3,980	3,996

Pipelines (1.7%)
El Paso Corp., 5.230%, 07/24/11 (b) (d)	2,000	2,010

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Principal
	Amount($)	Value($)

Pipelines—continued
Energy Transfer Equity LP, 7.080%, 02/08/12 (b) (d)	4,000	4,022
Regency Gas Services LLC, 7.830%, 08/01/11 (b) (d)	167	167
Targa Resources, Inc., 5.478%, 10/31/12 (b) (d)	777	786
Targa Resources, Inc., 7.610%, 10/31/12 (b) (d)	3,187	3,215

		10,200

Real Estate (0.8%)
CB Richard Ellis, 6.820%, 12/20/13 (b) (d)	3,000	3,006
Mattamy Group, 7.625%, 04/11/13 (b) (d)	1,985	1,990

		4,996

Retail (3.6%)
Capital Automotive LP, 7.070%, 12/16/10 (b) (d)	4,519	4,560
Neiman Marcus Group, Inc., 7.352%, 04/06/13 (b) (d)	3,627	3,655
Petco Animal Supplies, Inc., 7.652%, 10/26/13 (b) (d)	3,990	4,016
Quiznos Master LLC (The), 7.618%, 05/05/13 (b) (d)	2,985	2,992
Sally Holdings LLC, 7.860%, 11/10/13 (b) (d)	2,993	3,014
Sports Authority, Inc. (The), 7.614%, 04/06/13 (b) (d)	2,978	2,983

		21,220

Semiconductors (1.1%)
Advanced Micro Devices, Inc., 7.570%, 12/31/13 (b) (d)	5,714	5,742
ON Semiconductor Corp., 7.060%, 09/06/13 (b) (d)	959	963

		6,705

Telecommunications (6.9%)
American Cellular Corp., 0.000%, 03/15/14 (b) (c) (d)	1,250	1,254
American Cellular Corp., 7.320%, 03/15/14 (b) (d)	4,000	4,012
Cequel Communications LLC, 7.610%, 10/01/13 (b) (d)	4,000	4,004
Cequel Communications LLC, 9.860%, 05/05/14 (b) (d)	1,000	1,021
Charter Communications Operating LLC, 7.985%, 03/21/13 (b) (d)	4,000	3,989
Clearwire Corp., 12.070%, 08/18/09 (b) (d)	1,990	2,020
Hawaiian Telecom Communications, Inc., 6.051%, 04/30/12 (b) (d)	4,480	4,413
IPC Information Systems, Inc., 7.320%, 02/26/14 (b) (d)	499	502
IPC Information Systems, Inc., 11.864%, 09/20/14 (b) (d)	1,500	1,508
Paetec Holding Corp., 8.820%, 02/09/13 (b) (d)	1,500	1,515
Sorenson Communications, Inc., 8.320%, 08/01/13 (b) (d)	3,971	3,981
Sorenson Communications, Inc., 12.350%, 02/01/14 (b) (d)	1,000	1,014
Time Warner Telecom Holdings, Inc., 7.320%, 10/12/13 (b) (d)	3,925	3,943
US Telepacific Corp., 9.859%, 08/07/11 (b) (d)	1,120	1,132
West Corp., 7.735%, 10/23/13 (b) (d)	5,000	5,028
Wind Acquisition Holdings, 12.610%, 12/07/11 (b) (d)	1,507	1,541

		40,877

Transportation (0.3%)
Volnay Acquisition (Compagnie Generale), 7.320%, 01/12/14 (b) (d)	1,995	2,007

Total Bank Loans (Cost $531,351)		532,792

Corporate Bonds (6.6%)
Auto Parts & Equipment (0.9%)
Goodyear Tire & Rubber Co. (The), 9.140%, 12/01/09 (b) (d)	5,075	5,094

Diversified Financial Services (1.2%)
General Motors Acceptance Corp., LLC, 8.000%, 11/01/31	3,000	3,216
IDEARC, Inc., 8.000%, 11/15/16, Callable 11/15/11 @ 104 (d)	4,000	4,114

		7,330

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Principal
	Amount($)	Value($)

Diversified Operations (0.5%)
Freeport-McMoRan Copper & Gold, Inc., 8.564%, 04/01/15, Callable 04/01/09 @ 102 (b)	3,000	3,154

Electric (0.9%)
Mission Energy Holdings Co., 13.500%, 07/15/08	1,900	2,071
TXU Energy Co. LLC, 5.850%, 09/16/08, Callable 09/16/07 @ 100 (b) (d)	3,000	3,000

		5,071

Healthcare — Products (0.2%)
Universal Hospital Services, Inc., 10.125%, 11/01/11, Callable 11/01/07 @ 105.06	1,000	1,063

Healthcare — Services (0.5%)
HCA, Inc., 9.625%, 11/15/16, Callable 11/15/11 @ 104.81 (d)	3,000	3,240

Media (1.2%)
Compagnie Susquehanna, 9.875%, 05/15/14, Callable 05/15/10 @ 104.94 (d)	4,000	4,100
Mediacom LLC, 9.500%, 01/15/13, Callable 01/15/08 @ 101.58	3,000	3,094

		7,194

Semiconductors (0.3%)
Freescale Semiconductor, Inc., 9.125%, 12/15/14, Callable 12/15/10 @ 104.56 (d)	2,000	1,985

Telecommunications (0.9%)
Qwest Communications International, Inc., 8.860%, 02/15/09, Callable 02/15/08 @ 100 (b)	5,000	5,050

Total Corporate Bonds (Cost $38,675)		39,181

Repurchase Agreements (12.4%)
ABN AMRO Bank N.V., 5.305%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $43,671 (collateralized by U.S. Government Agencies; 4.500% — 6.000%, 10/12/07 - 02/01/37; total market value $44,526)	43,652	43,652
Lehman Brothers, Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $30,189 (collateralized by U.S. Government Agencies; 5.500%, 11/01/34; total market value $30,777)	30,176	30,176

Total Repurchase Agreements (Cost $73,828)		73,828

Total Investments (Cost $643,854) (a) — 108.9%		645,801
Liabilities in excess of other assets — (8.9)%		(52,624)

Net Assets — 100.0%		$593,177

(a)	Cost for federal income tax purposes is $643,958 (amount in thousands). Unrealized appreciation/ (depreciation)on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2,716

Unrealized Depreciation	(873)

Unrealized Appreciation (Depreciation)	$1,843

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	This security has not settled as of March 31, 2007 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — concluded

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 84.6% of net assets as of March 31, 2007.

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

As of March 31, 2007, the Fund had the following unfunded loan commitments:

	Unfunded	Unrealized
Borrower	Commitments($)	Depreciation($)

MGM Mirage, Inc., 6.999%, 11/22/09	1,643	(51)
Hawaiian Telecom Communications, Inc., 6.051%, 04/30/12	3,520	(53)

		(104)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund

	Shares or
	Principal
	Amount($)	Value($)

Bank Loans (1.8%)
Chemicals (0.2%)
Celanese AG, 7.114%, 06/01/10 (b) (d)	2,788	2,792

Computers (0.3%)
Reynolds & Reynolds Co., 7.813%, 10/23/12 (b) (d)	2,985	2,992

Lodging (0.1%)
Metro-Goldwyn-Mayer, Inc., 8.620%, 04/08/12 (b) (d)	1,000	998

Media (0.4%)
Umbrella Acquisition, 0.000%, 09/16/14 (b) (d) (h)	4,698	4,698
Umbrella Acquisition, 0.000%, 09/16/14 (b) (d) (h)	302	302

		5,000

Semiconductors (0.5%)
Advanced Micro Devices, Inc., 7.570%, 12/31/13 (b) (d)	5,275	5,301

Telecommunications (0.3%)
Sorenson Communications, Inc., 8.320%, 08/01/13 (b) (d)	1,986	1,990
Wind Acquisition Holdings, 12.610%, 12/07/11 (b) (d)	1,500	1,534

		3,524

Total Bank Loans (Cost $20,572)		20,607

Corporate Bonds (95.6%)
Advertising (3.2%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/09 @ 105.06	2,887	3,147
Quebecor World, Inc., 9.750%, 01/15/15, Callable 01/15/11 @ 104.88 (d)	460	483
R.H. Donnelley Corp., 6.875%, 01/15/13, Callable 01/15/09 @ 103.44 (e)	2,475	2,407
R.H. Donnelley Corp., 6.875%, 01/15/13	450	438
R.H. Donnelley Corp., 8.875%, 01/15/16, Callable 01/15/11 @ 104.44	22,890	24,320
Valassis Communications, Inc., 8.250%, 03/01/15, Callable 03/01/11 @ 104.13 (d) (e)	6,700	6,583

		37,378

Aerospace/Defense (0.6%)
Esterline Technologies Corp., 6.625%, 03/01/17, Callable 03/11/12 @ 103.31 (d)	1,255	1,261
Hawker Beechcraft Acquisition Co. LLC, 8.500%, 04/01/15 (d)	1,045	1,085
Hawker Beechcraft Acquisition Co. LLC, 8.875%, 04/01/15 (d)	1,800	1,861
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81	200	207
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81 (d)	2,180	2,251

		6,665

Apparel (1.0%)
Hanesbrands, Inc., 8.735%, 12/15/14, Callable 12/15/08 @ 102 (b) (d)	4,115	4,192
Levi Strauss & Co., 9.750%, 01/15/15, Callable 01/15/10 @ 104.88	4,375	4,801
Levi Strauss & Co., 8.875%, 04/01/16, Callable 04/01/11 @ 104.44 (e)	2,450	2,622

		11,615

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Auto Manufacturers (1.1%)
General Motors Corp., 8.375%, 07/15/33 (e)	14,395	12,920

Auto Parts & Equipment (1.6%)
American Axle & Manufacturing, Inc., 7.875%, 03/01/17, Callable 03/01/12 @ 103.94	4,665	4,653
Goodyear Tire & Rubber Co. (The), 8.625%, 12/01/11, Callable 12/01/09 @ 104.31 (d)	4,815	5,176
Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15, Callable 07/01/10 @ 104.50 (e)	3,550	3,896
Tenneco, Inc., 8.625%, 11/15/14, Callable 11/15/09 @ 104.31 (e)	4,745	4,947

		18,672

Beverages (0.3%)
Cott Beverages, Inc., 8.000%, 12/15/11, Callable 05/14/07 @ 104	3,062	3,123

Building Materials (0.6%)
U.S. Concrete, Inc., 8.375%, 04/01/14, Callable 04/01/09 @ 104.19 (e)	6,395	6,491

Chemicals (4.1%)
ARCO Chemical Co., 10.250%, 11/01/10	4,455	4,945
Huntsman International LLC, 11.625%, 10/15/10, Callable 10/15/07 @ 105.81	5,985	6,486
Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25 (d) (e)	11,425	10,939
Lyondell Chemical Co., 8.000%, 09/15/14, Callable 09/15/10 @ 104	4,970	5,206
Lyondell Chemical Co., 8.250%, 09/15/16, Callable 09/15/11 @ 104.13 (e)	11,905	12,739
Mosaic Co., 7.375%, 12/01/14, Callable 12/01/10 @ 103.69 (d)	905	943
Mosaic Co., 7.625%, 12/01/16, Callable 12/01/11 @ 103.81 (d)	800	844
Reichhold Industries, Inc., 9.000%, 08/15/14, Callable 08/15/10 @ 104.50 (d)	5,310	5,443

		47,545

Commercial Services (3.7%)
Ashtead Capital, Inc., 9.000%, 08/15/16, Callable 08/15/11 @ 104.50 (d) (e)	3,470	3,696
Cenveo Corp., 7.875%, 12/01/13, Callable 12/01/08 @ 103.94	3,490	3,420
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/07 @ 103.75	5,250	5,394
Hanover Compressor Co., 7.500%, 04/15/13, Callable 04/15/10 @ 103.75	1,225	1,256
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25 (e)	5,340	6,087
Seitel Acquisition Corp., 9.750%, 02/15/14 (d)	3,240	3,281
Service Corp. International, 6.750%, 04/01/15 (d)	3,050	3,046
Service Corp. International, 7.500%, 04/01/27 (d)	4,335	4,335
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/12 @ 103.25	4,895	4,883
United Rentals NA, Inc., 7.750%, 11/15/13, Callable 11/15/08 @ 103.88 (e)	7,005	7,197

		42,595

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services (11.3%)
BCP Crystal US Holdings Corp., 9.625%, 06/15/14, Callable 06/15/09 @ 104.81	3,410	3,873
Ford Motor Credit Corp., 6.625%, 06/16/08	3,000	2,991
Ford Motor Credit Corp., 5.800%, 01/12/09	4,760	4,669
Ford Motor Credit Corp., 7.250%, 10/25/11	6,090	5,919
Ford Motor Credit Corp., 8.110%, 01/13/12 (b)	2,530	2,473
Ford Motor Credit Corp., 7.000%, 10/01/13 (e)	7,145	6,642
Ford Motor Credit Corp., 8.000%, 12/15/16	9,325	8,973
Galaxy Entertainment Finance Co. Ltd., 9.875%, 12/15/12, Callable 12/15/09 @ 104.94 (d) (e)	1,840	2,010
GMAC LLC, 8.000%, 11/01/31 (e)	30,995	33,231
Hexion US Finance Corp., 9.750%, 11/15/14, Callable 11/15/10 @ 104.88 (d)	7,345	7,703
Hexion US Finance Corp., 9.860%, 11/15/14, Callable 11/15/08 @ 102 (b) (d)	1,550	1,589
IDEARC, Inc., 8.000%, 11/15/16, Callable 11/15/11 @ 104 (d) (e)	29,830	30,688
Level 3 Financing, Inc., 8.750%, 02/15/17 (d) (e)	7,155	7,209
NSG Holdings LLC, 7.750%, 12/15/25 (d)	5,520	5,768
Residential Capital LLC, 6.000%, 02/22/11	850	838
Residential Capital LLC, 6.500%, 04/17/13	4,850	4,804
Snoqualmie Enterprise Authority, 9.125%, 02/01/15, Callable 02/01/11 @ 104.56 (d)	1,090	1,124

		130,504

Diversified Minerals (1.7%)
FMG Finance Property Ltd., 10.000%, 09/01/13 (d)	12,985	14,121
FMG Finance Property Ltd., 10.625%, 09/01/16 (d)	5,145	5,917

		20,038

Diversified Operations (4.0%)
Aramark Corp., 8.500%, 02/01/15, Callable 02/01/11 @ 104.25 (d)	8,915	9,272
Aramark Corp., 8.860%, 02/01/15, Callable 02/01/09 @ 102 (b) (d)	1,485	1,526
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15, Callable 04/01/11 @ 104.13	9,390	10,105
Freeport-McMoRan Copper & Gold, Inc., 8.564%, 04/01/15, Callable 04/01/09 @ 102 (b)	8,845	9,298
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19	3,725	4,028
Leucadia National Corp., 7.000%, 08/15/13 (e)	4,190	4,211
Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56 (d)	4,370	4,343
Nell AF SARL, 8.375%, 08/15/15, Callable 08/15/10 @ 104.19 (d) (e)	3,105	3,237

		46,020

Electric (8.4%)
AES Corp. (The), 8.750%, 05/15/13, Callable 05/15/08 @ 104.38 (d)	3,497	3,724
Aquila, Inc., 9.950%, 02/01/11	4,740	5,190
Aquila, Inc., 14.875%, 07/01/12 (e)	4,200	5,471

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Electric—continued
Baldor Electic Co., 8.625%, 02/15/17, Callable 02/15/12 @ 103.31	1,470	1,555
Elwood Energy LLC, 8.159%, 07/05/26	5,459	5,691
FPL Energy National Wind, 6.125%, 03/25/19 (d)	2,103	2,049
FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (d)	2,891	2,934
Homer City Funding LLC, 8.137%, 10/01/19	1,832	1,992
Inergy LP/Inergy Finance, 8.250%, 03/01/16, Callable 03/01/11 @ 104.13	1,565	1,643
Midwest Generation LLC, 8.750%, 05/01/34, Callable 05/01/09 @ 104.38	686	744
Midwest Generation LLC, Ser A, 8.300%, 07/02/09	2,823	2,900
Midwest Generation LLC, Ser B, 8.560%, 01/02/16	8,747	9,567
Mirant Mid-Atlantic LLC, Ser B, 9.125%, 06/30/17	5,814	6,643
Mirant Mid-Atlantic LLC, Ser C, 10.060%, 12/30/28	2,338	2,864
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.67	15,585	16,015
NRG Energy, Inc., 7.375%, 01/15/17, Callable 11/15/11 @ 100	3,625	3,720
PSEG Energy Holdings LLC, 8.625%, 02/15/08	5,074	5,182
PSEG Energy Holdings LLC, 10.000%, 10/01/09	946	1,032
Reliant Energy, Inc., 9.500%, 07/15/13, Callable 07/15/08 @ 104.75 (e)	6,595	7,180
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	160	169
Sierra Pacific Power Co., Ser A, 8.000%, 06/01/08	250	256
Sithe/ Independence Funding, Ser A, 9.000%, 12/30/13	6,300	6,940
Tenaska Alabama Partners LP, 7.000%, 06/30/21 (d)	3,460	3,482

		96,943

Electronics (0.5%)
Flextronics International Ltd., 6.500%, 05/15/13	6,305	6,242

Entertainment (1.4%)
Capitol Records, Inc., 8.375%, 08/15/09 (d)	208	218
Isle of Capri Casinos, Inc., 9.000%, 03/15/12, Callable 03/15/08 @ 103	2,705	2,820
Mohegan Tribal Gaming Authority, 6.125%, 02/15/13, Callable 02/15/09 @ 103.06	3,274	3,225
Pokagon Gaming Authority, 10.375%, 06/15/14, Callable 06/15/10 @ 105.188 (d)	1,465	1,615
WMG Acquisition Corp., 7.375%, 04/15/14, Callable 04/15/09 @ 103.69	6,572	6,260
WMG Holdings Corp., 10.148%, 12/15/14, Callable 12/15/09 @ 104.75 (c) (g)	2,063	1,578

		15,716

Environment Control (0.5%)
Aleris International, Inc., 9.000%, 12/15/14, Callable 12/15/10 @ 104.50 (d) (e)	3,720	3,924
Allied Waste North America, Inc., 6.875%, 06/01/17, Callable 06/02/12 @ 103.44 (e)	1,880	1,885

		5,809

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Food (1.8%)
Del Monte Corp., 8.625%, 12/15/12, Callable 12/15/07 @ 104.31	7,127	7,413
Pinnacle Foods Holding Corp., 8.250%, 12/01/13, Callable 12/01/08 @ 104.12	6,020	6,547
Smithfield Foods, Inc., Ser B, 8.000%, 10/15/09	3,370	3,513
Stater Brothers Holdings, Inc., 8.125%, 06/15/12, Callable 06/15/08 @ 104.06	2,645	2,724

		20,197

Forest Products & Paper (2.7%)
Abitibi-Consolidated, Inc., 8.550%, 08/01/10	3,430	3,473
Abitibi-Consolidated, Inc., 8.375%, 04/01/15 (e)	2,685	2,524
Abitibi-Consolidated, Inc., 8.850%, 08/01/30	1,030	917
Boise Cascade LLC, 8.235%, 10/15/12, Callable 08/21/12 @ 102 (b)	4,115	4,130
Boise Cascade LLC, 7.125%, 10/15/14, Callable 10/15/09 @ 103.56	4,405	4,361
Bowater Canada Finance Corp., 7.950%, 11/15/11	6,680	6,496
Georgia-Pacific Corp., 8.125%, 05/15/11 (e)	1,754	1,842
Verso Paper Holdings LLC, 9.110%, 08/01/14, Callable 08/01/08 @ 102 (b) (d) (e)	4,605	4,720
Verso Paper Holdings LLC, 9.125%, 08/01/14, Callable 08/01/10 @ 104.56 (d) (e)	2,025	2,106

		30,569

Healthcare — Services (2.7%)
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56 (d)	10,845	11,591
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63 (d)	10,955	11,818
HCA, Inc., 9.625%, 11/15/16, Callable 11/15/11 @ 104.81 (d) (e)	2,690	2,905
Triad Hospitals, Inc., 7.000%, 05/15/12, Callable 05/15/08 @ 103.50	4,190	4,347

		30,661

Insurance (1.2%)
AFC Capital Trust I, Ser B, 8.207%, 02/03/27	4,852	5,024
Crum & Forster Holdings Corp., 10.375%, 06/15/13, Callable 06/15/08 @ 105.19 (e)	2,785	3,008
Fairfax Financial Holdings Ltd., 7.750%, 04/26/12 (e)	3,075	3,060
Fairfax Financial Holdings Ltd., 7.375%, 04/15/18 (e)	1,140	1,074
Markel Corp., 7.350%, 08/15/34	1,010	1,082

		13,248

Lodging (3.2%)
Boyd Gaming Corp., 8.750%, 04/15/12, Callable 04/15/07 @ 104.38	3,815	3,982
Boyd Gaming Corp., 7.750%, 12/15/12, Callable 12/15/07 @ 103.88 (e)	3,560	3,676
Mandalay Resort Group, Ser B, 10.250%, 08/01/07	10,956	11,093
MGM Mirage, Inc., 8.500%, 09/15/10	905	967
MGM Mirage, Inc., 6.625%, 07/15/15	1,600	1,536
San Pasqual Casino, 8.000%, 09/15/13, Callable 09/15/09 @ 104 (d)	2,865	2,947

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Lodging—continued
Seminole Hard Rock Entertainment, Inc., 7.848%, 03/15/14, Callable 3/15/09 @ 102 (b) (d)	2,350	2,397
Station Casinos, Inc., 7.750%, 08/15/16, Callable 08/15/11 @ 102.91 (e)	4,280	4,392
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31	5,650	5,594

		36,584

Machinery Diversified (0.7%)
Case New Holland, Inc., 9.250%, 08/01/11, Callable 08/01/07 @ 104.62	3,340	3,506
Case New Holland, Inc., 7.125%, 03/01/14, Callable 03/01/10 @ 103.56	1,520	1,581
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56 (d)	2,700	2,822

		7,909

Media (8.3%)
Block Communications, Inc., 8.250%, 12/15/15, Callable 12/15/10 @ 104.13 (d)	3,545	3,598
Dex Media, Inc., 8.000%, 11/15/13, Callable 11/15/08 @ 104	360	377
Dex Media, Inc., 8.520%, 11/15/13, Callable 11/15/08 @ 104.50 (c) (g)	2,625	2,445
Dex Media, Inc., 8.520%, 11/15/13, Callable 11/15/08 @ 104.50 (c) (e) (g)	955	889
DirecTV Holdings LLC, 8.375%, 03/15/13, Callable 03/15/08 @ 104.19	8,935	9,415
EchoStar DBS Corp., 7.125%, 02/01/16	27,975	28,885
General Cable Corp., 7.725%, 04/01/15, Callable 04/01/09 @ 102 (b) (d)	3,335	3,335
General Cable Corp., 7.125%, 04/01/17, Callable 04/01/12 @ 103.56 (d) (e)	795	800
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31 (e)	13,365	14,902
LIN Television Corp., 6.500%, 05/15/13, Callable 05/15/12 @ 103.25	4,600	4,502
LIN Television Corp., Ser B, 6.500%, 05/15/13, Callable 05/15/08 @ 103.25	2,305	2,256
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (d)	3,905	3,993
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (e)	6,640	6,789
Mediacom LLC, 9.500%, 01/15/13, Callable 01/15/08 @ 101.583	1,000	1,031
Morris Publishing Group LLC, 7.000%, 08/01/13, Callable 08/01/08 @ 103.50	1,010	965
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	3,750	3,853

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Media—continued
Quebecor World Capital Corp., 8.750%, 03/15/16, Callable 03/15/11 @ 104.38 (d)	6,185	6,262
Rogers Cable, Inc., 8.750%, 05/01/32	1,400	1,729

		96,026

Miscellaneous Manufacturer (0.6%)
American Railcar Industries, Inc., 7.500%, 03/01/14, Callable 03/01/11 @ 103.75 (d)	1,200	1,233
Bombardier, Inc., 6.300%, 05/01/14 (d)	1,340	1,273
Bombardier, Inc., 8.000%, 11/15/14, Callable 11/15/10 @ 104 (d)	1,900	1,967
Koppers, Inc., 9.875%, 10/15/13, Callable 10/15/08 @ 104.94	2,201	2,388

		6,861

Oil & Gas (5.7%)
Chesapeake Energy Corp., 7.500%, 09/15/13, Callable 09/15/08 @ 103.75	2,672	2,792
Chesapeake Energy Corp., 7.750%, 01/15/15, Callable 01/15/08 @ 103.88 (e)	2,770	2,888
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	5,515	5,680
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	1,510	1,574
Compton Petroleum Finance Corp., 7.625%, 12/01/13, Callable 12/01/09 @ 103.813	6,415	6,271
Denbury Resources, Inc., 7.500%, 12/15/15, Callable 12/15/10 @ 103.75	781	789
Encore Acquisition Co., 7.250%, 12/01/17, Callable 12/01/10 @ 103.63	525	499
Forest Oil Corp., 8.000%, 12/15/11	2,913	3,037
OPTI Canada, Inc., 8.250%, 12/15/14, Callable 12/15/10 @ 104.13 (d)	14,085	14,647
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	6,215	6,619
Pioneer Natural Resource Co., 5.875%, 07/15/16	5,670	5,276
Pioneer Natural Resource Co., 6.875%, 05/01/18	2,280	2,241
Sabine Pass LNG LP, 7.250%, 11/30/13 (d) (e)	2,895	2,917
Sabine Pass LNG LP, 7.500%, 11/30/16 (d)	5,590	5,632
Western Oil Sands, Inc., 8.375%, 05/01/12	4,724	5,279

		66,141

Oil & Gas Services (0.4%)
Hanover Compressor Co., 8.625%, 12/15/10, Callable 12/15/07 @ 104.31	1,175	1,234
Hanover Equipment Trust 1, Ser B, 8.750%, 09/01/11, Callable 09/01/07 @ 104.38	3,571	3,714

		4,948

Packaging & Containers (0.8%)
Graphic Packaging International, 9.500%, 08/15/13, Callable 08/15/08 @ 104.75 (e)	6,200	6,595
Silgan Holdings, Inc., 6.750%, 11/15/13, Callable 11/15/08 @ 103.38	3,000	2,970

		9,565

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Pipelines (2.6%)
El Paso Natural Gas Co., 8.625%, 01/15/22	2,800	3,398
El Paso Natural Gas Co., 8.375%, 06/15/32	4,200	5,175
El Paso Natural Gas Co., Ser A, 7.625%, 08/01/10, Callable 08/01/07 @ 103.81	5,565	5,808
Southern Natural Gas Co., 8.000%, 03/01/32	4,160	4,941
Tennessee Gas Pipeline Co., 7.500%, 04/01/17	645	719
Transcontinental Gas Pipe Line Corp., Ser B, 8.875%, 07/15/12	325	370
Williams Partners LP, 7.250%, 02/01/17 (d) (e)	8,585	9,078

		29,489

Real Estate (0.7%)
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56	4,845	4,784
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56 (d)	3,300	3,259

		8,043

REITS (1.1%)
Host Marriott LP, 6.750%, 06/01/16	3,330	3,355
Omega Healthcare Investors, Inc., 7.000%, 04/01/14, Callable 04/01/09 @ 103.50	4,970	5,020
Omega Healthcare Investors, Inc., 7.000%, 01/15/16, Callable 01/15/11 @ 103.50	2,105	2,126
Rouse Co. (The), 3.625%, 03/15/09	835	796
Rouse Co. (The), 8.000%, 04/30/09	885	923

		12,220

Retail (0.6%)
Asbury Automotive Group, Inc., 7.625%, 03/15/17, Callable 03/15/12 @ 103.81 (d)	2,595	2,601
Gamestop Corp., 9.233%, 10/01/11, Callable 10/01/07 @ 102 (b)	1,075	1,110
Gamestop Corp., 8.000%, 10/01/12, Callable 10/01/09 @ 104	2,025	2,147
Rite Aid Corp., 8.125%, 05/01/10, Callable 05/01/07 @ 104.06	1,270	1,305

		7,163

Semiconductors (3.4%)
Amkor Technology, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	2,430	2,533
Avago Technologies Finance Ltd., 10.860%, 06/01/13, Callable 12/01/07 @ 102 (b)	2,110	2,210
Freescale Semiconductor, Inc., 8.875%, 12/15/14, Callable 12/15/10 @ 104.44 (d)	1,960	1,962
Freescale Semiconductor, Inc., 10.125%, 12/15/16, Callable 12/15/11 @ 105.06 (d) (e)	21,415	21,470
NXP Funding LLC, 9.500%, 10/15/15, Callable 10/15/11 @ 104.75 (d) (e)	10,690	11,037

		39,212

Telecommunications (14.7%)
Citizens Communications Co., 9.250%, 05/15/11	7,955	8,870
Citizens Communications Co., 7.125%, 03/15/19 (d)	3,420	3,386
Citizens Communications Co., 9.000%, 08/15/31	8,930	9,778
Clear Channel Communications, Inc., 5.500%, 09/15/14 (e)	2,505	2,218

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Telecommunications—continued
Embarq Corp., 7.995%, 06/01/36 (e)	14,190	14,652
GCI, Inc., 7.250%, 02/15/14, Callable 02/15/09 @ 103.62	4,460	4,460
Inmarsat Finance II PLC, 7.522%, 11/15/12, Callable 11/15/08 @ 105.19 (c) (g)	4,980	4,706
Inmarsat Group Ltd., 7.625%, 06/30/12, Callable 03/01/08 @ 103.81	2,679	2,793
Intelsat Subsidiary Holding Co. Ltd., 8.250%, 01/15/13, Callable 01/15/09 @ 104.13	10,360	10,800
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.438 (d)	5,780	6,185
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.375 (e)	7,144	7,430
NTL Cable PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.56	3,650	3,851
PanAmSat Holdings Corp., 9.000%, 08/15/14, Callable 08/15/09 @ 104.50	7,419	8,031
Qwest Communications International, Inc., 8.860%, 02/15/09, Callable 02/15/08 @ 100 (b)	3,360	3,394
Qwest Communications International, Inc., 7.250%, 02/15/11, Callable 02/15/08 @ 103.62	13,075	13,385
Qwest Corp., 7.875%, 09/01/11	7,020	7,459
Qwest Corp., 8.875%, 03/15/12	865	956
Qwest Corp., 8.605%, 06/15/13 (b)	3,000	3,270
Qwest Corp., 7.500%, 10/01/14	1,745	1,841
Rogers Wireless, Inc., 9.625%, 05/01/11	9,668	11,022
Rogers Wireless, Inc., 9.750%, 06/01/16	4,270	5,380
Valor Telecommunications Enterprise LLC, 7.750%, 02/15/15, Callable 02/15/10 @ 103.88	2,580	2,780
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31 (e)	21,390	23,395
Windstream Corp., 7.000%, 03/15/19, Callable 03/15/12 @ 103.50 (d)	8,240	8,240

		168,282

Transportation (0.4%)
CHC Helicopter Corp., 7.375%, 05/01/14, Callable 05/01/09 @ 103.69	4,847	4,714

Total Corporate Bonds (Cost $1,084,703)		1,100,108

Short-Term Investment (12.9%)
CSFB Enhanced Liquidity Portfolio, 5.421% (f)	149,062,054	149,062

Total Short-Term Investment (Cost $149,062)		149,062

Repurchase Agreements (0.6%)
HSBC Securities, Inc., 5.295%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $4,574 (collateralized by U.S. Government Agencies; 6.000%, 08/20/36; total market value $4,668)	4,573	4,573

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Seix High Yield Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Repurchase Agreements—continued
Lehman Brothers, Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $2,183 (collateralized by U.S. Government Agencies; 5.500%, 11/01/34; total market value $2,229)	2,182	2,182

Total Repurchase Agreements (Cost $6,755)		6,755

Total Investments (Cost $1,261,092) (a) — 110.9%		1,276,532
Liabilities in excess of other assets — (10.9)%		(125,193)

Net Assets — 100.0%		$1,151,338

(a)	Cost for federal income tax purposes is $1,261,565 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$22,260

Unrealized Depreciation	(7,293)

Unrealized Appreciation (Depreciation)	$14,967

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rate represents the effective yield at purchase.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 29.7% of net assets as of March 31, 2007.

(e)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $142,376.

(f)	This security was purchased with cash collateral held from securities lending.

(g)	Step bond.

(h)	This security has not settled as of March 31, 2007 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

REIT	— Real Estate Investment Trust

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Short-Term Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (5.3%)
Automobile ABS (5.3%)
Capital Auto Receivables Asset Trust, Ser 2006-1, Cl A3, 5.030%, 10/15/09	3,315	3,308
Capital One Prime Auto Receivable Trust, Ser 2005-1, Cl A3, 4.320%, 08/15/09 (b)	3,007	2,994
Capital One Prime Auto Receivable Trust, Ser 2006-1 Cl A3, 4.990%, 09/15/10	4,900	4,893
Honda Auto Receivables Owner Trust, Ser 2005-6, Cl A3, 4.850%, 10/19/09	2,520	2,513
Household Automotive Trust, Ser 2006-3, Cl A3, 5.280%, 09/19/11 (b)	3,920	3,938
Nissan Auto Receivables Owner Trust, Ser 2003-B, Cl A4, 2.050%, 03/16/09	577	575
USAA Auto Owner Trust, Ser 2006-4 Cl A3, 5.010%, 06/15/11	5,000	5,003

Total Asset Backed Securities (Cost $23,205)		23,224

Collateralized Mortgage Obligations (19.4%)
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 2A22, 4.585%, 05/25/35 (b)	1,640	1,610
Banc of America Commercial Mortgage, Inc., Ser 2004-2, Cl A2, 3.520%, 11/10/38	1,765	1,720
Banc of America Commercial Mortgage, Inc., Ser 2004-5, Cl A3, 4.561%, 11/10/41	2,300	2,248
Bear Stearns Alternative-A Trust, Ser 2006-2, Cl 23A1, 5.968%, 03/25/36 (b)	4,321	4,373
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	1,679	1,672
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.302%, 07/15/36	3,975	3,904
CS First Boston Mortgage Securities Corp., Ser 2005-C1, Cl A2, 4.609%, 02/15/38	4,325	4,266
Deutsche Mortgage Securities, Inc., Ser 2004-5, Cl A2, 4.980%, 07/25/34	3,500	3,466
Fannie Mae, Ser 2005-51, Cl KC, 4.500%, 01/25/25	6,312	6,226
First Horizon Alternative Mortgage Securities, Ser 2005-AA3, Cl 2A1, 5.185%, 05/25/35 (b)	2,300	2,374
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.416%, 09/25/35 (b)	2,422	2,424
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.344%, 06/10/36	2,150	2,122
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	4,025	3,947
JP Morgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A2, 4.625%, 03/15/46	3,395	3,351
LB Commercial Conduit Mortgage Trust, Ser 1998-C4, Cl A1B, 6.210%, 10/15/35	1,972	1,992
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	4,500	4,408

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Collateralized Mortgage Obligations—continued
Morgan Stanley Capital I, Ser 1998-XL2, Cl A2, 6.17%, 10/03/08, 6.170%, 10/03/34	5,340	5,411
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A1, 5.124%, 03/12/44	1,195	1,193
Residential Accredit Loans, Inc., Ser 2003-QS17, Cl CB3, 5.500%, 09/25/33	3,125	3,109
Wachovia Bank Commercial Mortgage Trust, Ser 2002-C1 Cl A2, 5.681%, 04/15/34	1,459	1,464
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	5,047	4,952
Washington Mutual, Ser 2005-AR4, Cl A1, 3.624%, 04/25/35 (b)	280	280
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-S, Cl A5, 3.539%, 09/25/34 (b)	3,420	3,333
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.000%, 11/25/36	5,440	5,401
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.240%, 04/25/36 (b)	4,220	4,194
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.246%, 04/25/36 (b)	4,884	4,860

Total Collateralized Mortgage Obligations (Cost $84,079)		84,300

Commercial Paper (1.1%)
Rabobank USA Finance Corp., 5.363%, 04/03/07 (d)	4,700	4,697

Total Commercial Paper (Cost $4,699)		4,697

Corporate Bonds (19.4%)
Aerospace/Defense (0.4%)
Raytheon Co., 8.300%, 03/01/10	1,700	1,853

Banks (3.0%)
JP Morgan Chase & Co., 7.600%, 05/01/07	3,441	3,446
Wachovia Corp., 6.375%, 02/01/09	3,300	3,373
Wells Fargo & Co., 4.125%, 03/10/08	6,100	6,031

		12,850

Beverages (0.9%)
Diageo Capital PLC, 3.375%, 03/20/08	4,025	3,952

Chemicals (0.4%)
Equistar Chemical Funding Corp., 10.125%, 09/01/08	1,470	1,547

Commercial Services (0.3%)
ERAC USA Finance Co., 7.350%, 06/15/08 (e)	1,125	1,145

Diversified Financial Services (8.6%)
Boeing Capital Corp., 4.750%, 08/25/08	2,437	2,425
CIT Group, Inc., 4.250%, 02/01/10	3,160	3,090
Credit Suisse First Boston USA, Inc., 6.500%, 06/01/08	2,455	2,487
General Electric Capital Corp., 4.125%, 03/04/08 (c)	4,765	4,718
General Electric Capital Corp., 4.875%, 10/21/10	1,700	1,691
Goldman Sachs Group Inc., 5.300%, 02/14/12	2,125	2,126
HSBC Finance Corp., 4.125%, 03/11/08	3,400	3,365
ING USA Global Trust, 4.500%, 10/01/10	4,250	4,175
International Lease Finance Corp., Ser Q, 4.625%, 06/02/08	2,955	2,936
John Deere Capital Corp., 3.900%, 01/15/08	3,130	3,098

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
Merrill Lynch & Co., Inc., 4.831%, 10/27/08	2,060	2,049
Merrill Lynch & Co., Inc., 4.790%, 08/04/10	1,725	1,708
Salomon Smith Barney Holdings, 6.500%, 02/15/08	3,705	3,743

		37,611

Energy (0.5%)
MidAmerican Energy Holdings Co., 3.500%, 05/15/08	2,000	1,963

Media (1.1%)
Comcast Cable Communications, Inc., 8.375%, 05/01/07	1,155	1,158
News America, Inc., 6.625%, 01/09/08	1,810	1,825
Time Warner, Inc., 6.150%, 05/01/07	1,585	1,585

		4,568

Miscellaneous Manufacturer (0.9%)
Honeywell International, Inc., 7.500%, 03/01/10	3,165	3,374
Stanley Works (The), 5.000%, 03/15/10	630	628

		4,002

Oil & Gas (0.4%)
Anadarko Petroleum Corp., 3.250%, 05/01/08	1,240	1,213
Enterprise Products Partners LP, Ser B, 4.625%, 10/15/09	740	730

		1,943

Regional Authorities (0.9%)
Ontario Province, 5.000%, 10/18/11	3,985	4,006

REITS (0.3%)
Simon Property Group LP, 6.375%, 11/15/07	1,500	1,508

Telecommunications (1.4%)
BellSouth Telecommunications, Inc., 5.875%, 01/15/09	1,450	1,467
SBC Communications, Inc., 4.125%, 09/15/09 (c)	790	772
Verizon Global Funding Corp., 6.125%, 06/15/07	1,470	1,472
Vodafone Group PLC, 5.350%, 02/27/12	2,500	2,506

		6,217

Transportation (0.3%)
Union Pacific Corp., 6.650%, 01/15/11	1,215	1,270

Total Corporate Bonds (Cost $84,657)		84,435

Master Notes (1.4%)
Banks (1.4%)
Bank of America Corp., 5.383% (b) (f)	6,000	6,000

Total Master Notes (Cost $6,000)		6,000

U.S. Government Agencies (12.5%)
Fannie Mae (1.4%)
5.200%, 11/20/09, Callable 05/20/08 @ 100 (c)	6,000	5,992

Federal Home Loan Bank (4.8%)
5.100%, 09/19/08 (c)	6,350	6,366
5.000%, 10/16/09, Callable 10/16/08 @ 100 (c)	7,930	7,912
5.300%, 01/22/10, Callable 01/22/08 @ 100	6,525	6,518

		20,796

Freddie Mac (6.3%)
4.250%, 06/23/08 (c)	11,745	11,644
5.000%, 11/01/10, Callable 11/01/07 @ 100 (c)	6,680	6,651
5.125%, 11/24/10, Callable 11/24/08 @ 100	5,375	5,368
5.400%, 02/02/12, Callable 02/02/09 @ 100	3,850	3,862

		27,525

Total U.S. Government Agencies (Cost $54,249)		54,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

U.S. Government Agency Mortgages (18.8%)
Fannie Mae (10.3%)
7.030%, 08/01/07	380	380
6.826%, 11/01/07	1,265	1,261
6.070%, 10/01/08	2,084	2,086
3.810%, 12/01/08 (b)	3,855	3,725
6.595%, 07/01/09	1,952	1,978
6.850%, 08/01/09	3,859	3,959
6.955%, 10/01/10 (b)	2,801	2,939
4.000%, 12/01/14	3,223	3,122
4.500%, 07/01/15	2,417	2,359
5.000%, 11/25/26	2,070	2,058
7.098%, 09/01/33 (b)	740	752
7.013%, 10/01/33 (b)	1,013	1,030
4.328%, 03/01/34 (b)	2,031	2,004
4.673%, 05/01/35 (b)	6,373	6,352
4.803%, 06/01/35 (b)	4,256	4,242
5.380%, 06/01/36 (b)	6,344	6,368

		44,615

Freddie Mac (7.2%)
4.000%, 07/01/08	1,666	1,645
3.750%, 12/15/11	1,790	1,747
5.591%, 01/25/12	2,250	2,282
5.516%, 03/31/14	5,550	5,550
4.000%, 07/15/14	5,093	5,016
5.875%, 05/15/16 (b)	3,659	3,683
4.500%, 08/15/19	102	99
5.000%, 12/15/20	1,965	1,957
4.500%, 10/15/28	2,330	2,291
4.288%, 03/01/34 (b)	1,882	1,853
4.943%, 04/01/34 (b)	1,503	1,507
6.298%, 09/01/36 (b)	3,754	3,827

		31,457

Government National Mortgage Association (1.3%)
5.995%, 02/16/24 (b)	840	852
3.772%, 05/16/25	4,966	4,818

		5,670

Total U.S. Government Agency Mortgages (Cost $82,203)		81,742

U.S. Treasury Obligations (22.2%)
U.S. Treasury Notes (22.2%)
2.625%, 05/15/08 (c)	29,395	28,688
4.375%, 11/15/08	5,620	5,591
4.500%, 02/15/09 (c)	25,285	25,218
3.500%, 08/15/09 (c)	13,570	13,245
4.875%, 08/15/09 (c)	14,250	14,342
3.500%, 02/15/10	2,055	1,998
4.750%, 02/15/10	2,755	2,771
4.250%, 01/15/11	2,250	2,228
4.750%, 01/31/12 (c)	2,540	2,562

Total U.S. Treasury Obligations (Cost $96,347)		96,643

Short-Term Investment (28.8%)
CSFB Enhanced Liquidity Portfolio, 5.421% (g)	125,391,125	125,391

Total Short-Term Investment (Cost $125,391)		125,391

Money Market Fund (1.1%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (h)	4,662,901	4,663

Total Money Market Fund (Cost $4,663)		4,663

Total Investments (Cost $565,493) (a) — 130.0%		565,408
Liabilities in excess of other assets — (30.0)%		(130,408)

Net Assets — 100.0%		$435,000

(a)	Cost for federal income tax purposes is $565,783 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$922

Unrealized Depreciation	(1,297)

Unrealized Appreciation (Depreciation)	$(375)

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $121,814.

(d)	Rate represents the effective yield at purchase.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Short-Term Bond Fund — concluded

(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. This security represents 0.3% of net assets as of March 31, 2007.

(f)	Perpetual Maturity.

(g)	This security was purchased with cash collateral held from securities lending.

(h)	Affiliate investment.

Cl	— Class

LP	— Limited Partnership

PLC	— Public Limited Company

REIT	— Real Estate Investment Trust

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Short-Term U.S. Treasury Securities Fund

	Shares or
	Principal
	Amount($)	Value($)

U.S. Treasury Obligations (97.7%)
U.S. Treasury Notes (97.7%)
3.375%, 02/15/08	4,200	4,144
3.750%, 05/15/08	20,800	20,551
4.375%, 11/15/08	25,500	25,366
4.875%, 08/15/09 (b)	8,000	8,052
4.125%, 08/15/10	4,000	3,950
4.500%, 11/15/10	2,925	2,923
4.625%, 02/29/12 (b)	4,210	4,226

Total U.S. Treasury Obligations (Cost $69,160)		69,212

Short-Term Investment (6.2%)
CSFB Enhanced Liquidity Portfolio, 5.421% (c)	4,410,000	4,410

Total Short-Term Investment (Cost $4,410)		4,410

Money Market Fund (1.5%)
Federated U.S. Treasury Cash Reserve Fund, 4.800%	1,036,502	1,037

Total Money Market Fund (Cost $1,037)		1,037

Total Investments (Cost $74,607) (a) — 105.4%		74,659
Liabilities in excess of other assets — (5.4)%		(3,848)

Net Assets — 100.0%		$70,811

(a)	Cost for federal income tax purposes is $74,655 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$100

Unrealized Depreciation	(96)

Unrealized Appreciation (Depreciation)	$4

(b)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $4,293.

(c)	This security was purchased with cash collateral held from securities lending.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Strategic Income Fund

	Shares or
	Principal
	Amount($)	Value($)

Bank Loans (1.9%)

Commercial Services (0.9%)
Merrill Corp., 11.820%, 10/01/13 (b) (d)	1,000	1,005

Computers (0.4%)
Stratus Technologies, Inc., 14.350%, 03/15/12 (b) (d)	550	528

Telecommunications (0.6%)
Wind Acquisition Holdings, 12.610%, 12/07/11 (b) (d)	754	771

Total Bank Loans (Cost $2,289)		2,304

Corporate Bonds (45.3%)

Advertising (2.6%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/09 @ 105.063	800	872
Affinion Group, Inc., 11.500%, 10/15/15, Callable 10/15/10 @ 105.75	480	528
Quebecor World, Inc., 9.750%, 01/15/15, Callable 01/15/11 @ 104.88 (d)	960	1,008
Quebecor World Capital Corp., 8.750%, 03/15/16, Callable 03/15/11 @ 104.375 (d)	140	142
R.H. Donnelley Corp., 10.875%, 12/15/12, Callable 12/15/07 @ 105.44	275	297
Valassis Communications, Inc., 8.250%, 03/01/15, Callable 03/01/11 @ 104.13 (d)	325	319

		3,166

Apparel (1.5%)
Hanesbrands, Inc., 8.735%, 12/15/14, Callable 12/15/08 @ 102 (b) (d)	230	234
Levi Strauss & Co., 8.875%, 04/01/16, Callable 04/01/11 @ 104.44	1,500	1,605

		1,839

Auto Manufacturers (1.6%)
General Motors Corp., 8.375%, 07/15/33 (e)	2,105	1,889

Auto Parts & Equipment (0.9%)
Visteon Corp., 8.250%, 08/01/10	1,070	1,091

Beverages (0.1%)
Cott Beverages, Inc., 8.000%, 12/15/11, Callable 05/14/07 @ 104	155	158

Chemicals (1.4%)
Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25 (d) (e)	895	857
PQ Corp., 7.500%, 02/15/13, Callable 02/15/09 @ 103.75 (b)	790	798

		1,655

Commercial Services (2.1%)
Atlantic Broadband, Inc., 9.375%, 01/15/14, Callable 01/15/09 @ 104.69	625	639
Cenveo Corp., 7.875%, 12/01/13, Callable 12/01/08 @ 103.94	195	191
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25	440	502
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/12 @ 103.25	300	299
United Rentals NA, Inc., 7.750%, 11/15/13, Callable 11/15/08 @ 103.88	380	390
Visant Holdings Corp., 8.750%, 12/01/13, Callable 12/01/08 @ 106.563	490	511

		2,532

Diversified Financial Services (5.6%)
Dow Jones CDX High Yield, Ser 7-T1, 8.375%, 12/29/11 (d) (e)	1,420	1,471
Ford Motor Credit Co., 8.625%, 11/01/10	1,275	1,301
General Motors Acceptance Corp., LLC, 8.000%, 11/01/31	1,775	1,904

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
Hexion US Finance Corp., 9.750%, 11/15/14, Callable 11/15/10 @ 104.88 (d)	390	409
Hexion US Finance Corp., 9.860%, 11/15/14, Callable 11/15/08 @ 102 (b) (d)	75	77
IDEARC, Inc., 8.000%, 11/15/16, Callable 11/15/11 @ 104 (d)	975	1,003
NSG Holdings LLC, 7.750%, 12/15/25 (d)	350	366
Residential Capital LLC, 6.500%, 04/17/13	230	228
Snoqualmie Enterprise Authority, 9.125%, 02/01/15, Callable 02/01/11 @ 104.56 (d)	40	41

		6,800

Diversified Minerals (0.4%)
FMG Finance Property Ltd., 10.625%, 09/01/16 (d)	400	460

Diversified Operations (2.0%)
Activant Solutions, Inc., 9.500%, 05/01/16, Callable 05/01/11 @ 104.75 (e)	985	970
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15, Callable 04/01/11 @ 104.13	520	560
Freeport-McMoRan Copper & Gold, Inc., 8.564%, 04/01/15, Callable 04/01/09 @ 102 (b)	495	520
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19	355	384

		2,434

Electric (1.9%)
Aquila, Inc., 14.875%, 07/01/12	1,485	1,934
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 103.31	295	312
PSEG Energy Holdings LLC, 10.000%, 10/01/09	10	11

		2,257

Entertainment (0.1%)
Pokagon Gaming Authority, 10.375%, 06/15/14, Callable 06/15/10 @ 105.188 (d)	75	83

Food (2.3%)
Pinnacle Foods Holding Corp., 8.250%, 12/01/13, Callable 12/01/08 @ 104.12	1,240	1,349
Pinnacle Foods Holding Corp., 10.625%, 04/01/17, Callable 04/01/12 @ 105.31 (d)	1,415	1,392

		2,741

Forest Products & Paper (0.2%)
Abitibi-Consolidated, Inc., 8.550%, 08/01/10	75	76
Bowater Canada Finance Corp., 7.950%, 11/15/11	175	170

		246

Healthcare — Products (1.3%)
Universal Hospital Services, Inc., 10.125%, 11/01/11, Callable 11/01/07 @ 105.063	1,460	1,551

Healthcare — Services (4.4%)
Community Health Systems, Inc., 6.500%, 12/15/12, Callable 12/15/08 @ 103.25	750	773
HCA, Inc., 9.625%, 11/15/16, Callable 11/15/11 @ 104.81 (d) (e)	920	993
Sun Healthcare Group, Inc., 9.125%, 04/15/15, Callable 04/15/11 @ 104.56 (d)	950	974
Triad Hospitals, Inc., 7.000%, 11/15/13, Callable 11/15/08 @ 103.50	1,800	1,878
US Oncology, Inc., 10.750%, 08/15/14, Callable 08/15/09 @ 105.38	675	753

		5,371

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Household Products/Wares (0.6%)
Mobile Services Group, Inc., 9.750%, 08/01/14, Callable 08/01/10 @ 104.88 (d)	690	730

Machinery Diversified (1.1%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56 (d)	1,250	1,306

Media (2.5%)
Dex Media, Inc., 9.540%, 11/15/13, Callable 11/15/08 @ 104.50 (c) (g)	50	47
General Cable Corp., 7.725%, 04/01/15, Callable 04/01/09 @ 102 (b) (d)	35	35
General Cable Corp., 7.125%, 04/01/17, Callable 04/01/12 @ 103.56 (d)	35	35
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	1,750	1,951
LIN Television Corp., Ser B, 6.500%, 05/15/13, Callable 05/15/08 @ 103.25	10	10
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (d)	205	210
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	500	511
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.875	195	200

		2,999

Miscellaneous Manufacturer (2.0%)
American Railcar Industries, Inc., 7.500%, 03/01/14, Callable 03/01/11 @ 103.75 (d)	55	57
Clarke American Corp., 11.750%, 12/15/13, Callable 12/15/09 @ 105.875	1,860	2,148
Koppers, Inc., 9.875%, 10/15/13, Callable 10/15/08 @ 104.94	181	196

		2,401

Oil & Gas (0.9%)
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	50	52
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	75	78
Denbury Resources, Inc., 7.500%, 12/15/15, Callable 12/15/10 @ 103.75	39	39
OPTI Canada, Inc., 8.250%, 12/15/14, Callable 12/15/10 @ 104.13 (d)	885	920

		1,089

Packaging & Containers (0.7%)
Graphic Packaging International, 9.500%, 08/15/13, Callable 08/15/08 @ 104.75	810	862

Pipelines (1.2%)
Targa Resources, Inc., 8.500%, 11/01/13, Callable 11/01/09 @ 104.25 (d)	1,455	1,484

Real Estate (0.3%)
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56	25	25
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56 (d)	395	390

		415

Retail (1.1%)
Asbury Automotive Group, Inc., 7.625%, 03/15/17, Callable 03/15/12 @ 103.81 (d)	125	125
Brookstone Co., Inc., 12.000%, 10/15/12, Callable 10/15/09 @ 106 (e)	1,200	1,248

		1,373

Semiconductors (2.9%)
Amkor Technology, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.625	105	109

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Semiconductors—continued
Freescale Semiconductor, Inc., 10.125%, 12/15/16, Callable 12/15/11 @ 105.06 (d) (e)	1,710	1,715
NXP Funding LLC, 9.500%, 10/15/15, Callable 10/15/11 @ 104.75 (d)	1,630	1,683

		3,507

Software (0.4%)
Open Solutions, Inc., 9.750%, 02/01/15, Callable 02/01/11 @ 104.88 (d)	525	541

Telecommunications (3.2%)
Citizens Communications Co., 7.125%, 03/15/19 (d)	185	183
Nordic Telephone Co., Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.438 (d)	225	241
NTL Cable PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.563	800	844
Telecordia Technologies, Inc., 10.000%, 03/15/13, Callable 03/15/08 @ 105 (d)	1,200	1,122
West Corp., 11.000%, 10/15/16, Callable 10/15/11 @ 105.50 (d) (e)	1,345	1,419

		3,809

Total Corporate Bonds (Cost $53,291)		54,789

Foreign Government Bonds (15.9%)

Argentina (0.0%)
Republic of Argentina, 8.280%, 12/31/33	40	46

Brazil (0.2%)
Republic of Brazil, 7.875%, 03/07/15	170	194
Republic of Brazil, 8.250%, 01/20/34	80	100

		294

Canada (3.9%)
Province of Ontario, 5.450%, 04/27/16	4,630	4,767

Colombia (0.1%)
Republic of Colombia, 7.375%, 01/27/17	100	109

Peru (0.0%)
Republic of Peru, 8.750%, 11/21/33	35	46

United Kingdom (11.7%)
United Kingdom, 2.250%, 07/08/08 (d)	14,475	13,987

Total Foreign Government Bonds (Cost $19,165)		19,249

U.S. Treasury Obligations (33.7%)

U.S. Treasury Bonds (7.7%)
4.500%, 02/15/36	9,905	9,339

U.S. Treasury Notes (26.0%)
3.625%, 04/30/07	1,920	1,918
4.750%, 02/28/09	1,965	1,970
4.625%, 02/29/12	23,565	23,652
2.000%, 01/15/16	3,700	3,715
4.625%, 02/15/17	110	110

		31,365

Total U.S. Treasury Obligations (Cost $40,714)		40,704

Preferred Stocks (0.2%)

Diversified Operations (0.2%)
Freeport-McMoRan Copper & Gold, Inc., 6.750%	2,500	267

Total Preferred Stocks (Cost $250)		267

Short-Term Investments (11.4%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 4.630%	3,608	3,608
CSFB Enhanced Liquidity Portfolio, 5.421% (f)	10,108,298	10,108

Total Short-Term Investments (Cost $13,716)		13,716

Total Investments (Cost $129,425) (a) — 108.4%		131,029
Liabilities in excess of other assets — (8.4)%		(10,209)

Net Assets — 100.0%		$120,820

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Strategic Income Fund — continued

(a)	Cost for federal income tax purposes is $129,451 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$1,962

Unrealized Depreciation	(384)

Unrealized Appreciation (Depreciation)	$1,578

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rate represents the effective yield at purchase.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 31.7% of net assets as of March 31, 2007.

(e)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $9,619.

(f)	This security was purchased with cash collateral held from securities lending.

(g)	Step bond.

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

Ser	— Series

At March 31, 2007, liquid assets totaling $1,851, in thousands, have been designated as collateral for open swap agreements.

Credit Default Swap Agreements

			Fixed
		Notional	Rate	Expiration
Underlying Instrument	Counterparty	Amount ($)	(%)	Date	Value ($)

Argentina Government	Merrill Lynch	130	2.13	03/20/12	—
					—

Amounts designated as “—” round to less than $1,000.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Total Return Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (0.2%)
Automobile ABS (0.2%)
Honda Auto Receivables Owner Trust, Ser 2006-1, Cl A3, 5.070%, 02/18/10	1,235	1,234

Home Equity ABS (0.0%)
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1F, 7.462%, 09/15/29	6	6
New Century Home Equity Loan Trust, Ser 1999-NCB, Cl A7, 7.540%, 06/25/29	5	5
Soundview Home Equity Loan Trust, Ser 2001-1, Cl A, 6.765%, 04/15/31 (b)	5	5

		16

Total Asset Backed Securities (Cost $1,252)		1,250

Collateralized Mortgage Obligations (5.1%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	2,625	2,569
Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 5.634%, 07/10/46	2,130	2,169
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	1,725	1,745
Citigroup/ Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44 (b)	1,910	1,908
Citigroup/ Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl A4, 5.362%, 01/15/46 (b)	1,250	1,255
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.340%, 03/10/44 (b)	2,970	2,980
GMAC Commercial Mortgage Securities, Inc., Ser 2003-C2, Cl A1, 4.576%, 05/10/40	2,687	2,654
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38 (b)	2,455	2,486
GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39 (b)	1,500	1,521
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB15, Cl A4, 5.814%, 06/12/43 (b)	2,415	2,492
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43 (b)	1,565	1,576
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.156%, 02/15/31	2,050	2,023
Morgan Stanley Capital 1, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41 (b)	3,425	3,413
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4, 5.418%, 01/15/45 (b)	2,085	2,091

Total Collateralized Mortgage Obligations (Cost $30,766)		30,882

Corporate Bonds (19.4%)
Aerospace/ Defense (0.8%)
Boeing Co. (The), 5.125%, 02/15/13	1,355	1,359
L-3 Communications Corp., 6.125%, 01/15/14, Callable 01/15/09 @ 103.06	1,700	1,670
United Technologies Corp., 4.875%, 05/01/15	1,590	1,540

		4,569

Airlines (0.3%)
Continental Airlines, Inc., Ser A, 5.983%, 04/19/22	1,170	1,168
Southwest Airlines Co., 5.125%, 03/01/17	785	731

		1,899

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Auto Manufacturers (0.3%)
DaimlerChrysler NA Holdings Corp., 8.500%, 01/18/31	1,215	1,517

Banks (1.0%)
Bank of America Corp., 7.400%, 01/15/11	2,090	2,252
Wachovia Corp., 5.300%, 10/15/11	1,865	1,876
Wells Fargo Co., 4.875%, 01/12/11	1,910	1,899

		6,027

Beverages (0.3%)
SABMiller PLC, 6.200%, 07/01/11 (c)	1,975	2,039

Building Materials (0.5%)
Lafarge SA, 6.150%, 07/15/11	970	1,000
Owens Corning, Inc., 6.500%, 12/01/16 (c)	1,700	1,737

		2,737

Chemicals (0.5%)
Lyondell Chemical Co., 8.250%, 09/15/16, Callable 09/15/11 @ 104.13	1,650	1,765
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36	1,310	1,268

		3,033

Coal (0.1%)
Peabody Energy Corp., 7.375%, 11/01/16	690	726

Commercial Services (0.4%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/07 @ 103.75	1,670	1,715
ERAC USA Finance Co., 5.600%, 05/01/15 (c)	525	526

		2,241

Computers (0.1%)
Dell, Inc., 7.100%, 04/15/28	425	453
IBM Corp., 5.875%, 11/29/32	335	342

		795

Diversified Financial Services (4.2%)
ABX Financing Co., 6.350%, 10/15/36 (c)	1,675	1,655
CIT Group, Inc., 5.600%, 04/27/11	1,395	1,409
Citigroup, Inc., 5.125%, 05/05/14	500	495
Citigroup, Inc., 5.850%, 12/11/34	755	750
Ford Motor Credit Corp., 7.000%, 10/01/13	1,755	1,631
Fund American Cos., Inc., 5.875%, 05/15/13	2,090	2,091
GMAC LLC, 6.750%, 12/01/14	1,655	1,627
Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	2,110	2,034
HSBC Holdings PLC, 7.625%, 05/17/32	690	817
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	775	773
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	425	433
Janus Capital Group, Inc., 5.875%, 09/15/11	735	744
JP Morgan Chase & Co., 6.625%, 03/15/12	2,035	2,157
Lazard Group LLC, 7.125%, 05/15/15	2,215	2,335
Lehman Brothers Holdings, Inc., 5.250%, 02/06/12	1,075	1,074
Merrill Lynch & Co., 5.770%, 07/25/11	1,985	2,031
Morgan Stanley, 5.300%, 03/01/13	1,690	1,688
Western Union Co., 5.930%, 10/01/16	2,355	2,361

		26,105

Electric (0.9%)
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,300	1,297
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.688	1,660	1,705

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Electric—continued
Oncor Electric Delivery Co., 7.000%, 05/01/32	810	879
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,500	1,504

		5,385

Entertainment (0.3%)
WMG Acquisition Corp., 7.375%, 04/15/14, Callable 04/15/09 @ 103.688	1,740	1,657

Environment Control (0.3%)
Allied Waste North America, Inc., 7.125%, 05/15/16, Callable 05/15/11 @ 103.56	1,670	1,699

Healthcare — Services (0.3%)
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56 (c)	1,590	1,699

Insurance (0.5%)
American International Group, Ser G, 5.600%, 10/18/16	2,340	2,380
Metlife, Inc., 5.700%, 06/15/35	430	413

		2,793

Investment Companies (0.1%)
Credit Suisse First Boston USA, Inc., 6.500%, 01/15/12	710	746

Lodging (0.3%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31	1,690	1,673

Machinery Diversified (0.0%)
Caterpillar, Inc., 6.050%, 08/15/36	245	250

Media (1.4%)
Dex Media West/ Finance LLC, Ser B, 9.875%, 08/15/13, Callable 08/15/08 @ 104.938	1,540	1,681
EchoStar DBS Corp., 7.125%, 02/01/16	1,720	1,777
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (c)	1,700	1,738
News America Holdings, Inc., 6.200%, 12/15/34	770	747
Rogers Cable, Inc., 6.250%, 06/15/13	1,690	1,715
Time Warner, Inc., 6.500%, 11/15/36	815	813

		8,471

Miscellaneous Manufacturer (0.9%)
General Electric Co., 5.000%, 02/01/13	3,495	3,469
Siemens Financierings NV, 6.125%, 08/17/26 (c)	1,745	1,775

		5,244

Oil & Gas (1.3%)
Anadarko Petroleum Corp., 5.950%, 09/15/16	1,115	1,117
Chesapeake Energy Corp., 6.500%, 08/15/17	1,175	1,160
ConocoPhillips, 5.900%, 10/15/32	580	586
Devon Financing Corp. ULC, 7.875%, 09/30/31	1,530	1,815
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35	1,340	1,235
Weatherford International, Inc., 6.500%, 08/01/36	1,275	1,275
Western Oil Sands, Inc., 8.375%, 05/01/12	470	525

		7,713

Pharmaceuticals (0.3%)
Merck & Co., Inc., 5.125%, 11/15/11	935	938
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	675	651

		1,589

Pipelines (0.8%)
Centerpoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,225	1,365
El Paso Natural Gas Co., 5.950%, 04/15/17 (c)	535	537

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Pipelines—continued
Kinder Morgan Finance Co. ULC, 6.400%, 01/05/36	1,050	940
Southern Natural Gas Co., 5.900%, 04/01/17 (c)	445	445
Williams Cos., Inc., 7.125%, 09/01/11	1,620	1,697

		4,984

Retail (0.6%)
Wal-Mart Stores, Inc., 5.250%, 09/01/35	480	436
Woolworths Ltd., 5.550%, 11/15/15 (c)	2,940	2,920

		3,356

Semiconductors (0.3%)
Advanced Micro Devices, Inc., 7.750%, 11/01/12, Callable 11/01/08 @ 103.88	1,680	1,699

Software (0.1%)
Intuit, Inc., 5.750%, 03/15/17	355	350

Telecommunications (2.5%)
AT&T, Inc., 5.100%, 09/15/14	1,665	1,627
AT&T, Inc., 6.450%, 06/15/34	830	845
Cisco Systems, Inc., 5.500%, 02/22/16	1,910	1,923
Citizens Communications Co., 9.250%, 05/15/11	1,490	1,661
Comcast Corp., 6.450%, 03/15/37	825	826
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.375	1,620	1,685
Qwest Corp., 8.875%, 03/15/12	1,530	1,691
Verizon Communications, Inc., 5.550%, 02/15/16	1,440	1,441
Vodafone Group PLC, 5.500%, 06/15/11	2,480	2,507
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	1,550	1,695

		15,901

Total Corporate Bonds (Cost $116,745)		116,897

U.S. Government Agencies (6.0%)
Fannie Mae (4.9%)
4.250%, 05/15/09	12,225	12,076
5.000%, 10/15/11	15,500	15,593
5.250%, 09/15/16	1,950	1,985

		29,654

Freddie Mac (1.1%)
6.750%, 03/15/31	5,535	6,642

Total U.S. Government Agencies (Cost $36,155)		36,296

U.S. Government Agency Mortgages (37.0%)
Fannie Mae (24.1%)
5.500%, 07/01/16	115	116
5.500%, 11/01/18	291	292
5.000%, 12/01/18	8,153	8,065
5.000%, 01/01/19	3,432	3,394
5.500%, 07/01/19	75	75
5.500%, 08/01/19	603	605
5.500%, 09/01/19	3,005	3,019
5.500%, 09/01/19	197	198
5.000%, 10/01/19	616	608
5.000%, 10/01/19	530	522
5.500%, 12/01/19	156	157
4.500%, 05/01/20	5,255	5,087
4.500%, 12/01/20	10,917	10,568
5.500%, 04/01/21	1,358	1,362
5.500%, 07/01/21	1,548	1,552
6.500%, 06/01/32	64	65
6.500%, 07/01/32	330	339
5.500%, 01/01/33	14,521	14,367
6.500%, 03/01/33	188	192
5.500%, 06/01/33	2,245	2,221
5.500%, 07/01/33	391	387
5.500%, 10/01/33	4,393	4,347
6.500%, 10/01/33	92	94
6.500%, 10/01/33	84	86
5.000%, 11/01/33	5,449	5,264
5.000%, 11/01/33	3,642	3,518
6.000%, 11/01/33	136	138
6.500%, 11/01/33	682	696
6.500%, 11/01/33	96	98
5.500%, 01/01/34	567	561
4.500%, 03/01/34	10,427	9,799
5.000%, 03/01/34	2,768	2,674
5.000%, 03/01/34	3,492	3,373
5.000%, 04/01/34	7,137	6,895
6.500%, 07/01/34	107	109

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Fannie Mae—continued
5.000%, 09/01/35	566	547
4.500%, 10/01/35	1,498	1,408
6.000%, 10/01/35	3,453	3,478
6.000%, 12/01/35	715	720
5.119%, 01/01/36 (b)	7,144	7,157
6.000%, 01/01/36	4,630	4,668
5.000%, 03/01/36	3,998	3,862
5.412%, 04/01/36 (b)	3,646	3,662
5.469%, 04/01/36	2,706	2,728
5.500%, 04/01/36	6,829	6,757
5.351%, 05/01/36 (b)	3,380	3,392
5.369%, 05/01/36 (b)	4,918	4,935
5.443%, 01/01/37	4,966	4,986
5.500%, 01/01/37	5,557	5,499

		144,642

Freddie Mac (10.9%)
5.000%, 11/01/18	56	55
5.500%, 12/01/18	104	104
5.000%, 01/01/19	650	642
6.500%, 07/01/32	133	137
6.000%, 12/01/32	773	783
6.000%, 04/01/33	1,239	1,249
6.000%, 10/01/33	26	27
6.000%, 11/01/33	659	667
6.000%, 11/01/33	488	491
6.000%, 12/01/33	240	243
5.000%, 07/01/34	54	52
6.000%, 07/01/34	962	972
6.000%, 10/01/34	220	223
5.000%, 04/01/35	6,598	6,374
5.500%, 04/01/35	4,407	4,365
6.000%, 04/01/35	3,941	3,973
5.000%, 07/01/35	5,132	4,965
5.000%, 12/01/35	7,406	7,166
5.500%, 03/01/36	7,055	6,981
6.000%, 11/01/36	10,204	10,280
5.356%, 12/01/36 (b)	3,364	3,373
5.287%, 02/01/37 (b)	4,085	4,095
5.289%, 02/01/37 (b)	8,414	8,436

		65,653

Government National Mortgage Association (2.0%)
6.000%, 07/20/36	2,390	2,418
6.000%, 08/20/36	9,313	9,423

		11,841

Total U.S. Government Agency Mortgages (Cost $223,130)		222,136

U.S. Treasury Obligations (30.1%)
U.S. Treasury Bonds (2.3%)
6.125%, 11/15/27	11,525	13,306
4.500%, 02/15/36	610	575

		13,881

U.S. Treasury Notes (27.8%)
3.625%, 04/30/07	180	180
3.125%, 05/15/07	17,220	17,180
4.375%, 05/15/07	13,229	13,217
3.500%, 08/15/09	28,195	27,520
4.750%, 02/15/10	33,375	33,565
4.875%, 04/30/11	2,705	2,738
4.625%, 10/31/11	7,050	7,073
4.625%, 02/29/12	750	753
4.375%, 08/15/12	37,180	36,946
4.500%, 11/15/15	5,570	5,513
2.000%, 01/15/16	17,895	17,968
4.625%, 02/15/17	4,970	4,960

		167,613

Total U.S. Treasury Obligations (Cost $181,971)		181,494

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Total Return Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Money Market Fund (2.6%)
STI Classic Institutional Cash Management Money Market Fund, 5.230% (d)	15,691,028	15,691

Total Money Market Fund (Cost $15,691)		15,691

Total Investments (Cost $605,710) (a) — 100.4%		604,646
Liabilities in excess of other assets — (0.4)%		(2,617)

Net Assets — 100.0%		$602,029

(a)	Cost for federal income tax purposes is $605,749 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$1,687

Unrealized Depreciation	(2,790)

Unrealized Appreciation (Depreciation)	$(1,103)

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 2.5% of net assets as of March 31, 2007.

(d)	Affiliate investment.

Cl	— Class

LLC	— Limited Liability Corporation

LP	— Limited Partnership

PLC	— Public Limited Company

Ser	— Series

At March 31, 2007, liquid assets totaling $3,023, in thousands, have been designated as collateral for open swap agreements.

Credit Default Swap Agreements

			Fixed
		Notional	Rate	Expiration
Underlying Instrument	Counterparty	Amount ($)	(%)	Date	Value ($)

Dow Jones CDS Indices; Series 7	Citibank N.A.	5,600	0.59	03/20/17	(27)

Dow Jones CDS Indices; Series 7	Citibank N.A.	560	0.59	03/20/17	(4)

Brunswick Corp.	Merrill Lynch	(560)	1.15	03/20/17	(4)

Cardinal Health, Inc.	Merrill Lynch	(560)	0.53	03/20/17	2

Campbell Soup Co.	Citibank N.A.	(560)	0.33	03/20/17	(3)

H.J. Heinz Co.	Citibank N.A.	(560)	0.74	03/20/17	(7)

IStar Financial, Inc.	Citibank N.A.	(560)	0.70	03/20/17	6

Lennar Corp.	Citibank N.A.	(560)	1.02	03/20/17	22

Nordstrom, Inc.	Citibank N.A.	(560)	0.45	03/20/17	(4)

Nucor Corp.	Citibank N.A.	(560)	0.24	03/20/17	(7)

Quest Diagnostics, Inc.	Merrill Lynch	(560)	0.78	03/20/17	3

Sprint Nextel Corp.	Citibank N.A.	(560)	1.18	03/20/17	(5)

Weyerhaueser Co.	Citibank N.A.	(560)	1.05	03/20/17	(3)

					(31)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (8.6%)
Automobile ABS (2.0%)
Honda Auto Receivables Owner Trust, Ser 2005-6, Cl A3, 4.850%, 10/19/09	1,025	1,022
Household Automotive Trust, Ser 2006-3, Cl A3, 5.280%, 09/19/11 (b)	475	477
Nissan Auto Receivables Owner Trust, Ser 2003-B, Cl A4, 2.050%, 03/16/09	186	186

		1,685

Diversified Financial Services (0.8%)
Morgan Stanley Capital I, Ser 2006-NC2, Cl A2A, 5.390%, 02/25/36 (b)	703	703

Home Equity ABS (5.8%)
Countrywide Home Equity Loan Trust, Ser 2005-A, Cl A2, 5.560%, 02/15/30 (b)	518	519
Household Home Equity Loan Trust, Ser 2005-C, Cl A, 5.610%, 01/20/34 (b)	1,145	1,147
JP Morgan Mortgage Acquisition Corp., Ser 2006-WMC1, Cl A2, 5.390%, 03/25/36 (b)	757	756
Master Asset Backed Securities Trust, Ser 2005-AB1, Cl A1A, 5.470%, 10/25/32 (b)	414	414
Renaissance Home Equity Loan Trust, Ser 2006-1, Cl AF1, 5.829%, 05/25/36 (b)	324	323
Residential Asset Mortgage Products, Inc., Ser 2006-NC1, Cl A1, 5.400%, 01/25/36 (b)	345	345
Residential Asset Securities Corp., Ser 2005-KS8, Cl A1, 5.430%, 08/25/35 (b)	100	100
Residential Funding Mortgage Securities, Ser 2006-HSA1, Cl A1, 5.430%, 11/25/35 (b)	1,021	1,021
Soundview Home Equity Loan Trust, Ser 2006-0PT2, Cl A1, 5.390%, 05/25/36 (b)	381	381

		5,006

Total Asset Backed Securities (Cost $7,392)		7,394

Collateralized Mortgage Obligations (21.0%)
Adjustable Rate Mortgage Trust, Ser 2005-7, Cl 7A21, 5.570%, 10/25/35 (b)	518	520
Banc of America Commercial Mortgage, Inc., Ser 2004-2, Cl A2, 3.520%, 11/10/38	636	619
Bear Stearns Alternative-A Trust, Ser 2006-2, Cl 23A1, 5.968%, 03/25/36 (b)	796	805
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	962	958
Countrywide Home Loans, Ser 2002-39, Cl A16, 5.000%, 02/25/33	312	311
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.302%, 07/15/36	1,010	992
CS First Boston Mortgage Securities Corp., Ser 2005-C1, Cl A2, 4.609%, 02/15/38	425	419
Deutsche Mortgage Securities, Inc., Ser 2004-5, Cl A2, 4.980%, 07/25/34	475	470
Fannie Mae, Ser 2005-51, Cl KC, 4.500%, 01/25/25	734	724
First Horizon Alternative Mortgage Securities, Ser 2005-AA3, Cl 2A1, 5.185%, 05/25/35 (b)	736	759
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.416%, 09/25/35 (b)	605	606

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Collateralized Mortgage Obligations—continued
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.344%, 06/10/36	1,250	1,234
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	500	490
Indymac Loan Trust, Ser 2006-L1, Cl A1, 5.395%, 04/25/11 (b)	966	966
JP Morgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A1, 4.116%, 03/15/46	792	781
LB Commercial Conduit Mortgage Trust, Ser 1998-C4, Cl A1B, 6.210%, 10/15/35	409	413
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	425	416
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A1, 5.124%, 03/12/44	662	661
Opteum Mortgage Acceptance Corp., Ser 2005-4, Cl 1A1A, 5.490%, 11/25/35 (b)	821	822
Terra LNR Ltd., Ser 2006-1A, Cl A1, 5.450%, 06/15/17 (b) (c)	691	691
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	1,000	981
Washington Mutual, Ser 2005-AR4, Cl A1, 3.624%, 04/25/35 (b)	162	162
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-S, Cl A5, 3.539%, 09/25/34 (b)	750	731
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.000%, 11/25/36	612	608
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.240%, 04/25/36 (b)	1,014	1,008
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.246%, 04/25/36 (b)	883	879

Total Collateralized Mortgage Obligations (Cost $17,917)		18,026

Commercial Paper (2.7%)
HBOS Treasury Services PLC, 5.288%, 04/05/07 (d)	1,300	1,299
Rabobank USA Finance Corp., 5.363%, 04/03/07 (d)	975	974

Total Commercial Paper (Cost $2,274)		2,273

Corporate Bonds (14.6%)
Banks (0.4%)
Wells Fargo & Co., 4.125%, 03/10/08	340	336

Chemicals (0.3%)
Equistar Chemical Funding Corp., 10.125%, 09/01/08	280	295

Commercial Services (0.7%)
ERAC USA Finance Co., 7.350%, 06/15/08 (c)	375	382
Fedex Corp., 2.650%, 04/01/07	200	200

		582

Diversified Financial Services (5.4%)
Boeing Capital Corp., 4.750%, 08/25/08	325	323
CIT Group, Inc., 5.450%, 06/08/09 (b)	1,000	1,001
CIT Group, Inc., 4.250%, 02/01/10	250	244
Goldman Sachs Group, Inc., 6.650%, 05/15/09	200	206
Goldman Sachs Group, Inc. (The), 5.440%, 12/22/08 (b)	1,000	1,001
HSBC Finance Corp., 4.125%, 03/11/08	500	495
International Lease Finance Corp., Ser Q, 4.625%, 06/02/08	500	497
Lehman Brothers Holdings, Inc., 5.450%, 10/22/08 (b)	850	851

		4,618

Energy (0.6%)
Calenergy Co., Inc., 7.630% 10/15/07	270	273
MidAmerican Energy Holdings Co., 3.500%, 05/15/08	222	218

		491

Food (0.6%)
Kroger Co. (The), 7.650%, 04/15/07	550	550

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Insurance (1.2%)
Lincoln National Corp., 5.470%, 04/06/09 (b)	1,000	1,001

Media (1.5%)
Comcast Cable Communications, Inc., 8.375%, 05/01/07	500	502
News America, Inc., 6.625%, 01/09/08	280	282
Time Warner, Inc., 6.150%, 05/01/07	500	500

		1,284

Miscellaneous Manufacturer (0.4%)
Honeywell International, Inc., 7.500%, 03/01/10	200	213
Stanley Works (The), 5.000%, 03/15/10	150	150

		363

Oil & Gas (0.7%)
Anadarko Petroleum Corp., 3.250%, 05/01/08	375	367
Enterprise Products Partners LP, Ser B, 4.625%, 10/15/09	195	192

		559

REITS (0.3%)
Simon Property Group LP, 6.375%, 11/15/07	295	297

Telecommunications (2.3%)
BellSouth Telecommunications, Inc., 5.875%, 01/15/09	375	379
Verizon Global Funding Corp., 6.125%, 06/15/07	575	576
Vodafone Group PLC, 5.440%, 12/28/07 (b)	1,000	1,000

		1,955

Transportation (0.2%)
Union Pacific Corp., 6.650%, 01/15/11	125	131

Total Corporate Bonds (Cost $12,462)		12,462

Master Notes (1.9%)
Banks (1.9%)
Bank of America Corp., 5.383% (b) (e)	1,650	1,650

Total Master Notes (Cost $1,650)		1,650

U.S. Government Agencies (4.2%)
Fannie Mae (1.0%)
5.400%, 04/13/09, Callable 04/13/07 @ 100	825	825

Federal Home Loan Bank (1.7%)
5.300%, 01/22/10, Callable 01/22/08 @ 100	875	875
4.875%, 03/12/10	625	626

		1,501

Freddie Mac (1.5%)
5.500%, 04/24/09, Callable 04/24/07 @ 100	425	425
5.125%, 11/24/10, Callable 11/24/08 @ 100	425	424
5.250%, 02/24/11, Callable 02/24/09 @ 100	425	426

		1,275

Total U.S. Government Agencies (Cost $3,599)		3,601

U.S. Government Agency Mortgages (43.5%)
Fannie Mae (25.7%)
7.510%, 04/01/07	1,235	1,232
6.826%, 11/01/07	548	547
5.969%, 06/01/09	557	559
6.595%, 07/01/09	1,376	1,394
3.500%, 06/25/10	25	25
6.250%, 08/25/30	550	550
5.378%, 05/01/32 (b)	288	293
4.755%, 01/01/33 (b)	1,744	1,753
3.674%, 08/01/33 (b)	632	622
7.098%, 09/01/33 (b)	506	515
7.013%, 10/01/33 (b)	703	715
5.313%, 01/01/34 (b)	543	548
5.646%, 01/01/34 (b)	3,077	3,120
4.328%, 03/01/34 (b)	748	738
4.579%, 04/01/34 (b)	3,202	3,257
4.609%, 07/01/34 (b)	1,189	1,199
4.087%, 10/01/34 (b)	2,093	2,113
4.254%, 12/01/34 (b)	823	823
4.673%, 05/01/35 (b)	970	967

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Fannie Mae—continued
4.280%, 06/01/35 (b)	467	464
5.380%, 06/01/36 (b)	619	621

		22,055

Freddie Mac (16.0%)
3.500%, 05/15/11	62	62
4.000%, 11/15/11	494	488
3.750%, 12/15/11	561	547
5.000%, 02/15/14	367	366
5.516%, 03/31/14	625	625
4.000%, 05/15/15	1,275	1,246
5.000%, 09/15/15	487	485
5.500%, 12/15/15	16	16
5.000%, 12/15/17	262	261
3.500%, 05/15/19	189	187
5.000%, 12/15/20	422	421
3.000%, 04/15/21	138	137
3.000%, 04/15/21	111	111
4.000%, 04/15/21	26	26
3.667%, 08/01/33 (b)	589	585
4.953%, 10/01/33 (b)	3,291	3,335
4.288%, 03/01/34 (b)	904	890
4.943%, 04/01/34 (b)	209	209
4.574%, 05/01/34 (b)	3,172	3,212
6.298%, 09/01/36 (b)	455	464

		13,673

Government National Mortgage Association (1.8%)
5.995%, 02/16/24 (b)	402	408
3.772%, 05/16/25	1,201	1,165

		1,573

Total U.S. Government Agency Mortgages (Cost $37,074)		37,301

U.S. Treasury Obligation (0.3%)
U.S. Treasury Note (0.3%)
3.500%, 02/15/10	255	248

Total U.S. Treasury Obligation (Cost $247)		248

Money Market Fund (1.0%)
STI Classic Institutional Cash
Management Money Market Fund, 5.230% (f)	829,558	830

Total Money Market Fund (Cost $830)		830

Total Investments (Cost $83,445) (a) — 97.8%		83,785
Other assets in excess of liabilities — 2.2%		1,861

Net Assets — 100.0%		$85,646

(a)	Cost for federal income tax purposes is $83,394 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$561

Unrealized Depreciation	(170)

Unrealized Appreciation (Depreciation)	$391

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. This security represents 0.8% of net assets as of March 31, 2007.

(d)	Rate represents the effective yield at purchase.

(e)	Perpetual maturity.

(f)	Affiliate investment.

Cl	— Class

LP	— Limited Partnership

PLC	— Public Limited Company

REIT	— Real Estate Investment Trust

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Government Securities Fund

	Shares or
	Principal
	Amount($)	Value($)

U.S. Government Agencies (5.8%)

Fannie Mae (2.7%)
4.250%, 05/15/09 (c)	15,000	14,817

Freddie Mac (3.1%)
6.750%, 03/15/31 (c)	14,000	16,801

Total U.S. Government Agencies (Cost $31,493)		31,618

U.S. Government Agency Mortgages (59.0%)

Fannie Mae (34.1%)
6.000%, 07/01/16	1,272	1,295
6.000%, 07/01/16	696	709
5.500%, 09/01/17	1,632	1,640
5.500%, 01/01/18	6,130	6,161
5.500%, 04/01/18	799	803
6.290%, 08/01/18	1,107	1,140
5.500%, 11/01/18	6,002	6,029
4.500%, 09/01/20	6,635	6,424
7.000%, 06/01/32	483	503
6.000%, 03/01/33	1,281	1,297
4.063%, 08/01/33 (b)	6,253	6,277
6.000%, 10/01/33	2,177	2,203
6.000%, 04/01/34	5,770	5,828
4.744%, 05/01/34 (b)	6,747	6,639
5.000%, 05/01/34	6,100	5,904
5.500%, 09/01/34	5,404	5,357
5.500%, 02/01/35	10,545	10,445
6.000%, 03/01/35	2,122	2,139
5.228%, 07/01/35 (b)	14,982	14,875
5.000%, 08/01/35	9,028	8,731
5.159%, 01/01/36 (b)	9,968	9,995
6.000%, 01/01/36	14,219	14,325
5.099%, 02/01/36 (b)	8,896	8,911
5.222%, 02/01/36 (b)	4,662	4,677
6.000%, 02/01/36	5,881	5,925
5.500%, 04/01/36	12,994	12,872
6.014%, 05/01/36 (b)	21,293	21,495
6.500%, 05/01/36	12,006	12,247

		184,846

Freddie Mac (24.9%)
4.875%, 11/15/13 (c)	27,500	27,436
5.500%, 04/01/17	1,915	1,926
5.000%, 04/01/19	14,842	14,675
5.302%, 03/01/33 (b)	6,045	6,028
5.000%, 05/01/34	3,914	3,790
5.000%, 08/01/35	30	29
5.000%, 09/01/35	14,617	14,164
6.500%, 06/01/36	15,732	16,044
5.500%, 07/01/36	23,732	23,483
6.500%, 09/01/36	11,403	11,629
6.000%, 12/01/36	16,069	16,198

		135,402

Total U.S. Government Agency Mortgages (Cost $319,456)		320,248

U.S. Treasury Obligations (34.1%)

U.S. Treasury Bond (1.5%)
4.500%, 02/15/36 (c)	8,900	8,391

U.S. Treasury Notes (32.6%)
5.000%, 02/15/11 (c)	38,000	38,652
4.875%, 04/30/11 (c)	48,000	48,577
4.625%, 02/29/12	20,000	20,074
4.375%, 08/15/12 (c)	50,000	49,687
4.250%, 08/15/13	3,450	3,391
2.000%, 01/15/16	16,200	16,266

		176,647

Total U.S. Treasury Obligations (Cost $184,304)		185,038

Short-Term Investment (26.0%)
CSFB Enhanced Liquidity Portfolio, 5.421% (d)	141,387,769	141,388

Total Short-Term Investment (Cost $141,388)		141,388

Money Market Fund (1.4%)
STI Classic Institutional U.S. Government Securities Money Market Fund, 5.100% (e)	7,569,912	7,570

Total Money Market Fund (Cost $7,570)		7,570

Total Investments (Cost $684,211) (a) — 126.3%		685,862
Liabilities in excess of other assets — (26.3)%		(142,836)

Net Assets — 100.0%		$543,026

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Government Securities Fund — concluded

(a)	Cost for federal income tax purposes is $684,233 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$3,119

Unrealized Depreciation	(1,490)

Unrealized Appreciation (Depreciation)	$1,629

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $136,787.

(d)	This security was purchased with cash collateral held from securities lending.

(e)	Affiliate investment.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (2.4%)
Diversified Financial Services (2.4%)
KeyCorp Student Loan Trust, Ser 2004-A, Cl 1A1, 5.400%, 04/27/17 (b)	168	168
Nelnet Student Loan Trust, Ser 2005-4, Cl A1, 5.350%, 12/22/18 (b)	372	373
SLM Student Loan Trust, Ser 2005-10, Cl A2, 5.390%, 04/25/15 (b)	293	292

Total Asset Backed Securities (Cost $832)		833

Collateralized Mortgage Obligations (1.1%)
Fannie Mae, Ser 2005-51, Cl KC, 4.500%, 01/25/25	367	362

Total Collateralized Mortgage Obligations (Cost $361)		362

Master Notes (1.9%)
Banks (1.9%)
Bank of America Corp., 5.383% (b) (c)	650	650

Total Master Notes (Cost $650)		650

U.S. Government Agencies (12.4%)
Fannie Mae (5.0%)
5.225%, 04/09/07 (d)	700	699
5.161%, 04/23/07 (d)	750	748
5.200%, 11/20/09, Callable 05/20/08 @ 100 (e)	275	275

		1,722

Federal Home Loan Bank (3.1%)
5.000%, 10/16/09, Callable 10/16/08 @ 100 (e)	300	299
4.875%, 03/12/10	425	426
5.125%, 09/29/10	335	338

		1,063

Freddie Mac (4.3%)
5.152%, 04/05/07 (d)	750	749
5.500%, 04/24/09, Callable 04/24/07 @ 100	175	175
5.125%, 11/24/10, Callable 11/24/08 @ 100	250	250
5.250%, 02/24/11, Callable 02/24/09 @ 100	300	301

		1,475

Total U.S. Government Agencies (Cost $4,259)		4,260

U.S. Government Agency Mortgages (85.1%)
Fannie Mae (60.7%)
7.510%, 04/01/07	692	690
7.030%, 08/01/07	79	79
5.969%, 06/01/09	149	149
3.500%, 06/25/10	8	8
4.500%, 12/25/12	168	167
3.000%, 06/25/19	30	30
5.378%, 05/01/32 (b)	328	333
3.250%, 11/25/32	92	92
4.755%, 01/01/33 (b)	1,294	1,301
4.279%, 03/01/33 (b)	1,009	1,016
4.214%, 05/01/33 (b)	520	520
3.612%, 07/01/33 (b)	667	664
3.674%, 08/01/33 (b)	682	671
7.098%, 09/01/33 (b)	220	224
7.013%, 10/01/33 (b)	301	307
5.313%, 01/01/34 (b)	244	246
5.646%, 01/01/34 (b)	772	783
4.328%, 03/01/34 (b)	663	654
4.579%, 04/01/34 (b)	1,310	1,333
3.636%, 07/01/34 (b)	2,210	2,217
4.609%, 07/01/34 (b)	1,179	1,189
4.087%, 10/01/34 (b)	1,570	1,585
4.015%, 12/01/34 (b)	1,280	1,285
4.254%, 12/01/34 (b)	1,881	1,881
4.644%, 12/01/34 (b)	470	466
4.191%, 04/01/35 (b)	901	910
4.673%, 05/01/35 (b)	1,165	1,161
4.280%, 06/01/35 (b)	151	150
4.803%, 06/01/35 (b)	811	808

		20,919

Freddie Mac (22.3%)
3.500%, 05/15/11	21	21
4.000%, 11/15/11	253	250
3.750%, 12/15/11	239	233
5.000%, 02/15/14	161	161
4.000%, 05/15/15	725	709
5.000%, 09/15/15	162	162
5.500%, 12/15/15	36	36

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Freddie Mac—continued
3.500%, 05/15/19	159	157
3.000%, 04/15/21	59	59
3.000%, 04/15/21	56	56
4.000%, 04/15/21	8	8
3.500%, 01/15/23	151	150
3.667%, 08/01/33 (b)	589	585
4.953%, 10/01/33 (b)	800	810
4.288%, 03/01/34 (b)	500	492
4.943%, 04/01/34 (b)	102	102
4.574%, 05/01/34 (b)	1,057	1,070
3.319%, 07/01/34 (b)	1,228	1,235
6.298%, 09/01/36 (b)	774	789
5.515%, 04/01/37 (f)	600	600

		7,685

Government National Mortgage Association (2.1%)
5.995%, 02/16/24 (b)	100	102
3.772%, 05/16/25	624	605

		707

Total U.S. Government Agency Mortgages (Cost $29,167)		29,311

Short-Term Investment (1.7%)
CSFB Enhanced Liquidity Portfolio, 5.421% (g)	596,250	596

Total Short-Term Investment (Cost $596)		596

Money Market Fund (1.6%)
Federated Government Obligations Money Market Fund, 5.140%	542,492	542

Total Money Market Fund (Cost $542)		542

Total Investments (Cost $36,408) (a) — 106.2%		36,554
Liabilities in excess of other assets — (6.2)%		(2,143)

Net Assets — 100.0%		$34,411

(a)	Cost for federal income tax purposes is $36,364 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$252

Unrealized Depreciation	(62)

Unrealized Appreciation (Depreciation)	$190

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Perpetual maturity.

(d)	Rate represents the effective yield at purchase.

(e)	This security or a partial position of the security was on loan at March 31, 2007. The total value of securities on loan at March 31, 2007 in thousands was $574.

(f)	This security was purchased on a when-issued basis.

(g)	This security was purchased with cash collateral held from securities lending.

Cl	— Class

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (98.3%)

Virginia (98.3%)
Amherst County Service Authority, RB, 6.000%, 12/15/20, Callable 12/15/10 @ 102	500	539
Amherst County Service Authority, RB, 6.000%, 12/15/30, Callable 12/15/10 @ 102	1,750	1,878
Arlington County Industrial Development Authority, Hospital Facilities, RB, 5.500%, 07/01/11	2,000	2,123
Arlington County Industrial Development Authority, Hospital Facilities, RB, 5.500%, 07/01/17, Prerefunded 07/01/11 @ 101	2,225	2,397
Arlington County Industrial Development Authority, Resource Recovery, Ser B, RB, AMT, 5.375%, 01/01/11, Callable 07/01/08 @ 101	2,785	2,854
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, Callable 01/01/16 @ 100, MBIA	2,890	3,143
Bristol Utility System, RB, 5.250%, 07/15/23, Callable 07/15/13 @ 100, MBIA	1,000	1,074
Charlottesville Industrial Development Authority, Educational Facilities, University of Virginia Foundation Projects, Ser A, RB, 3.630%, 12/01/37, LOC: Wachovia Bank N.A. (b)	4,100	4,100
Chesapeake Water & Sewer Project, GO, 5.000%, 12/01/19, Callable 12/01/14 @ 101	2,465	2,646
Chesapeake, GO, 5.400%, 12/01/08	2,500	2,572
Chesterfield County, Public Improvement, GO, 5.000%, 01/01/14	3,440	3,713
Fairfax County Water Authority, RB, 6.000%, 04/01/22, Callable 04/01/07 @ 102	5,590	5,702
Fairfax County, GO, 5.000%, 01/15/26, Callable 01/15/15 @ 100	1,000	1,063
Fauquier County, School Bonds, GO, 5.000%, 07/01/19, Callable 07/01/16 @ 100, MBIA	2,100	2,275
Front Royal & Warren County Development Authority, Ser B, RB, 5.000%, 04/01/23, Callable 04/01/14 @ 100	2,485	2,614
Greater Richmond Convention Center Authority, Hotel Tax, Center Expansion Project, RB, 6.125%, 06/15/25, Prerefunded 06/15/10 @ 101	1,240	1,342
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, Callable 06/15/15 @ 100, MBIA	2,855	3,073
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/25, Callable 06/15/15 @ 100, MBIA	1,000	1,057
Hampton Golf Course, RB, 6.000%, 12/01/12	745	765
Hampton, Ser A, GO, 5.500%, 07/15/18, Callable 07/15/12 @ 101	1,275	1,392
Hanover County Industrial Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, MBIA	6,100	7,081
Harrisonburg Industrial Development Authority, Hospital Facilities, Rockingham Memorial Hospital, RB, 5.000%, 08/15/25, Callable 08/15/16 @ 100	1,000	1,059

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.850%, 07/20/19, Callable 07/20/09 @ 102, GNMA	400	423
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 4.250%, 06/01/07	525	525
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 5.000%, 06/01/10	1,015	1,040
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 6.500%, 06/01/22, Callable 06/01/12 @ 100	1,040	1,113
Henrico County Economic Development Authority, Residential Care Facilities, Westminster Canterbury, RB, 5.000%, 10/01/21, Callable 10/01/11 @ 100	1,375	1,422
Henrico County Economic Development Authority, Ser A, RB, 5.900%, 07/20/29, Callable 07/20/09 @ 102, GNMA	500	530
Henrico County Industrial Development Authority, Bon Secours Health System, Ser B, RB, 5.150%, 06/01/07, MBIA	2,500	2,506
Henrico County Industrial Development Authority, Regency 64, RB, AMT, 3.350%, 03/01/16, Callable 05/24/07 @ 100, LOC: First Union National Bank	915	907
Henry County Public Service Authority, Water & Sewer, RB, 5.250%, 11/15/13, FSA	1,500	1,632
James City County Economic Development Authority, Public Facility Project, 5.000%, 06/15/21, Callable 06/15/17 @ 100, FSA	2,215	2,382
King George County Industrial Development Authority, Birchwood Power Partners, Ser A, RB, AMT, 3.800%, 10/01/24, LOC: Bank of Nova Scotia (b)	700	700
King George County Industrial Development Authority, Birchwood Power Partners, Ser B, RB, AMT, 3.800%, 12/01/24, LOC: Bank of Nova Scotia (b)	600	600
Loudoun County Industrial Development Authority, Loudoun Hospital Center, RB, 6.000%, 06/01/22, Prerefunded 06/01/12 @ 101	1,000	1,113
Loudoun County Industrial Development Authority, Northern Virginia Criminal Justice, RB, 5.000%, 06/01/26, Callable 06/01/16 @ 100	2,505	2,658
Loudoun County Industrial Development Authority, Public Safety Facilities Lease, Ser A, RB, 5.250%, 12/15/17, Callable 06/15/14 @ 100, FSA	1,110	1,210
Loudoun County Industrial Development Authority, Residential Care Facilities, Ser A, RB, 6.000%, 08/01/24, Callable 08/01/14 @ 100	1,750	1,873
Loudoun County Industrial Development Authority, Residential Care Facilities, Ser B, RB, 5.000%, 08/01/28, Callable 08/01/07 @ 101	1,100	1,111
Loudoun County Public Improvement, Ser B, GO, 5.000%, 06/01/17, Callable 06/01/15 @ 100	1,000	1,085

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/25, Callable 01/01/15 @ 100	3,165	3,355
Loudoun County, Public Improvement, Ser B, GO, 5.000%, 06/01/14	3,500	3,793
Loudoun County, Public Improvement, Ser B, GO, 5.000%, 06/01/16, Callable 06/01/15 @ 100	4,635	5,042
Louisa Industrial Development Authority, Pollution Control, Virginia Electric & Power Co., RB, 5.250%, 12/01/08, Callable 11/08/07 @ 100.50	910	920
Lynchburg Industrial Development Authority, Residential Care Facility, Westminster-Canterbury, RB, 4.875%, 07/01/21, Callable 07/01/17 @ 100	1,000	1,002
Lynchburg, GO, 3.875%, 07/15/08, Callable 07/15/07 @ 100	2,985	2,986
Metropolitan Washington DC Airports Authority, Airport System, Ser A, RB, AMT, 5.500%, 10/01/27, Callable 10/01/11 @ 101, MBIA	1,000	1,065
Metropolitan Washington DC Airports Authority, Airport System, Ser C, RB, 5.000%, 10/01/23, Callable 10/01/16 @ 100	1,965	2,092
Montgomery County Industrial Development Authority, RB, 5.500%, 01/15/18, Callable 01/15/12 @ 101, AMBAC	1,865	2,019
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, Callable 02/01/17 @ 100, FSA	2,225	2,406
Newport News Redevelopment & Housing Authority, RB, 5.850%, 12/20/30, Callable 08/20/07 @ 102, GNMA	500	512
Newport News, GO, 5.250%, 07/01/15	3,000	3,317
Peninsula Ports Authority, Residential Care Facility, Ser A, RB, 7.375%, 12/01/23, Prerefunded 12/01/13 @ 100	4,520	5,463
Pittsylvania County, Ser B, GO, 5.625%, 03/01/15, Callable 03/01/11 @ 102, MBIA	1,000	1,087
Portsmouth, Ser A, GO, 5.000%, 04/01/14, MBIA	2,005	2,163
Portsmouth, Ser A, GO, 5.000%, 07/01/15, MBIA	2,285	2,486
Prince William County Industrial Development Authority, ATCC Lease Project, RB, 5.250%, 02/01/16	1,055	1,160
Prince Williams County, Ser A, COP, 4.250%, 09/01/09	1,000	1,013
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795	1,957
Richmond Industrial Development Authority, Student Housing, RB, 5.450%, 01/01/21, Callable 01/01/11 @ 102	1,000	1,060
Richmond Public Utility, RB, 5.000%, 01/15/23, Callable 01/15/15 @ 100, FSA	1,000	1,062
Richmond, GO, 5.500%, 01/15/12, Callable 01/15/11 @ 101, FSA	2,500	2,682
Richmond, GO, 5.500%, 01/15/15, Callable 01/15/11 @ 101, FSA	1,290	1,381
Richmond, GO, 5.500%, 01/15/18, Callable 01/15/11 @ 101, FSA	3,755	4,015

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/13, Callable 07/01/12 @ 100	2,000	2,178
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/14, Callable 07/01/12 @ 100	2,000	2,176
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/16, Callable 07/01/12 @ 100, MBIA	1,000	1,071
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/18, Callable 07/01/12 @ 100, MBIA	2,000	2,135
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/21, Callable 07/01/12 @ 100, MBIA	1,000	1,067
Roanoke Public Improvement, Ser B, GO, 5.000%, 02/01/24, Callable 02/01/15 @ 101	2,500	2,683
Southhampton County Industrial Development Authority, School Project, Ser B, RB, 4.000%, 04/01/10, Callable 04/01/09 @ 100	1,000	1,004
Spotsylvania County Water & Sewer, RB, 5.000%, 06/01/26, FSA	3,635	3,837
Stafford County & Staunton Industrial Development Authority, Ser C, RB, 5.250%, 02/01/20, Callable 02/01/17 @ 100, XLCA	2,165	2,378
Suffolk Industrial Development Authority, Retirement Facilities, First Mortgage — Lake Prince Center, RB, 5.150%, 09/01/24, Callable 09/01/16 @ 100	725	738
Suffolk Redevelopment & Housing Authority, Multifamily Housing, Summer Station Apartments LLC, RB, 3.760%, 09/01/19, LOC: SunTrust Bank (b)	800	800
Tobacco Settlement Financing Corp., RB, 4.000%, 06/01/13	1,800	1,796
Tobacco Settlement Financing Corp., RB, 5.250%, 06/01/19, Callable 06/01/15 @ 100	1,990	2,088
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, Callable 06/01/15 @ 100	3,500	3,717
Upper Occoquan Sewage Authority, Regional Sewage, Ser A, RB, 4.500%, 07/01/26, Callable 07/01/17 @ 100, FSA	1,000	1,007
Virginia Beach Development Authority, Ser A, RB, 5.375%, 08/01/16, Callable 08/01/12 @ 100	1,650	1,775
Virginia Beach, Public Improvement, Ser B, GO, 5.000%, 05/01/13	2,500	2,676
Virginia Beach, Ser C, GO, 5.000%, 09/15/16	2,825	3,087
Virginia College Building Authority, Educational Facilities Project, Ser A, RB, 5.000%, 02/01/15, Callable 02/01/14 @ 100	4,510	4,843
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, Callable 01/01/16 @ 100	3,090	3,508

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Ser A, RB, 5.000%, 09/01/10	3,000	3,132
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Ser A, RB, 5.000%, 09/01/17, Callable 09/01/16 @ 100, State Aid Withholding	3,000	3,265
Virginia Commonwealth Transportation Board, North Virginia Transportation District, Ser A, RB, 5.000%, 05/15/14	3,000	3,236
Virginia Commonwealth Transportation Board, Oak Grover Connector Transportation Program, Ser A, RB, 5.000%, 05/15/14	1,435	1,548
Virginia Commonwealth Transportation Board, Ser A, RB, 5.375%, 05/15/12, Callable 05/15/11 @ 100	1,000	1,065
Virginia Commonwealth Transportation Board, Ser A, RB, 5.000%, 09/28/15	1,000	1,088
Virginia Housing Development Authority, Commonwealth Mortgage, Ser E, SubSer E-1, RB, AMT, 3.950%, 04/01/08	3,000	3,006
Virginia Housing Development Authority, Commonwealth Mortgage, SubSer D1, RB, AMT, 4.000%, 01/01/09	2,000	2,006
Virginia Housing Development Authority, Multifamily, Ser E, RB, AMT, 5.350%, 11/01/11, Callable 01/01/08 @ 102	1,250	1,286
Virginia Housing Development Authority, Multifamily, Ser H, RB, AMT, 5.625%, 11/01/18, Callable 11/01/09 @ 100	3,500	3,592
Virginia Housing Development Authority, Multifamily, Ser I, RB, AMT, 4.875%, 11/01/12, Callable 01/01/09 @ 101	1,950	1,990
Virginia Polytechnic Institute & State University, Ser D, RB, 5.125%, 06/01/21, Callable 06/01/14 @ 101, AMBAC	2,095	2,270
Virginia Public Building Authority, Public Facilities, Ser C, RB, 5.000%, 08/01/14	2,000	2,159
Virginia Public School Authority, School Financing 1997, Ser A, RB, 5.000%, 08/01/24, Callable 08/01/14 @ 100	1,365	1,444
Virginia Public School Authority, Ser B, RB, 5.000%, 08/01/13, Callable 08/01/10 @ 101	2,910	3,054
Virginia Resource Authority, Senior Infrastructure, Ser B, RB, 5.000%, 11/01/26, Callable 11/01/14 @ 100	2,185	2,315
Virginia Resources Authority, Infrastructure, Ser A, RB, 5.800%, 05/01/30, Prerefunded 05/01/11 @ 101, MBIA	1,500	1,633
Western Regional Jail Authority, Jail Facilities, RB, 4.750%, 06/01/23, Callable 06/01/17 @ 100, MBIA	2,255	2,359
Winchester, Public Improvement, GO, 5.000%, 11/01/18, Callable 11/01/15 @ 100, FGIC	2,580	2,791
York County Industrial Development Authority, Pollution Control Project, RB, 5.500%, 07/01/09, Callable 11/08/07 @ 100.50	740	748

Total Municipal Bonds (Cost $215,255)		219,881

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Money Market Fund (0.7%)
Federated Virginia Municipal Cash Trust, Institutional Class, 3.190%	1,537,186	1,537

Total Money Market Fund (Cost $1,537)		1,537

Total Investments (Cost $216,792) (a) — 99.0%		221,418
Other assets in excess of liabilities — 1.0%		2,174

Net Assets — 100.0%		$223,592

(a)	Cost for federal income tax purposes is $216,777 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$4,908

Unrealized Depreciation	(267)

Unrealized Appreciation (Depreciation)	$4,641

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

COP	— Certificates of Participation

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GNMA	— Security insured by Government National Mortgage Association

GO	— General Obligation

LLC	— Limited Liability Corporation

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

Ser	— Series

XLCA	— Security insured by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)

Certificates of Deposit (6.6%)

Banks (6.1%)
Barclays Bank PLC NY, 5.320%, 06/04/07 (b)	50,000	50,000
Depfa Bank PLC NY, 5.525%, 08/08/07	75,000	75,000
Deutsche Bank AG, 5.410%, 02/28/08 (b)	75,000	75,000
Natixis, 5.400%, 03/27/08 (b)	75,000	75,000
Royal Bank of Canada NY, 5.320%, 03/20/08 (b)	25,000	25,001
Societe Generale NY, 5.380%, 06/01/07 (b)	50,000	50,000
Societe Generale NY, 5.230%, 09/27/07	50,000	50,002
Societe Generale NY, 5.400%, 01/10/08	50,000	50,000
Societe Generale NY, 5.390%, 02/15/08 (b)	75,000	75,000
Toronto Dominion Bank NY, 5.400%, 01/09/08	30,000	29,998

		555,001

Diversified Financial Services (0.5%)
Alliance & Leicester PLC, 5.325%, 06/14/07 (d)	50,000	49,999

Total Certificates of Deposit (Cost $605,000)		605,000

Commercial Paper (44.7%)

Banks (2.3%)
Bank of Ireland, 5.541%, 08/15/07 (c) (d)	50,000	49,022
Depfa Bank PLC NY, 5.419%, 08/02/07 (c) (d)	50,000	49,110
DnB Nor Bank ASA, 5.452%, 06/08/07 (c)	50,000	49,511
DnB Nor Bank ASA, 5.349%, 06/26/07 (c)	50,000	49,394
Northern Rock PLC, 5.372%, 05/04/07 (c) (d)	11,450	11,395

		208,432

Diversified Financial Services (41.9%)
Amstel Funding Corp., 5.408%, 05/16/07 (c) (d)	69,405	68,954
Anglesea Funding LLC, 5.348%, 07/02/07 (c) (d)	50,000	49,352
Anglesea Funding LLC, 5.404%, 07/10/07 (c) (d)	75,000	73,919
Anglesea Funding LLC, 5.430%, 07/16/07 (c) (d)	55,000	54,155
Anglesea Funding LLC, 5.420%, 07/20/07 (c) (d)	35,000	34,441
Anglesea Funding LLC, 5.420%, 08/15/07 (c) (d)	48,250	47,300
Atlas Capital Funding Corp., 5.418%, 04/13/07 (c) (d)	15,430	15,403
Barton Capital LLC, 5.371%, 04/23/07 (c) (d)	53,637	53,464
Bear Stearns Cos., Inc., 5.320%, 06/12/07 (b)	75,000	75,000
Beethoven Funding Corp., 5.383%, 04/13/07 (c) (d)	50,000	49,912
Beethoven Funding Corp., 5.380%, 04/17/07 (c) (d)	30,567	30,495
Beethoven Funding Corp., 5.389%, 04/20/07 (c) (d)	50,000	49,861
Beethoven Funding Corp., 5.384%, 05/24/07 (c) (d)	50,462	50,071
Beethoven Funding Corp., 5.395%, 06/15/07 (c) (d)	65,177	64,464
Beethoven Funding Corp., 5.395%, 06/19/07 (c) (d)	50,000	49,424
Berkeley Square Finance LLC, 5.518%, 04/02/07 (c) (d)	50,000	49,992
Berkeley Square Finance LLC, 5.375%, 04/19/07 (c) (d)	100,000	99,736
Berkeley Square Finance LLC, 5.398%, 04/20/07 (c) (d)	31,148	31,061
Berkeley Square Finance LLC, 5.379%, 04/23/07 (c) (d)	50,000	49,839
Bryant Park Funding LLC, 5.372%, 04/12/07 (c) (d)	15,806	15,781
Catapult-PmX Funding LLC, 5.388%, 04/02/07 (c) (d)	50,000	49,993
Catapult-PmX Funding LLC, 5.377%, 04/18/07 (c) (d)	44,530	44,419
Catapult-PmX Funding LLC, 5.320%, 11/30/07 (b) (d)	100,000	99,989
Chesham Finance LLC, 5.300%, 04/10/07 (b) (d)	50,000	50,000
Chesham Finance LLC, 5.391%, 05/14/07 (c) (d)	50,000	49,689

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
Chesham Finance LLC, 5.420%, 07/09/07 (c) (d)	25,000	24,642
Chesham Finance LLC, 5.270%, 07/25/07 (b) (d)	50,000	49,995
Chesham Finance LLC, 5.310%, 08/07/07 (b) (d)	75,000	74,992
Cimarron Ltd., 5.385%, 04/03/07 (c) (d)	73,162	73,141
Concord Minutemen Capital Corp., 5.379%, 04/04/07 (c) (d)	19,700	19,691
Concord Minutemen Capital Corp., 5.373%, 04/11/07 (c) (d)	39,855	39,797
Cullinan Finance Corp., 5.411%, 04/25/07 (c) (d)	15,300	15,247
Cullinan Finance Corp., 5.436%, 04/26/07 (c) (d)	66,400	66,159
Duke Funding High Grade I Ltd., 5.308%, 04/05/07 (c) (d)	64,821	64,783
East-Fleet Finance LLC, 5.370%, 04/03/07 (c) (d)	50,000	49,985
East-Fleet Finance LLC, 5.407%, 04/04/07 (c) (d)	50,000	49,978
Ebury Finance LLC, 5.473%, 04/02/07 (c) (d)	90,000	89,987
Ebury Finance LLC, 5.400%, 07/30/07 (c) (d)	40,000	39,317
Ebury Finance LLC, 5.300%, 10/12/07 (b) (d)	50,000	49,992
Ebury Finance LLC, 5.464%, 01/30/08 (c) (d)	60,000	57,411
Falcon Asset Securitization Corp. LLC, 5.373%, 04/10/07 (c) (d)	30,890	30,849
Five Finance, Inc., 5.379%, 04/30/07 (c) (d)	23,175	23,077
Five Finance, Inc., 5.404%, 05/21/07 (c) (d)	30,000	29,784
Five Finance, Inc., 5.386%, 07/06/07 (c) (d)	24,000	23,665
Fountain Square Commercial Funding Corp., 5.377%, 04/11/07 (c) (d)	12,540	12,522
Grampian Funding LLC, 5.404%, 05/22/07, LOC: HBOS Treasury Services PLC (c) (d)	100,000	99,260
Hudson-Thames LLC, 5.388%, 06/06/07 (c) (d)	30,431	30,139
Hudson-Thames LLC, 5.395%, 06/29/07 (c) (d)	22,583	22,290
Hudson-Thames LLC, 5.377%, 09/26/07 (c) (d)	51,350	50,039
Irish Life & Permanent PLC, 5.427%, 04/04/07 (c) (d)	10,000	9,996
Irish Life & Permanent PLC, 5.415%, 04/11/07 (c) (d)	30,000	29,956
Irish Life & Permanent PLC, 5.406%, 04/27/07 (c) (d)	50,000	49,811
Irish Life & Permanent PLC, 5.403%, 05/22/07 (c) (d)	19,500	19,356
Jupiter Securities Corp., 5.368%, 04/16/07 (c) (d)	45,552	45,452
Kitty Hawk Funding Corp., 5.381%, 05/02/07 (c) (d)	50,000	49,773
Klio II Funding Corp., 5.399%, 04/18/07 (c) (d)	58,567	58,422
Lexington Parker Capital Corp., 5.371%, 04/16/07 (c) (d)	50,000	49,890
Merrill Lynch & Co., Inc., 5.563%, 05/01/07 (c)	50,000	49,780
Mica Funding LLC, 5.400%, 04/04/07 (c) (d)	11,465	11,460
Mica Funding LLC, 5.375%, 04/05/07 (c) (d)	60,000	59,965
Mica Funding LLC, 5.387%, 04/10/07 (c) (d)	17,780	17,757
Mica Funding LLC, 5.376%, 04/12/07 (c) (d)	117,578	117,387
Mica Funding LLC, 5.395%, 06/20/07 (c) (d)	50,000	49,417
Mica Funding LLC, 5.433%, 08/09/07 (c) (d)	27,300	26,785
Morgan Stanley, 5.417%, 06/25/07 (c)	18,000	17,779
Morgan Stanley, 5.391%, 07/16/07 (c)	50,000	49,239
Morgan Stanley, 5.508%, 09/14/07 (b)	50,000	50,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
Nelnet Student Asset Funding LLC, 5.392%, 04/19/07 (c) (d)	46,931	46,807
New Center Asset Trust, 5.375%, 07/19/07 (c)	50,000	49,211
New Center Asset Trust, 5.399%, 07/26/07 (c)	50,000	49,161
New Center Asset Trust, 5.420%, 08/02/07 (c)	35,000	34,377
New Center Asset Trust, 5.372%, 08/23/07 (c)	98,000	95,972
Park Avenue Receivables Corp., 5.375%, 04/12/07 (c) (d)	50,000	49,919
Ranger Funding Co. LLC, 5.381%, 05/02/07 (c) (d)	50,000	49,773
Sedna Finance, Inc., 5.405%, 09/24/07 (c) (d)	42,250	41,182
Solitaire Funding LLC, 5.437%, 04/19/07 (c) (d)	50,000	49,870
Stanfield Victoria LLC, 5.280%, 11/15/07 (b) (d)	65,000	64,992
Surrey Funding Corp., 5.382%, 05/04/07 (c) (d)	50,000	49,758
Tierra Alta Funding Ltd., 5.410%, 05/23/07 (c) (d)	35,928	35,655
Westpac Securities Ltd., 5.413%, 05/29/07 (c) (d)	9,000	8,924
Whistlejacket Capital Ltd., 5.384%, 04/30/07 (c) (d)	39,275	39,108
Zela Finance, Inc., 5.398%, 04/25/07 (c) (d)	18,500	18,435

		3,838,825

Diversified Manufacturing (0.1%)
Siemens Capital Co. LLC, 5.377%, 04/13/07 (c)	9,620	9,603

Transportation (0.4%)
United Parcel Service, Inc., 5.323%, 07/31/07 (c) (d)	15,500	15,238
United Parcel Service, Inc., 5.421%, 08/31/07 (c) (d)	25,000	24,464

		39,702

Total Commercial Paper (Cost $4,096.562)		4,096,562

Corporate Bonds (46.0%)

Automobile ABS (0.3%)
Ford Credit Auto Owner Trust, Ser 2006-C, Cl A1, 5.357%, 12/15/07 (d)	18,397	18,397
Nissan Auto Lease Trust, Ser 2006-A, Cl A1, 5.347%, 12/14/07	10,021	10,021

		28,418

Banks (8.3%)
Bank of New York Co., Inc., 5.380%, 04/25/08 (b) (d)	25,000	25,000
Calyon, Inc. NY, 5.400%, 11/13/07 (d)	50,000	50,000
Credit Agricole SA, 5.320%, 04/15/08 (b) (d)	50,000	50,000
Danske Bank AS, 5.290%, 04/11/08 (b) (d)	50,000	50,000
National Australia Bank Ltd., 5.289%, 04/07/08 (b) (d)	75,000	75,000
National City Bank Cleveland, 5.315%, 09/18/07 (b)	100,000	99,993
Northern Rock PLC, 5.340%, 04/04/08 (b) (d)	50,000	50,000
Royal Bank of Canada, 5.310%, 04/01/08 (b) (d)	75,000	75,000
Skandinaviska Enskilda Banken AB, 5.320%, 04/09/08 (b) (d)	50,000	50,000
Skandinaviska Enskilda Banken AB, 5.320%, 04/16/08 (b) (d)	50,000	50,000
Svenska Handelsbanken AB, 5.290%, 04/14/08 (b) (d)	70,000	70,000
Wells Fargo & Co., 5.380%, 01/02/08 (b)	10,000	10,000
Wells Fargo & Co., 5.330%, 04/14/08 (b) (d)	50,000	50,000
Westpac Banking Corp., 5.310%, 04/15/08 (b) (d)	60,000	60,000

		764,993

Computers (0.3%)
IBM Corp., 5.330%, 04/08/08 (b) (d)	25,000	25,000

Diversified Financial Services (36.2%)
Alliance & Leicester PLC, 5.330%, 04/08/08 (b) (d)	30,000	30,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
American Express Credit Corp., 5.420%, 03/05/08 (b)	90,000	90,000
Atlas Capital Funding Corp., 5.310%, 07/10/07 (b) (d)	50,000	49,999
Atlas Capital Funding Corp., 5.310%, 07/16/07 (b) (d)	75,000	75,000
Atlas Capital Funding Corp., 5.340%, 09/10/07 (b) (d)	50,000	50,000
Atlas Capital Funding Corp., 5.350%, 10/25/07 (b) (d)	30,000	30,000
Bear Stearns Cos., Inc., 5.320%, 04/25/07 (b)	41,000	41,000
Bear Stearns Cos., Inc., 5.380%, 04/28/08 (b)	125,000	125,001
Beta Finance, Inc., 5.308%, 05/22/07 (b) (d)	50,000	49,999
Beta Finance, Inc., 5.430%, 02/06/08 (b) (d)	75,000	74,997
Beta Finance, Inc., 5.405%, 04/03/08 (b) (d)	50,000	49,995
CC USA, Inc., 5.310%, 05/18/07 (b) (d)	50,000	49,999
CC USA, Inc., 5.420%, 09/24/07 (d)	50,000	50,000
CC USA, Inc., 5.430%, 01/31/08 (b) (d)	75,000	75,000
Cheyne Finance LLC, 5.323%, 05/15/07 (b) (d)	50,000	49,999
Cheyne Finance LLC, 5.317%, 08/15/07 (b) (d)	30,000	29,998
Cheyne Finance LLC, 5.325%, 08/20/07 (b) (d)	50,000	49,997
Cheyne Finance LLC, 5.316%, 12/05/07 (b) (d)	50,000	49,995
Cheyne Finance LLC, 5.312%, 01/14/08 (b) (d)	50,000	49,995
Cheyne Finance LLC, 5.440%, 01/25/08 (b) (d)	30,000	29,998
Cullinan Finance Corp., 5.280%, 04/25/07 (d)	50,000	50,000
Cullinan Finance Corp., 5.320%, 10/12/07 (b) (d)	70,000	69,995
Cullinan Finance Corp., 5.315%, 03/12/08 (b) (d)	50,000	49,995
Dorada Finance, Inc., 5.305%, 05/17/07 (b) (d)	50,000	49,999
Five Finance, Inc., 5.310%, 05/22/07 (b) (d)	50,000	49,999
Five Finance, Inc., 5.310%, 05/25/07 (b) (d)	50,000	49,999
Five Finance, Inc., 5.310%, 10/30/07 (b) (d)	50,000	49,994
General Electric Capital Corp., 5.445%, 07/09/07 (b)	69,000	69,000
Goldman Sachs Group, Inc., 5.370%, 04/14/08 (b) (d)	100,000	100,001
K2 (USA) LLC, 5.320%, 12/05/07 (b) (d)	50,000	49,997
K2 (USA) LLC, 5.320%, 12/10/07 (b) (d)	50,000	49,993
K2 (USA) LLC, 5.435%, 01/30/08 (b) (d)	50,000	50,000
K2 (USA) LLC, 5.530%, 03/03/08 (b) (d)	50,000	49,995
K2 (USA) LLC, 5.315%, 03/17/08 (b) (d)	50,000	49,993
Liberty Light US Capital, 5.320%, 05/11/07 (b) (d)	50,000	50,000
Liberty Light US Capital, 5.315%, 05/18/07 (b) (d)	50,000	49,999
Liberty Light US Capital, 5.320%, 09/14/07 (b) (d)	100,000	99,995
Liberty Light US Capital, 5.320%, 11/02/07 (b) (d)	25,000	24,997
Liberty Light US Capital, 5.320%, 02/04/08 (b) (d)	25,000	24,996
Merrill Lynch & Co., Inc., 5.400%, 04/03/08 (b)	30,000	30,000
Merrill Lynch & Co., Inc., 5.300%, 04/18/08 (b)	40,000	40,000
Merrill Lynch & Co., Inc., 5.300%, 04/23/08 (b)	50,000	50,000
Morgan Stanley, 5.380%, 04/15/08 (b)	75,000	75,000
Morgan Stanley, 5.470%, 04/15/08 (b)	48,500	48,500
Sedna Finance, Inc., 5.422%, 03/07/08 (b) (d)	75,000	74,998
Sedna Finance, Inc., 5.430%, 03/31/08 (b) (d)	75,000	75,000
Sigma Finance, Inc., 5.360%, 05/15/07 (b) (d)	50,000	50,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services—continued
Sigma Finance, Inc., 5.400%, 10/22/07 (d)	50,000	50,000
Sigma Finance, Inc., 5.317%, 11/21/07 (b) (d)	50,000	49,997
Sigma Finance, Inc., 5.325%, 12/14/07 (b) (d)	50,000	49,996
Sigma Finance, Inc., 5.370%, 02/04/08 (b) (d)	50,000	50,015
Sigma Finance, Inc., 5.420%, 04/03/08 (b) (d)	25,000	24,998
Stanfield Victoria LLC, 5.320%, 06/05/07 (b) (d)	25,000	25,000
Stanfield Victoria LLC, 5.330%, 08/01/07 (b) (d)	100,000	99,998
Stanfield Victoria LLC, 5.435%, 01/25/08 (b) (d)	75,000	74,997
Toyota Motor Credit Corp., Ser B, 5.310%, 04/26/07 (b)	50,000	50,000
Whistlejacket Capital Ltd., 5.320%, 11/07/07 (b) (d)	25,000	24,997
Whistlejacket Capital Ltd., 5.320%, 01/14/08 (b) (d)	100,000	99,992
Zela Finance, Inc., 5.330%, 01/25/08 (b) (d)	75,000	74,994
Zela Finance, Inc., 5.430%, 03/12/08 (b) (d)	50,000	50,000

		3,308,401

Insurance (0.4%)
Lincoln National Corp., 5.400%, 04/15/08 (b) (d)	35,000	35,000

Retail (0.5%)
Wal-Mart Stores, Inc., 5.877%, 06/01/07	50,000	50,041

Total Corporate Bonds (Cost $4,211,853)		4,211,853

Master Notes (2.5%)

Banks (2.5%)
Bank of America Corp., 5.508% (b) (e)	232,435	232,435

Total Master Notes (Cost $232,435)		232,435

Repurchase Agreements (0.8%)
Bear Stearns Cos., Inc., 5.325% , dated 03/30/07, to be repurchased on 04/02/07, repurchase price $3,545 (collateralized by U.S. Government Agencies; DN, due 10/01/35; total market value $3,615)	3,543	3,543
BNP Paribas, 5.265%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $12,779 (collateralized by U.S. Government Agencies; 6.375%, due 06/15/09; total market value $13,030)	12,774	12,774
Lehman Brothers, Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $15,158 (collateralized by U.S. Government Agencies; 5.500%, due 11/01/34; total market value $15,454)	15,151	15,151
Merrill Lynch & Co., Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $2,984 (collateralized by U.S. Government Agencies; 6.500%, due 02/15/32; total market value $3,045)	2,982	2,982
Morgan Stanley, 5.265%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $11,416 (collateralized by U.S. Government Agencies; 5.000%, due 08/01/34; total market value $11,687)	11,411	11,411

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Repurchase Agreements—continued
UBS Warburg LLC, 5.335%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $28,846 (collateralized by U.S. Government Agencies; 4.500%-5.500%, due 05/15/26-03/15/37; total market value $29,410)	28,833	28,833

Total Repurchase Agreements (Cost $74,694)		74,694

Time Deposit (0.0%)

Banks (0.0%)
BNP Paribas, 5.380% (b)	930,116	930

Total Time Deposit (Cost $930)		930

Total Investments (Cost $9,221,474) (a) — 100.6%		9,221,474
Liabilities in excess of other assets — (0.6)%		(51,736)

Net Assets — 100.0%		$9,169,738

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rate represents the effective yield at purchase.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 75.7% of net assets as of March 31, 2007.

(e)	Perpetual Maturity.

Cl	— Class

DN	— Discount Note

LLC	— Limited Liability Company

LOC	— Letter of Credit

PLC	— Public Limited Company

Ser	— Series

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (94.5%)
Alabama (2.6%)
Cherokee Industrial Development Board, The BOC Group Project, RB, 3.660%, 04/01/08, LOC: Wachovia Bank of Georgia (b) (c)	3,500	3,500
Houston County Health Care Authority, Ser PT-880, RB, 3.540%, 10/01/19, Callable 02/12/08 @ 100, MBIA (b)	21,380	21,380
Marion Educational Building Authority, Judson College Project, RB, 3.710%, 01/01/33, LOC: SouthTrust Bank N.A. (b)	6,285	6,285
Stevenson Industrial Development Board, Environmental Improvement Revenue, Mead Corp. Project, RB, 3.640%, 11/01/16, LOC: JP Morgan Chase Bank (b)	5,000	5,000
University of Alabama, Hospital Improvements, Ser B, RB, 3.640%, 09/01/31, AMBAC (b)	10,000	10,000

		46,165

Alaska (0.1%)
Alaska State Housing Finance Corp., Housing Development, Ser D, RB, 3.630%, 06/01/37, MBIA (b)	2,000	2,000

Arizona (0.6%)
Phoenix Civic Improvement Corp., Water System, Ser PT-2898, RB, 3.720%, 07/01/24, Callable 07/01/15 @ 100, MBIA (b)	9,980	9,980

California (1.3%)
Culver City School Facilities Financing Authority, Ser PT-3263, RB, 3.660%, 08/01/24, FSA (b) (c)	4,980	4,980
Golden State Tobacco Securitization Corp., Ser B, RB, 3.700%, 06/01/45, AMBAC (b) (c)	12,500	12,500
Pajaro Valley Unified School District, Ser PT-2779, GO, 3.660%, 08/01/22, Callable 08/01/15 @ 100, FSA (b) (c)	4,960	4,960
San Francisco City & County, Ser PT-3017, GO, 3.660%, 06/15/25, Callable 06/15/12 @ 102, MBIA (b) (c)	1,000	1,000

		23,440

Colorado (1.5%)
Arkansas River Power Authority, Ser PT-3550, RB, 3.710%, 10/01/26, XLCA (b) (c)	5,000	5,000
Arkansas River Power Authority, Ser PT-3575, RB, 3.710%, 10/01/21, XLCA (b) (c)	3,000	3,000
Colorado Housing & Finance Authority, St. Moritz Project, Ser H, RB, 3.670%, 10/15/16, FNMA (b)	5,215	5,215
Colorado Water Resources & Power Development Authority, Ser PT-3179, RB, 3.720%, 08/01/25, Callable 08/01/15 @ 100, FSA (b)	12,465	12,465

		25,680

Connecticut (0.3%)
Connecticut, Ser PA-720 R, GO, 3.670%, 06/15/11, Callable 06/15/10 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	5,000	5,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

District of Columbia (0.8%)
District of Columbia, Planned Parenthood Project, RB, 3.660%, 12/01/29, LOC: Bank of America N.A. (b)	6,140	6,140
District of Columbia, The Phillips Collection Issue, RB, 3.660%, 08/01/33, LOC: Bank of America N.A. (b)	4,700	4,700
District of Columbia, Thurgood Marshall Center Trust, RB, 3.680%, 11/01/27, LOC: Branch Banking & Trust Co. (b)	3,220	3,220

		14,060

Florida (9.1%)
De Soto County Industrial Development, Tremron Project, RB, 3.780%, 11/01/15, LOC: Branch Banking & Trust Co. (b)	3,500	3,500
Florida Department of Environmental Protection, Preservation, Ser PT-3335, RB, 3.720%, 07/01/24, Callable 07/01/15 @ 101, MBIA (b) (c)	19,930	19,930
Hillsborough County Industrial Development Authority, Independent Day School Project, RB, 3.710%, 09/01/26, LOC: Bank of America N.A. (b)	1,900	1,900
JEA Electric Systems, Ser 3-A, RB, 3.650%, 10/01/36, CIFG (b)	75,000	75,000
Lake County School Board, Ser PA-1321, COP, 3.720%, 06/01/30, Callable 06/01/15 @ 100, AMBAC (b) (c)	2,000	2,000
Manatee County, St. Stephens Upper School Project, RB, 3.660%, 11/01/25, LOC: Bank of America N.A. (b)	3,100	3,100
Miami-Dade County Industrial Development Authority, Gulliver Schools Project, RB, 3.680%, 09/01/29, LOC: Bank of America N.A. (b)	6,950	6,950
Orlando Utilities Commission, Water & Sewer, Ser PT-2285, RB, 3.710%, 04/01/12, LOC: Dexia Credit Local (b)	9,000	9,000
Santa Rosa County Health Facilities Authority, Baptist Hospital, Inc. Project, RB, 3.660%, 10/01/21, LOC: Bank of America N.A. (b)	7,300	7,300
Sarasota County Health Facility Authority, Bay Village Project, RB, 3.680%, 12/01/23, LOC: Bank of America N.A. (b) (c)	4,000	4,000
University of North Florida Foundation, Inc., Parking Systems Project, RB, 3.650%, 05/01/28, LOC: First Union National Bank (b)	5,300	5,300
Volusia County Housing Finance Authority, Ser MT 151, RB, 3.780%, 11/15/20, AMBAC (b) (c)	21,045	21,045

		159,025

Georgia (1.0%)
Bulloch County Development Authority, Ser PT-2594, RB, 3.720%, 08/01/26, Callable 08/01/15 @ 100, XLCA (b) (c)	4,070	4,070

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Georgia—continued
Cobb County Development Authority, Kennesaw State University Project, RB, 3.660%, 11/01/18, AMBAC (b)	4,595	4,595
Newnan Development Authority, Multifamily Housing, Club at Newnan Crossing Project, RB, AMT, 3.730%, 09/15/36, LOC: Bank of America N.A. (b)	800	800
Savannah Economic Development Authority, Exempt Facilities — Consolidated Utilities, Inc. Project, RB, AMT, 3.780%, 12/01/19, LOC: Branch Banking & Trust Co. (b) (c)	1,985	1,985
Savannah Economic Development Authority, Kennickell Printing Co. Project, RB, AMT, 3.780%, 09/01/11, LOC: Branch Banking & Trust Co. (b)	1,195	1,195
Toombs County Hospital Authority, Meadows Regional Medical Center Project, RB, 3.680%, 12/01/17, LOC: Branch Banking & Trust Co. (b)	4,300	4,300

		16,945

Idaho (0.9%)
Idaho Health Facility Authority, St. Lukes Regional Medical Center Project, RB, 3.800%, 07/01/35, FSA (b)	15,000	15,000

Illinois (11.4%)
Bloomington-Normal Airport Authority, GO, 4.100%, 01/01/12, LOC: JP Morgan Chase & Co. N.A. (b)	500	500
Chicago O’Hare International Airport, General Airport 2nd Lien, Ser B, RB, 3.610%, 01/01/15, LOC: Societe Generale (b)	5,200	5,200
Chicago O’Hare International Airport, General Airport, 3rd Lien, Ser C, RB, 3.660%, 01/01/35, CIFG (b)	22,940	22,940
Chicago, Merlots Project, Ser WWW, GO, 3.690%, 01/01/22, AMBAC (b) (c)	11,000	11,000
Illinois Educational Facilities Authority, Chicago Children’s Museum Project, RB, 3.730%, 02/01/28, LOC: JP Morgan Chase & Co. N.A. (b)	1,600	1,600
Illinois Educational Facilities Authority, Museum of Science & Industry Project, RB, 3.730%, 11/01/15, LOC: Northern Trust Co. (b)	3,900	3,900
Illinois Finance Authority, Alexian Brothers Health Project, RB, 3.640%, 04/01/35, LOC: JP Morgan Chase & Co. N.A. (b)	31,000	30,999
Illinois Finance Authority, Resurrection Health, Ser B, RB, 3.850%, 05/15/35, LOC: JP Morgan Chase & Co. N.A. (b)	20,000	20,000
Illinois Finance Authority, Resurrection Health, Ser C, RB, 3.650%, 05/15/35, LOC: Lasalle Bank N.A. (b)	29,310	29,310
Illinois Health Facilities Authority, Advocate Health Care Project, Ser B, RB, 3.670%, 08/15/22 (b)	1,900	1,900

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Illinois—continued
Illinois Housing Development Authority, Center Apartments Project, RB, 3.610%, 01/01/08, FSA (b)	22,100	22,100
Illinois State, Merlots Project, Ser B04, GO, 3.690%, 12/01/24, Callable 01/01/12 @ 100, FSA (b) (c)	7,215	7,215
Jackson-Union Counties Regional Port District, Port Facilities, Enron Transportation Services, RB, 3.650%, 04/01/24, LOC: Wachovia Bank N.A. (b)	5,225	5,225
Lockport Industrial Development, Panduit Corp. Project, RB, AMT, 3.730%, 04/01/25, LOC: Fifth Third Bank (b) (c)	2,000	2,000
Macon County, Millikin University Project, RB, 3.670%, 10/01/28, AMBAC (b)	5,050	5,050
Naperville, Heritage YMCA Group, Inc. Project, RB, 3.690%, 12/01/29, LOC: Fifth Third Bank (b)	6,800	6,800
Regional Transportation Authority, Ser PT-2398, RB, 3.710%, 06/01/34, FSA (b) (c)	9,980	9,980
Regional Transportation Authority, Ser PT-3518, RB, 3.710%, 06/01/27, FSA (b) (c)	12,985	12,985
Savanna Industrial Development, Metform Corp. Project, Ser A, RB, AMT, 3.780%, 05/01/14, LOC: JP Morgan Chase & Co. N.A. (b)	500	500
Savanna Industrial Development, Metform Corp. Project, Ser B, RB, AMT, 4.000%, 06/01/09, LOC: JP Morgan Chase & Co. N.A. (b)	1,400	1,400
Wheeling Industrial Development, Circuit Service, Inc. Project, RB, AMT, 4.000%, 04/01/18, LOC: JP Morgan Chase & Co. Illinois N.A. (b) (c)	1,200	1,200

		201,804

Indiana (2.4%)
Evansville Vanderburgh Public Leasing Corp., Ser PT-2694, RB, 3.720%, 01/15/24, Callable 07/15/15 @ 100, AMBAC (b) (c)	2,000	2,000
Fort Wayne Economic Development, Notre Dame Technical Project, RB, AMT, 3.780%, 07/01/09, LOC: JP Morgan Chase & Co. N.A. (b) (c)	1,000	1,000
Indiana Bond Bank, RB, 3.710%, 02/01/22, Callable 02/01/15 @ 100, FGIC (b) (c)	5,110	5,110
Indiana Development Finance Authority, Christel House Project, RB, 3.690%, 02/01/23, LOC: Fifth Third Bank (b)	5,970	5,970
Indiana Development Finance Authority, Indiana Historical Society Project, RB, 3.700%, 08/01/31, LOC: JP Morgan Chase & Co. Indiana N.A. (b) (c)	1,200	1,200
Marion Economic Development, Wesleyan University Project, RB, 3.660%, 06/01/36, LOC: Bank of America N.A. (b)	10,000	10,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Indiana—continued
MSD Warren Township Vision 2005 School Building Corp., Merlots Project, Ser A52, RB, 3.690%, 07/15/20, FGIC (b) (c)	6,595	6,595
Purdue University, Ser PT-3817, RB, 3.710%, 07/01/29, LOC: Dexia Credit Local (b) (c)	10,000	10,000

		41,875

Iowa (0.3%)
Iowa Higher Education Loan Authority, Private College-Graceland Project, RB, 3.710%, 02/01/33, LOC: Bank of America N.A. (b)	3,500	3,500
Sac County Industrial, Evapco, Inc. Project, RB, AMT, 3.760%, 07/01/16, LOC: Bank of America N.A. (b)	2,180	2,180

		5,680

Kentucky (0.1%)
Campbell County Industrial Building, Hospital Imaging Co., Inc. Project, RB, 3.710%, 04/01/20, LOC: Fifth Third Bank (b) (c)	2,585	2,585

Louisiana (0.1%)
Louisiana State, Ser PT-3543, GO, 3.720%, 07/15/21, Callable 07/15/16 @ 100, CIFG (b) (c)	2,000	2,000

Maryland (1.6%)
Maryland State Economic Development Corp., YMCA of Central Maryland, Inc. Project, RB, 3.680%, 04/01/28, LOC: Branch Banking & Trust Co. (b)	3,700	3,700
Maryland State Health & Higher Educational Facilities Authority, University of Maryland Medical System, Ser F, RB, 3.640%, 07/01/41, FGIC (b)	10,000	10,000
Maryland State, Ser PA-816, GO, 3.700%, 03/01/12, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	5,995	5,995
Montgomery County Housing Opportunities Commission, Multifamily Housing Development, Ser C, RB, 3.590%, 07/01/37, LOC: Depfa Bank PLC (b)	1,000	1,000
Montgomery County Housing Opportunities Commission, Single Family Mortgage, Ser C, RB, 3.520%, 10/26/07, FHA	6,705	6,705

		27,400

Massachusetts (4.4%)
Massachusetts Bay Transportation Authority, Sales Tax, Ser PT-2581, RB, 3.670%, 07/01/26, LOC: Dexia Credit Local (b) (c)	29,840	29,840
Massachusetts Health & Educational Facilities Authority, Amherst College, Ser H, RB, 3.600%, 11/01/33, Mandatory Put 01/10/08 @ 100	10,000	10,000
Massachusetts State Special Obligations, Dedicated Tax, Ser PT-3050, RB, 3.670%, 01/01/30, FGIC (b) (c)	24,850	24,850

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Massachusetts—continued
Massachusetts State Water Pollution Abatement Trust, Ser PA-1221, RB, 3.680%, 08/01/11, LOC: Merrill Lynch Capital Services, Inc. (b)	2,500	2,500
Massachusetts State, Ser PT-1390, GO, 3.670%, 03/01/10, FSA (b) (c)	9,880	9,880

		77,070

Michigan (2.9%)
Detroit City School District, MT-34B, GO, 3.710%, 05/01/18, Callable 05/01/15 @ 100, FSA (b) (c)	10,000	10,000
Michigan State, Ser A, GO, 4.250%, 09/28/07, LOC: Depfa Bank PLC	15,000	15,054
State of Michigan, School Loan, Ser 05-C, GO, 3.600%, 10/10/07, LOC: Depfa Bank PLC	25,000	25,000

		50,054

Minnesota (0.8%)
Minnesota State, Ser PT-400, RB, 3.610%, 11/01/09, LOC: Merrill Lynch Capital Services, Inc. (b)	14,810	14,828

Mississippi (0.6%)
Mississippi Development Bank, Special Obligation, Ser PT-3303, RB, 3.720%, 12/01/27, Callable 12/01/15 @ 100, AMBAC (b) (c)	5,000	5,000
Mississippi Development Bank, Special Obligation, Ser PT-3636, RB, 3.720%, 01/01/26, Callable 07/01/16 @ 100, FGIC (b) (c)	5,000	5,000

		10,000

Missouri (0.1%)
Howard Bend Levee District, Ser PT-3338, 3.710%, 03/01/27, XLCA (b) (c)	2,000	2,000

Nebraska (0.3%)
Omaha Public Power District, Electric, Ser PT-3607, RB, 3.720%, 02/01/14, LOC: Merrill Lynch Capital Services, Inc. (b)	5,000	5,000

Nevada (1.1%)
Nevada State, Ser 344, GO, 3.690%, 05/15/28, Callable 05/15/08 @ 100, FGIC (b) (c)	5,495	5,495
Washoe County, Ser PT-3452, RB, 3.710%, 12/01/35, LOC: Dexia Credit Local (b)	14,000	14,000

		19,495

New Jersey (4.6%)
Jersey City, Ser PT-2865, GO, 3.680%, 05/15/22, Callable 05/15/15 @ 100, AMBAC (b) (c)	4,985	4,985
New Jersey Economic Development Authority, Ser PT-1532, RB, 3.680%, 12/15/14, MBIA (b) (c)	10,555	10,555
New Jersey Economic Development Authority, Ser PT-2847, RB, 3.680%, 09/01/22, MBIA (b) (c)	19,645	19,645
New Jersey State Transportation Trust Fund Authority, Ser MT-072, RB, 3.680%, 12/15/23, AMBAC (b) (c)	3,700	3,700
New Jersey State Transportation Trust Fund Authority, Ser MT-166, RB, 3.550%, 12/15/18, Callable 12/15/15 @ 100, FGIC (b)	9,495	9,495

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

New Jersey—continued
New Jersey State Transportation Trust Fund Authority, Ser PA-802, RB, 3.680%, 12/15/09, FSA (b) (c)	10,000	10,000
New Jersey State Transportation Trust Fund Authority, Ser PT-2494, RB, 3.680%, 12/15/23, AMBAC (b) (c)	20	20
New Jersey State Turnpike Authority, Ser PT-2843, RB, 3.680%, 01/01/30, FSA (b) (c)	10,520	10,520
New Jersey State, Ser PT-2742, GO, 3.600%, 07/15/19, Callable 12/01/15 @ 100, AMBAC (b) (c)	12,430	12,430

		81,350

New Mexico (1.0%)
Clayton, Jail Project, Ser MT-286, RB, 3.530%, 11/01/24, Callable 11/01/16 @ 100, CIFG (b)	16,860	16,860

New York (11.0%)
Jay Street Development Corp., Facility Lease, Ser A-2, RB, 3.640%, 05/01/22, LOC: Depfa Bank PLC (b)	5,900	5,900
Long Island Power Authority, Electric System, Ser PA-1150, RB, 3.680%, 09/01/33, CIFG (b) (c)	5,000	5,000
Metropolitan Transportation Authority, Ser G, RB, 3.820%, 11/01/26, LOC: BNP Paribas (b)	10,000	10,000
Metropolitan Transportation Authority, Ser-1040, RB, 3.690%, 11/15/20, Callable 11/15/12 @ 100, FGIC (b) (c)	30,770	30,770
New York City Housing Development Corp., Ser PT-2753, RB, 3.690%, 07/01/25, Callable 07/01/15 @ 100, FGIC (b) (c)	2,250	2,250
New York City Municipal Water Finance Authority, Water & Sewer System, Ser PA-1327, RB, 3.690%, 06/15/38, Callable 06/15/13 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	25,000	25,000
New York City Municipal Water Finance Authority, Water & Sewer System, Ser PA-523, RB, 3.690%, 06/15/30, Callable 06/15/07 @ 101, FGIC (b) (c)	32,740	32,740
New York City Transitional Finance Authority, Ser 3, SubSer 3C, RB, 3.640%, 11/01/22, LOC: Dexia Credit Local (b)	1,000	1,000
New York State Dormitory Authority, Secondary Issues, Ser PA-1305, RB, 3.690%, 05/15/31, AMBAC (b)	4,900	4,900
New York State Dormitory Authority, Secondary Issues, Ser PT-2645, RB, 3.690%, 03/15/17, Callable 03/15/15 @ 100, AMBAC (b) (c)	9,900	9,900
New York State Dormitory Authority, Secondary Issues, Ser PT-2966, RB, 3.690%, 02/15/25, AMBAC (b)	5,480	5,480
New York State Dormitory Authority, Secondary Issues, Ser PT-3639, RB, 3.540%, 07/01/13, MBIA (b)	13,080	13,080

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

New York—continued
New York, Ser PT-2878, GO, 3.680%, 04/01/25, Callable 04/01/15 @ 100, CIFG (b) (c)	3,865	3,865
New York, Ser PT-3069, GO, 3.680%, 08/01/25, Callable 08/01/15 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	5,000	5,000
New York, Ser PT-3822, GO, 3.600%, 01/01/17, LOC: Dexia Credit Local (b) (c)	21,105	21,105
Sales Tax Asset Receivables Corp., Ser PT-2450, RB, 3.690%, 10/15/25, Callable 10/15/14 @ 100, MBIA (b) (c)	14,920	14,920
Southeast Industrial Development Agency, Unilock New York, Inc. Project, RB, AMT, 4.000%, 12/01/12, LOC: JP Morgan Chase & Co. N.A. (b) (c)	1,600	1,600

		192,510

North Carolina (3.7%)
Charlotte Water & Sewer Systems, Ser B, RB, 3.630%, 07/01/36, LOC: Depfa Bank PLC (b)	10,000	10,000
Cleveland County Family YMCA, Inc. Recreational Facilities, RB, 3.680%, 08/01/18, LOC: Branch Banking & Trust (b) (c)	2,200	2,200
Forsyth County, Communications System Project, COP, 3.680%, 10/01/12, LOC: Wachovia Bank N.A. (b)	7,695	7,695
Guilford County Industrial Facilities & Pollution Control Financing, YMCA of Greensboro, Inc. Project, RB, 3.680%, 02/01/23, LOC: Branch Banking & Trust Co. (b)	4,300	4,300
North Carolina Medical Care Commission Healthcare Facilities, University Eastern Carolina, Ser C2, RB, 3.610%, 12/01/36, AMBAC (b)	20,900	20,900
North Carolina Medical Care Commission, Health Care Facilities, Friends Homes Project, RB, 3.670%, 09/01/33, LOC: Bank of America N.A. (b)	6,670	6,670
North Carolina Medical Care Commission, Health Care Facilities, Lutheran Services for the Aging Project, RB, 3.660%, 03/01/28, LOC: Branch Banking & Trust Co. (b)	7,650	7,650
North Carolina Medical Care Commission, North Carolina Baptist Hospitals Project, Ser B, RB, 3.650%, 06/01/22, LOC: Wachovia Bank of North Carolina (b)	1,200	1,200
North Carolina Medical Care Commission, Westcare Health Systems Obligation, Ser A, RB, 3.680%, 09/01/22, LOC: Branch Banking & Trust Co. (b)	4,280	4,280

		64,895

Ohio (0.6%)
Ohio State Higher Educational Facility Commission, Pooled Financing Project, RB, 3.730%, 09/01/18, LOC: Fifth Third Bank (b)	3,160	3,160
Rickenbacker Port Authority, YMCA of Central Ohio Project, RB, 3.730%, 05/01/22, LOC: Fifth Third Bank (b)	7,000	7,000

		10,160

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Pennsylvania (4.0%)
Delaware County Industrial Development Authority, Airport Facilities, United Parcel Service Project, RB, 3.810%, 12/01/15 (b)	20,000	20,000
Delaware River Port Authority, Ser PA-965, RB, 3.680%, 01/01/10, FSA (b) (c)	5,920	5,920
Delaware Valley Regional Finance Authority Local Government, Ser PA-1029-R, RB, 3.700%, 01/01/14 (b) (c)	3,000	3,000
Delaware Valley Regional Finance Authority, Local Government, Ser PA-1028, RB, 3.700%, 01/01/14, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	12,000	12,000
Delaware Valley Regional Finance Authority, Local Government, Ser PA-1041R, RB, 3.700%, 07/01/32, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	19,990	19,990
Philadelphia Authority for Industrial Development, Chemical Heritage Foundation Project, RB, 3.660%, 07/01/27, LOC: Wachovia Bank N.A. (b)	8,610	8,610

		69,520

Puerto Rico (0.9%)
Puerto Rico Electric Power Authority, Ser PA-778R, RB, 3.640%, 07/01/20, FSA (b) (c)	2,000	2,000
Puerto Rico Highway & Transportation Authority, Ser PA-1380R, RB, 3.640%, 07/01/41, CIFG (b) (c)	10,000	10,000
Puerto Rico, Floater — TRS Trust Ser 2006 FR/RI Lehman Brothers, Inc. as Trustor Underwriter, Ser K19, GO, 3.640%, 07/01/16, MBIA (b) (c)	3,100	3,100

		15,100

South Carolina (3.6%)
Berkeley County School District, Ser PT-3094, GO, 3.720%, 02/01/17, Callable 02/01/13 @ 102, LOC: Merrill Lynch Services, Inc. (b)	5,000	5,000
Columbia Waterworks & Sewer System, Ser PT-2861, RB, 3.720%, 02/01/24, Callable 02/01/15, FSA (b) (c)	2,000	2,000
Patriots Energy Group, Gas Facilities, Ser A, RB, 3.660%, 06/01/36, CIFG (b)	10,000	10,000
South Carolina Educational Facilities Authority, Charleston Southern University Project, RB, 3.660%, 04/01/28, LOC: Bank of America N.A. (b)	5,345	5,345
South Carolina Educational Facilities Authority, Newberry College Project, RB, 3.680%, 09/01/35, LOC: Branch Banking & Trust Co. (b)	8,000	8,000
South Carolina Jobs-Economic Development Authority, DCS Diversified Coating Systems, Inc. Project, RB, AMT, 3.780%, 04/01/17, LOC: Branch Banking & Trust Co. (b)	110	110

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

South Carolina—continued
South Carolina Jobs-Economic Development Authority, USC Development Foundation Project, RB, 3.680%, 12/01/10, LOC: Branch Banking & Trust Co. (b)	6,000	6,000
South Carolina Jobs-Economic Development Authority, YMCA of Beaufort County Project, RB, 3.680%, 12/01/24, LOC: Branch Banking & Trust Co. (b)	3,170	3,170
South Carolina State Housing Finance & Development Authority, Ser PT-1272, RB, 3.740%, 12/15/30, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	10,000	10,000
South Carolina State School, Ser PT-1225, GO, 3.700%, 01/01/12 (b)	10,000	10,000
University of South Carolina Development Foundation, RB, 3.680%, 12/01/10, LOC: Branch Banking & Trust Co. (b)	4,000	4,000

		63,625

Tennessee (2.4%)
Memphis, Ser PT-3801, GO, 3.730%, 11/01/22, Callable 11/01/16 @ 100, XLCA (b) (c)	25,000	25,000
Metropolitan Government, Nashville & Davidson County Health & Educational Facilities Board, Nashville Christian School Project, RB, 3.710%, 09/01/23, LOC: SouthTrust Bank N.A. (b)	1,460	1,460
Tennessee Energy Acquisition Corp., Ser PA-1395, 3.730%, 09/01/21, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	15,000	15,000

		41,460

Texas (5.0%)
Eclipse Funding Trust, Texas Southmost College District, Ser 2006-0061, GO, 3.710%, 02/15/26, Callable 02/15/15 @ 100, AMBAC (b) (c)	10,000	10,000
Garland Electric System, Ser PT-2677, RB, 3.720%, 03/01/25, Callable 03/01/14 @ 100, FSA (b) (c)	3,000	3,000
Lower Colorado River Authority, Merlots Project, Ser ZZZ, RB, 3.690%, 01/01/28, FSA (b) (c)	3,500	3,500
Texas Municipal Gas Acquisition & Supply Corp., Gas Supply, Ser PA-1438-R, RB, 3.720%, 12/15/26, LOC: Merrill Lynch Capital Services (b) (c)	16,000	16,000
Texas State Department of Housing & Community Affairs, Multifamily Housing, Ser PT-3558, RB, 3.700%, 04/01/39, Callable 04/01/21 @ 102, FNMA (b) (c)	12,400	12,400
Texas State, Ser PT-3670, GO, 3.720%, 04/01/28, Callable 04/01/17 @ 100 FGIC (b) (c)	15,000	15,000
Texas State, Tax & Revenue Anticipation Notes, 4.500%, 08/31/07	25,000	25,082

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Texas—continued
Williamson County, Ser PT-2627, GO, 3.720%, 02/15/18, Callable 02/15/17 @ 100, MBIA (b)	2,000	2,000

		86,982

Virginia (3.6%)
ABN AMRO Munitops Certificate Trust, Ser 2003-33, RB, 3.690%, 04/01/11, MBIA (b) (c)	5,370	5,370
Clarke County Industrial Development Authority, Powhatan School District Project, RB, 3.680%, 09/01/22, LOC: Branch Banking & Trust Co. (b)	1,360	1,360
Danville-Pittsylvania Regional Industrial Facility Authority, Institute of Advanced Research Project, RB, 3.680%, 08/01/12, LOC: Branch Banking & Trust Co. (b)	1,635	1,635
Fairfax County Economic Development Authority, Public Broadcasting Services Project, RB, 3.640%, 07/01/40, LOC: Bank of America N.A. (b)	7,500	7,500
Fairfax County Industrial Development Authority, Inova Health Systems Project, RB, 3.560%, 01/01/30 (b)	15,500	15,500
Farmville Industrial Development Authority, Educational Facilities, Longwood Student Housing, Ser B, RB, 3.640%, 09/01/36, LOC: Bank of America N.A. (b)	5,340	5,340
Louisa County Industrial Development Authority, University of Virginia Health Services Foundation Project, RB, 3.600%, 10/01/30, LOC: First Union National Bank (b)	3,000	3,000
Norfolk Redevelopment & Housing Authority, Student Housing Project, RB, 3.660%, 07/01/34, LOC: Bank of America N.A. (b)	7,000	7,000
Virginia Biotechnology Research Park Authority, United Network of Organ Sharing Project, RB, 3.660%, 04/01/27, LOC: Wachovia Bank N.A. (b)	6,485	6,485
Virginia State Public School Authority, Ser PT-1619, RB, 3.690%, 08/01/08, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	6,445	6,445
Williamsburg Industrial Development Authority, Colonial Williamsburg Project, RB, 3.660%, 10/01/35, LOC: First Union National Bank (b)	4,220	4,220

		63,855

Washington (3.4%)
King County Housing Authority, Ser PT-2185, RB, 3.700%, 09/20/42 (b) (c)	5,420	5,420
King County School District No. 401, Highline Public Schools, Ser PT-1423, GO, 3.720%, 12/01/09, FGIC (b)	9,980	9,980
King County Sewer, Ser PA-1071, RB, 3.720%, 01/01/10, FSA (b) (c)	7,495	7,495

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Washington—continued
Seattle Certificates, Ser 348, GO, 3.690%, 12/15/28, Callable 12/15/08 @ 100, LOC: Morgan Stanley Dean Witter (b) (c)	4,495	4,495
Seattle Municipal Light & Power, RB, 3.610%, 11/01/15, LOC: JP Morgan Chase Bank (b)	5,000	5,000
Seattle Municipal Light & Power, Ser A, RB, 3.540%, 05/01/16, LOC: JP Morgan Chase Bank (b)	3,000	3,000
Washington Public Power Supply System, Nuclear Power Project No. 1, Ser 1A-1, RB, 3.660%, 07/01/17, LOC: Bank of America N.A. (b)	3,345	3,345
Washington State, Merlots Project, Ser B23, GO, 3.690%, 12/01/25, Callable 06/01/13 @ 100, MBIA (b) (c)	10,000	10,000
Washington State, Ser D, GO, 4.500%, 01/01/08	10,250	10,316

		59,051

Wisconsin (1.7%)
ABN AMRO Munitops Certificates Trust, Ser 2004-49, GO, 3.700%, 05/01/12, FSA (b) (c)	9,400	9,400
Germantown Industrial, J.W. Speaker Corp. Project, RB, AMT, 4.150%, 08/01/11, LOC: JP Morgan Chase & Co. Milwaukee N.A. (b) (c)	420	420
Oconomowoc Industrial Development, Quest Technologies Project, RB, AMT, 4.000%, 05/01/18, LOC: JP Morgan Chase & Co. Wisconsin N.A. (b) (c)	75	75
Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Ser B, RB, 3.640%, 04/01/28, LOC: Marshall & Ilsley (b)	20,490	20,490

		30,385

Other (4.7%)
Eagle Tax-Exempt Trust, Ser 20001001, Cl A, GO, 3.720%, 07/01/15, Callable 07/01/10 @ 100, LOC: Citibank N.A. (b) (c)	7,025	7,025
Eagle Tax-Exempt Trust, Ser 991301, GO, 3.720%, 06/01/25, FSA (b) (c)	9,900	9,900
Municipal Securities Pool Trust Receipts, Ser SG P-18, RB, 3.780%, 01/01/35, LOC: Societe Generale (b) (c)	800	800
Municipal Securities Pool Trust Receipts, Ser SG-PG 17, 3.780%, 06/01/34 (b) (c)	2,815	2,815
Putable Floating Rate Option, Tax-Exempt Receipts, Ser EC-001, RB, 3.850%, 10/01/35, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	13,760	13,760
Putable Floating Rate Option, Tax-Exempt Receipts, Ser PPT-1001, Cl D, 3.750%, 03/01/40 (b) (c)	8,405	8,405
Putable Floating Rate Option, Tax-Exempt Receipts, Ser PPT-1001, Cl I, 3.750%, 03/01/40 (b) (c)	8,500	8,500
Putable Floating Rate Option, Tax-Exempt Receipts, Ser PPT-34, 4.250%, 12/01/29 (b) (c)	30,000	30,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Other—continued
Putable Floating Rate Option, Tax-Exempt Receipts, Ser PPT-39, Cl A, RB, AMT, 3.780%, 10/01/39 (b) (c)	840	840

		82,045

Total Municipal Bonds (Cost $1,654,884)		1,654,884

Money Market Funds (5.0%)
Federated Tax-Free Obligations Fund, 3.490%	38,639,091	38,639
Goldman Sachs Financial Square Funds Tax Free Money Market Fund, 3.510%	49,493,768	49,494

Total Money Market Funds (Cost $88,133)		88,133

Total Investments (Cost $1,743,017) (a) — 99.5%		1,743,017
Other assets in excess of liabilities — 0.5%		9,087

Net Assets — 100.0%		$1,752,104

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 44.1% of net assets as of March 31, 2007.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

CIFG	— Security insured by Capitalized Interest Financial Guaranty

Cl	— Class

COP	— Certificates of Participation

FGIC	— Security insured by Financial Guaranty Insurance Company

FHA	— Security insured by Federal Housing Administration

FNMA	— Security insured by Fannie Mae

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

PLC	— Public Limited Company

RB	— Revenue Bond

Ser	— Series

XLCA	— Security insured by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Government Securities Money Market Fund

	Principal
	Amount($)	Value($)

U.S. Government Agencies (24.8%)
Fannie Mae (4.4%)
5.587%, 06/01/07 (b)	10,000	9,911
5.341%, 08/31/07 (b)	10,000	9,789
4.375%, 09/07/07	2,425	2,416
5.274%, 09/28/07 (b)	7,100	6,924
5.300%, 01/08/08, Callable 06/17/07 @ 100	12,500	12,500

		41,540

Federal Farm Credit Bank (2.1%)
5.250%, 06/06/07 (c)	20,000	20,001

Federal Home Loan Bank (7.9%)
5.240%, 04/25/07 (c)	10,000	10,000
5.200%, 10/17/07, Callable 04/17/07 @ 100	7,100	7,097
5.400%, 10/26/07, Callable 06/29/07 @ 100	9,600	9,600
5.280%, 02/07/08 (c)	42,500	42,500
5.280%, 02/07/08 (c)	5,000	5,000
5.375%, 02/28/08, Callable 05/02/07 @ 100	400	400

		74,597

Freddie Mac (10.4%)
5.319%, 04/17/07 (b)	10,000	9,978
3.750%, 08/03/07	5,000	4,975
4.000%, 08/17/07	2,595	2,583
4.050%, 09/24/07	2,900	2,884
5.173%, 09/27/07 (c)	31,000	30,993
4.625%, 10/05/07	8,700	8,675
5.350%, 12/19/07, Callable 06/19/07 @ 100	15,000	15,000
5.375%, 03/14/08, Callable 05/15/07 @ 100	24,500	24,500

		99,588

Total U.S. Government Agencies (Cost $235,726)		235,726

Repurchase Agreements (75.3%)
Bear Stearns Cos., Inc., 5.325%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $55,368 (collateralized by U.S. Government Agencies; DN, 10/01/35; total market value $56,452)	55,343	55,343
BNP Paribas, 5.265%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $163,374 (collateralized by U.S. Government Agencies; DN–4.875%, 04/15/07–04/10/08; total market value $166,569)	163,303	163,303
HSBC Securities, Inc., 5.295%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $186,480 (collateralized by U.S. Government Agencies; 5.500%, 02/15/37; total market value $190,128)	186,397	186,397
Lehman Brothers, Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $42,159 (collateralized by U.S. Government Agencies; 5.500%, 11/01/34; total market value $42,982)	42,141	42,141
Merrill Lynch & Co., Inc., 5.255%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $24,374 (collateralized by U.S. Government Agencies; 4.000%–5.500%, 09/15/18–07/15/26; total market value $24,852)	24,363	24,363
Morgan Stanley, 5.265%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $69,704 (collateralized by U.S. Government Agencies; 4.189%–6.052%, 06/01/33–02/01/37; total market value $71,077)	69,673	69,673

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Government Securities Money Market Fund — concluded

	Principal
	Amount($)	Value($)

Repurchase Agreements—continued
UBS Warburg LLC, 5.335%, dated 03/30/07, to be repurchased on 04/02/07, repurchase price $173,518 (collateralized by U.S. Government Agencies; 4.000%–6.000%, 05/25/14–03/15/35; total market value $176,911)	173,441	173,441

Total Repurchase Agreements (Cost $714,661)		714,661

Total Investments (Cost $950,387) (a) — 100.1%		950,387
Liabilities in excess of other assets — (0.1)%		(1,293)

Net Assets — 100.0%		$949,094

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Rate represents the effective yield at purchase.

(c)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

DN	— Discount Note

LLC	— Limited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Treasury Money Market Fund

	Principal
	Amount($)	Value($)

U.S. Treasury Obligations (1.9%)
U.S. Treasury Bills (1.9%)
5.129%, 04/12/07 (b)	9,000	8,986
5.169%, 07/26/07 (b)	11,000	10,823

Total U.S. Treasury Obligations (Cost $19,809)		19,809

Repurchase Agreements (98.5%)
ABN AMRO Bank N.V., 5.015%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $164,106 (collateralized by U.S. Treasury Obligations; DN, due 08/09/07–09/13/07; total market value $167,319)	164,037	164,037
Bear Stearns Cos., Inc., 4.915%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $25,731 (collateralized by U.S. Treasury Obligations; 1.875%–4.625%, due 10/15/08–07/15/15; total market value $27,216)	25,720	25,720
BNP Paribas, 4.965%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $111,928 (collateralized by U.S. Treasury Obligations; 3.625%–8.875%, due 01/15/08–08/15/17; total market value $114,119)	111,881	111,881
Deutsche Bank AG, 5.015%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $13,237 (collateralized by U.S. Treasury Obligations; DN, due 05/15/08; total market value $13,496)	13,232	13,232
Dresdner Bank AG, 5.065%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $97,059 (collateralized by U.S. Treasury Obligations; DN–4.000%, due 06/07/07–09/30/07; total market value $98,963)	97,019	97,019
Greenwich Capital Markets, Inc., 5.085%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $161,585 (collateralized by U.S. Treasury Obligations; 4.000%–4.625%, due 04/15/10–02/15/17; total market value $164,751)	161,517	161,517
HSBC Securities, Inc., 5.015%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $158,331 (collateralized by U.S. Treasury Obligations; 5.250%–7.875%, due 11/15/16–11/15/28; total market value $161,432)	158,265	158,265
JP Morgan Chase & Co., 5.035%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $34,776 (collateralized by U.S. Treasury Obligations; 8.125%, due 05/15/21; total market value $35,460)	34,762	34,762
Lehman Brothers, Inc., 4.665%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $15,160 (collateralized by U.S. Treasury Obligations; 8.500%, due 02/15/20; total market value $15,458)	15,154	15,154

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

U.S. Treasury Money Market Fund — concluded

	Principal
	Amount($)	Value($)

Merrill Lynch & Co., Inc., 5.065%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $40,457 (collateralized by U.S. Treasury Obligations; 4.750%, due 12/31/08; total market value $41,252)	40,440	40,440
Morgan Stanley, 5.065%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $43,102 (collateralized by U.S. Treasury Obligations; DN, due 11/15/22; total market value $43,945)	43,083	43,083
UBS Warburg LLC, 5.085%, dated 03/30/07 to be repurchased on 04/02/07, repurchase price $175,989 (collateralized by U.S. Treasury Obligations; DN–8.875%, due 02/15/19–08/15/31; total market value $179,434)	175,915	175,915

Total Repurchase Agreements (Cost $1,041,025)		1,041,025

Total Investments (Cost $1,060,834) (a) — 100.4%		1,060,834
Liabilities in excess of other assets — (0.4)%		(4,215)

Net Assets — 100.0%		$1,056,619

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Rate represents the effective yield at purchase.

DN	— Discount Note

LLC	— Limited Liability Corporation

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)

Municipal Bonds (91.4%)
Guam (1.8%)
Guam Power Authority, Ser PA-531, RB, 3.650%, 10/01/18, LOC: Merrill Lynch Capital Services, Inc. (b)	11,025	11,025

Virginia (77.5%)
Albemarle County Industrial Development Authority, University of Virginia Health Services Project, RB, 3.660%, 10/01/22, LOC: Wachovia Bank N.A. (b) (c)	5,795	5,795
Alexandria Industrial Development Authority, American Red Cross Project, RB, 3.710%, 01/01/09, LOC: First Union National Bank (b)	1,145	1,145
Alexandria Industrial Development Authority, Association for Supervision & Currency Project, RB, 3.660%, 07/01/23, LOC: Wachovia National Bank NA (b) (c)	1,330	1,330
Alexandria Industrial Development Authority, Educational Facilities, Alexandria County Day School Project, RB, 3.710%, 06/01/25, LOC: First Union National Bank (b)	4,060	4,060
Alexandria Industrial Development Authority, Pooled Loan Program, Ser A, RB, 3.660%, 07/01/26, LOC: Bank of America N.A. (b)	1,000	1,000
Amherst County Economic Development Authority, Englands Stove Works Project, RB, AMT, 3.780%, 02/01/27, LOC: Branch Banking & Trust Co. (b)	1,250	1,250
Arlington County, Ballston Public Parking Project, RB, 3.670%, 08/01/17, LOC: Citibank N.A. (b)	6,350	6,350
Ashland Industrial Development Authority, Health & Community Services Facilities, YMCA Greater Richmond Project, Ser A, RB, 3.660%, 11/01/20, LOC: Wachovia Bank N.A. (b) (c)	8,230	8,230
Big Stone Gap Redevelopment & Housing Authority, Correctional Facility Lease, RB, 5.000%, 09/01/07	1,975	1,987
Charlottesville Industrial Development Authority, Educational Facilities, University of Virginia Foundation Projects, Ser A, RB, 3.630%, 12/01/37, LOC: Wachovia Bank N.A. (b)	5,000	5,000
Charlottesville Industrial Development Authority, Seminole, Ser A, RB, 3.720%, 12/01/13, Callable 12/01/07 @ 100, LOC: Branch Banking & Trust Co. (b)	3,340	3,340
Chesapeake Bay Bridge & Tunnel Commission, District Authority, General Resolution Project, RB, 5.000%, 07/01/07, FGIC	1,045	1,049
Chesapeake Bay Bridge & Tunnel Commission, District Authority, General Resolution Project, RB, 3.720%, 07/01/25, MBIA (b)	6,755	6,755

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Chesapeake Bay Bridge & Tunnel Commission, District Authority, Ser A-39, RB, 3.690%, 07/01/25, MBIA (b) (c)	1,490	1,490
Clarke County Industrial Development Authority, Hospital Facilities, Winchester Medical Center Project, RB, 3.660%, 01/01/30, FSA (b)	19,480	19,480
Danville-Pittsylvania Regional Industrial Facility Authority, Institute of Advanced Research Project, RB, 3.680%, 08/01/12, LOC: Branch Banking & Trust Co. (b)	5,015	5,015
Fairfax County Economic Development Authority, Flint Hill School Project, RB, 3.720%, 09/01/21, LOC: First Union National Bank (b) (c)	4,365	4,365
Fairfax County Economic Development Authority, Public Broadcasting Services Project, RB, 3.640%, 07/01/40, LOC: Bank of America N.A. (b)	12,000	12,000
Fairfax County Economic Development Authority, Smithsonian Institute, Ser A, RB, 3.620%, 12/01/33, LOC: Bank of America N.A. (b)	4,000	4,000
Fairfax County Economic Development Authority, Smithsonian Institute, Ser B, RB, 3.610%, 12/01/33, LOC: Bank of America N.A. (b)	3,700	3,700
Fairfax County Industrial Development Authority, Fairfax Hospital Project, Ser A, RB, 3.560%, 10/01/25 (b)	2,250	2,250
Fairfax County Industrial Development Authority, Fairfax Hospital Project, Ser B, RB, 3.560%, 10/01/25 (b)	4,475	4,475
Fairfax County Industrial Development Authority, Inova Health Systems Project, RB, 3.560%, 01/01/30 (b)	6,620	6,620
Fairfax County Industrial Development Authority, Inova Health Systems Project, Ser C-1, 3.630%, 05/15/26 (b)	8,000	8,000
Fairfax County Industrial Development Authority, Inova Services Project, Ser A, RB, 3.560%, 01/15/22 (b)	1,300	1,300
Fairfax County Redevelopment & Housing Authority, Affordable Housing, RB, 4.000%, 02/12/08	10,000	10,032
Fairfax County Water Authority, Municipal Trade Receipts Project, Ser SGB-40A, RB, 3.690%, 04/01/30 (b)	7,850	7,850
Fairfax County Water Authority, Ser A-18, RB, 3.690%, 04/01/23, LOC: IXIS Municipal Products (b) (c)	6,375	6,375
Fairfax County Water Authority, Ser PZ-205, RB, 3.690%, 04/01/28, Callable 04/01/17 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	2,000	2,000
Greene County Industrial Development Authority, Blue Ridge School Project, RB, 3.680%, 06/01/26, LOC: Branch Banking & Trust Co. (b)	5,550	5,550

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Hampton Roads Jail Authority, Ser 569, RB, 3.720%, 07/01/12, MBIA (b) (c)	1,185	1,185
Hanover County Industrial Development Authority, Residential Care Facility, Covenant Woods Project, RB, 3.680%, 07/01/29, LOC: Branch Banking & Trust Co. (b) (c)	16,485	16,485
Harrisonburg Redevelopment & Housing Authority, Multi-Family Housing, Ser PT-3097, RB, 3.760%, 05/01/40 (b)	8,710	8,710
Harrisonburg Redevelopment & Housing Authority, Multi-Family Housing, Stoney Ridge/ Dale Project, RB, 3.560%, 08/01/32, FHLMC (b)	12,610	12,610
Henrico County Economic Development Authority, Steward School Project, RB, 3.680%, 07/01/33, LOC: Branch Banking & Trust Co. (b)	2,500	2,500
James City & County Economic Development Authority, Industrial Development, Historic Jamestown Project, RB, 3.660%, 11/01/24, LOC: Wachovia Bank N.A. (b)	800	800
King George County Industrial Development Authority, Birchwood Power Partners, Ser A, RB, AMT, 3.800%, 10/01/24, LOC: Bank of Nova Scotia (b)	5,000	5,000
King George County Industrial Development Authority, Lease, Ser PT-2473, RB, 3.690%, 03/01/24, FSA (b)	5,215	5,215
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser C, RB, 3.780%, 02/15/38 (b)	2,550	2,550
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser D, RB, 3.660%, 02/15/38 (b)	16,700	16,700
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser F, RB, 3.640%, 02/15/38 (b)	4,400	4,400
Louisa County Industrial Development Authority, Pooled Financing Project, RB, 3.660%, 01/01/20, LOC: Bank of America N.A. (b) (c)	900	900
Lynchburg Industrial Development Authority, Educational Facilities, Randolph Macon Project, RB, 3.660%, 09/01/23, LOC: Wachovia Bank N.A. (b)	7,720	7,720
Lynchburg Industrial Development Hospital Facilities, VHA First Mortgage, Mid Atlantic Project, Ser G, RB, 3.660%, 12/01/25, AMBAC (b)	11,480	11,480
Newport News Industrial Development Authority, CNU Warwick LLC Student Housing Project, RB, 3.660%, 11/01/28, LOC: Bank of America N.A. (b)	5,220	5,220
Norfolk Redevelopment & Housing Authority, Old Dominion University Foundation, RB, 3.660%, 08/01/31, CIFG (b)	8,000	8,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Norfolk, Capital Improvement, Ser B, GO, 5.000%, 07/01/07, FSA	3,200	3,212
Peninsula Ports Authority, Dominion Terminal Associates Project, Ser C, RB, 3.800%, 07/01/16, LOC: Citibank N.A. (b)	60	60
Peninsula Ports Authority, Riverside Health Systems Project, RB, 3.690%, 07/01/37 (b)	13,300	13,300
Peninsula Ports Authority, Virginia Health System, Riverside Health System Project, RB, 5.000%, 07/01/07	1,000	1,004
Prince William County, Public Improvements, Ser A, GO, 5.000%, 08/01/07	2,400	2,412
Richmond, Anticipation Notes, GO, 4.000%, 06/21/07, State Aid Withholding	10,000	10,011
Richmond, Ser PT-1601, 3.690%, 07/15/17, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	12,465	12,465
Rockingham County Industrial Development Authority, Sunnyside Presbyterian Project, RB, 3.680%, 12/01/33, LOC: Branch Banking & Trust Co. (b)	9,765	9,765
Spotsylvania County Economic Development Authority, Public Facilities, Ser PT-2882, RB, 3.690%, 02/01/25, Callable 02/01/15 @ 100, FSA (b) (c)	2,780	2,780
Sussex County Industrial Development Authority, McGill Environmental Systems, RB, AMT, 3.780%, 03/01/21, LOC: Branch Banking & Trust Co. (b)	1,000	1,000
Tobacco Settlement Financing Corp., Ser PA-1303, RB, 3.700%, 06/01/37, Callable 06/01/15 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	9,900	9,900
Tobacco Settlement Financing Corp., Ser PA-1341, RB, 3.710%, 06/01/37, Callable 06/01/15 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	300	300
University of Virginia, Ser A, RB, 3.630%, 06/01/34 (b)	24,500	24,500
Virginia Beach Development Authority, Ocean Ranch Project, RB, 3.680%, 07/01/17, LOC: Branch Banking & Trust Co. (b) (c)	1,685	1,685
Virginia College Building Authority, Educational Facilities, 21st Century College, Ser B, RB, 3.770%, 02/01/26, Callable 02/01/14 @ 100, LOC: Wachovia Bank N.A. (b)	3,000	3,000
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Ser A, RB, 5.000%, 09/01/07, State Aid Withholding	1,945	1,957
Virginia College Building Authority, Educational Facilities, Ser 134, RB, 3.700%, 09/01/07, FSA (b) (c)	9,375	9,375

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Notes, 5.000%, 10/01/07	3,155	3,178
Virginia Commonwealth Transportation Board, ROCS RR II, Ser R 1013, RB, 3.720%, 04/01/17, Callable 04/01/12 @ 100, LOC: Citigroup Global Markets (b) (c)	6,310	6,310
Virginia Commonwealth Transportation Board, Ser SG 134, RB, 3.690%, 05/15/22, Callable 05/15/09 @ 101, LOC: Societe Generale (b) (c)	9,995	9,995
Virginia Commonwealth University, General University Improvements, Ser A, RB, 3.800%, 11/01/30, AMBAC (b)	5,945	5,945
Virginia Housing Development Authority, Commonwealth Mortgage, Ser D-3, RB, AMT, 3.750%, 10/01/07	1,000	1,000
Virginia Housing Development Authority, Commonwealth Mortgage, Ser PA-1310R, RB, 3.690%, 07/01/36, Callable 07/01/11@ 100, MBIA (b) (c)	19,000	19,000
Virginia Resources Authority, Clean Water, Ser PA-790, RB, 3.690%, 10/01/16, Callable 10/01/10 @ 100, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	4,600	4,600
Virginia Small Business Financing Authority, Virginia Museum of Fine Arts Foundation, RB, 3.640%, 08/01/35, LOC: Wachovia National Bank N.A. (b)	1,000	1,000
Virginia Small Business Financing Authority, Virginia State University Real Estate, RB, 3.660%, 07/01/31, CIFG (b)	8,975	8,975
Virginia State Public Building Authority, Public Facilities, Ser 131, RB, 3.690%, 08/01/19, Callable 08/01/08 @ 100, MBIA (b) (c)	1,785	1,785
Virginia State Public School Authority, School Financing, 1997 Resolution Program, Ser C, RB, 5.000%, 08/01/07, State Aid Withholding	5,660	5,689
Virginia State Public School Authority, School Financing, 1997 Resolution Program, Ser D, RB, 5.000%, 02/01/08, State Aid Withholding	8,000	8,091
Virginia State Public School Authority, Ser II-R 4050, RB, 3.710%, 08/01/17, Callable 08/01/13 @ 100 (b) (c)	4,085	4,085
Virginia State Public School Authority, Ser PT-1619, RB, 3.690%, 08/01/08, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	4,345	4,345
Virginia State Public School Authority, Ser PT-3269, RB, 3.690%, 08/01/20, Callable 08/01/15 @ 100, State Aid Withholding (b) (c)	7,305	7,305
Virginia State, GO, 4.000%, 06/01/07	1,500	1,501

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)

Virginia—continued
Virginia State, Ser B, GO, 5.000%, 06/01/07	6,805	6,822
Williamsburg Industrial Development Authority, Colonial Williamsburg Foundation, RB, 3.660%, 12/01/18, LOC: Bank of America N.A. (b) (c)	250	250
Winchester Industrial Development Authority, Residential Care Facilities, Westminster-Cantenbury, Ser B, RB, 3.680%, 01/01/10, LOC: Branch Banking & Trust Co. (b)	2,000	2,000
Winchester Industrial Development Authority, Residential Care Facilities, Westminster-Cantenbury, Ser B, RB, 3.680%, 01/01/35, LOC: Branch Banking & Trust Co. (b)	2,000	2,000

		471,870

Puerto Rico (10.4%)
Puerto Rico Commonwealth, Ser PA-625, GO, 3.640%, 07/01/10, AMBAC (b) (c)	3,000	3,000
Puerto Rico Commonwealth, Ser PA-943, GO, 3.640%, 07/01/19, MBIA (b) (c)	5,000	5,000
Puerto Rico Electric Power Authority, Ser PA-778R, RB, 3.640%, 07/01/20, FSA (b) (c)	1,400	1,400
Puerto Rico Government Development Bank, RB, 3.470%, 12/01/15, MBIA (b)	5,600	5,600
Puerto Rico Highway & Transportation Authority, PT-776, RB, 3.640%, 01/01/11, FGIC (b) (c)	1,900	1,900
Puerto Rico Highway & Transportation Authority, Ser PA-1380R, RB, 3.640%, 07/01/41, CIFG (b) (c)	8,000	8,000
Puerto Rico Highway & Transportation Authority, Ser PA-472, RB, 3.640%, 07/01/18, FSA (b) (c)	600	600
Puerto Rico Highway & Transportation Authority, Ser PA-534, RB, 3.640%, 01/01/19, AMBAC (b) (c)	11,400	11,400
Puerto Rico Housing, Floater-TRS Trust Ser 2006 FR/ RI Lehman Brothers, Inc. as Trustor Underwriter, Ser K42, RB, 3.670%, 12/01/19 (b) (c)	7,460	7,460
Puerto Rico Infrastructure Financing Authority, Ser MT-172, RB, 3.640%, 07/01/26, FGIC (b) (c)	2,485	2,485
Puerto Rico Infrastructure Financing Authority, Ser MT-252, RB, 3.640%, 07/01/20, FGIC (b) (c)	8,000	8,000
Puerto Rico Municipal Finance Agency, Ser PT-3326, RB, 3.640%, 08/01/21, CIFG (b) (c)	4,830	4,830
Puerto Rico Public Building Authority, Ser PT-2973, RB, 3.640%, 07/01/16, FGIC (b) (c)	2,500	2,500
Puerto Rico Public Finance Corp., Ser PA-502, 3.640%, 06/01/19, LOC: Merrill Lynch Capital Services, Inc. (b) (c)	1,315	1,315

		63,490

Other (1.7%)
Eagle Tax Exempt Trust Certificates, Ser 994601, RB, 3.720%, 05/15/19, Callable 05/15/09 @ 101 LOC: Citibank N.A. (b) (c)	10,560	10,560

Total Municipal Bonds (Cost $556,945)		556,945

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)

Money Market Fund (4.4%)
Federated Virginia Municipal Cash Trust, Institutional Class, 2.700%	26,497,436	26,497

Total Money Market Fund (Cost $26,497)		26,497

Total Investments (Cost $583,442) (a) — 95.8%		583,442
Other assets in excess of liabilities — 4.2%		25,290

Net Assets — 100.0%		$608,732

(a)	Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)	Variable rate security. Rate presented represents rate in effect at March 31, 2007. Maturity date represents actual maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 34.6% of net assets as of March 31, 2007.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

CIFG	— Security insured by Capitalized Interest Financial Guaranty

FGIC	— Security insured by Financial Guaranty Insurance Company

FHLMC	— Security insured by Federal Home Loan Mortgage Corporation

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

LLC	— Limited Liability Corporation

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

Ser	— Series

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

						Investment		Limited-
	Georgia	High				Grade		Term
	Tax-	Grade			Investment	Tax-		Federal
	Exempt	Municipal	High	Intermediate	Grade	Exempt	Limited	Mortgage
	Bond	Bond	Income	Bond	Bond	Bond	Duration	Securities
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:

Total Investments, at Cost	$148,104	$170,630	$88,894	$94,620	$540,230	$439,245	$39,992	$453,986

Investments, at Value*	$151,358	$172,420	$87,705	$92,654	$529,054	$440,716	$39,526	$447,535

Investments in Affiliates, at Value (Cost $—, $—, $—, $2,068, $11,917, $—, $464, $5,514)	—	—	—	2,068	11,917	—	464	5,514

Repurchase Agreements, at Value and Cost	—	—	2,996	—	—	—	—	—

Total Investments	151,358	172,420	90,701	94,722	540,971	440,716	39,990	453,049

Cash	3	—	—	—	—	—	—	—

Interest and Dividends Receivable	2,001	2,409	1,677	1,169	5,174	5,296	348	2,355

Receivable for Capital Shares Issued	116	166	292	190	3,404	1,374	143	613

Receivable for Investment Securities Sold	—	8,165	6,449	11,873	55,314	21,947	—	4,795

Appreciated Credit Default Swap Agreements, at Value (Cost $—, $—, $—, $7, $42, $—, $—, $—)	—	—	32	7	44	—	—	—

Prepaid Expenses	2	17	2	1	5	8	1	3

Total Assets	153,480	183,177	99,153	107,962	604,912	469,341	40,482	460,815

Liabilities:

Payable for Fund Overdraft	—	—	45	—	—	—	—	—

Income Distributions Payable	540	503	506	407	1,893	1,192	184	1,756

Payable for Investment Securities Purchased	—	8,705	7,202	13,082	63,846	38,262	—	—

Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—,$—, $—, $—)	—	—	3	7	43	—	—	—

Payable for Capital Shares Redeemed	261	578	78	207	4,005	203	—	1,755

Payable upon Return of Securities Loaned	—	—	19,074	—	115,143	—	—	16,240

Investment Advisory Fees Payable	72	92	39	9	181	179	3	187

Administration and Fund Accounting Fees Payable	3	2	1	1	8	9	1	9

Compliance Services Fees Payable	1	1	—	—	2	1	—	2

Distribution and Service Fees Payable	6	6	25	—	12	10	—	13

Custodian Fees Payable	1	1	2	2	5	2	1	6

Accrued Expenses	11	14	9	5	28	33	2	28

Total Liabilities	895	9,902	26,984	13,720	185,166	39,891	191	19,996

Total Net Assets	$152,585	$173,275	$72,169	$94,242	$419,746	$429,450	$40,291	$440,819

Net Assets Consist of:

Capital	$149,680	$171,057	$69,233	$97,424	$434,360	$426,789	$40,325	$459,899

Undistributed (Distributions in Excess of) Net Investment Income	(237)	(8)	2	(90)	(64)	(153)	—	516

Accumulated Net Realized Gains (Losses) on Investment Transactions and Swaps	(112)	436	1,098	(3,187)	(15,250)	1,343	(32)	(18,659)

Net Unrealized Appreciation (Depreciation) on Investments and Swaps	3,254	1,790	1,836	95	700	1,471	(2)	(937)

Total Net Assets	$152,585	$173,275	$72,169	$94,242	$419,746	$429,450	$40,291	$440,819

Net Assets:

I Shares	$142,485	$163,707	$42,809	$94,136	$394,196	$410,473	$40,291	$422,749

A Shares	$3,592	$2,844	$498	$105	$16,526	$11,723	N/A	$3,540

C Shares	$6,508	$6,724	$28,862	$1	$9,024	$7,254	N/A	$14,530

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	13,906	14,987	5,817	9,451	37,562	35,792	4,035	42,541

A Shares	350	260	68	11	1,575	1,021	N/A	357

C Shares	635	614	3,921	—	859	633	N/A	1,461

Net Asset Value and Redemption Price Per Share:†

I Shares	$10.25	$10.92	$7.36	$9.96	$10.49	$11.47	$9.98	$9.94

A Shares	$10.26	$10.93	$7.37	$9.95	$10.49	$11.48	N/A	$9.92

C Shares**	$10.25	$10.95	$7.36	$9.95	$10.50	$11.46	N/A	$9.94

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$10.25	$10.92	$7.36	$9.96	$10.49	$11.47	$9.98	$9.94

A Shares	$10.77	$11.48	$7.74	$10.45	$11.01	$12.05	N/A	$10.17

C Shares	$10.25	$10.95	$7.36	$9.95	$10.50	$11.46	N/A	$9.94

Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%	N/A	2.50%

*	The High Income Fund, Investment Grade Bond Fund and Limited Term Federal Mortgage Securities Fund include securities on loan of $18,189, $110,894 and $15,696, respectively.

**	Redemption price per share varies by length of time shares are held.

†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

			Seix			Short-Term
	Maryland	North Carolina	Floating Rate	Seix		U.S. Treasury	Strategic
	Municipal	Tax-Exempt	High Income	High Yield	Short-Term	Securities	Income
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Fund	Fund

Assets:

Total Investments, at Cost	$35,832	$46,097	$643,854	$1,261,092	$565,493	$74,607	$129,425

Investments, at Value*	$36,685	$46,638	$571,973	$1,269,777	$560,745	$74,659	$131,029

Investments in Affiliates, at Value (Cost $—, $—, $—, $—, $4,663, $—, $—)	—	—	—	—	4,663	—	—

Repurchase Agreements, at Value and Cost	—	—	73,828	6,755	—	—	—

Total Investments	36,685	46,638	645,801	1,276,532	565,408	74,659	131,029

Cash	—	—	—	5	—	—	—

Interest and Dividends Receivable	420	619	4,557	22,284	3,377	878	1,995

Receivable for Capital Shares Issued	16	2	4,237	6,556	695	73	293

Receivable for Investment Securities Sold	539	—	35,480	26,710	161	—	15,130

Reclaims Receivable	—	—	—	—	—	—	12

Prepaid Expenses	1	1	12	17	10	9	7

Total Assets	37,661	47,260	690,087	1,332,104	569,651	75,619	148,466

Liabilities:

Payable for Fund Overdraft	—	—	1,072	—	—	—	—

Income Distributions Payable	111	138	3,748	7,172	1,693	251	843

Payable for Investment Securities Purchased	1,091	2,067	90,722	23,668	5,631	—	15,854

Payable for Capital Shares Redeemed	—	—	979	295	1,736	103	697

Unrealized Depreciation on Unfunded Transactions	—	—	104	—	—	—	—

Payable upon Return of Securities Loaned	—	—	—	149,062	125,391	4,410	10,108

Investment Advisory Fees Payable	17	21	218	443	148	24	57

Administration and Fund Accounting Fees Payable	1	1	12	25	9	1	—

Compliance Services Fees Payable	—	—	2	5	1	—	—

Distribution and Service Fees Payable	6	—	3	11	5	10	28

Custodian Fees Payable	1	1	2	11	6	—	45

Accrued Expenses	3	4	48	74	31	9	14

Total Liabilities	1,230	2,232	96,910	180,766	134,651	4,808	27,646

Total Net Assets	$36,431	$45,028	$593,177	$1,151,338	$435,000	$70,811	$120,820

Net Assets Consist of:

Capital	$35,598	$44,684	$589,837	$1,153,149	$446,541	$73,229	$124,486

Undistributed (Distributions in Excess of) Net Investment Income	(41)	(63)	29	17	52	(1)	(965)

Accumulated Net Realized Gains (Losses) on Investment Transactions, Swaps and Foreign Currency Transactions	21	(134)	1,468	(17,268)	(11,508)	(2,469)	(4,305)

Net Unrealized Appreciation (Depreciation) on Investments, Swaps and Foreign Currency Transactions	853	541	1,843	15,440	(85)	52	1,604

Total Net Assets	$36,431	$45,028	$593,177	$1,151,338	$435,000	$70,811	$120,820

Net Assets:

I Shares	$29,513	$44,130	$582,867	$1,116,851	$426,757	$55,459	$86,812

A Shares	$45	$896	$10,310	$29,517	$3,742	$3,974	$1,144

C Shares	$6,873	$2	N/A	$4,970	$4,501	$11,378	$32,864

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	2,892	4,390	58,387	103,020	43,622	5,627	8,786

A Shares	4	89	1,033	2,784	382	404	115

C Shares	672	—	N/A	459	459	1,157	3,325

Net Asset Value and Redemption Price Per Share:†

I Shares	$10.21	$10.05	$9.98	$10.84	$9.78	$9.86	$9.88

A Shares	$10.22	$10.03	$9.99	$10.60	$9.81	$9.85	$9.92

C Shares**	$10.23	$10.04	N/A	$10.83	$9.81	$9.84	$9.88

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$10.21	$10.05	$9.98	$10.84	$9.78	$9.86	$9.88

A Shares	$10.73	$10.53	$10.25	$11.13	$10.06	$10.10	$10.41

C Shares	$10.23	$10.04	N/A	$10.83	$9.81	$9.84	$9.88

Maximum Sales Charge — A Shares	4.75%	4.75%	2.50%	4.75%	2.50%	2.50%	4.75%

*	The Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund and Strategic Income Fund include securities on loan of $142,376, $121,814, $4,293 and $9,619, respectively.

**	Redemption price per share varies by length of time shares are held.

†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

				U.S.
				Government
				Securities	Virginia
	Total	Ultra-	U.S.	Ultra-	Intermediate
	Return	Short	Government	Short	Municipal
	Bond	Bond	Securities	Bond	Bond
	Fund	Fund	Fund	Fund	Fund

Assets:

Total Investments, at Cost	$605,710	$83,445	$684,211	$36,408	$216,792

Investments, at Value*	$588,955	$82,955	$678,292	$36,554	$221,418

Investments in Affiliates, at Value (Cost $15,691, $830, $7,570, $—, $—)	15,691	830	7,570	—	—

Total Investments	604,646	83,785	685,862	36,554	221,418

Interest and Dividends Receivable	5,760	500	4,278	160	2,968

Receivable for Capital Shares Issued	6,576	2,100	1,268	45	32

Receivable for Investment Securities Sold	78,238	370	82,934	1,174	—

Appreciated Credit Default Swap Agreements, at Value (Cost $32, $—, $—, $—, $—)	34	—	—	—	—

Reclaims Receivable	1	—	—	—	—

Prepaid Expenses	2	7	3	7	1

Total Assets	695,257	86,762	774,345	37,940	224,419

Liabilities:

Payable for Fund Overdraft	—	1	—	—	—

Income Distributions Payable	2,672	434	2,305	129	697

Payable for Investment Securities Purchased	90,161	627	85,837	2,784	—

Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—)	33	—	—	—	—

Payable for Capital Shares Redeemed	179	24	1,500	5	—

Payable upon Return of Securities Loaned	—	—	141,388	596	—

Investment Advisory Fees Payable	125	16	229	5	105

Administration and Fund Accounting Fees Payable	13	1	11	—	3

Compliance Services Fees Payable	2	—	2	—	1

Distribution and Service Fees Payable	—	—	5	—	3

Custodian Fees Payable	10	6	5	3	2

Accrued Expenses	33	7	37	7	16

Total Liabilities	93,228	1,116	231,319	3,529	827

Total Net Assets	$602,029	$85,646	$543,026	$34,411	$223,592

Net Assets Consist of:

Capital	$612,343	$87,654	$550,227	$35,548	$219,073

Undistributed (Distributions in Excess of) Net Investment Income	(648)	73	302	60	(11)

Accumulated Net Realized Gains (Losses) on Investment Transactions, Swaps and Foreign Currency Transactions	(8,571)	(2,421)	(9,154)	(1,343)	(96)

Net Unrealized Appreciation (Depreciation) on Investments, Swaps and Foreign Currency Transactions	(1,095)	340	1,651	146	4,626

Total Net Assets	$602,029	$85,646	$543,026	$34,411	$223,592

Net Assets:

I Shares	$601,676	$85,646	$535,056	$34,411	$214,908

A Shares	$324	N/A	$2,849	N/A	$5,395

C Shares	$29	N/A	$5,121	N/A	$3,289

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	60,402	8,565	52,003	3,457	21,252

A Shares	32	N/A	277	N/A	534

C Shares	3	N/A	498	N/A	325

Net Asset Value and Redemption Price Per Share:†

I Shares	$9.96	$10.00	$10.29	$9.95	$10.11

A Shares	$10.26	N/A	$10.29	N/A	$10.11

C Shares**	$9.96	N/A	$10.29	N/A	$10.11

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

I Shares	$9.96	$10.00	$10.29	$9.95	$10.11

A Shares	$10.77	N/A	$10.80	N/A	$10.61

C Shares	$9.96	N/A	$10.29	N/A	$10.11

Maximum Sales Charge — A Shares	4.75%	N/A	4.75%	N/A	4.75%

*	The U.S. Government Securities Fund and U.S. Government Securities Ultra-Short Bond Fund include securities on loan of $136,787 and $574, respectively.

**	Redemption price per share varies by length of time shares are held.

†	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2007  (Amounts in thousands)

					Virginia
	Prime Quality	Tax-Exempt	U.S. Government	U.S. Treasury	Tax-Free
	Money	Money	Securities Money	Money	Money
	Market Fund	Market Fund	Market Fund	Market Fund	Market Fund

Assets:

Total Investments, at Cost	$9,221,474	$1,743,017	$950,387	$1,060,834	$583,442

Investments, at Value	$9,146,780	$1,743,017	$235,726	$19,809	$583,442

Repurchase Agreements, at Value and Cost	74,694	—	714,661	1,041,025	—

Total Investments	9,221,474	1,743,017	950,387	1,060,834	583,442

Accrued Income	40,516	12,457	2,049	291	3,643

Receivable for Capital Shares Issued	24,675	1,523	1,014	152	1,011

Receivable for Investment Securities Sold	—	4,744	—	—	22,595

Prepaid Expenses	11	5	5	4	6

Total Assets	9,286,676	1,761,746	953,455	1,061,281	610,697

Liabilities:

Payable for Fund Overdraft	—	4,057	—	—	—

Income Distributions Payable	36,565	4,692	3,791	4,091	1,529

Payable for Investment Securities Purchased	74,993	—	—	—	134

Investment Advisory Fees Payable	3,685	667	447	483	201

Administration and Fund Accounting Fees Payable	185	36	20	22	12

Compliance Services Fees Payable	30	6	3	4	2

Distribution and Service Fees Payable	735	76	32	4	47

Custodian Fees Payable	35	8	3	5	3

Accrued Expenses	710	100	65	53	37

Total Liabilities	116,938	9,642	4,361	4,662	1,965

Total Net Assets	$9,169,738	$1,752,104	$949,094	$1,056,619	$608,732

Net Assets Consist of:

Capital	$9,169,705	$1,751,959	$949,082	$1,056,751	$608,719

Undistributed (Distributions in Excess of) Net Investment Income	33	26	13	80	13

Accumulated Net Realized Gains (Losses) on Investment Transactions	—	119	(1)	(212)	—

Total Net Assets	$9,169,738	$1,752,104	$949,094	$1,056,619	$608,732

Net Assets:

I Shares	$3,248,781	$1,157,688	$691,145	$1,025,065	$230,191

A Shares	$5,917,224	$594,416	$257,949	$31,554	$378,541

C Shares	$3,733	N/A	N/A	N/A	N/A

Shares Outstanding (unlimited number of shares authorized, no par value):

I Shares	3,248,810	1,157,559	691,136	1,025,197	230,186

A Shares	5,917,160	594,400	257,947	31,554	378,532

C Shares	3,735	N/A	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share:

I Shares	$1.00	$1.00	$1.00	$1.00	$1.00

A Shares	$1.00	$1.00	$1.00	$1.00	$1.00

C Shares*	$1.00	N/A	N/A	N/A	N/A

*	Redemption price per share varies by length of time shares are held.

Amounts designated as “-” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

						Investment		Limited-
	Georgia	High				Grade		Term
	Tax-	Grade			Investment	Tax-		Federal
	Exempt	Municipal	High	Intermediate	Grade	Exempt	Limited	Mortgage
	Bond	Bond	Income	Bond	Bond	Bond	Duration	Securities
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:

Interest Income	$6,033	$6,657	$6,164	$3,945	$23,025	$13,109	$3,680	$19,626

Dividend Income	80	289	108	1	—	752	—	—

Dividend Income from Affiliated Investment Companies	—	—	—	52	110	—	83	366

Income from Securities Lending	—	—	48	—	567	—	—	38

Total Investment Income	6,113	6,946	6,320	3,998	23,702	13,861	3,763	20,030

Expenses:

Investment Advisory Fees	780	960	430	201	2,259	1,808	73	2,058

Administration and Fund Accounting Fees	36	44	18	20	114	91	18	104

Compliance Services Fees	3	3	1	2	8	6	1	7

Distribution Fees — A Shares	5	6	1	—	55	45	—	8

Distribution and Service Fees — C Shares	78	76	314	1	109	87	—	168

Custodian Fees	3	2	4	6	4	5	2	20

Professional Fees	7	8	4	3	17	17	3	20

Insurance Fees	3	4	2	2	13	8	2	9

Registration Fees	8	23	12	6	17	21	4	12

Transfer Agent Expenses	1	3	20	—	22	17	—	19

Printing Fees	4	4	7	—	25	10	(5)	13

Trustees’ Fees	3	4	2	2	10	8	2	9

Other Fees	4	7	6	10	(7)	10	2	(11)

Total Expenses	935	1,144	821	253	2,646	2,133	102	2,436

Less: Administration Fees Waived	(1)	(12)	(8)	(2)	(3)	(2)	—	(3)

Net Expenses	934	1,132	813	251	2,643	2,131	102	2,433

Net Investment Income	5,179	5,814	5,507	3,747	21,059	11,730	3,661	17,597

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:

Net Realized Gain (Loss) on Investments Sold and Swaps	(111)	566	2,975	(424)	(8,199)	2,189	(49)	(2,755)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	1,537	1,264	992	1,667	12,152	1,681	10	6,234

Net Realized and Unrealized Gain (Loss) on Investments and Swaps	1,426	1,830	3,967	1,243	3,953	3,870	(39)	3,479

Change in Net Assets from Operations	$6,605	$7,644	$9,474	$4,990	$25,012	$15,600	$3,622	$21,076

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

		North	Seix			Short-Term
	Maryland	Carolina	Floating	Seix		U.S. Treasury	Strategic
	Municipal	Tax-Exempt	Rate High	High Yield	Short-Term	Securities	Income
	Bond Fund	Bond Fund	Income Fund	Fund	Bond Fund	Fund	Fund

Investment Income:

Interest Income	$1,646	$1,753	$31,201	$91,109	$16,692	$3,174	$10,239

Dividend Income	31	45	7	—	135	29	118

Dividend Income from Affiliated Investment Companies	—	—	—	—	196	—	—

Income from Securities Lending	—	—	—	438	246	16	152

Total Investment Income	1,677	1,798	31,208	91,547	17,269	3,219	10,509

Expenses:

Investment Advisory Fees	211	239	1,859	5,343	1,428	293	1,058

Administration and Fund Accounting Fees	10	11	104	312	90	18	45

Compliance Services Fees	1	1	8	22	7	1	3

Distribution Fees — A Shares	—	1	13	80	8	8	5

Distribution and Service Fees — C Shares	78	—	—	54	61	145	384

Custodian Fees	1	1	7	13	14	—	95

Professional Fees	2	1	49	63	18	3	7

Insurance Fees	1	1	4	30	7	2	6

Registration Fees	6	6	28	27	23	21	24

Transfer Agent Expenses	3	—	2	52	9	15	27

Printing Fees	2	(4)	22	46	27	5	7

Trustees’ Fees	1	1	9	28	8	2	4

Other Fees	1	1	15	13	(4)	(13)	8

Total Expenses	317	259	2,120	6,083	1,696	500	1,673

Less: Investment Advisory Fees Waived	—	—	—	—	—	—	(28)

Less: Administration Fees Waived	—	—	(17)	(7)	(2)	—	(12)

Net Expenses	317	259	2,103	6,076	1,694	500	1,633

Net Investment Income	1,360	1,539	29,105	85,471	15,575	2,719	8,876

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currency Transactions:

Net Realized Gain (Loss) on Investments Sold, Swaps, Forward Foreign Currency Contracts, and Foreign Currency Transactions	62	40	2,204	(6,489)	(1,256)	(733)	1,505

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	307	606	2,172	24,870	4,174	1,163	3,394

Net Realized and Unrealized Gain on Investments, Swaps and Foreign Currency Transactions	369	646	4,376	18,381	2,918	430	4,899

Change in Net Assets from Operations	$1,729	$2,185	$33,481	$103,852	$18,493	$3,149	$13,775

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

				U.S.
				Government
				Securities	Virginia
	Total	Ultra-	U.S.	Ultra-	Intermediate
	Return	Short	Government	Short	Municipal
	Bond	Bond	Securities	Bond	Bond
	Fund	Fund	Fund	Fund	Fund

Investment Income:

Interest Income	$28,504	$7,349	$23,327	$1,518	$8,628

Dividend Income	—	138	—	42	70

Dividend Income from Affiliated Investment Companies	362	50	523	—	—

Income from Securities Lending	—	22	433	4	—

Total Investment Income	28,866	7,559	24,283	1,564	8,698

Expenses:

Investment Advisory Fees	1,364	343	2,311	69	1,144

Administration and Fund Accounting Fees	138	40	117	9	52

Compliance Services Fees	10	2	9	1	4

Distribution Fees — A Shares	1	—	8	—	8

Distribution and Service Fees — C Shares	—	—	63	—	24

Custodian Fees	26	27	14	16	4

Professional Fees	25	6	22	2	10

Insurance Fees	12	5	10	1	5

Registration Fees	11	12	15	15	16

Transfer Agent Expenses	(1)	(1)	11	1	2

Printing Fees	16	3	15	4	(5)

Trustees’ Fees	12	4	10	1	5

Other Fees	21	(1)	(10)	(4)	7

Total Expenses	1,635	440	2,595	115	1,276

Less: Investment Advisory Fees Waived	—	—	—	(11)	—

Less: Administration Fees Waived	(3)	(6)	(3)	(5)	(11)

Net Expenses	1,632	434	2,592	99	1,265

Net Investment Income	27,234	7,125	21,691	1,465	7,433

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currency Transactions:

Net Realized Gain (Loss) on Investments Sold, Swaps, Forward Foreign Currency Contracts, and Foreign Currency Transactions	(2,496)	(520)	(2,786)	(108)	58

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	8,248	1,489	8,034	469	2,167

Net Realized and Unrealized Gain on Investments, Swaps and Foreign Currency Transactions	5,752	969	5,248	361	2,225

Change in Net Assets from Operations	$32,986	$8,094	$26,939	$1,826	$9,658

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2007  (Amounts in thousands)

			U.S. Government		Virginia
	Prime Quality	Tax-Exempt	Securities	U.S. Treasury	Tax-Free
	Money	Money Market	Money Market	Money Market	Money Market
	Market Fund	Fund	Fund	Fund	Fund

Investment Income:

Interest Income	$413,328	$66,312	$39,112	$70,780	$19,254

Dividend Income	7,572	1,046	—	—	435

Total Investment Income	420,900	67,358	39,112	70,780	19,689

Expenses:

Investment Advisory Fees	38,890	8,272	4,184	7,550	2,227

Administration and Fund Accounting Fees	2,020	475	192	352	141

Compliance Services Fees	142	32	14	26	10

Distribution Fees — A Shares	7,313	936	367	36	501

Distribution and Service Fees — C Shares	10	—	—	—	—

Custodian Fees	36	24	7	14	8

Professional Fees	375	80	37	62	26

Insurance Fees	159	41	17	35	13

Registration Fees	(85)	(11)	(2)	(17)	8

Transfer Agent Fees	(9)	(6)	(1)	(6)	(1)

Printing Fees	556	42	24	17	17

Trustees’ Fees	177	41	17	33	12

Other Expenses	72	16	10	33	21

Total Expenses	49,656	9,942	4,866	8,135	2,983

Less: Administration Fees Waived	(52)	(10)	(5)	(7)	(3)

Net Expenses	49,604	9,932	4,861	8,128	2,980

Net Investment Income	371,296	57,426	34,251	62,652	16,709

Net Realized Gain (Loss) on Investments:

Net Realized Gain (Loss) on Investments Sold	13	212	(2)	—	—

Change in Net Assets from Operations	$371,309	$57,638	$34,249	$62,652	$16,709

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Georgia Tax-Exempt			High Grade Municipal		High Income		Intermediate
	Bond Fund			Bond Fund		Fund		Bond Fund (b)

	04/01/06-	04/01/05-		04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06		03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$5,179	$3,971	(a)	$5,814	$5,652	$5,507	$6,101	$3,747	$2,648

Net Realized Gain (Loss) on Investments Sold and Swaps	(111)	133		566	1,124	2,975	(1,302)	(424)	(617)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	1,537	(577	)(a)	1,264	(1,704)	992	859	1,667	(1,076)

Change in Net Assets from Operations	6,605	3,527		7,644	5,072	9,474	5,658	4,990	955

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(5,083)	(3,719)		(5,498)	(5,238)	(3,270)	(3,216)	(3,775)	(2,568)

T Shares								—	(96)

A Shares	(129)	(100)		(132)	(169)	(38)	(34)	—	(2)

C Shares	(226)	(268)		(181)	(245)	(2,265)	(2,851)	(2)	(1)

Realized Gains:

I Shares	(102)	(112)		(244)	(774)	—	(2,058)	—	(101)

A Shares	(3)	(4)		(6)	(26)	—	(22)	—	—

C Shares	(5)	(11)		(11)	(49)	—	(2,047)	—	—

Total Dividends and Distributions	(5,548)	(4,214)		(6,072)	(6,501)	(5,573)	(10,228)	(3,777)	(2,768)

Change in Net Assets from Capital Transactions	22,321	20,067		(7,498)	4,654	(4,961)	(27,105)	14,770	24,893

Change in Net Assets	23,378	19,380		(5,926)	3,225	(1,060)	(31,675)	15,983	23,080

Net Assets:

Beginning of Period	129,207	109,827		179,201	175,976	73,229	104,904	78,259	55,179

End of Period	$152,585	$129,207		$173,275	$179,201	$72,169	$73,229	$94,242	$78,259

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$(237)	$22	(a)	$(8)	$(11)	$2	$32	$(90)	$26

(a)	The amounts reported as “Net Investment Income” and “Undistributed (Distributions in Excess of) Net Investment Income, End of Period” for the period ended March 31, 2006 have been increased by $756 (in thousands) and the amount reported as “Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps” has been reduced by $756 (in thousands) to correct for an error related to the recording of amortization of premium on two fixed income securities.

(b)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Georgia Tax-Exempt		High Grade Municipal		High Income		Intermediate Bond
	Bond Fund		Bond Fund		Fund		Fund (a)

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$45,378	$39,979	$45,498	$61,889	$18,813	$13,695	$14,152	$35,040

Proceeds from Shares Issued in Acquisition							33,738	—

Dividends Reinvested	463	489	475	839	1,332	2,299	2,419	1,635

Cost of Shares Redeemed	(20,275)	(20,409)	(49,059)	(53,510)	(16,322)	(28,300)	(35,571)	(4,560)

Change in Net Assets from I Shares	$25,566	$20,059	$(3,086)	$9,218	$3,823	$(12,306)	$14,738	$32,115

T Shares:

Proceeds from Shares Issued								$2,156

Dividends Reinvested								52

Cost of Shares Redeemed								(9,504)

Change in Net Assets from T Shares								$(7,296)

A Shares:

Proceeds from Shares Issued	$447	$2,084	$442	$733	$403	$168	$100	$207

Dividends Reinvested	73	60	87	132	28	47	—	3

Cost of Shares Redeemed	(659)	(1,076)	(2,809)	(1,894)	(363)	(527)	—	(205)

Change in Net Assets from A Shares	$(139)	$1,068	$(2,280)	$(1,029)	$68	$(312)	$100	$5

C Shares:

Proceeds from Shares Issued	$14	$446	$6	$96	$743	$871	$1	$69

Dividends Reinvested	199	268	129	225	1,481	3,596	2	1

Cost of Shares Redeemed	(3,319)	(1,774)	(2,267)	(3,856)	(11,076)	(18,954)	(71)	(1)

Change in Net Assets from C Shares	$(3,106)	$(1,060)	$(2,132)	$(3,535)	$(8,852)	$(14,487)	$(68)	$69

Change in Net Assets from Capital Transactions	$22,321	$20,067	$(7,498)	$4,654	$(4,961)	$(27,105)	$14,770	$24,893

Share Transactions:

I Shares:

Issued	4,438	3,890	4,182	5,626	2,625	1,892	1,433	3,472

Issued in Acquisition							3,409	—

Reinvested	45	48	43	76	187	323	244	163

Redeemed	(1,982)	(1,985)	(4,513)	(4,876)	(2,271)	(3,894)	(3,574)	(453)

Change in I Shares	2,501	1,953	(288)	826	541	(1,679)	1,512	3,182

T Shares:

Issued								212

Reinvested								5

Redeemed								(931)

Change in T Shares								(714)

A Shares:

Issued	44	203	41	67	57	23	11	21

Reinvested	7	6	8	12	4	7	—	—

Redeemed	(65)	(105)	(258)	(172)	(51)	(72)	—	(21)

Change in A Shares	(14)	104	(209)	(93)	10	(42)	11	—

C Shares:

Issued	3	43	—	9	103	119	—	7

Reinvested	19	26	12	20	208	505	—	—

Redeemed	(327)	(173)	(208)	(351)	(1,566)	(2,609)	(7)	—

Change in C Shares	(305)	(104)	(196)	(322)	(1,255)	(1,985)	(7)	7

Change in Shares	2,182	1,953	(693)	411	(704)	(3,706)	1,516	2,475

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Investment Grade		Investment Grade		Limited Duration
	Bond Fund		Tax-Exempt Bond Fund		Fund (a)

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$21,059	$22,409	$11,730	$8,969	$3,661	$2,165

Net Realized Gain (Loss) on Investments Sold and Swaps	(8,199)	7,288	2,189	1,313	(49)	4

Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	12,152	(12,042)	1,681	(1,585)	10	(13)

Change in Net Assets from Operations	25,012	17,655	15,600	8,697	3,622	2,156

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(20,144)	(21,449)	(11,086)	(8,283)	(3,639)	(2,219)

T Shares						(1)

A Shares	(818)	(800)	(442)	(444)

C Shares	(410)	(470)	(197)	(242)		—

Realized Gains:

I Shares	—	—	(1,246)	(1,977)	(9)	(1)

A Shares	—	—	(53)	(118)

C Shares	—	—	(29)	(80)		—

Total Dividends and Distributions	(21,372)	(22,719)	(13,053)	(11,144)	(3,648)	(2,221)

Change in Net Assets from Capital Transactions	(97,708)	(125,727)	99,451	37,315	(18,570)	(24,365)

Change in Net Assets	(94,068)	(130,791)	101,998	34,868	(18,596)	(24,430)

Net Assets:

Beginning of Period	513,814	644,605	327,452	292,584	58,887	83,317

End of Period	$419,746	$513,814	$429,450	$327,452	$40,291	$58,887

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$(64)	$812	$(153)	$(162)	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Limited-Term Federal
	Mortgage Securities Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$17,597	$13,070

Net Realized Gain (Loss) on Investments Sold and Swaps	(2,755)	(2,545)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	6,234	(2,631)

Change in Net Assets from Operations	21,076	7,894

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(18,020)	(14,726)

T Shares

A Shares	(172)	(242)

C Shares	(605)	(872)

Realized Gains:

I Shares	—	—

A Shares	—	—

C Shares	—	—

Total Dividends and Distributions	(18,797)	(15,840)

Change in Net Assets from Capital Transactions	44,039	(45,874)

Change in Net Assets	46,318	(53,820)

Net Assets:

Beginning of Period	394,501	448,321

End of Period	$440,819	$394,501

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$516	$1,019

(a)	Effective August 1, 2005, all T Shares and C Shares of this fund were exchanged for I Shares and T Shares and C Shares were no longer offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

			Investment Grade				Limited-Term Federal
	Investment Grade		Tax-Exempt Bond		Limited Duration		Mortgage Securities
	Bond Fund		Fund		Fund (a)		Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$95,825	$121,335	$177,333	$126,289	$95,403	$31,566	$140,799	$147,011

Dividends Reinvested	9,341	9,103	3,090	2,449	3,116	2,057	3,374	4,004

Cost of Shares Redeemed	(194,380)	(248,679)	(73,281)	(84,976)	(117,089)	(57,986)	(93,590)	(181,240)

Change in Net Assets from I Shares	$(89,214)	$(118,241)	$107,142	$43,762	$(18,570)	$(24,363)	$50,583	$(30,225)

T Shares:

Proceeds from Shares Issued						$220

Dividends Reinvested						—

Cost of Shares Redeemed						(221)

Change in Net Assets from T Shares						$(1)

A Shares:

Proceeds from Shares Issued	$3,811	$3,455	$1,353	$3,247			$2,051	$3,709

Dividends Reinvested	738	786	368	468			145	190

Cost of Shares Redeemed	(8,403)	(7,512)	(6,313)	(4,860)			(3,076)	(5,233)

Change in Net Assets from A Shares	$(3,854)	$(3,271)	$(4,592)	$(1,145)			$(880)	$(1,334)

C Shares:

Proceeds from Shares Issued	$118	$798	$54	$106		$64	$54	$195

Dividends Reinvested	364	455	178	283		—	508	802

Cost of Shares Redeemed	(5,122)	(5,468)	(3,331)	(5,691)		(65)	(6,226)	(15,312)

Change in Net Assets from C Shares	$(4,640)	$(4,215)	$(3,099)	$(5,302)		$(1)	$(5,664)	$(14,315)

Change in Net Assets from Capital Transactions	$(97,708)	$(125,727)	$99,451	$37,315	$(18,570)	$(24,365)	$44,039	$(45,874)

Share Transactions:

I Shares:

Issued	9,174	11,501	15,472	10,965	9,552	3,161	14,229	14,687

Reinvested	896	865	269	213	312	206	341	399

Redeemed	(18,678)	(23,593)	(6,401)	(7,396)	(11,726)	(5,809)	(9,468)	(18,032)

Change in I Shares	(8,608)	(11,227)	9,340	3,782	(1,862)	(2,442)	5,102	(2,946)

T Shares:

Issued						22

Reinvested						—

Redeemed						(22)

Change in T Shares						—

A Shares:

Issued	366	328	119	281			208	370

Reinvested	71	75	31	41			15	19

Redeemed	(807)	(713)	(550)	(422)			(312)	(524)

Change in A Shares	(370)	(310)	(400)	(100)			(89)	(135)

C Shares:

Issued	10	76	5	9		6	5	19

Reinvested	35	43	16	25		—	52	80

Redeemed	(492)	(518)	(292)	(494)		(6)	(630)	(1,524)

Change in C Shares	(447)	(399)	(271)	(460)		—	(573)	(1,425)

Change in Shares	(9,425)	(11,936)	8,669	3,222	(1,862)	(2,442)	4,440	(4,506)

(a)	Effective August 1, 2005, all T Shares and C Shares of this fund were exchanged for I Shares and T Shares and C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Maryland Municipal		North Carolina Tax-		Seix Floating Rate High
	Bond Fund		Exempt Bond Fund		Income Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	03/02/06-*
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$1,360	$1,462	$1,539	$1,288	$29,105	$434

Net Realized Gain (Loss) on Investments Sold, Swaps, Options, Forward Foreign Currencies and Foreign Currency Transactions	62	298	40	(35)	2,204	(19)

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	307	(442)	606	166	2,172	(329)

Change in Net Assets from Operations	1,729	1,318	2,185	1,419	33,481	86

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(1,133)	(1,142)	(1,519)	(1,288)	(29,505)	(438)

T Shares

A Shares	(10)	(10)	(19)	—	(309)	—

C Shares	(216)	(310)	—	—

Realized Gains:

I Shares	(113)	(268)	—	(4)	(4)	—

A Shares	—	(4)	—	—	—	—

C Shares	(29)	(94)	—	—

Total Dividends and Distributions	(1,501)	(1,828)	(1,538)	(1,292)	(29,818)	(438)

Change in Net Assets from Capital Transactions	(6,331)	(1,199)	2,993	463	483,109	106,757

Change in Net Assets	(6,103)	(1,709)	3,640	590	486,772	106,405

Net Assets:

Beginning of Period	42,534	44,243	41,388	40,798	106,405	—

End of Period	$36,431	$42,534	$45,028	$41,388	$593,177	$106,405

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$(41)	$(42)	$(63)	$(64)	$29	$17

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Seix High Yield Fund(a)

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$85,471	$79,295

Net Realized Gain (Loss) on Investments Sold, Swaps, Options, Forward Foreign Currencies and Foreign Currency Transactions	(6,489)	(10,259)

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	24,870	(1,686)

Change in Net Assets from Operations	103,852	67,350

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(83,349)	(77,610)

T Shares		(62)

A Shares	(2,198)	(1,414)

C Shares	(320)	(256)

Realized Gains:

I Shares	—	(16,562)

A Shares	—	(536)

C Shares	—	(76)

Total Dividends and Distributions	(85,867)	(96,516)

Change in Net Assets from Capital Transactions	(126,431)	(118,674)

Change in Net Assets	(108,446)	(147,840)

Net Assets:

Beginning of Period	1,259,784	1,407,624

End of Period	$1,151,338	$1,259,784

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$17	$55

*	Commencement of operations.

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	Maryland Municipal		North Carolina Tax-		Seix Floating Rate
	Bond Fund		Exempt Bond Fund		High Income Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	03/02/06*-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$8,851	$6,853	$8,903	$8,474	$667,504	$108,820

Dividends Reinvested	140	350	9	16	23,103	437

Cost of Shares Redeemed	(12,346)	(5,155)	(6,700)	(8,140)	(217,739)	(2,500)

Change in Net Assets from I Shares	$(3,355)	$2,048	$2,212	$350	$472,868	$106,757

T Shares:

Proceeds from Shares Issued

Dividends Reinvested

Cost of Shares Redeemed

Change in Net Assets from T Shares

A Shares (1) (2):

Proceeds from Shares Issued	$684	$697	$1,025	$111	$10,570

Dividends Reinvested	9	14	8	—	167

Cost of Shares Redeemed	(1,156)	(197)	(252)	—	(496)

Change in Net Assets from A Shares	$(463)	$514	$781	$111	$10,241

C Shares:

Proceeds from Shares Issued	$24	$4	$—	$2

Dividends Reinvested	195	341	—	—

Cost of Shares Redeemed	(2,732)	(4,106)	—	—

Change in Net Assets from C Shares	$(2,513)	$(3,761)	$—	$2

Change in Net Assets from Capital Transactions	$(6,331)	$(1,199)	$2,993	$463	$483,109	$106,757

Share Transactions:

I Shares:

Issued	868	666	893	849	67,266	10,885

Reinvested	14	34	1	2	2,329	44

Redeemed	(1,214)	(499)	(671)	(816)	(21,886)	(251)

Change in I Shares	(332)	201	223	35	47,709	10,678

T Shares:

Issued

Reinvested

Redeemed

Change in T Shares

A Shares (1) (2):

Issued	67	67	103	11	1,066

Reinvested	1	1	—	—	17

Redeemed	(113)	(19)	(25)	—	(50)

Change in A Shares	(45)	49	78	11	1,033

C Shares:

Issued	4	—	—	—

Reinvested	19	33	—	—

Redeemed	(268)	(398)	—	—

Change in C Shares	(245)	(365)	—	—

Change in Shares	(622)	(115)	301	46	48,742	10,678

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Seix High Yield
	Fund (a)

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$259,961	$184,613

Dividends Reinvested	72,165	87,188

Cost of Shares Redeemed	(450,506)	(417,753)

Change in Net Assets from I Shares	$(118,380)	$(145,952)

T Shares:

Proceeds from Shares Issued		$2,840

Dividends Reinvested		12

Cost of Shares Redeemed		(5,727)

Change in Net Assets from T Shares		$(2,875)

A Shares (1) (2):

Proceeds from Shares Issued	$3,056	$37,266

Dividends Reinvested	2,028	1,712

Cost of Shares Redeemed	(12,227)	(11,512)

Change in Net Assets from A Shares	$(7,143)	$27,466

C Shares:

Proceeds from Shares Issued	$437	$2,973

Dividends Reinvested	125	97

Cost of Shares Redeemed	(1,470)	(383)

Change in Net Assets from C Shares	$(908)	$2,687

Change in Net Assets from Capital Transactions	$(126,431)	$(118,674)

Share Transactions:

I Shares:

Issued	24,404	16,930

Reinvested	6,769	8,029

Redeemed	(42,077)	(38,273)

Change in I Shares	(10,904)	(13,314)

T Shares:

Issued		258

Reinvested		1

Redeemed		(513)

Change in T Shares		(254)

A Shares (1) (2):

Issued	294	3,495

Reinvested	195	162

Redeemed	(1,176)	(1,093)

Change in A Shares	(687)	2,564

C Shares:

Issued	42	273

Reinvested	12	9

Redeemed	(139)	(36)

Change in C Shares	(85)	246

Change in Shares	(11,676)	(10,758)

*	Commencement of operations.

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

(1)	A Shares were offered beginning on April 13, 2005 for the Maryland Municipal Bond Fund.

(2)	A Shares were offered beginning on May 8, 2006 for the Seix Floating Rate High Income Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

			Short-Term
			U.S. Treasury
	Short-Term Bond Fund		Securities Fund		Strategic Income Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$15,575	$9,838	$2,719	$2,382	$8,876	$12,645

Net Realized Gain (Loss) on Investments Sold, Swaps, Options, Forward Foreign Currencies and Foreign Currency Transactions	(1,256)	531	(733)	(808)	1,505	(12,508)

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	4,174	(947)	1,163	(122)	3,394	(161)

Change in Net Assets from Operations	18,493	9,422	3,149	1,452	13,775	(24)

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(15,322)	(9,580)	(2,140)	(1,724)	(5,188)	(10,426)

T Shares

A Shares	(174)	(186)	(157)	(131)	(58)	(109)

C Shares	(205)	(306)	(421)	(528)	(1,278)	(2,244)
Tax Return of Capital

I Shares	—	—	—	—	(2,196)	—

A Shares	—	—	—	—	(24)	—

C Shares	—	—	—	—	(541)	—

Realized Gains:

I Shares	—	—	—	—	—	(4,450)

A Shares	—	—	—	—	—	(33)

C Shares	—	—	—	—	—	(1,056)

Total Dividends and Distributions	(15,701)	(10,072)	(2,718)	(2,383)	(9,285)	(18,318)

Change in Net Assets from Capital Transactions	136,305	(12,846)	(8,905)	(29,864)	(175,090)	29,254

Change in Net Assets	139,097	(13,496)	(8,474)	(30,795)	(170,600)	10,912

Net Assets:

Beginning of Period	295,903	309,399	79,285	110,080	291,420	280,508

End of Period	$435,000	$295,903	$70,811	$79,285	$120,820	$291,420

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$52	$136	$(1)	$(2)	$(965)	$(4,094)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Return
	Bond Fund (a)

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$27,234	$15,669

Net Realized Gain (Loss) on Investments Sold, Swaps, Options, Forward Foreign Currencies and Foreign Currency Transactions	(2,496)	(2,853)

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	8,248	(8,256)

Change in Net Assets from Operations	32,986	4,560

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(27,347)	(14,412)

T Shares		(1,742)

A Shares	(22)	(13)

C Shares	(1)	(1)
Tax Return of Capital

I Shares	—	—

A Shares	—	—

C Shares	—	—

Realized Gains:

I Shares	—	(493)

A Shares	—	(1)

C Shares	—	—

Total Dividends and Distributions	(27,370)	(16,662)

Change in Net Assets from Capital Transactions	98,162	212,581

Change in Net Assets	103,778	200,479

Net Assets:

Beginning of Period	498,251	297,772

End of Period	$602,029	$498,251

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$(648)	$36

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

			Short-Term U.S.
			Treasury Securities
	Short-Term Bond Fund		Fund		Strategic Income Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$229,055	$96,780	$9,435	$6,931	$24,224	$140,531

Proceeds from Shares Issued in Acquisition	—	12,374

Dividends Reinvested	3,405	2,720	294	258	782	3,086

Cost of Shares Redeemed	(89,715)	(118,491)	(9,587)	(21,504)	(184,717)	(82,975)

Change in Net Assets from I Shares	$142,745	$(6,617)	$142	$(14,315)	$(159,711)	$60,642

T Shares:

Proceeds from Shares Issued

Dividends Reinvested

Cost of Shares Redeemed

Change in Net Assets from T Shares

A Shares:

Proceeds from Shares Issued	$2,096	$2,668	$281	$453	$783	$1,633

Dividends Reinvested	137	164	124	108	61	127

Cost of Shares Redeemed	(3,582)	(3,533)	(792)	(2,527)	(1,477)	(3,670)

Change in Net Assets from A Shares	$(1,349)	$(701)	$(387)	$(1,966)	$(633)	$(1,910)

C Shares:

Proceeds from Shares Issued	$13	$435	$192	$294	$486	$1,238

Dividends Reinvested	173	238	374	505	1,263	2,558

Cost of Shares Redeemed	(5,277)	(6,201)	(9,226)	(14,382)	(16,495)	(33,274)

Change in Net Assets from C Shares	$(5,091)	$(5,528)	$(8,660)	$(13,583)	$(14,746)	$(29,478)

Change in Net Assets from Capital Transactions	$136,305	$(12,846)	$(8,905)	$(29,864)	$(175,090)	$29,254

Share Transactions:

I Shares:

Issued	23,514	9,961	961	701	2,489	13,993

Issued in Acquisition	—	1,281

Reinvested	349	280	30	26	80	314

Redeemed	(9,218)	(12,201)	(976)	(2,175)	(18,990)	(8,337)

Change in I Shares	14,645	(679)	15	(1,448)	(16,421)	5,970

T Shares:

Issued

Reinvested

Redeemed

Change in T Shares

A Shares:

Issued	215	273	29	46	81	161

Reinvested	14	17	13	11	6	13

Redeemed	(367)	(363)	(81)	(256)	(151)	(364)

Change in A Shares	(138)	(73)	(39)	(199)	(64)	(190)

C Shares:

Issued	1	45	20	30	49	122

Reinvested	19	24	38	51	129	258

Redeemed	(543)	(637)	(942)	(1,458)	(1,694)	(3,330)

Change in C Shares	(523)	(568)	(884)	(1,377)	(1,516)	(2,950)

Change in Shares	13,984	(1,320)	(908)	(3,024)	(18,001)	2,830

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Return
	Bond Fund (a)

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$204,181	$389,832

Proceeds from Shares Issued in Acquisition	65,561	—

Dividends Reinvested	13,172	8,527

Cost of Shares Redeemed	(184,578)	(64,112)

Change in Net Assets from I Shares	$98,336	$334,247

T Shares:

Proceeds from Shares Issued		$39,832

Dividends Reinvested		1,267

Cost of Shares Redeemed		(163,029)

Change in Net Assets from T Shares		$(121,930)

A Shares:

Proceeds from Shares Issued	$196	$298

Dividends Reinvested	12	4

Cost of Shares Redeemed	(383)	(66)

Change in Net Assets from A Shares	$(175)	$236

C Shares:

Proceeds from Shares Issued	$—	$28

Dividends Reinvested	1	1

Cost of Shares Redeemed	—	(1)

Change in Net Assets from C Shares	$1	$28

Change in Net Assets from Capital Transactions	$98,162	$212,581

Share Transactions:

I Shares:

Issued	20,630	38,549

Issued in Acquisition	6,597	—

Reinvested	1,331	848

Redeemed	(18,653)	(6,348)

Change in I Shares	9,905	33,049

T Shares:

Issued		3,893

Reinvested		124

Redeemed		(15,973)

Change in T Shares		(11,956)

A Shares:

Issued	19	29

Reinvested	1	—

Redeemed	(37)	(6)

Change in A Shares	(17)	23

C Shares:

Issued	—	3

Reinvested	—	—

Redeemed	—	—

Change in C Shares	—	3

Change in Shares	9,888	21,119

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
					Securities
	Ultra-Short		U.S. Government		Ultra-Short
	Bond Fund (a)		Securities Fund		Bond Fund (b)

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$7,125	$7,772	$21,691	$12,880	$1,465	$1,926

Net Realized Gain (Loss) on Investments Sold, Swaps, Forward Foreign Currencies and Foreign Currency Transactions	(520)	(421)	(2,786)	(944)	(108)	(126)

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	1,489	(420)	8,034	(5,944)	469	(71)

Change in Net Assets from Operations	8,094	6,931	26,939	5,992	1,826	1,729

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(7,415)	(6,434)	(21,594)	(13,431)	(1,506)	(1,902)

T Shares		(1,464)

A Shares			(119)	(117)

C Shares			(235)	(286)		(119)

Realized Gains:

I Shares	—	—	—	—	—	—

A Shares			—	—

C Shares			—	—		—

Total Dividends and Distributions	(7,415)	(7,898)	(21,948)	(13,834)	(1,506)	(2,021)

Change in Net Assets from Capital Transactions	(160,290)	33,249	210,619	891	(8,525)	(19,784)

Change in Net Assets	(159,611)	32,282	215,610	(6,951)	(8,205)	(20,076)

Net Assets:

Beginning of Period	245,257	212,975	327,416	334,367	42,616	62,692

End of Period	$85,646	$245,257	$543,026	$327,416	$34,411	$42,616

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$73	$375	$302	$605	$60	$111

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Virginia
	Intermediate Municipal
	Bond Fund

	04/01/06-	04/01/05-
	03/31/07	03/31/06

Operations:

Net Investment Income	$7,433	$5,998

Net Realized Gain (Loss) on Investments Sold, Swaps, Forward Foreign Currencies and Foreign Currency Transactions	58	280

Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities in Foreign Currency	2,167	(865)

Change in Net Assets from Operations	9,658	5,413

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(7,178)	(5,794)

T Shares

A Shares	(189)	(205)

C Shares	(63)	—

Realized Gains:

I Shares	—	(1,141)

A Shares	—	(38)

C Shares	—	—

Total Dividends and Distributions	(7,430)	(7,178)

Change in Net Assets from Capital Transactions	46,132	(7,105)

Change in Net Assets	48,360	(8,870)

Net Assets:

Beginning of Period	175,232	184,102

End of Period	$223,592	$175,232

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$(11)	$(18)

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

(b)	Effective August 1, 2006, all C Shares of this fund were exchanged for I Shares and C Shares were no longer offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
	Ultra-Short		U.S. Government		Securities Ultra-Short		Virginia Intermediate
	Bond Fund (a)(b)		Securities Fund		Bond Fund (b)(c)		Municipal Bond Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$56,762	$282,129	$318,558	$159,338	$13,831	$50,911	$30,094	$21,239

Proceeds from Shares Issued in Acquisition							50,730	—

Dividends Reinvested	1,246	1,145	3,313	2,992	420	691	224	882

Cost of Shares Redeemed	(218,298)	(110,138)	(108,207)	(157,312)	(22,776)	(57,870)	(38,022)	(27,623)

Change in Net Assets from I Shares	$(160,290)	$173,136	$213,664	$5,018	$(8,525)	$(6,268)	$43,026	$(5,502)

T Shares:

Proceeds from Shares Issued		$48,762

Dividends Reinvested		203

Cost of Shares Redeemed		(188,852)

Change in Net Assets from T Shares		$(139,887)

A Shares:

Proceeds from Shares Issued			$1,947	$2,798			$481	$658

Proceeds from Shares Issued in Acquisition							321	—

Dividends Reinvested			88	94			94	173

Cost of Shares Redeemed			(2,241)	(2,870)			(1,037)	(2,443)

Change in Net Assets from A Shares			$(206)	$22			$(141)	$(1,612)

C Shares (1):

Proceeds from Shares Issued			$20	$65		$8,253	$11	$9

Proceeds from Shares Issued in Acquisition							3,903	—

Dividends Reinvested			207	274		99	48	—

Cost of Shares Redeemed			(3,066)	(4,488)		(21,868)	(715)	—

Change in Net Assets from C Shares			$(2,839)	$(4,149)		$(13,516)	$3,247	$9

Change in Net Assets from Capital Transactions	$(160,290)	$33,249	$210,619	$891	$(8,525)	$(19,784)	$46,132	$(7,105)

Share Transactions:

I Shares:

Issued	5,697	28,114	31,229	15,314	1,397	5,099	2,987	2,091

Issued in Acquisition							5,066	—

Reinvested	125	132	324	288	42	86	22	88

Redeemed	(21,881)	(40,744)	(10,600)	(15,185)	(2,306)	(25,788)	(3,780)	(2,720)

Change in I Shares	(16,059)	(12,498)	20,953	417	(867)	(20,603)	4,295	(541)

T Shares:

Issued		4,871

Reinvested		38

Redeemed		(74,575)

Change in T Shares		(69,666)

A Shares:

Issued			190	268			49	64

Issued in Acquisition							32	—

Reinvested			9	9			9	17

Redeemed			(220)	(275)			(103)	(240)

Change in A Shares			(21)	2			(13)	(159)

C Shares (1):

Issued			3	6		833	—	1

Issued in Acquisition							390	—

Reinvested			20	26		10	5	—

Redeemed			(301)	(430)		(2,163)	(71)	—

Change in C Shares			(278)	(398)		(1,320)	324	1

Change in Shares	(16,059)	(82,164)	20,654	21	(867)	(21,923)	4,606	(699)

(a)	Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered.

(b)	The Ultra-Short Bond Fund and the U.S. Government Securities Ultra-Short Bond Fund were adjusted for a 5:1 stock split and 4.974874:1 stock split on April 1, 2005, respectively.

(c)	Effective August 1, 2005, all C Shares of this fund were exchanged for I Shares and C Shares were no longer offered.

(1)	C Shares were offered beginning on September 1, 2005 for the Virginia Intermediate Municipal Bond Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
	Prime Quality Money		Tax-Exempt Money		Securities Money
	Market Fund		Market Fund		Market Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Operations:

Net Investment Income	$371,296	$186,682	$57,426	$37,253	$34,251	$21,609

Net Realized Gain (Loss) on Investments Sold	13	114	212	103	(2)	—

Net Increase from Payments by Affiliates and Net Gains (Losses) Realized on the Disposal of Investments in Violation of Restrictions	—	18	—	—	—	—

Change in Net Assets from Operations	371,309	186,814	57,638	37,356	34,249	21,609

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(147,344)	(98,687)	(38,998)	(24,325)	(23,547)	(14,580)

A Shares	(223,766)	(87,817)	(18,401)	(12,929)	(10,691)	(7,029)

C Shares	(180)	(178)

Realized Gains:

I Shares	—	—	(83)	(47)	—	—

A Shares	—	—	(39)	(27)	—	—

Total Dividends and Distributions	(371,290)	(186,682)	(57,521)	(37,328)	(34,238)	(21,609)

Change in Net Assets from Capital Transactions	2,177,286	1,683,808	(91,894)	505,248	281,542	(79,753)

Change in Net Assets	2,177,305	1,683,940	(91,777)	505,276	281,553	(79,753)

Net Assets:

Beginning of Period	6,992,433	5,308,493	1,843,881	1,338,605	667,541	747,294

End of Period	$9,169,738	$6,992,433	$1,752,104	$1,843,881	$949,094	$667,541

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$33	$(74)	$26	$(1)	$13	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
	Prime Quality		Tax-Exempt		Securities Money
	Money Market Fund		Money Market Fund		Market Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$4,179,973	$4,293,785	$1,706,593	$1,815,318	$1,415,785	$1,423,967

Dividends Reinvested	16,752	10,886	105	62	656	1,077

Cost of Shares Redeemed	(3,924,831)	(4,501,652)	(1,721,806)	(1,578,954)	(1,139,198)	(1,528,403)

Change in Net Assets from I Shares	$271,894	$(196,981)	$(15,108)	$236,426	$277,243	$(103,359)

A Shares:

Proceeds from Shares Issued	$3,355,734	$3,180,851	$665,313	$1,385,281	$380,290	$428,415

Dividends Reinvested	223,647	91,013	18,439	13,368	10,691	7,367

Cost of Shares Redeemed	(1,673,732)	(1,384,974)	(760,538)	(1,129,827)	(386,682)	(412,176)

Change in Net Assets from A Shares	$1,905,649	$1,886,890	$(76,786)	$268,822	$4,299	$23,606

C Shares:

Proceeds from Shares Issued	$1,252	$900

Dividends Reinvested	154	164

Cost of Shares Redeemed	(1,663)	(7,165)

Change in Net Assets from C Shares	$(257)	$(6,101)

Change in Net Assets from Capital Transactions	$2,177,286	$1,683,808	$(91,894)	$505,248	$281,542	$(79,753)

Share Transactions:

I Shares:

Issued	4,179,973	4,293,785	1,706,593	1,815,318	1,415,785	1,423,967

Reinvested	16,752	10,886	105	62	656	1,077

Redeemed	(3,924,831)	(4,501,652)	(1,721,806)	(1,578,954)	(1,139,198)	(1,528,403)

Change in I Shares	271,894	(196,981)	(15,108)	236,426	277,243	(103,359)

A Shares:

Issued	3,355,734	3,180,851	665,313	1,385,281	380,290	428,415

Reinvested	223,647	91,013	18,439	13,368	10,691	7,367

Redeemed	(1,673,732)	(1,384,974)	(760,538)	(1,129,827)	(386,682)	(412,176)

Change in A Shares	1,905,649	1,886,890	(76,786)	268,822	4,299	23,606

C Shares:

Issued	1,252	900

Reinvested	154	164

Redeemed	(1,663)	(7,165)

Change in C Shares	(257)	(6,101)

Change in Shares	2,177,286	1,683,808	(91,894)	505,248	281,542	(79,753)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury Money		Virginia Tax-Free Money
	Market Fund		Market Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	3/31/2006

Operations:

Net Investment Income	$62,652	$43,859	$16,709	$10,915

Net Realized Gain (Loss) on Investments Sold	—	(14)	—	107

Change in Net Assets from Operations	62,652	43,845	16,709	11,022

Dividends and Distributions to Shareholders:

Net Investment Income:

I Shares	(61,585)	(43,695)	(6,879)	(4,669)

A Shares	(1,049)	(164)	(9,822)	(6,247)

Realized Gains:

I Shares	—	—	(2)	(39)

A Shares	—	—	(2)	(63)

Total Dividends and Distributions	(62,634)	(43,859)	(16,705)	(11,018)

Change in Net Assets from Capital Transactions	(605,937)	254,466	78,657	155,310

Change in Net Assets	(605,919)	254,452	78,661	155,314

Net Assets:

Beginning of Period	1,662,538	1,408,086	530,071	374,757

End of Period	$1,056,619	$1,662,538	$608,732	$530,071

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$80	$62	$13	$5

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury		Virginia Tax-Free
	Money Market Fund		Money Market Fund

	04/01/06-	04/01/05-	04/01/06-	04/01/05-
	03/31/07	03/31/06	03/31/07	03/31/06

Capital Transactions:

I Shares:

Proceeds from Shares Issued	$3,869,543	$2,817,452	$350,300	$370,968

Dividends Reinvested	387	320	1,075	677

Cost of Shares Redeemed	(4,495,054)	(2,575,370)	(347,504)	(322,706)

Change in Net Assets from I Shares	$(625,124)	$242,402	$3,871	$48,939

A Shares:

Proceeds from Shares Issued	$64,373	$95,793	$426,820	$379,425

Dividends Reinvested	1,049	165	9,824	6,510

Cost of Shares Redeemed	(46,235)	(83,894)	(361,858)	(279,564)

Change in Net Assets from A Shares	$19,187	$12,064	$74,786	$106,371

Change in Net Assets from Capital Transactions	$(605,937)	$254,466	$78,657	$155,310

Share Transactions:

I Shares:

Issued	3,869,543	2,817,452	350,299	370,968

Reinvested	387	320	1,075	677

Redeemed	(4,495,054)	(2,575,370)	(347,504)	(322,706)

Change in I Shares	(625,124)	242,402	3,870	48,939

A Shares:

Issued	64,373	95,793	426,820	379,425

Reinvested	1,049	165	9,824	6,510

Redeemed	(46,235)	(83,894)	(361,858)	(279,564)

Change in A Shares	19,187	12,064	74,786	106,371

Change in Shares	(605,937)	254,466	78,656	155,310

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2007	$10.16	$0.37		$0.13	$0.50	$(0.40)	$(0.01)	$(0.41)
Year Ended March 31, 2006	10.21	0.36	(a)	(0.04)	0.32	(0.36)	(0.01)	(0.37)
Period Ended March 31, 2005†	10.24	0.28		0.20	0.48	(0.27)	(0.24)	(0.51)
Year Ended May 31, 2004	10.89	0.34	(a)	(0.58)	(0.24)	(0.34)	(0.07)	(0.41)
Year Ended May 31, 2003	10.29	0.38		0.60	0.98	(0.38)	—	(0.38)
Year Ended May 31, 2002	10.10	0.39		0.19	0.58	(0.39)	—	(0.39)
A Shares
Year Ended March 31, 2007	10.18	0.35		0.12	0.47	(0.38)	(0.01)	(0.39)
Year Ended March 31, 2006	10.22	0.35	(a)	(0.03)	0.32	(0.35)	(0.01)	(0.36)
Period Ended March 31, 2005†	10.25	0.27		0.20	0.47	(0.26)	(0.24)	(0.50)
Year Ended May 31, 2004	10.90	0.32	(a)	(0.58)	(0.26)	(0.32)	(0.07)	(0.39)
Year Ended May 31, 2003	10.31	0.35		0.59	0.94	(0.35)	—	(0.35)
Year Ended May 31, 2002	10.12	0.37		0.19	0.56	(0.37)	—	(0.37)
C Shares
Year Ended March 31, 2007	10.17	0.26		0.12	0.38	(0.29)	(0.01)	(0.30)
Year Ended March 31, 2006	10.22	0.27	(a)	(0.04)	0.23	(0.27)	(0.01)	(0.28)
Period Ended March 31, 2005†	10.25	0.22		0.20	0.42	(0.21)	(0.24)	(0.45)
Year Ended May 31, 2004	10.90	0.27	(a)	(0.58)	(0.31)	(0.27)	(0.07)	(0.34)
Year Ended May 31, 2003	10.30	0.30		0.60	0.90	(0.30)	—	(0.30)
Year Ended May 31, 2002	10.11	0.32		0.19	0.51	(0.32)	—	(0.32)

High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2007	10.82	0.37		0.12	0.49	(0.37)	(0.02)	(0.39)
Year Ended March 31, 2006	10.90	0.34		(0.03)	0.31	(0.34)	(0.05)	(0.39)
Period Ended March 31, 2005†	10.93	0.26		0.10	0.36	(0.26)	(0.13)	(0.39)
Year Ended May 31, 2004	11.69	0.32	(a)	(0.56)	(0.24)	(0.32)	(0.20)	(0.52)
Year Ended May 31, 2003	10.95	0.40		0.79	1.19	(0.40)	(0.05)	(0.45)
Year Ended May 31, 2002	10.79	0.40		0.22	0.62	(0.40)	(0.06)	(0.46)
A Shares
Year Ended March 31, 2007	10.83	0.35		0.12	0.47	(0.35)	(0.02)	(0.37)
Year Ended March 31, 2006	10.91	0.33		(0.03)	0.30	(0.33)	(0.05)	(0.38)
Period Ended March 31, 2005†	10.93	0.25		0.11	0.36	(0.25)	(0.13)	(0.38)
Year Ended May 31, 2004	11.69	0.30	(a)	(0.56)	(0.26)	(0.30)	(0.20)	(0.50)
Year Ended May 31, 2003	10.95	0.38		0.79	1.17	(0.38)	(0.05)	(0.43)
Year Ended May 31, 2002	10.79	0.38		0.22	0.60	(0.38)	(0.06)	(0.44)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2007	$10.25	4.95%	$142,485	0.60%	3.71%	0.60%	61%
Year Ended March 31, 2006	10.16	3.19	115,929	0.64	3.53	0.66	43
Period Ended March 31, 2005†	10.21	4.73	96,503	0.67	3.31	0.71	52
Year Ended May 31, 2004	10.24	(2.18)	98,113	0.71	3.26	0.76	100
Year Ended May 31, 2003	10.89	9.64	98,866	0.71	3.55	0.76	17
Year Ended May 31, 2002	10.29	5.81	91,356	0.71	3.79	0.76	23
A Shares
Year Ended March 31, 2007	10.26	4.68	3,592	0.75	3.56	0.75	61
Year Ended March 31, 2006	10.18	3.12	3,711	0.79	3.38	0.81	43
Period Ended March 31, 2005†	10.22	4.57	2,660	0.86	3.12	0.99	52
Year Ended May 31, 2004	10.25	(2.39)	2,735	0.92	3.06	1.36	100
Year Ended May 31, 2003	10.90	9.29	2,630	0.92	3.34	1.41	17
Year Ended May 31, 2002	10.31	5.58	2,844	0.92	3.58	1.36	23
C Shares
Year Ended March 31, 2007	10.25	3.81	6,508	1.60	2.74	1.60	61
Year Ended March 31, 2006	10.17	2.25	9,567	1.57	2.61	1.67	43
Period Ended March 31, 2005†	10.22	4.09	10,664	1.42	2.56	1.73	52
Year Ended May 31, 2004	10.25	(2.87)	13,351	1.42	2.55	1.84	100
Year Ended May 31, 2003	10.90	8.86	16,591	1.42	2.84	1.84	17
Year Ended May 31, 2002	10.30	5.07	14,269	1.42	3.08	1.84	23

High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2007	10.92	4.54	163,707	0.60	3.37	0.61	128
Year Ended March 31, 2006	10.82	2.90	165,341	0.63	3.13	0.65	90
Period Ended March 31, 2005†	10.90	3.31	157,500	0.67	2.84	0.71	66
Year Ended May 31, 2004	10.93	(2.07)	165,065	0.71	2.82	0.75	56
Year Ended May 31, 2003	11.69	11.13	147,423	0.71	3.54	0.75	62
Year Ended May 31, 2002	10.95	5.88	120,885	0.71	3.65	0.76	91
A Shares
Year Ended March 31, 2007	10.93	4.38	2,844	0.75	3.23	0.76	128
Year Ended March 31, 2006	10.83	2.73	5,077	0.80	2.98	0.81	90
Period Ended March 31, 2005†	10.91	3.24	6,129	0.86	2.65	0.94	66
Year Ended May 31, 2004	10.93	(2.28)	5,906	0.92	2.62	1.13	56
Year Ended May 31, 2003	11.69	10.89	8,191	0.92	3.29	1.13	62
Year Ended May 31, 2002	10.95	5.66	2,935	0.92	3.44	1.37	91

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

High Grade Municipal Bond Fund
C Shares
Year Ended March 31, 2007	$10.85	$0.26		$0.12	$0.38	$(0.26)	$(0.02)	$(0.28)
Year Ended March 31, 2006	10.93	0.24		(0.03)	0.21	(0.24)	(0.05)	(0.29)
Period Ended March 31, 2005†	10.96	0.19		0.10	0.29	(0.19)	(0.13)	(0.32)
Year Ended May 31, 2004	11.71	0.24	(a)	(0.55)	(0.31)	(0.24)	(0.20)	(0.44)
Year Ended May 31, 2003	10.97	0.32		0.79	1.11	(0.32)	(0.05)	(0.37)
Year Ended May 31, 2002	10.81	0.32		0.22	0.54	(0.32)	(0.06)	(0.38)

High Income Fund
I Shares
Year Ended March 31, 2007	6.97	0.58		0.39	0.97	(0.58)	—	(0.58)
Year Ended March 31, 2006	7.38	0.55		(0.03)	0.52	(0.55)	(0.38)	(0.93)
Period Ended March 31, 2005†	7.38	0.46		0.21	0.67	(0.46)	(0.21)	(0.67)
Year Ended May 31, 2004	7.16	0.62	(a)	0.22	0.84	(0.62)	—	(0.62)
Year Ended May 31, 2003	7.25	0.61		(0.09)	0.52	(0.61)	—	(0.61)
Period Ended May 31, 2002(b)	7.37	0.39		(0.12)	0.27	(0.39)	—	(0.39)
A Shares
Year Ended March 31, 2007	6.98	0.56		0.39	0.95	(0.56)	—	(0.56)
Year Ended March 31, 2006	7.39	0.53		(0.03)	0.50	(0.53)	(0.38)	(0.91)
Period Ended March 31, 2005†	7.38	0.44		0.22	0.66	(0.44)	(0.21)	(0.65)
Period Ended May 31, 2004(c)	7.39	0.35	(a)	(0.01)	0.34	(0.35)	—	(0.35)
C Shares
Year Ended March 31, 2007	6.97	0.51		0.39	0.90	(0.51)	—	(0.51)
Year Ended March 31, 2006	7.38	0.49		(0.03)	0.46	(0.49)	(0.38)	(0.87)
Period Ended March 31, 2005†	7.38	0.42		0.21	0.63	(0.42)	(0.21)	(0.63)
Year Ended May 31, 2004	7.16	0.57	(a)	0.22	0.79	(0.57)	—	(0.57)
Year Ended May 31, 2003	7.25	0.57		(0.09)	0.48	(0.57)	—	(0.57)
Year Ended May 31, 2002	7.69	0.55		(0.44)	0.11	(0.55)	—	(0.55)

Intermediate Bond Fund
I Shares
Year Ended March 31, 2007	9.85	0.46	(a)	0.11	0.57	(0.46)	—	(0.46)
Year Ended March 31, 2006	10.08	0.38		(0.21)	0.17	(0.39)	(0.01)	(0.40)
Period Ended March 31, 2005	10.37	0.14		(0.21)	(0.07)	(0.14)	(0.08)	(0.22)
Year Ended October 31, 2004††	10.23	0.34		0.14	0.48	(0.34)	—	(0.34)
Year Ended October 31, 2003	10.12	0.37		0.15	0.52	(0.41)	—	(0.41)
Year Ended October 31, 2002	10.63	0.47		(0.23)	0.24	(0.50)	(0.25)	(0.75)
A Shares
Year Ended March 31, 2007	9.85	0.44	(a)	0.10	0.54	(0.44)	—	(0.44)
Year Ended March 31, 2006	10.08	0.39		(0.25)	0.14	(0.36)	(0.01)	(0.37)
Period Ended March 31, 2005	10.36	0.13		(0.21)	(0.08)	(0.12)	(0.08)	(0.20)
Period Ended October 31, 2004††(d)	10.32	0.02		0.04	0.06	(0.02)	—	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

High Grade Municipal Bond Fund
C Shares
Year Ended March 31, 2007	$10.95	3.49%	$6,724	1.60%	2.37%	1.61%	128%
Year Ended March 31, 2006	10.85	1.95	8,783	1.56	2.22	1.66	90
Period Ended March 31, 2005†	10.93	2.66	12,347	1.42	2.09	1.73	66
Year Ended May 31, 2004	10.96	(2.68)	19,952	1.42	2.14	1.81	56
Year Ended May 31, 2003	11.71	10.32	40,241	1.42	2.81	1.80	62
Year Ended May 31, 2002	10.97	5.15	21,897	1.42	2.93	1.84	91

High Income Fund
I Shares
Year Ended March 31, 2007	7.36	14.58	42,809	0.70	8.11	0.71	379
Year Ended March 31, 2006	6.97	7.53	36,764	0.72	7.64	0.82	208
Period Ended March 31, 2005†	7.38	9.31	51,318	0.73	7.47	0.87	191
Year Ended May 31, 2004	7.38	11.94	71,314	0.76	8.27	0.91	49
Year Ended May 31, 2003	7.16	8.19	100,852	0.78	8.95	0.93	20
Period Ended May 31, 2002(b)	7.25	3.70	28,767	0.82	8.27	0.97	59
A Shares
Year Ended March 31, 2007	7.37	14.22	498	1.00	7.86	1.01	379
Year Ended March 31, 2006	6.98	7.20	403	1.03	7.36	1.13	208
Period Ended March 31, 2005†	7.39	9.17	739	1.03	7.34	1.39	191
Period Ended May 31, 2004(c)	7.38	4.61	1,508	1.10	7.80	1.88	49
C Shares
Year Ended March 31, 2007	7.36	13.45	28,862	1.70	7.11	1.71	379
Year Ended March 31, 2006	6.97	6.57	36,062	1.62	6.78	1.83	208
Period Ended March 31, 2005†	7.38	8.69	52,847	1.40	6.78	1.88	191
Year Ended May 31, 2004	7.38	11.23	75,693	1.40	7.62	1.98	49
Year Ended May 31, 2003	7.16	7.52	64,418	1.40	8.43	2.00	20
Year Ended May 31, 2002	7.25	1.46	46,864	1.40	7.35	2.02	59

Intermediate Bond Fund
I Shares
Year Ended March 31, 2007	9.96	5.97	94,136	0.31	4.67	0.31	225
Year Ended March 31, 2006	9.85	1.76	78,187	0.31	3.88	0.31	154
Period Ended March 31, 2005	10.08	(0.75)	47,981	0.29	3.25	0.29	94
Year Ended October 31, 2004††	10.37	4.73	35,848	0.45	3.25	0.59	130
Year Ended October 31, 2003	10.23	5.16	28,689	0.45	3.42	0.56	277
Year Ended October 31, 2002	10.12	2.47	40,284	0.45	4.63	0.73	237
A Shares
Year Ended March 31, 2007	9.95	5.62	105	0.58	4.72	0.58	225
Year Ended March 31, 2006	9.85	1.39	4	0.56	3.83	0.57	154
Period Ended March 31, 2005	10.08	(0.82)	1	0.63	2.84	0.63	94
Period Ended October 31, 2004††(d)	10.36	0.53	1	0.71	2.58	0.71	130

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Intermediate Bond Fund
C Shares
Year Ended March 31, 2007	$9.85	$0.36	(a)	$0.12	$0.48	$(0.38)	$—	$(0.38)
Year Ended March 31, 2006	10.08	0.28		(0.21)	0.07	(0.29)	(0.01)	(0.30)
Period Ended March 31, 2005	10.36	0.11		(0.21)	(0.10)	(0.10)	(0.08)	(0.18)
Period Ended October 31, 2004††(d)	10.32	0.01		0.04	0.05	(0.01)	—	(0.01)

Investment Grade Bond Fund
I Shares
Year Ended March 31, 2007	10.40	0.49		0.10	0.59	(0.50)	—	(0.50)
Year Ended March 31, 2006	10.51	0.42		(0.11)	0.31	(0.42)	—	(0.42)
Period Ended March 31, 2005†	10.31	0.29		0.19	0.48	(0.28)	—	(0.28)
Year Ended May 31, 2004	10.94	0.35	(a)	(0.60)	(0.25)	(0.38)	—	(0.38)
Year Ended May 31, 2003	10.24	0.40		0.76	1.16	(0.46)	—	(0.46)
Year Ended May 31, 2002	10.23	0.51		0.01	0.52	(0.51)	—	(0.51)
A Shares
Year Ended March 31, 2007	10.40	0.46		0.10	0.56	(0.47)	—	(0.47)
Year Ended March 31, 2006	10.50	0.38		(0.10)	0.28	(0.38)	—	(0.38)
Period Ended March 31, 2005†	10.31	0.26		0.18	0.44	(0.25)	—	(0.25)
Year Ended May 31, 2004	10.94	0.31	(a)	(0.60)	(0.29)	(0.34)	—	(0.34)
Year Ended May 31, 2003	10.24	0.38		0.74	1.12	(0.42)	—	(0.42)
Year Ended May 31, 2002	10.23	0.48		0.01	0.49	(0.48)	—	(0.48)
C Shares
Year Ended March 31, 2007	10.40	0.38		0.11	0.49	(0.39)	—	(0.39)
Year Ended March 31, 2006	10.51	0.31		(0.11)	0.20	(0.31)	—	(0.31)
Period Ended March 31, 2005†	10.31	0.21		0.19	0.40	(0.20)	—	(0.20)
Year Ended May 31, 2004	10.95	0.25	(a)	(0.60)	(0.35)	(0.29)	—	(0.29)
Year Ended May 31, 2003	10.25	0.31		0.76	1.07	(0.37)	—	(0.37)
Year Ended May 31, 2002	10.24	0.42		0.01	0.43	(0.42)	—	(0.42)

Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2007	11.38	0.38		0.12	0.50	(0.37)	(0.04)	(0.41)
Year Ended March 31, 2006	11.45	0.33		0.01	0.34	(0.33)	(0.08)	(0.41)
Period Ended March 31, 2005†	11.44	0.23		0.20	0.43	(0.24)	(0.18)	(0.42)
Year Ended May 31, 2004	12.01	0.27	(a)	(0.32)	(0.05)	(0.27)	(0.25)	(0.52)
Year Ended May 31, 2003	11.57	0.30		0.90	1.20	(0.30)	(0.46)	(0.76)
Year Ended May 31, 2002	11.38	0.34		0.46	0.80	(0.34)	(0.27)	(0.61)
A Shares
Year Ended March 31, 2007	11.39	0.34		0.13	0.47	(0.34)	(0.04)	(0.38)
Year Ended March 31, 2006	11.46	0.29		0.01	0.30	(0.29)	(0.08)	(0.37)
Period Ended March 31, 2005†	11.46	0.19		0.19	0.38	(0.20)	(0.18)	(0.38)
Year Ended May 31, 2004	12.03	0.23	(a)	(0.33)	(0.10)	(0.22)	(0.25)	(0.47)
Year Ended May 31, 2003	11.58	0.25		0.91	1.16	(0.25)	(0.46)	(0.71)
Year Ended May 31, 2002	11.39	0.29		0.46	0.75	(0.29)	(0.27)	(0.56)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Intermediate Bond Fund
C Shares
Year Ended March 31, 2007	$9.95	4.92%	$1	1.31%	3.61%	1.31%	225%
Year Ended March 31, 2006	9.85	0.74	68	1.24	2.86	1.25	154
Period Ended March 31, 2005	10.08	(0.96)	1	0.91	2.47	1.36	94
Period Ended October 31, 2004††(d)	10.36	0.51	1	1.00	2.22	1.41	130

Investment Grade Bond Fund
I Shares
Year Ended March 31, 2007	10.49	5.79	394,196	0.55	4.70	0.55	240
Year Ended March 31, 2006	10.40	2.94	480,024	0.65	3.91	0.65	171
Period Ended March 31, 2005†	10.51	4.71	602,995	0.78	3.31	0.80	268
Year Ended May 31, 2004	10.31	(2.31)	578,345	0.82	3.29	0.84	119
Year Ended May 31, 2003	10.94	11.61	821,342	0.81	3.92	0.83	137
Year Ended May 31, 2002	10.24	5.18	886,471	0.81	4.81	0.83	123
A Shares
Year Ended March 31, 2007	10.49	5.48	16,526	0.85	4.40	0.85	240
Year Ended March 31, 2006	10.40	2.69	20,210	1.00	3.57	1.00	171
Period Ended March 31, 2005†	10.50	4.24	23,687	1.21	2.90	1.26	268
Year Ended May 31, 2004	10.31	(2.70)	31,263	1.22	2.90	1.38	119
Year Ended May 31, 2003	10.94	11.16	34,874	1.22	3.45	1.38	137
Year Ended May 31, 2002	10.24	4.81	20,825	1.22	4.40	1.40	123
C Shares
Year Ended March 31, 2007	10.50	4.84	9,024	1.55	3.69	1.55	240
Year Ended March 31, 2006	10.40	1.94	13,580	1.63	2.93	1.66	171
Period Ended March 31, 2005†	10.51	3.90	17,923	1.71	2.39	1.84	268
Year Ended May 31, 2004	10.31	(3.27)	24,327	1.71	2.40	2.00	119
Year Ended May 31, 2003	10.95	10.61	37,810	1.71	3.01	1.97	137
Year Ended May 31, 2002	10.25	4.27	36,200	1.71	3.90	1.96	123

Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2007	11.47	4.51	410,473	0.55	3.28	0.55	214
Year Ended March 31, 2006	11.38	2.92	300,986	0.64	2.84	0.64	237
Period Ended March 31, 2005†	11.45	3.74	259,542	0.77	2.36	0.80	178
Year Ended May 31, 2004	11.44	(0.45)	205,266	0.81	2.33	0.84	242
Year Ended May 31, 2003	12.01	10.80	185,485	0.81	2.57	0.84	329
Year Ended May 31, 2002	11.57	7.15	149,200	0.81	2.93	0.84	311
A Shares
Year Ended March 31, 2007	11.48	4.20	11,723	0.85	2.97	0.85	214
Year Ended March 31, 2006	11.39	2.57	16,182	0.99	2.49	0.99	237
Period Ended March 31, 2005†	11.46	3.28	17,430	1.20	1.93	1.26	178
Year Ended May 31, 2004	11.46	(0.85)	19,086	1.22	1.92	1.36	242
Year Ended May 31, 2003	12.03	10.42	21,756	1.22	2.16	1.36	329
Year Ended May 31, 2002	11.58	6.71	20,436	1.22	2.51	1.36	311

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Investment Grade Tax-Exempt Bond Fund
C Shares
Year Ended March 31, 2007	$11.37	$0.26		$0.13	$0.39	$(0.26)	$(0.04)	$(0.30)
Year Ended March 31, 2006	11.44	0.21		0.01	0.22	(0.21)	(0.08)	(0.29)
Period Ended March 31, 2005†	11.44	0.14		0.19	0.33	(0.15)	(0.18)	(0.33)
Year Ended May 31, 2004	12.01	0.17	(a)	(0.32)	(0.15)	(0.17)	(0.25)	(0.42)
Year Ended May 31, 2003	11.57	0.20		0.90	1.10	(0.20)	(0.46)	(0.66)
Year Ended May 31, 2002	11.38	0.24		0.46	0.70	(0.24)	(0.27)	(0.51)

Limited Duration Fund
I Shares
Year Ended March 31, 2007	9.99	0.51		(0.02)	0.49	(0.50)	— *	(0.50)
Year Ended March 31, 2006	9.98	0.35		0.02	0.37	(0.36)	—	(0.36)
Period Ended March 31, 2005	9.98	0.08		—	0.08	(0.08)	— *	(0.08)
Year Ended October 31, 2004††	9.98	0.11		—	0.11	(0.11)	—	(0.11)
Year Ended October 31, 2003	10.00	0.11		(0.02)	0.09	(0.11)	—	(0.11)
Period Ended October 31, 2002(e)	10.00	—	*	—	— *	— *	—	— *

Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2007	9.88	0.43	(a)	0.09	0.52	(0.46)	—	(0.46)
Year Ended March 31, 2006	10.09	0.35		(0.15)	0.20	(0.41)	—	(0.41)
Period Ended March 31, 2005†	10.18	0.31		(0.08)	0.23	(0.32)	—	(0.32)
Year Ended May 31, 2004	10.59	0.24	(a)	(0.36)	(0.12)	(0.29)	—	(0.29)
Year Ended May 31, 2003	10.31	0.29	(a)	0.42	0.71	(0.42)	(0.01)	(0.43)
Year Ended May 31, 2002	10.01	0.43		0.32	0.75	(0.43)	(0.02)	(0.45)
A Shares
Year Ended March 31, 2007	9.87	0.41	(a)	0.08	0.49	(0.44)	—	(0.44)
Year Ended March 31, 2006	10.07	0.30		(0.11)	0.19	(0.39)	—	(0.39)
Period Ended March 31, 2005†	10.16	0.29		(0.08)	0.21	(0.30)	—	(0.30)
Year Ended May 31, 2004	10.57	0.21	(a)	(0.35)	(0.14)	(0.27)	—	(0.27)
Year Ended May 31, 2003	10.29	0.24	(a)	0.44	0.68	(0.39)	(0.01)	(0.40)
Year Ended May 31, 2002	10.00	0.40		0.31	0.71	(0.40)	(0.02)	(0.42)
C Shares
Year Ended March 31, 2007	9.89	0.33	(a)	0.08	0.41	(0.36)	—	(0.36)
Year Ended March 31, 2006	10.10	0.23		(0.12)	0.11	(0.32)	—	(0.32)
Period Ended March 31, 2005†	10.18	0.25		(0.07)	0.18	(0.26)	—	(0.26)
Year Ended May 31, 2004	10.59	0.17	(a)	(0.35)	(0.18)	(0.23)	—	(0.23)
Year Ended May 31, 2003	10.31	0.21	(a)	0.43	0.64	(0.35)	(0.01)	(0.36)
Year Ended May 31, 2002	10.02	0.37		0.31	0.68	(0.37)	(0.02)	(0.39)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Investment Grade Tax-Exempt Bond Fund
C Shares
Year Ended March 31, 2007	$11.46	3.48%	$7,254	1.55%	2.27%	1.55%	214%
Year Ended March 31, 2006	11.37	1.92	10,284	1.65	1.85	1.67	237
Period Ended March 31, 2005†	11.44	2.86	15,612	1.70	1.43	1.82	178
Year Ended May 31, 2004	11.44	(1.33)	22,969	1.70	1.45	1.92	242
Year Ended May 31, 2003	12.01	9.82	32,684	1.70	1.68	1.91	329
Year Ended May 31, 2002	11.57	6.21	24,587	1.70	2.03	1.92	311

Limited Duration Fund
I Shares
Year Ended March 31, 2007	9.98	5.04	40,291	0.14	5.03	0.14	185
Year Ended March 31, 2006	9.99	3.73	58,887	0.15	3.39	0.15	94
Period Ended March 31, 2005	9.98	0.84	83,315	0.16	2.12	0.16	12
Year Ended October 31, 2004††	9.98	1.09	129,259	0.20	1.04	0.26	101
Year Ended October 31, 2003	9.98	0.92	146,513	0.20	1.10	0.26	244
Period Ended October 31, 2002(e)	10.00	— (f)	12,298	— (f)	— (f)	— (f)	— (f)

Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2007	9.94	5.33	422,749	0.55	4.32	0.55	90
Year Ended March 31, 2006	9.88	2.04	369,991	0.61	3.41	0.63	81
Period Ended March 31, 2005†	10.09	2.26	407,543	0.66	3.60	0.71	41
Year Ended May 31, 2004	10.18	(1.10)	435,446	0.70	2.32	0.75	146
Year Ended May 31, 2003	10.59	6.99	320,718	0.70	2.79	0.75	117
Year Ended May 31, 2002	10.31	7.53	164,624	0.70	3.72	0.75	410
A Shares
Year Ended March 31, 2007	9.92	5.03	3,540	0.75	4.12	0.75	90
Year Ended March 31, 2006	9.87	1.93	4,398	0.83	3.21	0.85	81
Period Ended March 31, 2005†	10.07	2.07	5,854	0.90	3.47	1.00	41
Year Ended May 31, 2004	10.16	(1.36)	9,495	0.96	2.06	1.17	146
Year Ended May 31, 2003	10.57	6.72	13,668	0.96	2.33	1.20	117
Year Ended May 31, 2002	10.29	7.16	1,578	0.96	3.50	2.06	410
C Shares
Year Ended March 31, 2007	9.94	4.18	14,530	1.55	3.30	1.55	90
Year Ended March 31, 2006	9.89	1.14	20,112	1.50	2.54	1.65	81
Period Ended March 31, 2005†	10.10	1.81	34,924	1.31	3.04	1.74	41
Year Ended May 31, 2004	10.18	(1.71)	70,000	1.31	1.68	1.82	146
Year Ended May 31, 2003	10.59	6.33	166,211	1.31	1.97	1.80	117
Year Ended May 31, 2002	10.31	6.83	15,930	1.31	2.88	1.98	410

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Maryland Municipal Bond Fund
I Shares
Year Ended March 31, 2007	$10.14	$0.38	(a)	$0.11	$0.49	$(0.38)	$(0.04)	$(0.42)
Year Ended March 31, 2006	10.27	0.38		(0.04)	0.34	(0.38)	(0.09)	(0.47)
Period Ended March 31, 2005†	10.27	0.30		0.10	0.40	(0.31)	(0.09)	(0.40)
Year Ended May 31, 2004	10.94	0.36	(a)	(0.47)	(0.11)	(0.36)	(0.20)	(0.56)
Year Ended May 31, 2003	10.32	0.37		0.63	1.00	(0.37)	(0.01)	(0.38)
Year Ended May 31, 2002	10.12	0.38		0.20	0.58	(0.38)	—	(0.38)
A Shares
Year Ended March 31, 2007	10.15	0.38	(a)	0.10	0.48	(0.37)	(0.04)	(0.41)
Period Ended March 31, 2006(g)	10.32	0.30		(0.07)	0.23	(0.31)	(0.09)	(0.40)
C Shares
Year Ended March 31, 2007	10.16	0.28	(a)	0.11	0.39	(0.28)	(0.04)	(0.32)
Year Ended March 31, 2006	10.29	0.28		(0.04)	0.24	(0.28)	(0.09)	(0.37)
Period Ended March 31, 2005†	10.29	0.21		0.10	0.31	(0.22)	(0.09)	(0.31)
Year Ended May 31, 2004	10.96	0.26	(a)	(0.47)	(0.21)	(0.26)	(0.20)	(0.46)
Year Ended May 31, 2003	10.34	0.27		0.63	0.90	(0.27)	(0.01)	(0.28)
Year Ended May 31, 2002	10.14	0.29		0.20	0.49	(0.29)	—	(0.29)

North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2007	9.90	0.35	(a)	0.15	0.50	(0.35)	—	(0.35)
Year Ended March 31, 2006	9.87	0.31		0.03	0.34	(0.31)	—	(0.31)
Period Ended March 31, 2005†	9.76	0.25		0.14	0.39	(0.25)	(0.03)	(0.28)
Period Ended May 31, 2004(h)	10.00	0.09		(0.24)	(0.15)	(0.09)	—	(0.09)
A Shares
Year Ended March 31, 2007	9.88	0.34	(a)	0.15	0.49	(0.34)	—	(0.34)
Year Ended March 31, 2006	9.87	0.37		0.01	0.38	(0.37)	—	(0.37)
Period Ended March 31, 2005†(i)	9.97	0.01		(0.10)	(0.09)	(0.01)	—	(0.01)
C Shares
Year Ended March 31, 2007	9.89	0.25	(a)	0.15	0.40	(0.25)	—	(0.25)
Year Ended March 31, 2006	9.87	0.30		0.02	0.32	(0.30)	—	(0.30)
Period Ended March 31, 2005†(i)	9.97	0.01		(0.10)	(0.09)	(0.01)	—	(0.01)

Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2007	9.96	0.69		0.03	0.72	(0.70)	— *	(0.70)
Period Ended March 31, 2006(j)	10.00	0.04		(0.04)	—	(0.04)	—	(0.04)
A Shares
Period Ended March 31, 2007(k)	9.94	0.60		0.06	0.66	(0.61)	— *	(0.61)
[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Maryland Municipal Bond Fund
I Shares
Year Ended March 31, 2007	$10.21	4.93%	$29,513	0.63%	3.75%	0.63%	57%
Year Ended March 31, 2006	10.14	3.34	32,699	0.66	3.68	0.68	55
Period Ended March 31, 2005†	10.27	3.87	31,046	0.64	3.49	0.72	30
Year Ended May 31, 2004	10.27	(1.06)	29,735	0.72	3.39	0.80	15
Year Ended May 31, 2003	10.94	9.85	30,501	0.70	3.47	0.78	31
Year Ended May 31, 2002	10.32	5.80	33,668	0.71	3.69	0.78	45
A Shares
Year Ended March 31, 2007	10.22	4.77	45	0.78	3.69	0.78	57
Period Ended March 31, 2006(g)	10.15	2.25	502	0.77	3.54	0.78	55
C Shares
Year Ended March 31, 2007	10.23	3.88	6,873	1.63	2.75	1.63	57
Year Ended March 31, 2006	10.16	2.30	9,333	1.67	2.69	1.70	55
Period Ended March 31, 2005†	10.29	3.03	13,197	1.63	2.50	1.74	30
Year Ended May 31, 2004	10.29	(1.97)	18,897	1.64	2.46	1.82	15
Year Ended May 31, 2003	10.96	8.81	29,556	1.64	2.52	1.81	31
Year Ended May 31, 2002	10.34	4.84	23,215	1.64	2.75	1.83	45

North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2007	10.05	5.17	44,130	0.59	3.54	0.59	84
Year Ended March 31, 2006	9.90	3.51	41,276	0.68	3.14	0.70	85
Period Ended March 31, 2005†	9.87	3.97	40,798	0.75	2.78	0.82	32
Period Ended May 31, 2004(h)	9.76	(1.52)	32,757	0.75	2.45	2.30	20
A Shares
Year Ended March 31, 2007	10.03	5.02	896	0.75	3.46	0.75	84
Year Ended March 31, 2006	9.88	3.85	110	0.66	2.47	0.67	85
Period Ended March 31, 2005†(i)	9.87	(0.89)	—	—	3.84	—	32
C Shares
Year Ended March 31, 2007	10.04	4.14	2	1.59	2.56	1.59	84
Year Ended March 31, 2006	9.89	3.23	2	1.58	2.18	1.58	85
Period Ended March 31, 2005†(i)	9.87	(0.90)	—	—	3.70	—	32

Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2007	9.98	7.47	582,861	0.51	7.03	0.51	148
Period Ended March 31, 2006(j)	9.96	0.02	106,405	0.56	5.24	0.80	9
A Shares
Period Ended March 31, 2007(k)	9.99	6.87	10,310	0.79	6.83	0.79	148

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Seix High Yield Fund
I Shares
Year Ended March 31, 2007	$10.69	$0.74		$0.15	$0.89	$(0.74)	$—	$(0.74)
Year Ended March 31, 2006	10.94	0.68		(0.10)	0.58	(0.68)	(0.15)	(0.83)
Period Ended March 31, 2005	11.42	0.29		(0.35)	(0.06)	(0.29)	(0.13)	(0.42)
Year Ended October 31, 2004††	11.09	0.72		0.35	1.07	(0.72)	(0.02)	(0.74)
Year Ended October 31, 2003	10.17	0.68		0.92	1.60	(0.68)	—	(0.68)
Year Ended October 31, 2002	10.40	0.63		(0.20)	0.43	(0.63)	(0.03)	(0.66)
A Shares
Year Ended March 31, 2007	10.45	0.72		0.15	0.87	(0.72)	—	(0.72)
Year Ended March 31, 2006	10.70	0.65		(0.10)	0.55	(0.65)	(0.15)	(0.80)
Period Ended March 31, 2005	11.18	0.28		(0.35)	(0.07)	(0.28)	(0.13)	(0.41)
Year Ended October 31, 2004††	10.75	0.56		0.45	1.01	(0.56)	(0.02)	(0.58)
Year Ended October 31, 2003	9.78	0.68		0.82	1.50	(0.53)	—	(0.53)
Period Ended October 31, 2002(l)	10.00	0.54		(0.22)	0.32	(0.51)	(0.03)	(0.54)
C Shares
Year Ended March 31, 2007	10.68	0.63		0.15	0.78	(0.63)	—	(0.63)
Year Ended March 31, 2006	10.93	0.58		(0.10)	0.48	(0.58)	(0.15)	(0.73)
Period Ended March 31, 2005	11.42	0.26		(0.36)	(0.10)	(0.26)	(0.13)	(0.39)
Period Ended October 31, 2004††(d)	11.32	0.04		0.10	0.14	(0.04)	—	(0.04)

Short-Term Bond Fund
I Shares
Year Ended March 31, 2007	9.71	0.43	(a)	0.07	0.50	(0.43)	—	(0.43)
Year Ended March 31, 2006	9.73	0.32		(0.01)	0.31	(0.33)	—	(0.33)
Period Ended March 31, 2005†	9.84	0.20		(0.11)	0.09	(0.20)	—	(0.20)
Year Ended May 31, 2004	10.04	0.24	(a)	(0.19)	0.05	(0.25)	—	(0.25)
Year Ended May 31, 2003	10.01	0.33		0.03	0.36	(0.33)	—	(0.33)
Year Ended May 31, 2002	10.04	0.46		(0.03)	0.43	(0.46)	—	(0.46)
A Shares
Year Ended March 31, 2007	9.73	0.41	(a)	0.08	0.49	(0.41)	—	(0.41)
Year Ended March 31, 2006	9.75	0.30		(0.01)	0.29	(0.31)	—	(0.31)
Period Ended March 31, 2005†	9.87	0.19		(0.12)	0.07	(0.19)	—	(0.19)
Year Ended May 31, 2004	10.07	0.22	(a)	(0.20)	0.02	(0.22)	—	(0.22)
Year Ended May 31, 2003	10.04	0.31		0.03	0.34	(0.31)	—	(0.31)
Year Ended May 31, 2002	10.06	0.44		(0.02)	0.42	(0.44)	—	(0.44)
C Shares
Year Ended March 31, 2007	9.73	0.33	(a)	0.08	0.41	(0.33)	—	(0.33)
Year Ended March 31, 2006	9.75	0.24		(0.01)	0.23	(0.25)	—	(0.25)
Period Ended March 31, 2005†	9.86	0.16		(0.11)	0.05	(0.16)	—	(0.16)
Year Ended May 31, 2004	10.06	0.19	(a)	(0.20)	(0.01)	(0.19)	—	(0.19)
Year Ended May 31, 2003	10.03	0.28		0.03	0.31	(0.28)	—	(0.28)
Year Ended May 31, 2002	10.06	0.40		(0.03)	0.37	(0.40)	—	(0.40)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Seix High Yield Fund
I Shares
Year Ended March 31, 2007	$10.84	8.68%	$1,116,851	0.48%	6.92%	0.48%	130%
Year Ended March 31, 2006	10.69	5.37	1,217,679	0.49	6.20	0.50	95
Period Ended March 31, 2005	10.94	(0.53)	1,391,879	0.51	6.22	0.57	42
Year Ended October 31, 2004††	11.42	9.97	1,689,327	0.55	6.48	0.64	73
Year Ended October 31, 2003	11.09	16.10	1,057,993	0.55	6.67	0.67	108
Year Ended October 31, 2002	10.17	4.21	82,017	0.55	6.80	1.07	97
A Shares
Year Ended March 31, 2007	10.60	8.61	29,517	0.74	6.82	0.74	130
Year Ended March 31, 2006	10.45	5.22	36,291	0.73	5.94	0.73	95
Period Ended March 31, 2005	10.70	(0.64)	9,706	0.78	6.12	0.85	42
Year Ended October 31, 2004††	11.18	9.73	15,975	0.80	6.22	0.88	73
Year Ended October 31, 2003	10.75	15.72	14,992	0.90	6.45	0.93	108
Period Ended October 31, 2002(l)	9.78	3.29	9,877	0.89	6.53	1.20	97
C Shares
Year Ended March 31, 2007	10.83	7.62	4,970	1.48	5.92	1.48	130
Year Ended March 31, 2006	10.68	4.45	5,814	1.39	5.25	1.48	95
Period Ended March 31, 2005	10.93	(0.89)	3,260	1.41	5.46	1.54	42
Period Ended October 31, 2004††(d)	11.42	1.20	1	1.18	6.29	1.41	73

Short-Term Bond Fund
I Shares
Year Ended March 31, 2007	9.78	5.23	426,757	0.46	4.38	0.46	104
Year Ended March 31, 2006	9.71	3.24	281,282	0.55	3.32	0.57	94
Period Ended March 31, 2005†	9.73	0.96	288,502	0.66	2.48	0.71	64
Year Ended May 31, 2004	9.84	0.45	282,188	0.70	2.42	0.75	66
Year Ended May 31, 2003	10.04	3.70	302,708	0.70	3.34	0.75	89
Year Ended May 31, 2002	10.01	4.29	305,884	0.70	4.48	0.75	142
A Shares
Year Ended March 31, 2007	9.81	5.11	3,742	0.66	4.15	0.66	104
Year Ended March 31, 2006	9.73	3.01	5,062	0.77	3.09	0.79	94
Period Ended March 31, 2005†	9.75	0.67	5,783	0.89	2.26	1.00	64
Year Ended May 31, 2004	9.87	0.24	5,880	0.91	2.21	1.21	66
Year Ended May 31, 2003	10.07	3.47	5,685	0.91	3.09	1.28	89
Year Ended May 31, 2002	10.04	4.19	5,767	0.91	4.28	1.26	142
C Shares
Year Ended March 31, 2007	9.81	4.29	4,501	1.46	3.33	1.46	104
Year Ended March 31, 2006	9.73	2.34	9,559	1.42	2.44	1.59	94
Period Ended March 31, 2005†	9.75	0.46	15,114	1.26	1.88	1.74	64
Year Ended May 31, 2004	9.86	(0.11)	23,528	1.26	1.87	1.87	66
Year Ended May 31, 2003	10.06	3.11	32,608	1.26	2.74	1.85	89
Year Ended May 31, 2002	10.03	3.75	26,392	1.26	3.89	1.87	142

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and				Distributions
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions

Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2007	$9.80	$0.39		$0.06	$0.45	$(0.39)	$—	$—	$(0.39)
Year Ended March 31, 2006	9.91	0.28		(0.11)	0.17	(0.28)	—	—	(0.28)
Period Ended March 31, 2005†	10.11	0.14		(0.11)	0.03	(0.14)	—	(0.09)	(0.23)
Year Ended May 31, 2004	10.36	0.14	(a)	(0.13)	0.01	(0.14)	—	(0.12)	(0.26)
Year Ended May 31, 2003	10.20	0.22		0.22	0.44	(0.22)	—	(0.06)	(0.28)
Year Ended May 31, 2002	10.13	0.37		0.10	0.47	(0.37)	—	(0.03)	(0.40)
A Shares
Year Ended March 31, 2007	9.79	0.37		0.06	0.43	(0.37)	—	—	(0.37)
Year Ended March 31, 2006	9.90	0.26		(0.11)	0.15	(0.26)	—	—	(0.26)
Period Ended March 31, 2005†	10.10	0.13		(0.11)	0.02	(0.13)	—	(0.09)	(0.22)
Year Ended May 31, 2004	10.35	0.12	(a)	(0.13)	(0.01)	(0.12)	—	(0.12)	(0.24)
Year Ended May 31, 2003	10.19	0.20		0.22	0.42	(0.20)	—	(0.06)	(0.26)
Year Ended May 31, 2002	10.13	0.35		0.09	0.44	(0.35)	—	(0.03)	(0.38)
C Shares
Year Ended March 31, 2007	9.78	0.29		0.06	0.35	(0.29)	—	—	(0.29)
Year Ended March 31, 2006	9.89	0.20		(0.11)	0.09	(0.20)	—	—	(0.20)
Period Ended March 31, 2005†	10.09	0.10		(0.11)	(0.01)	(0.10)	—	(0.09)	(0.19)
Year Ended May 31, 2004	10.34	0.10	(a)	(0.13)	(0.03)	(0.10)	—	(0.12)	(0.22)
Year Ended May 31, 2003	10.18	0.17		0.22	0.39	(0.17)	—	(0.06)	(0.23)
Year Ended May 31, 2002	10.11	0.33		0.10	0.43	(0.33)	—	(0.03)	(0.36)

Strategic Income Fund
I Shares
Year Ended March 31, 2007	9.64	0.50	(a)	0.31	0.81	(0.40)	(0.17)	—	(0.57)
Year Ended March 31, 2006	10.24	0.43	(a)	(0.41)	0.02	(0.44)	—	(0.18)	(0.62)
Period Ended March 31, 2005†	9.81	0.39	(a)	0.49	0.88	(0.39)	—	(0.06)	(0.45)
Year Ended May 31, 2004	9.99	0.55	(a)	(0.14)	0.41	(0.53)	—	(0.06)	(0.59)
Year Ended May 31, 2003	9.80	0.61		0.20	0.81	(0.62)	—	—	(0.62)
Period Ended May 31, 2002(m)	10.00	0.27		(0.20)	0.07	(0.27)	—	—	(0.27)
A Shares
Year Ended March 31, 2007	9.68	0.49	(a)	0.30	0.79	(0.39)	(0.16)	—	(0.55)
Year Ended March 31, 2006	10.27	0.41	(a)	(0.41)	—	(0.41)	—	(0.18)	(0.59)
Period Ended March 31, 2005†	9.82	0.39	(a)	0.49	0.88	(0.37)	—	(0.06)	(0.43)
Period Ended May 31, 2004(n)	9.93	0.33	(a)	(0.07)	0.26	(0.31)	—	(0.06)	(0.37)
C Shares
Year Ended March 31, 2007	9.65	0.43	(a)	0.28	0.71	(0.34)	(0.14)	—	(0.48)
Year Ended March 31, 2006	10.24	0.35	(a)	(0.41)	(0.06)	(0.35)	—	(0.18)	(0.53)
Period Ended March 31, 2005†	9.81	0.37	(a)	0.46	0.83	(0.34)	—	(0.06)	(0.40)
Year Ended May 31, 2004	9.99	0.50	(a)	(0.14)	0.36	(0.48)	—	(0.06)	(0.54)
Year Ended May 31, 2003	9.80	0.57		0.19	0.76	(0.57)	—	—	(0.57)
Period Ended May 31, 2002(m)	10.00	0.25		(0.20)	0.05	(0.25)	—	—	(0.25)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2007	$9.86	4.64%	$55,459	0.48%	%3.93	0.48%	87%
Year Ended March 31, 2006	9.80	1.70	54,991	0.58	2.79	0.63	151
Period Ended March 31, 2005†	9.91	0.35	69,935	0.65	1.68	0.71	82
Year Ended May 31, 2004	10.11	0.11	92,371	0.70	1.36	0.76	131
Year Ended May 31, 2003	10.36	4.31	121,617	0.69	2.07	0.75	140
Year Ended May 31, 2002	10.20	4.69	107,169	0.70	3.57	0.76	117
A Shares
Year Ended March 31, 2007	9.85	4.46	3,974	0.66	3.75	0.66	87
Year Ended March 31, 2006	9.79	1.52	4,336	0.76	2.60	0.82	151
Period Ended March 31, 2005†	9.90	0.21	6,349	0.84	1.47	0.95	82
Year Ended May 31, 2004	10.10	(0.06)	12,823	0.86	1.20	1.06	131
Year Ended May 31, 2003	10.35	4.13	15,558	0.86	1.76	1.07	140
Year Ended May 31, 2002	10.19	4.44	4,735	0.86	3.36	1.41	117
C Shares
Year Ended March 31, 2007	9.84	3.62	11,378	1.48	2.90	1.48	87
Year Ended March 31, 2006	9.78	0.88	19,958	1.39	1.99	1.65	151
Period Ended March 31, 2005†	9.89	(0.03)	33,796	1.12	1.22	1.74	82
Year Ended May 31, 2004	10.09	(0.30)	62,232	1.11	0.97	1.82	131
Year Ended May 31, 2003	10.34	3.88	127,757	1.11	1.59	1.79	140
Year Ended May 31, 2002	10.18	4.29	70,720	1.11	3.09	1.81	117

Strategic Income Fund
I Shares
Year Ended March 31, 2007	9.88	8.66	86,812	0.71	5.20	0.73	397
Year Ended March 31, 2006	9.64	0.19	243,001	0.76	4.35	0.79	317
Period Ended March 31, 2005†	10.24	9.10	196,921	0.86	4.55	0.96	305
Year Ended May 31, 2004	9.81	4.15	98,570	0.90	5.53	1.00	95
Year Ended May 31, 2003	9.99	8.73	61,906	0.91	6.39	1.01	52
Period Ended May 31, 2002(m)	9.80	0.74	43,717	0.94	6.07	1.04	43
A Shares
Year Ended March 31, 2007	9.92	8.31	1,144	1.01	5.10	1.03	397
Year Ended March 31, 2006	9.68	(0.01)	1,740	1.10	4.08	1.16	317
Period Ended March 31, 2005†	10.27	9.04	3,795	1.15	4.59	1.37	305
Period Ended May 31, 2004(n)	9.82	2.59	4,181	1.15	5.15	1.60	95
C Shares
Year Ended March 31, 2007	9.88	7.48	32,864	1.71	4.43	1.73	397
Year Ended March 31, 2006	9.65	(0.57)	46,679	1.63	3.53	1.83	317
Period Ended March 31, 2005†	10.24	8.60	79,792	1.42	4.34	1.98	305
Year Ended May 31, 2004	9.81	3.59	117,216	1.43	4.98	2.03	95
Year Ended May 31, 2003	9.99	8.16	129,965	1.43	5.67	2.04	52
Period Ended May 31, 2002(m)	9.80	0.55	39,490	1.53	5.49	2.07	43

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

Total Return Bond Fund
I Shares
Year Ended March 31, 2007	$9.86	$0.48		$0.11	$0.59	$(0.49)	$—	$(0.49)
Year Ended March 31, 2006	10.12	0.41		(0.24)	0.17	(0.42)	(0.01)	(0.43)
Period Ended March 31, 2005	10.30	0.15		(0.14)	0.01	(0.14)	(0.05)	(0.19)
Year Ended October 31, 2004††	10.31	0.31		0.23	0.54	(0.32)	(0.23)	(0.55)
Year Ended October 31, 2003	10.00	0.30		0.35	0.65	(0.34)	—	(0.34)
Year Ended October 31, 2002	10.34	0.42		(0.29)	0.13	(0.42)	(0.05)	(0.47)
A Shares
Year Ended March 31, 2007	10.15	0.46		0.12	0.58	(0.47)	—	(0.47)
Year Ended March 31, 2006	10.41	0.38		(0.24)	0.14	(0.39)	(0.01)	(0.40)
Period Ended March 31, 2005	10.60	0.12	(a)	(0.13)	(0.01)	(0.13)	(0.05)	(0.18)
Year Ended October 31, 2004††	10.49	0.18		0.35	0.53	(0.19)	(0.23)	(0.42)
Year Ended October 31, 2003	10.08	0.29		0.34	0.63	(0.22)	—	(0.22)
Period Ended October 31, 2002(o)	10.00	0.27		0.09	0.36	(0.28)	—	(0.28)
C Shares
Year Ended March 31, 2007	9.86	0.38		0.11	0.49	(0.39)	—	(0.39)
Year Ended March 31, 2006	10.12	0.32		(0.24)	0.08	(0.33)	(0.01)	(0.34)
Period Ended March 31, 2005	10.30	0.11		(0.13)	(0.02)	(0.11)	(0.05)	(0.16)
Period Ended October 31, 2004††(d)	10.25	0.01		0.06	0.07	(0.02)	—	(0.02)

Ultra-Short Bond Fund (3)
I Shares
Year Ended March 31, 2007	9.96	0.48		0.05	0.53	(0.49)	—	(0.49)
Year Ended March 31, 2006	10.00	0.36		(0.04)	0.32	(0.36)	—	(0.36)
Period Ended March 31, 2005†	10.05	0.15		(0.05)	0.10	(0.15)	—	(0.15)
Year Ended May 31, 2004	10.10	0.15	(a)	(0.05)	0.10	(0.15)	—	(0.15)
Year Ended May 31, 2003	10.00	0.20		0.10	0.30	(0.20)	— *	(0.20)
Period Ended May 31, 2002(p)	10.00	0.05		—	0.05	(0.05)	—	(0.05)

U.S. Government Securities Fund
I Shares
Year Ended March 31, 2007	10.19	0.47		0.11	0.58	(0.48)	—	(0.48)
Year Ended March 31, 2006	10.42	0.37		(0.20)	0.17	(0.40)	—	(0.40)
Period Ended March 31, 2005†	10.35	0.29		0.09	0.38	(0.31)	—	(0.31)
Year Ended May 31, 2004	10.93	0.31	(a)	(0.50)	(0.19)	(0.35)	(0.04)	(0.39)
Year Ended May 31, 2003	10.47	0.44		0.51	0.95	(0.46)	(0.03)	(0.49)
Year Ended May 31, 2002	10.38	0.54		0.26	0.80	(0.54)	(0.17)	(0.71)
A Shares
Year Ended March 31, 2007	10.19	0.44		0.11	0.55	(0.45)	—	(0.45)
Year Ended March 31, 2006	10.41	0.32		(0.17)	0.15	(0.37)	—	(0.37)
Period Ended March 31, 2005†	10.35	0.26		0.08	0.34	(0.28)	—	(0.28)
Year Ended May 31, 2004	10.93	0.27	(a)	(0.50)	(0.23)	(0.31)	(0.04)	(0.35)
Year Ended May 31, 2003	10.47	0.40		0.51	0.91	(0.42)	(0.03)	(0.45)
Year Ended May 31, 2002	10.38	0.50		0.26	0.76	(0.50)	(0.17)	(0.67)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

Total Return Bond Fund
I Shares
Year Ended March 31, 2007	$9.96	6.16%	$601,676	0.30%	4.97%	0.30%	310%
Year Ended March 31, 2006	9.86	1.68	497,730	0.29	4.01	0.29	236
Period Ended March 31, 2005	10.12	0.09	176,537	0.37	3.12	0.37	150
Year Ended October 31, 2004††	10.30	5.49	56,019	0.45	3.03	0.59	330
Year Ended October 31, 2003	10.31	6.58	33,662	0.45	3.10	0.51	463
Year Ended October 31, 2002	10.00	1.38	80,727	0.45	4.08	0.70	502
A Shares
Year Ended March 31, 2007	10.26	5.82	324	0.54	4.57	0.54	310
Year Ended March 31, 2006	10.15	1.38	493	0.56	3.67	0.56	236
Period Ended March 31, 2005	10.41	(0.11)	267	0.62	2.78	0.62	150
Year Ended October 31, 2004††	10.60	5.22	417	0.70	2.80	0.83	330
Year Ended October 31, 2003	10.49	6.24	303	0.68	2.66	0.68	463
Period Ended October 31, 2002(o)	10.08	3.69	166	0.80	3.30	1.11	502
C Shares
Year Ended March 31, 2007	9.96	5.10	29	1.30	3.96	1.30	310
Year Ended March 31, 2006	9.86	0.76	28	1.24	3.10	1.27	236
Period Ended March 31, 2005	10.12	(0.17)	1	1.01	2.50	1.37	150
Period Ended October 31, 2004††(d)	10.30	0.65	1	1.10	2.71	1.41	330

Ultra-Short Bond Fund (3)
I Shares
Year Ended March 31, 2007	10.00	5.44	85,646	0.28	4.58	0.28	96
Year Ended March 31, 2006	9.96	3.23	245,257	0.30	3.61	0.37	114
Period Ended March 31, 2005†	10.00	1.22	74,259	0.31	1.89	0.81	44
Year Ended May 31, 2004	10.05	1.01	112,453	0.31	1.50	0.86	83
Year Ended May 31, 2003	10.10	3.16	146,590	0.31	1.84	0.86	56
Period Ended May 31, 2002(p)	10.00	0.30	33,730	0.36	2.44	0.91	30

U.S. Government Securities Fund
I Shares
Year Ended March 31, 2007	10.29	5.86	535,056	0.55	4.70	0.55	131
Year Ended March 31, 2006	10.19	1.66	316,475	0.65	3.63	0.65	118
Period Ended March 31, 2005†	10.42	3.74	319,058	0.77	3.41	0.80	64
Year Ended May 31, 2004	10.35	(1.77)	298,997	0.81	2.95	0.84	240
Year Ended May 31, 2003	10.93	9.25	258,585	0.81	4.00	0.84	150
Year Ended May 31, 2002	10.47	7.90	168,609	0.82	5.09	0.85	262
A Shares
Year Ended March 31, 2007	10.29	5.54	2,849	0.85	4.40	0.85	131
Year Ended March 31, 2006	10.19	1.43	3,032	0.99	3.31	0.99	118
Period Ended March 31, 2005†	10.41	3.32	3,080	1.17	3.17	1.28	64
Year Ended May 31, 2004	10.35	(2.17)	8,484	1.22	2.54	1.52	240
Year Ended May 31, 2003	10.93	8.79	9,333	1.22	3.59	1.45	150
Year Ended May 31, 2002	10.47	7.47	8,483	1.22	4.70	1.40	262

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

				Net
				Realized
				and			Distributions
	Net Asset	Net		Unrealized		Dividends	from	Total
	Value,	Investment		Gains		from Net	Realized	Dividends
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions

U.S. Government Securities Fund
C Shares
Year Ended March 31, 2007	$10.19	$0.37		$0.11	$0.48	$(0.38)	$—	$(0.38)
Year Ended March 31, 2006	10.41	0.27		(0.19)	0.08	(0.30)	—	(0.30)
Period Ended March 31, 2005†	10.35	0.21		0.08	0.29	(0.23)	—	(0.23)
Year Ended May 31, 2004	10.93	0.22	(a)	(0.50)	(0.28)	(0.26)	(0.04)	(0.30)
Year Ended May 31, 2003	10.48	0.34		0.50	0.84	(0.36)	(0.03)	(0.39)
Year Ended May 31, 2002	10.38	0.45		0.27	0.72	(0.45)	(0.17)	(0.62)

U.S. Government Securities Ultra-Short Bond Fund(3)
I Shares
Year Ended March 31, 2007	9.85	0.42		0.11	0.53	(0.43)	—	(0.43)
Year Ended March 31, 2006	9.90	0.36		(0.06)	0.30	(0.35)	—	(0.35)
Period Ended March 31, 2005†	9.95	0.20		(0.05)	0.15	(0.20)	—	(0.20)
Year Ended May 31, 2004	10.00	0.15	(a)	(0.05)	0.10	(0.15)	—	(0.15)
Year Ended May 31, 2003	9.95	0.20		0.06	0.26	(0.20)	(0.01)	(0.21)
Period Ended May 31, 2002(q)	9.95	0.05		—	0.05	(0.05)	—	(0.05)

Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2007	10.01	0.36		0.10	0.46	(0.36)	—	(0.36)
Year Ended March 31, 2006	10.11	0.34		(0.03)	0.31	(0.34)	(0.07)	(0.41)
Period Ended March 31, 2005†	10.15	0.28		0.05	0.33	(0.28)	(0.09)	(0.37)
Year Ended May 31, 2004	10.68	0.34	(a)	(0.44)	(0.10)	(0.34)	(0.09)	(0.43)
Year Ended May 31, 2003	10.29	0.36		0.49	0.85	(0.36)	(0.10)	(0.46)
Year Ended May 31, 2002	10.14	0.40		0.15	0.55	(0.40)	—	(0.40)
A Shares
Year Ended March 31, 2007	10.01	0.35		0.10	0.45	(0.35)	—	(0.35)
Year Ended March 31, 2006	10.11	0.33		(0.03)	0.30	(0.33)	(0.07)	(0.40)
Period Ended March 31, 2005†	10.15	0.27		0.05	0.32	(0.27)	(0.09)	(0.36)
Year Ended May 31, 2004	10.68	0.33	(a)	(0.44)	(0.11)	(0.33)	(0.09)	(0.42)
Year Ended May 31, 2003	10.29	0.36		0.49	0.85	(0.36)	(0.10)	(0.46)
Year Ended May 31, 2002	10.14	0.39		0.16	0.55	(0.40)	—	(0.40)
C Shares
Year Ended March 31, 2007	10.01	0.26		0.10	0.36	(0.26)	—	(0.26)
Period Ended March 31, 2006(r)	10.27	0.14		(0.19)	(0.05)	(0.14)	(0.07)	(0.21)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

U.S. Government Securities Fund
C Shares
Year Ended March 31, 2007	$10.29	4.81%	$5,121	1.55%	3.67%	1.55%	131%
Year Ended March 31, 2006	10.19	0.76	7,909	1.66	2.60	1.68	118
Period Ended March 31, 2005†	10.41	2.83	12,229	1.74	2.50	1.85	64
Year Ended May 31, 2004	10.35	(2.67)	18,993	1.73	2.04	1.97	240
Year Ended May 31, 2003	10.93	8.14	39,423	1.73	3.10	1.93	150
Year Ended May 31, 2002	10.48	7.06	31,922	1.73	4.17	1.93	262

U.S. Government Securities Ultra-Short Bond Fund(3)
I Shares
Year Ended March 31, 2007	9.95	5.50	34,411	0.29	4.23	0.33	141
Year Ended March 31, 2006	9.85	3.12	42,616	0.29	3.41	0.47	126
Period Ended March 31, 2005†	9.90	1.36	49,623	0.18	2.02	0.71	42
Year Ended May 31, 2004	9.95	1.01	77,360	0.24	1.25	0.77	109
Year Ended May 31, 2003	10.00	2.80	95,277	0.23	1.76	0.76	87
Period Ended May 31, 2002(q)	9.95	0.32	28,138	0.30	2.42	0.83	34

Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2007	10.11	4.67	214,908	0.59	3.59	0.60	54
Year Ended March 31, 2006	10.01	3.05	169,743	0.65	3.33	0.66	54
Period Ended March 31, 2005†	10.11	3.21	176,959	0.71	3.23	0.71	46
Year Ended May 31, 2004	10.15	(1.00)	181,558	0.75	3.23	0.75	26
Year Ended May 31, 2003	10.68	8.43	206,432	0.75	3.45	0.75	30
Year Ended May 31, 2002	10.29	5.52	191,406	0.75	3.86	0.75	33
A Shares
Year Ended March 31, 2007	10.11	4.52	5,395	0.74	3.43	0.75	54
Year Ended March 31, 2006	10.01	2.92	5,480	0.79	3.22	0.82	54
Period Ended March 31, 2005†	10.11	3.14	7,143	0.80	3.16	0.90	46
Year Ended May 31, 2004	10.15	(1.04)	10,566	0.79	3.19	1.04	26
Year Ended May 31, 2003	10.68	8.38	10,484	0.79	3.40	1.07	30
Year Ended May 31, 2002	10.29	5.47	7,257	0.79	3.82	1.11	33
C Shares
Year Ended March 31, 2007	10.11	3.64	3,289	1.60	2.63	1.61	54
Period Ended March 31, 2006(r)	10.01	(0.52)	9	1.62	2.35	1.62	54

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

			Net
			Realized
			and			Distributions
	Net Asset	Net	Unrealized		Dividends	from		Total
	Value,	Investment	Gains		from Net	Realized		Dividends
	Beginning	Income	(Losses) on	Total From	Investment	Capital		and
	of Period	(Loss)	Investments	Operations	Income	Gains		Distributions

Prime Quality Money Market Fund
I Shares
Year Ended March 31, 2007	$1.00	$0.05	$—	$0.05	$(0.05)	$—		$(0.05)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)
A Shares
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—	*	— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)
C Shares
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—		(0.04)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—	*	— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.01	—	0.01	(0.01)	—		(0.01)

Tax-Exempt Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	*	(0.03)
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	*	(0.02)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—	*	— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
A Shares
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	*	(0.03)
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	*	(0.02)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—	*	— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)

U.S. Government Securities Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—		— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements
	End of	Total	Period	Net	Net	and Expense
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)

Prime Quality Money Market Fund
I Shares
Year Ended March 31, 2007	$1.00	4.83%	$3,248,781	0.53%	4.73%	0.53%
Year Ended March 31, 2006	1.00	3.25	2,976,881	0.58	3.19	0.61
Period Ended March 31, 2005†	1.00	1.13	3,173,794	0.60	1.34	0.71
Year Ended May 31, 2004	1.00	0.52	3,477,598	0.63	0.52	0.74
Year Ended May 31, 2003	1.00	1.17	4,284,266	0.63	1.14	0.74
Year Ended May 31, 2002	1.00	2.29	3,907,203	0.63	2.22	0.74
A Shares
Year Ended March 31, 2007	1.00	4.67	5,917,224	0.68	4.59	0.68
Year Ended March 31, 2006	1.00	3.08	4,011,561	0.74	3.16	0.76
Period Ended March 31, 2005†	1.00	0.96	2,124,606	0.80	1.17	0.91
Year Ended May 31, 2004	1.00	0.34	1,851,615	0.81	0.34	0.95
Year Ended May 31, 2003	1.00	0.98	1,925,521	0.81	0.96	0.94
Year Ended May 31, 2002	1.00	2.11	1,887,033	0.81	2.09	0.94
C Shares
Year Ended March 31, 2007	1.00	4.57	3,733	0.78	4.47	0.78
Year Ended March 31, 2006	1.00	3.01	3,991	0.82	2.81	1.10
Period Ended March 31, 2005†	1.00	0.94	10,093	0.83	0.99	1.48
Year Ended May 31, 2004	1.00	0.22	25,444	0.93	0.21	1.59
Year Ended May 31, 2003	1.00	0.54	14,633	1.25	0.53	1.62
Year Ended May 31, 2002	1.00	1.36	12,302	1.54	1.04	1.70

Tax-Exempt Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	3.15	1,157,688	0.48	3.10	0.48
Year Ended March 31, 2006	1.00	2.27	1,172,717	0.50	2.25	0.53
Period Ended March 31, 2005†	1.00	0.90	936,272	0.51	1.04	0.61
Year Ended May 31, 2004	1.00	0.48	978,548	0.55	0.46	0.64
Year Ended May 31, 2003	1.00	0.81	1,088,415	0.54	0.79	0.64
Year Ended May 31, 2002	1.00	1.38	907,827	0.55	1.39	0.65
A Shares
Year Ended March 31, 2007	1.00	3.00	594,416	0.63	2.95	0.63
Year Ended March 31, 2006	1.00	2.12	671,164	0.65	2.10	0.68
Period Ended March 31, 2005†	1.00	0.78	402,333	0.65	0.92	0.75
Year Ended May 31, 2004	1.00	0.35	274,543	0.67	0.34	0.80
Year Ended May 31, 2003	1.00	0.68	239,451	0.67	0.67	0.79
Year Ended May 31, 2002	1.00	1.26	218,048	0.67	1.25	0.80

U.S. Government Securities Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	4.62	691,145	0.59	4.56	0.59
Year Ended March 31, 2006	1.00	3.07	413,893	0.62	2.99	0.65
Period Ended March 31, 2005†	1.00	1.03	517,253	0.62	1.24	0.71
Year Ended May 31, 2004	1.00	0.43	615,324	0.66	0.43	0.75
Year Ended May 31, 2003	1.00	1.01	992,560	0.65	1.00	0.74
Year Ended May 31, 2002	1.00	2.25	997,759	0.66	2.17	0.75
See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

			Net
			Realized
			and			Distributions
	Net Asset	Net	Unrealized		Dividends	from		Total
	Value,	Investment	Gains		from Net	Realized		Dividends
	Beginning	Income	(Losses) on	Total From	Investment	Capital		and
	of Period	(Loss)	Investments	Operations	Income	Gains		Distributions

U.S. Government Securities Money Market Fund
A Shares
Year Ended March 31, 2007	$1.00	$0.04	$—	$0.04	$(0.04)	$—		$(0.04)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2004	1.00	—	—	—	—*	—		—*
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)

U.S. Treasury Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—	*	— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.02	—	0.02	(0.02)	—		(0.02)
A Shares
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—		(0.04)
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—		(0.03)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—		(0.01)
Period Ended May 31, 2004(s)	1.00	—	—	—	— *	—	*	— *

Virginia Tax-Free Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	*	(0.03)
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	*	(0.02)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
A Shares
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	*	(0.03)
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	*	(0.02)
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2004	1.00	—	—	—	— *	—	*	— *
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)
Year Ended May 31, 2002	1.00	0.01	—	0.01	(0.01)	—	*	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ratio of
						Expenses to
				Ratio of	Ratio of	Average Net
				Net	Net	Assets
	Net			Expenses	Investment	(Excluding
	Asset		Net Assets,	to	Income to	Waivers,
	Value,		End of	Average	Average	Reimbursements	Portfolio
	End of	Total	Period	Net	Net	and Expense	Turnover
	Period	Return(1)	(000)	Assets(2)	Assets(2)	Offset)(2)	Rate**

U.S. Government Securities Money Market Fund
A Shares
Year Ended March 31, 2007	$1.00	4.46%	$257,949	0.74%	4.37%	0.74%
Year Ended March 31, 2006	1.00	2.91	253,648	0.77	2.91	0.80
Period Ended March 31, 2005†	1.00	0.89	230,041	0.78	1.06	0.88
Year Ended May 31, 2004	1.00	0.28	234,100	0.80	0.28	0.92
Year Ended May 31, 2003	1.00	0.86	250,246	0.80	0.86	0.92
Year Ended May 31, 2002	1.00	2.11	210,004	0.80	2.02	0.92

U.S. Treasury Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	4.61	1,025,065	0.58	4.50	0.58
Year Ended March 31, 2006	1.00	2.99	1,650,172	0.60	2.98	0.63
Period Ended March 31, 2005†	1.00	0.99	1,407,783	0.62	1.19	0.71
Year Ended May 31, 2004	1.00	0.37	1,233,565	0.66	0.32	0.75
Year Ended May 31, 2003	1.00	0.88	1,080,779	0.65	0.81	0.74
Year Ended May 31, 2002	1.00	1.96	871,946	0.65	1.90	0.74
A Shares
Year Ended March 31, 2007	1.00	4.45	31,554	0.73	4.41	0.73
Year Ended March 31, 2006	1.00	2.84	12,366	0.75	3.12	0.76
Period Ended March 31, 2005†	1.00	0.88	303	0.75	0.97	1.48
Period Ended May 31, 2004(s)	1.00	0.15	401	0.75	0.21	3.17 (t)

Virginia Tax-Free Money Market Fund
I Shares
Year Ended March 31, 2007	1.00	3.14	230,191	0.45	3.09	0.45
Year Ended March 31, 2006	1.00	2.33	226,319	0.46	2.28	0.46
Period Ended March 31, 2005†	1.00	0.94	177,377	0.46	1.07	0.46
Year Ended May 31, 2004	1.00	0.56	173,959	0.50	0.51	0.50
Year Ended May 31, 2003	1.00	0.85	219,701	0.49	0.84	0.49
Year Ended May 31, 2002	1.00	1.44	240,681	0.50	1.45	0.50
A Shares
Year Ended March 31, 2007	1.00	2.98	378,541	0.60	2.94	0.60
Year Ended March 31, 2006	1.00	2.16	303,752	0.62	2.12	0.68
Period Ended March 31, 2005†	1.00	0.77	197,380	0.66	0.92	0.86
Year Ended May 31, 2004	1.00	0.38	118,339	0.67	0.34	0.90
Year Ended May 31, 2003	1.00	0.67	96,325	0.67	0.66	0.90
Year Ended May 31, 2002	1.00	1.27	99,141	0.67	1.22	0.90

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

*	Amount less than $0.005.

**	Not annualized for periods less than one year.

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Financial Highlights per share amounts for the Ultra-Short Bond Fund and the U.S. Government Securities Ultra-Short Bond Fund have been adjusted for a 5:1 reverse stock split and 4.974874:1 reverse stock split, respectively which occurred on April 1, 2005, for the periods ended March 31, 2005, May 31, 2004, May 31, 2003 and May 31, 2002.

(a)	Per share data was calculated using the average shares method.

(b)	Commenced operations on October 3, 2001.

(c)	Commenced operations on October 27, 2003.

(d)	Commenced operations on October 11, 2004.

(e)	Commenced operations on October 25, 2002.

(f)	Amounts are not meaningful due to the short period of operations.

(g)	Commenced operations on April 13, 2005.

(h)	Commenced operations on January 8, 2004.

(i)	Commenced operations on March 21, 2005.

(j)	Commenced operations on March 2, 2006

(k)	Commenced operations on May 8, 2006.

(l)	Commenced operations on December 21, 2001.

(m)	Commenced operations on November 30, 2001.

(n)	Commenced operations on October 8, 2003.

(o)	Commenced operations on January 25, 2002.

(p)	Commenced operations on April 15, 2002.

(q)	Commenced operations on April 11, 2002.

(r)	Commenced operations on September 1, 2005.

(s)	Commenced operations on November 12, 2003.

(t)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

†	Effective June 1, 2004, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Funds noted below:

			Change to Ratio of Net
		Change to Net	Investment Income to Average
	Change to Net	Realized and	Net Assets
	Investment	Unrealized Gains
	Income Per Share	(Losses) Per Share	I Shares	A Shares	C Shares

Georgia Tax-Exempt Bond Fund	$0.01	$(0.01)	0.16%	0.14%	0.14%
Investment Grade Bond Fund	0.01	(0.01)	0.18%	0.14%	0.14%
Investment Grade Tax-Exempt Bond Fund	(0.01)	0.01	(0.08)%	(0.07)%	(0.06)%
Limited-Term Federal Mortgage Securities Fund	0.04	(0.04)	0.47%	0.42%	0.36%
Maryland Municipal Bond Fund	(0.01)	0.01	(0.07)%	(0.06)%
North Carolina Tax-Exempt Bond Fund	(0.02)	0.02	(0.20)%	—	—
Short-Term Bond Fund	0.01	(0.01)	0.08%	0.07%	0.06%
Strategic Income Fund	0.01	(0.01)	0.22%	0.14%	0.13%
U.S. Government Securities Fund	0.02	(0.02)	0.23%	0.11%	0.17%
U.S. Government Securities Ultra-Short Bond Fund	0.01	(0.01)	0.24%

††	Effective November 1, 2003, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Fund noted below:

Change to Ratio of Net
		Change to Net	Investment Income to Average
	Change to Net	Realized and	Net Assets
	Investment	Unrealized Gains
	Income Per Share	(Losses) Per Share	I Shares	A Shares	C Shares

Seix High Yield Fund	$0.01	$(0.01)	0.06%	0.05%	0.84%

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2007

1.	Organization

The STI Classic Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering 50 funds as of March 31, 2007. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund (formerly Florida Tax-Exempt Bond Fund), High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund (formerly Core Bond Fund), Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Limited Duration Fund, Ultra-Short Bond Fund, U.S. Government Securities and Ultra-Short Bond Fund may offer I Shares only. The Seix Floating Rate High Income Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund offer I Shares and A Shares. The remaining Funds offer I Shares, A Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution Plan and the Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund A Shares have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Reorganizations

Intermediate Bond Fund — The Trust entered into a plan of reorganization on behalf of the High Quality Bond Fund and the Intermediate Bond Fund that provides for the acquisition by the Intermediate Bond Fund of all of the assets, subject to stated liabilities, of the High Quality Bond Fund in exchange for I Shares of the Intermediate Bond Fund, the distribution of such shares to the shareholders of the High Quality Bond Fund and the dissolution of the High Quality Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board of Trustees (the “Board”) on November 14, 2006

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

and completed on January 31, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization

	High Quality	Intermediate	Intermediate
	Bond Fund	Bond Fund	Bond Fund

Shares	3,484,579	6,031,180	9,440,405

Net Assets	$33,737,909	$59,685,005	$93,422,914

Net Asset Value:

I Shares	$9.68	$9.90	$9.90

Net unrealized appreciation	$(120,650)	$(230,831)	$(351,481)

Total Return Bond Fund (formerly Core Bond Fund) — The Trust entered into a plan of reorganization on behalf of the Total Return Bond Fund and the Core Bond Fund that provides for the acquisition by the Core Bond Fund of all of the assets, subject to stated liabilities, of the Total Return Bond Fund in exchange for I Shares of the Core Bond Fund, the distribution of such shares to the shareholders of the Total Return Bond Fund and the dissolution of the Total Return Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board on August 8, 2006 and completed on September 29, 2006. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization

	Total Return	Core Bond	Core Bond
	Bond Fund	Fund	Fund*

Shares	6,691,066	51,166,306	57,763,510

Net Assets	$65,561,317	$508,477,671	$574,038,988

Net Asset Value:

I Shares	$9.80	$9.94	$9.94

Net unrealized appreciation	$162,998	$1,666,657	$1,829,655

*	Immediately following the reorganization of the Total Return Bond Fund and the Core Bond Fund, the reorganized Core Bond Fund was renamed the Total Return Bond Fund.

Virginia Intermediate Municipal Bond Fund — The Trust entered into a plan of reorganization on behalf of the Virginia Municipal Bond Fund and the Virginia Intermediate Municipal Bond Fund that provides for the acquisition by the Virginia Intermediate Municipal Bond Fund of all of the assets, subject to stated liabilities, of the Virginia Municipal Bond Fund in exchange for I Shares, A Shares and C Shares of the Virginia Intermediate Municipal Bond Fund, the distribution of such shares to the shareholders of the Virginia Municipal Bond Fund and the dissolution of the Virginia Municipal Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board on May 9, 2006 and completed on July 31, 2006. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization

	Virginia Municipal	Virginia Intermediate	Virginia Intermediate
	Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Shares	5,377,872	16,831,718	22,319,449

Net Assets	$54,954,122	$168,557,960	$223,512,082

Net Asset Value:

I Shares	$10.22	$10.01	$10.01

A Shares	$10.21	$10.01	$10.01

C Shares	$10.26	$10.01	$10.01

Net unrealized appreciation	$921,773	$1,673,902	$2,595,675

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

Short-Term Bond Fund — The Trust entered into a plan of reorganization on behalf of the Classic Institutional Short-Term Bond Fund and the Short-Term Bond Fund that provides for the acquisition by the Short-Term Bond Fund of all of the assets, subject to stated liabilities, of the Classic Institutional Short-Term Bond Fund in exchange for I Shares of the Short-Term Bond Fund, the distribution of such shares to the shareholders of the Classic Institutional Short-Term Bond Fund and the dissolution of the Classic Institutional Short-Term Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board on August 19, 2005 and completed on October 31, 2005. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization

	Classic Institutional
	Short-Term	Short-Term	Short-Term
	Bond Fund	Bond Fund	Bond Fund

Shares	1,257,053	28,079,490	29,360,595

Net Assets	$12,373,897	$271,213,160	$283,587,057

Net Asset Value:

I Shares	$9.84	$9.66	$9.66

Net unrealized depreciation	$(193,861)	$(3,317,776)	$(3,511,637)

Exchange of T Shares to I Shares:

On August 1, 2005, net assets of the T Shares of the following Funds were exchanged in a tax-free conversion for I Shares and T Shares were no longer offered. The following is a summary of the shares and net assets converted:

		Net Assets
	Shares Converted	Converted($)

High Quality Bond Fund	1,953,022	19,264,652

Intermediate Bond Fund	926,342	9,345,826

Limited Duration Fund	5,127	51,151

Seix High Yield Fund	408,502	4,530,941

Total Return Bond Fund	14,597,989	148,243,208

Ultra-Short Bond Fund	16,263,821	162,609,401

Exchange of C Shares to I Shares:

On August 1, 2005, net assets of the C Shares of the following Funds were exchanged in a tax-free conversion for I Shares and C Shares were no longer offered. The following is a summary of the shares and net assets converted:

		Net Assets
	Shares Converted	Converted($)

Limited Duration Fund	6,526	65,126

U.S. Government Ultra-Short Bond Fund	1,544,489	15,279,016

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds’ Board. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent will seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective daily net asset values.

The Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (the “Money Market Funds”) state investment securities at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds’ accounting agent and may preauthorize the Funds’ accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser does not pre-authorize the Fund’s accounting agent to utilize a Fair Value Pricing Service, the adviser will request that a Committee Meeting be called. In addition, the

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by a Fair Value Pricing Service to fair value their international equity securities.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Contracts — The Strategic Income Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. As of March 31, 2007, the Strategic Income Fund did not hold any open forward foreign currency contracts.

Securities Lending — Each Fund (except the Money Market Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio (the “Portfolio”). This investment may consist of money market mutual funds registered under the 1940 Act and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2007, the Portfolio was invested in certificates of deposit, repurchase agreements, asset backed securities and corporate bonds (with interest rates ranging from 5.390% to 5.648% and maturity dates ranging from 04/02/07 to 02/25/21).

The Funds paid securities lending fees during the year ended March 31, 2007, which have been netted against the Income from Securities Lending on the Statements of Operations. These fees are presented below (in thousands):

Fees($)

High Income Fund	8

Investment Grade Bond Fund	98

Limited-Term Federal Mortgage Securities Fund	7

Seix High Yield Fund	76

Short-Term Bond Fund	43

Short-Term U.S. Treasury Securities Fund	3

Strategic Income Fund	26

Ultra-Short Bond Fund	4

U.S. Government Securities Fund	76

U.S. Government Securities Ultra-Short Bond Fund	1

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. The Fund will segregate or earmark liquid assets in an amount as least equal in value to its commitments to purchase when-issued and forward commitment securities.

TBA Purchase Commitments — The Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation.”

Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (principally using TBA’s) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed future date. The Funds

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing yield, principally by earning a negotiated fee. As of March 31, 2007, there were no open mortgage dollar rolls.

Bank Loans — The High Income Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund and Strategic Income Fund invest in first and second lien senior floating rate loans (“bank loans”). These loans are loans made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. These unfunded loan commitments, which are marked to market daily, are presented with the Schedule of Portfolio Investments. At March 31, 2007, only the Seix Floating Rate High Income Fund had unfunded loan commitments.

Swap Agreements — The High Income, Intermediate Bond, Investment Grade Bond, Investment Grade Tax-Exempt Bond, Strategic Income and Total Return Bond Funds may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement, at the time a Fund enters into a swap agreement or periodically during its term. Up-front receipts and payments are recorded as deferred income (liability) or expense (asset), as the case may be, on the statement of assets and liabilities and then amortized to income or expense over the life of the swap contract. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s current obligations under swap agreements (offset against any amounts owing to the Fund) will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid with the

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

Fund’s custodian. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Credit default swap (“CDS”) agreements are a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the CDS is a lender and faces credit risk from a third party, while the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principle amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statements of Operations.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The Strategic Income Fund does not have any compensating balance arrangements with its custodian, Brown Brothers Harriman & Co.

Restricted Securities — Certain of the Funds’ investments are restricted as to resale. As of March 31, 2007, all of these restricted securities have been deemed liquid by the Funds’ advisers based upon procedures approved by the Board unless stated otherwise on each Fund’s Schedule of Portfolio Investments.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the STI Classic Variable Trust (collectively, the “STI Complex”) are allocated across the STI Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Redemption Fees — Prior to November 20, 2006, for Funds other than the Money Market Funds, a redemption fee of 2% of the value of the shares sold was imposed on shares redeemed within seven days or less after the date of purchase (60 days or less for Strategic Income Fund) unless the redemption was excluded under the Funds’ Redemption Fee Policy. On November 20, 2006 the Redemption Fee Policy was removed from all Funds. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets as “Change in Net Assets from Capital Transactions”. Fees for the Funds during the years ended March 31, 2007 and March 31, 2006, were as follows:

	Year Ended	Year Ended
	03/31/07($)	03/31/06($)

High Grade Municipal Bond Fund	—	87

Investment Grade Bond Fund	5	—

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

	Year Ended	Year Ended
	03/31/07($)	03/31/06($)

Investment Grade Tax-Exempt Bond Fund	766	15

Limited-Term Federal Mortgage Securities Fund	541	550

Seix Floating Rate High Income Fund	1,006	—

Seix High Yield Fund	80	2,387

Short-Term Bond Fund	265	234

Strategic Income Fund	789	348

U.S. Government Securities Fund	662	693

Virginia Intermediate Municipal Bond Fund	1,440	903

      Amounts designated as “—” are $0.

New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share calculations on September 28, 2007. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

4.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and Trusco Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an advisory agreement.

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund (other than the Money Market Funds) up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. For the Money Market Funds, the maximum annual advisory fee is charged on average daily assets of each Money Market Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on amounts over

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

$2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2007 were as follows:

			Advisory Fees
	Maximum Annual	Overall Annual	Waived or	Net Annual
	Advisory Fee(%)	Advisory Fee(%)	Reimbursed(%)	Fees Paid(%)

Georgia Tax-Exempt Bond Fund	0.55	0.55	—	0.55

High Grade Municipal Bond Fund	0.55	0.55	—	0.55

High Income Fund	0.60	0.60	—	0.60

Intermediate Bond Fund	0.25	0.25	—	0.25

Investment Grade Bond Fund	0.50	0.50	—	0.50

Investment Grade Tax-Exempt Bond Fund	0.50	0.50	—	0.50

Limited Duration Fund	0.10	0.10	—	0.10

Limited-Term Federal Mortgage Securities Fund	0.50	0.50	—	0.50

Maryland Municipal Bond Fund	0.55	0.55	—	0.55

North Carolina Tax-Exempt Bond Fund	0.55	0.55	—	0.55

Seix Floating Rate High Income Fund	0.45	0.45	—	0.45

Seix High Yield Fund	0.45	0.43	—	0.43

Short-Term Bond Fund	0.40	0.40	—	0.40

Short-Term U.S. Treasury Securities Fund	0.40	0.40	—	0.40

Strategic Income Fund	0.60	0.60	(0.02)	0.58

Total Return Bond Fund	0.25	0.25	—	0.25

Ultra-Short Bond Fund	0.22	0.22	—	0.22

U.S. Government Securities Fund	0.50	0.50	—	0.50

U.S. Government Securities Ultra-Short Bond Fund	0.20	0.20	(0.03)	0.17

Virginia Intermediate Municipal Bond Fund	0.55	0.55	—	0.55

Prime Quality Money Market Fund	0.55	0.49	—	0.49

Tax-Exempt Money Market Fund	0.45	0.44	—	0.44

U.S. Government Securities Money Market Fund	0.55	0.55	—	0.55

U.S. Treasury Money Market Fund	0.55	0.54	—	0.54

Virginia Tax-Free Money Market Fund	0.40	0.40	—	0.40

The Investment Adviser has contractually agreed, until at least August 1, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

		Total Operating
		Expense(%)

North Carolina Tax-Exempt Bond Fund	I Shares	0.71

North Carolina Tax-Exempt Bond Fund	A Shares	0.86

North Carolina Tax-Exempt Bond Fund	C Shares	1.71

Seix Floating Rate High Income Fund	I Shares	0.55

Seix Floating Rate High Income Fund	A Shares	0.85

Virginia Intermediate Municipal Bond Fund	I Shares	0.60

Virginia Intermediate Municipal Bond Fund	A Shares	0.75

Virginia Intermediate Municipal Bond Fund	C Shares	1.60

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2007, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2007, there were no available cumulative potential reimbursements based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement (until August 1, 2009) after being reduced by amounts forfeited during the current fiscal year.

During the year ended March 31, 2007, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers will not be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting and transfer agent, and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the STI Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,714 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the STI Complex, including $300,000 towards the premium for Directors and Officers Liability/ Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the STI Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and BISYS Fund Services Limited Partnership (the “Distributor”) are parties to a Distribution Services Agreement. The Distributor will receive no fees for its distribution services under the agreement for the I Shares of any Fund. With respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of C Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2007 were as follows:

	Board Approved	Board Approved
	and Charged	and Charged
	A Share	C Share
	Distribution	Distribution
	Fee(%)	and Service Fee(%)

Georgia Tax-Exempt Bond Fund	0.15	1.00

High Grade Municipal Bond Fund	0.15	1.00

High Income Fund	0.30	1.00

Intermediate Bond Fund	0.25	1.00

Investment Grade Bond Fund	0.30	1.00

Investment Grade Tax-Exempt Bond Fund	0.30	1.00

Limited-Term Federal Mortgage Securities Fund	0.20	1.00

Maryland Municipal Bond Fund	0.15	1.00

North Carolina Tax-Exempt Bond Fund	0.15	1.00

Seix Floating Rate High Income Fund	0.30	N/A

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

	Board Approved	Board Approved
	and Charged	and Charged
	A Share	C Share
	Distribution	Distribution
	Fee(%)	and Service Fee(%)

Seix High Yield Fund	0.25	1.00

Short-Term Bond Fund	0.20	1.00

Short-Term U.S. Treasury Securities Fund	0.18	1.00

Strategic Income Fund	0.30	1.00

Total Return Bond Fund	0.25	1.00

U.S. Government Securities Fund	0.30	1.00

Virginia Intermediate Municipal Bond Fund	0.15	1.00

Prime Quality Money Market Fund	0.15	0.25

Tax-Exempt Money Market Fund	0.15	N/A

U.S. Government Securities Money Market Fund	0.15	N/A

U.S. Treasury Money Market Fund	0.15	N/A

Virginia Tax-Free Money Market Fund	0.15	N/A

Custodian Agreements — SunTrust Bank acts as custodian for the Funds except for the Strategic Income Fund, which has appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the STI Complex are also officers of the Investment Adviser, the Administrator and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	55,000	44,000

Regular Meeting Fee	10,000	8,000

Special Meeting Fee	5,000	4,000

Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the STI Classic Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of March 31, 2007, under the deferred compensation plan, the Trust had a deferred liability of approximately $68,635.

The Investment Adviser provides services to the STI Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the STI Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated across the assets of the STI Complex. For the year ended March 31, 2007, the total amount paid by the Trust for compliance services fees was $546,818.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

March 31, 2007, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fees($)

High Grade Municipal Bond Fund	—

High Income Fund	1

Intermediate Bond Fund	—

Investment Grade Bond Fund	2

Investment Grade Tax-Exempt Bond Fund	1

Limited Duration	1

Limited-Term Federal Mortgage Securities Fund	3

Seix Floating Rate High Income Fund	17

Seix High Yield Fund	13

Total Return Bond Fund	6

U.S. Government Securities Fund	4

Prime Quality Money Market Fund	47

U.S. Government Securities Money Market Fund	155

U.S. Treasury Money Market Fund	529

      Amounts designated as “—” round to less than $1,000.

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2007, were as follows (in thousands):

		Sales and
	Purchases($)	Maturities($)

Georgia Tax-Exempt Bond Fund	108,669	83,646

High Grade Municipal Bond Fund	213,873	219,961

High Income Fund	258,522	264,586

Intermediate Bond Fund	28,744	19,250

Investment Grade Bond Fund	166,072	118,837

Investment Grade Tax-Exempt Bond Fund	857,513	740,117

Limited Duration Fund	49,210	43,373

Maryland Municipal Bond Fund	21,239	24,780

North Carolina Tax-Exempt Bond Fund	38,558	35,319

Seix Floating Rate High Income Fund	1,030,633	582,652

Seix High Yield Fund	1,548,917	1,540,506

Short-Term Bond Fund	129,934	81,897

Strategic Income Fund	385,632	500,851

Total Return Bond Fund	210,995	141,552

Ultra-Short Bond Fund	41,474	148,376

U.S. Government Securities Ultra-Short Bond Fund	735	3,211

Virginia Intermediate Municipal Bond Fund	112,416	116,595

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding securities maturing less than one year from acquisition, for the year ended March 31, 2007, were as follows (in thousands):

		Sales and
	Purchases($)	Maturities($)

Intermediate Bond Fund	143,101	175,989

Investment Grade Bond Fund	866,211	1,014,136

Limited Duration Fund	10,369	9,388

Limited-Term Federal Mortgage Securities Fund	423,226	340,668

Seix High Yield Fund	—	41,426

Short-Term Bond Fund	375,775	270,791

Short-Term U.S. Treasury Securities Fund	62,492	69,119

Strategic Income Fund	301,887	354,083

Total Return Bond Fund	1,523,043	1,563,990

Ultra-Short Bond Fund	95,799	140,810

U.S. Government Securities Fund	804,776	576,211

U.S. Government Securities Ultra-Short Bond Fund	43,861	43,651

6.	Federal Tax Policies and Information

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions and the difference between book and tax amortization methods for premium and market discount), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2007, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2007 are presented on each Fund’s Schedule of Portfolio Investments.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The tax character of distributions paid to shareholders during the year ended March 31, 2007 was as follows (in thousands):

	Distributions paid from
						Total
	Net Investment	Net Long Term	Total Taxable	Tax-Exempt	Return of	Distributions
Fund	Income($)	Capital Gains($)	Distributions($)	Distributions($)	Capital($)	Paid($)*

Georgia Tax-Exempt Bond Fund	—	110	110	5,296	—	5,406

High Grade Municipal Bond Fund	50	261	311	5,750	—	6,061

High Income Fund	5,497	—	5,497	—	—	5,497

Intermediate Bond Fund	3,670	—	3,670	—	—	3,670

Investment Grade Bond Fund	21,516	—	21,516	—	—	21,516

Investment Grade Tax-Exempt Bond Fund	1,228	227	1,455	11,267	—	12,722

Limited Duration Fund	3,643	9	3,652	—	—	3,652

Limited-Term Federal Mortgage Securities Fund	18,460	—	18,460	—	—	18,460

Maryland Municipal Bond Fund	36	106	142	1,376	—	1,518

North Carolina Tax-Exempt Bond Fund	—	—	—	1,516	—	1,516

Seix Floating Rate High Income Fund	26,504	—	26,504	—	—	26,504

Seix High Yield Fund	85,396	—	85,396	—	—	85,396

Short-Term Bond Fund	14,992	—	14,992	—	—	14,992

Short-Term U.S. Treasury Securities Fund	2,675	—	2,675	—	—	2,675

Strategic Income Fund	6,746	—	6,746	—	2,761	9,507

Total Return Bond Fund	26,630	—	26,630	—	—	26,630

Ultra-Short Bond Fund	7,874	—	7,874	—	—	7,874

U.S. Government Securities Fund	20,925	—	20,925	—	—	20,925

U.S. Government Securities Ultra-Short Bond Fund	1,529	—	1,529	—	—	1,529

Virginia Intermediate Municipal Bond Fund	—	—	—	7,244	—	7,244

Prime Quality Money Market Fund	358,404	88	358,492	—	—	358,492

Tax-Exempt Money Market Fund	101	20	121	56,823	—	56,944

U.S. Government Securities Money Market Fund	32,696	—	32,696	—	—	32,696

U.S. Treasury Money Market Fund	63,779	—	63,779	—	—	63,779

Virginia Tax-Free Money Market Fund	4	—	4	16,287	—	16,291

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

The tax character of distributions paid to shareholders during the period ended March 31, 2006 was as follows (in thousands):

	Distributions paid from

	Net Investment	Net Long Term	Total Taxable	Tax-Exempt	Total Distributions
Fund	Income($)	Capital Gains($)	Distributions($)	Distributions($)	Paid($)*

Georgia Tax-Exempt Bond Fund	—	127	127	3,970	4,097

High-Grade Municipal Bond Fund	21	850	871	5,574	6,445

High Income Fund	8,484	1,954	10,438	—	10,438

Intermediate Bond Fund	2,522	101	2,623	—	2,623

Investment Grade Bond Fund	22,428	—	22,428	—	22,428

Investment Grade Tax-Exempt Bond Fund	205	2,161	2,366	8,459	10,825

Limited Duration Fund	2,224	1	2,225	—	2,225

Limited-Term Federal Mortgage Securities Fund	15,899	—	15,899	—	15,899

Maryland Municipal Bond Fund	18	348	366	1,460	1,826

North Carolina Tax-Exempt Bond Fund	4	—	4	1,205	1,209

Seix Floating Rate High Income Fund	5	—	5	—	5

Seix High Yield Fund	89,393	8,360	97,753	—	97,753

Short-Term Bond Fund	9,805	—	9,805	—	9,805

Short-Term U.S. Treasury Securities Fund	2,357	—	2,357	—	2,357

Strategic Income Fund	15,838	2,250	18,088	—	18,088

Total Return Bond Fund	15,441	89	15,530	—	15,530

Ultra-Short Bond Fund	7,484	—	7,484	—	7,484

U.S. Government Securities Fund	13,540	—	13,540	—	13,540

U.S. Government Securities Ultra-Short Bond Fund	2,019	—	2,019	—	2,019

Virginia Intermediate Municipal Bond Fund	—	1,180	1,180	5,997	7,177

Prime Quality Money Market Fund	171,636	—	171,636	—	171,636

Tax-Exempt Money Market Fund	—	75	75	34,712	34,787

U.S. Government Securities Money Market Fund	20,612	—	20,612	—	20,612

U.S. Treasury Money Market Fund	40,814	—	40,814	—	40,814

Virginia Tax-Free Money Market Fund	79	24	103	10,216	10,319

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

As of March 31, 2007 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed	Undistributed	Undistributed			Accumulated
	Tax Exempt	Ordinary	Long Term	Accumulated	Distributions	Capital and
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)**

Georgia Tax-Exempt Bond Fund	302	—	—	302	(540)	(111)

High Grade Municipal Bond Fund	497	269	165	931	(503)	—

High Income Fund	—	1,656	—	1,656	(506)	—

Intermediate Bond Fund	—	964	—	964	(407)	(3,785)

Investment Grade Bond Fund	—	1,485	—	1,485	(1,893)	(14,840)

Investment Grade Tax-Exempt Bond Fund	1,039	859	508	2,406	(1,192)	—

Limited Duration Fund	—	183	—	183	(184)	(28)

Limited-Term Federal Mortgage Securities Fund	—	1,826	—	1,826	(1,756)	(18,607)

Maryland Municipal Bond Fund	67	9	13	89	(111)	—

North Carolina Tax- Exempt Bond Fund	74	—	—	74	(138)	(133)

Seix Floating Rate High Income Fund	—	5,261	—	5,261	(3,748)	(15)

Seix High Yield Fund	—	7,190	—	7,190	(7,172)	(16,794)

Short-Term Bond Fund	—	1,706	—	1,706	(1,693)	(11,178)

Short-Term U.S. Treasury Securities Fund	—	248	—	248	(251)	(2,419)

Strategic Income Fund	—	—	—	—	(845)	(4,400)

Total Return Bond Fund	—	1,995	—	1,995	(2,672)	(8,527)

Ultra-Short Bond Fund	—	454	—	454	(434)	(2,419)

U.S. Government Securities Fund	—	2,471	—	2,471	(2,305)	(8,995)

U.S. Government Ultra-Short Bond Fund	—	144	—	144	(129)	(1,342)

Virginia Intermediate Municipal Bond Fund	671	—	—	671	(697)	(96)

Prime Quality Money Market Fund	—	36,614	—	36,614	(36,565)	—

Tax-Exempt Money Market Fund	4,721	56	63	4,840	(4,692)	—

U.S. Government Securities Money Market Fund	—	3,807	—	3,807	(3,791)	(2)

U.S. Treasury Money Market Fund	—	4,173	—	4,173	(4,091)	(212)

Virginia Tax-Free Money Market Fund	1,543	—	—	1,543	(1,529)	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Unrealized
	Appreciation	Total Accumulated
	(Depreciation)($)***	Earnings (Deficit)($)

Georgia Tax-Exempt Bond Fund	3,254	2,905

High Grade Municipal Bond Fund	1,790	2,218

High Income Fund	1,786	2,936

Intermediate Bond Fund	52	(3,176)

Investment Grade Bond Fund	635	(14,613)

Investment Grade Tax-Exempt Bond Fund	1,448	2,662

Limited Duration Fund	(5)	(34)

Limited-Term Federal Mortgage Securities Fund	(542)	(19,079)

Maryland Municipal Bond Fund	855	833

North Carolina Tax- Exempt Bond Fund	541	344

Seix Floating Rate High Income Fund	1,843	3,341

Seix High Yield Fund	14,967	(1,809)

Short-Term Bond Fund	(375)	(11,540)

Short-Term U.S. Treasury Securities Fund	4	(2,418)

Strategic Income Fund	1,579	(3,666)

Total Return Bond Fund	(1,103)	(10,307)

Ultra-Short Bond Fund	391	(2,008)

U.S. Government Securities Fund	1,629	(7,200)

U.S. Government Ultra-Short Bond Fund	190	(1,137)

Virginia Intermediate Municipal Bond Fund	4,641	4,519

Prime Quality Money Market Fund	—	49

Tax-Exempt Money Market Fund	—	148

U.S. Government Securities Money Market Fund	—	14

U.S. Treasury Money Market Fund	—	(130)

Virginia Tax-Free Money Market Fund	—	14

**	As of the latest tax year end of March 31, 2007, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC FUNDS  March 31, 2007

	Expires

	2009($)	2011($)	2012($)	2013($)	2014($)	2015($)

Georgia Tax-Exempt Bond Fund	—	—	—	—	—	102

Intermediate Bond Fund	—	—	718	—	1,179	—

Investment Grade Bond Fund	7,224	—	—	—	—	7,017

Limited Duration Fund	—	—	—	—	—	13

Limited-Term Federal Mortgage Securities Fund	—	—	5,162	3,272	5,209	4,012

North Carolina Tax-Exempt Bond Fund	—	—	—	—	130	—

Seix High Yield Fund	—	—	—	—	5,154	11,640

Short-Term Bond Fund	352	9,216	22	354	47	978

Short-Term U.S. Treasury Securities Fund	—	—	—	245	907	1,149

Strategic Income Fund	—	—	—	—	—	4,195

Total Return Bond Fund	—	161	573	1,285	—	4,712

Ultra-Short Bond Fund	—	—	588	548	573	665

U.S. Government Securities Fund	—	—	2,698	508	251	5,287

U.S. Government Securities Ultra-Short Bond Fund	—	—	519	393	272	150

Virginia Intermediate Municipal Bond Fund	—	—	—	—	33	63

U.S. Treasury Money Market Fund	—	—	—	165	42	5

During the year ended March 31, 2007, the Intermediate Bond Fund and North Carolina Tax-Exempt Bond Fund utilized $319 and $40, respectively, in thousands, in capital loss carryforwards.

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Georgia Tax-Exempt Bond Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and U.S. Government Securities Money Market Fund have incurred and will elect to defer $9, $1,888, $599, $15, $952, $3, $15, $209, $118, $205, $1,796, $45, $251, $8 and $2, respectively, in thousands, in capital losses.

***	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “—” are either $0 or have been rounded to $0.

7.	Risks

The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The High Income, Seix High Yield and Strategic Income Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

The High Income Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund and Strategic Income Fund invest in first and second lien senior floating rate loans. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FUNDS  March 31, 2007

The Intermediate Bond, Investment Grade Bond, Strategic Income and Total Return Bond Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with these Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Georgia Tax-Exempt Bond, Maryland Municipal Bond, North Carolina Tax-Exempt Bond, Virginia Intermediate Municipal Bond and Virginia Tax-Free Money Market Funds’ concentrations of investments in securities of issuers located in a specific region subjects each Fund to the economic and government policies of that region.

The Intermediate Bond, Investment Grade Bond, Limited Duration, Limited-Term Federal Mortgage Securities, Short-Term Bond, Total Return Bond, Ultra-Short Bond, U.S. Government Securities and U.S. Government Securities Ultra-Short Bond Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a Fund’s average duration.

The Money Market Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC FUNDS  March 31, 2007

To the Board of Trustees and Shareholders of

STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund (formerly known as “Florida Tax-Exempt Bond Fund”), High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund (formerly known as “Core Bond Fund”), Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (twenty-five of the fifty funds constituting STI Classic Funds, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, except as discussed below where funds were audited by other independent accountants, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended May 31, 2004 of the North Carolina Tax-Exempt Bond Fund were audited by other independent accountants, whose report dated July 19, 2004 expressed an unqualified opinion on those financial statements. The financial highlights for each of the two years (or periods) in the period ended October 31, 2003 of the Intermediate Bond Fund, Limited Duration Fund, Seix High Yield Fund and Total Return Bond Fund were audited by other independent accountants whose report dated December 19, 2003 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Columbus, Ohio

May 30, 2007

OTHER FEDERAL TAX INFORMATION
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

For corporate shareholders, the following percentage of the total ordinary income distributions paid by the Funds during the year ended March 31, 2007 qualify for the corporate dividends received deductions:

Dividend Received
Deduction(%)

Strategic Income Fund	1.25

For the year ended March 31, 2007, the following Fund had a qualified dividend income of:

Qualified Dividend
Income(%)

Strategic Income Fund	1.25

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Mr. Ridley is a trustee who may be deemed to be an “interested person” of the Trust.

				Number of
Name, Business				Portfolios in
Address, State of	Position	Term of Office		Fund
Residence and Date	Held with	and Length of	Principal Occupation(s)	Complex
of Birth	Trust	Time Served	During the Past 5 Years	Overseen	Other Directorships Held

INTERESTED TRUSTEE*
Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

INDEPENDENT TRUSTEES
Jeffrey M. Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

F. Wendell Gooch 3435 Stelzer Road Columbus, OH 43219 (Indiana) DOB 12/32	Trustee	Indefinite; since May 1992	Retired	57	SEI Family of Funds

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	57	None

James O. Robbins 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/42	Trustee	Indefinite; since May 2000	Retired. President and Chief Executive Officer, Cox Communications, Inc. (1985-2005)	57	Bessemer Securities, Inc.; Humana, Inc.

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

*	Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Investment Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (concluded)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Term of
	Position(s)	Office and
Name, Address	Held with	Length of	Principal Occupation(s)
and Date of Birth	Trust	Time Served	During the Past 5 Years

OFFICERS
R. Jeffrey Young 3435 Stelzer Road Columbus, OH 43219 DOB 08/64	President and Chief Executive Officer	One year; since July 2004	Senior Vice President, Relationship Management, BISYS Fund Services (since 2002); Vice President, Client Services, BISYS Fund Services (1997-2002)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, Trusco Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer, Chief Financial Officer and Chief Accounting Officer	One year; since March 2007	Vice President, Fund Administration, BISYS Fund Services

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One year; since February 2005	Senior Counsel, Legal Services, BISYS Fund Services (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Jennifer A. English 3435 Stelzer Road Columbus, OH 43219 DOB 03/72	Assistant Secretary	One year; since November 2005	Assistant Counsel, Legal Services, BISYS Fund Services (since 2005); Assistant Counsel, PFPC Inc. (2002-2005); Associate Legal Product Manager, Fidelity Investments (2001)

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

ADDITIONAL INFORMATION
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Annual Approval of Investment Advisory Agreement

The continuance of the Trust’s investment advisory agreements with Trusco Capital Management, Inc. (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreements for another year.

In considering the renewal of the agreements this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 24, 2006, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 14, 2006, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At both meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information. As part of its consideration, the Board also reviewed a single consolidated form of advisory agreement representing the substance of both of the Trust’s existing agreements with the Adviser and considered whether to adopt the consolidated form of agreement going forward.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the consolidated form of agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior

ADDITIONAL INFORMATION (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser supported the approval of the agreement.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Adviser supported the approval of the agreement.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreement and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreement.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION  (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Expense Examples

As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Georgia Tax-Exempt Bond Fund	I Shares	$1,000.00	$1,017.70	$0.03	0.60%
	A Shares	1,000.00	1,015.90	3.77	0.75
	C Shares	1,000.00	1,011.60	8.07	1.60

High Grade Municipal Bond Fund	I Shares	1,000.00	1,012.90	3.06	0.61
	A Shares	1,000.00	1,012.20	3.81	0.76
	C Shares	1,000.00	1,007.90	8.06	1.61

High Income Fund	I Shares	1,000.00	1,092.20	3.60	0.70
	A Shares	1,000.00	1,090.50	5.21	1.00
	C Shares	1,000.00	1,085.30	8.84	1.70

Intermediate Bond Fund	I Shares	1,000.00	1,028.50	1.62	0.32
	A Shares	1,000.00	1,026.30	2.68	0.53
	C Shares	1,000.00	1,023.30	6.76	1.34

Investment Grade Bond Fund	I Shares	1,000.00	1,026.50	2.78	0.56
	A Shares	1,000.00	1,025.00	4.34	0.86
	C Shares	1,000.00	1,021.40	7.86	1.56

Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,015.10	2.81	0.56
	A Shares	1,000.00	1,013.60	4.32	0.86
	C Shares	1,000.00	1,009.20	7.81	1.56

Limited Duration Fund	I Shares	1,000.00	1,025.10	0.71	0.14

Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,025.90	2.78	0.55
	A Shares	1,000.00	1,024.90	3.79	0.75
	C Shares	1,000.00	1,020.80	7.81	1.55

Maryland Municipal Bond Fund	I Shares	1,000.00	1,016.60	3.22	0.64
	A Shares	1,000.00	1,015.80	4.02	0.79
	C Shares	1,000.00	1,011.50	8.22	1.64

North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,019.10	2.97	0.59
	A Shares	1,000.00	1,018.30	3.72	0.74
	C Shares	1,000.00	1,014.10	7.88	1.57

Seix Floating Rate High Income Fund	I Shares	1,000.00	1,050.00	2.56	0.50
	A Shares	1,000.00	1,048.40	7.99	0.78

Seix High Yield Fund	I Shares	1,000.00	1,058.60	2.51	0.49
	A Shares	1,000.00	1,057.60	3.85	0.74
	C Shares	1,000.00	1,053.40	7.63	1.49

ADDITIONAL INFORMATION  (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Short-Term Bond Fund	I Shares	$1,000.00	$1,024.80	$2.32	0.46%
	A Shares	1,000.00	1,023.70	3.33	0.66
	C Shares	1,000.00	1,020.70	7.36	1.46

Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.30	2.42	0.48
	A Shares	1,000.00	1,021.40	3.33	0.66
	C Shares	1,000.00	1,017.30	7.44	1.48

Strategic Income Fund	I Shares	1,000.00	1,051.20	3.68	0.72
	A Shares	1,000.00	1,049.40	5.21	1.02
	C Shares	1,000.00	1,046.00	8.77	1.72

Total Return Bond Fund	I Shares	1,000.00	1,028.50	1.52	0.30
	A Shares	1,000.00	1,027.50	2.78	0.55
	C Shares	1,000.00	1,023.40	6.56	1.30

Ultra-Short Bond Fund	I Shares	1,000.00	1,026.20	1.46	0.29

U.S. Government Securities Fund	I Shares	1,000.00	1,025.50	2.78	0.55
	A Shares	1,000.00	1,024.00	4.29	0.85
	C Shares	1,000.00	1,020.40	7.81	1.55

U.S. Government Securities Ultra- Short Bond Fund	I Shares	1,000.00	1,027.30	1.42	0.28

Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,015.20	3.01	0.60
	A Shares	1,000.00	1,014.40	3.77	0.75
	C Shares	1,000.00	1,010.20	8.02	1.60

Prime Quality Money Market Fund	I Shares	1,000.00	1,024.30	2.67	0.53
	A Shares	1,000.00	1,023.60	3.43	0.68
	C Shares	1,000.00	1,023.10	3.93	0.78

Tax-Exempt Money Market Fund	I Shares	1,000.00	1,015.70	2.41	0.48
	A Shares	1,000.00	1,015.00	3.16	0.63

U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,023.50	3.03	0.60
	A Shares	1,000.00	1,022.70	3.78	0.75

U.S. Treasury Money Market Fund	I Shares	1,000.00	1,023.40	2.98	0.59
	A Shares	1,000.00	1,022.60	3.73	0.74

Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,015.70	2.26	0.45
	A Shares	1,000.00	1,014.90	3.01	0.60

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

ADDITIONAL INFORMATION  (continued)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Georgia Tax-Exempt Bond Fund	I Shares	$1,000.00	$1,024.90	$0.03	0.60%
	A Shares	1,000.00	1,021.19	3.78	0.75
	C Shares	1,000.00	1,016.90	8.10	1.60

High Grade Municipal Bond Fund	I Shares	1,000.00	1,050.00	3.12	0.61
	A Shares	1,000.00	1,050.00	3.88	0.76
	C Shares	1,000.00	1,050.00	8.23	1.61

High Income Fund	I Shares	1,000.00	1,021.49	3.48	0.70
	A Shares	1,000.00	1,019.95	5.04	1.00
	C Shares	1,000.00	1,016.45	8.55	1.70

Intermediate Bond Fund	I Shares	1,000.00	1,023.34	1.61	0.32
	A Shares	1,000.00	1,022.29	2.67	0.53
	C Shares	1,000.00	1,018.25	6.74	1.34

Investment Grade Bond Fund	I Shares	1,000.00	1,022.19	2.77	0.56
	A Shares	1,000.00	1,020.64	4.33	0.86
	C Shares	1,000.00	1,017.15	7.85	1.56

Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.14	2.82	0.56
	A Shares	1,000.00	1,020.64	4.33	0.86
	C Shares	1,000.00	1,017.15	7.85	1.56

Limited Duration Fund	I Shares	1,000.00	1,024.23	0.71	0.14

Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,022.19	2.77	0.55
	A Shares	1,000.00	1,021.19	3.78	0.75
	C Shares	1,000.00	1,017.20	7.80	1.55

Maryland Municipal Bond Fund	I Shares	1,000.00	1,021.74	3.23	0.64
	A Shares	1,000.00	1,020.94	4.03	0.79
	C Shares	1,000.00	1,016.75	8.25	1.64

North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.99	2.97	0.59
	A Shares	1,000.00	1,021.24	3.73	0.74
	C Shares	1,000.00	1,017.10	7.90	1.57

Seix Floating Rate High Income Fund	I Shares	1,000.00	1,022.44	2.52	0.50
	A Shares	1,000.00	996.11	3.88	0.78

Seix High Yield Fund	I Shares	1,000.00	1,022.49	2.47	0.49
	A Shares	1,000.00	1,021.19	3.78	0.74
	C Shares	1,000.00	1,017.50	7.49	1.49

Short-Term Bond Fund	I Shares	1,000.00	1,022.64	2.32	0.46
	A Shares	1,000.00	1,021.64	3.33	0.66
	C Shares	1,000.00	1,017.65	7.34	1.46

Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.54	2.42	0.48
	A Shares	1,000.00	1,021.64	3.33	0.66
	C Shares	1,000.00	1,017.55	7.44	1.48

ADDITIONAL INFORMATION  (concluded)
STI CLASSIC FUNDS  March 31, 2007
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/06	03/31/07	10/01/06-03/31/07	10/01/06-03/31/07

Strategic Income Fund	I Shares	$1,000.00	$1,021.34	$3.63	0.72%
	A Shares	1,000.00	1,019.85	5.14	1.02
	C Shares	1,000.00	1,016.36	8.65	1.72

Total Return Bond Fund	I Shares	1,000.00	1,023.44	1.51	0.30
	A Shares	1,000.00	1,022.19	2.77	0.55
	C Shares	1,000.00	1,018.45	6.54	1.30

Ultra-Short Bond Fund	I Shares	1,000.00	1,023.49	1.46	0.29

U.S. Government Securities Fund	I Shares	1,000.00	1,022.19	2.77	0.55
	A Shares	1,000.00	1,020.69	4.28	0.85
	C Shares	1,000.00	1,017.20	7.80	1.55

U.S. Government Securities Ultra- Short Bond Fund	I Shares	1,000.00	1,023.54	1.41	0.28

Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,021.19	3.78	0.75
	C Shares	1,000.00	1,016.95	8.05	1.60

Prime Quality Money Market Fund	I Shares	1,000.00	1,022.29	2.67	0.53
	A Shares	1,000.00	1,021.54	3.43	0.68
	C Shares	1,000.00	1,021.04	3.93	0.78

Tax-Exempt Money Market Fund	I Shares	1,000.00	1,022.54	2.42	0.48
	A Shares	1,000.00	1,021.79	3.18	0.63

U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,021.19	3.78	0.75

U.S. Treasury Money Market Fund	I Shares	1,000.00	1,021.99	2.97	0.59
	A Shares	1,000.00	1,021.24	3.73	0.74

Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,022.69	2.27	0.45
	A Shares	1,000.00	1,021.94	3.02	0.60

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

(This page intentionally left blank)

(This page intentionally left blank)

Investment Adviser:
Trusco Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-STI-FUND, or visit www.sticlassicfunds.com. Please read the prospectus carefully before investing.
Distributor:
BISYS Fund Services Limited Partnership
Not FDIC Insured • No Bank Guarantee • May Lose Value
STI-ABMM-0307
5/07

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Warren Y. Jobe, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

	Current Year		Previous Year
(a) Audit Fees	$729,216		$775,780
(b) Audit-Related Fees	$107,670	(1)	$109,170	(1)
(c) Tax Fees	$0		$0
(d) All Other Fees	$0		$0

(1)	Services related to security count examinations under Rule 17f-2 of the Investment Company Act.
e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$3,438,868 (1)	$3,100,592 (1)

(1)	Non-audit services relate principally to certain technical accounting advice on financial products of SunTrust Banks, Inc.; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.
(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively, except as discussed below, to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no significant changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)STI Classic Funds

By (Signature and Title)*	/s/ Martin R. Dean, Treasurer
Martin R. Dean Treasurer
Date 06/07/07
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young, President
R. Jeffrey Young President
Date 06/08/07

By (Signature and Title)*	/s/ Martin R. Dean, Treasurer
Martin R. Dean Treasurer
Date 06/07/07

*	Print the name and title of each signing officer under his or her signature.